(2_FIDELITY_LOGOS)

FIDELITY(REGISTERED TRADEMARK) ADVISOR
(registered trademark)
ASSET ALLOCATION
FUND - CLASS A, CLASS T, CLASS B AND CLASS C

ANNUAL REPORT

NOVEMBER 30, 1999

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     15  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            16  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   34  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  43  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  50  The auditors' opinion.
ACCOUNTANTS


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:
U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500 SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR ASSET ALLOCATION FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999         LIFE OF FUND

FIDELITY ADV ASSET ALLOCATION          9.20%
- CL A

FIDELITY ADV ASSET ALLOCATION          2.92%
- CL A   (INCL. 5.75% SALES
CHARGE)

Fidelity Adv Asset Allocation          10.51%
Composite

 S&P 500(registered trademark)         14.67%

 LB Aggregate Bond                     0.20%

 LB 3 Month T-Bill                     4.48%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix . The benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND

             FA Asset Allocation CL A    S&P 500                     70 S&P/25 LBAgg/5 LB 3Mo    LB Aggregate Bond
             00726                       SP001                       F0022                       LB001
  1998/12/28       9425.00                    10000.00                    10000.00                    10000.00
  1998/12/31       9490.98                    10031.66                    10035.77                    10054.20
  1999/01/31       9933.95                    10451.19                    10349.38                    10126.02
  1999/02/28       9622.93                    10126.36                    10080.60                     9949.22
  1999/03/31       9896.25                    10531.52                    10379.06                    10004.42
  1999/04/30      10018.78                    10939.40                    10670.53                    10036.13
  1999/05/31       9773.73                    10681.13                    10472.78                     9947.81
  1999/06/30      10084.75                    11273.93                    10873.32                     9916.04
  1999/07/31       9867.98                    10921.96                    10626.56                     9874.40
  1999/08/31       9839.70                    10867.89                    10590.53                     9869.38
  1999/09/30       9660.63                    10570.00                    10420.44                     9983.91
  1999/10/31      10131.88                    11238.87                    10893.80                    10020.74
  1999/11/30      10292.10                    11467.36                    11050.85                    10020.05
IMATRL PRASUN   SHR__CHT 19991130 19991222 125843 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class A on December 28, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $10,292 - a 2.92% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have grown to $11,467 - a 14.67% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $10,020 - a 0.20% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index (+70%), the Lehman Brothers Aggregate Bond Index (+25%) and the Lehman Brothers 3-Month T-Bill Index (+5%) according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,051 - a 10.51% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

* CURRENTLY 70% STOCKS, 25% BONDS AND 5% SHORT-TERM/MONEY MARKET
INSTRUMENTS.

FIDELITY ADVISOR ASSET ALLOCATION FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999         LIFE OF FUND

FIDELITY ADV ASSET ALLOCATION          8.90%
- CL T

FIDELITY ADV ASSET ALLOCATION          5.09%
- CL T   (INCL. 3.50% SALES
CHARGE)

Fidelity Adv Asset Allocation          10.51%
Composite

 S&P 500                               14.67%

 LB Aggregate Bond                     0.20%

 LB 3 Month T-Bill                     4.48%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix . The benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND


             FA Asset Allocation CL T    S&P 500                     70 S&P/25 LBAgg/5 LB 3Mo    LB Aggregate Bond
             00730                       SP001                       F0022                       LB001
  1998/12/28       9650.00                    10000.00                    10000.00                    10000.00
  1998/12/31       9717.55                    10031.66                    10035.77                    10054.20
  1999/01/31      10171.10                    10451.19                    10349.38                    10126.02
  1999/02/28       9852.65                    10126.36                    10080.60                     9949.22
  1999/03/31      10132.50                    10531.52                    10379.06                    10004.42
  1999/04/30      10257.95                    10939.40                    10670.53                    10036.13
  1999/05/31      10007.05                    10681.13                    10472.78                     9947.81
  1999/06/30      10315.85                    11273.93                    10873.32                     9916.04
  1999/07/31      10084.25                    10921.96                    10626.56                     9874.40
  1999/08/31      10064.95                    10867.89                    10590.53                     9869.38
  1999/09/30       9871.95                    10570.00                    10420.44                     9983.91
  1999/10/31      10354.45                    11238.87                    10893.80                    10020.74
  1999/11/30      10508.85                    11467.36                    11050.85                    10020.05
IMATRL PRASUN   SHR__CHT 19991130 19991222 131655 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $10,509 - a 5.09% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have grown to $11,467 - a 14.67% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $10,020 - a 0.20% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index (+70%), the Lehman Brothers Aggregate Bond Index (+25%) and the Lehman Brothers 3-Month T-Bill Index (+5%) according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,051 - a 10.51% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

(checkmark)

* CURRENTLY 70% STOCKS, 25% BONDS AND 5% SHORT-TERM/MONEY MARKET
INSTRUMENTS.

FIDELITY ADVISOR ASSET ALLOCATION FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the life of fund total return is 5%. If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999         LIFE OF FUND

FIDELITY ADV ASSET ALLOCATION          8.50%
- CL B

FIDELITY ADV ASSET ALLOCATION          3.50%
- CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

Fidelity Adv Asset Allocation          10.51%
Composite

 S&P 500                               14.67%

 LB Aggregate Bond                     0.20%

 LB 3 Month T-Bill                     4.48%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix . The benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND

             FA Asset Allocation CL B    70 S&P/25 LBAgg/5 LB 3Mo    S&P 500                     LB Aggregate Bond
             00727                       F0022                       SP001                       LB001
  1998/12/28      10000.00                    10000.00                    10000.00                    10000.00
  1998/12/31      10070.00                    10035.77                    10031.66                    10054.20
  1999/01/31      10540.00                    10349.38                    10451.19                    10126.02
  1999/02/28      10200.00                    10080.60                    10126.36                     9949.22
  1999/03/31      10490.00                    10379.06                    10531.52                    10004.42
  1999/04/30      10610.00                    10670.53                    10939.40                    10036.13
  1999/05/31      10350.00                    10472.78                    10681.13                     9947.81
  1999/06/30      10670.00                    10873.32                    11273.93                     9916.04
  1999/07/31      10430.00                    10626.56                    10921.96                     9874.40
  1999/08/31      10400.00                    10590.53                    10867.89                     9869.38
  1999/09/30      10210.00                    10420.44                    10570.00                     9983.91
  1999/10/31      10690.00                    10893.80                    11238.87                    10020.74
  1999/11/30      10350.00                    11050.85                    11467.36                    10020.05
IMATRL PRASUN   SHR__CHT 19991130 19991227 153455 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class B on December 28, 1998, when the fund started. As the chart shows, by November 30, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $10,350 - a 3.50% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have grown to $11,467 - a 14.67% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $10,020 - a 0.20% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index (+70%), the Lehman Brothers Aggregate Bond Index (+25%) and the Lehman Brothers 3-Month T-Bill Index (+5%) according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,051 - a 10.51% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

* CURRENTLY 70% STOCKS, 25% BONDS AND 5% SHORT-TERM/MONEY MARKET
INSTRUMENTS.

FIDELITY ADVISOR ASSET ALLOCATION FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the life of fund total return is 1%. If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999         LIFE OF FUND

FIDELITY ADV ASSET ALLOCATION          8.50%
- CL C

FIDELITY ADV ASSET ALLOCATION          7.50%
- CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

Fidelity Adv Asset Allocation          10.51%
Composite

 S&P 500                               14.67%

 LB Aggregate Bond                     0.20%

 LB 3 Month T-Bill                     4.48%

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix . The benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND

             FA Asset Allocation CL C    S&P 500                     70 S&P/25 LBAgg/5 LB 3Mo    LB Aggregate Bond
             00728                       SP001                       F0022                       LB001
  1998/12/28      10000.00                    10000.00                    10000.00                    10000.00
  1998/12/31      10070.00                    10031.66                    10035.77                    10054.20
  1999/01/31      10540.00                    10451.19                    10349.38                    10126.02
  1999/02/28      10200.00                    10126.36                    10080.60                     9949.22
  1999/03/31      10490.00                    10531.52                    10379.06                    10004.42
  1999/04/30      10610.00                    10939.40                    10670.53                    10036.13
  1999/05/31      10350.00                    10681.13                    10472.78                     9947.81
  1999/06/30      10670.00                    11273.93                    10873.32                     9916.04
  1999/07/31      10420.00                    10921.96                    10626.56                     9874.40
  1999/08/31      10390.00                    10867.89                    10590.53                     9869.38
  1999/09/30      10200.00                    10570.00                    10420.44                     9983.91
  1999/10/31      10690.00                    11238.87                    10893.80                    10020.74
  1999/11/30      10750.00                    11467.36                    11050.85                    10020.05
IMATRL PRASUN   SHR__CHT 19991130 19991222 144326 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class C on December 28, 1998, when the fund started. As the chart shows, by November 30, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $10,750 - a 7.50% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have grown to $11,467 - a 14.67% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $10,020 - a 0.20% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index (+70%), the Lehman Brothers Aggregate Bond Index (+25%) and the Lehman Brothers 3-Month T-Bill Index (+5%) according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,051 - a 10.51% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

* CURRENTLY 70% STOCKS, 25% BONDS AND 5% SHORT-TERM/MONEY MARKET
INSTRUMENTS.

FUND TALK: THE MANAGER'S OVERVIEW


MARKET RECAP

Technology stocks garnered the lion's
share of investors' affection, outpacing the broader market by a wide margin during the 12-month period that ended
November 30, 1999. But rising interest
rates spurred by strength in the
economy, along with several moves by
the Federal Reserve Board to tighten
monetary policy, kept most stocks
longing for attention during this time
frame. Tech stocks, seemingly bent on
re-writing the record books, shook off
the interest-rate concerns that
beleaguered most stocks over the
course of the period. The
technology-rich NASDAQ index
delivered a series of new highs en route to closing out the period up 71.64%.
The Standard & Poor's 500 Index, itself
powered by the narrow advances of a
small group of technology-oriented
stocks, posted a return of 20.90%.
For bonds, it was an uphill battle the
whole way. A deteriorating rate
picture weighed heavily on investors, as bond prices generally declined during the period. Treasuries had the roughest time of it, wilting as all of 1998's interest-rate cuts evaporated in the span of a year. The struggle wasn't as pronounced elsewhere in the bond market, as spread sectors - namely, corporates, mortgages and agencies
- maintained their edge over
comparable duration Treasuries. As a
group, though, bonds couldn't keep
from slipping into the red, with the
Lehman Brothers Aggregate Bond
Index - a widely followed measure
of taxable-bond performance -
retreating 0.04%.

(photograph of Richard Habermann)

An interview with Richard Habermann, Portfolio Manager of Fidelity Advisor Asset Allocation Fund

Q. HOW DID THE FUND PERFORM, DICK?

A. From December 28, 1998 - the fund's start date - through November 30, 1999, the fund's Class A, Class T, Class B and Class C shares returned 9.20%, 8.90%, 8.50% and 8.50%, respectively. The Fidelity Advisor Asset Allocation Composite Index returned 10.51% during that time. In future reports, we'll also compare the fund's performance to that of its Lipper Inc. peer group.

Q. WHAT ASSET ALLOCATION STRATEGIES DID YOU PURSUE DURING THE PERIOD?

A. The fund's neutral allocation mix calls for 70% to be invested in stocks, 25% in bonds and the rest in short-term and money market instruments. With stocks performing well through much of the period, I kept the fund's average equity exposure at around 74%. Timing, though, is also important, and the fund would have benefited from additional stock exposure at several junctures, particularly during the spring. On the bond side, the fund was somewhat underweighted on average to accommodate the equity position. My decision to lower the fund's exposure to investment-grade bonds worked out nicely, as rising interest rates detracted from returns. My focus within the bond subportfolio was instead on high-yield securities, which performed very well relative to the Treasury market.

Q. HOW DID THE FUND'S EQUITY SUBPORTFOLIO PERFORM DURING THE PERIOD?

A. The fund's equities performed nearly in line with the S&P 500 index, quite an accomplishment considering the narrowness of the market during the period. By that, I mean that 10 of the major stocks within the index generated 55% of its advance. Conversely, the bottom 450 stocks within the index produced a negative aggregate return. The technology sector led the market, and Brad Lewis - who manages the fund's stock positions - was able to find enough good names to outperform the S&P 500 within the technology sector. Tech stocks that performed well included Sun Microsystems, Lexmark International and Texas Instruments. The fund's stake in biotechnology company Amgen - which benefited from strong sales of its popular anemia drug, Epogen - also fared well. Positions that didn't perform well included medical device manufacturer Guidant, grocery-store chain Safeway and BellSouth. Overall, the fund's individual stock selection was strong, but industry weightings detracted somewhat.

Q. HOW DID YOU ALLOCATE INVESTMENTS WITHIN THE FUND'S BOND
SUBPORTFOLIO?

A. I continued to emphasize high-yield bonds, which clearly turned out to be a wise strategy. These positions - managed by Fred Hoff - posted attractive yields against the backdrop of a strong U.S. economy and a favorable corporate earnings outlook. The best individual high-yield performers included telecommunications names Nextel Communications, WinStar and Teligent. As far as the fund's investment-grade bond positions, rising interest rates pressured returns for much of the period. This subportfolio, managed by Charlie Morrison, was invested primarily in Treasuries. The increase in rates was a function of strengthening economic growth in both the U.S. and abroad; concerns about potential inflationary pressures arising from a two-fold increase in oil prices; strong employment and consumption growth; and a more aggressive Federal Reserve Board.

Q. HOW DID YOU POSITION THE FUND'S SHORT-TERM/MONEY MARKET
INVESTMENTS?

A. With interest rates spiking up,
John Todd - who manages this subportfolio - focused mainly on repurchase agreements. Repurchase agreements, or repos, are short-term securities that the seller agrees to buy back at a specified price and time. Repos offered the fund an effective sanctuary in which to invest assets on a temporary basis during the period. They also provided an adequate level of liquidity, which was desirable given the interest-rate outlook. As more money comes into the fund and market conditions settle, John will look at other types of money market instruments with varying maturities.

Q. WHAT'S YOUR OUTLOOK?

A. Despite the global economic growth we've seen recently, inflation remains subdued. Corporate earnings appear to be on solid ground for next year as well, which means there may be more market segments that are reasonably valued. I don't anticipate making any major adjustments to the fund's allocation mix.

DICK HABERMANN DISCUSSES
THE IMPORTANCE OF
EMPHASIZING HIGH-YIELD
BONDS IN '99:

"High-yield bonds played a central
role in shaping the fund's
performance during the period.
At times, in fact, the fund's high-yield investments represented close to two-thirds of the entire bond subportfolio.

"A healthy stock market and resilient
U.S. economy proved favorable for
the high-yield marketplace in that
investors were more willing to take
risks. Of course, the attractive yield
spreads between high-yield bonds
and government bonds also helped.

"What's important for shareholders
to know is that Fred Hoff and his
management team go to great
lengths to pick the best high-yield
investments possible. Research is
important for any investment, but
the complexities involved in
high-yield investing place an even
higher premium on thorough,
bottom-up analysis. Fred and his
research group spend lots of time
meeting with company management
teams and scouring the ins and
outs of every credit. Specifically,
Fred looks for issues that show
earnings growth momentum or
that have the ability to pay down
debt.

"Lately, the telecommunications
and cable TV industries have been
sources of good opportunity.
Companies in these areas tend to
float debt offerings frequently, and
the fund has been able to capitalize
on the strong performance within
these groups."

FUND FACTS

GOAL: maximum total return
over the long term through
investing in stocks, bonds
and short-term and money
market instruments

START DATE: December 28,
1998

SIZE: as of November 30,
1999, more than $26 million

MANAGER: Richard
Habermann, since inception;
joined Fidelity in 1968

(checkmark)

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

INVESTMENT CHANGES

TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

General Electric Co.            3.1                      2.1

Texas Instruments, Inc.         3.1                      0.4

Amgen, Inc.                     3.0                      2.8

SBC Communications, Inc.        2.9                      0.6

Wal-Mart Stores, Inc.           2.6                      3.4

Microsoft Corp.                 2.6                      3.5

Bristol-Myers Squibb Co.        2.2                      2.1

Chase Manhattan Corp.           1.8                      1.2

Fannie Mae                      1.8                      2.3

Lexmark International Group,    1.8                      1.5
Inc. Class A

                                24.9                     19.9

TOP TEN MARKET SECTORS AS OF
NOVEMBER 30, 1999

(STOCKS ONLY)                  % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

TECHNOLOGY                      21.2                     10.6

FINANCE                         10.4                     12.2

HEALTH                          8.6                      9.8

UTILITIES                       8.3                      12.1

RETAIL & WHOLESALE              6.0                      8.9

INDUSTRIAL MACHINERY &          5.1                      4.8
EQUIPMENT

ENERGY                          3.5                      3.5

DURABLES                        3.3                      1.9

MEDIA & LEISURE                 3.2                      1.7

NONDURABLES                     2.6                      8.1



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                   AS OF MAY 31, 1999 **

                               Stock Class 75%                                      Stock Class 74%

                               Bond Class 22%                                       Bond Class 19%

                               Short-Term Class 3%                                  Short-Term Class 7%

* FOREIGN  INVESTMENTS                              1%      ** FOREIGN INVESTMENTS                       6%


ASSET ALLOCATION IN THE PIE CHART REFLECT THE CATEGORIZATION OF ASSETS AS DEFINED IN THE FUND'S PROSPECTUS IN EFFECT AS OF THE TIME PERIOD INDICATED ABOVE. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO
ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.

Row: 1, Col: 1, Value: 75.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 22.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.0

Row: 1, Col: 1, Value: 74.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 19.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 7.0

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets

COMMON STOCKS - 73.3%

                                 SHARES                VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.6%

Boeing Co.                        1,220                $ 49,791

United Technologies Corp.         1,970                 111,305

                                                        161,096

BASIC INDUSTRIES - 0.9%

CHEMICALS & PLASTICS - 0.2%

Dow Chemical Co.                  440                   51,535

METALS & MINING - 0.5%

Alcoa, Inc.                       2,100                 137,550

PAPER & FOREST PRODUCTS - 0.2%

Champion International Corp.      390                   21,621

Weyerhaeuser Co.                  650                   39,813

                                                        61,434

TOTAL BASIC INDUSTRIES                                  250,519

CONSTRUCTION & REAL ESTATE -
0.5%

BUILDING MATERIALS - 0.5%

Masco Corp.                       5,400                 136,350

DURABLES - 3.3%

AUTOS, TIRES, & ACCESSORIES -
0.4%

Ford Motor Co.                    2,060                 104,030

CONSUMER DURABLES - 1.6%

Minnesota Mining &                4,400                 420,475
Manufacturing Co.

CONSUMER ELECTRONICS - 0.5%

Black & Decker Corp.              1,850                 83,019

Whirlpool Corp.                   1,040                 63,440

                                                        146,459

TEXTILES & APPAREL - 0.8%

NIKE, Inc. Class B                4,580                 210,680

TOTAL DURABLES                                          881,644

ENERGY - 3.5%

OIL & GAS - 3.5%

Atlantic Richfield Co.            2,520                 242,865

Chevron Corp.                     3,500                 309,969

Exxon Corp.                       550                   43,622

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Mobil Corp.                       2,860                $ 298,334

The Coastal Corp.                 540                   19,035

                                                        913,825

FINANCE - 10.4%

BANKS - 2.6%

Chase Manhattan Corp.             6,270                 484,358

J.P. Morgan & Co., Inc.           1,340                 176,210

UnionBanCal Corp.                 410                   18,066

                                                        678,634

CREDIT & OTHER FINANCE - 0.5%

Citigroup, Inc.                   2,380                 128,223

FEDERAL SPONSORED CREDIT - 2.2%

Fannie Mae                        7,060                 470,373

Freddie Mac                       2,450                 120,969

                                                        591,342

INSURANCE - 2.2%

AFLAC, Inc.                       1,370                 65,589

American International Group,     4,430                 457,398
Inc.

Lincoln National Corp.            220                   9,171

MGIC Investment Corp.             320                   18,080

Nationwide Financial              770                   27,672
Services, Inc. Class A

                                                        577,910

SAVINGS & LOANS - 0.3%

Golden West Financial Corp.       740                   74,694

SECURITIES INDUSTRY - 2.6%

Lehman Brothers Holdings,         2,020                 154,278
Inc.

Merrill Lynch & Co., Inc.         940                   75,788

Morgan Stanley Dean Witter &      3,410                 411,331
Co.

PaineWebber Group, Inc.           1,380                 54,079

                                                        695,476

TOTAL FINANCE                                           2,746,279

HEALTH - 8.6%

DRUGS & PHARMACEUTICALS - 7.6%

Allergan, Inc.                    690                   67,879

Amgen, Inc. (a)                   17,420                793,699

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Biogen, Inc. (a)                  3,610                $ 263,756

Bristol-Myers Squibb Co.          7,950                 580,847

Pfizer, Inc.                      1,240                 44,873

Schering-Plough Corp.             4,920                 251,535

Symyx Technologies, Inc.          100                   3,450

                                                        2,006,039

MEDICAL EQUIPMENT & SUPPLIES
- 0.7%

Johnson & Johnson                 1,870                 194,013

MEDICAL FACILITIES MANAGEMENT
- 0.3%

Columbia/HCA Healthcare Corp.     1,680                 45,780

United HealthCare Corp.           670                   34,798

                                                        80,578

TOTAL HEALTH                                            2,280,630

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.1%

ELECTRICAL EQUIPMENT - 3.6%

Emerson Electric Co.              970                   55,290

General Electric Co.              6,220                 808,600

General Instrument Corp. (a)      610                   39,955

Scientific-Atlanta, Inc.          660                   38,486

                                                        942,331

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.5%

Dover Corp.                       350                   15,181

Illinois Tool Works, Inc.         380                   24,605

Ingersoll-Rand Co.                4,150                 201,016

Metron Technology NV              100                   1,594

Tyco International Ltd.           4,060                 162,654

                                                        405,050

TOTAL INDUSTRIAL MACHINERY &                            1,347,381
EQUIPMENT

MEDIA & LEISURE - 3.0%

ENTERTAINMENT - 0.2%

Carnival Corp.                    870                   38,389

Royal Carribean Cruises Ltd.      300                   14,813

                                                        53,202

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

PUBLISHING - 2.3%

Gannet Co., Inc.                  2,280                $ 163,162

McGraw-Hill Companies, Inc.       6,830                 387,176

Tribune Co.                       1,000                 48,063

                                                        598,401

RESTAURANTS - 0.5%

Jack in the Box, Inc. (a)         450                   9,478

McDonald's Corp.                  2,870                 129,150

                                                        138,628

TOTAL MEDIA & LEISURE                                   790,231

NONDURABLES - 2.6%

BEVERAGES - 0.6%

Anheuser-Busch Companies,         2,060                 154,114
Inc.

FOODS - 1.4%

Quaker Oats Co.                   5,620                 366,705

HOUSEHOLD PRODUCTS - 0.2%

Procter & Gamble Co.              430                   46,440

TOBACCO - 0.4%

Philip Morris Companies, Inc.     4,750                 124,984

TOTAL NONDURABLES                                       692,243

RETAIL & WHOLESALE - 6.0%

APPAREL STORES - 0.5%

The Limited, Inc.                 1,160                 49,228

TJX Companies, Inc.               3,260                 85,371

                                                        134,599

GENERAL MERCHANDISE STORES -
3.8%

Costco Wholesale Corp. (a)        340                   31,174

Dayton Hudson Corp.               3,660                 258,259

Federated Department Stores,      550                   25,884
Inc. (a)

Wal-Mart Stores, Inc.             12,240                705,330

                                                        1,020,647

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.7%

Best Buy Co., Inc. (a)            870                   54,375

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

Lowe's Companies, Inc.            7,760                $ 386,545

SmarterKids.com, Inc.             100                   1,531

                                                        442,451

TOTAL RETAIL & WHOLESALE                                1,597,697

SERVICES - 0.2%

ADVERTISING - 0.1%

Digital Impact, Inc.              100                   5,388

Lifeminders.com, Inc.             100                   2,138

                                                        7,526

LEASING & RENTAL - 0.1%

Hertz Corp. Class A               680                   28,773

SERVICES - 0.0%

GetThere.com, Inc.                100                   2,544

The Management Network Group,     100                   3,375
Inc.

                                                        5,919

TOTAL SERVICES                                          42,218

TECHNOLOGY - 21.2%

COMMUNICATIONS EQUIPMENT - 3.0%

Cisco Systems, Inc. (a)           4,010                 357,642

Lucent Technologies, Inc.         5,940                 433,991

                                                        791,633

COMPUTER SERVICES & SOFTWARE
- 5.6%

Adobe Systems, Inc.               1,280                 87,920

America Online, Inc. (a)          2,560                 186,080

CacheFlow, Inc.                   100                   15,150

Computer Associates               4,490                 291,850
International, Inc.

Exactis.com, Inc.                 100                   2,450

First Data Corp.                  1,660                 71,795

iManage, Inc.                     100                   3,788

Lycos, Inc. (a)                   810                   45,360

Mediaplex, Inc.                   100                   3,400

Metasolv Software, Inc.           100                   6,169

Microsoft Corp. (a)               7,550                 687,404

Novell, Inc. (a)                  750                   14,672

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Official Payments Corp.           100                  $ 3,675

Retek, Inc.                       100                   6,781

Sabre Group Holdings, Inc.        340                   15,470
Class A (a)

SciQuest.com, Inc.                200                   6,600

Sterling Software, Inc. (a)       410                   10,788

VERITAS Software Corp. (a)        315                   28,842

                                                        1,488,194

COMPUTERS & OFFICE EQUIPMENT
- 2.9%

Adaptec, Inc. (a)                 680                   36,635

Apple Computer, Inc. (a)          2,470                 241,751

International Business            210                   21,643
Machines Corp.

Lexmark International Group,      5,620                 466,460
Inc. Class A (a)

                                                        766,489

ELECTRONIC INSTRUMENTS - 1.2%

Applied Materials, Inc. (a)       700                   68,206

KLA-Tencor Corp. (a)              980                   82,871

Teradyne, Inc. (a)                3,530                 153,776

                                                        304,853

ELECTRONICS - 8.5%

Conexant Systems, Inc. (a)        1,490                 88,283

Intel Corp.                       2,460                 188,651

LSI Logic Corp. (a)               4,240                 256,255

Maxim Integrated Products,        750                   60,234
Inc. (a)

Micron Technology, Inc. (a)       880                   59,070

Motorola, Inc.                    3,960                 452,430

PMC-Sierra, Inc. (a)              460                   47,409

Solectron Corp. (a)               310                   25,536

Texas Instruments, Inc.           8,360                 803,083

Virata Corp.                      100                   3,213

Xilinx, Inc. (a)                  2,870                 256,865

                                                        2,241,029

TOTAL TECHNOLOGY                                        5,592,198

TRANSPORTATION - 0.1%

TRUCKING & FREIGHT - 0.1%

United Parcel Service, Inc.       290                   19,158
Class B

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

UTILITIES - 7.3%

CELLULAR - 0.8%

ALLTEL Corp.                      1,220                $ 105,530

QUALCOMM, Inc. (a)                280                   101,448

TeleCorp PCS, Inc.                100                   3,606

                                                        210,584

ELECTRIC UTILITY - 2.8%

DTE Energy Co.                    3,790                 125,307

Edison International              3,070                 81,355

Florida Progress Corp.            1,460                 62,415

GPU, Inc.                         1,990                 63,680

PP&L Resources, Inc.              2,440                 56,273

Public Service Enterprise         4,940                 172,900
Group, Inc.

Reliant Energy, Inc.              6,850                 169,966

                                                        731,896

TELEPHONE SERVICES - 3.7%

BellSouth Corp.                   4,260                 196,759

Deltathree.com, Inc.              100                   2,931

Ono Finance PLC rights            20                    1,400
12/31/99 (a)(e)

Pathnet, Inc. warrants            30                    300
4/15/08 (a)(e)

SBC Communications, Inc.          14,892                773,453

                                                        974,843

TOTAL UTILITIES                                         1,917,323

TOTAL COMMON STOCKS                        19,368,792
(Cost $18,028,014)

NONCONVERTIBLE PREFERRED
STOCKS - 1.3%



MEDIA & LEISURE - 0.2%

BROADCASTING - 0.2%

CSC Holdings, Inc. 11.125%        131                   14,214
pay-in-kind

Sinclair Capital 11.625%          254                   25,400

                                                        39,614

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

PUBLISHING - 0.0%

PRIMEDIA, Inc.:

$9.20                             16                   $ 1,472

8.625%                            5                     438

                                                        1,910

TOTAL MEDIA & LEISURE                                   41,524

SERVICES - 0.1%

LEASING & RENTAL - 0.1%

Crown Castle International        29                    30,305
Corp. 12.75% pay-in-kind

UTILITIES - 1.0%

CELLULAR - 0.4%

Nextel Communications, Inc.:

11.125% pay-in-kind               96                    96,000

Series D, 13% pay-in-kind         10                    10,700

                                                        106,700

TELEPHONE SERVICES - 0.6%

Adelphia Business Solution,       24                    22,320
Inc. 12.875%

Intermedia Communications,        11                    10,450
Inc. 13.5% pay-in-kind

IXC Communications, Inc.          51                    55,845
12.5% pay-in-kind

NEXTLINK Communications, Inc.     793                   40,840
14% pay-in-kind

WinStar Communications, Inc.      40                    32,400
14.25% (a)

                                                        161,855

TOTAL UTILITIES                                         268,555

TOTAL NONCONVERTIBLE                       340,384
PREFERRED STOCKS
(Cost $329,974)


CORPORATE BONDS - 13.8%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

CONVERTIBLE BONDS - 0.2%

HEALTH - 0.2%

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Tenet Healthcare Corp. 6%         B1        $ 30,000                      $ 24,000
12/1/05

Total Renal Care Holdings,        B1         30,000                        18,300
Inc. 7% 5/15/09 (e)

                                                                           42,300

NONDURABLES - 0.0%

FOODS - 0.0%

Chiquita Brands                   B3         10,000                        7,750
International, Inc. 7%
3/28/01

TOTAL CONVERTIBLE BONDS                                                    50,050

NONCONVERTIBLE BONDS - 13.6%

BASIC INDUSTRIES - 1.1%

CHEMICALS & PLASTICS - 0.6%

Huntsman Corp. 9.5% 7/1/07 (e)    B2         10,000                        9,400

Huntsman ICI Chemicals LLC        B2         50,000                        51,125
10.125% 7/1/09 (e)

Lyondell Chemical Co.:

9.625% 5/1/07                     Ba3        10,000                        10,300

9.875% 5/1/07                     Ba3        50,000                        51,375

10.875% 5/1/09                    B2         10,000                        10,400

Sterling Chemicals, Inc.          Caa3       30,000                        21,300
11.75% 8/15/06

                                                                           153,900

IRON & STEEL - 0.1%

AK Steel Corp. 7.875% 2/15/09     Ba2        10,000                        9,400

The LTV Corp. 11.75% 11/15/09     Ba3        20,000                        20,625
(e)

                                                                           30,025

METALS & MINING - 0.3%

Kaiser Aluminum & Chemical        B3         50,000                        49,875
Corp.  12.75% 2/1/03

Metals USA, Inc. 8.625%           B2         25,000                        23,125
2/15/08

                                                                           73,000

PACKAGING & CONTAINERS - 0.1%

Gaylord Container Corp.           Caa1       40,000                        37,300
9.375% 6/15/07

TOTAL BASIC INDUSTRIES                                                     294,225

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

CONSTRUCTION & REAL ESTATE -
0.3%

CONSTRUCTION - 0.1%

U.S. Home Corp. 8.875% 2/15/09    B1        $ 40,000                      $ 36,000

ENGINEERING - 0.0%

Anteon Corp. 12% 5/15/09          B3         10,000                        9,350

REAL ESTATE - 0.2%

LNR Property Corp. 9.375%         B1         50,000                        46,250
3/15/08

TOTAL CONSTRUCTION & REAL                                                  91,600
ESTATE

DURABLES - 0.2%

AUTOS, TIRES, & ACCESSORIES -
0.1%

Tenneco, Inc. 11.625%             B2         20,000                        20,050
10/15/09 (e)

CONSUMER DURABLES - 0.0%

Corning Consumer Products Co.     B3         10,000                        7,850
 9.625% 5/1/08

TEXTILES & APPAREL - 0.1%

Worldtex, Inc. 9.625% 12/15/07    B1         20,000                        16,200

TOTAL DURABLES                                                             44,100

ENERGY - 0.9%

COAL - 0.1%

P&L Coal Holdings Corp.           B2         30,000                        29,700
9.625% 5/15/08

ENERGY SERVICES - 0.3%

R&B Falcon Corp. 6.5% 4/15/03     Ba3        40,000                        36,800

RBF Finance Co.:

11% 3/15/06                       Ba3        10,000                        10,750

11.375% 3/15/09                   Ba3        25,000                        27,000

                                                                           74,550

OIL & GAS - 0.5%

Chesapeake Energy Corp.           B3         105,000                       100,800
9.625% 5/1/05

Ocean Energy, Inc. 8.875%         Ba3        40,000                        40,400
7/15/07

                                                                           141,200

TOTAL ENERGY                                                               245,450

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - 0.2%

CREDIT & OTHER FINANCE - 0.2%

AMRESCO, Inc. 10% 3/15/04         Caa3      $ 20,000                      $ 10,600

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba2        10,000                        6,400

7.6% 8/1/07                       Ba2        20,000                        11,000

UNICCO Service Co./UNICCO         B3         20,000                        18,000
Finance Corp. 9.875% 10/15/07

                                                                           46,000

HEALTH - 0.3%

MEDICAL FACILITIES MANAGEMENT
- 0.3%

Fountain View, Inc. 11.25%        Caa1       50,000                        37,500
4/15/08

Tenet Healthcare Corp. 8.625%     Ba3        55,000                        52,525
1/15/07

                                                                           90,025

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.5%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

Dunlop Standard Aero Holdings     B3         20,000                        20,400
PLC  11.875% 5/15/09

Thermadyne Manufacturing LLC      B3         8,000                         6,800
9.875% 6/1/08

Tokheim Corp. 11.375% 8/1/08      B3         10,000                        5,600

                                                                           32,800

POLLUTION CONTROL - 0.4%

Allied Waste North America,
Inc.:

7.375% 1/1/04                     Ba2        10,000                        9,200

10% 8/1/09 (e)                    B2         90,000                        81,900

Browning-Ferris Industries,       Ba3        20,000                        17,900
Inc. 6.375% 1/15/08

                                                                           109,000

TOTAL INDUSTRIAL MACHINERY &                                               141,800
EQUIPMENT

MEDIA & LEISURE - 4.4%

BROADCASTING - 3.1%

Adelphia Communications Corp.     B1         75,000                        76,500
 9.875% 3/1/07

Benedek Communications Corp.      B3         20,000                        18,200
0% 5/15/06 (d)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Chancellor Media Corp.:

8.125% 12/15/07                   B1        $ 50,000                      $ 49,250

9% 10/1/08                        B1         15,000                        15,713

Charter Communications            B2         50,000                        47,188
Holdings LLC/Charter
Communications Holdings
Capital Corp. 8.625% 4/1/09

Citadel Broadcasting Co.          B3         20,000                        21,000
10.25% 7/1/07

Comcast UK Cable Partners         B2         50,000                        46,375
Ltd.  0% 11/15/07 (d)

Diamond Cable Communications      B3         110,000                       88,000
PLC  0% 2/15/07 (d)

Earthwatch, Inc. 0% 7/15/07       -          20,000                        14,000
unit (d)(e)

EchoStar DBS Corp.:

9.25% 2/1/06                      B2         20,000                        20,050

9.375% 2/1/09                     B2         5,000                         5,013

Falcon Holding Group
LP/Falcon Funding Corp.:

0% 4/15/10 (d)                    B2         30,000                        21,825

8.375% 4/15/10                    B2         50,000                        50,000

FrontierVision Holdings           B1         55,000                        48,263
LP/FrontierVision Holdings
Capital Corp. 0% 9/15/07 (d)

FrontierVision Holdings           Caa1       10,000                        8,775
LP/FrontierVision Holdings
Capital II Corp. 0% 9/15/07
(d)

FrontierVision Operating          B1         20,000                        21,400
Partners LP/ FrontierVision
Capital Corp. 11% 10/15/06

Golden Sky DBS, Inc. 0%           Caa1       50,000                        27,250
3/1/07 (d)

Golden Sky Systems, Inc.          B3         30,000                        30,600
12.375% 8/1/06

Knology Holding, Inc. 0%          -          38,000                        22,895
10/15/07 (d)

Telewest PLC 0% 10/1/07 (d)       B1         80,000                        74,000

United International              B3         70,000                        44,188
Holdings, Inc.  0% 2/15/08
(d)

United Pan-Europe                 B2         70,000                        71,925
Communications NV 10.875%
8/1/09 (e)

                                                                           822,410

ENTERTAINMENT - 0.4%

AMC Entertainment, Inc. 9.5%      B3         10,000                        9,150
2/1/11

Bally Total Fitness Holding       B3         28,000                        27,300
Corp.  9.875% 10/15/07

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - CONTINUED

Regal Cinemas, Inc.:

8.875% 12/15/10                   Caa1      $ 30,000                      $ 23,250

9.5% 6/1/08                       Caa1       40,000                        32,700

                                                                           92,400

LODGING & GAMING - 0.5%

Coast Hotels & Casinos, Inc.      B3         20,000                        19,200
9.5% 4/1/09

Courtyard by Marriott II          B-         20,000                        19,500
LP/Courtyard II  Finance Co.
10.75% 2/1/08

HMH Properties, Inc. 7.875%       Ba2        10,000                        9,000
8/1/08

Hollywood Casino Corp. 11.25%     B3         50,000                        51,750
5/1/07

Host Marriott LP 8.375%           Ba2        40,000                        37,600
2/15/06

                                                                           137,050

PUBLISHING - 0.1%

Garden State Newspapers, Inc.     B1         25,000                        23,375
Series B,  8.75% 10/1/09

RESTAURANTS - 0.3%

CKE Restaurants, Inc. 9.125%      B2         35,000                        25,025
5/1/09

Domino's, Inc. 10.375% 1/15/09    B3         45,000                        42,750

NE Restaurant, Inc. 10.75%        B3         10,000                        8,875
7/15/08

                                                                           76,650

TOTAL MEDIA & LEISURE                                                      1,151,885

RETAIL & WHOLESALE - 0.2%

GROCERY STORES - 0.2%

Pathmark Stores, Inc. 9.625%      Caa1       35,000                        33,775
5/1/03

Pueblo Xtra International,        B3         10,000                        7,000
Inc., 9.5% 8/1/03

                                                                           40,775

SERVICES - 0.1%

La Petite Academy, Inc./La        B3         50,000                        37,000
Petite Academy Holding Co.
10% 5/15/08

TECHNOLOGY - 1.0%

COMPUTER SERVICES & SOFTWARE
- 0.5%

Concentric Network Corp.          B-         35,000                        36,750
12.75% 12/15/07

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

PSINet, Inc.:

10.5% 12/1/06 (e)                 B3        $ 50,000                      $ 50,313

11% 8/1/09                        B3         35,000                        35,700

Verio, Inc. 10.625% 11/15/09      B3         20,000                        20,250
(e)

                                                                           143,013

ELECTRONICS - 0.5%

ChipPAC International Ltd.        B3         40,000                        40,800
12.75% 8/1/09 (e)

Details, Inc. 10% 11/15/05        B3         20,000                        18,400

Fairchild Semiconductor Corp.:

10.125% 3/15/07                   B3         5,000                         5,013

10.375% 10/1/07                   B3         30,000                        30,450

SCG Holding                       B2         25,000                        26,438
Corp./Semiconductor
Components Industries LLC
12% 8/1/09 (e)

                                                                           121,101

TOTAL TECHNOLOGY                                                           264,114

TRANSPORTATION - 0.5%

AIR TRANSPORTATION - 0.5%

Atlas Air, Inc. 9.25% 4/15/08     B3         30,000                        28,500

Kitty Hawk, Inc. 9.95%            B1         98,000                        96,040
11/15/04

                                                                           124,540

UTILITIES - 3.9%

CELLULAR - 0.7%

McCaw International Ltd. 0%       Caa1       10,000                        6,600
4/15/07 (d)

Millicom International            Caa1       10,000                        7,825
Cellular SA  0% 6/1/06 (d)

Nextel Communications, Inc.       B1         140,000                       100,800
0% 10/31/07 (d)

Nextel International, Inc. 0%     Caa1       30,000                        17,175
4/15/08 (d)

Telesystem International          Caa1       20,000                        9,950
Wireless, Inc.  0% 11/1/07
(d)

Voicestream Wireless              B2         40,000                        41,400
Corp./Voicestream Wireless
Holding Co. 10.375% 11/15/09
(e)

                                                                           183,750

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - 3.2%

Allegiance Telecom, Inc. 0%       B3        $ 50,000                      $ 35,250
2/15/08 (d)

Call-Net Enterprises, Inc.        B2         14,000                        11,130
9.375% 5/15/09

Covad Communications Group,
Inc.:

0% 3/15/08 (d)                    B3         10,000                        6,175

12.5% 2/15/09                     B3         12,000                        12,390

e.spire Communications, Inc.      -          35,000                        22,750
13.75% 7/15/07

GST Network Funding, Inc. 0%      -          80,000                        38,800
5/1/08 (d)

GST Telecommunications, Inc.      -          50,000                        46,000
12.75% 11/15/07

GST USA, Inc. 0% 12/15/05 (d)     -          5,000                         3,700

Hyperion Telecommunications,      Caa1       25,000                        26,250
Inc.  12% 11/1/07

Intermedia Communications,        B2         95,000                        86,688
Inc. 8.6% 6/1/08

IXC Communications, Inc. 9%       B1         20,000                        20,200
4/15/08

KMC Telecom Holdings, Inc.        Caa2       20,000                        19,400
13.5% 5/15/09 (e)

Level 3 Communications, Inc.      B3         10,000                        6,075
0% 12/1/08 (d)

McLeodUSA, Inc. 9.5% 11/1/08      B1         80,000                        80,600

Metromedia Fiber Network, Inc.:

10% 11/15/08                      B2         20,000                        20,250

10% 12/15/09                      B2         40,000                        40,500

NEXTLINK Communications, Inc.:

9.625% 10/1/07                    B2         30,000                        29,250

10.5% 12/1/09 (e)                 B2         30,000                        30,375

10.75% 11/15/08                   B3         20,000                        20,400

Ono Finance PLC 13% 5/1/09        Caa1       20,000                        20,600

Pathnet, Inc. 12.25% 4/15/08      -          30,000                        19,200

Rhythms NetConnections, Inc.:

0% 5/15/08 (d)                    B3         65,000                        33,800

12.75% 4/15/09                    B3         45,000                        42,750

Teligent, Inc.:

0% 3/1/08 (d)                     Caa1       50,000                        28,625

11.5% 12/1/07                     Caa1       30,000                        28,800

WinStar Communications, Inc.:

0% 10/15/05 (d)                   Caa1       30,000                        27,300

0% 10/15/05 (d)                   Caa1       30,000                        42,000

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

WinStar Communications, Inc.:
- continued

0% 3/15/08 (d)                    CCC       $ 30,000                      $ 27,900

15% 3/1/07                        CCC        20,000                        25,000

                                                                           852,158

TOTAL UTILITIES                                                            1,035,908

TOTAL NONCONVERTIBLE BONDS                                                 3,607,422

TOTAL CORPORATE BONDS                                          3,657,472
(Cost $3,686,862)

U.S. TREASURY OBLIGATIONS -
8.8%



U.S. Treasury Bonds:

6.875% 8/15/25                    Aaa        396,000                       413,076

7.625% 2/15/25                    Aaa        47,000                        53,353

8.875% 8/15/17                    Aaa        70,000                        86,199

9.875% 11/15/15                   Aaa        10,000                        13,148

U.S. Treasury Notes:

5.875% 11/15/04                   Aaa        440,000                       435,736

6% 8/15/09                        Aaa        360,000                       355,442

6.625% 6/30/01                    Aaa        862,000                       869,930

6.875% 3/31/00                    Aaa        60,000                        60,267

7% 7/15/06                        Aaa        32,000                        33,240

TOTAL U.S. TREASURY OBLIGATIONS                                2,320,391
(Cost $2,359,488)


CASH EQUIVALENTS - 1.9%

                              MATURITY AMOUNT                VALUE (NOTE 1)

Investments in repurchase     $ 132,021                      $ 132,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.67%,
dated 11/30/99 due 12/1/99

                              SHARES

Taxable Central Cash Fund,     388,591                        388,591
5.34% (c)

TOTAL CASH EQUIVALENTS                          520,591
(Cost $520,591)

TOTAL INVESTMENT PORTFOLIO -                                  26,207,630
99.1%
(Cost $24,924,929)

NET OTHER ASSETS - 0.9%                                       226,785

NET ASSETS - 100%                              $ 26,434,415

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $518,001 or 2.0% of net assets.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS             S&P RATINGS

Aaa, Aa, A        8.9%      AAA, AA, A    8.9%

Baa               0.0%      BBB           0.0%

Ba                1.3%      BB            1.3%

B                 9.8%      B             10.0%

Caa               1.8%      CCC           1.9%

Ca, C             0.0%      CC, C         0.0%

                            D             0.0%

The percentage not rated by Moody's or S&P amounted to 0.6%. FMR has determined that unrated debt securities that are lower quality account for 0.6% of the total value of investment in securities.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $24,960,996. Net unrealized appreciation aggregated $1,246,634, of which $2,072,443 related to appreciated investment securities and $825,809 related to depreciated investment securities.

At November 30, 1999, the fund had a capital loss carryforward of approximately $353,000 all of which will expire on November 30, 2007.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     NOVEMBER 30, 1999

ASSETS

Investment in securities, at               $ 26,207,630
value (including repurchase
agreements of $132,000)
(cost $24,924,929) -  See
accompanying schedule

Cash                                        15,189

Receivable for investments                  107,992
sold

Receivable for fund shares                  273,550
sold

Dividends receivable                        16,910

Interest receivable                         109,417

Receivable from investment                  21,869
adviser for expense
reductions

 TOTAL ASSETS                               26,752,557

LIABILITIES

Payable for investments         $ 205,923
purchased

Payable for fund shares          59,215
redeemed

Distribution fees payable        15,052

Other payables and accrued       37,952
expenses

 TOTAL LIABILITIES                          318,142

NET ASSETS                                 $ 26,434,415

Net Assets consist of:

Paid in capital                            $ 25,440,770

Undistributed net investment                100,719
income

Accumulated undistributed net               (389,775)
realized gain (loss)  on
investments

Net unrealized appreciation                 1,282,701
(depreciation) on investments

NET ASSETS                                 $ 26,434,415

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                         NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $10.92
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($1,819,474 (divided by)
166,690 shares)

Maximum offering price per         $11.59
share (100/94.25 of $10.92)

CLASS T: NET ASSET VALUE and       $10.89
redemption price per share
($10,818,942 (divided by)
993,263 shares)

Maximum offering price per         $11.28
share (100/96.50 of $10.89)

CLASS B: NET ASSET VALUE and       $10.85
offering price per share
($8,602,694 (divided by)
792,596 shares) A

CLASS C: NET ASSET VALUE and       $10.85
offering price per share
($4,217,483 (divided by)
388,815 shares) A

INSTITUTIONAL CLASS: NET           $10.95
ASSET VALUE, offering price
and redemption price   per
share ($975,822 (divided by)
89,145 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                    DECEMBER 28, 1998
                          (COMMENCEMENT OF OPERATIONS)
                                  TO NOVEMBER 30, 1999

INVESTMENT INCOME                          $ 141,008
Dividends

Interest                                    270,417

 TOTAL INCOME                               411,425

EXPENSES

Management fee                 $ 79,626

Transfer agent fees             31,183

Distribution fees               93,317

Accounting fees and expenses    55,806

Non-interested trustees'        34
compensation

Custodian fees and expenses     17,689

Registration fees               160,488

Audit                           22,853

Legal                           125

Miscellaneous                   154

 Total expenses before          461,275
reductions

 Expense reductions             (161,091)   300,184

NET INVESTMENT INCOME                       111,241

REALIZED AND UNREALIZED GAIN                (389,248)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                    1,282,701
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                             893,453

NET INCREASE (DECREASE) IN                 $ 1,004,694
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                              DECEMBER 28, 1998
                              (COMMENCEMENT OF OPERATIONS)
                              TO NOVEMBER 30, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ 111,241
income

 Net realized gain (loss)      (389,248)

 Change in net unrealized      1,282,701
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    1,004,694
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions - net       25,429,721
increase (decrease)

  TOTAL INCREASE (DECREASE)    26,434,415
IN NET ASSETS

NET ASSETS

 Beginning of period           -

 End of period (including     $ 26,434,415
undistributed net investment
income of $100,719)

FINANCIAL HIGHLIGHTS - CLASS A
                                 NOVEMBER 30, 1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .12

Net realized and unrealized       .80
gain (loss)

Total from investment             .92
operations

Net asset value, end of period   $ 10.92

TOTAL RETURN B, C                 9.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,819
(000 omitted)

Ratio of expenses to average      1.75% A, G
net assets

Ratio of expenses to average      1.74% A, E
net assets after expense
reductions

Ratio of net investment           1.24% A
income to average net assets

Portfolio turnover                115% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

F FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - CLASS T
                                 NOVEMBER 30, 1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .10

Net realized and unrealized       .79
gain (loss)

Total from investment             .89
operations

Net asset value, end of period   $ 10.89

TOTAL RETURN B, C                 8.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 10,819
(000 omitted)

Ratio of expenses to average      2.00% A, G
net assets

Ratio of expenses to average      1.99% A, E
net assets after expense
reductions

Ratio of net investment           .99% A
income to average net assets

Portfolio turnover                115% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

F FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - CLASS B
                                 NOVEMBER 30, 1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .05

Net realized and unrealized       .80
gain (loss)

Total from investment             .85
operations

Net asset value, end of period   $ 10.85

TOTAL RETURN B, C                 8.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 8,603
(000 omitted)

Ratio of expenses to average      2.50% A, G
net assets

Ratio of expenses to average      2.49% A, E
net assets after expense
reductions

Ratio of net investment           .49% A
income to average net assets

Portfolio turnover                115% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

F FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - CLASS C
                                 NOVEMBER 30, 1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .05

Net realized and unrealized       .80
gain (loss)

Total from investment             .85
operations

Net asset value, end of period   $ 10.85

TOTAL RETURN B, C                 8.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,217
(000 omitted)

Ratio of expenses to average      2.50% A, G
net assets

Ratio of expenses to average      2.49% A, E
net assets after expense
reductions

Ratio of net investment           .49% A
income to average net assets

Portfolio turnover                115% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

F FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 NOVEMBER 30,
                                 1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .14

Net realized and unrealized       .81
gain (loss)

Total from investment             .95
operations

Net asset value, end of period   $ 10.95

TOTAL RETURN B, C                 9.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 976
(000 omitted)

Ratio of expenses to average      1.50% A, G
net assets

Ratio of expenses to average      1.49% A, E
net assets after expense
reductions

Ratio of net investment           1.49% A
income to average net assets

Portfolio turnover                115% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

F FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Asset Allocation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $40,885,851 and $16,128,948, respectively, of which U.S. government and government agency obligations aggregated $3,408,048 and $1,038,457, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 3,029      $ 1,445

CLASS T    27,194       2,481

CLASS B    41,526       32,438

CLASS C    21,568       18,757

          $ 93,317     $ 55,121


4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 37,606     $ 9,493

CLASS T    51,071       14,155

CLASS B    8,496        8,496 *

CLASS C    693          693 *

          $ 97,866     $ 32,837

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 3,164   .26 *

CLASS T                 10,753   .20 *

CLASS B                 10,002   .24 *

CLASS C                 5,322    .25 *

INSTITUTIONAL CLASS     1,942    .26 *

                       $ 31,183

* ANNUALIZED

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $887 for the period.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.75%                    $ 14,586

CLASS T               2.00%                     62,102

CLASS B               2.50%                     49,043

CLASS C               2.50%                     25,601

INSTITUTIONAL CLASS   1.50%                     8,966

                                               $ 160,298

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $662 under this arrangement.

In addition, through an arrangement with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $131 under the custodian arrangement.

6. BENEFICIAL INTEREST.

At the end of the period, FMR and its affiliates were record owners of approximately 12% of the total outstanding shares of the fund. In addition, 1 unaffiliated shareholder was record owner of more than 10% of the total outstanding shares of the fund.

7. SHARE TRANSACTIONS.

Transactions for each class of shares for the period are as follows:

                            SHARES                        DOLLARS

                            DECEMBER 28, 1998             DECEMBER 28, 1998
                            (COMMENCEMENT OF OPERATIONS)  (COMMENCEMENT OF OPERATIONS)
                            TO NOVEMBER 30, 1999          TO NOVEMBER 30,1999



CLASS A Shares sold          223,530                      $ 2,339,996

Shares redeemed              (56,840)                      (589,404)

Net increase (decrease)      166,690                      $ 1,750,592

CLASS T Shares sold          1,158,501                    $ 12,162,535

Shares redeemed              (165,238)                     (1,741,383)

Net increase (decrease)      993,263                      $ 10,421,152

CLASS B Shares sold          828,125                      $ 8,657,396

Shares redeemed              (35,529)                      (370,165)

Net increase (decrease)      792,596                      $ 8,287,231

CLASS C Shares sold          409,194                      $ 4,276,032

Shares redeemed              (20,379)                      (217,273)

Net increase (decrease)      388,815                      $ 4,058,759

INSTITUTIONAL CLASS Shares   90,420                       $ 925,203
sold

Shares redeemed              (1,275)                       (13,216)

Net increase (decrease)      89,145                       $ 911,987


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Asset Allocation Fund (a fund of Fidelity Advisor Series I) at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Asset Allocation Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   January 12, 2000





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Investments
Money Management, Inc. (FIMM),
Merrimack, NH
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)


(2_FIDELITY_LOGOS)

FIDELITY(REGISTERED TRADEMARK) ADVISOR
(registered trademark)
ASSET ALLOCATION
FUND - INSTITUTIONAL CLASS

ANNUAL REPORT

NOVEMBER 30, 1999

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   28  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  37  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  44  The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500 SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR ASSET ALLOCATION FUND - INSTITUTIONAL CLASS

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999       LIFE OF FUND

FIDELITY ADV ASSET ALLOCATION        9.50%
- INST CL

Fidelity Adv Asset Allocation        10.51%
Composite

 S&P 500(registered trademark)       14.67%

 LB Aggregate Bond                   0.20%

 LB 3 Month T-Bill                   4.48%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix . The benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND

             FA Asset Allocation CL I    S&P 500                     70 S&P/25 LBAgg/5 LB 3Mo    LB Aggregate Bond
             00729                       SP001                       F0022                       LB001
  1998/12/28      10000.00                    10000.00                    10000.00                    10000.00
  1998/12/31      10070.00                    10031.66                    10035.77                    10054.20
  1999/01/31      10550.00                    10451.19                    10349.38                    10126.02
  1999/02/28      10210.00                    10126.36                    10080.60                     9949.22
  1999/03/31      10510.00                    10531.52                    10379.06                    10004.42
  1999/04/30      10640.00                    10939.40                    10670.53                    10036.13
  1999/05/31      10390.00                    10681.13                    10472.78                     9947.81
  1999/06/30      10720.00                    11273.93                    10873.32                     9916.04
  1999/07/31      10490.00                    10921.96                    10626.56                     9874.40
  1999/08/31      10460.00                    10867.89                    10590.53                     9869.38
  1999/09/30      10270.00                    10570.00                    10420.44                     9983.91
  1999/10/31      10780.00                    11238.87                    10893.80                    10020.74
  1999/11/30      10950.00                    11467.36                    11050.85                    10020.05
IMATRL PRASUN   SHR__CHT 19991130 19991222 141651 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Institutional Class on December 28, 1998, when the fund started. As the chart shows, by November 30, 1999, the value of the investment would have grown to $10,950 - a 9.50% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have grown to $11,467 - a 14.67% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $10,020 - a 0.20% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index (+70%), the Lehman Brothers Aggregate Bond Index (+25%) and the Lehman Brothers 3-Month T-Bill Index (+5%) according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,051 - a 10.51% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

(checkmark)

* CURRENTLY 70% STOCKS, 25% BONDS AND 5% SHORT-TERM/MONEY MARKET
INSTRUMENTS.

FUND TALK: THE MANAGER'S OVERVIEW


MARKET RECAP

Technology stocks garnered the lion's
share of investors' affection, outpacing the broader market by a wide margin during the 12-month period that ended
November 30, 1999. But rising interest
rates spurred by strength in the
economy, along with several moves by
the Federal Reserve Board to tighten
monetary policy, kept most stocks
longing for attention during this time
frame. Tech stocks, seemingly bent on
re-writing the record books, shook off
the interest-rate concerns that
beleaguered most stocks over the
course of the period. The
technology-rich NASDAQ index
delivered a series of new highs en route to closing out the period up 71.64%.
The Standard & Poor's 500 Index, itself
powered by the narrow advances of a
small group of technology-oriented
stocks, posted a return of 20.90%.
For bonds, it was an uphill battle the
whole way. A deteriorating rate
picture weighed heavily on investors, as bond prices generally declined during the period. Treasuries had the roughest time of it, wilting as all of 1998's interest-rate cuts evaporated in the span of a year. The struggle wasn't as pronounced elsewhere in the bond market, as spread sectors - namely, corporates, mortgages and agencies
- maintained their edge over
comparable duration Treasuries. As a
group, though, bonds couldn't keep
from slipping into the red, with the
Lehman Brothers Aggregate Bond
Index - a widely followed measure
of taxable-bond performance -
retreating 0.04%.

(photograph of Richard Habermann)

An interview with Richard Habermann, Portfolio Manager of Fidelity Advisor Asset Allocation Fund

Q. HOW DID THE FUND PERFORM, DICK?

A. From December 28, 1998 - the fund's start date - through November 30, 1999, the fund's Institutional Class shares returned 9.50%. The Fidelity Advisor Asset Allocation Composite Index returned 10.51% during that time. In future reports, we'll also compare the fund's performance to that of its Lipper Inc. peer group.

Q. WHAT ASSET ALLOCATION STRATEGIES DID YOU PURSUE DURING THE PERIOD?

A. The fund's neutral allocation mix calls for 70% to be invested in stocks, 25% in bonds and the rest in short-term and money market instruments. With stocks performing well through much of the period, I kept the fund's average equity exposure at around 74%. Timing, though, is also important, and the fund would have benefited from additional stock exposure at several junctures, particularly during the spring. On the bond side, the fund was somewhat underweighted on average to accommodate the equity position. My decision to lower the fund's exposure to investment-grade bonds worked out nicely, as rising interest rates detracted from returns. My focus within the bond subportfolio was instead on high-yield securities, which performed very well relative to the Treasury market.

Q. HOW DID THE FUND'S EQUITY SUBPORTFOLIO PERFORM DURING THE PERIOD?

A. The fund's equities performed nearly in line with the S&P 500 index, quite an accomplishment considering the narrowness of the market during the period. By that, I mean that 10 of the major stocks within the index generated 55% of its advance. Conversely, the bottom 450 stocks within the index produced a negative aggregate return. The technology sector led the market, and Brad Lewis - who manages the fund's stock positions - was able to find enough good names to outperform the S&P 500 within the technology sector. Tech stocks that performed well included Sun Microsystems, Lexmark International and Texas Instruments. The fund's stake in biotechnology company Amgen - which benefited from strong sales of its popular anemia drug, Epogen - also fared well. Positions that didn't perform well included medical device manufacturer Guidant, grocery-store chain Safeway and BellSouth. Overall, the fund's individual stock selection was strong, but industry weightings detracted somewhat.

Q. HOW DID YOU ALLOCATE INVESTMENTS WITHIN THE FUND'S BOND
SUBPORTFOLIO?

A. I continued to emphasize high-yield bonds, which clearly turned out to be a wise strategy. These positions - managed by Fred Hoff - posted attractive yields against the backdrop of a strong U.S. economy and a favorable corporate earnings outlook. The best individual high-yield performers included telecommunications names Nextel Communications, WinStar and Teligent. As far as the fund's investment-grade bond positions, rising interest rates pressured returns for much of the period. This subportfolio, managed by Charlie Morrison, was invested primarily in Treasuries. The increase in rates was a function of strengthening economic growth in both the U.S. and abroad; concerns about potential inflationary pressures arising from a two-fold increase in oil prices; strong employment and consumption growth; and a more aggressive Federal Reserve Board.

Q. HOW DID YOU POSITION THE FUND'S SHORT-TERM/MONEY MARKET
INVESTMENTS?

A. With interest rates spiking up,
John Todd - who manages this subportfolio - focused mainly on repurchase agreements. Repurchase agreements, or repos, are short-term securities that the seller agrees to buy back at a specified price and time. Repos offered the fund an effective sanctuary in which to invest assets on a temporary basis during the period. They also provided an adequate level of liquidity, which was desirable given the interest-rate outlook. As more money comes into the fund and market conditions settle, John will look at other types of money market instruments with varying maturities.

Q. WHAT'S YOUR OUTLOOK?

A. Despite the global economic growth we've seen recently, inflation remains subdued. Corporate earnings appear to be on solid ground for next year as well, which means there may be more market segments that are reasonably valued. I don't anticipate making any major adjustments to the fund's allocation mix.

DICK HABERMANN DISCUSSES
THE IMPORTANCE OF
EMPHASIZING HIGH-YIELD
BONDS IN '99:

"High-yield bonds played a central
role in shaping the fund's
performance during the period.
At times, in fact, the fund's high-yield investments represented close to two-thirds of the entire bond subportfolio.

"A healthy stock market and resilient
U.S. economy proved favorable for
the high-yield marketplace in that
investors were more willing to take
risks. Of course, the attractive yield
spreads between high-yield bonds
and government bonds also helped.

"What's important for shareholders
to know is that Fred Hoff and his
management team go to great
lengths to pick the best high-yield
investments possible. Research is
important for any investment, but
the complexities involved in
high-yield investing place an even
higher premium on thorough,
bottom-up analysis. Fred and his
research group spend lots of time
meeting with company management
teams and scouring the ins and
outs of every credit. Specifically,
Fred looks for issues that show
earnings growth momentum or
that have the ability to pay down
debt.

"Lately, the telecommunications
and cable TV industries have been
sources of good opportunity.
Companies in these areas tend to
float debt offerings frequently, and
the fund has been able to capitalize
on the strong performance within
these groups."

FUND FACTS

GOAL: maximum total return
over the long term through
investing in stocks, bonds
and short-term and money
market instruments

START DATE: December 28,
1998

SIZE: as of November 30,
1999, more than $26 million

MANAGER: Richard
Habermann, since inception;
joined Fidelity in 1968
(checkmark)

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

INVESTMENT CHANGES



TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

General Electric Co.            3.1                      2.1

Texas Instruments, Inc.         3.1                      0.4

Amgen, Inc.                     3.0                      2.8

SBC Communications, Inc.        2.9                      0.6

Wal-Mart Stores, Inc.           2.6                      3.4

Microsoft Corp.                 2.6                      3.5

Bristol-Myers Squibb Co.        2.2                      2.1

Chase Manhattan Corp.           1.8                      1.2

Fannie Mae                      1.8                      2.3

Lexmark International Group,    1.8                      1.5
Inc. Class A

                                24.9                     19.9

TOP TEN MARKET SECTORS AS OF
NOVEMBER 30, 1999

(STOCKS ONLY)                  % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

TECHNOLOGY                      21.2                     10.6

FINANCE                         10.4                     12.2

HEALTH                          8.6                      9.8

UTILITIES                       8.3                      12.1

RETAIL & WHOLESALE              6.0                      8.9

INDUSTRIAL MACHINERY &          5.1                      4.8
EQUIPMENT

ENERGY                          3.5                      3.5

DURABLES                        3.3                      1.9

MEDIA & LEISURE                 3.2                      1.7

NONDURABLES                     2.6                      8.1



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                   AS OF MAY 31, 1999 **

                               Stock Class 75%                                      Stock Class 74%

                               Bond Class 22%                                       Bond Class 19%

                               Short-Term Class 3%                                  Short-Term Class 7%

* FOREIGN  INVESTMENTS                              1%      ** FOREIGN INVESTMENTS                       6%


ASSET ALLOCATION IN THE PIE CHART REFLECT THE CATEGORIZATION OF ASSETS AS DEFINED IN THE FUND'S PROSPECTUS IN EFFECT AS OF THE TIME PERIOD INDICATED ABOVE. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO
ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.

Row: 1, Col: 1, Value: 75.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 22.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.0

Row: 1, Col: 1, Value: 74.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 19.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 7.0

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS NOVEMBER 30, 1999
Showing Percentage of Net Assets

COMMON STOCKS - 73.3%

                                 SHARES                VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.6%

Boeing Co.                        1,220                $ 49,791

United Technologies Corp.         1,970                 111,305

                                                        161,096

BASIC INDUSTRIES - 0.9%

CHEMICALS & PLASTICS - 0.2%

Dow Chemical Co.                  440                   51,535

METALS & MINING - 0.5%

Alcoa, Inc.                       2,100                 137,550

PAPER & FOREST PRODUCTS - 0.2%

Champion International Corp.      390                   21,621

Weyerhaeuser Co.                  650                   39,813

                                                        61,434

TOTAL BASIC INDUSTRIES                                  250,519

CONSTRUCTION & REAL ESTATE -
0.5%

BUILDING MATERIALS - 0.5%

Masco Corp.                       5,400                 136,350

DURABLES - 3.3%

AUTOS, TIRES, & ACCESSORIES -
0.4%

Ford Motor Co.                    2,060                 104,030

CONSUMER DURABLES - 1.6%

Minnesota Mining &                4,400                 420,475
Manufacturing Co.

CONSUMER ELECTRONICS - 0.5%

Black & Decker Corp.              1,850                 83,019

Whirlpool Corp.                   1,040                 63,440

                                                        146,459

TEXTILES & APPAREL - 0.8%

NIKE, Inc. Class B                4,580                 210,680

TOTAL DURABLES                                          881,644

ENERGY - 3.5%

OIL & GAS - 3.5%

Atlantic Richfield Co.            2,520                 242,865

Chevron Corp.                     3,500                 309,969

Exxon Corp.                       550                   43,622

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Mobil Corp.                       2,860                $ 298,334

The Coastal Corp.                 540                   19,035

                                                        913,825

FINANCE - 10.4%

BANKS - 2.6%

Chase Manhattan Corp.             6,270                 484,358

J.P. Morgan & Co., Inc.           1,340                 176,210

UnionBanCal Corp.                 410                   18,066

                                                        678,634

CREDIT & OTHER FINANCE - 0.5%

Citigroup, Inc.                   2,380                 128,223

FEDERAL SPONSORED CREDIT - 2.2%

Fannie Mae                        7,060                 470,373

Freddie Mac                       2,450                 120,969

                                                        591,342

INSURANCE - 2.2%

AFLAC, Inc.                       1,370                 65,589

American International Group,     4,430                 457,398
Inc.

Lincoln National Corp.            220                   9,171

MGIC Investment Corp.             320                   18,080

Nationwide Financial              770                   27,672
Services, Inc. Class A

                                                        577,910

SAVINGS & LOANS - 0.3%

Golden West Financial Corp.       740                   74,694

SECURITIES INDUSTRY - 2.6%

Lehman Brothers Holdings,         2,020                 154,278
Inc.

Merrill Lynch & Co., Inc.         940                   75,788

Morgan Stanley Dean Witter &      3,410                 411,331
Co.

PaineWebber Group, Inc.           1,380                 54,079

                                                        695,476

TOTAL FINANCE                                           2,746,279

HEALTH - 8.6%

DRUGS & PHARMACEUTICALS - 7.6%

Allergan, Inc.                    690                   67,879

Amgen, Inc. (a)                   17,420                793,699

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Biogen, Inc. (a)                  3,610                $ 263,756

Bristol-Myers Squibb Co.          7,950                 580,847

Pfizer, Inc.                      1,240                 44,873

Schering-Plough Corp.             4,920                 251,535

Symyx Technologies, Inc.          100                   3,450

                                                        2,006,039

MEDICAL EQUIPMENT & SUPPLIES
- 0.7%

Johnson & Johnson                 1,870                 194,013

MEDICAL FACILITIES MANAGEMENT
- 0.3%

Columbia/HCA Healthcare Corp.     1,680                 45,780

United HealthCare Corp.           670                   34,798

                                                        80,578

TOTAL HEALTH                                            2,280,630

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.1%

ELECTRICAL EQUIPMENT - 3.6%

Emerson Electric Co.              970                   55,290

General Electric Co.              6,220                 808,600

General Instrument Corp. (a)      610                   39,955

Scientific-Atlanta, Inc.          660                   38,486

                                                        942,331

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.5%

Dover Corp.                       350                   15,181

Illinois Tool Works, Inc.         380                   24,605

Ingersoll-Rand Co.                4,150                 201,016

Metron Technology NV              100                   1,594

Tyco International Ltd.           4,060                 162,654

                                                        405,050

TOTAL INDUSTRIAL MACHINERY &                            1,347,381
EQUIPMENT

MEDIA & LEISURE - 3.0%

ENTERTAINMENT - 0.2%

Carnival Corp.                    870                   38,389

Royal Carribean Cruises Ltd.      300                   14,813

                                                        53,202

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

PUBLISHING - 2.3%

Gannet Co., Inc.                  2,280                $ 163,162

McGraw-Hill Companies, Inc.       6,830                 387,176

Tribune Co.                       1,000                 48,063

                                                        598,401

RESTAURANTS - 0.5%

Jack in the Box, Inc. (a)         450                   9,478

McDonald's Corp.                  2,870                 129,150

                                                        138,628

TOTAL MEDIA & LEISURE                                   790,231

NONDURABLES - 2.6%

BEVERAGES - 0.6%

Anheuser-Busch Companies,         2,060                 154,114
Inc.

FOODS - 1.4%

Quaker Oats Co.                   5,620                 366,705

HOUSEHOLD PRODUCTS - 0.2%

Procter & Gamble Co.              430                   46,440

TOBACCO - 0.4%

Philip Morris Companies, Inc.     4,750                 124,984

TOTAL NONDURABLES                                       692,243

RETAIL & WHOLESALE - 6.0%

APPAREL STORES - 0.5%

The Limited, Inc.                 1,160                 49,228

TJX Companies, Inc.               3,260                 85,371

                                                        134,599

GENERAL MERCHANDISE STORES -
3.8%

Costco Wholesale Corp. (a)        340                   31,174

Dayton Hudson Corp.               3,660                 258,259

Federated Department Stores,      550                   25,884
Inc. (a)

Wal-Mart Stores, Inc.             12,240                705,330

                                                        1,020,647

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.7%

Best Buy Co., Inc. (a)            870                   54,375

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

Lowe's Companies, Inc.            7,760                $ 386,545

SmarterKids.com, Inc.             100                   1,531

                                                        442,451

TOTAL RETAIL & WHOLESALE                                1,597,697

SERVICES - 0.2%

ADVERTISING - 0.1%

Digital Impact, Inc.              100                   5,388

Lifeminders.com, Inc.             100                   2,138

                                                        7,526

LEASING & RENTAL - 0.1%

Hertz Corp. Class A               680                   28,773

SERVICES - 0.0%

GetThere.com, Inc.                100                   2,544

The Management Network Group,     100                   3,375
Inc.

                                                        5,919

TOTAL SERVICES                                          42,218

TECHNOLOGY - 21.2%

COMMUNICATIONS EQUIPMENT - 3.0%

Cisco Systems, Inc. (a)           4,010                 357,642

Lucent Technologies, Inc.         5,940                 433,991

                                                        791,633

COMPUTER SERVICES & SOFTWARE
- 5.6%

Adobe Systems, Inc.               1,280                 87,920

America Online, Inc. (a)          2,560                 186,080

CacheFlow, Inc.                   100                   15,150

Computer Associates               4,490                 291,850
International, Inc.

Exactis.com, Inc.                 100                   2,450

First Data Corp.                  1,660                 71,795

iManage, Inc.                     100                   3,788

Lycos, Inc. (a)                   810                   45,360

Mediaplex, Inc.                   100                   3,400

Metasolv Software, Inc.           100                   6,169

Microsoft Corp. (a)               7,550                 687,404

Novell, Inc. (a)                  750                   14,672

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Official Payments Corp.           100                  $ 3,675

Retek, Inc.                       100                   6,781

Sabre Group Holdings, Inc.        340                   15,470
Class A (a)

SciQuest.com, Inc.                200                   6,600

Sterling Software, Inc. (a)       410                   10,788

VERITAS Software Corp. (a)        315                   28,842

                                                        1,488,194

COMPUTERS & OFFICE EQUIPMENT
- 2.9%

Adaptec, Inc. (a)                 680                   36,635

Apple Computer, Inc. (a)          2,470                 241,751

International Business            210                   21,643
Machines Corp.

Lexmark International Group,      5,620                 466,460
Inc. Class A (a)

                                                        766,489

ELECTRONIC INSTRUMENTS - 1.2%

Applied Materials, Inc. (a)       700                   68,206

KLA-Tencor Corp. (a)              980                   82,871

Teradyne, Inc. (a)                3,530                 153,776

                                                        304,853

ELECTRONICS - 8.5%

Conexant Systems, Inc. (a)        1,490                 88,283

Intel Corp.                       2,460                 188,651

LSI Logic Corp. (a)               4,240                 256,255

Maxim Integrated Products,        750                   60,234
Inc. (a)

Micron Technology, Inc. (a)       880                   59,070

Motorola, Inc.                    3,960                 452,430

PMC-Sierra, Inc. (a)              460                   47,409

Solectron Corp. (a)               310                   25,536

Texas Instruments, Inc.           8,360                 803,083

Virata Corp.                      100                   3,213

Xilinx, Inc. (a)                  2,870                 256,865

                                                        2,241,029

TOTAL TECHNOLOGY                                        5,592,198

TRANSPORTATION - 0.1%

TRUCKING & FREIGHT - 0.1%

United Parcel Service, Inc.       290                   19,158
Class B

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

UTILITIES - 7.3%

CELLULAR - 0.8%

ALLTEL Corp.                      1,220                $ 105,530

QUALCOMM, Inc. (a)                280                   101,448

TeleCorp PCS, Inc.                100                   3,606

                                                        210,584

ELECTRIC UTILITY - 2.8%

DTE Energy Co.                    3,790                 125,307

Edison International              3,070                 81,355

Florida Progress Corp.            1,460                 62,415

GPU, Inc.                         1,990                 63,680

PP&L Resources, Inc.              2,440                 56,273

Public Service Enterprise         4,940                 172,900
Group, Inc.

Reliant Energy, Inc.              6,850                 169,966

                                                        731,896

TELEPHONE SERVICES - 3.7%

BellSouth Corp.                   4,260                 196,759

Deltathree.com, Inc.              100                   2,931

Ono Finance PLC rights            20                    1,400
12/31/99 (a)(e)

Pathnet, Inc. warrants            30                    300
4/15/08 (a)(e)

SBC Communications, Inc.          14,892                773,453

                                                        974,843

TOTAL UTILITIES                                         1,917,323

TOTAL COMMON STOCKS                        19,368,792
(Cost $18,028,014)

NONCONVERTIBLE PREFERRED
STOCKS - 1.3%



MEDIA & LEISURE - 0.2%

BROADCASTING - 0.2%

CSC Holdings, Inc. 11.125%        131                   14,214
pay-in-kind

Sinclair Capital 11.625%          254                   25,400

                                                        39,614

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

PUBLISHING - 0.0%

PRIMEDIA, Inc.:

$9.20                             16                   $ 1,472

8.625%                            5                     438

                                                        1,910

TOTAL MEDIA & LEISURE                                   41,524

SERVICES - 0.1%

LEASING & RENTAL - 0.1%

Crown Castle International        29                    30,305
Corp. 12.75% pay-in-kind

UTILITIES - 1.0%

CELLULAR - 0.4%

Nextel Communications, Inc.:

11.125% pay-in-kind               96                    96,000

Series D, 13% pay-in-kind         10                    10,700

                                                        106,700

TELEPHONE SERVICES - 0.6%

Adelphia Business Solution,       24                    22,320
Inc. 12.875%

Intermedia Communications,        11                    10,450
Inc. 13.5% pay-in-kind

IXC Communications, Inc.          51                    55,845
12.5% pay-in-kind

NEXTLINK Communications, Inc.     793                   40,840
14% pay-in-kind

WinStar Communications, Inc.      40                    32,400
14.25% (a)

                                                        161,855

TOTAL UTILITIES                                         268,555

TOTAL NONCONVERTIBLE                       340,384
PREFERRED STOCKS
(Cost $329,974)


CORPORATE BONDS - 13.8%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

CONVERTIBLE BONDS - 0.2%

HEALTH - 0.2%

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Tenet Healthcare Corp. 6%         B1        $ 30,000                      $ 24,000
12/1/05

Total Renal Care Holdings,        B1         30,000                        18,300
Inc. 7% 5/15/09 (e)

                                                                           42,300

NONDURABLES - 0.0%

FOODS - 0.0%

Chiquita Brands                   B3         10,000                        7,750
International, Inc. 7%
3/28/01

TOTAL CONVERTIBLE BONDS                                                    50,050

NONCONVERTIBLE BONDS - 13.6%

BASIC INDUSTRIES - 1.1%

CHEMICALS & PLASTICS - 0.6%

Huntsman Corp. 9.5% 7/1/07 (e)    B2         10,000                        9,400

Huntsman ICI Chemicals LLC        B2         50,000                        51,125
10.125% 7/1/09 (e)

Lyondell Chemical Co.:

9.625% 5/1/07                     Ba3        10,000                        10,300

9.875% 5/1/07                     Ba3        50,000                        51,375

10.875% 5/1/09                    B2         10,000                        10,400

Sterling Chemicals, Inc.          Caa3       30,000                        21,300
11.75% 8/15/06

                                                                           153,900

IRON & STEEL - 0.1%

AK Steel Corp. 7.875% 2/15/09     Ba2        10,000                        9,400

The LTV Corp. 11.75% 11/15/09     Ba3        20,000                        20,625
(e)

                                                                           30,025

METALS & MINING - 0.3%

Kaiser Aluminum & Chemical        B3         50,000                        49,875
Corp.  12.75% 2/1/03

Metals USA, Inc. 8.625%           B2         25,000                        23,125
2/15/08

                                                                           73,000

PACKAGING & CONTAINERS - 0.1%

Gaylord Container Corp.           Caa1       40,000                        37,300
9.375% 6/15/07

TOTAL BASIC INDUSTRIES                                                     294,225

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

CONSTRUCTION & REAL ESTATE -
0.3%

CONSTRUCTION - 0.1%

U.S. Home Corp. 8.875% 2/15/09    B1        $ 40,000                      $ 36,000

ENGINEERING - 0.0%

Anteon Corp. 12% 5/15/09          B3         10,000                        9,350

REAL ESTATE - 0.2%

LNR Property Corp. 9.375%         B1         50,000                        46,250
3/15/08

TOTAL CONSTRUCTION & REAL                                                  91,600
ESTATE

DURABLES - 0.2%

AUTOS, TIRES, & ACCESSORIES -
0.1%

Tenneco, Inc. 11.625%             B2         20,000                        20,050
10/15/09 (e)

CONSUMER DURABLES - 0.0%

Corning Consumer Products Co.     B3         10,000                        7,850
 9.625% 5/1/08

TEXTILES & APPAREL - 0.1%

Worldtex, Inc. 9.625% 12/15/07    B1         20,000                        16,200

TOTAL DURABLES                                                             44,100

ENERGY - 0.9%

COAL - 0.1%

P&L Coal Holdings Corp.           B2         30,000                        29,700
9.625% 5/15/08

ENERGY SERVICES - 0.3%

R&B Falcon Corp. 6.5% 4/15/03     Ba3        40,000                        36,800

RBF Finance Co.:

11% 3/15/06                       Ba3        10,000                        10,750

11.375% 3/15/09                   Ba3        25,000                        27,000

                                                                           74,550

OIL & GAS - 0.5%

Chesapeake Energy Corp.           B3         105,000                       100,800
9.625% 5/1/05

Ocean Energy, Inc. 8.875%         Ba3        40,000                        40,400
7/15/07

                                                                           141,200

TOTAL ENERGY                                                               245,450

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - 0.2%

CREDIT & OTHER FINANCE - 0.2%

AMRESCO, Inc. 10% 3/15/04         Caa3      $ 20,000                      $ 10,600

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba2        10,000                        6,400

7.6% 8/1/07                       Ba2        20,000                        11,000

UNICCO Service Co./UNICCO         B3         20,000                        18,000
Finance Corp. 9.875% 10/15/07

                                                                           46,000

HEALTH - 0.3%

MEDICAL FACILITIES MANAGEMENT
- 0.3%

Fountain View, Inc. 11.25%        Caa1       50,000                        37,500
4/15/08

Tenet Healthcare Corp. 8.625%     Ba3        55,000                        52,525
1/15/07

                                                                           90,025

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.5%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

Dunlop Standard Aero Holdings     B3         20,000                        20,400
PLC  11.875% 5/15/09

Thermadyne Manufacturing LLC      B3         8,000                         6,800
9.875% 6/1/08

Tokheim Corp. 11.375% 8/1/08      B3         10,000                        5,600

                                                                           32,800

POLLUTION CONTROL - 0.4%

Allied Waste North America,
Inc.:

7.375% 1/1/04                     Ba2        10,000                        9,200

10% 8/1/09 (e)                    B2         90,000                        81,900

Browning-Ferris Industries,       Ba3        20,000                        17,900
Inc. 6.375% 1/15/08

                                                                           109,000

TOTAL INDUSTRIAL MACHINERY &                                               141,800
EQUIPMENT

MEDIA & LEISURE - 4.4%

BROADCASTING - 3.1%

Adelphia Communications Corp.     B1         75,000                        76,500
 9.875% 3/1/07

Benedek Communications Corp.      B3         20,000                        18,200
0% 5/15/06 (d)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Chancellor Media Corp.:

8.125% 12/15/07                   B1        $ 50,000                      $ 49,250

9% 10/1/08                        B1         15,000                        15,713

Charter Communications            B2         50,000                        47,188
Holdings LLC/Charter
Communications Holdings
Capital Corp. 8.625% 4/1/09

Citadel Broadcasting Co.          B3         20,000                        21,000
10.25% 7/1/07

Comcast UK Cable Partners         B2         50,000                        46,375
Ltd.  0% 11/15/07 (d)

Diamond Cable Communications      B3         110,000                       88,000
PLC  0% 2/15/07 (d)

Earthwatch, Inc. 0% 7/15/07       -          20,000                        14,000
unit (d)(e)

EchoStar DBS Corp.:

9.25% 2/1/06                      B2         20,000                        20,050

9.375% 2/1/09                     B2         5,000                         5,013

Falcon Holding Group
LP/Falcon Funding Corp.:

0% 4/15/10 (d)                    B2         30,000                        21,825

8.375% 4/15/10                    B2         50,000                        50,000

FrontierVision Holdings           B1         55,000                        48,263
LP/FrontierVision Holdings
Capital Corp. 0% 9/15/07 (d)

FrontierVision Holdings           Caa1       10,000                        8,775
LP/FrontierVision Holdings
Capital II Corp. 0% 9/15/07
(d)

FrontierVision Operating          B1         20,000                        21,400
Partners LP/ FrontierVision
Capital Corp. 11% 10/15/06

Golden Sky DBS, Inc. 0%           Caa1       50,000                        27,250
3/1/07 (d)

Golden Sky Systems, Inc.          B3         30,000                        30,600
12.375% 8/1/06

Knology Holding, Inc. 0%          -          38,000                        22,895
10/15/07 (d)

Telewest PLC 0% 10/1/07 (d)       B1         80,000                        74,000

United International              B3         70,000                        44,188
Holdings, Inc.  0% 2/15/08
(d)

United Pan-Europe                 B2         70,000                        71,925
Communications NV 10.875%
8/1/09 (e)

                                                                           822,410

ENTERTAINMENT - 0.4%

AMC Entertainment, Inc. 9.5%      B3         10,000                        9,150
2/1/11

Bally Total Fitness Holding       B3         28,000                        27,300
Corp.  9.875% 10/15/07

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - CONTINUED

Regal Cinemas, Inc.:

8.875% 12/15/10                   Caa1      $ 30,000                      $ 23,250

9.5% 6/1/08                       Caa1       40,000                        32,700

                                                                           92,400

LODGING & GAMING - 0.5%

Coast Hotels & Casinos, Inc.      B3         20,000                        19,200
9.5% 4/1/09

Courtyard by Marriott II          B-         20,000                        19,500
LP/Courtyard II  Finance Co.
10.75% 2/1/08

HMH Properties, Inc. 7.875%       Ba2        10,000                        9,000
8/1/08

Hollywood Casino Corp. 11.25%     B3         50,000                        51,750
5/1/07

Host Marriott LP 8.375%           Ba2        40,000                        37,600
2/15/06

                                                                           137,050

PUBLISHING - 0.1%

Garden State Newspapers, Inc.     B1         25,000                        23,375
Series B,  8.75% 10/1/09

RESTAURANTS - 0.3%

CKE Restaurants, Inc. 9.125%      B2         35,000                        25,025
5/1/09

Domino's, Inc. 10.375% 1/15/09    B3         45,000                        42,750

NE Restaurant, Inc. 10.75%        B3         10,000                        8,875
7/15/08

                                                                           76,650

TOTAL MEDIA & LEISURE                                                      1,151,885

RETAIL & WHOLESALE - 0.2%

GROCERY STORES - 0.2%

Pathmark Stores, Inc. 9.625%      Caa1       35,000                        33,775
5/1/03

Pueblo Xtra International,        B3         10,000                        7,000
Inc., 9.5% 8/1/03

                                                                           40,775

SERVICES - 0.1%

La Petite Academy, Inc./La        B3         50,000                        37,000
Petite Academy Holding Co.
10% 5/15/08

TECHNOLOGY - 1.0%

COMPUTER SERVICES & SOFTWARE
- 0.5%

Concentric Network Corp.          B-         35,000                        36,750
12.75% 12/15/07

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

PSINet, Inc.:

10.5% 12/1/06 (e)                 B3        $ 50,000                      $ 50,313

11% 8/1/09                        B3         35,000                        35,700

Verio, Inc. 10.625% 11/15/09      B3         20,000                        20,250
(e)

                                                                           143,013

ELECTRONICS - 0.5%

ChipPAC International Ltd.        B3         40,000                        40,800
12.75% 8/1/09 (e)

Details, Inc. 10% 11/15/05        B3         20,000                        18,400

Fairchild Semiconductor Corp.:

10.125% 3/15/07                   B3         5,000                         5,013

10.375% 10/1/07                   B3         30,000                        30,450

SCG Holding                       B2         25,000                        26,438
Corp./Semiconductor
Components Industries LLC
12% 8/1/09 (e)

                                                                           121,101

TOTAL TECHNOLOGY                                                           264,114

TRANSPORTATION - 0.5%

AIR TRANSPORTATION - 0.5%

Atlas Air, Inc. 9.25% 4/15/08     B3         30,000                        28,500

Kitty Hawk, Inc. 9.95%            B1         98,000                        96,040
11/15/04

                                                                           124,540

UTILITIES - 3.9%

CELLULAR - 0.7%

McCaw International Ltd. 0%       Caa1       10,000                        6,600
4/15/07 (d)

Millicom International            Caa1       10,000                        7,825
Cellular SA  0% 6/1/06 (d)

Nextel Communications, Inc.       B1         140,000                       100,800
0% 10/31/07 (d)

Nextel International, Inc. 0%     Caa1       30,000                        17,175
4/15/08 (d)

Telesystem International          Caa1       20,000                        9,950
Wireless, Inc.  0% 11/1/07
(d)

Voicestream Wireless              B2         40,000                        41,400
Corp./Voicestream Wireless
Holding Co. 10.375% 11/15/09
(e)

                                                                           183,750

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - 3.2%

Allegiance Telecom, Inc. 0%       B3        $ 50,000                      $ 35,250
2/15/08 (d)

Call-Net Enterprises, Inc.        B2         14,000                        11,130
9.375% 5/15/09

Covad Communications Group,
Inc.:

0% 3/15/08 (d)                    B3         10,000                        6,175

12.5% 2/15/09                     B3         12,000                        12,390

e.spire Communications, Inc.      -          35,000                        22,750
13.75% 7/15/07

GST Network Funding, Inc. 0%      -          80,000                        38,800
5/1/08 (d)

GST Telecommunications, Inc.      -          50,000                        46,000
12.75% 11/15/07

GST USA, Inc. 0% 12/15/05 (d)     -          5,000                         3,700

Hyperion Telecommunications,      Caa1       25,000                        26,250
Inc.  12% 11/1/07

Intermedia Communications,        B2         95,000                        86,688
Inc. 8.6% 6/1/08

IXC Communications, Inc. 9%       B1         20,000                        20,200
4/15/08

KMC Telecom Holdings, Inc.        Caa2       20,000                        19,400
13.5% 5/15/09 (e)

Level 3 Communications, Inc.      B3         10,000                        6,075
0% 12/1/08 (d)

McLeodUSA, Inc. 9.5% 11/1/08      B1         80,000                        80,600

Metromedia Fiber Network, Inc.:

10% 11/15/08                      B2         20,000                        20,250

10% 12/15/09                      B2         40,000                        40,500

NEXTLINK Communications, Inc.:

9.625% 10/1/07                    B2         30,000                        29,250

10.5% 12/1/09 (e)                 B2         30,000                        30,375

10.75% 11/15/08                   B3         20,000                        20,400

Ono Finance PLC 13% 5/1/09        Caa1       20,000                        20,600

Pathnet, Inc. 12.25% 4/15/08      -          30,000                        19,200

Rhythms NetConnections, Inc.:

0% 5/15/08 (d)                    B3         65,000                        33,800

12.75% 4/15/09                    B3         45,000                        42,750

Teligent, Inc.:

0% 3/1/08 (d)                     Caa1       50,000                        28,625

11.5% 12/1/07                     Caa1       30,000                        28,800

WinStar Communications, Inc.:

0% 10/15/05 (d)                   Caa1       30,000                        27,300

0% 10/15/05 (d)                   Caa1       30,000                        42,000

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT              VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

WinStar Communications, Inc.:
- continued

0% 3/15/08 (d)                    CCC       $ 30,000                      $ 27,900

15% 3/1/07                        CCC        20,000                        25,000

                                                                           852,158

TOTAL UTILITIES                                                            1,035,908

TOTAL NONCONVERTIBLE BONDS                                                 3,607,422

TOTAL CORPORATE BONDS                                          3,657,472
(Cost $3,686,862)

U.S. TREASURY OBLIGATIONS -
8.8%



U.S. Treasury Bonds:

6.875% 8/15/25                    Aaa        396,000                       413,076

7.625% 2/15/25                    Aaa        47,000                        53,353

8.875% 8/15/17                    Aaa        70,000                        86,199

9.875% 11/15/15                   Aaa        10,000                        13,148

U.S. Treasury Notes:

5.875% 11/15/04                   Aaa        440,000                       435,736

6% 8/15/09                        Aaa        360,000                       355,442

6.625% 6/30/01                    Aaa        862,000                       869,930

6.875% 3/31/00                    Aaa        60,000                        60,267

7% 7/15/06                        Aaa        32,000                        33,240

TOTAL U.S. TREASURY OBLIGATIONS                                2,320,391
(Cost $2,359,488)


CASH EQUIVALENTS - 1.9%

                              MATURITY AMOUNT                VALUE (NOTE 1)

Investments in repurchase     $ 132,021                      $ 132,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.67%,
dated 11/30/99 due 12/1/99

                              SHARES

Taxable Central Cash Fund,     388,591                        388,591
5.34% (c)

TOTAL CASH EQUIVALENTS                          520,591
(Cost $520,591)

TOTAL INVESTMENT PORTFOLIO -                                  26,207,630
99.1%
(Cost $24,924,929)

NET OTHER ASSETS - 0.9%                                       226,785

NET ASSETS - 100%                              $ 26,434,415

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $518,001 or 2.0% of net assets.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS             S&P RATINGS

Aaa, Aa, A        8.9%      AAA, AA, A    8.9%

Baa               0.0%      BBB           0.0%

Ba                1.3%      BB            1.3%

B                 9.8%      B             10.0%

Caa               1.8%      CCC           1.9%

Ca, C             0.0%      CC, C         0.0%

                            D             0.0%

The percentage not rated by Moody's or S&P amounted to 0.6%. FMR has determined that unrated debt securities that are lower quality account for 0.6% of the total value of investment in securities.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $24,960,996. Net unrealized appreciation aggregated $1,246,634, of which $2,072,443 related to appreciated investment securities and $825,809 related to depreciated investment securities.

At November 30, 1999, the fund had a capital loss carryforward of approximately $353,000 all of which will expire on November 30, 2007.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                      NOVEMBER 30, 1999

ASSETS

Investment in securities, at               $ 26,207,630
value (including repurchase
agreements of $132,000)
(cost $24,924,929) -  See
accompanying schedule

Cash                                        15,189

Receivable for investments                  107,992
sold

Receivable for fund shares                  273,550
sold

Dividends receivable                        16,910

Interest receivable                         109,417

Receivable from investment                  21,869
adviser for expense
reductions

 TOTAL ASSETS                               26,752,557

LIABILITIES

Payable for investments         $ 205,923
purchased

Payable for fund shares          59,215
redeemed

Distribution fees payable        15,052

Other payables and accrued       37,952
expenses

 TOTAL LIABILITIES                          318,142

NET ASSETS                                 $ 26,434,415

Net Assets consist of:

Paid in capital                            $ 25,440,770

Undistributed net investment                100,719
income

Accumulated undistributed net               (389,775)
realized gain (loss)  on
investments

Net unrealized appreciation                 1,282,701
(depreciation) on investments

NET ASSETS                                 $ 26,434,415

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED

                         NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $10.92
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($1,819,474 (divided by)
166,690 shares)

Maximum offering price per         $11.59
share (100/94.25 of $10.92)

CLASS T: NET ASSET VALUE and       $10.89
redemption price per share
($10,818,942 (divided by)
993,263 shares)

Maximum offering price per         $11.28
share (100/96.50 of $10.89)

CLASS B: NET ASSET VALUE and       $10.85
offering price per share
($8,602,694 (divided by)
792,596 shares) A

CLASS C: NET ASSET VALUE and       $10.85
offering price per share
($4,217,483 (divided by)
388,815 shares) A

INSTITUTIONAL CLASS: NET           $10.95
ASSET VALUE, offering price
and redemption price   per
share ($975,822 (divided by)
89,145 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                   DECEMBER 28, 1998
                        (COMMENCEMENT OF OPERATIONS)
                                TO NOVEMBER 30, 1999

INVESTMENT INCOME                          $ 141,008
Dividends

Interest                                    270,417

 TOTAL INCOME                               411,425

EXPENSES

Management fee                 $ 79,626

Transfer agent fees             31,183

Distribution fees               93,317

Accounting fees and expenses    55,806

Non-interested trustees'        34
compensation

Custodian fees and expenses     17,689

Registration fees               160,488

Audit                           22,853

Legal                           125

Miscellaneous                   154

 Total expenses before          461,275
reductions

 Expense reductions             (161,091)   300,184

NET INVESTMENT INCOME                       111,241

REALIZED AND UNREALIZED GAIN                (389,248)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                    1,282,701
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                             893,453

NET INCREASE (DECREASE) IN                 $ 1,004,694
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                              DECEMBER 28, 1998
                              (COMMENCEMENT OF OPERATIONS)
                              TO NOVEMBER 30, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ 111,241
income

 Net realized gain (loss)      (389,248)

 Change in net unrealized      1,282,701
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    1,004,694
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions - net       25,429,721
increase (decrease)

  TOTAL INCREASE (DECREASE)    26,434,415
IN NET ASSETS

NET ASSETS

 Beginning of period           -

 End of period (including     $ 26,434,415
undistributed net investment
income of $100,719)

FINANCIAL HIGHLIGHTS - CLASS A
                                 NOVEMBER 30, 1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .12

Net realized and unrealized       .80
gain (loss)

Total from investment             .92
operations

Net asset value, end of period   $ 10.92

TOTAL RETURN B, C                 9.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,819
(000 omitted)

Ratio of expenses to average      1.75% A, G
net assets

Ratio of expenses to average      1.74% A, E
net assets after expense
reductions

Ratio of net investment           1.24% A
income to average net assets

Portfolio turnover                115% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

F FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - CLASS T
                                 NOVEMBER 30, 1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .10

Net realized and unrealized       .79
gain (loss)

Total from investment             .89
operations

Net asset value, end of period   $ 10.89

TOTAL RETURN B, C                 8.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 10,819
(000 omitted)

Ratio of expenses to average      2.00% A, G
net assets

Ratio of expenses to average      1.99% A, E
net assets after expense
reductions

Ratio of net investment           .99% A
income to average net assets

Portfolio turnover                115% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

F FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - CLASS B
                                 NOVEMBER 30, 1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .05

Net realized and unrealized       .80
gain (loss)

Total from investment             .85
operations

Net asset value, end of period   $ 10.85

TOTAL RETURN B, C                 8.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 8,603
(000 omitted)

Ratio of expenses to average      2.50% A, G
net assets

Ratio of expenses to average      2.49% A, E
net assets after expense
reductions

Ratio of net investment           .49% A
income to average net assets

Portfolio turnover                115% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

F FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - CLASS C
                                 NOVEMBER 30, 1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .05

Net realized and unrealized       .80
gain (loss)

Total from investment             .85
operations

Net asset value, end of period   $ 10.85

TOTAL RETURN B, C                 8.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,217
(000 omitted)

Ratio of expenses to average      2.50% A, G
net assets

Ratio of expenses to average      2.49% A, E
net assets after expense
reductions

Ratio of net investment           .49% A
income to average net assets

Portfolio turnover                115% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

F FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 NOVEMBER 30,
                                 1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .14

Net realized and unrealized       .81
gain (loss)

Total from investment             .95
operations

Net asset value, end of period   $ 10.95

TOTAL RETURN B, C                 9.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 976
(000 omitted)

Ratio of expenses to average      1.50% A, G
net assets

Ratio of expenses to average      1.49% A, E
net assets after expense
reductions

Ratio of net investment           1.49% A
income to average net assets

Portfolio turnover                115% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

F FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Asset Allocation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $40,885,851 and $16,128,948, respectively, of which U.S. government and government agency obligations aggregated $3,408,048 and $1,038,457, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 3,029      $ 1,445

CLASS T    27,194       2,481

CLASS B    41,526       32,438

CLASS C    21,568       18,757

          $ 93,317     $ 55,121


4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 37,606     $ 9,493

CLASS T    51,071       14,155

CLASS B    8,496        8,496 *

CLASS C    693          693 *

          $ 97,866     $ 32,837

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 3,164   .26 *

CLASS T                 10,753   .20 *

CLASS B                 10,002   .24 *

CLASS C                 5,322    .25 *

INSTITUTIONAL CLASS     1,942    .26 *

                       $ 31,183

* ANNUALIZED

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $887 for the period.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.75%                    $ 14,586

CLASS T               2.00%                     62,102

CLASS B               2.50%                     49,043

CLASS C               2.50%                     25,601

INSTITUTIONAL CLASS   1.50%                     8,966

                                               $ 160,298

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $662 under this arrangement.

In addition, through an arrangement with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $131 under the custodian arrangement.

6. BENEFICIAL INTEREST.

At the end of the period, FMR and its affiliates were record owners of approximately 12% of the total outstanding shares of the fund. In addition, 1 unaffiliated shareholder was record owner of more than 10% of the total outstanding shares of the fund.

7. SHARE TRANSACTIONS.

Transactions for each class of shares for the period are as follows:

                            SHARES                        DOLLARS

                            DECEMBER 28, 1998             DECEMBER 28, 1998
                            (COMMENCEMENT OF OPERATIONS)  (COMMENCEMENT OF OPERATIONS)
                            TO NOVEMBER 30, 1999          TO NOVEMBER 30,1999



CLASS A Shares sold          223,530                      $ 2,339,996

Shares redeemed              (56,840)                      (589,404)

Net increase (decrease)      166,690                      $ 1,750,592

CLASS T Shares sold          1,158,501                    $ 12,162,535

Shares redeemed              (165,238)                     (1,741,383)

Net increase (decrease)      993,263                      $ 10,421,152

CLASS B Shares sold          828,125                      $ 8,657,396

Shares redeemed              (35,529)                      (370,165)

Net increase (decrease)      792,596                      $ 8,287,231

CLASS C Shares sold          409,194                      $ 4,276,032

Shares redeemed              (20,379)                      (217,273)

Net increase (decrease)      388,815                      $ 4,058,759

INSTITUTIONAL CLASS Shares   90,420                       $ 925,203
sold

Shares redeemed              (1,275)                       (13,216)

Net increase (decrease)      89,145                       $ 911,987


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Asset Allocation Fund (a fund of Fidelity Advisor Series I) at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Asset Allocation Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   January 12, 2000



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Investments
Money Management, Inc. (FIMM),
Merrimack, NH
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant SM Growth Fund

Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
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(registered trademark)


(2_FIDELITY_LOGOS)

FIDELITY(REGISTERED TRADEMARK) ADVISOR
(registered trademark)
DIVIDEND GROWTH
FUND - CLASS A, CLASS T, CLASS B AND CLASS C

ANNUAL REPORT

NOVEMBER 30, 1999

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     15  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            16  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   23  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  32  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  39  The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500 SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR DIVIDEND GROWTH FUND - CLASS A

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999         LIFE OF FUND

FIDELITY ADV DIVIDEND GROWTH           7.40%
- CL A

FIDELITY ADV DIVIDEND GROWTH           1.22%
- CL A   (INCL. 5.75% SALES
CHARGE)

S&P 500 (registered trademark)         14.67%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Dividend Growth -CL A    S&P 500
             00714                       SP001
  1998/12/28       9425.00                    10000.00
  1998/12/31       9538.10                    10031.66
  1999/01/31       9773.73                    10451.19
  1999/02/28       9575.80                    10126.36
  1999/03/31      10084.75                    10531.52
  1999/04/30      10376.93                    10939.40
  1999/05/31      10122.45                    10681.13
  1999/06/30      10678.53                    11273.93
  1999/07/31      10386.35                    10921.96
  1999/08/31      10131.88                    10867.89
  1999/09/30       9651.20                    10570.00
  1999/10/31      10103.60                    11238.87
  1999/11/30      10122.45                    11467.36
IMATRL PRASUN   SHR__CHT 19991130 19991221 171230 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dividend Growth Fund - Class A on December 28, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $10,122 - a 1.22% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,467 - a 14.67% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FIDELITY ADVISOR DIVIDEND GROWTH FUND - CLASS T

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999         LIFE OF FUND

FIDELITY ADV DIVIDEND GROWTH           7.20%
- CL T

FIDELITY ADV DIVIDEND GROWTH           3.45%
- CL T   (INCL. 3.50% SALES
CHARGE)

S&P 500                                14.67%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Dividend Growth -CL T    S&P 500
             00720                       SP001
  1998/12/28       9650.00                    10000.00
  1998/12/31       9765.80                    10031.66
  1999/01/31      10007.05                    10451.19
  1999/02/28       9804.40                    10126.36
  1999/03/31      10315.85                    10531.52
  1999/04/30      10615.00                    10939.40
  1999/05/31      10364.10                    10681.13
  1999/06/30      10923.80                    11273.93
  1999/07/31      10624.65                    10921.96
  1999/08/31      10373.75                    10867.89
  1999/09/30       9871.95                    10570.00
  1999/10/31      10335.15                    11238.87
  1999/11/30      10344.80                    11467.36
IMATRL PRASUN   SHR__CHT 19991130 19991221 171200 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dividend Growth Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $10,345 - a 3.45% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,467 - a 14.67% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FIDELITY ADVISOR DIVIDEND GROWTH FUND - CLASS B

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the life of fund total return is 5%.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999       LIFE OF FUND

FIDELITY ADV DIVIDEND GROWTH         6.70%
- CL B

FIDELITY ADV DIVIDEND GROWTH         1.70%
- CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                              14.67%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Dividend Growth -CL B    S&P 500
             00715                       SP001
  1998/12/28      10000.00                    10000.00
  1998/12/31      10110.00                    10031.66
  1999/01/31      10360.00                    10451.19
  1999/02/28      10150.00                    10126.36
  1999/03/31      10680.00                    10531.52
  1999/04/30      10980.00                    10939.40
  1999/05/31      10710.00                    10681.13
  1999/06/30      11290.00                    11273.93
  1999/07/31      10980.00                    10921.96
  1999/08/31      10710.00                    10867.89
  1999/09/30      10190.00                    10570.00
  1999/10/31      10670.00                    11238.87
  1999/11/30      10170.00                    11467.36
IMATRL PRASUN   SHR__CHT 19991130 19991221 171305 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dividend Growth Fund - Class B on December 28, 1998, when the fund started. As the chart shows, by November 30, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $10,170 - a 1.70% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,467 - a 14.67% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FIDELITY ADVISOR DIVIDEND GROWTH FUND - CLASS C

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the life of fund total return is 1%.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999       LIFE OF FUND

FIDELITY ADV DIVIDEND GROWTH         6.80%
- CL C

FIDELITY ADV DIVIDEND GROWTH         5.80%
- CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                              14.67%

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Dividend Growth -CL C    S&P 500
             00716                       SP001
  1998/12/28      10000.00                    10000.00
  1998/12/31      10110.00                    10031.66
  1999/01/31      10360.00                    10451.19
  1999/02/28      10150.00                    10126.36
  1999/03/31      10690.00                    10531.52
  1999/04/30      10990.00                    10939.40
  1999/05/31      10720.00                    10681.13
  1999/06/30      11300.00                    11273.93
  1999/07/31      10980.00                    10921.96
  1999/08/31      10710.00                    10867.89
  1999/09/30      10200.00                    10570.00
  1999/10/31      10670.00                    11238.87
  1999/11/30      10580.00                    11467.36
IMATRL PRASUN   SHR__CHT 19991130 19991221 171027 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dividend Growth Fund - Class C on December 28, 1998, when the fund started. As the chart shows, by November 30, 1999, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $10,580 - a 5.80% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,467 - a 14.67% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW


MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Charles Mangum)

An interview with Charles Mangum, Portfolio Manager of Fidelity
Advisor Dividend Growth Fund

Q. HOW DID THE FUND PERFORM, CHARLES?

A. From December 28, 1998 - the fund's start date - through November 30, 1999, the fund's Class A, Class T, Class B and Class C shares returned 7.40%, 7.20%, 6.70% and 6.80%, respectively. The Standard & Poor's 500 Index returned 14.67% during this time. Going forward, we'll look at the fund's performance in six- and 12-month intervals, and compare its performance to its benchmark and a Lipper peer group as well.

Q. WHAT HELD THE FUND BACK?

A. Mostly the investing climate. Investors continued to set their sights on the high-growth segments of the market, namely technology. To illustrate just how strong technology has been, the tech-heavy NASDAQ index returned over 50% during the period, while the S&P 500 index - a broader sampling of stocks - returned around 14%. That's a huge gap, and because the fund had very little exposure to the smaller, growth-oriented tech names that did well, its relative return suffered. I tend to gravitate more towards stable-growth areas, including health and finance, and these sectors couldn't match the momentum of the technology group.

Q. DESPITE A TOUGH PERIOD FOR DRUG STOCKS, THREE OF THE FUND'S TOP-20 POSITIONS FELL INTO THIS GROUP . . .

A. I still like them. Several of the fund's larger drug-stock names - including Warner-Lambert, Eli Lilly and Schering-Plough - met or beat their earnings expectations for the year, but were still down significantly. Drug stocks have been hurt by several factors. First, there has been a lot of concern over government intervention. The government wants to find a way to provide more drug coverage to Medicare recipients, and any time the government gets involved, uncertainty becomes an issue for the drug companies. Second, the earnings growth of the industry relative to the S&P 500 also has been disappointing due to strong growth in S&P earnings. All that aside, I've been patient with the fund's drug-stock positions. Valuations finally reached more reasonable levels during the past six months, and increased consolidation activity - spurred on by the ongoing takeover battle between Warner Lambert, Pfizer and American Home Products - could become reality in 2000.

Q. FINANCE STOCKS ACCOUNTED FOR MORE THAN 15% OF THE FUND'S NET ASSETS AT THE END OF THE PERIOD. HOW DID THIS GROUP PERFORM?

A. Financials were hit very hard by rising interest rates and by the fact that several banks in the group missed their earnings targets by wide margins. What proved frustrating was that even though some banks did hit their earnings goals, their stocks declined nonetheless. The fund's positions in Comerica and FleetBoston Financial fell into this category.

Q. YOU INCREASED THE FUND'S EXPOSURE TO RETAIL STOCKS DURING THE
PERIOD. HOW DID THIS STRATEGY WORK OUT?

A. Retail stocks mirrored the narrowness of markets past in that a select group of well-known names were clear leaders. Examples included Home Depot and Wal-Mart, each of which performed well for the fund. There were plenty of stocks that didn't do well, though, mainly due to earnings shortfalls. Saks Fifth Avenue was one example.

Q. WHICH OTHER INDIVIDUAL STOCKS PERFORMED WELL DURING THE PERIOD?

A. Texas Instruments was a strong performer. The company makes a digital-processing chip that goes into most handheld devices, and it was able to capitalize on the amazing growth within the wireless communications industry. Other stocks that fared well included Cisco Systems - the dominant player in the Internet infrastructure field - and General Electric. Several of the fund's energy-related investments
- including Mobil and ENSCO International - performed well early in the period as the price of oil rebounded.

Q. WHAT'S YOUR OUTLOOK?

A. I'm going to keep plugging away at what I do best: finding good solid companies with attractive valuations and the ability to grow their earnings over time. The market hasn't rewarded this type of discipline for some time, but I'll remain patient. Hopefully, it's true that good things come to those who wait.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

CHARLES MANGUM DISCUSSES
SOME TRENDS THAT EMERGED
FROM 1999'S STOCK MARKET:

"One common question I get is
`when will stable growth get back
on track?' I can't answer that, but
I can explain what makes
stable-growth stocks tick. In a
word, uncertainty. Be it economic
or market-related, a small dose of
uncertainty causes investors to
be a bit more cautious. In the
type of market we've seen lately,
though, caution has been thrown
to the wind.

"Investors feel bulletproof
because the market has done so
well. Companies that didn't exist
two years ago, for example, now
have market capitalizations of $15
billion despite having no
discernible earnings. As a result,
there are a lot of people playing
the market with newfound riches
and very little fear.

"Is there an end to all this? Just
like there's always a beginning,
there's always an end. The tricky
part is when."

FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
mainly in equity securities of
companies that have the
potential to increase their
current dividend or begin
paying a dividend

START DATE: December 28,
1998

SIZE: as of November 30,
1999, more than $784 million

MANAGER: Charles Mangum,
since inception; joined
Fidelity in 1990
(checkmark)

INVESTMENT CHANGES

TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Cardinal Health, Inc.           4.8                      2.0

Schering-Plough Corp.           4.7                      3.1

Fannie Mae                      4.6                      5.3

Abbott Laboratories             3.9                      1.1

SBC Communications, Inc.        3.2                      2.1

Microsoft Corp.                 3.2                      3.2

General Electric Co.            2.9                      3.1

Comerica, Inc.                  2.8                      2.1

Eli Lilly & Co.                 2.7                      0.5

Lucent Technologies, Inc.       2.3                      0.5

                                35.1                     23.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

HEALTH                          20.5                     15.6

TECHNOLOGY                      16.6                     10.5

FINANCE                         15.2                     21.3

RETAIL & WHOLESALE              9.7                      6.7

UTILITIES                       7.9                      9.8



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                      AS OF MAY 31, 1999 **

                       Stocks 94.5%                                                    Stocks 96.2%

                        Convertible  Securities 0.4%                                    Convertible  Securities 0.0%

                        Short-Term  Investments and                                     Short-Term  Investments and
                        Net Other Assets 5.1%                                           Net Other Assets 3.8%

* FOREIGN  INVESTMENTS                                1.4%      ** FOREIGN INVESTMENTS                                1.7%


PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

Row: 1, Col: 1, Value: 94.5
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.4
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.1
Row: 1, Col: 1, Value: 96.2
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.8

INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 94.5%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.5%

AEROSPACE & DEFENSE - 0.5%

Cordant Technologies, Inc.        126,430                    $ 3,682,274

SHIP BUILDING & REPAIR - 1.0%

General Dynamics Corp.            155,420                     8,013,844

TOTAL AEROSPACE & DEFENSE                                     11,696,118

BASIC INDUSTRIES - 0.6%

METALS & MINING - 0.6%

Alcoa, Inc.                       70,220                      4,599,410

CONSTRUCTION & REAL ESTATE -
0.6%

BUILDING MATERIALS - 0.6%

Masco Corp.                       178,030                     4,495,258

DURABLES - 0.5%

HOME FURNISHINGS - 0.5%

Newell Rubbermaid, Inc.           116,030                     3,807,234

ENERGY - 5.7%

ENERGY SERVICES - 1.7%

ENSCO International, Inc.         104,000                     2,086,500

Global Marine, Inc. (a)           283,020                     4,333,744

Halliburton Co.                   115,680                     4,475,370

Schlumberger Ltd.                 14,780                      887,724

Unit Corp. (a)                    200,200                     1,151,150

                                                              12,934,488

OIL & GAS - 4.0%

Basin Exploration, Inc. (a)       24,600                      435,113

Exxon Corp.                       114,790                     9,104,282

Mobil Corp.                       131,800                     13,748,387

Range Resources Corp.             250,000                     828,125

Santa Fe Snyder Corp. (a)         813,680                     6,509,440

St. Mary Land & Exploration       44,900                      937,288
Co.

                                                              31,562,635

TOTAL ENERGY                                                  44,497,123

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

FINANCE - 15.2%

BANKS - 3.9%

Comerica, Inc.                    410,170                    $ 21,739,010

FleetBoston Financial Corp.       236,930                     8,958,916

                                                              30,697,926

CREDIT & OTHER FINANCE - 2.4%

Associates First Capital          206,650                     6,871,113
Corp. Class A

Citigroup, Inc.                   94,840                      5,109,505

Household International, Inc.     169,560                     6,708,218

                                                              18,688,836

FEDERAL SPONSORED CREDIT - 5.1%

Fannie Mae                        545,400                     36,337,275

Freddie Mac                       81,250                      4,011,719

                                                              40,348,994

INSURANCE - 3.5%

American International Group,     101,828                     10,513,741
Inc.

Hartford Financial Services       47,530                      2,219,057
Group, Inc.

Hartford Life, Inc. Class A       70,400                      3,150,400

MGIC Investment Corp.             67,030                      3,787,195

Travelers Property Casualty       223,670                     7,451,007
Corp. Class A

                                                              27,121,400

SECURITIES INDUSTRY - 0.3%

Morgan Stanley Dean Witter &      18,440                      2,224,325
Co.

TOTAL FINANCE                                                 119,081,481

HEALTH - 20.5%

DRUGS & PHARMACEUTICALS - 10.0%

American Home Products Corp.      43,840                      2,279,680

Bristol-Myers Squibb Co.          39,360                      2,875,740

Eli Lilly & Co.                   294,000                     21,094,500

Schering-Plough Corp.             726,860                     37,160,718

Warner-Lambert Co.                167,200                     14,995,750

                                                              78,406,388

MEDICAL EQUIPMENT & SUPPLIES
- 10.5%

Abbott Laboratories               817,600                     31,068,800

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

Cardinal Health, Inc.             720,570                    $ 37,694,809

Johnson & Johnson                 134,110                     13,913,913

                                                              82,677,522

TOTAL HEALTH                                                  161,083,910

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.4%

ELECTRICAL EQUIPMENT - 4.4%

General Electric Co.              173,340                     22,534,200

Honeywell, Inc.                   37,500                      4,197,656

Koninklijke Philips               65,500                      7,827,250
Electronics NV (NY shares)

                                                              34,559,106

MEDIA & LEISURE - 4.6%

BROADCASTING - 2.7%

CBS Corp. (a)                     130,600                     6,791,200

Clear Channel Communications,     70,000                      5,626,250
Inc. (a)

Time Warner, Inc.                 144,089                     8,888,490

                                                              21,305,940

RESTAURANTS - 1.9%

McDonald's Corp.                  121,280                     5,457,600

Tricon Global Restaurants,        222,400                     9,229,600
Inc. (a)

                                                              14,687,200

TOTAL MEDIA & LEISURE                                         35,993,140

NONDURABLES - 4.8%

FOODS - 1.1%

Quaker Oats Co.                   129,020                     8,418,555

HOUSEHOLD PRODUCTS - 3.0%

Alberto-Culver Co.:

Class A                           13,190                      296,775

Class B                           262,000                     6,893,875

Clorox Co.                        129,180                     5,756,584

Gillette Co.                      116,920                     4,698,723

Procter & Gamble Co.              58,820                      6,352,560

                                                              23,998,517

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

NONDURABLES - CONTINUED

TOBACCO - 0.7%

Philip Morris Companies, Inc.     204,120                    $ 5,370,908

TOTAL NONDURABLES                                             37,787,980

RETAIL & WHOLESALE - 9.7%

APPAREL STORES - 0.7%

Gap, Inc.                         126,475                     5,122,238

GENERAL MERCHANDISE STORES -
5.5%

Dayton Hudson Corp.               219,160                     15,464,477

Federated Department Stores,      209,440                     9,856,770
Inc. (a)

Saks, Inc. (a)                    548,300                     9,595,250

Wal-Mart Stores, Inc.             141,020                     8,126,278

                                                              43,042,775

GROCERY STORES - 1.6%

Kroger Co. (a)                    199,900                     4,260,369

Safeway, Inc. (a)                 229,200                     8,451,750

                                                              12,712,119

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.9%

Home Depot, Inc.                  73,530                      5,813,466

Lowe's Companies, Inc.            87,930                      4,380,013

Staples, Inc. (a)                 218,300                     5,130,050

                                                              15,323,529

TOTAL RETAIL & WHOLESALE                                      76,200,661

SERVICES - 0.7%

ADVERTISING - 0.6%

Omnicom Group, Inc.               54,000                      4,758,750

SERVICES - 0.1%

H&R Block, Inc.                   17,200                      739,600

TOTAL SERVICES                                                5,498,350

TECHNOLOGY - 16.6%

COMMUNICATIONS EQUIPMENT - 4.7%

Cisco Systems, Inc. (a)           188,180                     16,783,304

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMMUNICATIONS EQUIPMENT -
CONTINUED

Lucent Technologies, Inc.         245,440                    $ 17,932,460

Nortel Networks Corp.             29,800                      2,192,662

                                                              36,908,426

COMPUTER SERVICES & SOFTWARE
- 6.0%

America Online, Inc. (a)          103,200                     7,501,350

Automatic Data Processing,        103,500                     5,110,313
Inc.

DST Systems, Inc. (a)             120,600                     7,590,263

Microsoft Corp. (a)               278,980                     25,400,257

NCR Corp. (a)                     34,400                      1,128,750

                                                              46,730,933

COMPUTERS & OFFICE EQUIPMENT
- 2.4%

Dell Computer Corp. (a)           127,200                     5,469,600

Hewlett-Packard Co.               62,100                      5,891,738

International Business            71,300                      7,348,356
Machines Corp.

                                                              18,709,694

ELECTRONICS - 3.5%

Intel Corp.                       107,480                     8,242,373

Linear Technology Corp.           77,300                      5,493,131

Motorola, Inc.                    43,400                      4,958,450

Texas Instruments, Inc.           93,380                      8,970,316

                                                              27,664,270

TOTAL TECHNOLOGY                                              130,013,323

TRANSPORTATION - 1.2%

RAILROADS - 1.2%

Burlington Northern Santa Fe      330,010                     9,570,290
Corp.

UTILITIES - 7.9%

ELECTRIC UTILITY - 0.3%

CMS Energy Corp.                  53,690                      1,785,193

PG&E Corp.                        50,380                      1,127,253

                                                              2,912,446

TELEPHONE SERVICES - 7.6%

AT&T Corp.                        199,916                     11,170,307

Bell Atlantic Corp.               108,180                     6,849,146

MCI WorldCom, Inc. (a)            100,630                     8,320,843

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

SBC Communications, Inc.          491,809                    $ 25,543,330

Sprint Corp. (FON Group)          110,000                     7,631,250

                                                              59,514,876

TOTAL UTILITIES                                               62,427,322

TOTAL COMMON STOCKS                            741,310,706
(Cost $725,206,152)

CONVERTIBLE PREFERRED STOCKS
- 0.4%



MEDIA & LEISURE - 0.4%

BROADCASTING - 0.4%

Comcast Corp. $1.44 (Cost         35,000                      3,108,438
$3,169,201)

CASH EQUIVALENTS - 3.4%



Taxable Central Cash Fund,        26,786,335                  26,786,335
5.34% (b) (Cost $26,786,335)

TOTAL INVESTMENT PORTFOLIO -                                  771,205,479
98.3%
(Cost $755,161,688)

NET OTHER ASSETS - 1.7%                                       13,703,648

NET ASSETS - 100%                             $ 784,909,127

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $755,819,473. Net unrealized appreciation aggregated $15,386,006, of which $55,868,513 related to appreciated investment securities and $40,482,507 related to depreciated investment securities.

At November 30, 1999, the fund had a capital loss carryforward of approximately $11,880,000, all of which will expire on November 30, 2007.

The fund intends to elect to defer to its fiscal year ending November 30, 2000 approximately $7,608,000 of losses recognized during the period November 1, 1999 to November 30, 1999.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         NOVEMBER 30, 1999

ASSETS

Investment in securities, at                 $ 771,205,479
value (cost $755,161,688) -
See accompanying schedule

Receivable for investments                    67,965,639
sold

Receivable for fund shares                    2,669,895
sold

Dividends receivable                          462,870

Interest receivable                           91,981

 TOTAL ASSETS                                 842,395,864

LIABILITIES

Payable for investments        $ 53,458,324
purchased

Accrued management fee          380,509

Distribution fees payable       486,526

Payable for fund shares         2,776,969
redeemed

Other payables and accrued      384,409
expenses

 TOTAL LIABILITIES                            57,486,737

NET ASSETS                                   $ 784,909,127

Net Assets consist of:

Paid in capital                              $ 789,011,548

Accumulated undistributed net                 (20,145,334)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   16,042,913
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                   $ 784,909,127

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                         NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $10.74
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($45,145,955 (divided by)
4,204,987 shares)

Maximum offering price per         $11.34
share (100/94.75 of $10.74)

CLASS T: NET ASSET VALUE and       $10.72
redemption price per share
($286,043,882 (divided by)
26,676,821 shares)

Maximum offering price per         $11.11
share (100/96.50 of $10.72)

CLASS B: NET ASSET VALUE and       $10.67
offering price per share
($271,503,622 (divided by)
25,439,114 shares) A

CLASS C: NET ASSET VALUE and       $10.68
offering price per share
($156,268,872 (divided by)
14,631,037 shares) A

INSTITUTIONAL CLASS: NET           $10.77
ASSET VALUE, offering price
and redemption price   per
share ($25,946,796 (divided
by) 2,408,828 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                         DECEMBER 28, 1998
                              (COMMENCEMENT OF OPERATIONS)
                                      TO NOVEMBER 30, 1999

INVESTMENT INCOME                               $ 4,670,001
Dividends

Interest                                         795,952

 TOTAL INCOME                                    5,465,953

EXPENSES

Management fee                   $ 2,368,705

Transfer agent fees               920,943

Distribution fees                 2,907,338

Accounting fees and expenses      177,460

Non-interested trustees'          973
compensation

Custodian fees and expenses       34,206

Registration fees                 472,561

Audit                             21,798

Legal                             2,872

Miscellaneous                     2,732

 Total expenses before            6,909,588
reductions

 Expense reductions               (72,254)       6,837,334

NET INVESTMENT INCOME (LOSS)                     (1,371,381)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (20,145,335)

 Foreign currency transactions    1,478          (20,143,857)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            16,043,791

 Assets and liabilities in        (878)          16,042,913
foreign currencies

NET GAIN (LOSS)                                  (4,100,944)

NET INCREASE (DECREASE) IN                      $ (5,472,325)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                              DECEMBER 28, 1998
                              (COMMENCEMENT OF OPERATIONS)
                              TO NOVEMBER 30, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (1,371,381)
income (loss)

 Net realized gain (loss)      (20,143,857)

 Change in net unrealized      16,042,913
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    (5,472,325)
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions - net       790,381,452
increase (decrease)

  TOTAL INCREASE (DECREASE)    784,909,127
IN NET ASSETS

NET ASSETS

 Beginning of period           -

 End of period                 784,909,127

FINANCIAL HIGHLIGHTS - CLASS A
PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .01

Net realized and unrealized       .73 G
gain (loss)

Total from investment             .74
operations

Net asset value, end of period   $ 10.74

TOTAL RETURN B, C                 7.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 45,146
(000 omitted)

Ratio of expenses to average      1.25% A
net assets

Ratio of expenses to average      1.23% A, F
net assets after expense
reductions

Ratio of net investment           .10% A
income to average net assets

Portfolio turnover                67% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

FINANCIAL HIGHLIGHTS - CLASS T

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.01)

Net realized and unrealized       .73 G
gain (loss)

Total from investment             .72
operations

Net asset value, end of period   $ 10.72

TOTAL RETURN B, C                 7.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 286,044
(000 omitted)

Ratio of expenses to average      1.46% A
net assets

Ratio of expenses to average      1.45% A, F
net assets after expense
reductions

Ratio of net investment           (.12)% A
income (loss) to average net
assets

Portfolio turnover                67% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

FINANCIAL HIGHLIGHTS - CLASS B

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)

Net realized and unrealized       .73 G
gain (loss)

Total from investment             .67
operations

Net asset value, end of period   $ 10.67

TOTAL RETURN B, C                 6.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 271,504
(000 omitted)

Ratio of expenses to average      1.97% A
net assets

Ratio of expenses to average      1.96% A, F
net assets after expense
reductions

Ratio of net investment           (.63)% A
income (loss) to average net
assets

Portfolio turnover                67% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

FINANCIAL HIGHLIGHTS - CLASS C

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)

Net realized and unrealized       .74 G
gain (loss)

Total from investment             .68
operations

Net asset value, end of period   $ 10.68

TOTAL RETURN B, C                 6.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 156,269
(000 omitted)

Ratio of expenses to average      1.96% A
net assets

Ratio of expenses to average      1.94% A, F
net assets after expense
reductions

Ratio of net investment           (.61)% A
income (loss) to average net
assets

Portfolio turnover                67% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .04

Net realized and unrealized       .73 G
gain (loss)

Total from investment             .77
operations

Net asset value, end of period   $ 10.77

TOTAL RETURN B, C                 7.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 25,947
(000 omitted)

Ratio of expenses to average      .95% A
net assets

Ratio of expenses to average      .93% A, F
net assets after expense
reductions

Ratio of net investment           .40% A
income to average net assets

Portfolio turnover                67% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

NOTES TO FINANCIAL STATEMENTS

For the period ended November 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Dividend Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund except for the cost of registering and qualifying shares of each class for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,014,723,804 and $266,203,115, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 53,004     $ 39

CLASS T    791,189      223

CLASS B    1,335,895    1,002,065

CLASS C    727,250      663,283

          $ 2,907,338  $ 1,665,610

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 501,519    $ 263,249

CLASS T    1,261,417    477,827

CLASS B    230,193      230,193

CLASS C    50,060       50,060

          $ 2,043,189  $ 1,021,329

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 54,122   .25 *

CLASS T                 349,761   .22 *

CLASS B                 313,670   .23 *

CLASS C                 159,391   .22 *

INSTITUTIONAL CLASS     43,999    .20 *

                       $ 920,943

* ANNUALIZED

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $71,565 for the period.

5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $71,553 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $701 under this arrangement.

6. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 13% of the total outstanding shares of the fund.

7. SHARE TRANSACTIONS.

Transactions for each class of shares for the period are as follows:

                            SHARES                     DOLLARS

                            PERIOD ENDED NOVEMBER 30,  PERIOD ENDED NOVEMBER 30,

                            1999 A                     1999 A



CLASS A Shares sold          4,960,844                 $ 53,691,700

Shares redeemed              (755,857)                  (8,269,214)

Net increase (decrease)      4,204,987                 $ 45,422,486

CLASS T Shares sold          32,245,131                $ 347,975,055

Shares redeemed              (5,568,310)                (59,903,456)

Net increase (decrease)      26,676,821                $ 288,071,599

CLASS B Shares sold          27,253,818                $ 292,988,178

Shares redeemed              (1,814,704)                (19,340,195)

Net increase (decrease)      25,439,114                $ 273,647,983

CLASS C Shares sold          16,009,272                $ 172,895,905

Shares redeemed              (1,378,235)                (14,817,694)

Net increase (decrease)      14,631,037                $ 158,078,211

INSTITUTIONAL CLASS Shares   3,322,683                 $ 34,793,729
sold

Shares redeemed              (913,855)                  (9,632,556)

Net increase (decrease)      2,408,828                 $ 25,161,173


A SHARE TRANSACTIONS FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund(a fund of Fidelity Advisor Series I) at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   January 12, 2000

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Charles A. Mangum, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

(registered trademark)


(2_FIDELITY_LOGOS)

FIDELITY(REGISTERED TRADEMARK) ADVISOR
(registered trademark)
DIVIDEND GROWTH
FUND - INSTITUTIONAL CLASS

ANNUAL REPORT

NOVEMBER 30, 1999

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   17  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  26  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  33  The auditors' opinion.
ACCOUNTANTS

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500 SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR DIVIDEND GROWTH FUND - INSTITUTIONAL CLASS

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999       LIFE OF FUND

FIDELITY ADV DIVIDEND GROWTH         7.70%
- INST CL

S&P 500 (registered trademark)       14.67%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Dividend Growth -CL I    S&P 500
             00717                       SP001
  1998/12/28      10000.00                    10000.00
  1998/12/31      10120.00                    10031.66
  1999/01/31      10370.00                    10451.19
  1999/02/28      10170.00                    10126.36
  1999/03/31      10710.00                    10531.52
  1999/04/30      11020.00                    10939.40
  1999/05/31      10760.00                    10681.13
  1999/06/30      11350.00                    11273.93
  1999/07/31      11040.00                    10921.96
  1999/08/31      10780.00                    10867.89
  1999/09/30      10270.00                    10570.00
  1999/10/31      10750.00                    11238.87
  1999/11/30      10770.00                    11467.36
IMATRL PRASUN   SHR__CHT 19991130 19991221 171128 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dividend Growth Fund - Institutional Class on December 28, 1998, when the fund started. As the chart shows, by November 30, 1999, the value of the investment would have grown to $10,770 - a 7.70% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,467 - a 14.67% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

An interview with Charles Mangum, Portfolio Manager of Fidelity
Advisor Dividend Growth Fund

Q. HOW DID THE FUND PERFORM, CHARLES?

A. From December 28, 1998 - the fund's start date - through November 30, 1999, the fund's Institutional Class shares returned 7.70%. The Standard & Poor's 500 Index returned 14.67% during this time. Going forward, we'll look at the fund's performance in six- and 12-month intervals, and compare its performance to its benchmark and a Lipper peer group.

Q. WHAT HELD THE FUND BACK?

A. Mostly the investing climate. Investors continued to set their sights on the high-growth segments of the market, namely technology. To illustrate just how strong technology has been, the tech-heavy NASDAQ index returned over 50% during the period, while the S&P 500 index - a broader sampling of stocks - returned around 14%. That's a huge gap, and because the fund had very little exposure to the smaller, growth-oriented tech names that did well, its relative return suffered. I tend to gravitate more towards stable-growth areas, including health and finance, and these sectors couldn't match the momentum of the technology group.

Q. DESPITE A TOUGH PERIOD FOR DRUG STOCKS, THREE OF THE FUND'S TOP-20 POSITIONS FELL INTO THIS GROUP . . .

A. I still like them. Several of the fund's larger drug-stock names - including Warner-Lambert, Eli Lilly and Schering-Plough - met or beat their earnings expectations for the year, but were still down significantly. Drug stocks have been hurt by several factors. First, there has been a lot of concern over government intervention. The government wants to find a way to provide more drug coverage to Medicare recipients, and any time the government gets involved, uncertainty becomes an issue for the drug companies. Second, the earnings growth of the industry relative to the S&P 500 also has been disappointing due to strong growth in S&P earnings. All that aside, I've been patient with the fund's drug-stock positions. Valuations finally reached more reasonable levels during the past six months, and increased consolidation activity - spurred on by the ongoing takeover battle between Warner Lambert, Pfizer and American Home Products - could become reality in 2000.

Q. FINANCE STOCKS ACCOUNTED FOR MORE THAN 15% OF THE FUND'S NET ASSETS AT THE END OF THE PERIOD. HOW DID THIS GROUP PERFORM?

A. Financials were hit very hard by rising interest rates and by the fact that several banks in the group missed their earnings targets by wide margins. What proved frustrating was that even though some banks did hit their earnings goals, their stocks declined nonetheless. The fund's positions in Comerica and FleetBoston Financial fell into this category.

Q. YOU INCREASED THE FUND'S EXPOSURE TO RETAIL STOCKS DURING THE
PERIOD. HOW DID THIS STRATEGY WORK OUT?

A. Retail stocks mirrored the narrowness of markets past in that a select group of well-known names were clear leaders. Examples included Home Depot and Wal-Mart, each of which performed well for the fund. There were plenty of stocks that didn't do well, though, mainly due to earnings shortfalls. Saks Fifth Avenue was one example.

Q. WHICH OTHER INDIVIDUAL STOCKS PERFORMED WELL DURING THE PERIOD?

A. Texas Instruments was a strong performer. The company makes a digital-processing chip that goes into most handheld devices, and it was able to capitalize on the amazing growth within the wireless communications industry. Other stocks that fared well included Cisco Systems - the dominant player in the Internet infrastructure field - and General Electric. Several of the fund's energy-related investments
- including Mobil and ENSCO International - performed well early in the period as the price of oil rebounded.

Q. WHAT'S YOUR OUTLOOK?

A. I'm going to keep plugging away at what I do best: finding good solid companies with attractive valuations and the ability to grow their earnings over time. The market hasn't rewarded this type of discipline for some time, but I'll remain patient. Hopefully, it's true that good things come to those who wait.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

CHARLES MANGUM DISCUSSES
SOME TRENDS THAT EMERGED
FROM 1999'S STOCK MARKET:

"One common question I get is
`when will stable growth get back
on track?' I can't answer that, but
I can explain what makes
stable-growth stocks tick. In a
word, uncertainty. Be it economic
or market-related, a small dose of
uncertainty causes investors to
be a bit more cautious. In the
type of market we've seen lately,
though, caution has been thrown
to the wind.

"Investors feel bulletproof
because the market has done so
well. Companies that didn't exist
two years ago, for example, now
have market capitalizations of $15
billion despite having no
discernible earnings. As a result,
there are a lot of people playing
the market with newfound riches
and very little fear.
"Is there an end to all this? Just
like there's always a beginning,
there's always an end. The tricky
part is when."

FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
mainly in equity securities of
companies that have the
potential to increase their
current dividend or begin
paying a dividend

START DATE: December 28,
1998

SIZE: as of November 30,
1999, more than $784 million

MANAGER: Charles Mangum,
since inception; joined
Fidelity in 1990
(checkmark)

INVESTMENT CHANGES

TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Cardinal Health, Inc.           4.8                      2.0

Schering-Plough Corp.           4.7                      3.1

Fannie Mae                      4.6                      5.3

Abbott Laboratories             3.9                      1.1

SBC Communications, Inc.        3.2                      2.1

Microsoft Corp.                 3.2                      3.2

General Electric Co.            2.9                      3.1

Comerica, Inc.                  2.8                      2.1

Eli Lilly & Co.                 2.7                      0.5

Lucent Technologies, Inc.       2.3                      0.5

                                35.1                     23.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

HEALTH                          20.5                     15.6

TECHNOLOGY                      16.6                     10.5

FINANCE                         15.2                     21.3

RETAIL & WHOLESALE              9.7                      6.7

UTILITIES                       7.9                      9.8



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                       AS OF MAY 31, 1999 **

                        Stocks 94.5%                                                    Stocks 96.2%

                        Convertible  Securities 0.4%                                    Convertible  Securities 0.0%

                        Short-Term  Investments and                                     Short-Term  Investments and
                        Net Other Assets 5.1%                                           Net Other Assets 3.8%

* FOREIGN  INVESTMENTS                                1.4%      ** FOREIGN INVESTMENTS                                1.7%


PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

Row: 1, Col: 1, Value: 94.5
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.4
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.1

Row: 1, Col: 1, Value: 96.2
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.8

INVESTMENTS NOVEMBER 30, 1999
Showing Percentage of Net Assets

COMMON STOCKS - 94.5%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.5%

AEROSPACE & DEFENSE - 0.5%

Cordant Technologies, Inc.        126,430                    $ 3,682,274

SHIP BUILDING & REPAIR - 1.0%

General Dynamics Corp.            155,420                     8,013,844

TOTAL AEROSPACE & DEFENSE                                     11,696,118

BASIC INDUSTRIES - 0.6%

METALS & MINING - 0.6%

Alcoa, Inc.                       70,220                      4,599,410

CONSTRUCTION & REAL ESTATE -
0.6%

BUILDING MATERIALS - 0.6%

Masco Corp.                       178,030                     4,495,258

DURABLES - 0.5%

HOME FURNISHINGS - 0.5%

Newell Rubbermaid, Inc.           116,030                     3,807,234

ENERGY - 5.7%

ENERGY SERVICES - 1.7%

ENSCO International, Inc.         104,000                     2,086,500

Global Marine, Inc. (a)           283,020                     4,333,744

Halliburton Co.                   115,680                     4,475,370

Schlumberger Ltd.                 14,780                      887,724

Unit Corp. (a)                    200,200                     1,151,150

                                                              12,934,488

OIL & GAS - 4.0%

Basin Exploration, Inc. (a)       24,600                      435,113

Exxon Corp.                       114,790                     9,104,282

Mobil Corp.                       131,800                     13,748,387

Range Resources Corp.             250,000                     828,125

Santa Fe Snyder Corp. (a)         813,680                     6,509,440

St. Mary Land & Exploration       44,900                      937,288
Co.

                                                              31,562,635

TOTAL ENERGY                                                  44,497,123

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

FINANCE - 15.2%

BANKS - 3.9%

Comerica, Inc.                    410,170                    $ 21,739,010

FleetBoston Financial Corp.       236,930                     8,958,916

                                                              30,697,926

CREDIT & OTHER FINANCE - 2.4%

Associates First Capital          206,650                     6,871,113
Corp. Class A

Citigroup, Inc.                   94,840                      5,109,505

Household International, Inc.     169,560                     6,708,218

                                                              18,688,836

FEDERAL SPONSORED CREDIT - 5.1%

Fannie Mae                        545,400                     36,337,275

Freddie Mac                       81,250                      4,011,719

                                                              40,348,994

INSURANCE - 3.5%

American International Group,     101,828                     10,513,741
Inc.

Hartford Financial Services       47,530                      2,219,057
Group, Inc.

Hartford Life, Inc. Class A       70,400                      3,150,400

MGIC Investment Corp.             67,030                      3,787,195

Travelers Property Casualty       223,670                     7,451,007
Corp. Class A

                                                              27,121,400

SECURITIES INDUSTRY - 0.3%

Morgan Stanley Dean Witter &      18,440                      2,224,325
Co.

TOTAL FINANCE                                                 119,081,481

HEALTH - 20.5%

DRUGS & PHARMACEUTICALS - 10.0%

American Home Products Corp.      43,840                      2,279,680

Bristol-Myers Squibb Co.          39,360                      2,875,740

Eli Lilly & Co.                   294,000                     21,094,500

Schering-Plough Corp.             726,860                     37,160,718

Warner-Lambert Co.                167,200                     14,995,750

                                                              78,406,388

MEDICAL EQUIPMENT & SUPPLIES
- 10.5%

Abbott Laboratories               817,600                     31,068,800

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

Cardinal Health, Inc.             720,570                    $ 37,694,809

Johnson & Johnson                 134,110                     13,913,913

                                                              82,677,522

TOTAL HEALTH                                                  161,083,910

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.4%

ELECTRICAL EQUIPMENT - 4.4%

General Electric Co.              173,340                     22,534,200

Honeywell, Inc.                   37,500                      4,197,656

Koninklijke Philips               65,500                      7,827,250
Electronics NV (NY shares)

                                                              34,559,106

MEDIA & LEISURE - 4.6%

BROADCASTING - 2.7%

CBS Corp. (a)                     130,600                     6,791,200

Clear Channel Communications,     70,000                      5,626,250
Inc. (a)

Time Warner, Inc.                 144,089                     8,888,490

                                                              21,305,940

RESTAURANTS - 1.9%

McDonald's Corp.                  121,280                     5,457,600

Tricon Global Restaurants,        222,400                     9,229,600
Inc. (a)

                                                              14,687,200

TOTAL MEDIA & LEISURE                                         35,993,140

NONDURABLES - 4.8%

FOODS - 1.1%

Quaker Oats Co.                   129,020                     8,418,555

HOUSEHOLD PRODUCTS - 3.0%

Alberto-Culver Co.:

Class A                           13,190                      296,775

Class B                           262,000                     6,893,875

Clorox Co.                        129,180                     5,756,584

Gillette Co.                      116,920                     4,698,723

Procter & Gamble Co.              58,820                      6,352,560

                                                              23,998,517

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

NONDURABLES - CONTINUED

TOBACCO - 0.7%

Philip Morris Companies, Inc.     204,120                    $ 5,370,908

TOTAL NONDURABLES                                             37,787,980

RETAIL & WHOLESALE - 9.7%

APPAREL STORES - 0.7%

Gap, Inc.                         126,475                     5,122,238

GENERAL MERCHANDISE STORES -
5.5%

Dayton Hudson Corp.               219,160                     15,464,477

Federated Department Stores,      209,440                     9,856,770
Inc. (a)

Saks, Inc. (a)                    548,300                     9,595,250

Wal-Mart Stores, Inc.             141,020                     8,126,278

                                                              43,042,775

GROCERY STORES - 1.6%

Kroger Co. (a)                    199,900                     4,260,369

Safeway, Inc. (a)                 229,200                     8,451,750

                                                              12,712,119

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.9%

Home Depot, Inc.                  73,530                      5,813,466

Lowe's Companies, Inc.            87,930                      4,380,013

Staples, Inc. (a)                 218,300                     5,130,050

                                                              15,323,529

TOTAL RETAIL & WHOLESALE                                      76,200,661

SERVICES - 0.7%

ADVERTISING - 0.6%

Omnicom Group, Inc.               54,000                      4,758,750

SERVICES - 0.1%

H&R Block, Inc.                   17,200                      739,600

TOTAL SERVICES                                                5,498,350

TECHNOLOGY - 16.6%

COMMUNICATIONS EQUIPMENT - 4.7%

Cisco Systems, Inc. (a)           188,180                     16,783,304

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMMUNICATIONS EQUIPMENT -
CONTINUED

Lucent Technologies, Inc.         245,440                    $ 17,932,460

Nortel Networks Corp.             29,800                      2,192,662

                                                              36,908,426

COMPUTER SERVICES & SOFTWARE
- 6.0%

America Online, Inc. (a)          103,200                     7,501,350

Automatic Data Processing,        103,500                     5,110,313
Inc.

DST Systems, Inc. (a)             120,600                     7,590,263

Microsoft Corp. (a)               278,980                     25,400,257

NCR Corp. (a)                     34,400                      1,128,750

                                                              46,730,933

COMPUTERS & OFFICE EQUIPMENT
- 2.4%

Dell Computer Corp. (a)           127,200                     5,469,600

Hewlett-Packard Co.               62,100                      5,891,738

International Business            71,300                      7,348,356
Machines Corp.

                                                              18,709,694

ELECTRONICS - 3.5%

Intel Corp.                       107,480                     8,242,373

Linear Technology Corp.           77,300                      5,493,131

Motorola, Inc.                    43,400                      4,958,450

Texas Instruments, Inc.           93,380                      8,970,316

                                                              27,664,270

TOTAL TECHNOLOGY                                              130,013,323

TRANSPORTATION - 1.2%

RAILROADS - 1.2%

Burlington Northern Santa Fe      330,010                     9,570,290
Corp.

UTILITIES - 7.9%

ELECTRIC UTILITY - 0.3%

CMS Energy Corp.                  53,690                      1,785,193

PG&E Corp.                        50,380                      1,127,253

                                                              2,912,446

TELEPHONE SERVICES - 7.6%

AT&T Corp.                        199,916                     11,170,307

Bell Atlantic Corp.               108,180                     6,849,146

MCI WorldCom, Inc. (a)            100,630                     8,320,843

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

SBC Communications, Inc.          491,809                    $ 25,543,330

Sprint Corp. (FON Group)          110,000                     7,631,250

                                                              59,514,876

TOTAL UTILITIES                                               62,427,322

TOTAL COMMON STOCKS                            741,310,706
(Cost $725,206,152)

CONVERTIBLE PREFERRED STOCKS
- 0.4%



MEDIA & LEISURE - 0.4%

BROADCASTING - 0.4%

Comcast Corp. $1.44 (Cost         35,000                      3,108,438
$3,169,201)

CASH EQUIVALENTS - 3.4%



Taxable Central Cash Fund,        26,786,335                  26,786,335
5.34% (b) (Cost $26,786,335)

TOTAL INVESTMENT PORTFOLIO -                                  771,205,479
98.3%
(Cost $755,161,688)

NET OTHER ASSETS - 1.7%                                       13,703,648

NET ASSETS - 100%                             $ 784,909,127

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $755,819,473. Net unrealized appreciation aggregated $15,386,006, of which $55,868,513 related to appreciated investment securities and $40,482,507 related to depreciated investment securities.

At November 30, 1999, the fund had a capital loss carryforward of approximately $11,880,000, all of which will expire on November 30, 2007.

The fund intends to elect to defer to its fiscal year ending November 30, 2000 approximately $7,608,000 of losses recognized during the period November 1, 1999 to November 30, 1999.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                         NOVEMBER 30, 1999

ASSETS

Investment in securities, at                 $ 771,205,479
value (cost $755,161,688) -
See accompanying schedule

Receivable for investments                    67,965,639
sold

Receivable for fund shares                    2,669,895
sold

Dividends receivable                          462,870

Interest receivable                           91,981

 TOTAL ASSETS                                 842,395,864

LIABILITIES

Payable for investments        $ 53,458,324
purchased

Accrued management fee          380,509

Distribution fees payable       486,526

Payable for fund shares         2,776,969
redeemed

Other payables and accrued      384,409
expenses

 TOTAL LIABILITIES                            57,486,737

NET ASSETS                                   $ 784,909,127

Net Assets consist of:

Paid in capital                              $ 789,011,548

Accumulated undistributed net                 (20,145,334)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   16,042,913
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                   $ 784,909,127

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                        NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $10.74
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($45,145,955 (divided by)
4,204,987 shares)

Maximum offering price per         $11.34
share (100/94.75 of $10.74)

CLASS T: NET ASSET VALUE and       $10.72
redemption price per share
($286,043,882 (divided by)
26,676,821 shares)

Maximum offering price per         $11.11
share (100/96.50 of $10.72)

CLASS B: NET ASSET VALUE and       $10.67
offering price per share
($271,503,622 (divided by)
25,439,114 shares) A

CLASS C: NET ASSET VALUE and       $10.68
offering price per share
($156,268,872 (divided by)
14,631,037 shares) A

INSTITUTIONAL CLASS: NET           $10.77
ASSET VALUE, offering price
and redemption price   per
share ($25,946,796 (divided
by) 2,408,828 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                          DECEMBER 28, 1998
                               (COMMENCEMENT OF OPERATIONS)
                                       TO NOVEMBER 30, 1999

INVESTMENT INCOME                               $ 4,670,001
Dividends

Interest                                         795,952

 TOTAL INCOME                                    5,465,953

EXPENSES

Management fee                   $ 2,368,705

Transfer agent fees               920,943

Distribution fees                 2,907,338

Accounting fees and expenses      177,460

Non-interested trustees'          973
compensation

Custodian fees and expenses       34,206

Registration fees                 472,561

Audit                             21,798

Legal                             2,872

Miscellaneous                     2,732

 Total expenses before            6,909,588
reductions

 Expense reductions               (72,254)       6,837,334

NET INVESTMENT INCOME (LOSS)                     (1,371,381)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (20,145,335)

 Foreign currency transactions    1,478          (20,143,857)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            16,043,791

 Assets and liabilities in        (878)          16,042,913
foreign currencies

NET GAIN (LOSS)                                  (4,100,944)

NET INCREASE (DECREASE) IN                      $ (5,472,325)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                              DECEMBER 28, 1998
                              (COMMENCEMENT OF OPERATIONS)
                              TO NOVEMBER 30, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (1,371,381)
income (loss)

 Net realized gain (loss)      (20,143,857)

 Change in net unrealized      16,042,913
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    (5,472,325)
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions - net       790,381,452
increase (decrease)

  TOTAL INCREASE (DECREASE)    784,909,127
IN NET ASSETS

NET ASSETS

 Beginning of period           -

 End of period                 784,909,127

FINANCIAL HIGHLIGHTS - CLASS A
PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .01

Net realized and unrealized       .73 G
gain (loss)

Total from investment             .74
operations

Net asset value, end of period   $ 10.74

TOTAL RETURN B, C                 7.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 45,146
(000 omitted)

Ratio of expenses to average      1.25% A
net assets

Ratio of expenses to average      1.23% A, F
net assets after expense
reductions

Ratio of net investment           .10% A
income to average net assets

Portfolio turnover                67% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

FINANCIAL HIGHLIGHTS - CLASS T

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.01)

Net realized and unrealized       .73 G
gain (loss)

Total from investment             .72
operations

Net asset value, end of period   $ 10.72

TOTAL RETURN B, C                 7.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 286,044
(000 omitted)

Ratio of expenses to average      1.46% A
net assets

Ratio of expenses to average      1.45% A, F
net assets after expense
reductions

Ratio of net investment           (.12)% A
income (loss) to average net
assets

Portfolio turnover                67% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

FINANCIAL HIGHLIGHTS - CLASS B

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)

Net realized and unrealized       .73 G
gain (loss)

Total from investment             .67
operations

Net asset value, end of period   $ 10.67

TOTAL RETURN B, C                 6.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 271,504
(000 omitted)

Ratio of expenses to average      1.97% A
net assets

Ratio of expenses to average      1.96% A, F
net assets after expense
reductions

Ratio of net investment           (.63)% A
income (loss) to average net
assets

Portfolio turnover                67% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

FINANCIAL HIGHLIGHTS - CLASS C

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)

Net realized and unrealized       .74 G
gain (loss)

Total from investment             .68
operations

Net asset value, end of period   $ 10.68

TOTAL RETURN B, C                 6.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 156,269
(000 omitted)

Ratio of expenses to average      1.96% A
net assets

Ratio of expenses to average      1.94% A, F
net assets after expense
reductions

Ratio of net investment           (.61)% A
income (loss) to average net
assets

Portfolio turnover                67% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .04

Net realized and unrealized       .73 G
gain (loss)

Total from investment             .77
operations

Net asset value, end of period   $ 10.77

TOTAL RETURN B, C                 7.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 25,947
(000 omitted)

Ratio of expenses to average      .95% A
net assets

Ratio of expenses to average      .93% A, F
net assets after expense
reductions

Ratio of net investment           .40% A
income to average net assets

Portfolio turnover                67% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.

C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

NOTES TO FINANCIAL STATEMENTS

For the period ended November 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Dividend Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund except for the cost of registering and qualifying shares of each class for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,014,723,804 and $266,203,115, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 53,004     $ 39

CLASS T    791,189      223

CLASS B    1,335,895    1,002,065

CLASS C    727,250      663,283

          $ 2,907,338  $ 1,665,610

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 501,519    $ 263,249

CLASS T    1,261,417    477,827

CLASS B    230,193      230,193

CLASS C    50,060       50,060

          $ 2,043,189  $ 1,021,329

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 54,122   .25 *

CLASS T                 349,761   .22 *

CLASS B                 313,670   .23 *

CLASS C                 159,391   .22 *

INSTITUTIONAL CLASS     43,999    .20 *

                       $ 920,943

* ANNUALIZED

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $71,565 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $71,553 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $701 under this arrangement.

6. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 13% of the total outstanding shares of the fund.

7. SHARE TRANSACTIONS.

Transactions for each class of shares for the period are as follows:

                            SHARES                     DOLLARS

                            PERIOD ENDED NOVEMBER 30,  PERIOD ENDED NOVEMBER 30,

                            1999 A                     1999 A



CLASS A Shares sold          4,960,844                 $ 53,691,700

Shares redeemed              (755,857)                  (8,269,214)

Net increase (decrease)      4,204,987                 $ 45,422,486

CLASS T Shares sold          32,245,131                $ 347,975,055

Shares redeemed              (5,568,310)                (59,903,456)

Net increase (decrease)      26,676,821                $ 288,071,599

CLASS B Shares sold          27,253,818                $ 292,988,178

Shares redeemed              (1,814,704)                (19,340,195)

Net increase (decrease)      25,439,114                $ 273,647,983

CLASS C Shares sold          16,009,272                $ 172,895,905

Shares redeemed              (1,378,235)                (14,817,694)

Net increase (decrease)      14,631,037                $ 158,078,211

INSTITUTIONAL CLASS Shares   3,322,683                 $ 34,793,729
sold

Shares redeemed              (913,855)                  (9,632,556)

Net increase (decrease)      2,408,828                 $ 25,161,173


A SHARE TRANSACTIONS FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund(a fund of Fidelity Advisor Series I) at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   January 12, 2000






INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Charles A. Mangum, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)

(2_FIDELITY_LOGOS)

FIDELITY(REGISTERED TRADEMARK) ADVISOR
(registered trademark)
GROWTH & INCOME
FUND - CLASS A, CLASS T, CLASS B AND CLASS C
ANNUAL REPORT
NOVEMBER 30, 1999

CONTENTS

PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     12  The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            15  A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   16  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          27  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets, as
                                  well as financial highlights.

NOTES                         36  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  45  The auditors' opinion.

DISTRIBUTIONS                 46


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500 SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR GROWTH & INCOME FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV GROWTH & INCOME      22.31%       88.47%
- CL A

FIDELITY ADV GROWTH & INCOME      15.27%       77.64%
- CL A  (INCL. 5.75% SALES
CHARGE)

S&P 500 (registered trademark)    20.90%       96.01%

Growth & Income Funds Average     13.48%       n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 894 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV GROWTH & INCOME     22.31%       24.27%
- CL A

FIDELITY ADV GROWTH & INCOME     15.27%       21.77%
- CL A  (INCL. 5.75% SALES
CHARGE)

S&P 500(registered trademark)    20.90%       25.95%

Growth & Income Funds Average    13.48%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Growth & Income -CL A    S&P 500
             00272                       SP001
  1996/12/31       9425.00                    10000.00
  1997/01/31       9632.35                    10624.80
  1997/02/28       9698.33                    10708.10
  1997/03/31       9264.28                    10268.10
  1997/04/30       9754.85                    10881.11
  1997/05/31      10292.59                    11543.55
  1997/06/30      10792.53                    12060.70
  1997/07/31      11680.88                    13020.37
  1997/08/31      11076.05                    12290.97
  1997/09/30      11643.08                    12964.15
  1997/10/31      11293.41                    12531.14
  1997/11/30      11784.84                    13111.21
  1997/12/31      12063.90                    13336.33
  1998/01/31      12121.48                    13483.83
  1998/02/28      12946.86                    14456.28
  1998/03/31      13609.30                    15196.59
  1998/04/30      13705.34                    15349.47
  1998/05/31      13618.90                    15085.61
  1998/06/30      14263.14                    15698.39
  1998/07/31      14330.47                    15531.20
  1998/08/31      12204.94                    13285.70
  1998/09/30      12753.01                    14136.78
  1998/10/31      13686.63                    15286.67
  1998/11/30      14524.00                    16213.19
  1998/12/31      15747.32                    17147.40
  1999/01/31      16277.37                    17864.50
  1999/02/28      15968.98                    17309.27
  1999/03/31      16662.87                    18001.82
  1999/04/30      17029.08                    18699.03
  1999/05/31      16470.12                    18257.54
  1999/06/30      17416.18                    19270.84
  1999/07/31      16875.55                    18669.20
  1999/08/31      16653.50                    18576.79
  1999/09/30      16276.99                    18067.60
  1999/10/31      17030.01                    19210.91
  1999/11/30      17763.73                    19601.47
IMATRL PRASUN   SHR__CHT 19991130 19991227 165715 R00000000000038

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class A on December 31, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $17,764 - a 77.64% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,601 - a 96.01% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during
a market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

* THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP VALUE FUNDS AVERAGE IS 12.16%; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE IS 24.72%.

FIDELITY ADVISOR GROWTH & INCOME FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV GROWTH & INCOME     22.05%       87.40%
- CL T

FIDELITY ADV GROWTH & INCOME     17.78%       80.84%
- CL T  (INCL. 3.50% SALES
CHARGE)

S&P 500                          20.90%       96.01%

Growth & Income Funds Average    13.48%       n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 894 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV GROWTH & INCOME     22.05%       24.03%
- CL T

FIDELITY ADV GROWTH & INCOME     17.78%       22.52%
- CL T  (INCL. 3.50% SALES
CHARGE)

S&P 500                          20.90%       25.95%

Growth & Income Funds Average    13.48%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Growth & Income -CL T    S&P 500
             00274                       SP001
  1996/12/31       9650.00                    10000.00
  1997/01/31       9852.65                    10624.80
  1997/02/28       9910.55                    10708.10
  1997/03/31       9456.48                    10268.10
  1997/04/30       9968.42                    10881.11
  1997/05/31      10509.34                    11543.55
  1997/06/30      11030.92                    12060.70
  1997/07/31      11930.02                    13020.37
  1997/08/31      11311.29                    12290.97
  1997/09/30      11891.35                    12964.15
  1997/10/31      11533.65                    12531.14
  1997/11/30      12046.04                    13111.21
  1997/12/31      12321.85                    13336.33
  1998/01/31      12380.76                    13483.83
  1998/02/28      13225.13                    14456.28
  1998/03/31      13902.81                    15196.59
  1998/04/30      14001.06                    15349.47
  1998/05/31      13902.81                    15085.61
  1998/06/30      14561.49                    15698.39
  1998/07/31      14630.32                    15531.20
  1998/08/31      12457.40                    13285.70
  1998/09/30      13008.00                    14136.78
  1998/10/31      13961.73                    15286.67
  1998/11/30      14817.13                    16213.19
  1998/12/31      16056.48                    17147.40
  1999/01/31      16587.76                    17864.50
  1999/02/28      16272.93                    17309.27
  1999/03/31      16991.14                    18001.82
  1999/04/30      17355.16                    18699.03
  1999/05/31      16784.53                    18257.54
  1999/06/30      17739.41                    19270.84
  1999/07/31      17188.13                    18669.20
  1999/08/31      16961.71                    18576.79
  1999/09/30      16567.94                    18067.60
  1999/10/31      17335.79                    19210.91
  1999/11/30      18083.96                    19601.47
IMATRL PRASUN   SHR__CHT 19991130 19991213 145917 R00000000000038

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $18,084 - an 80.84% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,601 - a 96.01% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during
a market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

* THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP VALUE FUNDS AVERAGE ARE 12.16%; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE IS 24.72%.

FIDELITY ADVISOR GROWTH & INCOME FUND - CLASS B

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV GROWTH & INCOME     21.43%       84.62%
- CL B

FIDELITY ADV GROWTH & INCOME     16.43%       81.62%
- CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                          20.90%       96.01%

Growth & Income Funds Average    13.48%       n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 894 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV GROWTH & INCOME     21.43%       23.39%
- CL B

FIDELITY ADV GROWTH & INCOME     16.43%       22.70%
- CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                          20.90%       25.95%

Growth & Income Funds Average    13.48%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Growth & Income -CL B    S&P 500
             00244                       SP001
  1996/12/31      10000.00                    10000.00
  1997/01/31      10210.00                    10624.80
  1997/02/28      10270.00                    10708.10
  1997/03/31       9799.46                    10268.10
  1997/04/30      10329.97                    10881.11
  1997/05/31      10880.50                    11543.55
  1997/06/30      11411.01                    12060.70
  1997/07/31      12331.90                    13020.37
  1997/08/31      11691.29                    12290.97
  1997/09/30      12281.86                    12964.15
  1997/10/31      11911.50                    12531.14
  1997/11/30      12421.99                    13111.21
  1997/12/31      12707.01                    13336.33
  1998/01/31      12757.76                    13483.83
  1998/02/28      13630.60                    14456.28
  1998/03/31      14320.76                    15196.59
  1998/04/30      14412.11                    15349.47
  1998/05/31      14310.61                    15085.61
  1998/06/30      14980.47                    15698.39
  1998/07/31      15041.37                    15531.20
  1998/08/31      12808.50                    13285.70
  1998/09/30      13366.72                    14136.78
  1998/10/31      14330.91                    15286.67
  1998/11/30      15203.76                    16213.19
  1998/12/31      16462.28                    17147.40
  1999/01/31      17010.34                    17864.50
  1999/02/28      16675.41                    17309.27
  1999/03/31      17406.17                    18001.82
  1999/04/30      17771.55                    18699.03
  1999/05/31      17182.88                    18257.54
  1999/06/30      18147.07                    19270.84
  1999/07/31      17578.71                    18669.20
  1999/08/31      17335.12                    18576.79
  1999/09/30      16929.15                    18067.60
  1999/10/31      17710.65                    19210.91
  1999/11/30      18162.00                    19601.47
IMATRL PRASUN   SHR__CHT 19991130 19991213 145636 R00000000000038

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class B on December 31, 1996, when the fund started. As the chart shows, by November 30, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $18,162 - an 81.62% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,601 - a 96.01% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during
a market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

* THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP VALUE FUNDS AVERAGE ARE 12.16%; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE IS 24.72%.

FIDELITY ADVISOR GROWTH & INCOME FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares 1.00% 12b-1 fee. Class C's contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV GROWTH & INCOME     21.43%       84.31%
- CL C

FIDELITY ADV GROWTH & INCOME     20.43%       84.31%
- CL C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                          20.90%       96.01%

Growth & Income Funds Average    13.48%       n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 894 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV GROWTH & INCOME     21.43%       23.32%
- CL C

FIDELITY ADV GROWTH & INCOME     20.43%       23.32%
- CL C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                          20.90%       25.95%

Growth & Income Funds Average    13.48%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Growth & Income -CL C    S&P 500
             00481                       SP001
  1996/12/31      10000.00                    10000.00
  1997/01/31      10210.00                    10624.80
  1997/02/28      10270.00                    10708.10
  1997/03/31       9799.46                    10268.10
  1997/04/30      10329.97                    10881.11
  1997/05/31      10880.50                    11543.55
  1997/06/30      11411.01                    12060.70
  1997/07/31      12331.90                    13020.37
  1997/08/31      11691.29                    12290.97
  1997/09/30      12281.86                    12964.15
  1997/10/31      11911.50                    12531.14
  1997/11/30      12421.24                    13111.21
  1997/12/31      12705.87                    13336.33
  1998/01/31      12756.53                    13483.83
  1998/02/28      13607.65                    14456.28
  1998/03/31      14296.64                    15196.59
  1998/04/30      14387.83                    15349.47
  1998/05/31      14276.38                    15085.61
  1998/06/30      14945.11                    15698.39
  1998/07/31      15005.90                    15531.20
  1998/08/31      12776.80                    13285.70
  1998/09/30      13334.07                    14136.78
  1998/10/31      14306.77                    15286.67
  1998/11/30      15178.15                    16213.19
  1998/12/31      16434.55                    17147.40
  1999/01/31      16981.69                    17864.50
  1999/02/28      16647.33                    17309.27
  1999/03/31      17366.72                    18001.82
  1999/04/30      17741.61                    18699.03
  1999/05/31      17153.94                    18257.54
  1999/06/30      18116.51                    19270.84
  1999/07/31      17549.10                    18669.20
  1999/08/31      17305.93                    18576.79
  1999/09/30      16900.63                    18067.60
  1999/10/31      17680.82                    19210.91
  1999/11/30      18430.61                    19601.47
IMATRL PRASUN   SHR__CHT 19991130 19991213 145823 R00000000000038

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class C on December 31, 1996, when the fund started. As the chart shows, by November 30, 1999, the value of the investment, would have grown to $18,431 - an 84.31% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,601 - a 96.01% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during
a market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

* THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP VALUE FUNDS AVERAGE ARE 12.16%; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE IS 24.72%.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Beth Terrana)

An interview with Beth Terrana, Portfolio Manager of Fidelity Advisor Growth & Income Fund

Q. HOW DID THE FUND PERFORM, BETH?

A. The fund performed very well during the period. For the 12 months ending November 30, 1999, the fund's Class A, Class T, Class B and Class C shares returned 22.31%, 22.05%, 21.43% and 21.43%, respectively. This outdistanced the Standard & Poor's 500 Index, which returned 20.90%, and also significantly outperformed the growth & income funds average tracked by Lipper Inc., which returned 13.48%.

Q. WHAT WERE SOME OF THE FACTORS BEHIND THE FUND'S OUTPERFORMANCE OF THE S&P 500 DURING THE PERIOD?

A. The fund outdistanced the S&P 500 because of strong stock selection across several sectors. The top contributors to performance, relative to the S&P 500, were the fund's telecommunication and financial holdings. The fund's telecommunication stocks were focused on three groups - wireless operators, equipment makers and infrastructure suppliers. In the U.S., we are approaching close to 30% cellular penetration in a number of markets, as a result of declining per minute pricing. When you look at the experience in foreign markets, once penetration hits 30%, cellular usage accelerated and quickly advanced to 50%, 60% and even 70%. Several fund holdings benefited from this growth in cellular penetration, including VoiceStream Wireless, Alltel and Qualcomm. MCI WorldCom also was a top contributor, as it benefited from increased data traffic over the Internet. In finance, both Citigroup and American Express were top performers during the period. American Express has a dominant global franchise, continued to deliver strong revenue growth and has an aggressive strategy to offer its financial and travel-related services on the Internet. Citigroup benefited from its unique combination of strong international brands and cost-cutting initiatives. Over the year, however, the overall fundamentals of the finance sector deteriorated. Revenue growth slowed, credit risk increased and many banks poorly integrated recent mergers. Consequently, underweighting the finance sector during the past year enhanced the fund's performance.

Q. WHICH STOCKS DID NOT PERFORM AS YOU HOPED?

A. Xerox was a disappointment. For the past three years, Xerox had the market for digital products largely to itself. Recently, Canon and Ricoh have developed strong competing products. In addition, Xerox has been slow to implement its announced sales force reorganization. These two factors left Xerox vulnerable to increased competition and earnings disappointments. The fund no longer held the stock at the end of the period. Several of the fund's consumer nondurables holdings, most notably Clorox, also detracted from returns. Clorox, along with many consumer nondurables companies, was hurt by increased competition, as well as by a slowdown in unit volumes.

Q. COMPARED TO A YEAR AGO, THE FUND'S TECHNOLOGY WEIGHTING INCREASED. WHAT PROMPTED THESE CHANGES?

A. For most of the past year, I underweighted technology because I have always been value-oriented and did not find many attractive valuations in the sector. I concluded that this underweighting was a mistake. Technology has done well for obvious reasons. In recent years, many tech companies have had among the highest earnings growth rates and the greatest improvements in return on capital. The market has been willing to pay a premium for this superior growth, with the expectation that earnings will continue to improve. Consequently, I increased the fund's technology weighting. As I compared various investment alternatives, I found a number of technology companies that I believe have the ability to continuously improve profitability and return on assets.

Q. THE HEALTH SECTOR, THE FUND'S SECOND-LARGEST INDUSTRY WEIGHTING, STRUGGLED THROUGHOUT MUCH OF 1999. WHY?

A. Concerns about the sustainability of earnings growth drove the sector down. After five years of enormous new product growth, the fundamentals of many pharmaceutical companies have slipped. It's important to remember, however, that the fund's sector positioning is a by-product of my stock selection process. I am a bottom-up, fundamental investor and build the fund one stock at a time.

Q. LOOKING AHEAD, WHAT AREAS OF THE MAR-
KET APPEAR PARTICULARLY INTERESTING TO YOU?

A. Although I primarily concentrate on U.S. companies, international stocks are one area of focus for me. When comparing the relative earnings growth rates between U.S. and foreign companies, many opportunities now exist overseas that may not have several years ago. In Europe, corporate restructuring has picked up, merger and acquisition activity has been heavy and the economy is improving. These three factors should drive better earnings growth and improve profitability going forward. In Japan, the economy is also improving and many companies finally seem to be serious about restructuring.

BETH TERRANA TALKS ABOUT
OPPORTUNITIES IN JAPAN:

"Japan appears to have many of the
conditions that helped propel the
U.S. market to dizzying heights over
the past few years - (1) improving
corporate earnings, (2) favorable
consumer demographics, and (3)
healthy capital markets activity.
First, if Japanese managements
remain committed to restructuring,
we could see the beginning of
long-term improvement in profitability
and earnings growth for Japanese
companies. Second, if even a modest
portion of Japanese consumer savings
is re-directed to the Japanese equity
market, the effect could be powerful.
Japanese households have among the
highest savings rates in the world,
close to 30% recently. In contrast,
according to the Federal Reserve
Board, the savings rate for U.S.
households is -1.3%. According to a
recent study by the Bank of Japan,
however, the average Japanese
household had only 9% of household
financial assets invested in equities
- compared to 43% for U.S.
households. Most Japanese
consumers' savings are invested in
`postal savings,' which are
government-sponsored savings
accounts with low returns. Daiwa
Securities Group of Japan estimates
that more than $100 trillion yen
(about $1 trillion in U.S. dollars) in
postal savings will mature by the end
of 2001 - and thus be available for
investing in the stock market.
Finally, more corporate asset sales,
spin-offs, and mergers and
acquisitions should fuel increased
capital markets activity and help
sustain a vibrant Japanese
market."

FUND FACTS

GOAL: seeks a high total
return through a combination
of current income and capital
appreciation

START DATE: December 31,
1996

SIZE: as of November 30,
1999, more than $2.0
billion

MANAGER: Beth Terrana, since
inception; joined Fidelity in
1983
(checkmark)

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

INVESTMENT CHANGES



TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                       MONTHS AGO

General Electric Co.            4.2                     3.5

Microsoft Corp.                 3.6                     2.7

Chase Manhattan Corp.           2.0                     1.8

Cisco Systems, Inc.             1.9                     0.9

Nokia AB sponsored ADR          1.9                     0.6

Citigroup, Inc.                 1.8                     2.1

Lucent Technologies, Inc.       1.8                     0.6

Schering-Plough Corp.           1.7                     1.0

Texas Instruments, Inc.         1.6                     0.8

American Express Co.            1.6                     2.0

                                22.1                    16.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                       MONTHS AGO

TECHNOLOGY                      25.3                    14.2

HEALTH                          12.0                    8.8

FINANCE                         10.6                    12.7

MEDIA & LEISURE                 10.6                    10.3

UTILITIES                       10.5                    8.3



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                            AS OF MAY 31, 1999 **

                            Stocks 97.7%                                                      Stocks 94.4%

                            Convertible  Securities 0.9%                                      Convertible  Securities 0.9%

                            Short-Term  Investments and                                       Short-Term  Investments and
                            Net Other Assets 1.4%                                             Net Other Assets 4.7%

* FOREIGN  INVESTMENTS                                    12.7%      ** FOREIGN  INVESTMENTS             4.2%


Row: 1, Col: 1, Value: 97.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.9
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.4
Row: 1, Col: 1, Value: 94.40000000000001
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.9
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.7

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 97.7%

                                 SHARES                  VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.6%

AEROSPACE & DEFENSE - 1.2%

Boeing Co.                        346,300                $ 14,133

British Aerospace PLC             114,616                 657

Textron, Inc.                     85,100                  6,047

United Technologies Corp.         58,500                  3,305

                                                          24,142

SHIP BUILDING & REPAIR - 0.4%

General Dynamics Corp.            170,200                 8,776

TOTAL AEROSPACE & DEFENSE                                 32,918

BASIC INDUSTRIES - 2.6%

CHEMICALS & PLASTICS - 1.0%

Lyondell Chemical Co.             5,600                   78

Monsanto Co.                      132,100                 5,573

Praxair, Inc.                     255,700                 11,411

Rohm & Haas Co.                   98,048                  3,591

                                                          20,653

IRON & STEEL - 0.2%

Nucor Corp.                       60,200                  3,036

METALS & MINING - 1.3%

Alcoa, Inc.                       380,900                 24,949

PACKAGING & CONTAINERS - 0.1%

Owens-Illinois, Inc. (a)          103,400                 2,475

PAPER & FOREST PRODUCTS - 0.0%

Champion International Corp.      9,300                   516

TOTAL BASIC INDUSTRIES                                    51,629

CONSTRUCTION & REAL ESTATE -
0.6%

BUILDING MATERIALS - 0.3%

Masco Corp.                       246,500                 6,224

ENGINEERING - 0.3%

Fluor Corp.                       123,100                 5,178

TOTAL CONSTRUCTION & REAL                                 11,402
ESTATE

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

DURABLES - 1.1%

AUTOS, TIRES, & ACCESSORIES -
0.3%

Danaher Corp.                     147,200                $ 7,231

CONSUMER DURABLES - 0.1%

Minnesota Mining &                22,000                  2,102
Manufacturing Co.

CONSUMER ELECTRONICS - 0.5%

Maytag Corp.                      29,000                  1,383

Sony Corp.                        43,600                  8,031

                                                          9,414

HOME FURNISHINGS - 0.1%

Leggett & Platt, Inc.             109,700                 2,352

TEXTILES & APPAREL - 0.1%

NIKE, Inc. Class B                27,000                  1,242

TOTAL DURABLES                                            22,341

ENERGY - 3.9%

ENERGY SERVICES - 0.5%

Halliburton Co.                   154,400                 5,973

Schlumberger Ltd.                 55,200                  3,315

                                                          9,288

OIL & GAS - 3.4%

BP Amoco PLC sponsored ADR        165,354                 10,076

Chevron Corp.                     51,500                  4,561

Exxon Corp.                       279,000                 22,128

Mobil Corp.                       117,300                 12,236

Royal Dutch Petroleum Co. (NY     323,000                 18,734
Registry Gilder 1.25)

USX-Marathon Group                60,000                  1,586

                                                          69,321

TOTAL ENERGY                                              78,609

FINANCE - 10.5%

BANKS - 3.4%

Bank of New York Co., Inc.        339,000                 13,518

Chase Manhattan Corp.             524,300                 40,502

Fuji Bank Ltd.                    396,000                 4,743

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

U.S. Bancorp                      217,600                $ 7,439

Wells Fargo & Co.                 36,200                  1,683

                                                          67,885

CREDIT & OTHER FINANCE - 3.6%

American Express Co.              207,600                 31,412

Associates First Capital          136,100                 4,525
Corp. Class A

Citigroup, Inc.                   693,525                 37,364

                                                          73,301

FEDERAL SPONSORED CREDIT - 1.1%

Fannie Mae                        180,600                 12,032

Freddie Mac                       201,400                 9,944

                                                          21,976

INSURANCE - 1.9%

AFLAC, Inc.                       142,300                 6,813

American International Group,     286,887                 29,621
Inc.

MBIA, Inc.                        38,300                  1,915

                                                          38,349

SECURITIES INDUSTRY - 0.5%

Nikko Securities Co. Ltd.         770,000                 9,585

TOTAL FINANCE                                             211,096

HEALTH - 12.0%

DRUGS & PHARMACEUTICALS - 9.4%

American Home Products Corp.      372,000                 19,344

Amgen, Inc. (a)                   390,000                 17,769

Biogen, Inc. (a)                  83,600                  6,108

Bristol-Myers Squibb Co.          379,500                 27,727

Elan Corp. PLC sponsored ADR      79,100                  2,165
(a)

Eli Lilly & Co.                   382,500                 27,444

Genentech, Inc.                   191,600                 16,454

Merck & Co., Inc.                 195,200                 15,323

Millennium Pharmaceuticals,       12,900                  1,256
Inc. (a)

Pfizer, Inc.                      39,700                  1,437

Schering-Plough Corp.             659,200                 33,702

Warner-Lambert Co.                226,200                 20,287

                                                          189,016

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- 2.6%

Abbott Laboratories               398,400                $ 15,139

Biomet, Inc.                      143,900                 4,560

Cardinal Health, Inc.             222,906                 11,661

Guidant Corp.                     101,800                 5,090

Johnson & Johnson                 132,500                 13,747

Medtronic, Inc.                   82,400                  3,203

                                                          53,400

TOTAL HEALTH                                              242,416

INDUSTRIAL MACHINERY &
EQUIPMENT - 8.5%

ELECTRICAL EQUIPMENT - 6.2%

ABB Ltd. (Sweden) (a)             70,679                  6,947

General Electric Co.              650,800                 84,607

Hutchison Whampoa Ltd.            950,000                 11,682

Koninklijke Philips               51,500                  6,154
Electronics NV (NY Shares)

L.M. Ericsson Telefon AB          150,300                 7,243
sponsored ADR

Mitsubishi Electric Corp.         1,394,000               8,280

Omnipoint Corp. (a)               2,900                   235

                                                          125,148

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.3%

Deere & Co.                       254,500                 10,928

Illinois Tool Works, Inc.         36,030                  2,333

Ingersoll-Rand Co.                129,850                 6,290

Parker-Hannifin Corp.             54,200                  2,551

Tyco International Ltd.           571,416                 22,892

                                                          44,994

TOTAL INDUSTRIAL MACHINERY &                              170,142
EQUIPMENT

MEDIA & LEISURE - 9.9%

BROADCASTING - 4.7%

CBS Corp. (a)                     376,900                 19,599

Clear Channel Communications,     174,400                 14,017
Inc. (a)

Comcast Corp. Class A             624,800                 28,233
(special)

Infinity Broadcasting Corp.       167,500                 6,103
Class A

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Time Warner, Inc.                 232,207                $ 14,324

USA Networks, Inc. (a)            292,700                 11,708

                                                          93,984

ENTERTAINMENT - 2.2%

Carnival Corp.                    211,300                 9,324

Fox Entertainment Group, Inc.     198,800                 4,572
Class A

News Corp. Ltd. sponsored:

ADR                               98,000                  3,357

ADR (preferred ltd. vtg.)         83,900                  2,596

Viacom, Inc. Class B              393,500                 19,577
(non-vtg.) (a)

Walt Disney Co.                   154,600                 4,309

                                                          43,735

LEISURE DURABLES & TOYS - 0.2%

Nintendo Co. Ltd.                 28,200                  4,702

PUBLISHING - 1.5%

McGraw-Hill Companies, Inc.       496,800                 28,162

Reader's Digest Association,      82,000                  2,378
Inc. Class A (non-vtg.)

                                                          30,540

RESTAURANTS - 1.3%

McDonald's Corp.                  423,900                 19,076

Starbucks Corp. (a)               247,200                 6,566

                                                          25,642

TOTAL MEDIA & LEISURE                                     198,603

NONDURABLES - 2.6%

BEVERAGES - 0.4%

Anheuser-Busch Companies,         101,900                 7,623
Inc.

FOODS - 0.3%

Flowers Industries, Inc.          75,600                  1,238

Keebler Foods Co. (a)             148,600                 4,096

                                                          5,334

HOUSEHOLD PRODUCTS - 1.4%

Avon Products, Inc.               75,700                  2,758

Clorox Co.                        323,140                 14,400

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

NONDURABLES - CONTINUED

HOUSEHOLD PRODUCTS - CONTINUED

Colgate-Palmolive Co.             148,200                $ 8,132

Procter & Gamble Co.              34,900                  3,769

                                                          29,059

TOBACCO - 0.5%

Philip Morris Companies, Inc.     380,900                 10,022

TOTAL NONDURABLES                                         52,038

RETAIL & WHOLESALE - 6.8%

APPAREL STORES - 0.8%

Abercrombie & Fitch Co. Class     352,900                 11,425
A (a)

Gap, Inc.                         73,000                  2,957

TJX Companies, Inc.               45,500                  1,192

                                                          15,574

DRUG STORES - 1.0%

CVS Corp.                         521,150                 20,683

GENERAL MERCHANDISE STORES -
2.8%

Cifra SA de CV Series V (a)       2,248,000               4,186

Costco Wholesale Corp. (a)        150,200                 13,771

Dayton Hudson Corp.               164,600                 11,615

Federated Department Stores,      54,100                  2,546
Inc. (a)

Kohls Corp. (a)                   7,200                   520

Nordstrom, Inc.                   156,170                 4,343

Wal-Mart Stores, Inc.             333,400                 19,212

                                                          56,193

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.2%

Home Depot, Inc.                  345,771                 27,338

Lowe's Companies, Inc.            36,700                  1,828

Staples, Inc. (a)                 468,900                 11,019

Tandy Corp.                       30,800                  2,360

Webvan Group, Inc.                55,500                  1,370

                                                          43,915

TOTAL RETAIL & WHOLESALE                                  136,365

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

SERVICES - 1.9%

ADVERTISING - 1.1%

DoubleClick, Inc. (a)             18,100                 $ 2,897

Omnicom Group, Inc.               219,000                 19,299

                                                          22,196

LEASING & RENTAL - 0.1%

Marubeni Corp.                    803,000                 3,125

SERVICES - 0.7%

Cendant Corp. (a)                 288,700                 4,782

Ecolab, Inc.                      230,850                 7,993

Gartner Group, Inc. Class B       75,454                  835
(a)

                                                          13,610

TOTAL SERVICES                                            38,931

TECHNOLOGY - 25.2%

COMMUNICATIONS EQUIPMENT - 6.7%

ADC Telecommunications, Inc.      121,100                 6,456
(a)

Cabletron Systems, Inc. (a)       116,200                 2,665

Cisco Systems, Inc. (a)           421,900                 37,628

Jabil Circuit, Inc. (a)           57,600                  3,683

Lucent Technologies, Inc.         500,780                 36,588

Marconi PLC                       267,300                 3,422

NEC Corp.                         222,000                 5,190

Nokia AB sponsored ADR            271,900                 37,573

Nortel Networks Corp.             16,200                  1,192

                                                          134,397

COMPUTER SERVICES & SOFTWARE
- 8.1%

Amazon.com, Inc. (a)              26,900                  2,288

America Online, Inc. (a)          256,200                 18,623

At Home Corp. Series A (a)        124,830                 6,054

Automatic Data Processing,        38,300                  1,891
Inc.

BEA Systems, Inc. (a)             9,272                   753

Computer Sciences Corp. (a)       68,800                  4,489

Electronic Data Systems Corp.     16,600                  1,068

Exodus Communications, Inc.       32,700                  3,525
(a)

First Data Corp.                  48,000                  2,076

IMS Health, Inc.                  323,000                 7,611

Inktomi Corp. (a)                 27,100                  3,498

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Intuit, Inc. (a)                  245,500                $ 12,275

Lycos, Inc. (a)                   29,000                  1,624

Microsoft Corp. (a)               790,000                 71,927

RealNetworks, Inc. (a)            13,500                  1,883

Unisys Corp. (a)                  449,918                 12,935

Yahoo!, Inc. (a)                  54,200                  11,531

                                                          164,051

COMPUTERS & OFFICE EQUIPMENT
- 5.7%

Comverse Technology, Inc. (a)     22,400                  2,708

Dell Computer Corp. (a)           408,100                 17,548

EMC Corp. (a)                     232,000                 19,387

Fujitsu Ltd.                      259,000                 9,190

Hewlett-Packard Co.               103,700                 9,839

Hitachi Ltd.                      390,000                 5,382

International Business            124,700                 12,852
Machines Corp.

Lexmark International Group,      78,000                  6,474
Inc. Class A (a)

Pitney Bowes, Inc.                190,600                 9,137

SCI Systems, Inc. (a)             36,800                  2,498

Sun Microsystems, Inc. (a)        146,700                 19,401

                                                          114,416

ELECTRONICS - 4.7%

Analog Devices, Inc. (a)          99,000                  5,686

Flextronics International         11,200                  929
Ltd. (a)

Intel Corp.                       42,300                  3,244

Motorola, Inc.                    236,300                 26,997

Samsung Electronics Co. Ltd.      34,400                  7,122

Sanmina Corp. (a)                 104,700                 10,064

Solectron Corp. (a)               90,100                  7,422

Texas Instruments, Inc.           337,500                 32,421

                                                          93,885

TOTAL TECHNOLOGY                                          506,749

TRANSPORTATION - 0.0%

RAILROADS - 0.0%

CSX Corp.                         4,600                   164

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

UTILITIES - 10.5%

CELLULAR - 6.7%

ALLTEL Corp.                      233,500                $ 20,198

China Telecom (Hong Kong)         2,588,700               13,607
Ltd. (a)

Mannesmann AG (Reg.)              66,300                  13,982

Nextel Communications, Inc.       150,100                 14,879
Class A (a)

QUALCOMM, Inc. (a)                26,300                  9,529

Sprint Corp. Series 1 - PCS       182,950                 16,786
Group

United States Cellular Corp.      43,300                  5,147
(a)

Vodafone AirTouch PLC             491,000                 23,169
sponsored ADR

VoiceStream Wireless Corp. (a)    148,800                 13,727

Western Wireless Corp. Class A    56,300                  3,297

                                                          134,321

ELECTRIC UTILITY - 0.9%

AES Corp. (a)                     154,800                 8,969

Illinova Corp.                    159,000                 5,108

PG&E Corp.                        60,900                  1,363

Unicom Corp.                      62,300                  1,990

                                                          17,430

GAS - 0.0%

Dynegy, Inc.                      41,500                  934

TELEPHONE SERVICES - 2.9%

AT&T Corp.                        118,159                 6,602

CenturyTel, Inc.                  81,400                  3,744

DDI Corp.                         633                     8,749

MCI WorldCom, Inc. (a)            335,926                 27,777

SBC Communications, Inc.          209,100                 10,860

                                                          57,732

TOTAL UTILITIES                                           210,417

TOTAL COMMON STOCKS                           1,963,820
(Cost $1,600,466)

CONVERTIBLE PREFERRED STOCKS
- 0.7%

                                 SHARES                  VALUE (NOTE 1) (000S)

MEDIA & LEISURE - 0.7%

BROADCASTING - 0.7%

Comcast Corp.:

$1.44                             43,600                 $ 3,872

$1.63                             22,200                  2,026

MediaOne Group, Inc.              72,500                  7,395
(Vodafone AirTouch PLC)
$3.63 PIES

(Cost $10,763)                                            13,293



CORPORATE BONDS - 0.2%

MOODY'S RATINGS (UNAUDITED)                 PRINCIPAL AMOUNT (000S)

CONVERTIBLE BONDS - 0.2%

FINANCE - 0.1%

CREDIT & OTHER FINANCE - 0.1%

Elan Finance Corp. Ltd.         Baa3        $ 4,800                           2,424
liquid yield option notes 0%
12/14/18 (c)

TECHNOLOGY - 0.1%

COMPUTERS & OFFICE EQUIPMENT
- 0.1%

EMC Corp. 3.25% 3/15/02         Ba2          262                              1,936

TOTAL CONVERTIBLE BONDS                                                       4,360

NONCONVERTIBLE BONDS - 0.0%

AEROSPACE & DEFENSE - 0.0%

British Aerospace PLC 7.45%     -      GBP   36                               57
11/30/03

TOTAL CORPORATE BONDS                                                 4,417
(Cost $3,125)



CASH EQUIVALENTS - 3.9%

                               SHARES                    VALUE (NOTE 1) (000S)

Central Cash Collateral Fund,   31,898,786               $ 31,899
5.69% (b)

Taxable Central Cash Fund,      47,494,761                47,495
5.34% (b)

TOTAL CASH EQUIVALENTS                       79,394
(Cost $79,394)

TOTAL INVESTMENT PORTFOLIO -                 2,060,924
102.5%
(Cost $1,693,748)

NET OTHER ASSETS - (2.5)%                    (50,156)

NET ASSETS - 100%                           $ 2,010,768


SECURITY TYPE ABBREVIATIONS

PIES                         -   Premium Income  Equity
                                 Securities

CURRENCY ABBREVIATIONS

GBP                          -   British pound

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,424,000 or 0.1% of net assets.
Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America    87.3%

Japan                       3.2

Finland                     1.9

United Kingdom              1.8

Hong Kong                   1.3

Netherlands                 1.2

Others (individually less     3.3
than 1%)

                            100.0%

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $1,697,998,000. Net unrealized appreciation aggregated $362,926,000, of which $413,925,000 related to appreciated investment securities and $50,999,000 related to depreciated investment securities.

At November 30, 1999, the fund had a capital loss carryforward of approximately $25,110,000 of which $13,634,000 and $11,476,000 will expire on November 30, 2006 and 2007, respectively.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS                     NOVEMBER
                                          30, 1999

ASSETS

Investment in securities, at             $ 2,060,924
value (cost $1,693,748) -
See accompanying schedule

Cash                                      9

Receivable for investments                6,305
sold

Receivable for fund shares                8,729
sold

Dividends receivable                      1,322

Interest receivable                       159

Other receivables                         12

 TOTAL ASSETS                             2,077,460

LIABILITIES

Payable for investments        $ 27,916
purchased

Payable for fund shares         4,379
redeemed

Accrued management fee          781

Distribution fees payable       1,046

Other payables and accrued      671
expenses

Collateral on securities        31,899
loaned, at value

 TOTAL LIABILITIES                        66,692

NET ASSETS                               $ 2,010,768

Net Assets consist of:

Paid in capital                          $ 1,679,229

Accumulated undistributed net             (35,639)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               367,178
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 2,010,768

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)                 NOVEMBER
                                    30, 1999

CALCULATION OF MAXIMUM             $18.40
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share    ($119,950
(divided by) 6,519 shares)

Maximum offering price per         $19.52
share (100/94.25 of $18.40)

CLASS T: NET ASSET VALUE and       $18.37
redemption price per share
 ($998,599 (divided by)
54,371 shares)

Maximum offering price per         $19.04
share (100/96.50 of $18.37)

CLASS B: NET ASSET VALUE and       $18.19
offering price per share
($507,721 (divided by)
27,918 shares) A

CLASS C: NET ASSET VALUE and       $18.19
offering price per share
($253,412 (divided by)
13,933 shares) A

INSTITUTIONAL CLASS: NET           $18.44
ASSET VALUE, offering price
and redemption price   per
share ($131,086 (divided by)
7,108 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                        YEAR
                                  ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                           $ 13,466
Dividends

Interest                                     4,309

Security lending                             25

 TOTAL INCOME                                17,800

EXPENSES

Management fee                   $ 6,845

Transfer agent fees               3,049

Distribution fees                 8,804

Accounting and security           481
lending fees

Non-interested trustees'          4
compensation

Custodian fees and expenses       59

Registration fees                 491

Audit                             30

Legal                             4

Miscellaneous                     6

 Total expenses before            19,773
reductions

 Expense reductions               (233)      19,540

NET INVESTMENT INCOME (LOSS)                 (1,740)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (15,481)

 Foreign currency transactions    (51)       (15,532)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            250,869

 Assets and liabilities in        1          250,870
foreign currencies

NET GAIN (LOSS)                              235,338

NET INCREASE (DECREASE) IN                  $ 233,598
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (1,740)                     $ 1,202
income (loss)

 Net realized gain (loss)       (15,532)                      (20,101)

 Change in net unrealized       250,870                       105,448
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     233,598                       86,549
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (228)                         (1,050)
From net investment income

 In excess of net investment    (292)                         -
income

 From net realized gain         -                             (3,581)

 Return of capital              (945)                         -

 TOTAL DISTRIBUTIONS            (1,465)                       (4,631)

Share transactions - net        1,028,815                     424,331
increase (decrease)

  TOTAL INCREASE (DECREASE)     1,260,948                     506,249
IN NET ASSETS

NET ASSETS

 Beginning of period            749,820                       243,571

 End of period (including      $ 2,010,768                   $ 749,820
undistributed net investment
income of $0 and $228,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A
YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.09   $ 12.47   $ 10.00
period

Income from Investment
Operations

Net investment income  D          .04       .06       .04

Net realized and unrealized       3.32      2.79      2.46
gain (loss)

Total from investment             3.36      2.85      2.50
operations

Less Distributions

From net investment income        (.01)     (.05)     (.03)

In excess of net investment       (.01)     -         -
income

From net realized gain            -         (.18)     -

Return of capital                 (.03)     -         -

Total distributions               (.05)     (.23)     (.03)

Net asset value, end of period   $ 18.40   $ 15.09   $ 12.47

TOTAL RETURN   B, C               22.31%    23.24%    25.04%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 120     $ 35      $ 7
millions)

Ratio of expenses to average      1.04%     1.12%     1.50% A, F
net assets

Ratio of expenses to average      1.03% G   1.11% G   1.50%  A
net assets after  expense
reductions

Ratio of net investment           .22%      .46%      .34% A
income to average net assets

Portfolio turnover                55%       54%       82% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1997.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.07   $ 12.46   $ 10.00
period

Income from Investment
Operations

Net investment income D           .00       .04       .03

Net realized and unrealized       3.32      2.78      2.45
gain (loss)

Total from investment             3.32      2.82      2.48
operations

Less Distributions

From net investment income        (.00)     (.03)     (.02)

In excess of net investment       (.01)     -         -
income

From net realized gain            -         (.18)     -

Return of capital                 (.01)     -         -

 Total distributions              (.02)     (.21)     (.02)

Net asset value, end of period   $ 18.37   $ 15.07   $ 12.46

TOTAL RETURN B, C                 22.05%    23.00%    24.83%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 999     $ 400     $ 133
millions)

Ratio of expenses to average      1.27%     1.31%     1.59% A
net assets

Ratio of expenses to average      1.25% F   1.30% F   1.59% A
net assets after  expense
reductions

Ratio of net investment           .00%      .27%      .24% A
income to average net assets

Portfolio turnover                55%       54%       82% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1997.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.98   $ 12.41   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.09)     (.03)     (.04)

Net realized and unrealized       3.30      2.77      2.46
gain (loss)

Total from investment             3.21      2.74      2.42
operations

Less Distributions

From net investment income        -         -         (.01)

From net realized gain            -         (.17)     -

Total distributions               -         (.17)     (.01)

Net asset value, end of period   $ 18.19   $ 14.98   $ 12.41

TOTAL RETURN B, C                 21.43%    22.39%    24.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 508     $ 158     $ 29
millions)

Ratio of expenses to average      1.78%     1.83%     2.25% A, F
net assets

Ratio of expenses to average      1.76% G   1.82% G   2.25% A
net assets after  expense
reductions

Ratio of net investment           (.51)%    (.25)%    (.42)% A
income (loss) to average net
assets

Portfolio turnover                55%       54%       82% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1997.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.98   $ 12.45   $ 12.22
period

Income from Investment
Operations

Net investment income (loss)      (.08)     (.04)     -
D

Net realized and unrealized       3.29      2.76      .23
gain (loss)

Total from investment             3.21      2.72      .23
operations

Less Distributions

From net investment income        -         (.01)     -

From net realized gain            -         (.18)     -

Total distributions               -         (.19)     -

Net asset value, end of period   $ 18.19   $ 14.98   $ 12.45

TOTAL RETURN B, C                 21.43%    22.20%    1.88%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 253     $ 60      $ 0.4
millions)

Ratio of expenses to average      1.76%     1.87%     2.24% A, F
net assets

Ratio of expenses to average      1.75% G   1.85% G   2.24% A
net assets after  expense
reductions

Ratio of net investment           (.50)%    (.27)%    .19% A
income (loss) to average net
assets

Portfolio turnover                55%       54%       82% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999     1998     1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.10  $ 12.47  $ 10.00
period

Income from Investment
Operations

Net investment income D           .09      .11      .07

Net realized and unrealized       3.33     2.79     2.45
gain (loss)

Total from investment             3.42     2.90     2.52
operations

Less Distributions

From net investment income        (.01)    (.09)    (.05)

In excess of net investment       (.02)    -        -
income

From net realized gain            -        (.18)    -

Return of capital                 (.05)    -        -

Total distributions               (.08)    (.27)    (.05)

Net asset value, end of period   $ 18.44  $ 15.10  $ 12.47

TOTAL RETURN B, C                 22.71%   23.69%   25.26%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 131    $ 97     $ 74
millions)

Ratio of expenses to average      .74%     .76%     1.19% A
net assets

Ratio of expenses to average      .72% F   .75% F   1.19% A
net assets after  expense
reductions

Ratio of net investment           .53%     .82%     .64% A
income to average net assets

Portfolio turnover                55%      54%      82% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF
INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1997.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Growth & Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. For the period ended November 30, 1999, the fund's distributions exceeded the aggregate amount of taxable

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

income and net realized gains resulting in a return of capital. This was due to reductions in taxable income available for distribution after certain distributions had been made. (The tax treatment of distributions for the 1999 calendar year will be reported to shareholders prior to February 1, 2000.)

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

2. OPERATING POLICIES - CONTINUED

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,805,758,000 and $744,492,000, respectively, of which U.S. government and government agency obligations aggregated $0 and $9,236,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .48% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN - CONTINUED

institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 202,000    $ 1,000

CLASS T    3,635,000    65,000

CLASS B    3,370,000    2,529,000

CLASS C    1,597,000    1,329,000

          $ 8,804,000  $ 3,924,000

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 1,094,000  $ 437,000

CLASS T     2,019,000    716,000

CLASS B     750,000      750,000*

CLASS C     73,000       73,000*

           $ 3,936,000  $ 1,976,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 193,000    .24

CLASS T                 1,548,000   .21

CLASS B                 761,000     .22

CLASS C                 337,000     .21

INSTITUTIONAL CLASS     210,000     .18

                       $ 3,049,000

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $83,000 for the period.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $14,217,000. The weighted average interest rate was 4.93%. Interest earned from the interfund lending program amounted to $4,000 and is included in interest income on the Statement of Operations.

6. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $30,070,000. The fund received cash collateral of $31,899,000 which was invested in cash equivalents.

7. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $223,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS A   $ 1,000

CLASS T    8,000

          $ 9,000

8. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

AMOUNTS IN THOUSANDS         YEARS ENDED NOVEMBER 30,

                             1999                      1998

FROM NET INVESTMENT INCOME

Class A                      $ 21                      $ 57

Class T                       122                       439

Class B                       -                         2

Class C                       -                         1

Institutional Class           85                        551

Total                        $ 228                     $ 1,050

IN EXCESS OF NET INVESTMENT
INCOME

Class A                      $ 28                      $ -

Class T                       156                       -

Class B                       -                         -

Class C                       -                         -

Institutional Class           108                       -

Total                        $ 292                     $ -

RETURN OF CAPITAL

Class A                      $ 151                     $ -

Class T                       449                       -

Institutional Class           345                       -

Total                        $ 945                     $ -

FROM NET REALIZED GAIN

Class A                      $ -                       $ 105

Class T                       -                         1,993

Class B                       -                         411

Class C                       -                         12

Institutional Class           -                         1,060

Total                        $ -                       $ 3,581

Total Distributions          $ 1,465                   $ 4,631

9. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

AMOUNTS IN THOUSANDS    SHARES                                            DOLLARS

                        YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,

                        1999                     1998                     1999                     1998



CLASS A Shares sold                               1,986                   $ 92,591                 $ 27,926
                         5,390

Reinvestment of
distributions            11                       11                       176                      145

Shares redeemed          (1,176)                  (263)                    (20,333)                 (3,668)

Net increase (decrease)  4,225                    1,734                   $ 72,434                 $ 24,403

CLASS T Shares sold      38,799                   19,561                  $ 667,872                $ 272,785

Reinvestment of
distributions            41                       187                      684                      2,329

Shares redeemed          (11,041)                 (3,889)                  (190,532)                (53,697)

Net increase (decrease)  27,799                   15,859                  $ 478,024                $ 221,417

CLASS B Shares sold      19,885                   8,867                   $ 340,104                $ 124,614

Reinvestment of
distributions            -                        28                       -                        336

Shares redeemed          (2,529)                  (655)                    (43,498)                 (8,961)

Net increase (decrease)  17,356                   8,240                   $ 296,606                $ 115,989

CLASS C Shares sold      11,186                   4,221                   $ 191,357                $ 59,143

Reinvestment of
distributions            -                        1                        -                        10

Shares redeemed          (1,236)                  (270)                    (21,381)                 (3,679)

Net increase (decrease)  9,950                    3,952                   $ 169,976                $ 55,474

INSTITUTIONAL CLASS
Shares                   2,418                    2,227                   $ 41,605                 $ 31,070
sold

Reinvestment of
distributions            26                       113                      422                      1,421

Shares redeemed          (1,763)                  (1,839)                  (30,252)                 (25,443)

Net increase (decrease)  681                      501                     $ 11,775                 $ 7,048


INDEPENDENT AUDITORS' REPORT

To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Growth & Income as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the two-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
   DELOITTE & TOUCHE LLP
   Boston, Massachusetts
   January 7, 2000

DISTRIBUTIONS

A total of 100%, 100%, 0% and 0% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane Jr., Vice President
Beth F. Terrana, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUND
Fidelity Advisor Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)

(2_FIDELITY_LOGOS)

FIDELITY(REGISTERED TRADEMARK) ADVISOR
(registered trademark)
GROWTH & INCOME
FUND - INSTITUTIONAL CLASS

ANNUAL REPORT

NOVEMBER 30, 1999

CONTENTS

PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     6   The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            9   A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   10  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          21  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets, as
                                  well as financial highlights.

NOTES                         30  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  39  The auditors' opinion.

DISTRIBUTIONS                 40


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500 SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR GROWTH & INCOME FUND - INSTITUTIONAL CLASS

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV GROWTH & INCOME      22.71%       90.13%
- INST CL

S&P 500 (registered trademark)    20.90%       96.01%

Growth & Income Funds Average     13.48%       n/a

CUMULATIVE TOTAL RETURNS show Institutional Class performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 894 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV GROWTH & INCOME   22.71%       24.64%
- INST CL

S&P 500                        20.90%       25.95%

Growth & Income Funds Average  13.48%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Growth & Income -CL I    S&P 500
             00276                       SP001
  1996/12/31      10000.00                    10000.00
  1997/01/31      10220.00                    10624.80
  1997/02/28      10290.00                    10708.10
  1997/03/31       9818.94                    10268.10
  1997/04/30      10349.96                    10881.11
  1997/05/31      10911.04                    11543.55
  1997/06/30      11452.03                    12060.70
  1997/07/31      12395.50                    13020.37
  1997/08/31      11753.14                    12290.97
  1997/09/30      12365.39                    12964.15
  1997/10/31      11993.72                    12531.14
  1997/11/30      12526.11                    13111.21
  1997/12/31      12823.00                    13336.33
  1998/01/31      12894.47                    13483.83
  1998/02/28      13772.48                    14456.28
  1998/03/31      14487.60                    15196.59
  1998/04/30      14600.07                    15349.47
  1998/05/31      14508.05                    15085.61
  1998/06/30      15194.27                    15698.39
  1998/07/31      15265.99                    15531.20
  1998/08/31      13011.95                    13285.70
  1998/09/30      13595.65                    14136.78
  1998/10/31      14590.95                    15286.67
  1998/11/30      15493.91                    16213.19
  1998/12/31      16798.58                    17147.40
  1999/01/31      17374.30                    17864.50
  1999/02/28      17045.32                    17309.27
  1999/03/31      17806.09                    18001.82
  1999/04/30      18196.75                    18699.03
  1999/05/31      17600.48                    18257.54
  1999/06/30      18621.11                    19270.84
  1999/07/31      18043.71                    18669.20
  1999/08/31      17806.57                    18576.79
  1999/09/30      17414.76                    18067.60
  1999/10/31      18229.31                    19210.91
  1999/11/30      19012.92                    19601.47
IMATRL PRASUN   SHR__CHT 19991130 19991213 145813 R00000000000038

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Institutional Class on December 31, 1996, when the fund started. As the chart shows, by November 30, 1999, the value of the investment would have grown to $19,013 - a 90.13% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,601- a 96.01% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during
a market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

* THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP VALUE FUNDS AVERAGE ARE 12.16%; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE IS 24.72%.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Beth Terrana)

An interview with Beth Terrana, Portfolio Manager of Fidelity Advisor Growth & Income Fund

Q. HOW DID THE FUND PERFORM, BETH?

A. The fund performed very well during the period. For the 12 months ending November 30, 1999, the fund's Institutional Class shares returned 22.71%. This outdistanced the Standard & Poor's 500 Index, which returned 20.90%, and also significantly outperformed the growth & income funds average tracked by Lipper Inc., which returned 13.48%.

Q. WHAT WERE SOME OF THE FACTORS BEHIND THE FUND'S OUTPERFORMANCE OF THE S&P 500 DURING THE PERIOD?

A. The fund outdistanced the S&P 500 because of strong stock selection across several sectors. The top contributors to performance, relative to the S&P 500, were the fund's telecommunication and financial holdings. The fund's telecommunication stocks were focused on three groups - wireless operators, equipment makers and infrastructure suppliers. In the U.S., we are approaching close to 30% cellular penetration in a number of markets, as a result of declining per minute pricing. When you look at the experience in foreign markets, once penetration hits 30%, cellular usage accelerated and quickly advanced to 50%, 60% and even 70%. Several fund holdings benefited from this growth in cellular penetration, including VoiceStream Wireless, Alltel and Qualcomm. MCI WorldCom also was a top contributor, as it benefited from increased data traffic over the Internet. In finance, both Citigroup and American Express were top performers during the period. American Express has a dominant global franchise, continued to deliver strong revenue growth and has an aggressive strategy to offer its financial and travel-related services on the Internet. Citigroup benefited from its unique combination of strong international brands and cost-cutting initiatives. Over the year, however, the overall fundamentals of the finance sector deteriorated. Revenue growth slowed, credit risk increased and many banks poorly integrated recent mergers. Consequently, underweighting the finance sector during the past year enhanced the fund's performance.

Q. WHICH STOCKS DID NOT PERFORM AS YOU HOPED?

A. Xerox was a disappointment. For the past three years, Xerox had the market for digital products largely to itself. Recently, Canon and Ricoh have developed strong competing products. In addition, Xerox has been slow to implement its announced sales force reorganization. These two factors left Xerox vulnerable to increased competition and earnings disappointments. The fund no longer held the stock at the end of the period. Several of the fund's consumer nondurables holdings, most notably Clorox, also detracted from returns. Clorox, along with many consumer nondurables companies, was hurt by increased competition, as well as by a slowdown in unit volumes.

Q. COMPARED TO A YEAR AGO, THE FUND'S TECHNOLOGY WEIGHTING INCREASED. WHAT PROMPTED THESE CHANGES?

A. For most of the past year, I underweighted technology because I have always been value-oriented and did not find many attractive valuations in the sector. I concluded that this underweighting was a mistake. Technology has done well for obvious reasons. In recent years, many tech companies have had among the highest earnings growth rates and the greatest improvements in return on capital. The market has been willing to pay a premium for this superior growth, with the expectation that earnings will continue to improve. Consequently, I increased the fund's technology weighting. As I compared various investment alternatives, I found a number of technology companies that I believe have the ability to continuously improve profitability and return on assets.

Q. THE HEALTH SECTOR, THE FUND'S SECOND-LARGEST INDUSTRY WEIGHTING, STRUGGLED THROUGHOUT MUCH OF 1999. WHY?

A. Concerns about the sustainability of earnings growth drove the sector down. After five years of enormous new product growth, the fundamentals of many pharmaceutical companies have slipped. It's important to remember, however, that the fund's sector positioning is a by-product of my stock selection process. I am a bottom-up, fundamental investor and build the fund one stock at a time.

Q. LOOKING AHEAD, WHAT AREAS OF THE MAR-
KET APPEAR PARTICULARLY INTERESTING TO YOU?

A. Although I primarily concentrate on U.S. companies, international stocks are one area of focus for me. When comparing the relative earnings growth rates between U.S. and foreign companies, many opportunities now exist overseas that may not have several years ago. In Europe, corporate restructuring has picked up, merger and acquisition activity has been heavy and the economy is improving. These three factors should drive better earnings growth and improve profitability going forward. In Japan, the economy is also improving and many companies finally seem to be serious about restructuring.

BETH TERRANA TALKS ABOUT
OPPORTUNITIES IN JAPAN:

"Japan appears to have many of the
conditions that helped propel the
U.S. market to dizzying heights over
the past few years - (1) improving
corporate earnings, (2) favorable
consumer demographics, and (3)
healthy capital markets activity.
First, if Japanese managements
remain committed to restructuring,
we could see the beginning of
long-term improvement in profitability
and earnings growth for Japanese
companies. Second, if even a modest
portion of Japanese consumer savings
is re-directed to the Japanese equity
market, the effect could be powerful.
Japanese households have among the
highest savings rates in the world,
close to 30% recently. In contrast,
according to the Federal Reserve
Board, the savings rate for U.S.
households is -1.3%. According to a
recent study by the Bank of Japan,
however, the average Japanese
household had only 9% of household
financial assets invested in equities
- compared to 43% for U.S.
households. Most Japanese
consumers' savings are invested in
`postal savings,' which are
government-sponsored savings
accounts with low returns. Daiwa
Securities Group of Japan estimates
that more than $100 trillion yen
(about $1 trillion in U.S. dollars) in
postal savings will mature by the end
of 2001 - and thus be available for
investing in the stock market.
Finally, more corporate asset sales,
spin-offs, and mergers and
acquisitions should fuel increased
capital markets activity and help
sustain a vibrant Japanese
market."

FUND FACTS

GOAL: seeks a high total
return through a combination
of current income and capital
appreciation

START DATE: December 31,
1996

SIZE: as of November 30,
1999, more than $2.0
billion

MANAGER: Beth Terrana, since
inception; joined Fidelity in
1983
(checkmark)

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

INVESTMENT CHANGES


TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                       MONTHS AGO

General Electric Co.            4.2                     3.5

Microsoft Corp.                 3.6                     2.7

Chase Manhattan Corp.           2.0                     1.8

Cisco Systems, Inc.             1.9                     0.9

Nokia AB sponsored ADR          1.9                     0.6

Citigroup, Inc.                 1.8                     2.1

Lucent Technologies, Inc.       1.8                     0.6

Schering-Plough Corp.           1.7                     1.0

Texas Instruments, Inc.         1.6                     0.8

American Express Co.            1.6                     2.0

                                22.1                    16.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                       MONTHS AGO

TECHNOLOGY                      25.3                    14.2

HEALTH                          12.0                    8.8

FINANCE                         10.6                    12.7

MEDIA & LEISURE                 10.6                    10.3

UTILITIES                       10.5                    8.3



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                            AS OF MAY 31, 1999 **

                            Stocks 97.7%                                                      Stocks 94.4%

                            Convertible  Securities 0.9%                                      Convertible  Securities 0.9%

                            Short-Term  Investments and                                       Short-Term  Investments and
                            Net Other Assets 1.4%                                             Net Other Assets 4.7%

* FOREIGN  INVESTMENTS                                    12.7%      ** FOREIGN  INVESTMENTS    4.2%


Row: 1, Col: 1, Value: 97.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.9
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.4
Row: 1, Col: 1, Value: 94.40000000000001
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.9
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.7

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 97.7%

                                 SHARES                  VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.6%

AEROSPACE & DEFENSE - 1.2%

Boeing Co.                        346,300                $ 14,133

British Aerospace PLC             114,616                 657

Textron, Inc.                     85,100                  6,047

United Technologies Corp.         58,500                  3,305

                                                          24,142

SHIP BUILDING & REPAIR - 0.4%

General Dynamics Corp.            170,200                 8,776

TOTAL AEROSPACE & DEFENSE                                 32,918

BASIC INDUSTRIES - 2.6%

CHEMICALS & PLASTICS - 1.0%

Lyondell Chemical Co.             5,600                   78

Monsanto Co.                      132,100                 5,573

Praxair, Inc.                     255,700                 11,411

Rohm & Haas Co.                   98,048                  3,591

                                                          20,653

IRON & STEEL - 0.2%

Nucor Corp.                       60,200                  3,036

METALS & MINING - 1.3%

Alcoa, Inc.                       380,900                 24,949

PACKAGING & CONTAINERS - 0.1%

Owens-Illinois, Inc. (a)          103,400                 2,475

PAPER & FOREST PRODUCTS - 0.0%

Champion International Corp.      9,300                   516

TOTAL BASIC INDUSTRIES                                    51,629

CONSTRUCTION & REAL ESTATE -
0.6%

BUILDING MATERIALS - 0.3%

Masco Corp.                       246,500                 6,224

ENGINEERING - 0.3%

Fluor Corp.                       123,100                 5,178

TOTAL CONSTRUCTION & REAL                                 11,402
ESTATE

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

DURABLES - 1.1%

AUTOS, TIRES, & ACCESSORIES -
0.3%

Danaher Corp.                     147,200                $ 7,231

CONSUMER DURABLES - 0.1%

Minnesota Mining &                22,000                  2,102
Manufacturing Co.

CONSUMER ELECTRONICS - 0.5%

Maytag Corp.                      29,000                  1,383

Sony Corp.                        43,600                  8,031

                                                          9,414

HOME FURNISHINGS - 0.1%

Leggett & Platt, Inc.             109,700                 2,352

TEXTILES & APPAREL - 0.1%

NIKE, Inc. Class B                27,000                  1,242

TOTAL DURABLES                                            22,341

ENERGY - 3.9%

ENERGY SERVICES - 0.5%

Halliburton Co.                   154,400                 5,973

Schlumberger Ltd.                 55,200                  3,315

                                                          9,288

OIL & GAS - 3.4%

BP Amoco PLC sponsored ADR        165,354                 10,076

Chevron Corp.                     51,500                  4,561

Exxon Corp.                       279,000                 22,128

Mobil Corp.                       117,300                 12,236

Royal Dutch Petroleum Co. (NY     323,000                 18,734
Registry Gilder 1.25)

USX-Marathon Group                60,000                  1,586

                                                          69,321

TOTAL ENERGY                                              78,609

FINANCE - 10.5%

BANKS - 3.4%

Bank of New York Co., Inc.        339,000                 13,518

Chase Manhattan Corp.             524,300                 40,502

Fuji Bank Ltd.                    396,000                 4,743

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

U.S. Bancorp                      217,600                $ 7,439

Wells Fargo & Co.                 36,200                  1,683

                                                          67,885

CREDIT & OTHER FINANCE - 3.6%

American Express Co.              207,600                 31,412

Associates First Capital          136,100                 4,525
Corp. Class A

Citigroup, Inc.                   693,525                 37,364

                                                          73,301

FEDERAL SPONSORED CREDIT - 1.1%

Fannie Mae                        180,600                 12,032

Freddie Mac                       201,400                 9,944

                                                          21,976

INSURANCE - 1.9%

AFLAC, Inc.                       142,300                 6,813

American International Group,     286,887                 29,621
Inc.

MBIA, Inc.                        38,300                  1,915

                                                          38,349

SECURITIES INDUSTRY - 0.5%

Nikko Securities Co. Ltd.         770,000                 9,585

TOTAL FINANCE                                             211,096

HEALTH - 12.0%

DRUGS & PHARMACEUTICALS - 9.4%

American Home Products Corp.      372,000                 19,344

Amgen, Inc. (a)                   390,000                 17,769

Biogen, Inc. (a)                  83,600                  6,108

Bristol-Myers Squibb Co.          379,500                 27,727

Elan Corp. PLC sponsored ADR      79,100                  2,165
(a)

Eli Lilly & Co.                   382,500                 27,444

Genentech, Inc.                   191,600                 16,454

Merck & Co., Inc.                 195,200                 15,323

Millennium Pharmaceuticals,       12,900                  1,256
Inc. (a)

Pfizer, Inc.                      39,700                  1,437

Schering-Plough Corp.             659,200                 33,702

Warner-Lambert Co.                226,200                 20,287

                                                          189,016

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- 2.6%

Abbott Laboratories               398,400                $ 15,139

Biomet, Inc.                      143,900                 4,560

Cardinal Health, Inc.             222,906                 11,661

Guidant Corp.                     101,800                 5,090

Johnson & Johnson                 132,500                 13,747

Medtronic, Inc.                   82,400                  3,203

                                                          53,400

TOTAL HEALTH                                              242,416

INDUSTRIAL MACHINERY &
EQUIPMENT - 8.5%

ELECTRICAL EQUIPMENT - 6.2%

ABB Ltd. (Sweden) (a)             70,679                  6,947

General Electric Co.              650,800                 84,607

Hutchison Whampoa Ltd.            950,000                 11,682

Koninklijke Philips               51,500                  6,154
Electronics NV (NY Shares)

L.M. Ericsson Telefon AB          150,300                 7,243
sponsored ADR

Mitsubishi Electric Corp.         1,394,000               8,280

Omnipoint Corp. (a)               2,900                   235

                                                          125,148

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.3%

Deere & Co.                       254,500                 10,928

Illinois Tool Works, Inc.         36,030                  2,333

Ingersoll-Rand Co.                129,850                 6,290

Parker-Hannifin Corp.             54,200                  2,551

Tyco International Ltd.           571,416                 22,892

                                                          44,994

TOTAL INDUSTRIAL MACHINERY &                              170,142
EQUIPMENT

MEDIA & LEISURE - 9.9%

BROADCASTING - 4.7%

CBS Corp. (a)                     376,900                 19,599

Clear Channel Communications,     174,400                 14,017
Inc. (a)

Comcast Corp. Class A             624,800                 28,233
(special)

Infinity Broadcasting Corp.       167,500                 6,103
Class A

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Time Warner, Inc.                 232,207                $ 14,324

USA Networks, Inc. (a)            292,700                 11,708

                                                          93,984

ENTERTAINMENT - 2.2%

Carnival Corp.                    211,300                 9,324

Fox Entertainment Group, Inc.     198,800                 4,572
Class A

News Corp. Ltd. sponsored:

ADR                               98,000                  3,357

ADR (preferred ltd. vtg.)         83,900                  2,596

Viacom, Inc. Class B              393,500                 19,577
(non-vtg.) (a)

Walt Disney Co.                   154,600                 4,309

                                                          43,735

LEISURE DURABLES & TOYS - 0.2%

Nintendo Co. Ltd.                 28,200                  4,702

PUBLISHING - 1.5%

McGraw-Hill Companies, Inc.       496,800                 28,162

Reader's Digest Association,      82,000                  2,378
Inc. Class A (non-vtg.)

                                                          30,540

RESTAURANTS - 1.3%

McDonald's Corp.                  423,900                 19,076

Starbucks Corp. (a)               247,200                 6,566

                                                          25,642

TOTAL MEDIA & LEISURE                                     198,603

NONDURABLES - 2.6%

BEVERAGES - 0.4%

Anheuser-Busch Companies,         101,900                 7,623
Inc.

FOODS - 0.3%

Flowers Industries, Inc.          75,600                  1,238

Keebler Foods Co. (a)             148,600                 4,096

                                                          5,334

HOUSEHOLD PRODUCTS - 1.4%

Avon Products, Inc.               75,700                  2,758

Clorox Co.                        323,140                 14,400

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

NONDURABLES - CONTINUED

HOUSEHOLD PRODUCTS - CONTINUED

Colgate-Palmolive Co.             148,200                $ 8,132

Procter & Gamble Co.              34,900                  3,769

                                                          29,059

TOBACCO - 0.5%

Philip Morris Companies, Inc.     380,900                 10,022

TOTAL NONDURABLES                                         52,038

RETAIL & WHOLESALE - 6.8%

APPAREL STORES - 0.8%

Abercrombie & Fitch Co. Class     352,900                 11,425
A (a)

Gap, Inc.                         73,000                  2,957

TJX Companies, Inc.               45,500                  1,192

                                                          15,574

DRUG STORES - 1.0%

CVS Corp.                         521,150                 20,683

GENERAL MERCHANDISE STORES -
2.8%

Cifra SA de CV Series V (a)       2,248,000               4,186

Costco Wholesale Corp. (a)        150,200                 13,771

Dayton Hudson Corp.               164,600                 11,615

Federated Department Stores,      54,100                  2,546
Inc. (a)

Kohls Corp. (a)                   7,200                   520

Nordstrom, Inc.                   156,170                 4,343

Wal-Mart Stores, Inc.             333,400                 19,212

                                                          56,193

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.2%

Home Depot, Inc.                  345,771                 27,338

Lowe's Companies, Inc.            36,700                  1,828

Staples, Inc. (a)                 468,900                 11,019

Tandy Corp.                       30,800                  2,360

Webvan Group, Inc.                55,500                  1,370

                                                          43,915

TOTAL RETAIL & WHOLESALE                                  136,365

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

SERVICES - 1.9%

ADVERTISING - 1.1%

DoubleClick, Inc. (a)             18,100                 $ 2,897

Omnicom Group, Inc.               219,000                 19,299

                                                          22,196

LEASING & RENTAL - 0.1%

Marubeni Corp.                    803,000                 3,125

SERVICES - 0.7%

Cendant Corp. (a)                 288,700                 4,782

Ecolab, Inc.                      230,850                 7,993

Gartner Group, Inc. Class B       75,454                  835
(a)

                                                          13,610

TOTAL SERVICES                                            38,931

TECHNOLOGY - 25.2%

COMMUNICATIONS EQUIPMENT - 6.7%

ADC Telecommunications, Inc.      121,100                 6,456
(a)

Cabletron Systems, Inc. (a)       116,200                 2,665

Cisco Systems, Inc. (a)           421,900                 37,628

Jabil Circuit, Inc. (a)           57,600                  3,683

Lucent Technologies, Inc.         500,780                 36,588

Marconi PLC                       267,300                 3,422

NEC Corp.                         222,000                 5,190

Nokia AB sponsored ADR            271,900                 37,573

Nortel Networks Corp.             16,200                  1,192

                                                          134,397

COMPUTER SERVICES & SOFTWARE
- 8.1%

Amazon.com, Inc. (a)              26,900                  2,288

America Online, Inc. (a)          256,200                 18,623

At Home Corp. Series A (a)        124,830                 6,054

Automatic Data Processing,        38,300                  1,891
Inc.

BEA Systems, Inc. (a)             9,272                   753

Computer Sciences Corp. (a)       68,800                  4,489

Electronic Data Systems Corp.     16,600                  1,068

Exodus Communications, Inc.       32,700                  3,525
(a)

First Data Corp.                  48,000                  2,076

IMS Health, Inc.                  323,000                 7,611

Inktomi Corp. (a)                 27,100                  3,498

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Intuit, Inc. (a)                  245,500                $ 12,275

Lycos, Inc. (a)                   29,000                  1,624

Microsoft Corp. (a)               790,000                 71,927

RealNetworks, Inc. (a)            13,500                  1,883

Unisys Corp. (a)                  449,918                 12,935

Yahoo!, Inc. (a)                  54,200                  11,531

                                                          164,051

COMPUTERS & OFFICE EQUIPMENT
- 5.7%

Comverse Technology, Inc. (a)     22,400                  2,708

Dell Computer Corp. (a)           408,100                 17,548

EMC Corp. (a)                     232,000                 19,387

Fujitsu Ltd.                      259,000                 9,190

Hewlett-Packard Co.               103,700                 9,839

Hitachi Ltd.                      390,000                 5,382

International Business            124,700                 12,852
Machines Corp.

Lexmark International Group,      78,000                  6,474
Inc. Class A (a)

Pitney Bowes, Inc.                190,600                 9,137

SCI Systems, Inc. (a)             36,800                  2,498

Sun Microsystems, Inc. (a)        146,700                 19,401

                                                          114,416

ELECTRONICS - 4.7%

Analog Devices, Inc. (a)          99,000                  5,686

Flextronics International         11,200                  929
Ltd. (a)

Intel Corp.                       42,300                  3,244

Motorola, Inc.                    236,300                 26,997

Samsung Electronics Co. Ltd.      34,400                  7,122

Sanmina Corp. (a)                 104,700                 10,064

Solectron Corp. (a)               90,100                  7,422

Texas Instruments, Inc.           337,500                 32,421

                                                          93,885

TOTAL TECHNOLOGY                                          506,749

TRANSPORTATION - 0.0%

RAILROADS - 0.0%

CSX Corp.                         4,600                   164

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

UTILITIES - 10.5%

CELLULAR - 6.7%

ALLTEL Corp.                      233,500                $ 20,198

China Telecom (Hong Kong)         2,588,700               13,607
Ltd. (a)

Mannesmann AG (Reg.)              66,300                  13,982

Nextel Communications, Inc.       150,100                 14,879
Class A (a)

QUALCOMM, Inc. (a)                26,300                  9,529

Sprint Corp. Series 1 - PCS       182,950                 16,786
Group

United States Cellular Corp.      43,300                  5,147
(a)

Vodafone AirTouch PLC             491,000                 23,169
sponsored ADR

VoiceStream Wireless Corp. (a)    148,800                 13,727

Western Wireless Corp. Class A    56,300                  3,297

                                                          134,321

ELECTRIC UTILITY - 0.9%

AES Corp. (a)                     154,800                 8,969

Illinova Corp.                    159,000                 5,108

PG&E Corp.                        60,900                  1,363

Unicom Corp.                      62,300                  1,990

                                                          17,430

GAS - 0.0%

Dynegy, Inc.                      41,500                  934

TELEPHONE SERVICES - 2.9%

AT&T Corp.                        118,159                 6,602

CenturyTel, Inc.                  81,400                  3,744

DDI Corp.                         633                     8,749

MCI WorldCom, Inc. (a)            335,926                 27,777

SBC Communications, Inc.          209,100                 10,860

                                                          57,732

TOTAL UTILITIES                                           210,417

TOTAL COMMON STOCKS                           1,963,820
(Cost $1,600,466)

CONVERTIBLE PREFERRED STOCKS
- 0.7%

                                 SHARES                  VALUE (NOTE 1) (000S)

MEDIA & LEISURE - 0.7%

BROADCASTING - 0.7%

Comcast Corp.:

$1.44                             43,600                 $ 3,872

$1.63                             22,200                  2,026

MediaOne Group, Inc.              72,500                  7,395
(Vodafone AirTouch PLC)
$3.63 PIES

(Cost $10,763)                                            13,293



CORPORATE BONDS - 0.2%

MOODY'S RATINGS (UNAUDITED)                 PRINCIPAL AMOUNT (000S)

CONVERTIBLE BONDS - 0.2%

FINANCE - 0.1%

CREDIT & OTHER FINANCE - 0.1%

Elan Finance Corp. Ltd.         Baa3        $ 4,800                           2,424
liquid yield option notes 0%
12/14/18 (c)

TECHNOLOGY - 0.1%

COMPUTERS & OFFICE EQUIPMENT
- 0.1%

EMC Corp. 3.25% 3/15/02         Ba2          262                              1,936

TOTAL CONVERTIBLE BONDS                                                       4,360

NONCONVERTIBLE BONDS - 0.0%

AEROSPACE & DEFENSE - 0.0%

British Aerospace PLC 7.45%     -      GBP   36                               57
11/30/03

TOTAL CORPORATE BONDS                                                 4,417
(Cost $3,125)



CASH EQUIVALENTS - 3.9%

                               SHARES                    VALUE (NOTE 1) (000S)

Central Cash Collateral Fund,   31,898,786               $ 31,899
5.69% (b)

Taxable Central Cash Fund,      47,494,761                47,495
5.34% (b)

TOTAL CASH EQUIVALENTS                       79,394
(Cost $79,394)

TOTAL INVESTMENT PORTFOLIO -                 2,060,924
102.5%
(Cost $1,693,748)

NET OTHER ASSETS - (2.5)%                    (50,156)

NET ASSETS - 100%                           $ 2,010,768


SECURITY TYPE ABBREVIATIONS

PIES                         -   Premium Income  Equity
                                 Securities

CURRENCY ABBREVIATIONS

GBP                          -   British pound

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,424,000 or 0.1% of net assets.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America    87.3%

Japan                       3.2

Finland                     1.9

United Kingdom              1.8

Hong Kong                   1.3

Netherlands                 1.2

Others (individually less     3.3
than 1%)

                            100.0%

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $1,697,998,000. Net unrealized appreciation aggregated $362,926,000, of which $413,925,000 related to appreciated investment securities and $50,999,000 related to depreciated investment securities.

At November 30, 1999, the fund had a capital loss carryforward of approximately $25,110,000 of which $13,634,000 and $11,476,000 will expire on November 30, 2006 and 2007, respectively.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS                       NOVEMBER
                                           30, 1999

ASSETS

Investment in securities, at             $ 2,060,924
value (cost $1,693,748) -
See accompanying schedule

Cash                                      9

Receivable for investments                6,305
sold

Receivable for fund shares                8,729
sold

Dividends receivable                      1,322

Interest receivable                       159

Other receivables                         12

 TOTAL ASSETS                             2,077,460

LIABILITIES

Payable for investments        $ 27,916
purchased

Payable for fund shares         4,379
redeemed

Accrued management fee          781

Distribution fees payable       1,046

Other payables and accrued      671
expenses

Collateral on securities        31,899
loaned, at value

 TOTAL LIABILITIES                        66,692

NET ASSETS                               $ 2,010,768

Net Assets consist of:

Paid in capital                          $ 1,679,229

Accumulated undistributed net             (35,639)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               367,178
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 2,010,768

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS) NOVEMBER
30, 1999

CALCULATION OF MAXIMUM             $18.40
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share    ($119,950
(divided by) 6,519 shares)

Maximum offering price per         $19.52
share (100/94.25 of $18.40)

CLASS T: NET ASSET VALUE and       $18.37
redemption price per share
 ($998,599 (divided by)
54,371 shares)

Maximum offering price per         $19.04
share (100/96.50 of $18.37)

CLASS B: NET ASSET VALUE and       $18.19
offering price per share
($507,721 (divided by)
27,918 shares) A

CLASS C: NET ASSET VALUE and       $18.19
offering price per share
($253,412 (divided by)
13,933 shares) A

INSTITUTIONAL CLASS: NET           $18.44
ASSET VALUE, offering price
and redemption price   per
share ($131,086 (divided by)
7,108 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                     YEAR
                                    ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                           $ 13,466
Dividends

Interest                                     4,309

Security lending                             25

 TOTAL INCOME                                17,800

EXPENSES

Management fee                   $ 6,845

Transfer agent fees               3,049

Distribution fees                 8,804

Accounting and security           481
lending fees

Non-interested trustees'          4
compensation

Custodian fees and expenses       59

Registration fees                 491

Audit                             30

Legal                             4

Miscellaneous                     6

 Total expenses before            19,773
reductions

 Expense reductions               (233)      19,540

NET INVESTMENT INCOME (LOSS)                 (1,740)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (15,481)

 Foreign currency transactions    (51)       (15,532)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            250,869

 Assets and liabilities in        1          250,870
foreign currencies

NET GAIN (LOSS)                              235,338

NET INCREASE (DECREASE) IN                  $ 233,598
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (1,740)                     $ 1,202
income (loss)

 Net realized gain (loss)       (15,532)                      (20,101)

 Change in net unrealized       250,870                       105,448
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     233,598                       86,549
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (228)                         (1,050)
From net investment income

 In excess of net investment    (292)                         -
income

 From net realized gain         -                             (3,581)

 Return of capital              (945)                         -

 TOTAL DISTRIBUTIONS            (1,465)                       (4,631)

Share transactions - net        1,028,815                     424,331
increase (decrease)

  TOTAL INCREASE (DECREASE)     1,260,948                     506,249
IN NET ASSETS

NET ASSETS

 Beginning of period            749,820                       243,571

 End of period (including      $ 2,010,768                   $ 749,820
undistributed net investment
income of $0 and $228,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A
YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.09   $ 12.47   $ 10.00
period

Income from Investment
Operations

Net investment income  D          .04       .06       .04

Net realized and unrealized       3.32      2.79      2.46
gain (loss)

Total from investment             3.36      2.85      2.50
operations

Less Distributions

From net investment income        (.01)     (.05)     (.03)

In excess of net investment       (.01)     -         -
income

From net realized gain            -         (.18)     -

Return of capital                 (.03)     -         -

Total distributions               (.05)     (.23)     (.03)

Net asset value, end of period   $ 18.40   $ 15.09   $ 12.47

TOTAL RETURN   B, C               22.31%    23.24%    25.04%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 120     $ 35      $ 7
millions)

Ratio of expenses to average      1.04%     1.12%     1.50% A, F
net assets

Ratio of expenses to average      1.03% G   1.11% G   1.50%  A
net assets after  expense
reductions

Ratio of net investment           .22%      .46%      .34% A
income to average net assets

Portfolio turnover                55%       54%       82% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1997.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.07   $ 12.46   $ 10.00
period

Income from Investment
Operations

Net investment income D           .00       .04       .03

Net realized and unrealized       3.32      2.78      2.45
gain (loss)

Total from investment             3.32      2.82      2.48
operations

Less Distributions

From net investment income        (.00)     (.03)     (.02)

In excess of net investment       (.01)     -         -
income

From net realized gain            -         (.18)     -

Return of capital                 (.01)     -         -

 Total distributions              (.02)     (.21)     (.02)

Net asset value, end of period   $ 18.37   $ 15.07   $ 12.46

TOTAL RETURN B, C                 22.05%    23.00%    24.83%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 999     $ 400     $ 133
millions)

Ratio of expenses to average      1.27%     1.31%     1.59% A
net assets

Ratio of expenses to average      1.25% F   1.30% F   1.59% A
net assets after  expense
reductions

Ratio of net investment           .00%      .27%      .24% A
income to average net assets

Portfolio turnover                55%       54%       82% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1997.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.98   $ 12.41   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.09)     (.03)     (.04)

Net realized and unrealized       3.30      2.77      2.46
gain (loss)

Total from investment             3.21      2.74      2.42
operations

Less Distributions

From net investment income        -         -         (.01)

From net realized gain            -         (.17)     -

Total distributions               -         (.17)     (.01)

Net asset value, end of period   $ 18.19   $ 14.98   $ 12.41

TOTAL RETURN B, C                 21.43%    22.39%    24.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 508     $ 158     $ 29
millions)

Ratio of expenses to average      1.78%     1.83%     2.25% A, F
net assets

Ratio of expenses to average      1.76% G   1.82% G   2.25% A
net assets after  expense
reductions

Ratio of net investment           (.51)%    (.25)%    (.42)% A
income (loss) to average net
assets

Portfolio turnover                55%       54%       82% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1997.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.98   $ 12.45   $ 12.22
period

Income from Investment
Operations

Net investment income (loss)      (.08)     (.04)     -
D

Net realized and unrealized       3.29      2.76      .23
gain (loss)

Total from investment             3.21      2.72      .23
operations

Less Distributions

From net investment income        -         (.01)     -

From net realized gain            -         (.18)     -

Total distributions               -         (.19)     -

Net asset value, end of period   $ 18.19   $ 14.98   $ 12.45

TOTAL RETURN B, C                 21.43%    22.20%    1.88%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 253     $ 60      $ 0.4
millions)

Ratio of expenses to average      1.76%     1.87%     2.24% A, F
net assets

Ratio of expenses to average      1.75% G   1.85% G   2.24% A
net assets after  expense
reductions

Ratio of net investment           (.50)%    (.27)%    .19% A
income (loss) to average net
assets

Portfolio turnover                55%       54%       82% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999     1998     1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.10  $ 12.47  $ 10.00
period

Income from Investment
Operations

Net investment income D           .09      .11      .07

Net realized and unrealized       3.33     2.79     2.45
gain (loss)

Total from investment             3.42     2.90     2.52
operations

Less Distributions

From net investment income        (.01)    (.09)    (.05)

In excess of net investment       (.02)    -        -
income

From net realized gain            -        (.18)    -

Return of capital                 (.05)    -        -

Total distributions               (.08)    (.27)    (.05)

Net asset value, end of period   $ 18.44  $ 15.10  $ 12.47

TOTAL RETURN B, C                 22.71%   23.69%   25.26%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 131    $ 97     $ 74
millions)

Ratio of expenses to average      .74%     .76%     1.19% A
net assets

Ratio of expenses to average      .72% F   .75% F   1.19% A
net assets after  expense
reductions

Ratio of net investment           .53%     .82%     .64% A
income to average net assets

Portfolio turnover                55%      54%      82% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF
INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1997.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Growth & Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. For the period ended November 30, 1999, the fund's distributions exceeded the aggregate amount of taxable

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

income and net realized gains resulting in a return of capital. This was due to reductions in taxable income available for distribution after certain distributions had been made. (The tax treatment of distributions for the 1999 calendar year will be reported to shareholders prior to February 1, 2000.)

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

2. OPERATING POLICIES - CONTINUED

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,805,758,000 and $744,492,000, respectively, of which U.S. government and government agency obligations aggregated $0 and $9,236,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .48% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN - CONTINUED

institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 202,000    $ 1,000

CLASS T    3,635,000    65,000

CLASS B    3,370,000    2,529,000

CLASS C    1,597,000    1,329,000

          $ 8,804,000  $ 3,924,000

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 1,094,000  $ 437,000

CLASS T     2,019,000    716,000

CLASS B     750,000      750,000*

CLASS C     73,000       73,000*

           $ 3,936,000  $ 1,976,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 193,000    .24

CLASS T                 1,548,000   .21

CLASS B                 761,000     .22

CLASS C                 337,000     .21

INSTITUTIONAL CLASS     210,000     .18

                       $ 3,049,000

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $83,000 for the period.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $14,217,000. The weighted average interest rate was 4.93%. Interest earned from the interfund lending program amounted to $4,000 and is included in interest income on the Statement of Operations.

6. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $30,070,000. The fund received cash collateral of $31,899,000 which was invested in cash equivalents.

7. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $223,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS A   $ 1,000

CLASS T    8,000

          $ 9,000

8. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

AMOUNTS IN THOUSANDS         YEARS ENDED NOVEMBER 30,

                             1999                      1998

FROM NET INVESTMENT INCOME

Class A                      $ 21                      $ 57

Class T                       122                       439

Class B                       -                         2

Class C                       -                         1

Institutional Class           85                        551

Total                        $ 228                     $ 1,050

IN EXCESS OF NET INVESTMENT
INCOME

Class A                      $ 28                      $ -

Class T                       156                       -

Class B                       -                         -

Class C                       -                         -

Institutional Class           108                       -

Total                        $ 292                     $ -

RETURN OF CAPITAL

Class A                      $ 151                     $ -

Class T                       449                       -

Institutional Class           345                       -

Total                        $ 945                     $ -

FROM NET REALIZED GAIN

Class A                      $ -                       $ 105

Class T                       -                         1,993

Class B                       -                         411

Class C                       -                         12

Institutional Class           -                         1,060

Total                        $ -                       $ 3,581

Total Distributions          $ 1,465                   $ 4,631

9. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

AMOUNTS IN THOUSANDS    SHARES                                            DOLLARS

                        YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,

                        1999                     1998                     1999                     1998



CLASS A Shares sold                               1,986                   $ 92,591                 $ 27,926
                         5,390

Reinvestment of
distributions            11                       11                       176                      145

Shares redeemed          (1,176)                  (263)                    (20,333)                 (3,668)

Net increase (decrease)  4,225                    1,734                   $ 72,434                 $ 24,403

CLASS T Shares sold      38,799                   19,561                  $ 667,872                $ 272,785

Reinvestment of
distributions            41                       187                      684                      2,329

Shares redeemed          (11,041)                 (3,889)                  (190,532)                (53,697)

Net increase (decrease)  27,799                   15,859                  $ 478,024                $ 221,417

CLASS B Shares sold      19,885                   8,867                   $ 340,104                $ 124,614

Reinvestment of
distributions            -                        28                       -                        336

Shares redeemed          (2,529)                  (655)                    (43,498)                 (8,961)

Net increase (decrease)  17,356                   8,240                   $ 296,606                $ 115,989

CLASS C Shares sold      11,186                   4,221                   $ 191,357                $ 59,143

Reinvestment of
distributions            -                        1                        -                        10

Shares redeemed          (1,236)                  (270)                    (21,381)                 (3,679)

Net increase (decrease)  9,950                    3,952                   $ 169,976                $ 55,474

INSTITUTIONAL CLASS
Shares                   2,418                    2,227                   $ 41,605                 $ 31,070
sold

Reinvestment of
distributions            26                       113                      422                      1,421

Shares redeemed          (1,763)                  (1,839)                  (30,252)                 (25,443)

Net increase (decrease)  681                      501                     $ 11,775                 $ 7,048


INDEPENDENT AUDITORS' REPORT

To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Growth & Income as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the two-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
   DELOITTE & TOUCHE LLP
   Boston, Massachusetts
   January 7, 2000

DISTRIBUTIONS

A total of 97% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.








INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane Jr., Vice President
Beth F. Terrana, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUND
Fidelity Advisor Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)


(2_FIDELITY_LOGOS)

FIDELITY(REGISTERED TRADEMARK) ADVISOR
(registered trademark)
BALANCED FUND -
CLASS A, CLASS T, CLASS B
AND CLASS C

ANNUAL REPORT

NOVEMBER 30, 1999

CONTENTS

PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     12  The managers' review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            15  A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   16  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          46  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets,  as
                                  well as financial highlights.

NOTES                         55  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  64  The auditors' opinion.

DISTRIBUTIONS                 65

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500 SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR BALANCED FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV BALANCED - CL A       5.65%        78.51%        191.60%

FIDELITY ADV BALANCED - CL A       -0.42%       68.25%        174.83%
(INCL. 5.75% SALES CHARGE)

Fidelity Balanced Composite        12.26%       144.46%       267.69%

 S&P 500 (registered trademark)    20.90%       236.51%       415.33%

 LB Aggregate Bond                 -0.04%       46.83%        111.49%

Balanced Funds Average             8.93%        108.48%       202.18%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Fidelity Balanced Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Class A's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 444 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30, 1999  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV BALANCED - CL A     5.65%        12.29%        11.30%

FIDELITY ADV BALANCED - CL A     -0.42%       10.97%        10.64%
(INCL. 5.75% SALES CHARGE)

Fidelity Balanced Composite      12.26%       19.58%        13.91%

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS

             FA Balanced -CL A           60 S&P/40 LB Agg            S&P 500                     LB Aggregate Bond
             00249                       F0021                       SP001                       LB001
  1989/11/30       9425.00                    10000.00                    10000.00                    10000.00
  1989/12/31       9518.15                    10154.80                    10240.00                    10027.00
  1990/01/31       9057.72                     9697.63                     9552.90                     9907.68
  1990/02/28       9081.53                     9785.10                     9676.13                     9939.38
  1990/03/31       9208.64                     9943.43                     9932.55                     9946.34
  1990/04/30       9088.11                     9757.68                     9684.23                     9854.83
  1990/05/31       9425.60                    10444.04                    10628.44                    10146.54
  1990/06/30       9465.59                    10468.69                    10556.17                    10309.90
  1990/07/31       9441.19                    10506.37                    10522.39                    10452.17
  1990/08/31       8863.82                     9880.19                     9571.17                    10312.11
  1990/09/30       8659.24                     9624.30                     9105.05                    10397.70
  1990/10/31       8576.85                     9648.36                     9065.90                    10529.76
  1990/11/30       8964.08                    10105.30                     9651.56                    10756.15
  1990/12/31       9238.03                    10337.52                     9920.84                    10923.94
  1991/01/31       9715.00                    10659.23                    10353.38                    11059.40
  1991/02/28      10284.00                    11152.75                    11093.65                    11153.40
  1991/03/31      10545.21                    11345.47                    11362.12                    11230.36
  1991/04/30      10748.00                    11410.82                    11389.39                    11351.65
  1991/05/31      11195.83                    11733.06                    11881.41                    11417.49
  1991/06/30      10966.37                    11408.29                    11337.24                    11411.78
  1991/07/31      11435.38                    11790.70                    11865.55                    11570.40
  1991/08/31      11725.32                    12060.23                    12146.77                    11820.32
  1991/09/30      11811.65                    12037.32                    11943.92                    12060.28
  1991/10/31      12155.76                    12187.54                    12103.97                    12194.15
  1991/11/30      11871.87                    11937.70                    11616.18                    12306.33
  1991/12/31      12423.44                    12898.92                    12945.07                    12671.83
  1992/01/31      12505.18                    12684.80                    12704.29                    12499.49
  1992/02/29      12768.54                    12816.72                    12869.44                    12580.74
  1992/03/31      12723.21                    12638.06                    12618.49                    12510.29
  1992/04/30      12823.97                    12897.39                    12989.47                    12600.36
  1992/05/31      13080.45                    13032.81                    13053.12                    12838.51
  1992/06/30      12961.51                    12988.24                    12858.63                    13015.68
  1992/07/31      13340.02                    13412.95                    13384.55                    13281.20
  1992/08/31      13340.02                    13302.16                    13110.16                    13415.34
  1992/09/30      13450.38                    13459.66                    13264.86                    13574.98
  1992/10/31      13403.87                    13416.32                    13311.29                    13394.44
  1992/11/30      13487.59                    13691.89                    13765.21                    13397.11
  1992/12/31      13566.35                    13880.02                    13934.52                    13610.13
  1993/01/31      13822.32                    14056.57                    14051.57                    13871.44
  1993/02/28      14117.66                    14269.67                    14242.67                    14114.19
  1993/03/31      14650.50                    14474.30                    14543.19                    14173.47
  1993/04/30      15067.39                    14304.66                    14191.25                    14272.69
  1993/05/31      15355.24                    14542.12                    14571.57                    14291.24
  1993/06/30      15256.37                    14672.70                    14613.83                    14549.91
  1993/07/31      15416.44                    14670.94                    14555.37                    14632.85
  1993/08/31      15976.67                    15107.26                    15107.02                    14888.92
  1993/09/30      15827.30                    15053.78                    14990.70                    14929.12
  1993/10/31      16039.00                    15263.02                    15301.01                    14984.36
  1993/11/30      15827.30                    15124.13                    15155.65                    14856.99
  1993/12/31      16232.82                    15266.60                    15339.03                    14937.22
  1994/01/31      16684.03                    15660.48                    15860.56                    15138.87
  1994/02/28      16390.22                    15296.84                    15430.73                    14875.46
  1994/03/31      15735.63                    14745.54                    14757.95                    14508.03
  1994/04/30      15608.73                    14811.60                    14946.86                    14391.97
  1994/05/31      15672.18                    14956.76                    15191.98                    14390.53
  1994/06/30      15374.75                    14723.73                    14819.78                    14358.87
  1994/07/31      15672.06                    15130.70                    15305.87                    14644.61
  1994/08/31      15863.18                    15510.17                    15933.41                    14662.19
  1994/09/30      15757.17                    15190.97                    15543.04                    14446.65
  1994/10/31      15608.22                    15390.58                    15892.76                    14433.65
  1994/11/30      15395.43                    15040.73                    15313.95                    14401.90
  1994/12/31      15406.07                    15216.07                    15541.05                    14501.27
  1995/01/31      15363.15                    15573.31                    15944.03                    14788.39
  1995/02/28      15631.36                    16085.71                    16565.37                    15140.36
  1995/03/31      15891.08                    16409.77                    17054.21                    15232.71
  1995/04/30      16064.16                    16791.62                    17556.46                    15445.97
  1995/05/31      16377.87                    17454.25                    18258.19                    16043.73
  1995/06/30      16574.49                    17748.50                    18682.33                    16160.85
  1995/07/31      16825.29                    18086.00                    19301.84                    16125.30
  1995/08/31      16868.91                    18200.78                    19350.28                    16320.41
  1995/09/30      17031.88                    18732.24                    20166.87                    16478.72
  1995/10/31      16833.84                    18789.52                    20094.87                    16692.94
  1995/11/30      17306.95                    19397.18                    20977.04                    16943.34
  1995/12/31      17572.47                    19729.95                    21381.05                    17180.55
  1996/01/31      17729.07                    20185.01                    22108.86                    17293.94
  1996/02/29      17438.24                    20156.79                    22313.81                    16993.02
  1996/03/31      17304.82                    20216.81                    22528.70                    16874.07
  1996/04/30      17282.29                    20350.33                    22860.77                    16779.58
  1996/05/31      17372.42                    20648.95                    23450.35                    16746.02
  1996/06/30      17474.29                    20806.83                    23539.69                    16970.41
  1996/07/31      17110.72                    20277.75                    22499.71                    17016.23
  1996/08/31      17247.06                    20520.56                    22974.23                    16987.31
  1996/09/30      17919.04                    21356.32                    24267.22                    17282.89
  1996/10/31      18389.09                    21899.37                    24936.51                    17666.57
  1996/11/30      19375.04                    23042.38                    26821.46                    17968.66
  1996/12/31      19031.95                    22682.79                    26290.13                    17801.56
  1997/01/31      19683.41                    23561.24                    27932.73                    17856.74
  1997/02/28      19985.87                    23695.64                    28151.73                    17901.38
  1997/03/31      19294.28                    23006.24                    26994.97                    17702.68
  1997/04/30      20091.37                    23968.36                    28606.57                    17968.22
  1997/05/31      20900.18                    24934.95                    30348.14                    18138.91
  1997/06/30      21696.44                    25723.90                    31707.74                    18354.77
  1997/07/31      22863.80                    27229.82                    34230.72                    18850.35
  1997/08/31      21849.73                    26221.99                    32313.12                    18690.12
  1997/09/30      22734.68                    27238.93                    34082.90                    18966.73
  1997/10/31      22248.19                    26851.05                    32944.54                    19241.75
  1997/11/30      22782.15                    27646.22                    34469.54                    19330.26
  1997/12/31      23237.52                    28042.72                    35061.38                    19525.50
  1998/01/31      23454.94                    28372.39                    35449.16                    19775.42
  1998/02/28      24324.58                    29591.04                    38005.75                    19759.60
  1998/03/31      25171.45                    30540.50                    39952.03                    19826.79
  1998/04/30      25338.91                    30788.37                    40353.94                    19929.89
  1998/05/31      25300.27                    30587.81                    39660.26                    20119.22
  1998/06/30      25857.42                    31437.09                    41271.26                    20289.90
  1998/07/31      25805.52                    31262.89                    40831.72                    20332.95
  1998/08/31      23119.88                    28754.44                    34928.27                    20663.90
  1998/09/30      24340.36                    30128.92                    37165.78                    21147.68
  1998/10/31      25150.39                    31535.75                    40188.84                    21036.11
  1998/11/30      26012.69                    32754.02                    42624.69                    21155.24
  1998/12/31      26850.92                    33925.79                    45080.72                    21218.86
  1999/01/31      27167.77                    34873.99                    46966.00                    21370.42
  1999/02/28      26661.98                    33980.10                    45506.29                    20997.30
  1999/03/31      27369.35                    34871.24                    47327.00                    21113.80
  1999/04/30      28343.71                    35725.79                    49159.97                    21180.72
  1999/05/31      27645.66                    35093.94                    47999.31                    20994.33
  1999/06/30      28246.55                    36217.74                    50663.27                    20927.29
  1999/07/31      27587.27                    35478.47                    49081.56                    20839.39
  1999/08/31      27250.30                    35365.89                    48838.61                    20828.81
  1999/09/30      26745.92                    34948.42                    47499.94                    21070.51
  1999/10/31      27483.13                    36326.91                    50505.74                    21148.25
  1999/11/30      27483.13                    36769.02                    51532.52                    21149.00
IMATRL PRASUN   SHR__CHT 19991130 19991215 153614 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class A on November 30, 1989, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $27,483 - a 174.83% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $51,533 - a 415.33% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,149 - a 111.49% increase. You can also look at how the Fidelity Balanced Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $36,769 - a 267.69% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

FIDELITY ADVISOR BALANCED FUND - CLASS T

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV BALANCED - CL T     5.30%        78.33%        191.29%

FIDELITY ADV BALANCED - CL T     1.61%        72.09%        181.10%
(INCL. 3.50% SALES CHARGE)

Fidelity Balanced Composite      12.26%       144.46%       267.69%

 S&P 500                         20.90%       236.51%       415.33%

 LB Aggregate Bond               -0.04%       46.83%        111.49%

Balanced Funds Average           8.93%        108.48%       202.18%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Fidelity Balanced Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Class T's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 444 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV BALANCED - CL T   5.30%        12.27%        11.28%

FIDELITY ADV BALANCED - CL T   1.61%        11.47%        10.89%
(INCL. 3.50% SALES CHARGE)

Fidelity Balanced Composite    12.26%       19.58%        13.91%

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS

             FA Balanced -CL T           60 S&P/40 LB Agg            S&P 500                     LB Aggregate Bond
             00170                       F0021                       SP001                       LB001
  1989/11/30       9650.00                    10000.00                    10000.00                    10000.00
  1989/12/31       9745.37                    10154.80                    10240.00                    10027.00
  1990/01/31       9273.95                     9697.63                     9552.90                     9907.68
  1990/02/28       9298.33                     9785.10                     9676.13                     9939.38
  1990/03/31       9428.48                     9943.43                     9932.55                     9946.34
  1990/04/30       9305.07                     9757.68                     9684.23                     9854.83
  1990/05/31       9650.62                    10444.04                    10628.44                    10146.54
  1990/06/30       9691.56                    10468.69                    10556.17                    10309.90
  1990/07/31       9666.58                    10506.37                    10522.39                    10452.17
  1990/08/31       9075.43                     9880.19                     9571.17                    10312.11
  1990/09/30       8865.96                     9624.30                     9105.05                    10397.70
  1990/10/31       8781.60                     9648.36                     9065.90                    10529.76
  1990/11/30       9178.08                    10105.30                     9651.56                    10756.15
  1990/12/31       9458.57                    10337.52                     9920.84                    10923.94
  1991/01/31       9946.92                    10659.23                    10353.38                    11059.40
  1991/02/28      10529.51                    11152.75                    11093.65                    11153.40
  1991/03/31      10796.95                    11345.47                    11362.12                    11230.36
  1991/04/30      11004.58                    11410.82                    11389.39                    11351.65
  1991/05/31      11463.11                    11733.06                    11881.41                    11417.49
  1991/06/30      11228.17                    11408.29                    11337.24                    11411.78
  1991/07/31      11708.38                    11790.70                    11865.55                    11570.40
  1991/08/31      12005.23                    12060.23                    12146.77                    11820.32
  1991/09/30      12093.62                    12037.32                    11943.92                    12060.28
  1991/10/31      12445.95                    12187.54                    12103.97                    12194.15
  1991/11/30      12155.28                    11937.70                    11616.18                    12306.33
  1991/12/31      12720.02                    12898.92                    12945.07                    12671.83
  1992/01/31      12803.71                    12684.80                    12704.29                    12499.49
  1992/02/29      13073.36                    12816.72                    12869.44                    12580.74
  1992/03/31      13026.95                    12638.06                    12618.49                    12510.29
  1992/04/30      13130.11                    12897.39                    12989.47                    12600.36
  1992/05/31      13392.71                    13032.81                    13053.12                    12838.51
  1992/06/30      13270.94                    12988.24                    12858.63                    13015.68
  1992/07/31      13658.48                    13412.95                    13384.55                    13281.20
  1992/08/31      13658.48                    13302.16                    13110.16                    13415.34
  1992/09/30      13771.48                    13459.66                    13264.86                    13574.98
  1992/10/31      13723.86                    13416.32                    13311.29                    13394.44
  1992/11/30      13809.57                    13691.89                    13765.21                    13397.11
  1992/12/31      13890.21                    13880.02                    13934.52                    13610.13
  1993/01/31      14152.29                    14056.57                    14051.57                    13871.44
  1993/02/28      14454.69                    14269.67                    14242.67                    14114.19
  1993/03/31      15000.25                    14474.30                    14543.19                    14173.47
  1993/04/30      15427.09                    14304.66                    14191.25                    14272.69
  1993/05/31      15721.81                    14542.12                    14571.57                    14291.24
  1993/06/30      15620.58                    14672.70                    14613.83                    14549.91
  1993/07/31      15784.47                    14670.94                    14555.37                    14632.85
  1993/08/31      16358.08                    15107.26                    15107.02                    14888.92
  1993/09/30      16205.14                    15053.78                    14990.70                    14929.12
  1993/10/31      16421.90                    15263.02                    15301.01                    14984.36
  1993/11/30      16205.14                    15124.13                    15155.65                    14856.99
  1993/12/31      16620.35                    15266.60                    15339.03                    14937.22
  1994/01/31      17082.32                    15660.48                    15860.56                    15138.87
  1994/02/28      16781.50                    15296.84                    15430.73                    14875.46
  1994/03/31      16111.29                    14745.54                    14757.95                    14508.03
  1994/04/30      15981.36                    14811.60                    14946.86                    14391.97
  1994/05/31      16046.32                    14956.76                    15191.98                    14390.53
  1994/06/30      15741.79                    14723.73                    14819.78                    14358.87
  1994/07/31      16046.19                    15130.70                    15305.87                    14644.61
  1994/08/31      16241.87                    15510.17                    15933.41                    14662.19
  1994/09/30      16133.34                    15190.97                    15543.04                    14446.65
  1994/10/31      15980.83                    15390.58                    15892.76                    14433.65
  1994/11/30      15762.96                    15040.73                    15313.95                    14401.90
  1994/12/31      15773.85                    15216.07                    15541.05                    14501.27
  1995/01/31      15729.91                    15573.31                    15944.03                    14788.39
  1995/02/28      16004.53                    16085.71                    16565.37                    15140.36
  1995/03/31      16270.44                    16409.77                    17054.21                    15232.71
  1995/04/30      16447.65                    16791.62                    17556.46                    15445.97
  1995/05/31      16768.85                    17454.25                    18258.19                    16043.73
  1995/06/30      16970.17                    17748.50                    18682.33                    16160.85
  1995/07/31      17226.96                    18086.00                    19301.84                    16125.30
  1995/08/31      17271.61                    18200.78                    19350.28                    16320.41
  1995/09/30      17438.48                    18732.24                    20166.87                    16478.72
  1995/10/31      17235.71                    18789.52                    20094.87                    16692.94
  1995/11/30      17720.11                    19397.18                    20977.04                    16943.34
  1995/12/31      17991.97                    19729.95                    21381.05                    17180.55
  1996/01/31      18152.31                    20185.01                    22108.86                    17293.94
  1996/02/29      17854.54                    20156.79                    22313.81                    16993.02
  1996/03/31      17717.94                    20216.81                    22528.70                    16874.07
  1996/04/30      17694.87                    20350.33                    22860.77                    16779.58
  1996/05/31      17787.15                    20648.95                    23450.35                    16746.02
  1996/06/30      17891.45                    20806.83                    23539.69                    16970.41
  1996/07/31      17519.20                    20277.75                    22499.71                    17016.23
  1996/08/31      17658.79                    20520.56                    22974.23                    16987.31
  1996/09/30      18346.49                    21356.32                    24267.22                    17282.89
  1996/10/31      18838.85                    21899.37                    24936.51                    17666.57
  1996/11/30      19847.03                    23042.38                    26821.46                    17968.66
  1996/12/31      19508.00                    22682.79                    26290.13                    17801.56
  1997/01/31      20174.94                    23561.24                    27932.73                    17856.74
  1997/02/28      20484.59                    23695.64                    28151.73                    17901.38
  1997/03/31      19776.15                    23006.24                    26994.97                    17702.68
  1997/04/30      20604.66                    23968.36                    28606.57                    17968.22
  1997/05/31      21433.17                    24934.95                    30348.14                    18138.91
  1997/06/30      22260.82                    25723.90                    31707.74                    18354.77
  1997/07/31      23469.34                    27229.82                    34230.72                    18850.35
  1997/08/31      22430.02                    26221.99                    32313.12                    18690.12
  1997/09/30      23349.23                    27238.93                    34082.90                    18966.73
  1997/10/31      22862.53                    26851.05                    32944.54                    19241.75
  1997/11/30      23397.90                    27646.22                    34469.54                    19330.26
  1997/12/31      23864.86                    28042.72                    35061.38                    19525.50
  1998/01/31      24087.78                    28372.39                    35449.16                    19775.42
  1998/02/28      24966.32                    29591.04                    38005.75                    19759.60
  1998/03/31      25847.60                    30540.50                    39952.03                    19826.79
  1998/04/30      26019.22                    30788.37                    40353.94                    19929.89
  1998/05/31      25979.61                    30587.81                    39660.26                    20119.22
  1998/06/30      26537.12                    31437.09                    41271.26                    20289.90
  1998/07/31      26483.96                    31262.89                    40831.72                    20332.95
  1998/08/31      23733.25                    28754.44                    34928.27                    20663.90
  1998/09/30      24983.22                    30128.92                    37165.78                    21147.68
  1998/10/31      25812.43                    31535.75                    40188.84                    21036.11
  1998/11/30      26695.13                    32754.02                    42624.69                    21155.24
  1998/12/31      27552.60                    33925.79                    45080.72                    21218.86
  1999/01/31      27876.69                    34873.99                    46966.00                    21370.42
  1999/02/28      27344.57                    33980.10                    45506.29                    20997.30
  1999/03/31      28038.33                    34871.24                    47327.00                    21113.80
  1999/04/30      29019.52                    35725.79                    49159.97                    21180.72
  1999/05/31      28320.80                    35093.94                    47999.31                    20994.33
  1999/06/30      28934.83                    36217.74                    50663.27                    20927.29
  1999/07/31      28246.26                    35478.47                    49081.56                    20839.39
  1999/08/31      27901.98                    35365.89                    48838.61                    20828.81
  1999/09/30      27372.21                    34948.42                    47499.94                    21070.51
  1999/10/31      28125.02                    36326.91                    50505.74                    21148.25
  1999/11/30      28109.97                    36769.02                    51532.52                    21149.00
IMATRL PRASUN   SHR__CHT 19991130 19991215 160503 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class T on November 30, 1989, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $28,110 - a 181.10% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $51,533 - a 415.33% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,149 - a 111.49% increase. You can also look at how the Fidelity Balanced Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $36,769 - a 267.69% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

FIDELITY ADVISOR BALANCED FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on December 31, 1996. Class B shares bear a 1.00% 12b-1 fee. Returns prior to December 31, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2% and 0%, respectively.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV BALANCED - CL B     4.71%        75.04%        185.93%

FIDELITY ADV BALANCED - CL B     0.04%        73.04%        185.93%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

Fidelity Balanced Composite      12.26%       144.46%       267.69%

 S&P 500                         20.90%       236.51%       415.33%

 LB Aggregate Bond               -0.04%       46.83%        111.49%

Balanced Funds Average           8.93%        108.48%       202.18%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Fidelity Balanced Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Class B's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 444 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV BALANCED - CL B   4.71%        11.85%        11.08%

FIDELITY ADV BALANCED - CL B   0.04%        11.59%        11.08%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

Fidelity Balanced Composite    12.26%       19.58%        13.91%

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS

             FA Balanced -CL B           60 S&P/40 LB Agg            S&P 500                     LB Aggregate Bond
             00241                       F0021                       SP001                       LB001
  1989/11/30      10000.00                    10000.00                    10000.00                    10000.00
  1989/12/31      10098.83                    10154.80                    10240.00                    10027.00
  1990/01/31       9610.31                     9697.63                     9552.90                     9907.68
  1990/02/28       9635.58                     9785.10                     9676.13                     9939.38
  1990/03/31       9770.45                     9943.43                     9932.55                     9946.34
  1990/04/30       9642.56                     9757.68                     9684.23                     9854.83
  1990/05/31      10000.64                    10444.04                    10628.44                    10146.54
  1990/06/30      10043.06                    10468.69                    10556.17                    10309.90
  1990/07/31      10017.18                    10506.37                    10522.39                    10452.17
  1990/08/31       9404.59                     9880.19                     9571.17                    10312.11
  1990/09/30       9187.52                     9624.30                     9105.05                    10397.70
  1990/10/31       9100.10                     9648.36                     9065.90                    10529.76
  1990/11/30       9510.96                    10105.30                     9651.56                    10756.15
  1990/12/31       9801.63                    10337.52                     9920.84                    10923.94
  1991/01/31      10307.69                    10659.23                    10353.38                    11059.40
  1991/02/28      10911.41                    11152.75                    11093.65                    11153.40
  1991/03/31      11188.55                    11345.47                    11362.12                    11230.36
  1991/04/30      11403.71                    11410.82                    11389.39                    11351.65
  1991/05/31      11878.87                    11733.06                    11881.41                    11417.49
  1991/06/30      11635.41                    11408.29                    11337.24                    11411.78
  1991/07/31      12133.03                    11790.70                    11865.55                    11570.40
  1991/08/31      12440.65                    12060.23                    12146.77                    11820.32
  1991/09/30      12532.25                    12037.32                    11943.92                    12060.28
  1991/10/31      12897.36                    12187.54                    12103.97                    12194.15
  1991/11/30      12596.14                    11937.70                    11616.18                    12306.33
  1991/12/31      13181.37                    12898.92                    12945.07                    12671.83
  1992/01/31      13268.09                    12684.80                    12704.29                    12499.49
  1992/02/29      13547.52                    12816.72                    12869.44                    12580.74
  1992/03/31      13499.43                    12638.06                    12618.49                    12510.29
  1992/04/30      13606.33                    12897.39                    12989.47                    12600.36
  1992/05/31      13878.46                    13032.81                    13053.12                    12838.51
  1992/06/30      13752.27                    12988.24                    12858.63                    13015.68
  1992/07/31      14153.86                    13412.95                    13384.55                    13281.20
  1992/08/31      14153.86                    13302.16                    13110.16                    13415.34
  1992/09/30      14270.96                    13459.66                    13264.86                    13574.98
  1992/10/31      14221.61                    13416.32                    13311.29                    13394.44
  1992/11/30      14310.44                    13691.89                    13765.21                    13397.11
  1992/12/31      14394.00                    13880.02                    13934.52                    13610.13
  1993/01/31      14665.59                    14056.57                    14051.57                    13871.44
  1993/02/28      14978.95                    14269.67                    14242.67                    14114.19
  1993/03/31      15544.30                    14474.30                    14543.19                    14173.47
  1993/04/30      15986.62                    14304.66                    14191.25                    14272.69
  1993/05/31      16292.03                    14542.12                    14571.57                    14291.24
  1993/06/30      16187.13                    14672.70                    14613.83                    14549.91
  1993/07/31      16356.96                    14670.94                    14555.37                    14632.85
  1993/08/31      16951.38                    15107.26                    15107.02                    14888.92
  1993/09/30      16792.89                    15053.78                    14990.70                    14929.12
  1993/10/31      17017.51                    15263.02                    15301.01                    14984.36
  1993/11/30      16792.89                    15124.13                    15155.65                    14856.99
  1993/12/31      17223.16                    15266.60                    15339.03                    14937.22
  1994/01/31      17701.89                    15660.48                    15860.56                    15138.87
  1994/02/28      17390.15                    15296.84                    15430.73                    14875.46
  1994/03/31      16695.63                    14745.54                    14757.95                    14508.03
  1994/04/30      16560.99                    14811.60                    14946.86                    14391.97
  1994/05/31      16628.31                    14956.76                    15191.98                    14390.53
  1994/06/30      16312.74                    14723.73                    14819.78                    14358.87
  1994/07/31      16628.18                    15130.70                    15305.87                    14644.61
  1994/08/31      16830.96                    15510.17                    15933.41                    14662.19
  1994/09/30      16718.48                    15190.97                    15543.04                    14446.65
  1994/10/31      16560.44                    15390.58                    15892.76                    14433.65
  1994/11/30      16334.67                    15040.73                    15313.95                    14401.90
  1994/12/31      16345.96                    15216.07                    15541.05                    14501.27
  1995/01/31      16300.43                    15573.31                    15944.03                    14788.39
  1995/02/28      16585.00                    16085.71                    16565.37                    15140.36
  1995/03/31      16860.56                    16409.77                    17054.21                    15232.71
  1995/04/30      17044.20                    16791.62                    17556.46                    15445.97
  1995/05/31      17377.05                    17454.25                    18258.19                    16043.73
  1995/06/30      17585.67                    17748.50                    18682.33                    16160.85
  1995/07/31      17851.77                    18086.00                    19301.84                    16125.30
  1995/08/31      17898.05                    18200.78                    19350.28                    16320.41
  1995/09/30      18070.96                    18732.24                    20166.87                    16478.72
  1995/10/31      17860.84                    18789.52                    20094.87                    16692.94
  1995/11/30      18362.81                    19397.18                    20977.04                    16943.34
  1995/12/31      18644.53                    19729.95                    21381.05                    17180.55
  1996/01/31      18810.68                    20185.01                    22108.86                    17293.94
  1996/02/29      18502.11                    20156.79                    22313.81                    16993.02
  1996/03/31      18360.56                    20216.81                    22528.70                    16874.07
  1996/04/30      18336.65                    20350.33                    22860.77                    16779.58
  1996/05/31      18432.28                    20648.95                    23450.35                    16746.02
  1996/06/30      18540.36                    20806.83                    23539.69                    16970.41
  1996/07/31      18154.61                    20277.75                    22499.71                    17016.23
  1996/08/31      18299.27                    20520.56                    22974.23                    16987.31
  1996/09/30      19011.90                    21356.32                    24267.22                    17282.89
  1996/10/31      19522.13                    21899.37                    24936.51                    17666.57
  1996/11/30      20566.87                    23042.38                    26821.46                    17968.66
  1996/12/31      20215.54                    22682.79                    26290.13                    17801.56
  1997/01/31      20907.51                    23561.24                    27932.73                    17856.74
  1997/02/28      21204.08                    23695.64                    28151.73                    17901.38
  1997/03/31      20469.90                    23006.24                    26994.97                    17702.68
  1997/04/30      21303.63                    23968.36                    28606.57                    17968.22
  1997/05/31      22149.80                    24934.95                    30348.14                    18138.91
  1997/06/30      22982.72                    25723.90                    31707.74                    18354.77
  1997/07/31      24221.31                    27229.82                    34230.72                    18850.35
  1997/08/31      23132.85                    26221.99                    32313.12                    18690.12
  1997/09/30      24046.68                    27238.93                    34082.90                    18966.73
  1997/10/31      23531.03                    26851.05                    32944.54                    19241.75
  1997/11/30      24071.83                    27646.22                    34469.54                    19330.26
  1997/12/31      24541.18                    28042.72                    35061.38                    19525.50
  1998/01/31      24757.64                    28372.39                    35449.16                    19775.42
  1998/02/28      25664.07                    29591.04                    38005.75                    19759.60
  1998/03/31      26545.55                    30540.50                    39952.03                    19826.79
  1998/04/30      26708.74                    30788.37                    40353.94                    19929.89
  1998/05/31      26654.34                    30587.81                    39660.26                    20119.22
  1998/06/30      27228.18                    31437.09                    41271.26                    20289.90
  1998/07/31      27159.80                    31262.89                    40831.72                    20332.95
  1998/08/31      24315.27                    28754.44                    34928.27                    20663.90
  1998/09/30      25587.85                    30128.92                    37165.78                    21147.68
  1998/10/31      26412.82                    31535.75                    40188.84                    21036.11
  1998/11/30      27306.53                    32754.02                    42624.69                    21155.24
  1998/12/31      28172.46                    33925.79                    45080.72                    21218.86
  1999/01/31      28490.25                    34873.99                    46966.00                    21370.42
  1999/02/28      27958.72                    33980.10                    45506.29                    20997.30
  1999/03/31      28610.80                    34871.24                    47327.00                    21113.80
  1999/04/30      29602.65                    35725.79                    49159.97                    21180.72
  1999/05/31      28870.21                    35093.94                    47999.31                    20994.33
  1999/06/30      29484.33                    36217.74                    50663.27                    20927.29
  1999/07/31      28778.30                    35478.47                    49081.56                    20839.39
  1999/08/31      28409.94                    35365.89                    48838.61                    20828.81
  1999/09/30      27852.38                    34948.42                    47499.94                    21070.51
  1999/10/31      28608.06                    36326.91                    50505.74                    21148.25
  1999/11/30      28592.64                    36769.02                    51532.52                    21149.00
IMATRL PRASUN   SHR__CHT 19991130 19991215 155224 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class B on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $28,593 - a 185.93% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $51,533 - a 415.33% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,149 - a 111.49% increase. You can also look at how the Fidelity Balanced Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $36,769 - a 267.69% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

FIDELITY ADVISOR BALANCED FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between December 31, 1996 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to December 31, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and past 10 years total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV BALANCED - CL C     4.60%        74.89%        185.68%

FIDELITY ADV BALANCED - CL C     3.66%        74.89%        185.68%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

Fidelity Balanced Composite      12.26%       144.46%       267.69%

 S&P 500                         20.90%       236.51%       415.33%

 LB Aggregate Bond               -0.04%       46.83%        111.49%

Balanced Funds Average           8.93%        108.48%       202.18%

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Fidelity Balanced Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Class C's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 444 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV BALANCED - CL C   4.60%        11.83%        11.07%

FIDELITY ADV BALANCED - CL C   3.66%        11.83%        11.07%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

Fidelity Balanced Composite    12.26%       19.58%        13.91%

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS

             FA Balanced -CL C           60 S&P/40 LB Agg            S&P 500                     LB Aggregate Bond
             00478                       F0021                       SP001                       LB001
  1989/11/30      10000.00                    10000.00                    10000.00                    10000.00
  1989/12/31      10098.83                    10154.80                    10240.00                    10027.00
  1990/01/31       9610.31                     9697.63                     9552.90                     9907.68
  1990/02/28       9635.58                     9785.10                     9676.13                     9939.38
  1990/03/31       9770.45                     9943.43                     9932.55                     9946.34
  1990/04/30       9642.56                     9757.68                     9684.23                     9854.83
  1990/05/31      10000.64                    10444.04                    10628.44                    10146.54
  1990/06/30      10043.06                    10468.69                    10556.17                    10309.90
  1990/07/31      10017.18                    10506.37                    10522.39                    10452.17
  1990/08/31       9404.59                     9880.19                     9571.17                    10312.11
  1990/09/30       9187.52                     9624.30                     9105.05                    10397.70
  1990/10/31       9100.10                     9648.36                     9065.90                    10529.76
  1990/11/30       9510.96                    10105.30                     9651.56                    10756.15
  1990/12/31       9801.63                    10337.52                     9920.84                    10923.94
  1991/01/31      10307.69                    10659.23                    10353.38                    11059.40
  1991/02/28      10911.41                    11152.75                    11093.65                    11153.40
  1991/03/31      11188.55                    11345.47                    11362.12                    11230.36
  1991/04/30      11403.71                    11410.82                    11389.39                    11351.65
  1991/05/31      11878.87                    11733.06                    11881.41                    11417.49
  1991/06/30      11635.41                    11408.29                    11337.24                    11411.78
  1991/07/31      12133.03                    11790.70                    11865.55                    11570.40
  1991/08/31      12440.65                    12060.23                    12146.77                    11820.32
  1991/09/30      12532.25                    12037.32                    11943.92                    12060.28
  1991/10/31      12897.36                    12187.54                    12103.97                    12194.15
  1991/11/30      12596.14                    11937.70                    11616.18                    12306.33
  1991/12/31      13181.37                    12898.92                    12945.07                    12671.83
  1992/01/31      13268.09                    12684.80                    12704.29                    12499.49
  1992/02/29      13547.52                    12816.72                    12869.44                    12580.74
  1992/03/31      13499.43                    12638.06                    12618.49                    12510.29
  1992/04/30      13606.33                    12897.39                    12989.47                    12600.36
  1992/05/31      13878.46                    13032.81                    13053.12                    12838.51
  1992/06/30      13752.27                    12988.24                    12858.63                    13015.68
  1992/07/31      14153.86                    13412.95                    13384.55                    13281.20
  1992/08/31      14153.86                    13302.16                    13110.16                    13415.34
  1992/09/30      14270.96                    13459.66                    13264.86                    13574.98
  1992/10/31      14221.61                    13416.32                    13311.29                    13394.44
  1992/11/30      14310.44                    13691.89                    13765.21                    13397.11
  1992/12/31      14394.00                    13880.02                    13934.52                    13610.13
  1993/01/31      14665.59                    14056.57                    14051.57                    13871.44
  1993/02/28      14978.95                    14269.67                    14242.67                    14114.19
  1993/03/31      15544.30                    14474.30                    14543.19                    14173.47
  1993/04/30      15986.62                    14304.66                    14191.25                    14272.69
  1993/05/31      16292.03                    14542.12                    14571.57                    14291.24
  1993/06/30      16187.13                    14672.70                    14613.83                    14549.91
  1993/07/31      16356.96                    14670.94                    14555.37                    14632.85
  1993/08/31      16951.38                    15107.26                    15107.02                    14888.92
  1993/09/30      16792.89                    15053.78                    14990.70                    14929.12
  1993/10/31      17017.51                    15263.02                    15301.01                    14984.36
  1993/11/30      16792.89                    15124.13                    15155.65                    14856.99
  1993/12/31      17223.16                    15266.60                    15339.03                    14937.22
  1994/01/31      17701.89                    15660.48                    15860.56                    15138.87
  1994/02/28      17390.15                    15296.84                    15430.73                    14875.46
  1994/03/31      16695.63                    14745.54                    14757.95                    14508.03
  1994/04/30      16560.99                    14811.60                    14946.86                    14391.97
  1994/05/31      16628.31                    14956.76                    15191.98                    14390.53
  1994/06/30      16312.74                    14723.73                    14819.78                    14358.87
  1994/07/31      16628.18                    15130.70                    15305.87                    14644.61
  1994/08/31      16830.96                    15510.17                    15933.41                    14662.19
  1994/09/30      16718.48                    15190.97                    15543.04                    14446.65
  1994/10/31      16560.44                    15390.58                    15892.76                    14433.65
  1994/11/30      16334.67                    15040.73                    15313.95                    14401.90
  1994/12/31      16345.96                    15216.07                    15541.05                    14501.27
  1995/01/31      16300.43                    15573.31                    15944.03                    14788.39
  1995/02/28      16585.00                    16085.71                    16565.37                    15140.36
  1995/03/31      16860.56                    16409.77                    17054.21                    15232.71
  1995/04/30      17044.20                    16791.62                    17556.46                    15445.97
  1995/05/31      17377.05                    17454.25                    18258.19                    16043.73
  1995/06/30      17585.67                    17748.50                    18682.33                    16160.85
  1995/07/31      17851.77                    18086.00                    19301.84                    16125.30
  1995/08/31      17898.05                    18200.78                    19350.28                    16320.41
  1995/09/30      18070.96                    18732.24                    20166.87                    16478.72
  1995/10/31      17860.84                    18789.52                    20094.87                    16692.94
  1995/11/30      18362.81                    19397.18                    20977.04                    16943.34
  1995/12/31      18644.53                    19729.95                    21381.05                    17180.55
  1996/01/31      18810.68                    20185.01                    22108.86                    17293.94
  1996/02/29      18502.11                    20156.79                    22313.81                    16993.02
  1996/03/31      18360.56                    20216.81                    22528.70                    16874.07
  1996/04/30      18336.65                    20350.33                    22860.77                    16779.58
  1996/05/31      18432.28                    20648.95                    23450.35                    16746.02
  1996/06/30      18540.36                    20806.83                    23539.69                    16970.41
  1996/07/31      18154.61                    20277.75                    22499.71                    17016.23
  1996/08/31      18299.27                    20520.56                    22974.23                    16987.31
  1996/09/30      19011.90                    21356.32                    24267.22                    17282.89
  1996/10/31      19522.13                    21899.37                    24936.51                    17666.57
  1996/11/30      20566.87                    23042.38                    26821.46                    17968.66
  1996/12/31      20215.54                    22682.79                    26290.13                    17801.56
  1997/01/31      20907.51                    23561.24                    27932.73                    17856.74
  1997/02/28      21204.08                    23695.64                    28151.73                    17901.38
  1997/03/31      20469.90                    23006.24                    26994.97                    17702.68
  1997/04/30      21303.63                    23968.36                    28606.57                    17968.22
  1997/05/31      22149.80                    24934.95                    30348.14                    18138.91
  1997/06/30      22982.72                    25723.90                    31707.74                    18354.77
  1997/07/31      24221.31                    27229.82                    34230.72                    18850.35
  1997/08/31      23132.85                    26221.99                    32313.12                    18690.12
  1997/09/30      24046.68                    27238.93                    34082.90                    18966.73
  1997/10/31      23531.03                    26851.05                    32944.54                    19241.75
  1997/11/30      24083.62                    27646.22                    34469.54                    19330.26
  1997/12/31      24564.52                    28042.72                    35061.38                    19525.50
  1998/01/31      24767.09                    28372.39                    35449.16                    19775.42
  1998/02/28      25671.88                    29591.04                    38005.75                    19759.60
  1998/03/31      26552.20                    30540.50                    39952.03                    19826.79
  1998/04/30      26715.26                    30788.37                    40353.94                    19929.89
  1998/05/31      26660.91                    30587.81                    39660.26                    20119.22
  1998/06/30      27220.64                    31437.09                    41271.26                    20289.90
  1998/07/31      27152.31                    31262.89                    40831.72                    20332.95
  1998/08/31      24310.00                    28754.44                    34928.27                    20663.90
  1998/09/30      25581.50                    30128.92                    37165.78                    21147.68
  1998/10/31      26405.83                    31535.75                    40188.84                    21036.11
  1998/11/30      27312.58                    32754.02                    42624.69                    21155.24
  1998/12/31      28163.64                    33925.79                    45080.72                    21218.86
  1999/01/31      28480.99                    34873.99                    46966.00                    21370.42
  1999/02/28      27935.03                    33980.10                    45506.29                    20997.30
  1999/03/31      28570.90                    34871.24                    47327.00                    21113.80
  1999/04/30      29561.36                    35725.79                    49159.97                    21180.72
  1999/05/31      28845.18                    35093.94                    47999.31                    20994.33
  1999/06/30      29458.53                    36217.74                    50663.27                    20927.29
  1999/07/31      28753.49                    35478.47                    49081.56                    20839.39
  1999/08/31      28385.64                    35365.89                    48838.61                    20828.81
  1999/09/30      27828.87                    34948.42                    47499.94                    21070.51
  1999/10/31      28583.49                    36326.91                    50505.74                    21148.25
  1999/11/30      28568.09                    36769.02                    51532.52                    21149.00
IMATRL PRASUN   SHR__CHT 19991130 19991215 155347 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class C on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $28,568 - a 185.68% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $51,533 - a 415.33% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,149 - a 111.49% increase. You can also look at how the Fidelity Balanced Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $36,769 - a 267.69% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

FUND TALK: THE MANAGERS' OVERVIEW

MARKET RECAP

Technology stocks garnered the lion's
share of investors' affection, outpacing the broader market by a wide margin during the 12-month period that ended
November 30, 1999. But rising interest
rates spurred by strength in the
economy, along with several moves by
the Federal Reserve Board to tighten
monetary policy, kept most stocks
longing for attention during this time
frame. Tech stocks, seemingly bent on
re-writing the record books, shook off
the interest-rate concerns that
beleaguered most stocks over the
course of the period. The
technology-rich NASDAQ index
delivered a series of new highs en route to closing out the period up 71.64%.
The Standard & Poor's 500 Index, itself
powered by the narrow advances of a
small group of technology-oriented
stocks, posted a return of 20.90%.
For bonds, it was an uphill battle the
whole way. A deteriorating rate
picture weighed heavily on investors, as bond prices generally declined during the period. Treasuries had the roughest time of it, wilting as all of 1998's interest-rate cuts evaporated in the span of a year. The struggle wasn't as pronounced elsewhere in the bond market, as spread sectors - namely, corporates, mortgages and agencies
- maintained their edge over
comparable duration Treasuries. As a
group, though, bonds couldn't keep
from slipping into the red, with the
Lehman Brothers Aggregate Bond
Index - a widely followed measure
of taxable-bond performance -
retreating 0.04%.

(photograph of John Avery and Kevin Grant)

An interview with John Avery (right), Lead Portfolio Manager of
Fidelity Advisor Balanced Fund, and Kevin Grant, manager for fixed-income investments

Q. HOW DID THE FUND PERFORM, JOHN?

J.A. For the 12 months that ended November 30, 1999, the fund's Class A, Class T, Class B and Class C shares returned 5.65%, 5.30%, 4.71% and 4.60%, respectively. The balanced funds average tracked by Lipper Inc. returned 8.93% over the same period. Given the fund's mix of equities and fixed-income securities, its returns typically fall somewhere between those of its two benchmark indexes - the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, which had 12-month returns of 20.90% and -0.04%, respectively.

Q. WHAT AFFECTED THE FUND'S PERFORMANCE RELATIVE TO THAT OF ITS PEERS AND BENCHMARKS?

J.A. Simply put, our underexposure to technology hurt. The fund was, in essence, left by the wayside during the narrowly led advances of technology stocks over the past 12 months. I found it difficult gaining adequate exposure to the high-tech segment of the market, an area I deemed far too richly valued. With technology representing over one-quarter of the S&P 500 index - and even more in some cases with respect to the fund's peer group - relative performance struggled to keep pace during the sector's powerful rally.

Q. WHAT OTHER FACTORS INFLUENCED FUND PERFORMANCE?

J.A. With the notable exception of some of the strong, larger names, such as American Express and American International Group, the fund's overweighting in financials relative to its peers during a period of rising interest rates detracted from returns. Many of our investments in health care, most notably our stake in pharmaceutical firms, also hurt performance. Investors punished the group for delivering earnings growth that continued to lag the broader market. On the plus side, the fund's positioning in energy helped, as a bullish market for oil and related products fueled the industry's strong advances.

Q. WHAT STOCKS HELPED PERFORMANCE? WHICH HURT?

J.A. Telecommunications giant MCI WorldCom helped quite a bit, and gave the fund exposure to the development of the Internet and the soaring demand for voice and data delivery. Along those same lines, Texas Instruments and Motorola were each big winners in the cellular bonanza. GE rose sharply on consistently impressive earnings growth related to the robustness of its underlying businesses. Switching to detractors, Philip Morris continued its period-long swoon caused by tobacco-related litigation. Eli Lilly was one of the drug stocks we owned that faltered on deteriorating sales of its key product, Prozac. Some of the financial stocks that hurt included Freddie Mac and US Bancorp.

Q. TURNING TO YOU, KEVIN, HOW DID THE BOND PORTION OF THE FUND
PERFORM?

K.G. It was a difficult environment overall for bonds, as interest rates rose steadily over the course of the period. In managing the fund's fixed-income investments, I relied on sector allocation to help pave an alternate path, one that led to positive returns. We reaped the rewards of having an overweighting in spread sectors - namely, corporates, mortgages and asset-backed securities - relative to the Lehman Brothers index, as these securities outperformed Treasuries during the 12-month period. Our stake in mortgage securities also helped, as this sector benefited from favorable prepayment levels, as well as declining interest-rate volatility later in the period. Within corporates, we found ourselves in the right areas of the market. Our stake in various telecommunications and energy names proved particularly beneficial for the fund's bond subportfolio.

Q. JOHN, WHAT'S YOUR OUTLOOK?

J.A. I'm cautiously optimistic. Even with higher interest rates, many companies continue to do very well, and more money continues to pour into stocks. I'll remain focused on individual company fundamentals, trying to add value from the bottom up. Due to their high valuations, the fund will assuredly miss out on the growth potential pervading the dot.com universe. However, to fill the void, I intend to pursue those companies with strong businesses and attractive valuations that are ideally positioned to benefit either directly or indirectly from the technology boom.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

JOHN AVERY DISCUSSES
TECHNOLOGY AND ITS IMPACT
ON BALANCED FUND INVESTING:

"When I look at my peer group,
it doesn't take long to see how
technology has transformed the
balanced fund universe. In the
past, traditional balanced funds
were known for their very
conservative investment styles.
Over the past two years or so,
we've seen them evolve to
something much `growthier' in
nature. Given this fund's growth
and income investment approach,
with an emphasis on growth at a
reasonable price, it has become
quite challenging for me to find
high-growth stocks within our
narrow valuation parameters. So,
today, in an attempt to add
comparable benefit to the fund, I
have to work hard reaching for
growth, taking hold of
opportunities that the bulls have
otherwise overlooked in their
haste. When it comes to
technology, I feel that value is truly
in the eyes of the beholder. Take
Microsoft, for example. Arguably the
biggest value stock in the entire
technology sector, Microsoft
presented the fund with a
tremendous buying opportunity, as
the stock traded flat in a tech-driven
market. Federal antitrust litigation
tempered the company's strong
business fundamentals and limited
the stock's advances. I've found that
in order to be successful, you have to
be creative in terms of how you
define technology and how you fit
it in the fund's investment-style
box."

FUND FACTS

GOAL: both income and
growth of capital

START DATE: January 6, 1987

SIZE: as of November 30,
1999, more than $3.1
billion

MANAGER: John Avery, since
1998, and Kevin Grant,
since 1996; John Avery
joined Fidelity in 1995;
Kevin Grant joined Fidelity in
1993

(checkmark)

INVESTMENT CHANGES

TOP FIVE STOCKS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Microsoft Corp.                 2.8                      0.6

General Electric Co.            2.5                      1.2

American Express Co.            2.0                      0.9

MCI WorldCom, Inc.              1.9                      2.6

Exxon Corp.                     1.8                      1.9

                                11.0                     7.2

TOP FIVE BOND ISSUERS AS OF
NOVEMBER 30, 1999

(WITH MATURITIES GREATER THAN  % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
ONE YEAR)                                               MONTHS AGO

Fannie Mae                      8.6                      7.2

U.S. Treasury Obligations       5.3                      3.6

Government National Mortgage    1.8                      1.9
Association

Comdisco, Inc.                  0.5                      0.5

Freddie Mac                     0.4                      0.0

                                16.6                     13.2

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

FINANCE                         15.0                     15.6

TECHNOLOGY                      12.6                     6.9

UTILITIES                       12.0                     13.1

HEALTH                          6.8                      5.0

MEDIA & LEISURE                 6.3                      5.0



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                      AS OF MAY 31, 1999 **

                       Stocks 61.8%                                                    Stocks 61.8%

                        Bonds 32.2%                                                     Bonds 30.7%

                        Convertible  Securities 1.9%                                    Convertible  Securities 0.9%

                        Short-Term  Investments and                                     Short-Term  Investments and
                        Net Other Assets 4.1%                                           Net Other Assets 6.6%

* FOREIGN  INVESTMENTS                               3.9%      ** FOREIGN INVESTMENTS                                4.9%




Row: 1, Col: 1, Value: 61.8
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 32.2
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 1.9
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.1

Row: 1, Col: 1, Value: 61.8
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 30.7
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.9
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.6

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 60.8%

                                 SHARES                  VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.4%

AEROSPACE & DEFENSE - 0.9%

Boeing Co.                        196,200                $ 8,007

Textron, Inc.                     273,700                 19,450

                                                          27,457

SHIP BUILDING & REPAIR - 0.5%

General Dynamics Corp.            327,500                 16,887

TOTAL AEROSPACE & DEFENSE                                 44,344

BASIC INDUSTRIES - 3.9%

CHEMICALS & PLASTICS - 2.8%

Celanese AG (a)                   27,890                  445

E.I. du Pont de Nemours and       182,320                 10,837
Co.

Hoechst AG                        278,900                 13,762

Monsanto Co.                      475,100                 20,043

Praxair, Inc.                     713,800                 31,853

Sealed Air Corp. (a)              172,400                 8,103

                                                          85,043

IRON & STEEL - 0.1%

AK Steel Holding Corp.            210,300                 3,483

METALS & MINING - 0.9%

Alcoa, Inc.                       444,900                 29,141

PACKAGING & CONTAINERS - 0.1%

Crown Cork & Seal Co., Inc.       197,300                 4,020

TOTAL BASIC INDUSTRIES                                    121,687

CONSTRUCTION & REAL ESTATE -
0.2%

BUILDING MATERIALS - 0.2%

Masco Corp.                       281,500                 7,108

DURABLES - 1.2%

AUTOS, TIRES, & ACCESSORIES -
0.3%

Ford Motor Co.                    179,600                 9,070

CONSUMER DURABLES - 0.7%

Minnesota Mining &                244,500                 23,365
Manufacturing Co.

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

HOME FURNISHINGS - 0.2%

Leggett & Platt, Inc.             288,500                $ 6,185

TOTAL DURABLES                                            38,620

ENERGY - 5.2%

ENERGY SERVICES - 0.9%

Baker Hughes, Inc.                272,100                 6,871

Halliburton Co.                   238,800                 9,239

Schlumberger Ltd.                 191,600                 11,508

                                                          27,618

OIL & GAS - 4.3%

BP Amoco PLC                      1,984,118               20,151

Chevron Corp.                     128,800                 11,407

Exxon Corp.                       709,100                 56,240

Mobil Corp.                       135,200                 14,103

Sunoco, Inc.                      224,000                 5,726

Texaco, Inc.                      157,900                 9,622

USX-Marathon Group                566,900                 14,987

                                                          132,236

TOTAL ENERGY                                              159,854

FINANCE - 11.1%

BANKS - 2.7%

Bank of America Corp.             327,400                 19,153

Bank of New York Co., Inc.        885,300                 35,301

Chase Manhattan Corp.             298,300                 23,044

Wells Fargo & Co.                 148,100                 6,887

                                                          84,385

CREDIT & OTHER FINANCE - 3.4%

American Express Co.              401,700                 60,782

Arcadia Financial Ltd.            46                      0
warrants 3/15/07 (a)

Associates First Capital          499,738                 16,616
Corp. Class A

Citigroup, Inc.                   502,950                 27,096

                                                          104,494

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

FEDERAL SPONSORED CREDIT - 3.0%

Fannie Mae                        660,600                $ 44,012

Freddie Mac                       981,300                 48,452

                                                          92,464

INSURANCE - 1.8%

AFLAC, Inc.                       221,000                 10,580

American International Group,     341,850                 35,296
Inc.

Hartford Financial Services       225,400                 10,523
Group, Inc.

                                                          56,399

SECURITIES INDUSTRY - 0.2%

Morgan Stanley Dean Witter &      59,500                  7,177
Co.

TOTAL FINANCE                                             344,919

HEALTH - 6.5%

DRUGS & PHARMACEUTICALS - 5.5%

American Home Products Corp.      321,100                 16,697

Bristol-Myers Squibb Co.          368,380                 26,915

Eli Lilly & Co.                   474,200                 34,024

Merck & Co., Inc.                 415,500                 32,617

Schering-Plough Corp.             637,100                 32,572

Warner-Lambert Co.                303,400                 27,211

                                                          170,036

MEDICAL EQUIPMENT & SUPPLIES
- 1.0%

Abbott Laboratories               239,600                 9,105

Johnson & Johnson                 222,000                 23,033

                                                          32,138

TOTAL HEALTH                                              202,174

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.2%

ELECTRICAL EQUIPMENT - 2.5%

General Electric Co.              592,300                 76,999

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.7%

Caterpillar, Inc.                 101,100                 4,689

Ingersoll-Rand Co.                201,000                 9,736

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

The Stanley Works                 298,000                $ 9,275

Tyco International Ltd.           698,990                 28,003

                                                          51,703

TOTAL INDUSTRIAL MACHINERY &                              128,702
EQUIPMENT

MEDIA & LEISURE - 2.6%

BROADCASTING - 1.7%

Benedek Communications Corp.      10,500                  21
warrants 7/1/07 (a)

CBS Corp. (a)                     350,700                 18,236

CS Wireless Systems, Inc.         109                     0
(a)(g)

MediaOne Group, Inc.              19,500                  1,545

NTL, Inc. warrants 10/14/08       2,137                   107
(a)

Teletrac Holdings, Inc.           380                     0
warrants 8/1/07 (a)

Time Warner, Inc.                 501,746                 30,951

UIH Australia/Pacific, Inc.       4,430                   133
warrants 5/15/06 (a)

                                                          50,993

PUBLISHING - 0.5%

McGraw-Hill Companies, Inc.       297,000                 16,836

RESTAURANTS - 0.4%

McDonald's Corp.                  254,600                 11,457

TOTAL MEDIA & LEISURE                                     79,286

NONDURABLES - 1.3%

FOODS - 0.4%

Nabisco Group Holdings Corp.      283,600                 3,279

Nabisco Holdings Corp. Class A    245,400                 8,175

                                                          11,454

HOUSEHOLD PRODUCTS - 0.6%

Clorox Co.                        205,600                 9,162

Procter & Gamble Co.              98,700                  10,660

                                                          19,822

TOBACCO - 0.3%

Philip Morris Companies, Inc.     355,020                 9,341

TOTAL NONDURABLES                                         40,617

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - 2.4%

APPAREL STORES - 0.0%

Mothers Work, Inc. (a)(j)         70                     $ 1

DRUG STORES - 0.3%

CVS Corp.                         221,200                 8,779

GENERAL MERCHANDISE STORES -
1.1%

Dayton Hudson Corp.               91,400                  6,449

Wal-Mart Stores, Inc.             485,500                 27,977

                                                          34,426

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.0%

Home Depot, Inc.                  253,400                 20,034

Lowe's Companies, Inc.            197,400                 9,833

                                                          29,867

TOTAL RETAIL & WHOLESALE                                  73,073

SERVICES - 0.3%

H&R Block, Inc.                   220,200                 9,469

TECHNOLOGY - 11.7%

COMMUNICATIONS EQUIPMENT - 2.7%

Cisco Systems, Inc. (a)           428,200                 38,190

Lucent Technologies, Inc.         456,700                 33,368

Tellabs, Inc. (a)                 196,000                 12,716

                                                          84,274

COMPUTER SERVICES & SOFTWARE
- 3.7%

America Online, Inc. (a)          157,800                 11,470

Automatic Data Processing,        345,700                 17,069
Inc.

Microsoft Corp. (a)               949,400                 86,440

                                                          114,979

COMPUTERS & OFFICE EQUIPMENT
- 2.0%

Compaq Computer Corp.             338,300                 8,267

Hewlett-Packard Co.               74,200                  7,040

International Business            118,822                 12,246
Machines Corp.

Pitney Bowes, Inc.                727,300                 34,865

                                                          62,418

ELECTRONICS - 3.3%

Insilco Corp. warrants            600                     0
8/15/07 (a)

Intel Corp.                       227,800                 17,469

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Motorola, Inc.                    422,900                $ 48,316

Texas Instruments, Inc.           366,900                 35,245

                                                          101,030

TOTAL TECHNOLOGY                                          362,701

TRANSPORTATION - 0.4%

RAILROADS - 0.4%

Burlington Northern Santa Fe      200,000                 5,800
Corp.

Union Pacific Corp.               143,700                 6,763

                                                          12,563

UTILITIES - 8.4%

CELLULAR - 1.9%

ALLTEL Corp.                      346,700                 29,990

Loral Orion Network Systems,
Inc.:

warrants 1/15/07 (CV ratio        6,760                   46
 .47) (a)

warrants 1/15/07 (CV ratio        1,445                   13
 .6) (a)

Mannesmann AG (Reg.)              29,700                  6,263

McCaw International Ltd.          6,190                   14
warrants 4/15/07 (a)(g)

Nextel Communications, Inc.       97,300                  9,645
Class A (a)

Orbital Imaging Corp.             120                     2
warrants 3/1/05 (a)(g)

Sprint Corp. Series 1 (PCS        56,500                  5,184
Group)

Vodafone AirTouch PLC             147,250                 6,948
sponsored ADR

                                                          58,105

ELECTRIC UTILITY - 0.6%

CMS Energy Corp.                  290,500                 9,659

Entergy Corp.                     226,500                 6,243

PG&E Corp.                        148,900                 3,332

                                                          19,234

TELEPHONE SERVICES - 5.9%

AT&T Corp.                        898,631                 50,211

BellSouth Corp.                   196,100                 9,057

KMC Telecom Holdings, Inc.        610                     2
warrants 4/15/08 (a)(g)

MCI WorldCom, Inc. (a)            710,013                 58,709

Pathnet, Inc. warrants            1,230                   12
4/15/08 (a)(g)

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

SBC Communications, Inc.          920,984                $ 47,834

Sprint Corp. (FON Group)          270,100                 18,739

                                                          184,564

TOTAL UTILITIES                                           261,903

TOTAL COMMON STOCKS                           1,887,020
(Cost $1,405,183)

PREFERRED STOCKS - 2.6%



CONVERTIBLE PREFERRED STOCKS
- 1.6%

BASIC INDUSTRIES - 0.1%

CHEMICALS & PLASTICS - 0.1%

Monsanto Co. $1.625 ACES          92,100                  3,598

DURABLES - 0.0%

AUTOS, TIRES, & ACCESSORIES -
0.0%

Automatic Common Exchangeable     59,900                  562
Securities Trust II
(Republic Industries) $1.55
ACES

ENERGY - 0.0%

OIL & GAS - 0.0%

Apache Corp. $2.015 ACES          12,000                  407

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

ELECTRICAL EQUIPMENT - 0.1%

Loral Space & Communications      70,900                  3,518
Ltd. Series C, $3.00 (g)

MEDIA & LEISURE - 1.4%

BROADCASTING - 1.3%

Comcast Corp.:

$1.44                             41,400                  3,677

$1.63                             111,800                 10,202

Cox Communications, Inc.          82,300                  7,366
$6.858

MediaOne Group, Inc.:

$3.04                             137,200                 6,140

(Vodafone AirTouch PLC) $3.63     114,500                 11,679
PIES

                                                          39,064

PREFERRED STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

MEDIA & LEISURE - CONTINUED

LODGING & GAMING - 0.1%

Host Marriott Financial Trust     70,900                 $ 2,393
$3.375 QUIPS (g)

TOTAL MEDIA & LEISURE                                     41,457

TOTAL CONVERTIBLE PREFERRED                               49,542
STOCKS

NONCONVERTIBLE PREFERRED
STOCKS - 1.0%

ENERGY - 0.0%

ENERGY SERVICES - 0.0%

R&B Falcon Corp. 13.875%          781                     812

FINANCE - 0.0%

INSURANCE - 0.0%

American Annuity Group            1,000                   954
Capital Trust II 8.875%

HEALTH - 0.1%

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Fresenius Medical Care            1,331                   1,225
Capital Trust II 7.875%

MEDIA & LEISURE - 0.2%

BROADCASTING - 0.2%

Adelphia Communications Corp.     5,170                   579
$13.00

Citadel Broadcasting Co.          4,516                   519
Series B, 13.25% pay-in-kind

CSC Holdings, Inc.:

11.125% pay-in-kind               35,508                  3,853

Series H, 11.75% pay-in-kind      9,570                   1,048

Granite Broadcasting Corp.        1,007                   1,027
12.75% pay-in-kind

                                                          7,026

TECHNOLOGY - 0.0%

COMPUTER SERVICES & SOFTWARE
- 0.0%

Concentric Network Corp.          858                     815
13.5% pay-in-kind

PREFERRED STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

UTILITIES - 0.7%

CELLULAR - 0.3%

Nextel Communications, Inc.:

11.125% pay-in-kind               3,525                  $ 3,525

Series D, 13% pay-in-kind         3,551                   3,800

                                                          7,325

TELEPHONE SERVICES - 0.4%

e.spire Communications, Inc.:

12.75% pay-in-kind                1,138                   193

14.75% pay-in-kind                347                     62

ICG Holdings, Inc.:

14% pay-in-kind                   3                       3

14.25% pay-in-kind                2,093                   1,873

Intermedia Communications,        2,927                   2,781
Inc. 13.5% pay-in-kind

IXC Communications, Inc.          972                     1,064
12.5% pay-in-kind

NEXTLINK Communications, Inc.     114,633                 5,904
14% pay-in-kind

WinStar Communications, Inc.      608                     492
14.25% (a)

                                                          12,372

TOTAL UTILITIES                                           19,697

TOTAL NONCONVERTIBLE                                      30,529
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                        80,071
(Cost $79,275)



CORPORATE BONDS - 13.9%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)

CONVERTIBLE BONDS - 0.3%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

POLLUTION CONTROL - 0.1%

WMX Technologies, Inc. 2%         Ba3       $ 3,511                             2,870
1/24/05

MEDIA & LEISURE - 0.1%

BROADCASTING - 0.1%

Liberty Media Corp. 4%            Baa3       1,970                              2,236
11/15/29 (g)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

CONVERTIBLE BONDS - CONTINUED

TECHNOLOGY - 0.1%

COMPUTER SERVICES & SOFTWARE
- 0.1%

Amazon.com, Inc. 4.75% 2/1/09     Caa3      $ 2,005                            $ 2,489
(g)

TOTAL CONVERTIBLE BONDS                                                         7,595

NONCONVERTIBLE BONDS - 13.6%

AEROSPACE & DEFENSE - 0.1%

DEFENSE ELECTRONICS - 0.1%

Raytheon Co. 6.45% 8/15/02        Baa2       2,780                              2,717

BASIC INDUSTRIES - 0.5%

CHEMICALS & PLASTICS - 0.3%

Georgia Gulf Corp. 10.375%        B1         110                                115
11/1/07 (g)

Huntsman Corp.:

9.5% 7/1/07 (g)                   B2         600                                564

9.5% 7/1/07 (g)                   B2         2,780                              2,613

Huntsman ICI Chemicals LLC        B2         730                                746
10.125% 7/1/09 (g)

Lyondell Chemical Co.:

9.625% 5/1/07                     Ba3        1,090                              1,123

9.875% 5/1/07                     Ba3        1,130                              1,161

10.875% 5/1/09                    B2         1,140                              1,186

Zeneca Specialty Chemicals        B2         480                                492
PLC 11% 7/1/09 (g)

                                                                                8,000

IRON & STEEL - 0.0%

Republic Tech International       B3         630                                441
LLC/RTI Capital Corp. 13.75%
7/15/09 unit (g)

METALS & MINING - 0.0%

Kaiser Aluminum & Chemical
Corp.:

9.875% 2/15/02                    B1         150                                149

12.75% 2/1/03                     B3         470                                469

Metals USA, Inc. 8.625%           B2         530                                490
2/15/08

                                                                                1,108

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

BASIC INDUSTRIES - CONTINUED

PACKAGING & CONTAINERS - 0.1%

Gaylord Container Corp.           Caa1      $ 1,230                            $ 1,147
9.375% 6/15/07

Packaging Corp. of America        B3         1,370                              1,415
9.625% 4/1/09

                                                                                2,562

PAPER & FOREST PRODUCTS - 0.1%

APP Finance II Mauritius Ltd.     B3         1,005                              638
12% 3/15/04

Container Corp. of America        B2         110                                114
gtd. 9.75% 4/1/03

Fort James Corp. 6.625%           Baa2       390                                379
9/15/04

Indah Kiat Finance Mauritius      Caa1       60                                 43
Ltd. 10% 7/1/07

Millar Western Forest             B3         1,400                              1,393
Products Ltd. 9.875% 5/15/08

Pindo Deli Finance Mauritius      Caa1       120                                91
Ltd. 10.25% 10/1/02

Repap New Brunswick, Inc.         Caa1       1,080                              1,010
yankee 10.625% 4/15/05

Stone Container Corp.:

10.75% 10/1/02                    B1         650                                668

12.58% 8/1/16 (h)                 B2         111                                118

                                                                                4,454

TOTAL BASIC INDUSTRIES                                                          16,565

CONSTRUCTION & REAL ESTATE -
0.4%

CONSTRUCTION - 0.0%

Del Webb Corp. 10.25% 2/15/10     B2         360                                340
(g)

Great Lakes Dredge & Dock         B3         730                                752
Corp. 11.25% 8/15/08

                                                                                1,092

REAL ESTATE - 0.1%

Duke Realty LP 7.3% 6/30/03       Baa1       1,000                              989

LNR Property Corp. 9.375%         B1         2,870                              2,655
3/15/08

                                                                                3,644

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

CenterPoint Properties Trust      Baa2       1,190                              1,109
6.75% 4/1/05

Equity Office Properties Trust:

6.5% 1/15/04                      Baa1       4,000                              3,832

6.625% 2/15/05                    Baa1       1,250                              1,189

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- CONTINUED

Equity Office Properties
Trust: - continued

6.75% 2/15/08                     Baa1      $ 2,310                            $ 2,135

ProLogis Trust 6.7% 4/15/04       Baa1       625                                592

                                                                                8,857

TOTAL CONSTRUCTION & REAL                                                       13,593
ESTATE

DURABLES - 0.0%

CONSUMER DURABLES - 0.0%

Corning Consumer Products Co.     B3         150                                118
9.625% 5/1/08

TEXTILES & APPAREL - 0.0%

Synthetic Industries, Inc.        B2         990                                1,064
9.25% 2/15/07

Worldtex, Inc. 9.625% 12/15/07    B1         215                                174

                                                                                1,238

TOTAL DURABLES                                                                  1,356

ENERGY - 0.5%

COAL - 0.1%

P&L Coal Holdings Corp.           B2         1,270                              1,257
9.625% 5/15/08

ENERGY SERVICES - 0.0%

R&B Falcon Corp. 12.25%           Ba3        460                                501
3/15/06

RBF Finance Co. 11.375%           Ba3        240                                259
3/15/09

                                                                                760

OIL & GAS - 0.4%

Anadarko Petroleum Corp. 7.2%     Baa1       2,750                              2,524
3/15/29

Apache Corp.:

7.625% 7/1/19                     Baa1       2,400                              2,350

7.7% 3/15/26                      Baa1       600                                580

Apache Finance Property Ltd.      Baa1       1,000                              937
6.5% 12/15/07

Belden & Blake Corp. 9.875%       Caa1       270                                151
6/15/07

Chesapeake Energy Corp.:

7.875% 3/15/04                    B3         140                                126

8.5% 3/15/12                      B3         120                                100

9.625% 5/1/05                     B3         630                                605

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Conoco, Inc. 5.9% 4/15/04         A3        $ 950                              $ 915

Flores & Rucks, Inc. 9.75%        Ba3        850                                931
10/1/06

Great Lakes Carbon Corp.          B3         1,090                              1,003
10.25% 5/15/08 pay-in-kind

Occidental Petroleum Corp.        Baa3       1,000                              997
6.39% 11/9/00

Plains Resources, Inc.:

Series B 10.25% 3/15/06           B2         630                                586

Series D, 10.25% 3/15/06          B2         230                                214

Seven Seas Petroleum, Inc.        Caa1       160                                64
12.5% 5/15/05

YPF Sociedad Anonima:

7.75% 8/27/07                     B1         225                                218

8% 2/15/04                        B1         450                                445

                                                                                12,746

TOTAL ENERGY                                                                    14,763

FINANCE - 3.9%

BANKS - 2.0%

ABN-Amro Bank NV, Chicago         A1         5,000                              4,967
6.625% 10/31/01

Bank of New York                  A1         3,000                              2,801
Institutional Capital Trust
A 7.78% 12/1/26 (g)

BanPonce Financial Corp.          A3         3,850                              3,822
6.75% 8/9/01

Barclays Bank PLC yankee:

5.875% 7/15/00                    A1         2,430                              2,420

5.95% 7/15/01                     A1         5,500                              5,416

Capital One Bank 6.375%           Baa2       2,700                              2,604
2/15/03

Capital One Financial Corp.       Baa3       2,550                              2,363
7.125% 8/1/08

Central Fidelity Banks, Inc.      A1         9,045                              9,285
8.15% 11/15/02

First Tennessee National          Baa1       720                                697
Corp. 6.75% 11/15/05

Kansallis-Osake-Pankki (NY        A2         710                                756
Branch) yankee 10% 5/1/02

Korea Development Bank:

6.625% 11/21/03                   Baa3       1,825                              1,759

7.125% 9/17/01                    Baa3       270                                268

7.375% 9/17/04                    Baa3       650                                639

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

BANKS - CONTINUED

MBNA Corp.:

6.34% 6/2/03                      Baa2      $ 850                              $ 818

6.875% 11/15/02                   Baa2       3,700                              3,665

NB Capital Trust IV 8.25%         Aa2        3,315                              3,243
4/15/27

Provident Bank 6.125% 12/15/00    A3         3,420                              3,386

Sanwa Finance Aruba AEC 8.35%     Baa1       5,400                              5,513
7/15/09

Summit Bancorp 8.625% 12/10/02    BBB+       1,250                              1,296

Union Planters Corp. 6.75%        Baa2       400                                381
11/1/05

Wachovia Corp. 6.605% 10/1/25     A1         7,550                              7,351

                                                                                63,450

CREDIT & OTHER FINANCE - 1.8%

Ahmanson Capital Trust I          A3         1,700                              1,648
8.36% 12/1/26 (g)

Ameriserve Finance                B2         220                                176
Trust/Ameriserve Capital
Corp. 12% 9/15/06 (g)

AMRESCO, Inc.:

9.875% 3/15/05                    Caa3       915                                508

10% 3/15/04                       Caa3       153                                81

Associates Corp. of North         Aa3        2,450                              2,388
America 6% 4/15/03

AT&T Capital Corp.:

6.25% 5/15/01                     A1         6,560                              6,500

7.5% 11/15/00                     A1         4,940                              4,970

BankBoston Capital Trust II       A2         5,000                              4,579
7.75% 12/15/26

ERP Operating LP:

6.55% 11/15/01                    A3         850                                839

7.1% 6/23/04                      A3         1,500                              1,473

First Security Capital I          A3         980                                931
8.41% 12/15/26

Fleet Capital Trust II 7.92%      A2         600                                563
12/11/26

Ford Motor Credit Co. 6.5%        A1         3,000                              2,981
2/28/02

GS Escrow Corp. 7.125% 8/1/05     Ba1        4,500                              4,018

Imperial Credit Capital Trust     B2         510                                398
I 10.25% 6/14/02

Imperial Credit Industries        B3         1,500                              1,110
9.875% 1/15/07

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba2        250                                160

7.6% 8/1/07                       Ba2        490                                270

7.875% 8/1/03                     Ba2        560                                336

Popular North America, Inc.       A3         4,750                              4,722
7.375% 9/15/01

PX Escrow Corp. 0% 2/1/06 (e)     B3         230                                110

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Spieker Properties LP:

6.8% 5/1/04                       Baa2      $ 810                              $ 781

6.875% 2/1/05                     Baa2       11,225                             10,765

Sprint Capital Corp.:

5.875% 5/1/04                     Baa1       3,430                              3,276

6.875% 11/15/28                   Baa1       1,665                              1,514

Trizec Finance Ltd. yankee        Baa3       895                                908
10.875% 10/15/05

TXU Eastern Funding 6.75%         Baa1       810                                751
5/15/09 (g)

WinStar Equipment II Corp.        CCC+       250                                253
12.5% 3/15/04

                                                                                57,009

SAVINGS & LOANS - 0.1%

Long Island Savings Bank FSB      Baa3       1,700                              1,675
6.2% 4/2/01

TOTAL FINANCE                                                                   122,134

HEALTH - 0.2%

DRUGS & PHARMACEUTICALS - 0.0%

Global Health Sciences, Inc.      Caa1       310                                186
11% 5/1/08

MEDICAL EQUIPMENT & SUPPLIES
- 0.1%

Wright Medical Technology,        Caa3       1,191                              1,191
Inc. 11.75% 7/1/00 (d)(h)

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Fountain View, Inc. 11.25%        Caa1       700                                525
4/15/08

Harborside Healthcare Corp.       B3         585                                164
0% 8/1/08 (e)

Mariner Post-Acute Network,       B3         920                                64
Inc. 9.5% 11/1/07 (d)

Oxford Health Plans, Inc. 11%     Caa1       1,140                              1,094
5/15/05

Tenet Healthcare Corp.:

7.875% 1/15/03                    Ba1        390                                378

8.125% 12/1/08                    Ba3        1,030                              948

Unilab Corp. 12.75% 10/1/09       B3         460                                467
(g)

                                                                                3,640

TOTAL HEALTH                                                                    5,017

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

ELECTRICAL EQUIPMENT - 0.1%

Motors & Gears, Inc. 10.75%       B3        $ 970                              $ 931
11/15/06

Telex Communications, Inc.        B2         550                                355
10.5% 5/1/07

                                                                                1,286

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

Applied Power, Inc. 8.75%         B1         420                                407
4/1/09

Dunlop Standard Aero Holdings     B3         130                                133
PLC 11.875% 5/15/09

Thermadyne Holdings Corp. 0%      Caa1       1,080                              491
6/1/08 (e)

Thermadyne Manufacturing LLC      B3         770                                655
9.875% 6/1/08

Tokheim Corp. 11.375% 8/1/08      B3         450                                252

Tyco International Group SA       Baa1       1,000                              984
yankee 6.125% 6/15/01

                                                                                2,922

POLLUTION CONTROL - 0.1%

Allied Waste North America,       B2         4,000                              3,640
Inc. 10% 8/1/09 (g)

Envirosource, Inc. 9.75%          Caa3       700                                420
6/15/03

                                                                                4,060

TOTAL INDUSTRIAL MACHINERY &                                                    8,268
EQUIPMENT

MEDIA & LEISURE - 2.0%

BROADCASTING - 1.6%

Adelphia Communications Corp.:

7.75% 1/15/09                     B1         780                                712

9.875% 3/1/05                     B1         2,235                              2,280

9.875% 3/1/07                     B1         720                                734

Ascent Entertainment Group,       B3         2,350                              1,727
Inc. 0% 12/15/04 (e)

Century Communications Corp.      B1         90                                 88
8.875% 1/15/07

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

0% 4/1/11 (e)                     B2         740                                446

8.625% 4/1/09                     B2         1,820                              1,718

Clear Channel Communications,     Baa3       4,200                              3,805
Inc. 7.25% 10/15/27

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Continental Cablevision, Inc.:

8.3% 5/15/06                      Baa2      $ 1,640                            $ 1,712

9% 9/1/08                         Baa2       2,510                              2,752

Cox Communications, Inc.          Baa2       1,880                              1,912
7.75% 8/15/06

Diamond Cable Communications
PLC:

0% 2/15/07 (e)                    B3         780                                624

yankee 0% 12/15/05 (e)            B3         320                                291

Earthwatch, Inc. 0% 7/15/07       -          1,160                              812
unit (e)(g)

EchoStar DBS Corp. 9.375%         B2         1,310                              1,313
2/1/09

International Cabletel, Inc.      B3         2,510                              2,240
0% 2/1/06 (e)

LIN Holdings Corp. 0% 3/1/08      B3         790                                533
(e)

Nielsen Media Research, Inc.      Baa2       1,375                              1,359
7.6% 6/15/09

NTL Communications Corp.          B3         980                                1,061
11.5% 10/1/08

NTL, Inc. 0% 4/1/08 (e)           B3         1,660                              1,145

Olympus Communications            B1         1,690                              1,775
LP/Olympus Capital Corp.
10.625% 11/15/06

Satelites Mexicanos SA de CV:

9.26% 6/30/04 (g)(h)              B1         963                                900

10.125% 11/1/04                   B3         1,730                              1,246

TCI Communications Financing      A3         1,600                              1,785
III 9.65% 3/31/27

Telewest PLC 0% 10/1/07 (e)       B1         2,205                              2,040

Time Warner, Inc. 6.85%           Baa3       7,120                              7,060
1/15/26

UIH Australia/Pacific, Inc.:

Series B 0% 5/15/06 (e)           B2         3,960                              3,247

Series D 0% 5/15/06 (e)           B2         430                                353

United International              B3         3,105                              1,960
Holdings, Inc. 0% 2/15/08 (e)

United Pan-Europe                 B2         910                                935
Communications NV 10.875%
8/1/09 (g)

                                                                                48,565

ENTERTAINMENT - 0.1%

AMC Entertainment, Inc.:

9.5% 3/15/09                      B3         530                                488

9.5% 2/1/11                       B3         70                                 64

Cinemark USA, Inc. 9.625%         B2         220                                205
8/1/08

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - CONTINUED

Hollywood Entertainment Corp.     B3        $ 198                              $ 180
10.625% 8/15/04

Premier Parks, Inc. 0% 4/1/08     B3         1,100                              751
(e)

Regal Cinemas, Inc.:

8.875% 12/15/10                   Caa1       250                                194

9.5% 6/1/08                       Caa1       1,340                              1,095

                                                                                2,977

LEISURE DURABLES & TOYS - 0.0%

Marvel Enterprises, Inc. 12%      -          760                                703
6/15/09

LODGING & GAMING - 0.1%

Horseshoe Gaming LLC 8.625%       B2         740                                714
5/15/09

KSL Recreation Group, Inc.        B3         990                                970
10.25% 5/1/07

Signature Resorts, Inc.:

9.25% 5/15/06                     B2         900                                837

9.75% 10/1/07                     B3         1,580                              1,359

                                                                                3,880

PUBLISHING - 0.1%

News America, Inc. 6.625%         Baa3       615                                577
1/9/08

Time Warner Entertainment Co.     Baa2       2,750                              2,917
LP 8.375% 3/15/23

                                                                                3,494

RESTAURANTS - 0.1%

AFC Enterprises, Inc. 10.25%      B3         690                                683
5/15/07

CKE Restaurants, Inc. 9.125%      B2         690                                493
5/1/09

NE Restaurant, Inc. 10.75%        B3         230                                204
7/15/08

                                                                                1,380

TOTAL MEDIA & LEISURE                                                           60,999

NONDURABLES - 0.6%

BEVERAGES - 0.1%

Seagram JE & Sons, Inc.           Baa3       4,595                              4,409
6.625% 12/15/05

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

NONDURABLES - CONTINUED

FOODS - 0.1%

ConAgra, Inc. 7.125% 10/1/26      Baa1      $ 3,600                            $ 3,426

International Home Foods,         B2         180                                187
Inc. 10.375% 11/1/06

                                                                                3,613

HOUSEHOLD PRODUCTS - 0.0%

AKI Holding Corp. 0% 7/1/09       Caa1       180                                84
(e)

TOBACCO - 0.4%

Philip Morris Companies, Inc.     A2         10,000                             9,894
6.95% 6/1/06

RJR Nabisco, Inc. 7.375%          Baa2       2,000                              1,902
5/15/03

                                                                                11,796

TOTAL NONDURABLES                                                               19,902

RETAIL & WHOLESALE - 0.6%

APPAREL STORES - 0.1%

Mothers Work, Inc. 12.625%        B3         160                                160
8/1/05

Specialty Retailers, Inc.:

8.5% 7/15/05                      B1         1,400                              1,015

9% 7/15/07                        B3         760                                437

                                                                                1,612

DRUG STORES - 0.1%

Rite Aid Corp.:

6% 12/15/00 (g)                   B1         550                                407

6.5% 12/15/05 (g)                 B1         2,255                              1,398

7.125% 1/15/07                    B1         940                                564

                                                                                2,369

GENERAL MERCHANDISE STORES -
0.3%

Dayton Hudson Corp. 6.4%          A3         425                                418
2/15/03

Federated Department Stores,
Inc.:

6.79% 7/15/27                     Baa1       7,000                              6,844

8.5% 6/15/03                      Baa1       3,000                              3,104

                                                                                10,366

GROCERY STORES - 0.1%

Ameriserve Food Distribution,
Inc.:

8.875% 10/15/06                   B3         645                                348

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - CONTINUED

Ameriserve Food Distribution,
Inc.: - continued

10.125% 7/15/07                   Caa1      $ 770                              $ 231

Jitney-Jungle Stores of
America, Inc.:

10.375% 9/15/07 (d)               C          360                                4

12% 3/1/06 (d)                    Caa3       230                                60

Kroger Co. 6% 7/1/00              Baa3       2,660                              2,641

                                                                                3,284

TOTAL RETAIL & WHOLESALE                                                        17,631

SERVICES - 0.2%

LEASING & RENTAL - 0.0%

Rent-A-Center, Inc. 11%           B2         730                                741
8/15/08

PRINTING - 0.1%

Big Flower Press Holdings,        B2         1,860                              1,860
Inc. 8.875% 7/1/07

Sullivan Graphics, Inc.           Caa1       1,810                              1,828
12.75% 8/1/05

World Color Press, Inc. 7.75%     Baa3       570                                544
2/15/09

                                                                                4,232

SERVICES - 0.1%

AP Holdings, Inc. 0% 3/15/08      Caa2       130                                57
(e)

Apcoa, Inc. 9.25% 3/15/08         Caa1       1,030                              742

Medaphis Corp. 9.5% 2/15/05       Caa1       1,110                              849

SITEL Corp. 9.25% 3/15/06         B3         260                                239

                                                                                1,887

TOTAL SERVICES                                                                  6,860

TECHNOLOGY - 0.8%

COMPUTER SERVICES & SOFTWARE
- 0.1%

Concentric Network Corp.          B-         480                                504
12.75% 12/15/07

DecisionOne Corp. 9.75%           B3         620                                2
8/1/07 (d)

PSINet, Inc.:

10.5% 12/1/06 (g)                 B3         440                                443

11% 8/1/09                        B3         660                                673

11.5% 11/1/08                     B3         250                                260

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Verio, Inc.:

10.625% 11/15/09 (g)              B3        $ 430                              $ 435

11.25% 12/1/08                    B3         190                                198

                                                                                2,515

COMPUTERS & OFFICE EQUIPMENT
- 0.5%

Comdisco, Inc.:

5.95% 4/30/02                     Baa1       2,500                              2,417

6.375% 11/30/01                   Baa1       4,500                              4,420

7.25% 9/1/02                      Baa1       9,000                              8,935

                                                                                15,772

ELECTRONIC INSTRUMENTS - 0.0%

Telecommunications Techniques     B3         1,570                              1,413
Co. LLC 9.75% 5/15/08

ELECTRONICS - 0.2%

ChipPAC International Ltd.        B3         610                                622
12.75% 8/1/09 (g)

Communications Instruments,       B3         400                                332
Inc. 10% 9/15/04

Fairchild Semiconductor Corp.:

10.125% 3/15/07                   B3         160                                160

10.375% 10/1/07                   B3         800                                812

Hadco Corp. 9.5% 6/15/08          B2         760                                735

Insilco Corp. 12% 8/15/07         B3         600                                582

Intersil Corp. 13.25% 8/15/09     B3         590                                708
unit (g)

Micron Technology, Inc. 6.5%      B3         1,000                              785
9/30/05 (j)

SCG Holding                       B2         760                                804
Corp./Semiconductor
Components Industries LLC
12% 8/1/09 (g)

                                                                                5,540

TOTAL TECHNOLOGY                                                                25,240

TRANSPORTATION - 0.6%

AIR TRANSPORTATION - 0.1%

Atlas Air, Inc. 8.77% 1/2/11      Ba3        790                                764

Continental Airlines, Inc.
pass thru trust certificates:

7.434% 3/15/06                    Baa1       640                                631

7.73% 9/15/12                     Baa1       415                                405

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

TRANSPORTATION - CONTINUED

AIR TRANSPORTATION - CONTINUED

Delta Air Lines, Inc.             Baa1      $ 690                              $ 688
equipment trust certificate
8.54% 1/2/07

Kitty Hawk, Inc. 9.95%            B1         1,500                              1,470
11/15/04

                                                                                3,958

RAILROADS - 0.5%

Burlington Northern Santa Fe
Corp.:

6.875% 12/1/27                    Baa2       5,000                              4,449

7.29% 6/1/36                      Baa2       4,360                              4,310

Norfolk Southern Corp. 7.05%      Baa1       5,800                              5,756
5/1/37

                                                                                14,515

SHIPPING - 0.0%

Holt Group, Inc. 9.75% 1/15/06    Caa1       540                                351

TOTAL TRANSPORTATION                                                            18,824

UTILITIES - 2.9%

CELLULAR - 0.8%

Cable & Wireless                  Baa1       7,370                              7,317
Communications PLC 6.375%
3/6/03

Cellnet Data Systems, Inc.:

0% 10/1/07 (e)                    -          2,530                              278

15% 11/30/99 (j)                  -          52                                 52

McCaw International Ltd. 0%       Caa1       5,710                              3,769
4/15/07 (e)

Metrocall, Inc.:

10.375% 10/1/07                   B3         520                                294

11% 9/15/08                       B3         250                                148

Millicom International            Caa1       6,200                              4,852
Cellular SA 0% 6/1/06 (e)

Nextel Communications, Inc.       B1         1,580                              1,568
9.375% 11/15/09 (g)

Nextel International, Inc. 0%     Caa1       2,290                              1,311
4/15/08 (e)

Orbital Imaging Corp.:

11.625% 3/1/05                    CCC+       360                                234

11.625% 3/1/05                    CCC+       250                                163

Orion Network Systems, Inc.       B2         1,270                              584
0% 1/15/07 (e)

PageMart Nationwide, Inc. 0%      B3         1,500                              1,320
2/1/05 (e)

PageMart Wireless, Inc. 0%        Caa2       1,990                              637
2/1/08 (e)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

CELLULAR - CONTINUED

Telesystem International
Wireless, Inc.:

0% 6/30/07 (e)                    Caa1      $ 1,410                            $ 818

0% 11/1/07 (e)                    Caa1       1,290                              642

Voicestream Wireless              B2         1,120                              1,159
Corp./Voicestream Wireless
Holding Co. 10.375% 11/15/09
(g)

                                                                                25,146

ELECTRIC UTILITY - 0.5%

Avon Energy Partners Holdings     Baa2       3,500                              3,169
6.46% 3/4/08 (g)

DR Investments UK PLC yankee      A2         5,000                              4,993
7.1% 5/15/02 (g)

Israel Electric Corp. Ltd.        A3         5,790                              4,972
7.75% 12/15/27 (g)

Texas Utilities Co. 6.375%        Baa3       1,970                              1,812
1/1/08

                                                                                14,946

GAS - 0.3%

CMS Panhandle Holding Co.:

6.125% 3/15/04                    Baa3       1,550                              1,481

7% 7/15/29                        Baa3       1,150                              1,033

Columbia Energy Group 6.61%       A3         6,000                              5,884
11/28/02

                                                                                8,398

TELEPHONE SERVICES - 1.3%

Allegiance Telecom, Inc. 0%       B3         490                                345
2/15/08 (e)

Call-Net Enterprises, Inc.        B2         140                                111
9.375% 5/15/09

Covad Communications Group,
Inc.:

0% 3/15/08 (e)                    B3         980                                605

12.5% 2/15/09                     B3         570                                589

e.spire Communications, Inc.:

0% 11/1/05 (e)                    -          370                                163

0% 4/1/06 (e)                     -          522                                209

0% 7/1/08 (e)                     -          960                                278

13.75% 7/15/07                    -          150                                98

GCI, Inc. 9.75% 8/1/07            B2         180                                166

GST Network Funding, Inc. 0%      -          1,050                              509
5/1/08 (e)

GST Telecommunications, Inc.      -          1,060                              975
12.75% 11/15/07

GST USA, Inc. 0% 12/15/05 (e)     -          950                                703

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

ICG Holdings, Inc. 0% 9/15/05     B3        $ 880                              $ 757
(e)

ICG Services, Inc.:

0% 2/15/08 (e)                    B3         2,730                              1,399

0% 5/1/08 (e)                     B3         190                                95

Intermedia Communications,
Inc.:

0% 3/1/09 (e)                     B3         1,290                              748

8.875% 11/1/07                    B2         190                                177

KMC Telecom Holdings, Inc.:

0% 2/15/08 (e)                    Caa2       1,060                              551

13.5% 5/15/09 (g)                 Caa2       510                                495

Logix Communications              -          930                                651
Enterprises, Inc. 12.25%
6/15/08

MCI WorldCom, Inc.:

6.4% 8/15/05                      A3         4,000                              3,874

8.875% 1/15/06                    A3         5,667                              5,957

Metromedia Fiber Network, Inc.:

10% 11/15/08                      B2         920                                932

10% 12/15/09                      B2         410                                415

NEXTLINK Communications, Inc.:

10.75% 11/15/08                   B3         40                                 41

10.75% 6/1/09                     B2         780                                797

Pathnet, Inc. 12.25% 4/15/08      -          1,230                              787

Rhythms NetConnections, Inc.:

0% 5/15/08 (e)                    B3         1,515                              788

12.75% 4/15/09                    B3         500                                475

Telecomunicaciones de Puerto      Baa2       1,985                              1,884
Rico, Inc. 6.65% 5/15/06

Teleglobe Canada, Inc.:

7.2% 7/20/09                      Baa1       3,863                              3,640

7.7% 7/20/29                      Baa1       4,398                              4,072

Teligent, Inc.:

0% 3/1/08 (e)                     Caa1       1,235                              707

11.5% 12/1/07                     Caa1       150                                144

WinStar Communications, Inc.:

0% 10/15/05 (e)                   Caa1       1,380                              1,256

0% 10/15/05 (e)                   Caa1       2,070                              2,898

0% 3/15/08 (e)                    CCC        1,195                              1,111

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

WinStar Communications, Inc.:
- continued

10% 3/15/08                       CCC       $ 1,140                            $ 1,003

15% 3/1/07                        CCC        230                                288

WinStar Equipment Corp. 12.5%     B3         60                                 62
3/15/04

                                                                                40,755

TOTAL UTILITIES                                                                 89,245

TOTAL NONCONVERTIBLE BONDS                                                      423,114

TOTAL CORPORATE BONDS                                                 430,709
(Cost $452,454)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 6.9%



U.S. GOVERNMENT AGENCY
OBLIGATIONS - 1.3%

Fannie Mae 6.5% 4/29/09           Aaa        15,800                             14,993

Farm Credit Systems Financial     Aaa        3,400                              3,706
Assistance Corp. 9.375%
7/21/03

Federal Agricultural Mortgage     Aaa        1,720                              1,720
Corp. 7.01% 2/10/04

Freddie Mac 6.25% 7/15/04         Aaa        12,080                             11,925

Government Trust Certificates
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency):

Class 1-C, 9.25% 11/15/01         Aaa        895                                923

Class 2-E, 9.4% 5/15/02           Aaa        830                                855

Guaranteed Export Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank):

Series 1993-C, 5.2% 10/15/04      Aaa        284                                273

Series 1993-D, 5.23% 5/15/05      Aaa        506                                485

Series 1994-A, 7.12% 4/15/06      Aaa        535                                535

Guaranteed Trade Trust            Aaa        440                                449
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994-B, 7.5% 1/26/06

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

Overseas Private Investment
Corp. U.S. Government
guaranteed participation
certificate:

Series 1994-195, 6.08%            Aaa       $ 1,405                            $ 1,397
8/15/04 (callable)

Series 1996-A1, 6.726%            -          4,783                              4,751
9/15/10 (callable)

TOTAL U.S. GOVERNMENT AGENCY                                                    42,012
OBLIGATIONS

U.S. TREASURY OBLIGATIONS -
5.6%

U.S. Treasury Bonds:

5.25% 2/15/29                     Aaa        1,250                              1,061

6.125% 8/15/29                    Aaa        14,005                             13,710

6.375% 8/15/27                    Aaa        9,400                              9,237

8.75% 5/15/17                     Aaa        9,200                              11,197

8.875% 8/15/17                    Aaa        2,970                              3,657

9.875% 11/15/15                   Aaa        16,585                             21,807

14% 11/15/11                      Aaa        2,695                              3,816

U.S. Treasury Notes:

4% 10/31/00                       Aaa        8,100                              7,967

5.875% 11/15/04                   Aaa        52,550                             52,041

6% 8/15/09                        Aaa        29,900                             29,521

6.5% 5/31/02                      Aaa        6,450                              6,521

U.S. Treasury Notes - coupon      Aaa        28,470                             12,978
STRIPS 0% 11/15/11

TOTAL U.S. TREASURY                                                             173,513
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                             215,525
GOVERNMENT AGENCY OBLIGATIONS
(Cost $221,524)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 9.9%



FANNIE MAE - 8.1%

5.5% 2/1/11 to 4/1/11             Aaa        13,282                             12,544

6% 6/1/11 to 1/1/29               Aaa        51,429                             48,443

6.5% 2/1/24 to 6/1/29             Aaa        130,209                            124,338

7% 12/1/23 to 8/1/29              Aaa        7,051                              6,896

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FANNIE MAE - CONTINUED

7.5% 5/1/25 to 10/1/29            Aaa       $ 48,035                           $ 47,952

8% 8/1/26 to 10/1/29              Aaa        11,673                             11,843

TOTAL FANNIE MAE                                                                252,016

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 1.8%

6.5% 5/15/28 to 3/15/29           Aaa        14,702                             13,993

7% 12/15/25 to 7/15/28            Aaa        2,211                              2,159

7.5% 2/15/23 to 9/15/29           Aaa        30,769                             30,722

8% 11/15/21 to 12/15/26           Aaa        7,235                              7,359

TOTAL GOVERNMENT NATIONAL                                                       54,233
MORTGAGE ASSOCIATION

TOTAL U.S. GOVERNMENT AGENCY                                          306,249
- MORTGAGE SECURITIES
(Cost $315,275)

ASSET-BACKED SECURITIES - 0.6%



Airplanes pass through trust      Ba2        650                                533
10.875% 3/15/19

American Express Credit           A1         1,600                              1,525
Account Master Trust 6.1%
12/15/06

Chase Manhattan Grantor Trust:

6.61% 9/15/02                     Aaa        1,260                              1,262

6.76% 9/15/02                     A3         315                                315

Chevy Chase Auto Receivables
Trust:

5.9% 7/15/03                      Aaa        1,278                              1,269

5.91% 12/15/04                    Aaa        866                                859

6.6% 12/15/02                     Aaa        372                                373

Discover Card Master Trust I      A2         2,000                              1,948
5.85% 11/16/04

Ford Credit Auto Owner Trust:

6.2% 12/15/02                     Baa2       1,970                              1,927

6.4% 12/15/02                     Baa2       1,090                              1,076

6.87% 11/15/04                    A2         1,550                              1,537

Key Auto Finance Trust:

6.3% 10/15/03                     A2         1,365                              1,357

6.65% 10/15/03                    Baa3       400                                400

Premier Auto Trust 5.59%          Aaa        5,000                              4,881
2/9/04

TOTAL ASSET-BACKED SECURITIES                                         19,262
(Cost $19,705)

COMMERCIAL MORTGAGE
SECURITIES - 0.8%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Berkeley Federal Bank & Trust     -         $ 1,836                            $ 1,264
FSB Series 1994 Class 1B
7.3368% 8/1/24 (g)(h)

CS First Boston Mortgage
Securities Corp.:

Series 1997-C2 Class D, 7.27%     Baa2       3,070                              2,766
1/17/35

Series 1998-FL1:

Class D, 5.9% 12/10/00 (g)(h)     A2         2,400                              2,382

Class E, 6.25% 1/10/13 (g)(h)     Baa2       5,360                              5,268

First Chicago/Lennar Trust I
Series 1997-CHL1:

Class D, 8.0747% 4/13/39 (h)      -          700                                563

Class E, 8.0747% 4/1/39 (h)       -          650                                463

General Motors Acceptance         Ba3        500                                394
Corp. Commercial Mortgage
Securities, Inc. Series
1996-C1 Class F, 7.86%
10/15/28 (g)

GS Mortgage Securities Corp.      Baa3       2,600                              2,198
II Series 1998-GLII Class E,
7.1905% 4/13/31 (g)(h)

Morgan Stanley Capital I,         -          726                                720
Inc. Series 1996-MBL1 Class
E, 8.4008% 5/25/21 (g)(h)

Penn Mutual Life Insurance        -          1,250                              821
Co. (The)/Penn Insurance &
Annuity Co. Series 1996-PML
Class K, 7.9% 11/15/26 (g)

Resolution Trust Corp. Series     Ba3        218                                176
1991-M2 Class A3, 7.2498%
9/25/20 (h)

Structured Asset Securities       BB         1,000                              889
Corp. Series 1995-C1 Class
E, 7.375% 9/25/24 (g)

Thirteen Affiliates of            Aaa        4,500                              4,299
General Growth Properties,
Inc. sequential pay Series 1
Class A2, 6.602% 12/15/10 (g)

Wells Fargo Capital Markets       Aaa        1,727                              1,701
Apartment Financing Trust
Series APT Class 1, 6.56%
12/29/05 (g)

TOTAL COMMERCIAL MORTGAGE                                             23,904
SECURITIES
(Cost $24,619)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 0.3% (I)



Korean Republic yankee:

8.75% 4/15/03                     Baa3       855                                887

8.875% 4/15/08                    Baa3       1,340                              1,401

Quebec Province yankee 6.86%      A2         8,000                              7,829
4/15/26 (f)

TOTAL FOREIGN GOVERNMENT AND                                          10,117
GOVERNMENT AGENCY OBLIGATIONS
(Cost $10,007)

SUPRANATIONAL OBLIGATIONS -
0.1%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Inter American Development        Aaa       $ 4,000                            $ 3,863
Bank yankee 6.29% 7/16/27
(Cost $3,975)


CASH EQUIVALENTS - 3.7%

                               SHARES

Central Cash Collateral Fund,   305,040                    305
5.69% (c)

Taxable Central Cash Fund,      114,965,791                114,966
5.34% (c)

TOTAL CASH EQUIVALENTS                        115,271
(Cost $115,271)

TOTAL INVESTMENT PORTFOLIO -                               3,091,991
99.6%
(Cost $2,647,288)

NET OTHER ASSETS - 0.4%                                    12,490

NET ASSETS - 100%                            $ 3,104,481

SECURITY TYPE ABBREVIATIONS

ACES                         -   Automatic Common  Exchange
                                 Securities

PIES                         -   Premium Income Equity
                                 Securities

QUIPS                        -   Quarterly Income  Preferred
                                 Securities

LEGEND

(a) Non-income producing

(b) S&P(registered trademark) credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $69,216,000 or 2.2% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                       ACQUISITION DATE  ACQUISITION COST (000S)

Cellnet Data   Systems, Inc.   11/10/99          $ 52
15% 11/30/99

Micron Technology,  Inc. 6.5%  3/3/99            $ 774
  9/30/05

Mothers Work, Inc.             6/18/98           $ 1

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS            S&P RATINGS

Aaa, Aa, A        21.5%    AAA, AA, A    19.8%

Baa               5.8%     BBB           6.1%

Ba                0.5%     BB            0.6%

B                 3.1%     B             3.4%

Caa               1.1%     CCC           0.6%

Ca, C             0.0%     CC, C         0.0%

                           D             0.0%

The percentage not rated by Moody's or S&P amounted to 0.4%. FMR has determined that unrated debt securities that are lower quality account for 0.2% of the total value of investment in securities.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $2,652,624,000. Net unrealized appreciation aggregated $439,367,000, of which $531,801,000 related to appreciated investment securities and $92,434,000 related to depreciated investment securities.

The fund hereby designates approximately $296,669,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)                      NOVEMBER
                                        30, 1999

ASSETS

Investment in securities, at            $ 3,091,991
value (cost $2,647,288) -
See accompanying schedule

Receivable for investments               8,324
sold

Receivable for fund shares               2,979
sold

Dividends receivable                     2,568

Interest receivable                      12,895

Other receivables                        55

 TOTAL ASSETS                            3,118,812

LIABILITIES

Payable to custodian bank      $ 31

Payable for investments         859
purchased

Payable for fund shares         10,005
redeemed

Accrued management fee          1,124

Distribution fees payable       1,347

Other payables and accrued      660
expenses

Collateral on securities        305
loaned, at value

 TOTAL LIABILITIES                       14,331

NET ASSETS                              $ 3,104,481

Net Assets consist of:

Paid in capital                         $ 2,499,509

Undistributed net investment             12,538
income

Accumulated undistributed net            147,734
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation              444,700
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                              $ 3,104,481

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)                NOVEMBER
                                  30, 1999

CALCULATION OF MAXIMUM             $18.64
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share   ($59,395
(divided by) 3,187 shares)

Maximum offering price per         $19.78
share (100/94.25 of $18.64)

CLASS T: NET ASSET VALUE and       $18.67
redemption price per share
($2,801,528 (divided by)
150,041 shares)

Maximum offering price per         $19.35
share (100/96.50 of $18.67)

CLASS B: NET ASSET VALUE and       $18.54
offering price per share
($123,916 (divided by) 6,684
shares) A

CLASS C: NET ASSET VALUE and       $18.55
offering price per share
($52,529 (divided by) 2,832
shares) A

INSTITUTIONAL CLASS: NET           $18.77
ASSET VALUE, offering price
and redemption price   per
share ($67,113 (divided by)
3,575 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                        YEAR
                                           ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                           $ 34,234
Dividends

Interest                                     80,689

Security lending                             37

 TOTAL INCOME                                114,960

EXPENSES

Management fee                   $ 13,824

Transfer agent fees               5,841

Distribution fees                 16,224

Accounting and security           901
lending fees

Non-interested trustees'          14
compensation

Custodian fees and expenses       97

Registration fees                 224

Audit                             73

Legal                             18

Interest                          1

 Total expenses before            37,217
reductions

 Expense reductions               (378)      36,839

NET INVESTMENT INCOME                        78,121

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            150,648

 Foreign currency transactions    13         150,661

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (63,649)

 Assets and liabilities in        (17)       (63,666)
foreign currencies

NET GAIN (LOSS)                              86,995

NET INCREASE (DECREASE) IN                  $ 165,116
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED NOVEMBER 30, 1999  ONE MONTH ENDED NOVEMBER 30,  YEAR ENDED OCTOBER 31, 1998
                                                             1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ 78,121                      $ 7,198                       $ 83,171
income

 Net realized gain (loss)       150,661                       7,162                         324,897

 Change in net unrealized       (63,666)                      90,492                        (33,461)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     165,116                       104,852                       374,607
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (79,816)                      -                             (86,685)
From net investment income

 From net realized gain         (283,307)                     -                             (198,222)

 TOTAL DISTRIBUTIONS            (363,123)                     -                             (284,907)

Share transactions - net        150,767                       (4,387)                       (2,113)
increase (decrease)

  TOTAL INCREASE (DECREASE)     (47,240)                      100,465                       87,587
 IN NET ASSETS

NET ASSETS

 Beginning of period            3,151,721                     3,051,256                     2,963,669

 End of period (including      $ 3,104,481                   $ 3,151,721                   $ 3,051,256
undistributed net investment
income of $12,538 and
$13,757 and $6,423,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 YEAR ENDED NOVEMBER 30,            YEARS ENDED OCTOBER 31,

                                 1999                     1998 H    1998                     1997      1996 E

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 19.91                  $ 19.25   $ 18.75                  $ 16.04   $ 15.22
of period

Income from  Investment
Operations

Net investment income D           .50                      .05       .53                      .48       .08

Net realized and  unrealized      .53                      .61       1.80                     2.83      .88
gain (loss)

Total from investment             1.03                     .66       2.33                     3.31      .96
operations

Less Distributions

From net investment income        (.52)                    -         (.57)                    (.49)     (.14)

From net realized gain            (1.78)                   -         (1.26)                   (.11)     -

Total distributions               (2.30)                   -         (1.83)                   (.60)     (.14)

Net asset value, end of period   $ 18.64                  $ 19.91   $ 19.25                  $ 18.75   $ 16.04

TOTAL RETURN B, C                 5.65%                    3.43%     13.04%                   20.99%    6.34%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 59                     $ 17      $ 16                     $ 8       $ 1
(in millions)

Ratio of expenses to  average     .93%                     1.02% A   1.05%                    1.41% F   1.50% A, F
net assets

Ratio of expenses to  average     .91% G                   1.02% A   1.02% G                  1.40% G   1.49% A, G
net assets  after expense
reductions

Ratio of net investment           2.68%                    3.13% A   2.76%                    2.68%     3.07% A
income to average net assets

Portfolio turnover                93%                      73% A     85%                      70%       223%


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO OCTOBER 31, 1996.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

H ONE MONTH ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - CLASS T

                               YEAR ENDED NOVEMBER 30,            YEARS ENDED OCTOBER 31,

                               1999                     1998 F    1998                     1997     1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 19.96                  $ 19.30   $ 18.79                  $ 16.07  $ 15.30   $ 14.67
period

Income from Investment
Operations

Net investment  income          .46 D                    .05 D     .51 D                    .53 D    .51 D     .59

Net realized  and unrealized    .51                      .61       1.80                     2.84     .88       .54
gain (loss)

Total from investment           .97                      .66       2.31                     3.37     1.39      1.13
operations

Less Distributions

From net investment income      (.48)                    -         (.54)                    (.54)    (.59)     (.50)

From net  realized gain         (1.78)                   -         (1.26)                   (.11)    (.03)     -

 Total distributions            (2.26)                   -         (1.80)                   (.65)    (.62)     (.50)

Net asset value,  end of       $ 18.67                  $ 19.96   $ 19.30                  $ 18.79  $ 16.07   $ 15.30
period

TOTAL RETURN B, C               5.30%                    3.42%     12.90%                   21.36%   9.30%     7.85%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 2,802                  $ 2,993   $ 2,903                  $ 2,901  $ 2,993   $ 3,441
millions)

Ratio of expenses to average    1.16%                    1.22% A   1.16%                    1.17%    1.26%     1.47%
net assets

Ratio of expenses to average    1.14% E                  1.22% A   1.15% E                  1.17%    1.25% E   1.46% E
net assets after expense
reductions

Ratio of net investment         2.45%                    2.92% A   2.68%                    2.98%    3.32%     3.99%
income to average net assets

Portfolio turnover              93%                      73% A     85%                      70%      223%      297%


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

F ONE MONTH ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - CLASS B

                                 YEAR ENDED NOVEMBER 30,            YEARS ENDED OCTOBER 31,

                                 1999                     1998 G    1998                     1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.86                  $ 19.21   $ 18.71                  $ 16.36
period

Income from Investment
Operations

Net investment income D           .36                      .04       .38                      .29

Net realized and unrealized       .50                      .61       1.81                     2.38
gain (loss)

Total from investment             .86                      .65       2.19                     2.67
operations

Less Distributions

From net investment income        (.40)                    -         (.43)                    (.32)

From net realized gain            (1.78)                   -         (1.26)                   -

Total distributions               (2.18)                   -         (1.69)                   (.32)

Net asset value, end of period   $ 18.54                  $ 19.86   $ 19.21                  $ 18.71

TOTAL RETURN B, C                 4.71%                    3.38%     12.25%                   16.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 124                    $ 57      $ 51                     $ 16
millions)

Ratio of expenses to average      1.69%                    1.80% A   1.74%                    2.12% A
net assets

Ratio of expenses to average      1.68% F                  1.80% A   1.73% F                  2.11% A, F
net assets after expense
reductions

Ratio of net investment           1.91%                    2.35% A   2.02%                    1.88% A
income to  average net assets

Portfolio turnover                93%                      73% A     85%                      70%


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1997.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G ONE MONTH ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - CLASS C

                                 YEAR ENDED NOVEMBER 30,               YEAR ENDED OCTOBER 31,

                                 1999                     1998 H       1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.88                  $ 19.22      $ 19.05
period

Income from Investment
Operations

Net investment income D           .36                      .04          .36

Net realized and unrealized       .48                      .62          1.56
gain (loss)

Total from investment             .84                      .66          1.92
operations

Less Distributions

From net investment income        (.39)                    -            (.49)

From net realized gain            (1.78)                   -            (1.26)

Total distributions               (2.17)                   -            (1.75)

Net asset value, end of period   $ 18.55                  $ 19.88      $ 19.22

TOTAL RETURN B, C                 4.60%                    3.43%        10.62%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 53                     $ 21         $ 20
millions)

Ratio of expenses to average      1.66%                    1.77% A      1.80% A, F
net assets

Ratio of expenses to average      1.65% G                  1.76% A, G   1.79% A, G
net assets after  expense
reductions

Ratio of net investment           1.95%                    2.37% A      1.89% A
income to average  net assets

Portfolio turnover                93%                      73% A        85%


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO OCTOBER 31, 1998.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

H ONE MONTH ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                               YEAR ENDED NOVEMBER 30,            YEARS ENDED OCTOBER 31,

                               1999                     1998 H    1998                     1997     1996      1995 E

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 20.03                  $ 19.35   $ 18.85                  $ 16.11  $ 15.40   $ 15.23
period

Income from Investment
Operations

Net investment  income          .56 D                    .05 D     .60 D                    .61 D    .54 D     .25

Net realized  and unrealized    .53                      .63       1.81                     2.86     .87       .09
gain (loss)

Total from investment           1.09                     .68       2.41                     3.47     1.41      .34
operations

Less Distributions

From net investment income      (.57)                    -         (.65)                    (.62)    (.67)     (.17)

From net  realized gain         (1.78)                   -         (1.26)                   (.11)    (.03)     -

Total distributions             (2.35)                   -         (1.91)                   (.73)    (.70)     (.17)

Net asset value,  end of       $ 18.77                  $ 20.03   $ 19.35                  $ 18.85  $ 16.11   $ 15.40
period

TOTAL RETURN B, C               5.95%                    3.51%     13.45%                   21.97%   9.41%     2.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 67                     $ 63      $ 61                     $ 39     $ 22      $ 1
millions)

Ratio of expenses to average    .64%                     .66% A    .65%                     .69%     1.06%     .92% A, F
net assets

Ratio of expenses to average    .63% G                   .66% A    .63% G                   .69%     1.03% G   .91% A, G
net assets after expense
reductions

Ratio of net investment         2.96%                    3.48% A   3.15%                    3.42%    3.54%     4.54% A
income to average net assets

Portfolio turnover              93%                      73% A     85%                      70%      223%      297%


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

H ONE MONTH ENDED NOVEMBER 30

NOTES TO FINANCIAL STATEMENTS

For the period ended November 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Balanced Fund (the fund) is a fund of Fidelity
Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

differing treatments for litigation proceeds,paydown gains/losses on certain securities, foreign currency transactions, non-taxable dividends, market discount and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate

2. OPERATING POLICIES - CONTINUED

CENTRAL CASH FUNDS - CONTINUED

of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $838,000.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $2,840,525,000 and $2,972,061,000, respectively, of which U.S. government and government agency obligations aggregated
$670,847,000 and $537,520,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .15%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .43% of average net assets.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC   RETAINED BY FDC

CLASS A   $ 96,000      $ 0

CLASS T    14,782,000    105,000

CLASS B    958,000       720,000

CLASS C    388,000       273,000

          $ 16,224,000  $ 1,098,000


SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 296,000    $ 115,000

CLASS T    961,000      273,000

CLASS B    228,000      228,000 *

CLASS C    17,000       17,000 *

          $ 1,502,000  $ 633,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 79,000     .20

CLASS T                 5,359,000   .18

CLASS B                 212,000     .22

CLASS C                 74,000      .19

INSTITUTIONAL CLASS     117,000     .17

                       $ 5,841,000

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $226,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $280,000. The fund received cash collateral of $305,000 which was invested in cash equivalents.

6. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $3,482,000. The weighted average interest rate was 5.17%.

7. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $361,000 under this arrangement.

In addition, through an arrangement with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $15,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

Class A   $ 2,000

8. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 13% of the total outstanding shares of the fund.

9. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

AMOUNTS IN THOUSANDS        YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,   YEAR ENDED OCTOBER 31,

                            1999                     1998                           1998A

FROM NET INVESTMENT INCOME

Class A                     $ 939                    $ -                            $ 338

Class T                      74,262                   -                              83,919

Class B                      1,847                    -                              696

Class C                      731                      -                              203

Institutional Class          2,037                    -                              1,529

Total                       $ 79,816                 $ -                            $ 86,685

FROM NET REALIZED GAIN

Class A                     $ 1,512                  $ -                            $ 553

Class T                      269,024                  -                              193,978

Class B                      5,204                    -                              1,214

Class C                      1,905                    -                              13

Institutional Class          5,662                    -                              2,464

Total                       $ 283,307                $ -                            $ 198,222

                            $ 363,123                $ -                            $ 284,907


A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1998.

10. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

AMOUNTS IN THOUSANDS SHARES


                                YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEAR ENDED OCTOBER 31,

                                1999                     1998                          1998A

CLASS A Shares sold              2,611                    55                            505

Reinvestment of distributions    128                      -                             45

Shares redeemed                  (399)                    (14)                          (147)

Net increase (decrease)          2,340                    41                            403

CLASS T Shares sold              28,944                   1,793                         25,522

Reinvestment of distributions    17,793                   -                             14,265

Shares redeemed                  (46,676)                 (2,264)                       (43,766)

Net increase (decrease)          61                       (471)                         (3,979)

CLASS B Shares sold              4,784                    246                           2,157

Reinvestment of distributions    349                      -                             93

Shares redeemed                  (1,332)                  (29)                          (437)

Net increase (decrease)          3,801                    217                           1,813

CLASS C Shares sold              2,102                    47                            1,132

Reinvestment of distributions    109                      -                             9

Shares redeemed                  (441)                    (49)                          (78)

Net increase (decrease)          1,770                    (2)                           1,063

INSTITUTIONAL CLASS Shares       1,124                    47                            2,017
sold

Reinvestment of distributions    406                      -                             209

Shares redeemed                  (1,107)                  (49)                          (1,137)

Net increase (decrease)          423                      (2)                           1,089



AMOUNTS IN THOUSANDS SHARES     DOLLARS


                                YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEAR ENDED  OCTOBER 31,

                                1999                     1998                          1998A

CLASS A Shares sold             $ 49,162                 $ 1,069                       $ 9,665

Reinvestment of distributions    2,356                    -                             832

Shares redeemed                  (7,485)                  (275)                         (2,810)

Net increase (decrease)         $ 44,033                 $ 794                         $ 7,687

CLASS T Shares sold             $ 546,131                $ 35,217                      $ 487,737

Reinvestment of distributions    325,900                  -                             263,355

Shares redeemed                  (877,940)                (44,571)                      (837,890)

Net increase (decrease)         $ (5,909)                $ (9,354)                     $ (86,798)

CLASS B Shares sold             $ 89,864                 $ 4,821                       $ 41,474

Reinvestment of distributions    6,381                    -                             1,711

Shares redeemed                  (24,790)                 (572)                         (8,440)

Net increase (decrease)         $ 71,455                 $ 4,249                       $ 34,745

CLASS C Shares sold             $ 39,467                 $ 924                         $ 21,768

Reinvestment of distributions    2,008                    -                             173

Shares redeemed                  (8,264)                  (973)                         (1,484)

Net increase (decrease)         $ 33,211                 $ (49)                        $ 20,457

INSTITUTIONAL CLASS Shares      $ 21,324                 $ 933                         $ 39,736
sold

Reinvestment of distributions    7,458                    -                             3,869

Shares redeemed                  (20,805)                 (960)                         (21,809)

Net increase (decrease)         $ 7,977                  $ (27)                        $ 21,796


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1998.

INDEPENDENT AUDITORS' REPORT

To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Balanced Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Balanced Fund as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the one month ended November 30, 1998, and the year ended October 31, 1998, and the financial highlights for the one month ended November 30, 1998 and for each of the years in the four-year period ended October 31, 1998, were audited by other auditors whose report, dated January 4, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Balanced Fund at November 30,1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
   DELOITTE & TOUCHE LLP
   Boston, Massachusetts
   January 7, 2000

DISTRIBUTIONS

The Board of Trustees of Fidelity Advisor Balanced Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

        PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Class A 12/20/99 12/17/99    $.11      $.76
         1/10/00 1/7/00      -         $.05
Class T 12/20/99 12/17/99    $.10      $.76
         1/10/00 1/7/00      -         $.05
Class B 12/20/99 12/17/99    $.07      $.76
         1/10/00 1/7/00      -         $.05
Class C 12/20/99 12/17/99    $.08      $.76
         1/10/00 1/7/00      -         $.05

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 7.92% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A total of 36%, 33%, 52% and 56% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.






INVESTMENT ADVISER
Fidelity Management &
Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Kevin Grant, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributions Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified
 International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
 Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)


(2_FIDELITY_LOGOS)
FIDELITY(REGISTERED TRADEMARK) ADVISOR
(registered trademark)
BALANCED FUND -
INSTITUTIONAL CLASS

ANNUAL REPORT

NOVEMBER 30, 1999

CONTENTS

PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     6   The managers' review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            9   A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   10  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          40  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets,  as
                                  well as financial highlights.

NOTES                         49  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  58  The auditors' opinion.

DISTRIBUTIONS                 59

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500 SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR BALANCED FUND - INSTITUTIONAL CLASS

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV BALANCED - INST CL    5.95%        83.09%        199.06%

Fidelity Balanced Composite        12.26%       144.46%       267.69%

 S&P 500 (registered trademark)    20.90%       236.51%       415.33%

 LB Aggregate Bond                 -0.04%       46.83%        111.49%

Balanced Funds Average             8.93%        108.48%       202.18%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Fidelity Balanced Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 444 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV BALANCED - INST CL  5.95%        12.86%        11.58%

Fidelity Balanced Composite      12.26%       19.58%        13.91%

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS

             FA Balanced -CL I           60 S&P/40 LB Agg            S&P 500                     LB Aggregate Bond
             00642                       F0021                       SP001                       LB001
  1989/11/30      10000.00                    10000.00                    10000.00                    10000.00
  1989/12/31      10098.83                    10154.80                    10240.00                    10027.00
  1990/01/31       9610.31                     9697.63                     9552.90                     9907.68
  1990/02/28       9635.58                     9785.10                     9676.13                     9939.38
  1990/03/31       9770.45                     9943.43                     9932.55                     9946.34
  1990/04/30       9642.56                     9757.68                     9684.23                     9854.83
  1990/05/31      10000.64                    10444.04                    10628.44                    10146.54
  1990/06/30      10043.06                    10468.69                    10556.17                    10309.90
  1990/07/31      10017.18                    10506.37                    10522.39                    10452.17
  1990/08/31       9404.59                     9880.19                     9571.17                    10312.11
  1990/09/30       9187.52                     9624.30                     9105.05                    10397.70
  1990/10/31       9100.10                     9648.36                     9065.90                    10529.76
  1990/11/30       9510.96                    10105.30                     9651.56                    10756.15
  1990/12/31       9801.63                    10337.52                     9920.84                    10923.94
  1991/01/31      10307.69                    10659.23                    10353.38                    11059.40
  1991/02/28      10911.41                    11152.75                    11093.65                    11153.40
  1991/03/31      11188.55                    11345.47                    11362.12                    11230.36
  1991/04/30      11403.71                    11410.82                    11389.39                    11351.65
  1991/05/31      11878.87                    11733.06                    11881.41                    11417.49
  1991/06/30      11635.41                    11408.29                    11337.24                    11411.78
  1991/07/31      12133.03                    11790.70                    11865.55                    11570.40
  1991/08/31      12440.65                    12060.23                    12146.77                    11820.32
  1991/09/30      12532.25                    12037.32                    11943.92                    12060.28
  1991/10/31      12897.36                    12187.54                    12103.97                    12194.15
  1991/11/30      12596.14                    11937.70                    11616.18                    12306.33
  1991/12/31      13181.37                    12898.92                    12945.07                    12671.83
  1992/01/31      13268.09                    12684.80                    12704.29                    12499.49
  1992/02/29      13547.52                    12816.72                    12869.44                    12580.74
  1992/03/31      13499.43                    12638.06                    12618.49                    12510.29
  1992/04/30      13606.33                    12897.39                    12989.47                    12600.36
  1992/05/31      13878.46                    13032.81                    13053.12                    12838.51
  1992/06/30      13752.27                    12988.24                    12858.63                    13015.68
  1992/07/31      14153.86                    13412.95                    13384.55                    13281.20
  1992/08/31      14153.86                    13302.16                    13110.16                    13415.34
  1992/09/30      14270.96                    13459.66                    13264.86                    13574.98
  1992/10/31      14221.61                    13416.32                    13311.29                    13394.44
  1992/11/30      14310.44                    13691.89                    13765.21                    13397.11
  1992/12/31      14394.00                    13880.02                    13934.52                    13610.13
  1993/01/31      14665.59                    14056.57                    14051.57                    13871.44
  1993/02/28      14978.95                    14269.67                    14242.67                    14114.19
  1993/03/31      15544.30                    14474.30                    14543.19                    14173.47
  1993/04/30      15986.62                    14304.66                    14191.25                    14272.69
  1993/05/31      16292.03                    14542.12                    14571.57                    14291.24
  1993/06/30      16187.13                    14672.70                    14613.83                    14549.91
  1993/07/31      16356.96                    14670.94                    14555.37                    14632.85
  1993/08/31      16951.38                    15107.26                    15107.02                    14888.92
  1993/09/30      16792.89                    15053.78                    14990.70                    14929.12
  1993/10/31      17017.51                    15263.02                    15301.01                    14984.36
  1993/11/30      16792.89                    15124.13                    15155.65                    14856.99
  1993/12/31      17223.16                    15266.60                    15339.03                    14937.22
  1994/01/31      17701.89                    15660.48                    15860.56                    15138.87
  1994/02/28      17390.15                    15296.84                    15430.73                    14875.46
  1994/03/31      16695.63                    14745.54                    14757.95                    14508.03
  1994/04/30      16560.99                    14811.60                    14946.86                    14391.97
  1994/05/31      16628.31                    14956.76                    15191.98                    14390.53
  1994/06/30      16312.74                    14723.73                    14819.78                    14358.87
  1994/07/31      16628.18                    15130.70                    15305.87                    14644.61
  1994/08/31      16830.96                    15510.17                    15933.41                    14662.19
  1994/09/30      16718.48                    15190.97                    15543.04                    14446.65
  1994/10/31      16560.44                    15390.58                    15892.76                    14433.65
  1994/11/30      16334.67                    15040.73                    15313.95                    14401.90
  1994/12/31      16345.96                    15216.07                    15541.05                    14501.27
  1995/01/31      16300.43                    15573.31                    15944.03                    14788.39
  1995/02/28      16585.00                    16085.71                    16565.37                    15140.36
  1995/03/31      16860.56                    16409.77                    17054.21                    15232.71
  1995/04/30      17044.20                    16791.62                    17556.46                    15445.97
  1995/05/31      17377.05                    17454.25                    18258.19                    16043.73
  1995/06/30      17585.67                    17748.50                    18682.33                    16160.85
  1995/07/31      17851.77                    18086.00                    19301.84                    16125.30
  1995/08/31      17909.61                    18200.78                    19350.28                    16320.41
  1995/09/30      18094.09                    18732.24                    20166.87                    16478.72
  1995/10/31      18012.22                    18789.52                    20094.87                    16692.94
  1995/11/30      18503.46                    19397.18                    20977.04                    16943.34
  1995/12/31      18797.75                    19729.95                    21381.05                    17180.55
  1996/01/31      18952.51                    20185.01                    22108.86                    17293.94
  1996/02/29      18654.89                    20156.79                    22313.81                    16993.02
  1996/03/31      18513.04                    20216.81                    22528.70                    16874.07
  1996/04/30      18501.03                    20350.33                    22860.77                    16779.58
  1996/05/31      18597.08                    20648.95                    23450.35                    16746.02
  1996/06/30      18705.88                    20806.83                    23539.69                    16970.41
  1996/07/31      18317.69                    20277.75                    22499.71                    17016.23
  1996/08/31      18451.13                    20520.56                    22974.23                    16987.31
  1996/09/30      19192.75                    21356.32                    24267.22                    17282.89
  1996/10/31      19706.51                    21899.37                    24936.51                    17666.57
  1996/11/30      20770.73                    23042.38                    26821.46                    17968.66
  1996/12/31      20429.44                    22682.79                    26290.13                    17801.56
  1997/01/31      21138.19                    23561.24                    27932.73                    17856.74
  1997/02/28      21473.91                    23695.64                    28151.73                    17901.38
  1997/03/31      20745.98                    23006.24                    26994.97                    17702.68
  1997/04/30      21611.97                    23968.36                    28606.57                    17968.22
  1997/05/31      22490.50                    24934.95                    30348.14                    18138.91
  1997/06/30      23355.45                    25723.90                    31707.74                    18354.77
  1997/07/31      24645.24                    27229.82                    34230.72                    18850.35
  1997/08/31      23570.41                    26221.99                    32313.12                    18690.12
  1997/09/30      24532.39                    27238.93                    34082.90                    18966.73
  1997/10/31      24035.11                    26851.05                    32944.54                    19241.75
  1997/11/30      24608.89                    27646.22                    34469.54                    19330.26
  1997/12/31      25111.91                    28042.72                    35061.38                    19525.50
  1998/01/31      25359.45                    28372.39                    35449.16                    19775.42
  1998/02/28      26294.62                    29591.04                    38005.75                    19759.60
  1998/03/31      27233.43                    30540.50                    39952.03                    19826.79
  1998/04/30      27427.55                    30788.37                    40353.94                    19929.89
  1998/05/31      27385.96                    30587.81                    39660.26                    20119.22
  1998/06/30      28000.13                    31437.09                    41271.26                    20289.90
  1998/07/31      27958.20                    31262.89                    40831.72                    20332.95
  1998/08/31      25050.54                    28754.44                    34928.27                    20663.90
  1998/09/30      26379.68                    30128.92                    37165.78                    21147.68
  1998/10/31      27267.46                    31535.75                    40188.84                    21036.11
  1998/11/30      28225.70                    32754.02                    42624.69                    21155.24
  1998/12/31      29145.71                    33925.79                    45080.72                    21218.86
  1999/01/31      29503.22                    34873.99                    46966.00                    21370.42
  1999/02/28      28957.44                    33980.10                    45506.29                    20997.30
  1999/03/31      29720.57                    34871.24                    47327.00                    21113.80
  1999/04/30      30788.19                    35725.79                    49159.97                    21180.72
  1999/05/31      30050.27                    35093.94                    47999.31                    20994.33
  1999/06/30      30715.15                    36217.74                    50663.27                    20927.29
  1999/07/31      30003.05                    35478.47                    49081.56                    20839.39
  1999/08/31      29639.09                    35365.89                    48838.61                    20828.81
  1999/09/30      29093.78                    34948.42                    47499.94                    21070.51
  1999/10/31      29890.43                    36326.91                    50505.74                    21148.25
  1999/11/30      29906.36                    36769.02                    51532.52                    21149.00
IMATRL PRASUN   SHR__CHT 19991130 19991215 155659 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Institutional Class on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $29,906 - a 199.06% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $51,533 - a 415.33% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,149 - a 111.49% increase. You can also look at how the Fidelity Balanced Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $36,769 - a 267.69% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

FUND TALK: THE MANAGERS' OVERVIEW

MARKET RECAP

Technology stocks garnered the lion's
share of investors' affection, outpacing the broader market by a wide margin during the 12-month period that ended
November 30, 1999. But rising interest
rates spurred by strength in the
economy, along with several moves by
the Federal Reserve Board to tighten
monetary policy, kept most stocks
longing for attention during this time
frame. Tech stocks, seemingly bent on
re-writing the record books, shook off
the interest-rate concerns that
beleaguered most stocks over the
course of the period. The
technology-rich NASDAQ index
delivered a series of new highs en route to closing out the period up 71.64%.
The Standard & Poor's 500 Index, itself
powered by the narrow advances of a
small group of technology-oriented
stocks, posted a return of 20.90%.
For bonds, it was an uphill battle the
whole way. A deteriorating rate
picture weighed heavily on investors, as bond prices generally declined during the period. Treasuries had the roughest time of it, wilting as all of 1998's interest-rate cuts evaporated in the span of a year. The struggle wasn't as pronounced elsewhere in the bond market, as spread sectors - namely, corporates, mortgages and agencies
- maintained their edge over
comparable duration Treasuries. As a
group, though, bonds couldn't keep
from slipping into the red, with the
Lehman Brothers Aggregate Bond
Index - a widely followed measure
of taxable-bond performance -
retreating 0.04%.

(photograph of John Avery)

An interview with John Avery (right), Lead Portfolio Manager of
Fidelity Advisor Balanced Fund, and Kevin Grant, manager for fixed-income investments

Q. HOW DID THE FUND PERFORM, JOHN?

J.A. For the 12 months that ended November 30, 1999, the fund's Institutional Class shares returned 5.95%, while the balanced funds average tracked by Lipper Inc. returned 8.93% over the same period. Given the fund's mix of equities and fixed-income securities, its returns typically fall somewhere between those of its two benchmark indexes - the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, which had 12-month returns of 20.90% and -0.04%, respectively.

Q. WHAT AFFECTED THE FUND'S PERFORMANCE RELATIVE TO THAT OF ITS PEERS AND BENCHMARKS?

J.A. Simply put, our underexposure to technology hurt. The fund was, in essence, left by the wayside during the narrowly led advances of technology stocks over the past 12 months. I found it difficult gaining adequate exposure to the high-tech segment of the market, an area I deemed far too richly valued. With technology representing over one-quarter of the S&P 500 index - and even more in some cases with respect to the fund's peer group - relative performance struggled to keep pace during the sector's powerful rally.

Q. WHAT OTHER FACTORS INFLUENCED FUND PERFORMANCE?

J.A. With the notable exception of some of the strong, larger names, such as American Express and American International Group, the fund's overweighting in financials relative to its peers during a period of rising interest rates detracted from returns. Many of our investments in health care, most notably our stake in pharmaceutical firms, also hurt performance. Investors punished the group for delivering earnings growth that continued to lag the broader market. On the plus side, the fund's positioning in energy helped, as a bullish market for oil and related products fueled the industry's strong advances.

Q. WHAT STOCKS HELPED PERFORMANCE? WHICH HURT?

J.A. Telecommunications giant MCI WorldCom helped quite a bit, and gave the fund exposure to the development of the Internet and the soaring demand for voice and data delivery. Along those same lines, Texas Instruments and Motorola were each big winners in the cellular bonanza. GE rose sharply on consistently impressive earnings growth related to the robustness of its underlying businesses. Switching to detractors, Philip Morris continued its period-long swoon caused by tobacco-related litigation. Eli Lilly was one of the drug stocks we owned that faltered on deteriorating sales of its key product, Prozac. Some of the financial stocks that hurt included Freddie Mac and US Bancorp.

Q. TURNING TO YOU, KEVIN, HOW DID THE BOND PORTION OF THE FUND
PERFORM?

K.G. It was a difficult environment overall for bonds, as interest rates rose steadily over the course of the period. In managing the fund's fixed-income investments, I relied on sector allocation to help pave an alternate path, one that led to positive returns. We reaped the rewards of having an overweighting in spread sectors - namely, corporates, mortgages and asset-backed securities - relative to the Lehman Brothers index, as these securities outperformed Treasuries during the 12-month period. Our stake in mortgage securities also helped, as this sector benefited from favorable prepayment levels, as well as declining interest-rate volatility later in the period. Within corporates, we found ourselves in the right areas of the market. Our stake in various telecommunications and energy names proved particularly beneficial for the fund's bond subportfolio.

Q. JOHN, WHAT'S YOUR OUTLOOK?

J.A. I'm cautiously optimistic. Even with higher interest rates, many companies continue to do very well, and more money continues to pour into stocks. I'll remain focused on individual company fundamentals, trying to add value from the bottom up. Due to their high valuations, the fund will assuredly miss out on the growth potential pervading the dot.com universe. However, to fill the void, I intend to pursue those companies with strong businesses and attractive valuations that are ideally positioned to benefit either directly or indirectly from the technology boom.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

JOHN AVERY DISCUSSES
TECHNOLOGY AND ITS IMPACT
ON BALANCED FUND INVESTING:

"When I look at my peer group,
it doesn't take long to see how
technology has transformed the
balanced fund universe. In the
past, traditional balanced funds
were known for their very
conservative investment styles.
Over the past two years or so,
we've seen them evolve to
something much `growthier' in
nature. Given this fund's growth
and income investment approach,
with an emphasis on growth at a
reasonable price, it has become
quite challenging for me to find
high-growth stocks within our
narrow valuation parameters. So,
today, in an attempt to add
comparable benefit to the fund, I
have to work hard reaching for
growth, taking hold of
opportunities that the bulls have
otherwise overlooked in their
haste. When it comes to
technology, I feel that value is truly
in the eyes of the beholder. Take
Microsoft, for example. Arguably the
biggest value stock in the entire
technology sector, Microsoft
presented the fund with a
tremendous buying opportunity, as
the stock traded flat in a tech-driven
market. Federal antitrust litigation
tempered the company's strong
business fundamentals and limited
the stock's advances. I've found that
in order to be successful, you have to
be creative in terms of how you
define technology and how you fit
it in the fund's investment-style
box."

FUND FACTS

GOAL: both income and
growth of capital

START DATE: January 6, 1987

SIZE: as of November 30,
1999, more than $3.1
billion

MANAGER: John Avery, since
1998, and Kevin Grant,
since 1996; John Avery
joined Fidelity in 1995;
Kevin Grant joined Fidelity in
1993
(checkmark)

INVESTMENT CHANGES


TOP FIVE STOCKS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Microsoft Corp.                 2.8                      0.6

General Electric Co.            2.5                      1.2

American Express Co.            2.0                      0.9

MCI WorldCom, Inc.              1.9                      2.6

Exxon Corp.                     1.8                      1.9

                                11.0                     7.2

TOP FIVE BOND ISSUERS AS OF
NOVEMBER 30, 1999

(WITH MATURITIES GREATER THAN  % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
ONE YEAR)                                               MONTHS AGO

Fannie Mae                      8.6                      7.2

U.S. Treasury Obligations       5.3                      3.6

Government National Mortgage    1.8                      1.9
Association

Comdisco, Inc.                  0.5                      0.5

Freddie Mac                     0.4                      0.0

                                16.6                     13.2

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

FINANCE                         15.0                     15.6

TECHNOLOGY                      12.6                     6.9

UTILITIES                       12.0                     13.1

HEALTH                          6.8                      5.0

MEDIA & LEISURE                 6.3                      5.0



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                      AS OF MAY 31, 1999 **

                       Stocks 61.8%                                                    Stocks 61.8%

                        Bonds 32.2%                                                     Bonds 30.7%

                        Convertible  Securities 1.9%                                    Convertible  Securities 0.9%

                        Short-Term  Investments and                                     Short-Term  Investments and
                        Net Other Assets 4.1%                                           Net Other Assets 6.6%

* FOREIGN  INVESTMENTS                                3.9%      ** FOREIGN INVESTMENTS                                4.9%




Row: 1, Col: 1, Value: 61.8
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 32.2
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 1.9
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.1

Row: 1, Col: 1, Value: 61.8
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 30.7
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.9
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.6

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS NOVEMBER 30, 1999
Showing Percentage of Net Assets


COMMON STOCKS - 60.8%

                                 SHARES                  VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.4%

AEROSPACE & DEFENSE - 0.9%

Boeing Co.                        196,200                $ 8,007

Textron, Inc.                     273,700                 19,450

                                                          27,457

SHIP BUILDING & REPAIR - 0.5%

General Dynamics Corp.            327,500                 16,887

TOTAL AEROSPACE & DEFENSE                                 44,344

BASIC INDUSTRIES - 3.9%

CHEMICALS & PLASTICS - 2.8%

Celanese AG (a)                   27,890                  445

E.I. du Pont de Nemours and       182,320                 10,837
Co.

Hoechst AG                        278,900                 13,762

Monsanto Co.                      475,100                 20,043

Praxair, Inc.                     713,800                 31,853

Sealed Air Corp. (a)              172,400                 8,103

                                                          85,043

IRON & STEEL - 0.1%

AK Steel Holding Corp.            210,300                 3,483

METALS & MINING - 0.9%

Alcoa, Inc.                       444,900                 29,141

PACKAGING & CONTAINERS - 0.1%

Crown Cork & Seal Co., Inc.       197,300                 4,020

TOTAL BASIC INDUSTRIES                                    121,687

CONSTRUCTION & REAL ESTATE -
0.2%

BUILDING MATERIALS - 0.2%

Masco Corp.                       281,500                 7,108

DURABLES - 1.2%

AUTOS, TIRES, & ACCESSORIES -
0.3%

Ford Motor Co.                    179,600                 9,070

CONSUMER DURABLES - 0.7%

Minnesota Mining &                244,500                 23,365
Manufacturing Co.

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

HOME FURNISHINGS - 0.2%

Leggett & Platt, Inc.             288,500                $ 6,185

TOTAL DURABLES                                            38,620

ENERGY - 5.2%

ENERGY SERVICES - 0.9%

Baker Hughes, Inc.                272,100                 6,871

Halliburton Co.                   238,800                 9,239

Schlumberger Ltd.                 191,600                 11,508

                                                          27,618

OIL & GAS - 4.3%

BP Amoco PLC                      1,984,118               20,151

Chevron Corp.                     128,800                 11,407

Exxon Corp.                       709,100                 56,240

Mobil Corp.                       135,200                 14,103

Sunoco, Inc.                      224,000                 5,726

Texaco, Inc.                      157,900                 9,622

USX-Marathon Group                566,900                 14,987

                                                          132,236

TOTAL ENERGY                                              159,854

FINANCE - 11.1%

BANKS - 2.7%

Bank of America Corp.             327,400                 19,153

Bank of New York Co., Inc.        885,300                 35,301

Chase Manhattan Corp.             298,300                 23,044

Wells Fargo & Co.                 148,100                 6,887

                                                          84,385

CREDIT & OTHER FINANCE - 3.4%

American Express Co.              401,700                 60,782

Arcadia Financial Ltd.            46                      0
warrants 3/15/07 (a)

Associates First Capital          499,738                 16,616
Corp. Class A

Citigroup, Inc.                   502,950                 27,096

                                                          104,494

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

FEDERAL SPONSORED CREDIT - 3.0%

Fannie Mae                        660,600                $ 44,012

Freddie Mac                       981,300                 48,452

                                                          92,464

INSURANCE - 1.8%

AFLAC, Inc.                       221,000                 10,580

American International Group,     341,850                 35,296
Inc.

Hartford Financial Services       225,400                 10,523
Group, Inc.

                                                          56,399

SECURITIES INDUSTRY - 0.2%

Morgan Stanley Dean Witter &      59,500                  7,177
Co.

TOTAL FINANCE                                             344,919

HEALTH - 6.5%

DRUGS & PHARMACEUTICALS - 5.5%

American Home Products Corp.      321,100                 16,697

Bristol-Myers Squibb Co.          368,380                 26,915

Eli Lilly & Co.                   474,200                 34,024

Merck & Co., Inc.                 415,500                 32,617

Schering-Plough Corp.             637,100                 32,572

Warner-Lambert Co.                303,400                 27,211

                                                          170,036

MEDICAL EQUIPMENT & SUPPLIES
- 1.0%

Abbott Laboratories               239,600                 9,105

Johnson & Johnson                 222,000                 23,033

                                                          32,138

TOTAL HEALTH                                              202,174

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.2%

ELECTRICAL EQUIPMENT - 2.5%

General Electric Co.              592,300                 76,999

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.7%

Caterpillar, Inc.                 101,100                 4,689

Ingersoll-Rand Co.                201,000                 9,736

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

The Stanley Works                 298,000                $ 9,275

Tyco International Ltd.           698,990                 28,003

                                                          51,703

TOTAL INDUSTRIAL MACHINERY &                              128,702
EQUIPMENT

MEDIA & LEISURE - 2.6%

BROADCASTING - 1.7%

Benedek Communications Corp.      10,500                  21
warrants 7/1/07 (a)

CBS Corp. (a)                     350,700                 18,236

CS Wireless Systems, Inc.         109                     0
(a)(g)

MediaOne Group, Inc.              19,500                  1,545

NTL, Inc. warrants 10/14/08       2,137                   107
(a)

Teletrac Holdings, Inc.           380                     0
warrants 8/1/07 (a)

Time Warner, Inc.                 501,746                 30,951

UIH Australia/Pacific, Inc.       4,430                   133
warrants 5/15/06 (a)

                                                          50,993

PUBLISHING - 0.5%

McGraw-Hill Companies, Inc.       297,000                 16,836

RESTAURANTS - 0.4%

McDonald's Corp.                  254,600                 11,457

TOTAL MEDIA & LEISURE                                     79,286

NONDURABLES - 1.3%

FOODS - 0.4%

Nabisco Group Holdings Corp.      283,600                 3,279

Nabisco Holdings Corp. Class A    245,400                 8,175

                                                          11,454

HOUSEHOLD PRODUCTS - 0.6%

Clorox Co.                        205,600                 9,162

Procter & Gamble Co.              98,700                  10,660

                                                          19,822

TOBACCO - 0.3%

Philip Morris Companies, Inc.     355,020                 9,341

TOTAL NONDURABLES                                         40,617

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - 2.4%

APPAREL STORES - 0.0%

Mothers Work, Inc. (a)(j)         70                     $ 1

DRUG STORES - 0.3%

CVS Corp.                         221,200                 8,779

GENERAL MERCHANDISE STORES -
1.1%

Dayton Hudson Corp.               91,400                  6,449

Wal-Mart Stores, Inc.             485,500                 27,977

                                                          34,426

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.0%

Home Depot, Inc.                  253,400                 20,034

Lowe's Companies, Inc.            197,400                 9,833

                                                          29,867

TOTAL RETAIL & WHOLESALE                                  73,073

SERVICES - 0.3%

H&R Block, Inc.                   220,200                 9,469

TECHNOLOGY - 11.7%

COMMUNICATIONS EQUIPMENT - 2.7%

Cisco Systems, Inc. (a)           428,200                 38,190

Lucent Technologies, Inc.         456,700                 33,368

Tellabs, Inc. (a)                 196,000                 12,716

                                                          84,274

COMPUTER SERVICES & SOFTWARE
- 3.7%

America Online, Inc. (a)          157,800                 11,470

Automatic Data Processing,        345,700                 17,069
Inc.

Microsoft Corp. (a)               949,400                 86,440

                                                          114,979

COMPUTERS & OFFICE EQUIPMENT
- 2.0%

Compaq Computer Corp.             338,300                 8,267

Hewlett-Packard Co.               74,200                  7,040

International Business            118,822                 12,246
Machines Corp.

Pitney Bowes, Inc.                727,300                 34,865

                                                          62,418

ELECTRONICS - 3.3%

Insilco Corp. warrants            600                     0
8/15/07 (a)

Intel Corp.                       227,800                 17,469

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Motorola, Inc.                    422,900                $ 48,316

Texas Instruments, Inc.           366,900                 35,245

                                                          101,030

TOTAL TECHNOLOGY                                          362,701

TRANSPORTATION - 0.4%

RAILROADS - 0.4%

Burlington Northern Santa Fe      200,000                 5,800
Corp.

Union Pacific Corp.               143,700                 6,763

                                                          12,563

UTILITIES - 8.4%

CELLULAR - 1.9%

ALLTEL Corp.                      346,700                 29,990

Loral Orion Network Systems,
Inc.:

warrants 1/15/07 (CV ratio        6,760                   46
 .47) (a)

warrants 1/15/07 (CV ratio        1,445                   13
 .6) (a)

Mannesmann AG (Reg.)              29,700                  6,263

McCaw International Ltd.          6,190                   14
warrants 4/15/07 (a)(g)

Nextel Communications, Inc.       97,300                  9,645
Class A (a)

Orbital Imaging Corp.             120                     2
warrants 3/1/05 (a)(g)

Sprint Corp. Series 1 (PCS        56,500                  5,184
Group)

Vodafone AirTouch PLC             147,250                 6,948
sponsored ADR

                                                          58,105

ELECTRIC UTILITY - 0.6%

CMS Energy Corp.                  290,500                 9,659

Entergy Corp.                     226,500                 6,243

PG&E Corp.                        148,900                 3,332

                                                          19,234

TELEPHONE SERVICES - 5.9%

AT&T Corp.                        898,631                 50,211

BellSouth Corp.                   196,100                 9,057

KMC Telecom Holdings, Inc.        610                     2
warrants 4/15/08 (a)(g)

MCI WorldCom, Inc. (a)            710,013                 58,709

Pathnet, Inc. warrants            1,230                   12
4/15/08 (a)(g)

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

SBC Communications, Inc.          920,984                $ 47,834

Sprint Corp. (FON Group)          270,100                 18,739

                                                          184,564

TOTAL UTILITIES                                           261,903

TOTAL COMMON STOCKS                           1,887,020
(Cost $1,405,183)

PREFERRED STOCKS - 2.6%



CONVERTIBLE PREFERRED STOCKS
- 1.6%

BASIC INDUSTRIES - 0.1%

CHEMICALS & PLASTICS - 0.1%

Monsanto Co. $1.625 ACES          92,100                  3,598

DURABLES - 0.0%

AUTOS, TIRES, & ACCESSORIES -
0.0%

Automatic Common Exchangeable     59,900                  562
Securities Trust II
(Republic Industries) $1.55
ACES

ENERGY - 0.0%

OIL & GAS - 0.0%

Apache Corp. $2.015 ACES          12,000                  407

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

ELECTRICAL EQUIPMENT - 0.1%

Loral Space & Communications      70,900                  3,518
Ltd. Series C, $3.00 (g)

MEDIA & LEISURE - 1.4%

BROADCASTING - 1.3%

Comcast Corp.:

$1.44                             41,400                  3,677

$1.63                             111,800                 10,202

Cox Communications, Inc.          82,300                  7,366
$6.858

MediaOne Group, Inc.:

$3.04                             137,200                 6,140

(Vodafone AirTouch PLC) $3.63     114,500                 11,679
PIES

                                                          39,064

PREFERRED STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

MEDIA & LEISURE - CONTINUED

LODGING & GAMING - 0.1%

Host Marriott Financial Trust     70,900                 $ 2,393
$3.375 QUIPS (g)

TOTAL MEDIA & LEISURE                                     41,457

TOTAL CONVERTIBLE PREFERRED                               49,542
STOCKS

NONCONVERTIBLE PREFERRED
STOCKS - 1.0%

ENERGY - 0.0%

ENERGY SERVICES - 0.0%

R&B Falcon Corp. 13.875%          781                     812

FINANCE - 0.0%

INSURANCE - 0.0%

American Annuity Group            1,000                   954
Capital Trust II 8.875%

HEALTH - 0.1%

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Fresenius Medical Care            1,331                   1,225
Capital Trust II 7.875%

MEDIA & LEISURE - 0.2%

BROADCASTING - 0.2%

Adelphia Communications Corp.     5,170                   579
$13.00

Citadel Broadcasting Co.          4,516                   519
Series B, 13.25% pay-in-kind

CSC Holdings, Inc.:

11.125% pay-in-kind               35,508                  3,853

Series H, 11.75% pay-in-kind      9,570                   1,048

Granite Broadcasting Corp.        1,007                   1,027
12.75% pay-in-kind

                                                          7,026

TECHNOLOGY - 0.0%

COMPUTER SERVICES & SOFTWARE
- 0.0%

Concentric Network Corp.          858                     815
13.5% pay-in-kind

PREFERRED STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

UTILITIES - 0.7%

CELLULAR - 0.3%

Nextel Communications, Inc.:

11.125% pay-in-kind               3,525                  $ 3,525

Series D, 13% pay-in-kind         3,551                   3,800

                                                          7,325

TELEPHONE SERVICES - 0.4%

e.spire Communications, Inc.:

12.75% pay-in-kind                1,138                   193

14.75% pay-in-kind                347                     62

ICG Holdings, Inc.:

14% pay-in-kind                   3                       3

14.25% pay-in-kind                2,093                   1,873

Intermedia Communications,        2,927                   2,781
Inc. 13.5% pay-in-kind

IXC Communications, Inc.          972                     1,064
12.5% pay-in-kind

NEXTLINK Communications, Inc.     114,633                 5,904
14% pay-in-kind

WinStar Communications, Inc.      608                     492
14.25% (a)

                                                          12,372

TOTAL UTILITIES                                           19,697

TOTAL NONCONVERTIBLE                                      30,529
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                        80,071
(Cost $79,275)



CORPORATE BONDS - 13.9%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)

CONVERTIBLE BONDS - 0.3%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

POLLUTION CONTROL - 0.1%

WMX Technologies, Inc. 2%         Ba3       $ 3,511                             2,870
1/24/05

MEDIA & LEISURE - 0.1%

BROADCASTING - 0.1%

Liberty Media Corp. 4%            Baa3       1,970                              2,236
11/15/29 (g)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

CONVERTIBLE BONDS - CONTINUED

TECHNOLOGY - 0.1%

COMPUTER SERVICES & SOFTWARE
- 0.1%

Amazon.com, Inc. 4.75% 2/1/09     Caa3      $ 2,005                            $ 2,489
(g)

TOTAL CONVERTIBLE BONDS                                                         7,595

NONCONVERTIBLE BONDS - 13.6%

AEROSPACE & DEFENSE - 0.1%

DEFENSE ELECTRONICS - 0.1%

Raytheon Co. 6.45% 8/15/02        Baa2       2,780                              2,717

BASIC INDUSTRIES - 0.5%

CHEMICALS & PLASTICS - 0.3%

Georgia Gulf Corp. 10.375%        B1         110                                115
11/1/07 (g)

Huntsman Corp.:

9.5% 7/1/07 (g)                   B2         600                                564

9.5% 7/1/07 (g)                   B2         2,780                              2,613

Huntsman ICI Chemicals LLC        B2         730                                746
10.125% 7/1/09 (g)

Lyondell Chemical Co.:

9.625% 5/1/07                     Ba3        1,090                              1,123

9.875% 5/1/07                     Ba3        1,130                              1,161

10.875% 5/1/09                    B2         1,140                              1,186

Zeneca Specialty Chemicals        B2         480                                492
PLC 11% 7/1/09 (g)

                                                                                8,000

IRON & STEEL - 0.0%

Republic Tech International       B3         630                                441
LLC/RTI Capital Corp. 13.75%
7/15/09 unit (g)

METALS & MINING - 0.0%

Kaiser Aluminum & Chemical
Corp.:

9.875% 2/15/02                    B1         150                                149

12.75% 2/1/03                     B3         470                                469

Metals USA, Inc. 8.625%           B2         530                                490
2/15/08

                                                                                1,108

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

BASIC INDUSTRIES - CONTINUED

PACKAGING & CONTAINERS - 0.1%

Gaylord Container Corp.           Caa1      $ 1,230                            $ 1,147
9.375% 6/15/07

Packaging Corp. of America        B3         1,370                              1,415
9.625% 4/1/09

                                                                                2,562

PAPER & FOREST PRODUCTS - 0.1%

APP Finance II Mauritius Ltd.     B3         1,005                              638
12% 3/15/04

Container Corp. of America        B2         110                                114
gtd. 9.75% 4/1/03

Fort James Corp. 6.625%           Baa2       390                                379
9/15/04

Indah Kiat Finance Mauritius      Caa1       60                                 43
Ltd. 10% 7/1/07

Millar Western Forest             B3         1,400                              1,393
Products Ltd. 9.875% 5/15/08

Pindo Deli Finance Mauritius      Caa1       120                                91
Ltd. 10.25% 10/1/02

Repap New Brunswick, Inc.         Caa1       1,080                              1,010
yankee 10.625% 4/15/05

Stone Container Corp.:

10.75% 10/1/02                    B1         650                                668

12.58% 8/1/16 (h)                 B2         111                                118

                                                                                4,454

TOTAL BASIC INDUSTRIES                                                          16,565

CONSTRUCTION & REAL ESTATE -
0.4%

CONSTRUCTION - 0.0%

Del Webb Corp. 10.25% 2/15/10     B2         360                                340
(g)

Great Lakes Dredge & Dock         B3         730                                752
Corp. 11.25% 8/15/08

                                                                                1,092

REAL ESTATE - 0.1%

Duke Realty LP 7.3% 6/30/03       Baa1       1,000                              989

LNR Property Corp. 9.375%         B1         2,870                              2,655
3/15/08

                                                                                3,644

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

CenterPoint Properties Trust      Baa2       1,190                              1,109
6.75% 4/1/05

Equity Office Properties Trust:

6.5% 1/15/04                      Baa1       4,000                              3,832

6.625% 2/15/05                    Baa1       1,250                              1,189

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- CONTINUED

Equity Office Properties
Trust: - continued

6.75% 2/15/08                     Baa1      $ 2,310                            $ 2,135

ProLogis Trust 6.7% 4/15/04       Baa1       625                                592

                                                                                8,857

TOTAL CONSTRUCTION & REAL                                                       13,593
ESTATE

DURABLES - 0.0%

CONSUMER DURABLES - 0.0%

Corning Consumer Products Co.     B3         150                                118
9.625% 5/1/08

TEXTILES & APPAREL - 0.0%

Synthetic Industries, Inc.        B2         990                                1,064
9.25% 2/15/07

Worldtex, Inc. 9.625% 12/15/07    B1         215                                174

                                                                                1,238

TOTAL DURABLES                                                                  1,356

ENERGY - 0.5%

COAL - 0.1%

P&L Coal Holdings Corp.           B2         1,270                              1,257
9.625% 5/15/08

ENERGY SERVICES - 0.0%

R&B Falcon Corp. 12.25%           Ba3        460                                501
3/15/06

RBF Finance Co. 11.375%           Ba3        240                                259
3/15/09

                                                                                760

OIL & GAS - 0.4%

Anadarko Petroleum Corp. 7.2%     Baa1       2,750                              2,524
3/15/29

Apache Corp.:

7.625% 7/1/19                     Baa1       2,400                              2,350

7.7% 3/15/26                      Baa1       600                                580

Apache Finance Property Ltd.      Baa1       1,000                              937
6.5% 12/15/07

Belden & Blake Corp. 9.875%       Caa1       270                                151
6/15/07

Chesapeake Energy Corp.:

7.875% 3/15/04                    B3         140                                126

8.5% 3/15/12                      B3         120                                100

9.625% 5/1/05                     B3         630                                605

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Conoco, Inc. 5.9% 4/15/04         A3        $ 950                              $ 915

Flores & Rucks, Inc. 9.75%        Ba3        850                                931
10/1/06

Great Lakes Carbon Corp.          B3         1,090                              1,003
10.25% 5/15/08 pay-in-kind

Occidental Petroleum Corp.        Baa3       1,000                              997
6.39% 11/9/00

Plains Resources, Inc.:

Series B 10.25% 3/15/06           B2         630                                586

Series D, 10.25% 3/15/06          B2         230                                214

Seven Seas Petroleum, Inc.        Caa1       160                                64
12.5% 5/15/05

YPF Sociedad Anonima:

7.75% 8/27/07                     B1         225                                218

8% 2/15/04                        B1         450                                445

                                                                                12,746

TOTAL ENERGY                                                                    14,763

FINANCE - 3.9%

BANKS - 2.0%

ABN-Amro Bank NV, Chicago         A1         5,000                              4,967
6.625% 10/31/01

Bank of New York                  A1         3,000                              2,801
Institutional Capital Trust
A 7.78% 12/1/26 (g)

BanPonce Financial Corp.          A3         3,850                              3,822
6.75% 8/9/01

Barclays Bank PLC yankee:

5.875% 7/15/00                    A1         2,430                              2,420

5.95% 7/15/01                     A1         5,500                              5,416

Capital One Bank 6.375%           Baa2       2,700                              2,604
2/15/03

Capital One Financial Corp.       Baa3       2,550                              2,363
7.125% 8/1/08

Central Fidelity Banks, Inc.      A1         9,045                              9,285
8.15% 11/15/02

First Tennessee National          Baa1       720                                697
Corp. 6.75% 11/15/05

Kansallis-Osake-Pankki (NY        A2         710                                756
Branch) yankee 10% 5/1/02

Korea Development Bank:

6.625% 11/21/03                   Baa3       1,825                              1,759

7.125% 9/17/01                    Baa3       270                                268

7.375% 9/17/04                    Baa3       650                                639

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

BANKS - CONTINUED

MBNA Corp.:

6.34% 6/2/03                      Baa2      $ 850                              $ 818

6.875% 11/15/02                   Baa2       3,700                              3,665

NB Capital Trust IV 8.25%         Aa2        3,315                              3,243
4/15/27

Provident Bank 6.125% 12/15/00    A3         3,420                              3,386

Sanwa Finance Aruba AEC 8.35%     Baa1       5,400                              5,513
7/15/09

Summit Bancorp 8.625% 12/10/02    BBB+       1,250                              1,296

Union Planters Corp. 6.75%        Baa2       400                                381
11/1/05

Wachovia Corp. 6.605% 10/1/25     A1         7,550                              7,351

                                                                                63,450

CREDIT & OTHER FINANCE - 1.8%

Ahmanson Capital Trust I          A3         1,700                              1,648
8.36% 12/1/26 (g)

Ameriserve Finance                B2         220                                176
Trust/Ameriserve Capital
Corp. 12% 9/15/06 (g)

AMRESCO, Inc.:

9.875% 3/15/05                    Caa3       915                                508

10% 3/15/04                       Caa3       153                                81

Associates Corp. of North         Aa3        2,450                              2,388
America 6% 4/15/03

AT&T Capital Corp.:

6.25% 5/15/01                     A1         6,560                              6,500

7.5% 11/15/00                     A1         4,940                              4,970

BankBoston Capital Trust II       A2         5,000                              4,579
7.75% 12/15/26

ERP Operating LP:

6.55% 11/15/01                    A3         850                                839

7.1% 6/23/04                      A3         1,500                              1,473

First Security Capital I          A3         980                                931
8.41% 12/15/26

Fleet Capital Trust II 7.92%      A2         600                                563
12/11/26

Ford Motor Credit Co. 6.5%        A1         3,000                              2,981
2/28/02

GS Escrow Corp. 7.125% 8/1/05     Ba1        4,500                              4,018

Imperial Credit Capital Trust     B2         510                                398
I 10.25% 6/14/02

Imperial Credit Industries        B3         1,500                              1,110
9.875% 1/15/07

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba2        250                                160

7.6% 8/1/07                       Ba2        490                                270

7.875% 8/1/03                     Ba2        560                                336

Popular North America, Inc.       A3         4,750                              4,722
7.375% 9/15/01

PX Escrow Corp. 0% 2/1/06 (e)     B3         230                                110

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Spieker Properties LP:

6.8% 5/1/04                       Baa2      $ 810                              $ 781

6.875% 2/1/05                     Baa2       11,225                             10,765

Sprint Capital Corp.:

5.875% 5/1/04                     Baa1       3,430                              3,276

6.875% 11/15/28                   Baa1       1,665                              1,514

Trizec Finance Ltd. yankee        Baa3       895                                908
10.875% 10/15/05

TXU Eastern Funding 6.75%         Baa1       810                                751
5/15/09 (g)

WinStar Equipment II Corp.        CCC+       250                                253
12.5% 3/15/04

                                                                                57,009

SAVINGS & LOANS - 0.1%

Long Island Savings Bank FSB      Baa3       1,700                              1,675
6.2% 4/2/01

TOTAL FINANCE                                                                   122,134

HEALTH - 0.2%

DRUGS & PHARMACEUTICALS - 0.0%

Global Health Sciences, Inc.      Caa1       310                                186
11% 5/1/08

MEDICAL EQUIPMENT & SUPPLIES
- 0.1%

Wright Medical Technology,        Caa3       1,191                              1,191
Inc. 11.75% 7/1/00 (d)(h)

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Fountain View, Inc. 11.25%        Caa1       700                                525
4/15/08

Harborside Healthcare Corp.       B3         585                                164
0% 8/1/08 (e)

Mariner Post-Acute Network,       B3         920                                64
Inc. 9.5% 11/1/07 (d)

Oxford Health Plans, Inc. 11%     Caa1       1,140                              1,094
5/15/05

Tenet Healthcare Corp.:

7.875% 1/15/03                    Ba1        390                                378

8.125% 12/1/08                    Ba3        1,030                              948

Unilab Corp. 12.75% 10/1/09       B3         460                                467
(g)

                                                                                3,640

TOTAL HEALTH                                                                    5,017

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

ELECTRICAL EQUIPMENT - 0.1%

Motors & Gears, Inc. 10.75%       B3        $ 970                              $ 931
11/15/06

Telex Communications, Inc.        B2         550                                355
10.5% 5/1/07

                                                                                1,286

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

Applied Power, Inc. 8.75%         B1         420                                407
4/1/09

Dunlop Standard Aero Holdings     B3         130                                133
PLC 11.875% 5/15/09

Thermadyne Holdings Corp. 0%      Caa1       1,080                              491
6/1/08 (e)

Thermadyne Manufacturing LLC      B3         770                                655
9.875% 6/1/08

Tokheim Corp. 11.375% 8/1/08      B3         450                                252

Tyco International Group SA       Baa1       1,000                              984
yankee 6.125% 6/15/01

                                                                                2,922

POLLUTION CONTROL - 0.1%

Allied Waste North America,       B2         4,000                              3,640
Inc. 10% 8/1/09 (g)

Envirosource, Inc. 9.75%          Caa3       700                                420
6/15/03

                                                                                4,060

TOTAL INDUSTRIAL MACHINERY &                                                    8,268
EQUIPMENT

MEDIA & LEISURE - 2.0%

BROADCASTING - 1.6%

Adelphia Communications Corp.:

7.75% 1/15/09                     B1         780                                712

9.875% 3/1/05                     B1         2,235                              2,280

9.875% 3/1/07                     B1         720                                734

Ascent Entertainment Group,       B3         2,350                              1,727
Inc. 0% 12/15/04 (e)

Century Communications Corp.      B1         90                                 88
8.875% 1/15/07

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

0% 4/1/11 (e)                     B2         740                                446

8.625% 4/1/09                     B2         1,820                              1,718

Clear Channel Communications,     Baa3       4,200                              3,805
Inc. 7.25% 10/15/27

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Continental Cablevision, Inc.:

8.3% 5/15/06                      Baa2      $ 1,640                            $ 1,712

9% 9/1/08                         Baa2       2,510                              2,752

Cox Communications, Inc.          Baa2       1,880                              1,912
7.75% 8/15/06

Diamond Cable Communications
PLC:

0% 2/15/07 (e)                    B3         780                                624

yankee 0% 12/15/05 (e)            B3         320                                291

Earthwatch, Inc. 0% 7/15/07       -          1,160                              812
unit (e)(g)

EchoStar DBS Corp. 9.375%         B2         1,310                              1,313
2/1/09

International Cabletel, Inc.      B3         2,510                              2,240
0% 2/1/06 (e)

LIN Holdings Corp. 0% 3/1/08      B3         790                                533
(e)

Nielsen Media Research, Inc.      Baa2       1,375                              1,359
7.6% 6/15/09

NTL Communications Corp.          B3         980                                1,061
11.5% 10/1/08

NTL, Inc. 0% 4/1/08 (e)           B3         1,660                              1,145

Olympus Communications            B1         1,690                              1,775
LP/Olympus Capital Corp.
10.625% 11/15/06

Satelites Mexicanos SA de CV:

9.26% 6/30/04 (g)(h)              B1         963                                900

10.125% 11/1/04                   B3         1,730                              1,246

TCI Communications Financing      A3         1,600                              1,785
III 9.65% 3/31/27

Telewest PLC 0% 10/1/07 (e)       B1         2,205                              2,040

Time Warner, Inc. 6.85%           Baa3       7,120                              7,060
1/15/26

UIH Australia/Pacific, Inc.:

Series B 0% 5/15/06 (e)           B2         3,960                              3,247

Series D 0% 5/15/06 (e)           B2         430                                353

United International              B3         3,105                              1,960
Holdings, Inc. 0% 2/15/08 (e)

United Pan-Europe                 B2         910                                935
Communications NV 10.875%
8/1/09 (g)

                                                                                48,565

ENTERTAINMENT - 0.1%

AMC Entertainment, Inc.:

9.5% 3/15/09                      B3         530                                488

9.5% 2/1/11                       B3         70                                 64

Cinemark USA, Inc. 9.625%         B2         220                                205
8/1/08

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - CONTINUED

Hollywood Entertainment Corp.     B3        $ 198                              $ 180
10.625% 8/15/04

Premier Parks, Inc. 0% 4/1/08     B3         1,100                              751
(e)

Regal Cinemas, Inc.:

8.875% 12/15/10                   Caa1       250                                194

9.5% 6/1/08                       Caa1       1,340                              1,095

                                                                                2,977

LEISURE DURABLES & TOYS - 0.0%

Marvel Enterprises, Inc. 12%      -          760                                703
6/15/09

LODGING & GAMING - 0.1%

Horseshoe Gaming LLC 8.625%       B2         740                                714
5/15/09

KSL Recreation Group, Inc.        B3         990                                970
10.25% 5/1/07

Signature Resorts, Inc.:

9.25% 5/15/06                     B2         900                                837

9.75% 10/1/07                     B3         1,580                              1,359

                                                                                3,880

PUBLISHING - 0.1%

News America, Inc. 6.625%         Baa3       615                                577
1/9/08

Time Warner Entertainment Co.     Baa2       2,750                              2,917
LP 8.375% 3/15/23

                                                                                3,494

RESTAURANTS - 0.1%

AFC Enterprises, Inc. 10.25%      B3         690                                683
5/15/07

CKE Restaurants, Inc. 9.125%      B2         690                                493
5/1/09

NE Restaurant, Inc. 10.75%        B3         230                                204
7/15/08

                                                                                1,380

TOTAL MEDIA & LEISURE                                                           60,999

NONDURABLES - 0.6%

BEVERAGES - 0.1%

Seagram JE & Sons, Inc.           Baa3       4,595                              4,409
6.625% 12/15/05

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

NONDURABLES - CONTINUED

FOODS - 0.1%

ConAgra, Inc. 7.125% 10/1/26      Baa1      $ 3,600                            $ 3,426

International Home Foods,         B2         180                                187
Inc. 10.375% 11/1/06

                                                                                3,613

HOUSEHOLD PRODUCTS - 0.0%

AKI Holding Corp. 0% 7/1/09       Caa1       180                                84
(e)

TOBACCO - 0.4%

Philip Morris Companies, Inc.     A2         10,000                             9,894
6.95% 6/1/06

RJR Nabisco, Inc. 7.375%          Baa2       2,000                              1,902
5/15/03

                                                                                11,796

TOTAL NONDURABLES                                                               19,902

RETAIL & WHOLESALE - 0.6%

APPAREL STORES - 0.1%

Mothers Work, Inc. 12.625%        B3         160                                160
8/1/05

Specialty Retailers, Inc.:

8.5% 7/15/05                      B1         1,400                              1,015

9% 7/15/07                        B3         760                                437

                                                                                1,612

DRUG STORES - 0.1%

Rite Aid Corp.:

6% 12/15/00 (g)                   B1         550                                407

6.5% 12/15/05 (g)                 B1         2,255                              1,398

7.125% 1/15/07                    B1         940                                564

                                                                                2,369

GENERAL MERCHANDISE STORES -
0.3%

Dayton Hudson Corp. 6.4%          A3         425                                418
2/15/03

Federated Department Stores,
Inc.:

6.79% 7/15/27                     Baa1       7,000                              6,844

8.5% 6/15/03                      Baa1       3,000                              3,104

                                                                                10,366

GROCERY STORES - 0.1%

Ameriserve Food Distribution,
Inc.:

8.875% 10/15/06                   B3         645                                348

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - CONTINUED

Ameriserve Food Distribution,
Inc.: - continued

10.125% 7/15/07                   Caa1      $ 770                              $ 231

Jitney-Jungle Stores of
America, Inc.:

10.375% 9/15/07 (d)               C          360                                4

12% 3/1/06 (d)                    Caa3       230                                60

Kroger Co. 6% 7/1/00              Baa3       2,660                              2,641

                                                                                3,284

TOTAL RETAIL & WHOLESALE                                                        17,631

SERVICES - 0.2%

LEASING & RENTAL - 0.0%

Rent-A-Center, Inc. 11%           B2         730                                741
8/15/08

PRINTING - 0.1%

Big Flower Press Holdings,        B2         1,860                              1,860
Inc. 8.875% 7/1/07

Sullivan Graphics, Inc.           Caa1       1,810                              1,828
12.75% 8/1/05

World Color Press, Inc. 7.75%     Baa3       570                                544
2/15/09

                                                                                4,232

SERVICES - 0.1%

AP Holdings, Inc. 0% 3/15/08      Caa2       130                                57
(e)

Apcoa, Inc. 9.25% 3/15/08         Caa1       1,030                              742

Medaphis Corp. 9.5% 2/15/05       Caa1       1,110                              849

SITEL Corp. 9.25% 3/15/06         B3         260                                239

                                                                                1,887

TOTAL SERVICES                                                                  6,860

TECHNOLOGY - 0.8%

COMPUTER SERVICES & SOFTWARE
- 0.1%

Concentric Network Corp.          B-         480                                504
12.75% 12/15/07

DecisionOne Corp. 9.75%           B3         620                                2
8/1/07 (d)

PSINet, Inc.:

10.5% 12/1/06 (g)                 B3         440                                443

11% 8/1/09                        B3         660                                673

11.5% 11/1/08                     B3         250                                260

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Verio, Inc.:

10.625% 11/15/09 (g)              B3        $ 430                              $ 435

11.25% 12/1/08                    B3         190                                198

                                                                                2,515

COMPUTERS & OFFICE EQUIPMENT
- 0.5%

Comdisco, Inc.:

5.95% 4/30/02                     Baa1       2,500                              2,417

6.375% 11/30/01                   Baa1       4,500                              4,420

7.25% 9/1/02                      Baa1       9,000                              8,935

                                                                                15,772

ELECTRONIC INSTRUMENTS - 0.0%

Telecommunications Techniques     B3         1,570                              1,413
Co. LLC 9.75% 5/15/08

ELECTRONICS - 0.2%

ChipPAC International Ltd.        B3         610                                622
12.75% 8/1/09 (g)

Communications Instruments,       B3         400                                332
Inc. 10% 9/15/04

Fairchild Semiconductor Corp.:

10.125% 3/15/07                   B3         160                                160

10.375% 10/1/07                   B3         800                                812

Hadco Corp. 9.5% 6/15/08          B2         760                                735

Insilco Corp. 12% 8/15/07         B3         600                                582

Intersil Corp. 13.25% 8/15/09     B3         590                                708
unit (g)

Micron Technology, Inc. 6.5%      B3         1,000                              785
9/30/05 (j)

SCG Holding                       B2         760                                804
Corp./Semiconductor
Components Industries LLC
12% 8/1/09 (g)

                                                                                5,540

TOTAL TECHNOLOGY                                                                25,240

TRANSPORTATION - 0.6%

AIR TRANSPORTATION - 0.1%

Atlas Air, Inc. 8.77% 1/2/11      Ba3        790                                764

Continental Airlines, Inc.
pass thru trust certificates:

7.434% 3/15/06                    Baa1       640                                631

7.73% 9/15/12                     Baa1       415                                405

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

TRANSPORTATION - CONTINUED

AIR TRANSPORTATION - CONTINUED

Delta Air Lines, Inc.             Baa1      $ 690                              $ 688
equipment trust certificate
8.54% 1/2/07

Kitty Hawk, Inc. 9.95%            B1         1,500                              1,470
11/15/04

                                                                                3,958

RAILROADS - 0.5%

Burlington Northern Santa Fe
Corp.:

6.875% 12/1/27                    Baa2       5,000                              4,449

7.29% 6/1/36                      Baa2       4,360                              4,310

Norfolk Southern Corp. 7.05%      Baa1       5,800                              5,756
5/1/37

                                                                                14,515

SHIPPING - 0.0%

Holt Group, Inc. 9.75% 1/15/06    Caa1       540                                351

TOTAL TRANSPORTATION                                                            18,824

UTILITIES - 2.9%

CELLULAR - 0.8%

Cable & Wireless                  Baa1       7,370                              7,317
Communications PLC 6.375%
3/6/03

Cellnet Data Systems, Inc.:

0% 10/1/07 (e)                    -          2,530                              278

15% 11/30/99 (j)                  -          52                                 52

McCaw International Ltd. 0%       Caa1       5,710                              3,769
4/15/07 (e)

Metrocall, Inc.:

10.375% 10/1/07                   B3         520                                294

11% 9/15/08                       B3         250                                148

Millicom International            Caa1       6,200                              4,852
Cellular SA 0% 6/1/06 (e)

Nextel Communications, Inc.       B1         1,580                              1,568
9.375% 11/15/09 (g)

Nextel International, Inc. 0%     Caa1       2,290                              1,311
4/15/08 (e)

Orbital Imaging Corp.:

11.625% 3/1/05                    CCC+       360                                234

11.625% 3/1/05                    CCC+       250                                163

Orion Network Systems, Inc.       B2         1,270                              584
0% 1/15/07 (e)

PageMart Nationwide, Inc. 0%      B3         1,500                              1,320
2/1/05 (e)

PageMart Wireless, Inc. 0%        Caa2       1,990                              637
2/1/08 (e)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

CELLULAR - CONTINUED

Telesystem International
Wireless, Inc.:

0% 6/30/07 (e)                    Caa1      $ 1,410                            $ 818

0% 11/1/07 (e)                    Caa1       1,290                              642

Voicestream Wireless              B2         1,120                              1,159
Corp./Voicestream Wireless
Holding Co. 10.375% 11/15/09
(g)

                                                                                25,146

ELECTRIC UTILITY - 0.5%

Avon Energy Partners Holdings     Baa2       3,500                              3,169
6.46% 3/4/08 (g)

DR Investments UK PLC yankee      A2         5,000                              4,993
7.1% 5/15/02 (g)

Israel Electric Corp. Ltd.        A3         5,790                              4,972
7.75% 12/15/27 (g)

Texas Utilities Co. 6.375%        Baa3       1,970                              1,812
1/1/08

                                                                                14,946

GAS - 0.3%

CMS Panhandle Holding Co.:

6.125% 3/15/04                    Baa3       1,550                              1,481

7% 7/15/29                        Baa3       1,150                              1,033

Columbia Energy Group 6.61%       A3         6,000                              5,884
11/28/02

                                                                                8,398

TELEPHONE SERVICES - 1.3%

Allegiance Telecom, Inc. 0%       B3         490                                345
2/15/08 (e)

Call-Net Enterprises, Inc.        B2         140                                111
9.375% 5/15/09

Covad Communications Group,
Inc.:

0% 3/15/08 (e)                    B3         980                                605

12.5% 2/15/09                     B3         570                                589

e.spire Communications, Inc.:

0% 11/1/05 (e)                    -          370                                163

0% 4/1/06 (e)                     -          522                                209

0% 7/1/08 (e)                     -          960                                278

13.75% 7/15/07                    -          150                                98

GCI, Inc. 9.75% 8/1/07            B2         180                                166

GST Network Funding, Inc. 0%      -          1,050                              509
5/1/08 (e)

GST Telecommunications, Inc.      -          1,060                              975
12.75% 11/15/07

GST USA, Inc. 0% 12/15/05 (e)     -          950                                703

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

ICG Holdings, Inc. 0% 9/15/05     B3        $ 880                              $ 757
(e)

ICG Services, Inc.:

0% 2/15/08 (e)                    B3         2,730                              1,399

0% 5/1/08 (e)                     B3         190                                95

Intermedia Communications,
Inc.:

0% 3/1/09 (e)                     B3         1,290                              748

8.875% 11/1/07                    B2         190                                177

KMC Telecom Holdings, Inc.:

0% 2/15/08 (e)                    Caa2       1,060                              551

13.5% 5/15/09 (g)                 Caa2       510                                495

Logix Communications              -          930                                651
Enterprises, Inc. 12.25%
6/15/08

MCI WorldCom, Inc.:

6.4% 8/15/05                      A3         4,000                              3,874

8.875% 1/15/06                    A3         5,667                              5,957

Metromedia Fiber Network, Inc.:

10% 11/15/08                      B2         920                                932

10% 12/15/09                      B2         410                                415

NEXTLINK Communications, Inc.:

10.75% 11/15/08                   B3         40                                 41

10.75% 6/1/09                     B2         780                                797

Pathnet, Inc. 12.25% 4/15/08      -          1,230                              787

Rhythms NetConnections, Inc.:

0% 5/15/08 (e)                    B3         1,515                              788

12.75% 4/15/09                    B3         500                                475

Telecomunicaciones de Puerto      Baa2       1,985                              1,884
Rico, Inc. 6.65% 5/15/06

Teleglobe Canada, Inc.:

7.2% 7/20/09                      Baa1       3,863                              3,640

7.7% 7/20/29                      Baa1       4,398                              4,072

Teligent, Inc.:

0% 3/1/08 (e)                     Caa1       1,235                              707

11.5% 12/1/07                     Caa1       150                                144

WinStar Communications, Inc.:

0% 10/15/05 (e)                   Caa1       1,380                              1,256

0% 10/15/05 (e)                   Caa1       2,070                              2,898

0% 3/15/08 (e)                    CCC        1,195                              1,111

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

WinStar Communications, Inc.:
- continued

10% 3/15/08                       CCC       $ 1,140                            $ 1,003

15% 3/1/07                        CCC        230                                288

WinStar Equipment Corp. 12.5%     B3         60                                 62
3/15/04

                                                                                40,755

TOTAL UTILITIES                                                                 89,245

TOTAL NONCONVERTIBLE BONDS                                                      423,114

TOTAL CORPORATE BONDS                                                 430,709
(Cost $452,454)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 6.9%



U.S. GOVERNMENT AGENCY
OBLIGATIONS - 1.3%

Fannie Mae 6.5% 4/29/09           Aaa        15,800                             14,993

Farm Credit Systems Financial     Aaa        3,400                              3,706
Assistance Corp. 9.375%
7/21/03

Federal Agricultural Mortgage     Aaa        1,720                              1,720
Corp. 7.01% 2/10/04

Freddie Mac 6.25% 7/15/04         Aaa        12,080                             11,925

Government Trust Certificates
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency):

Class 1-C, 9.25% 11/15/01         Aaa        895                                923

Class 2-E, 9.4% 5/15/02           Aaa        830                                855

Guaranteed Export Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank):

Series 1993-C, 5.2% 10/15/04      Aaa        284                                273

Series 1993-D, 5.23% 5/15/05      Aaa        506                                485

Series 1994-A, 7.12% 4/15/06      Aaa        535                                535

Guaranteed Trade Trust            Aaa        440                                449
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994-B, 7.5% 1/26/06

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

Overseas Private Investment
Corp. U.S. Government
guaranteed participation
certificate:

Series 1994-195, 6.08%            Aaa       $ 1,405                            $ 1,397
8/15/04 (callable)

Series 1996-A1, 6.726%            -          4,783                              4,751
9/15/10 (callable)

TOTAL U.S. GOVERNMENT AGENCY                                                    42,012
OBLIGATIONS

U.S. TREASURY OBLIGATIONS -
5.6%

U.S. Treasury Bonds:

5.25% 2/15/29                     Aaa        1,250                              1,061

6.125% 8/15/29                    Aaa        14,005                             13,710

6.375% 8/15/27                    Aaa        9,400                              9,237

8.75% 5/15/17                     Aaa        9,200                              11,197

8.875% 8/15/17                    Aaa        2,970                              3,657

9.875% 11/15/15                   Aaa        16,585                             21,807

14% 11/15/11                      Aaa        2,695                              3,816

U.S. Treasury Notes:

4% 10/31/00                       Aaa        8,100                              7,967

5.875% 11/15/04                   Aaa        52,550                             52,041

6% 8/15/09                        Aaa        29,900                             29,521

6.5% 5/31/02                      Aaa        6,450                              6,521

U.S. Treasury Notes - coupon      Aaa        28,470                             12,978
STRIPS 0% 11/15/11

TOTAL U.S. TREASURY                                                             173,513
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                             215,525
GOVERNMENT AGENCY OBLIGATIONS
(Cost $221,524)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 9.9%



FANNIE MAE - 8.1%

5.5% 2/1/11 to 4/1/11             Aaa        13,282                             12,544

6% 6/1/11 to 1/1/29               Aaa        51,429                             48,443

6.5% 2/1/24 to 6/1/29             Aaa        130,209                            124,338

7% 12/1/23 to 8/1/29              Aaa        7,051                              6,896

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FANNIE MAE - CONTINUED

7.5% 5/1/25 to 10/1/29            Aaa       $ 48,035                           $ 47,952

8% 8/1/26 to 10/1/29              Aaa        11,673                             11,843

TOTAL FANNIE MAE                                                                252,016

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 1.8%

6.5% 5/15/28 to 3/15/29           Aaa        14,702                             13,993

7% 12/15/25 to 7/15/28            Aaa        2,211                              2,159

7.5% 2/15/23 to 9/15/29           Aaa        30,769                             30,722

8% 11/15/21 to 12/15/26           Aaa        7,235                              7,359

TOTAL GOVERNMENT NATIONAL                                                       54,233
MORTGAGE ASSOCIATION

TOTAL U.S. GOVERNMENT AGENCY                                          306,249
- MORTGAGE SECURITIES
(Cost $315,275)

ASSET-BACKED SECURITIES - 0.6%



Airplanes pass through trust      Ba2        650                                533
10.875% 3/15/19

American Express Credit           A1         1,600                              1,525
Account Master Trust 6.1%
12/15/06

Chase Manhattan Grantor Trust:

6.61% 9/15/02                     Aaa        1,260                              1,262

6.76% 9/15/02                     A3         315                                315

Chevy Chase Auto Receivables
Trust:

5.9% 7/15/03                      Aaa        1,278                              1,269

5.91% 12/15/04                    Aaa        866                                859

6.6% 12/15/02                     Aaa        372                                373

Discover Card Master Trust I      A2         2,000                              1,948
5.85% 11/16/04

Ford Credit Auto Owner Trust:

6.2% 12/15/02                     Baa2       1,970                              1,927

6.4% 12/15/02                     Baa2       1,090                              1,076

6.87% 11/15/04                    A2         1,550                              1,537

Key Auto Finance Trust:

6.3% 10/15/03                     A2         1,365                              1,357

6.65% 10/15/03                    Baa3       400                                400

Premier Auto Trust 5.59%          Aaa        5,000                              4,881
2/9/04

TOTAL ASSET-BACKED SECURITIES                                         19,262
(Cost $19,705)

COMMERCIAL MORTGAGE
SECURITIES - 0.8%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Berkeley Federal Bank & Trust     -         $ 1,836                            $ 1,264
FSB Series 1994 Class 1B
7.3368% 8/1/24 (g)(h)

CS First Boston Mortgage
Securities Corp.:

Series 1997-C2 Class D, 7.27%     Baa2       3,070                              2,766
1/17/35

Series 1998-FL1:

Class D, 5.9% 12/10/00 (g)(h)     A2         2,400                              2,382

Class E, 6.25% 1/10/13 (g)(h)     Baa2       5,360                              5,268

First Chicago/Lennar Trust I
Series 1997-CHL1:

Class D, 8.0747% 4/13/39 (h)      -          700                                563

Class E, 8.0747% 4/1/39 (h)       -          650                                463

General Motors Acceptance         Ba3        500                                394
Corp. Commercial Mortgage
Securities, Inc. Series
1996-C1 Class F, 7.86%
10/15/28 (g)

GS Mortgage Securities Corp.      Baa3       2,600                              2,198
II Series 1998-GLII Class E,
7.1905% 4/13/31 (g)(h)

Morgan Stanley Capital I,         -          726                                720
Inc. Series 1996-MBL1 Class
E, 8.4008% 5/25/21 (g)(h)

Penn Mutual Life Insurance        -          1,250                              821
Co. (The)/Penn Insurance &
Annuity Co. Series 1996-PML
Class K, 7.9% 11/15/26 (g)

Resolution Trust Corp. Series     Ba3        218                                176
1991-M2 Class A3, 7.2498%
9/25/20 (h)

Structured Asset Securities       BB         1,000                              889
Corp. Series 1995-C1 Class
E, 7.375% 9/25/24 (g)

Thirteen Affiliates of            Aaa        4,500                              4,299
General Growth Properties,
Inc. sequential pay Series 1
Class A2, 6.602% 12/15/10 (g)

Wells Fargo Capital Markets       Aaa        1,727                              1,701
Apartment Financing Trust
Series APT Class 1, 6.56%
12/29/05 (g)

TOTAL COMMERCIAL MORTGAGE                                             23,904
SECURITIES
(Cost $24,619)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 0.3% (I)



Korean Republic yankee:

8.75% 4/15/03                     Baa3       855                                887

8.875% 4/15/08                    Baa3       1,340                              1,401

Quebec Province yankee 6.86%      A2         8,000                              7,829
4/15/26 (f)

TOTAL FOREIGN GOVERNMENT AND                                          10,117
GOVERNMENT AGENCY OBLIGATIONS
(Cost $10,007)

SUPRANATIONAL OBLIGATIONS -
0.1%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Inter American Development        Aaa       $ 4,000                            $ 3,863
Bank yankee 6.29% 7/16/27
(Cost $3,975)


CASH EQUIVALENTS - 3.7%

                               SHARES

Central Cash Collateral Fund,   305,040                    305
5.69% (c)

Taxable Central Cash Fund,      114,965,791                114,966
5.34% (c)

TOTAL CASH EQUIVALENTS                        115,271
(Cost $115,271)

TOTAL INVESTMENT PORTFOLIO -                               3,091,991
99.6%
(Cost $2,647,288)

NET OTHER ASSETS - 0.4%                                    12,490

NET ASSETS - 100%                            $ 3,104,481

SECURITY TYPE ABBREVIATIONS

ACES                         -   Automatic Common  Exchange
                                 Securities

PIES                         -   Premium Income Equity
                                 Securities

QUIPS                        -   Quarterly Income  Preferred
                                 Securities

LEGEND

(a) Non-income producing

(b) S&P(registered trademark) credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $69,216,000 or 2.2% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                       ACQUISITION DATE  ACQUISITION COST (000S)

Cellnet Data   Systems, Inc.   11/10/99          $ 52
15% 11/30/99

Micron Technology,  Inc. 6.5%  3/3/99            $ 774
  9/30/05

Mothers Work, Inc.             6/18/98           $ 1

OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS            S&P RATINGS

Aaa, Aa, A        21.5%    AAA, AA, A    19.8%

Baa               5.8%     BBB           6.1%

Ba                0.5%     BB            0.6%

B                 3.1%     B             3.4%

Caa               1.1%     CCC           0.6%

Ca, C             0.0%     CC, C         0.0%

                           D             0.0%

The percentage not rated by Moody's or S&P amounted to 0.4%. FMR has determined that unrated debt securities that are lower quality account for 0.2% of the total value of investment in securities.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $2,652,624,000. Net unrealized appreciation aggregated $439,367,000, of which $531,801,000 related to appreciated investment securities and $92,434,000 related to depreciated investment securities.
The fund hereby designates approximately $296,669,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)                      NOVEMBER
                                        30, 1999

ASSETS

Investment in securities, at            $ 3,091,991
value (cost $2,647,288) -
See accompanying schedule

Receivable for investments               8,324
sold

Receivable for fund shares               2,979
sold

Dividends receivable                     2,568

Interest receivable                      12,895

Other receivables                        55

 TOTAL ASSETS                            3,118,812

LIABILITIES

Payable to custodian bank      $ 31

Payable for investments         859
purchased

Payable for fund shares         10,005
redeemed

Accrued management fee          1,124

Distribution fees payable       1,347

Other payables and accrued      660
expenses

Collateral on securities        305
loaned, at value

 TOTAL LIABILITIES                       14,331

NET ASSETS                              $ 3,104,481

Net Assets consist of:

Paid in capital                         $ 2,499,509

Undistributed net investment             12,538
income

Accumulated undistributed net            147,734
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation              444,700
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                              $ 3,104,481

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)                  NOVEMBER
                                    30, 1999

CALCULATION OF MAXIMUM             $18.64
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share   ($59,395
(divided by) 3,187 shares)

Maximum offering price per         $19.78
share (100/94.25 of $18.64)

CLASS T: NET ASSET VALUE and       $18.67
redemption price per share
($2,801,528 (divided by)
150,041 shares)

Maximum offering price per         $19.35
share (100/96.50 of $18.67)

CLASS B: NET ASSET VALUE and       $18.54
offering price per share
($123,916 (divided by) 6,684
shares) A

CLASS C: NET ASSET VALUE and       $18.55
offering price per share
($52,529 (divided by) 2,832
shares) A

INSTITUTIONAL CLASS: NET           $18.77
ASSET VALUE, offering price
and redemption price   per
share ($67,113 (divided by)
3,575 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                         YEAR
                                         ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                           $ 34,234
Dividends

Interest                                     80,689

Security lending                             37

 TOTAL INCOME                                114,960

EXPENSES

Management fee                   $ 13,824

Transfer agent fees               5,841

Distribution fees                 16,224

Accounting and security           901
lending fees

Non-interested trustees'          14
compensation

Custodian fees and expenses       97

Registration fees                 224

Audit                             73

Legal                             18

Interest                          1

 Total expenses before            37,217
reductions

 Expense reductions               (378)      36,839

NET INVESTMENT INCOME                        78,121

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            150,648

 Foreign currency transactions    13         150,661

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (63,649)

 Assets and liabilities in        (17)       (63,666)
foreign currencies

NET GAIN (LOSS)                              86,995

NET INCREASE (DECREASE) IN                  $ 165,116
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED NOVEMBER 30, 1999  ONE MONTH ENDED NOVEMBER 30,  YEAR ENDED OCTOBER 31, 1998
                                                             1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ 78,121                      $ 7,198                       $ 83,171
income

 Net realized gain (loss)       150,661                       7,162                         324,897

 Change in net unrealized       (63,666)                      90,492                        (33,461)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     165,116                       104,852                       374,607
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (79,816)                      -                             (86,685)
From net investment income

 From net realized gain         (283,307)                     -                             (198,222)

 TOTAL DISTRIBUTIONS            (363,123)                     -                             (284,907)

Share transactions - net        150,767                       (4,387)                       (2,113)
increase (decrease)

  TOTAL INCREASE (DECREASE)     (47,240)                      100,465                       87,587
 IN NET ASSETS

NET ASSETS

 Beginning of period            3,151,721                     3,051,256                     2,963,669

 End of period (including      $ 3,104,481                   $ 3,151,721                   $ 3,051,256
undistributed net investment
income of $12,538 and
$13,757 and $6,423,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 YEAR ENDED NOVEMBER 30,            YEARS ENDED OCTOBER 31,

                                 1999                     1998 H    1998                     1997      1996 E

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 19.91                  $ 19.25   $ 18.75                  $ 16.04   $ 15.22
of period

Income from  Investment
Operations

Net investment income D           .50                      .05       .53                      .48       .08

Net realized and  unrealized      .53                      .61       1.80                     2.83      .88
gain (loss)

Total from investment             1.03                     .66       2.33                     3.31      .96
operations

Less Distributions

From net investment income        (.52)                    -         (.57)                    (.49)     (.14)

From net realized gain            (1.78)                   -         (1.26)                   (.11)     -

Total distributions               (2.30)                   -         (1.83)                   (.60)     (.14)

Net asset value, end of period   $ 18.64                  $ 19.91   $ 19.25                  $ 18.75   $ 16.04

TOTAL RETURN B, C                 5.65%                    3.43%     13.04%                   20.99%    6.34%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 59                     $ 17      $ 16                     $ 8       $ 1
(in millions)

Ratio of expenses to  average     .93%                     1.02% A   1.05%                    1.41% F   1.50% A, F
net assets

Ratio of expenses to  average     .91% G                   1.02% A   1.02% G                  1.40% G   1.49% A, G
net assets  after expense
reductions

Ratio of net investment           2.68%                    3.13% A   2.76%                    2.68%     3.07% A
income to average net assets

Portfolio turnover                93%                      73% A     85%                      70%       223%


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO OCTOBER 31, 1996.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

H ONE MONTH ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - CLASS T

                               YEAR ENDED NOVEMBER 30,            YEARS ENDED OCTOBER 31,

                               1999                     1998 F    1998                     1997     1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 19.96                  $ 19.30   $ 18.79                  $ 16.07  $ 15.30   $ 14.67
period

Income from Investment
Operations

Net investment  income          .46 D                    .05 D     .51 D                    .53 D    .51 D     .59

Net realized  and unrealized    .51                      .61       1.80                     2.84     .88       .54
gain (loss)

Total from investment           .97                      .66       2.31                     3.37     1.39      1.13
operations

Less Distributions

From net investment income      (.48)                    -         (.54)                    (.54)    (.59)     (.50)

From net  realized gain         (1.78)                   -         (1.26)                   (.11)    (.03)     -

 Total distributions            (2.26)                   -         (1.80)                   (.65)    (.62)     (.50)

Net asset value,  end of       $ 18.67                  $ 19.96   $ 19.30                  $ 18.79  $ 16.07   $ 15.30
period

TOTAL RETURN B, C               5.30%                    3.42%     12.90%                   21.36%   9.30%     7.85%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 2,802                  $ 2,993   $ 2,903                  $ 2,901  $ 2,993   $ 3,441
millions)

Ratio of expenses to average    1.16%                    1.22% A   1.16%                    1.17%    1.26%     1.47%
net assets

Ratio of expenses to average    1.14% E                  1.22% A   1.15% E                  1.17%    1.25% E   1.46% E
net assets after expense
reductions

Ratio of net investment         2.45%                    2.92% A   2.68%                    2.98%    3.32%     3.99%
income to average net assets

Portfolio turnover              93%                      73% A     85%                      70%      223%      297%


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

F ONE MONTH ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - CLASS B

                                 YEAR ENDED NOVEMBER 30,            YEARS ENDED OCTOBER 31,

                                 1999                     1998 G    1998                     1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.86                  $ 19.21   $ 18.71                  $ 16.36
period

Income from Investment
Operations

Net investment income D           .36                      .04       .38                      .29

Net realized and unrealized       .50                      .61       1.81                     2.38
gain (loss)

Total from investment             .86                      .65       2.19                     2.67
operations

Less Distributions

From net investment income        (.40)                    -         (.43)                    (.32)

From net realized gain            (1.78)                   -         (1.26)                   -

Total distributions               (2.18)                   -         (1.69)                   (.32)

Net asset value, end of period   $ 18.54                  $ 19.86   $ 19.21                  $ 18.71

TOTAL RETURN B, C                 4.71%                    3.38%     12.25%                   16.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 124                    $ 57      $ 51                     $ 16
millions)

Ratio of expenses to average      1.69%                    1.80% A   1.74%                    2.12% A
net assets

Ratio of expenses to average      1.68% F                  1.80% A   1.73% F                  2.11% A, F
net assets after expense
reductions

Ratio of net investment           1.91%                    2.35% A   2.02%                    1.88% A
income to  average net assets

Portfolio turnover                93%                      73% A     85%                      70%


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1997.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G ONE MONTH ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - CLASS C

                                 YEAR ENDED NOVEMBER 30,               YEAR ENDED OCTOBER 31,

                                 1999                     1998 H       1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.88                  $ 19.22      $ 19.05
period

Income from Investment
Operations

Net investment income D           .36                      .04          .36

Net realized and unrealized       .48                      .62          1.56
gain (loss)

Total from investment             .84                      .66          1.92
operations

Less Distributions

From net investment income        (.39)                    -            (.49)

From net realized gain            (1.78)                   -            (1.26)

Total distributions               (2.17)                   -            (1.75)

Net asset value, end of period   $ 18.55                  $ 19.88      $ 19.22

TOTAL RETURN B, C                 4.60%                    3.43%        10.62%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 53                     $ 21         $ 20
millions)

Ratio of expenses to average      1.66%                    1.77% A      1.80% A, F
net assets

Ratio of expenses to average      1.65% G                  1.76% A, G   1.79% A, G
net assets after  expense
reductions

Ratio of net investment           1.95%                    2.37% A      1.89% A
income to average  net assets

Portfolio turnover                93%                      73% A        85%


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO OCTOBER 31, 1998.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

H ONE MONTH ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                               YEAR ENDED NOVEMBER 30,            YEARS ENDED OCTOBER 31,

                               1999                     1998 H    1998                     1997     1996      1995 E

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 20.03                  $ 19.35   $ 18.85                  $ 16.11  $ 15.40   $ 15.23
period

Income from Investment
Operations

Net investment  income          .56 D                    .05 D     .60 D                    .61 D    .54 D     .25

Net realized  and unrealized    .53                      .63       1.81                     2.86     .87       .09
gain (loss)

Total from investment           1.09                     .68       2.41                     3.47     1.41      .34
operations

Less Distributions

From net investment income      (.57)                    -         (.65)                    (.62)    (.67)     (.17)

From net  realized gain         (1.78)                   -         (1.26)                   (.11)    (.03)     -

Total distributions             (2.35)                   -         (1.91)                   (.73)    (.70)     (.17)

Net asset value,  end of       $ 18.77                  $ 20.03   $ 19.35                  $ 18.85  $ 16.11   $ 15.40
period

TOTAL RETURN B, C               5.95%                    3.51%     13.45%                   21.97%   9.41%     2.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 67                     $ 63      $ 61                     $ 39     $ 22      $ 1
millions)

Ratio of expenses to average    .64%                     .66% A    .65%                     .69%     1.06%     .92% A, F
net assets

Ratio of expenses to average    .63% G                   .66% A    .63% G                   .69%     1.03% G   .91% A, G
net assets after expense
reductions

Ratio of net investment         2.96%                    3.48% A   3.15%                    3.42%    3.54%     4.54% A
income to average net assets

Portfolio turnover              93%                      73% A     85%                      70%      223%      297%


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

H ONE MONTH ENDED NOVEMBER 30

NOTES TO FINANCIAL STATEMENTS

For the period ended November 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Balanced Fund (the fund) is a fund of Fidelity
Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

differing treatments for litigation proceeds,paydown gains/losses on certain securities, foreign currency transactions, non-taxable dividends, market discount and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate

2. OPERATING POLICIES - CONTINUED

CENTRAL CASH FUNDS - CONTINUED

of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $838,000.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $2,840,525,000 and $2,972,061,000, respectively, of which U.S. government and government agency obligations aggregated
$670,847,000 and $537,520,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .15%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .43% of average net assets.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC   RETAINED BY FDC

CLASS A   $ 96,000      $ 0

CLASS T    14,782,000    105,000

CLASS B    958,000       720,000

CLASS C    388,000       273,000

          $ 16,224,000  $ 1,098,000


SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 296,000    $ 115,000

CLASS T    961,000      273,000

CLASS B    228,000      228,000 *

CLASS C    17,000       17,000 *

          $ 1,502,000  $ 633,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 79,000     .20

CLASS T                 5,359,000   .18

CLASS B                 212,000     .22

CLASS C                 74,000      .19

INSTITUTIONAL CLASS     117,000     .17

                       $ 5,841,000

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $226,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $280,000. The fund received cash collateral of $305,000 which was invested in cash equivalents.

6. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $3,482,000. The weighted average interest rate was 5.17%.

7. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $361,000 under this arrangement.

In addition, through an arrangement with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $15,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

Class A   $ 2,000

8. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 13% of the total outstanding shares of the fund.

9. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

AMOUNTS IN THOUSANDS        YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,   YEAR ENDED OCTOBER 31,

                            1999                     1998                           1998A

FROM NET INVESTMENT INCOME

Class A                     $ 939                    $ -                            $ 338

Class T                      74,262                   -                              83,919

Class B                      1,847                    -                              696

Class C                      731                      -                              203

Institutional Class          2,037                    -                              1,529

Total                       $ 79,816                 $ -                            $ 86,685

FROM NET REALIZED GAIN

Class A                     $ 1,512                  $ -                            $ 553

Class T                      269,024                  -                              193,978

Class B                      5,204                    -                              1,214

Class C                      1,905                    -                              13

Institutional Class          5,662                    -                              2,464

Total                       $ 283,307                $ -                            $ 198,222

                            $ 363,123                $ -                            $ 284,907


A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1998.

10. SHARE TRANSACTIONS.

Share transactions for each class of shares were as follows:

AMOUNTS IN THOUSANDS SHARES


                                YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEAR ENDED OCTOBER 31,

                                1999                     1998                          1998A

CLASS A Shares sold              2,611                    55                            505

Reinvestment of distributions    128                      -                             45

Shares redeemed                  (399)                    (14)                          (147)

Net increase (decrease)          2,340                    41                            403

CLASS T Shares sold              28,944                   1,793                         25,522

Reinvestment of distributions    17,793                   -                             14,265

Shares redeemed                  (46,676)                 (2,264)                       (43,766)

Net increase (decrease)          61                       (471)                         (3,979)

CLASS B Shares sold              4,784                    246                           2,157

Reinvestment of distributions    349                      -                             93

Shares redeemed                  (1,332)                  (29)                          (437)

Net increase (decrease)          3,801                    217                           1,813

CLASS C Shares sold              2,102                    47                            1,132

Reinvestment of distributions    109                      -                             9

Shares redeemed                  (441)                    (49)                          (78)

Net increase (decrease)          1,770                    (2)                           1,063

INSTITUTIONAL CLASS Shares       1,124                    47                            2,017
sold

Reinvestment of distributions    406                      -                             209

Shares redeemed                  (1,107)                  (49)                          (1,137)

Net increase (decrease)          423                      (2)                           1,089



AMOUNTS IN THOUSANDS SHARES     DOLLARS


                                YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEAR ENDED  OCTOBER 31,

                                1999                     1998                          1998A

CLASS A Shares sold             $ 49,162                 $ 1,069                       $ 9,665

Reinvestment of distributions    2,356                    -                             832

Shares redeemed                  (7,485)                  (275)                         (2,810)

Net increase (decrease)         $ 44,033                 $ 794                         $ 7,687

CLASS T Shares sold             $ 546,131                $ 35,217                      $ 487,737

Reinvestment of distributions    325,900                  -                             263,355

Shares redeemed                  (877,940)                (44,571)                      (837,890)

Net increase (decrease)         $ (5,909)                $ (9,354)                     $ (86,798)

CLASS B Shares sold             $ 89,864                 $ 4,821                       $ 41,474

Reinvestment of distributions    6,381                    -                             1,711

Shares redeemed                  (24,790)                 (572)                         (8,440)

Net increase (decrease)         $ 71,455                 $ 4,249                       $ 34,745

CLASS C Shares sold             $ 39,467                 $ 924                         $ 21,768

Reinvestment of distributions    2,008                    -                             173

Shares redeemed                  (8,264)                  (973)                         (1,484)

Net increase (decrease)         $ 33,211                 $ (49)                        $ 20,457

INSTITUTIONAL CLASS Shares      $ 21,324                 $ 933                         $ 39,736
sold

Reinvestment of distributions    7,458                    -                             3,869

Shares redeemed                  (20,805)                 (960)                         (21,809)

Net increase (decrease)         $ 7,977                  $ (27)                        $ 21,796


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1998.

INDEPENDENT AUDITORS' REPORT

To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Balanced Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Balanced Fund as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the one month ended November 30, 1998, and the year ended October 31, 1998, and the financial highlights for the one month ended November 30, 1998 and for each of the years in the four-year period ended October 31, 1998, were audited by other auditors whose report, dated January 4, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Balanced Fund at November 30,1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
   DELOITTE & TOUCHE LLP
   Boston, Massachusetts
   January 7, 2000

DISTRIBUTIONS

The Board of Trustees of Fidelity Advisor Balanced Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

                    PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Institutional Class 12/20/99 12/17/99    $.12      $.76
                     1/10/00 1/7/00      -         $.05

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 7.92% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A total of 32% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.





INVESTMENT ADVISER
Fidelity Management &
Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Kevin Grant, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributions Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified
 International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
 Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)

(2_FIDELITY_LOGOS)

FIDELITY(REGISTERED TRADEMARK) ADVISOR
(registered trademark)
RETIREMENT GROWTH
FUND - CLASS A, CLASS T, CLASS B AND CLASS C

ANNUAL REPORT

NOVEMBER 30, 1999

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     15  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            16  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   22  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  31  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  38  The auditors' opinion.
ACCOUNTANTS

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500 SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR RETIREMENT GROWTH FUND - CLASS A

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999         LIFE OF FUND

FIDELITY ADV RETIREMENT                34.40%
GROWTH - CL A

FIDELITY ADV RETIREMENT                26.67%
GROWTH - CL A   (INCL. 5.75%
SALES CHARGE)

S&P 500(registered trademark)          14.67%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Retirement Growth-CL A   S&P 500
             00721                       SP001
  1998/12/28       9425.00                    10000.00
  1998/12/31       9556.95                    10031.66
  1999/01/31      10216.70                    10451.19
  1999/02/28       9839.70                    10126.36
  1999/03/31      10527.73                    10531.52
  1999/04/30      10725.65                    10939.40
  1999/05/31      10565.43                    10681.13
  1999/06/30      11460.80                    11273.93
  1999/07/31      11385.40                    10921.96
  1999/08/31      11441.95                    10867.89
  1999/09/30      11130.93                    10570.00
  1999/10/31      11658.73                    11238.87
  1999/11/30      12676.63                    11467.36
IMATRL PRASUN   SHR__CHT 19991130 19991221 175320 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Retirement Growth Fund - Class A on December 28, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $12,667 - a 26.67% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,467 - a 14.67% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FIDELITY ADVISOR RETIREMENT GROWTH FUND - CLASS T

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999         LIFE OF FUND

FIDELITY ADV RETIREMENT                34.00%
GROWTH - CL T

FIDELITY ADV RETIREMENT                29.31%
GROWTH - CL T   (INCL. 3.50%
SALES CHARGE)

S&P 500                                14.67%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Retirement Growth-CL T   S&P 500
             00725                       SP001
  1998/12/28       9650.00                    10000.00
  1998/12/31       9785.10                    10031.66
  1999/01/31      10460.60                    10451.19
  1999/02/28      10074.60                    10126.36
  1999/03/31      10769.40                    10531.52
  1999/04/30      10972.05                    10939.40
  1999/05/31      10798.35                    10681.13
  1999/06/30      11705.45                    11273.93
  1999/07/31      11637.90                    10921.96
  1999/08/31      11686.15                    10867.89
  1999/09/30      11358.05                    10570.00
  1999/10/31      11908.10                    11238.87
  1999/11/30      12931.00                    11467.36
IMATRL PRASUN   SHR__CHT 19991130 19991221 175731 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Retirement Growth Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $12,931 - a 29.31% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,467 - a 14.67% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FIDELITY ADVISOR RETIREMENT GROWTH FUND - CLASS B

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the life of fund total return is 5%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999       LIFE OF FUND

FIDELITY ADV RETIREMENT              33.50%
GROWTH - CL B

FIDELITY ADV RETIREMENT              28.50%
GROWTH - CL B   (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                              14.67%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effects of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Retirement Growth-CL B   S&P 500
             00722                       SP001
  1998/12/28      10000.00                    10000.00
  1998/12/31      10140.00                    10031.66
  1999/01/31      10830.00                    10451.19
  1999/02/28      10430.00                    10126.36
  1999/03/31      11150.00                    10531.52
  1999/04/30      11360.00                    10939.40
  1999/05/31      11180.00                    10681.13
  1999/06/30      12110.00                    11273.93
  1999/07/31      12030.00                    10921.96
  1999/08/31      12080.00                    10867.89
  1999/09/30      11740.00                    10570.00
  1999/10/31      12300.00                    11238.87
  1999/11/30      12850.00                    11467.36
IMATRL PRASUN   SHR__CHT 19991130 19991231 140804 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Retirement Growth Fund - Class B on December 28, 1998, when the fund started. As the chart shows, by November 30, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $12,850 - a 28.50% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,467 - a 14.67% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FIDELITY ADVISOR RETIREMENT GROWTH FUND - CLASS C

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the life of fund total return is 1%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999       LIFE OF FUND

FIDELITY ADV RETIREMENT              33.50%
GROWTH - CL C

FIDELITY ADV RETIREMENT              32.50%
GROWTH - CL C   (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                              14.67%

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Retirement Growth-CL C   S&P 500
             00723                       SP001
  1998/12/28      10000.00                    10000.00
  1998/12/31      10140.00                    10031.66
  1999/01/31      10830.00                    10451.19
  1999/02/28      10430.00                    10126.36
  1999/03/31      11150.00                    10531.52
  1999/04/30      11360.00                    10939.40
  1999/05/31      11180.00                    10681.13
  1999/06/30      12110.00                    11273.93
  1999/07/31      12030.00                    10921.96
  1999/08/31      12080.00                    10867.89
  1999/09/30      11740.00                    10570.00
  1999/10/31      12300.00                    11238.87
  1999/11/30      13250.00                    11467.36
IMATRL PRASUN   SHR__CHT 19991130 19991231 141216 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Retirement Growth Fund - Class C on December 28, 1998, when the fund started. As the chart shows, by November 30, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $13,250 - a 32.50% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,467 - a 14.67% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Fergus Shiel)

An interview with Fergus Shiel, Portfolio Manager of Fidelity Advisor Retirement Growth Fund

Q. HOW DID THE FUND PERFORM, FERGUS?

A. The fund did quite well. From its inception on December 28, 1998, through November 30, 1999, the fund's Class A, Class T, Class B and Class C shares returned 34.40%, 34.00%, 33.50% and 33.50%, respectively. In comparison, the Standard & Poor's 500 Index returned 14.67% during the same period. Going forward, we'll look at the fund's performance in six- and 12-month intervals and compare it with its peer group.

Q. WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?

A. A substantial overweighting in technology - far and away the strongest sector during the period - accounted for a lot of the fund's outperformance relative to the index. Within technology, stock selection also helped. The fund particularly benefited from investments in subsectors such as wireless equipment and components, Internet infrastructure and Internet software.

Q. HEALTH CARE WAS THE FUND'S SECOND-LARGEST SECTOR AT THE END OF THE PERIOD. HOW DID THOSE STOCKS CONTRIBUTE TO PERFORMANCE?

A. Biotechnology stocks were a very positive influence on the fund's performance, attracting greater attention from investors due to the companies' promising product pipelines. The fund's overall weighting of health care stocks fell from 25.2% of net assets six months ago to 12.0% at the end of the period, which still reflected a considerable overweighting relative to the index. Most of the drop occurred because I sold some of the fund's holdings of large drug company stocks. These stocks suffered from the perception that large drug companies would be increasingly vulnerable to competitive pressures due to expiring patents on existing products as well as a lull in the development of exciting new ones.

Q. THE FUND'S FINANCIAL HOLDINGS DIPPED FROM 7.4% OF NET ASSETS SIX MONTHS AGO TO 4.8% AT THE END OF THE PERIOD. WHAT WAS YOUR REASONING THERE?

A. I see the financial sector as a cyclical area and judged that we were not at a particularly favorable stage of the cycle. Loan growth was solid but unspectacular, and rising short-term interest rates made it difficult for banks and other lending companies to expand their interest margin - that is, the difference between the short-term interest rates that determine their costs and the long-term rates on which their revenues depend. Additionally, in the latter stages of a credit cycle, lenders typically face higher costs as more borrowers default on their loans.

Q. WHICH STOCKS DID WELL FOR THE FUND?

A. Immunex and Amgen were two of the fund's best performers. Immunex was helped by promising research results on its anti-arthritis drug, Enbrel, while Amgen enjoyed continued growth in two of its core products, Epogen and Eupogen. Both stocks also benefited from positive investor sentiment for the biotechnology industry. Another helpful holding was Texas Instruments. The company continued to solidify its position as a worldwide leader in the manufacture of DSP chips, which are used in wireless communications. Cisco Systems also enjoyed nice gains. The company manufactures the routers that enable the operation of data networks on the Internet and has been one of the prime beneficiaries of the exponential growth in data communications.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. Safeway, one of the fund's largest holdings at the end of the period, also was its biggest detractor. The stock fell sharply at the end of September after the company reported lower-than-expected sales and earnings. I maintained the fund's position based on my belief that the company's dedication to cost-cutting and renewed focus on revenue growth would enable its stock to recover. Philip Morris and RJ Reynolds also hurt performance. Investors fled these two tobacco stocks when litigation pressures failed to subside after the settlement of a multi-billion-dollar lawsuit at the state level. I sold Philip Morris but held on to RJ Reynolds because of the latter's exceptionally high dividend yield.

Q. WHAT'S YOUR OUTLOOK, FERGUS?

A. Market conditions should be favorable, especially once Y2K concerns are out of the way. Economic growth remains robust, with few signs of inflationary pressures. Investors' recent narrow focus on technology stocks is somewhat worrisome, but technology continues to be where most of the growth is occurring. Moreover, the technology sector is one of the best ways to play the accelerating global growth I see occurring. Nonetheless, technology valuations are exceedingly high, and I plan to be alert for opportunities in other market sectors as they present themselves.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

FERGUS SHIEL ON
HEALTH CARE STOCKS:

"When looking at the health care
sector, it's important to look
`under the hood' at the different
subsectors that compose it. For
example, service companies such
as HMOs have encountered
considerable difficulties in the
past year or so due to rising costs
and uncertainty about Medicare
reimbursements.

"Even the large drug company
stocks, many of which were part of
the `nifty fifty' stocks that many
investors wanted to own when the
economy was softer, have faltered
lately. These stocks are
considered by many investors to
be defensive because of the
perception that the companies
can maintain steady earnings
growth in a variety of economic
environments. Now that the
concerns about a slowing economy
have passed, more investors are
willing to take a chance on the
stocks of smaller and mid-sized
companies in the biotechnology
and medical technology areas.

"Add to that the shifting dynamics
of the product pipelines I
mentioned earlier, which in the
case of some biotechnology
companies represent years of
research and development coming
to fruition, and the result is that
biotechnology has become the star
subsector in health care, at least for
the present."

FUND FACTS

GOAL: seeks capital appreciation

START DATE: December 28,
1998

SIZE: as of November 30,
1999, more than $63 million

MANAGER: J. Fergus Shiel, since
inception; joined Fidelity in
1989
(checkmark)

INVESTMENT CHANGES

TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Microsoft Corp.                 3.9                     3.6

Nokia AB sponsored ADR          3.5                     3.1

Redback Networks, Inc.          3.3                     0.0

L.M. Ericsson Telefon AB        2.9                     0.0
sponsored ADR

Texas Instruments, Inc.         2.9                     2.4

Vignette Corp.                  2.9                     0.0

Immunex Corp.                   2.9                     2.7

Cisco Systems, Inc.             2.8                     0.5

Brocade Communications          2.7                     0.0
Systems, Inc.

Safeway, Inc.                   2.6                       4.3

                                30.4                     16.6

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

TECHNOLOGY                      47.7                    28.6

HEALTH                          12.0                    25.2

RETAIL & WHOLESALE              9.5                     10.8

FINANCE                         4.8                     7.4

UTILITIES                       4.2                     5.3



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                           AS OF MAY 31, 1999 **

                            Stocks 94.0%                                                     Stocks 95.3%

                            Short-Term  Investments and                                      Short-Term  Investments and
                            Net Other Assets 6.0%                                            Net Other Assets 4.7%

* FOREIGN  INVESTMENTS                                    8.7%      ** FOREIGN  INVESTMENTS   13.1


PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

Row: 1, Col: 1, Value: 94.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.0

Row: 1, Col: 1, Value: 95.3
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.7

INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 94.0%

                                 SHARES                    VALUE (NOTE 1)

BASIC INDUSTRIES - 1.6%

CHEMICALS & PLASTICS - 0.6%

Praxair, Inc.                     1,400                    $ 62,475

Sealed Air Corp. (a)              7,100                     333,700

                                                            396,175

IRON & STEEL - 1.0%

Bethlehem Steel Corp. (a)         80,000                    500,000

USX-U.S. Steel Group              5,800                     146,813

                                                            646,813

TOTAL BASIC INDUSTRIES                                      1,042,988

CONSTRUCTION & REAL ESTATE -
0.1%

ENGINEERING - 0.1%

Fluor Corp.                       1,000                     42,063

ENERGY - 0.8%

ENERGY SERVICES - 0.7%

Baker Hughes, Inc.                16,400                    414,100

OIL & GAS - 0.1%

Exxon Corp.                       1,000                     79,313

TOTAL ENERGY                                                493,413

FINANCE - 4.8%

BANKS - 0.6%

Bank of New York Co., Inc.        9,000                     358,875

CREDIT & OTHER FINANCE - 0.7%

American Express Co.              3,200                     484,200

INSURANCE - 0.5%

American International Group,     3,000                     309,750
Inc.

SECURITIES INDUSTRY - 3.0%

Charles Schwab Corp.              17,000                    644,938

E*Trade Group, Inc. (a)           2,800                     84,175

Lehman Brothers Holdings,         5,200                     397,150
Inc.

Merrill Lynch & Co., Inc.         5,000                     403,125

Morgan Stanley Dean Witter &      3,000                     361,875
Co.

                                                            1,891,263

TOTAL FINANCE                                               3,044,088

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

HEALTH - 12.0%

DRUGS & PHARMACEUTICALS - 12.0%

American Home Products Corp.      8,000                    $ 416,000

Amgen, Inc. (a)                   28,800                    1,312,200

Biogen, Inc. (a)                  18,000                    1,315,125

Bristol-Myers Squibb Co.          8,200                     599,113

Elan Corp. PLC sponsored ADR      2,000                     54,750
(a)

Genentech, Inc.                   2,000                     171,750

Genzyme Corp. - General           10,100                    363,600
Division

IDEC Pharmaceuticals Corp. (a)    3,900                     494,325

Immunex Corp. (a)                 26,200                    1,856,925

Medimmune, Inc. (a)               8,800                     1,057,650

                                                            7,641,438

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.9%

ELECTRICAL EQUIPMENT - 2.9%

L.M. Ericsson Telefon AB          38,900                    1,874,493
sponsored ADR

MEDIA & LEISURE - 3.3%

BROADCASTING - 3.1%

Clear Channel Communications,     6,000                     482,250
Inc. (a)

EchoStar Communications Corp.     18,000                    1,189,125
Class A (a)

USA Networks, Inc. (a)            7,000                     280,000

                                                            1,951,375

ENTERTAINMENT - 0.2%

Hollywood Entertainment Corp.     10,000                    141,250
(a)

TOTAL MEDIA & LEISURE                                       2,092,625

NONDURABLES - 2.4%

HOUSEHOLD PRODUCTS - 0.1%

Clorox Co.                        1,000                     44,563

TOBACCO - 2.3%

RJ Reynolds Tobacco Holdings,     69,000                    1,470,563
Inc.

TOTAL NONDURABLES                                           1,515,126

RETAIL & WHOLESALE - 9.5%

DRUG STORES - 0.4%

Walgreen Co.                      9,500                     276,688

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

GENERAL MERCHANDISE STORES -
2.7%

Dayton Hudson Corp.               8,000                    $ 564,500

Wal-Mart Stores, Inc.             20,000                    1,152,500

                                                            1,717,000

GROCERY STORES - 2.6%

Safeway, Inc. (a)                 44,000                    1,622,500

RETAIL & WHOLESALE,
MISCELLANEOUS - 3.8%

Bed Bath & Beyond, Inc. (a)       10,300                    321,875

Best Buy Co., Inc. (a)            9,000                     562,500

Circuit City Stores, Inc. -       4,500                     218,250
Circuit City Group

Home Depot, Inc.                  17,000                    1,344,063

                                                            2,446,688

TOTAL RETAIL & WHOLESALE                                    6,062,876

SERVICES - 3.4%

ADVERTISING - 2.3%

DoubleClick, Inc. (a)             4,000                     640,250

Interpublic Group of              10,100                    474,700
Companies, Inc.

Omnicom Group, Inc.               4,500                     396,563

                                                            1,511,513

SERVICES - 1.1%

Ecolab, Inc.                      10,000                    346,250

Marlborough International PLC     122,400                   339,646
(a)

                                                            685,896

TOTAL SERVICES                                              2,197,409

TECHNOLOGY - 47.7%

COMMUNICATIONS EQUIPMENT - 8.0%

Advanced Fibre                    38,000                    1,056,875
Communications, Inc. (a)

Cisco Systems, Inc. (a)           20,000                    1,783,750

Nokia AB sponsored ADR            16,000                    2,211,000

                                                            5,051,625

COMPUTER SERVICES & SOFTWARE
- 25.4%

America Online, Inc. (a)          12,000                    872,250

At Home Corp. Series A (a)        7,000                     339,500

BEA Systems, Inc. (a)             4,000                     325,000

BroadVision, Inc. (a)             4,500                     418,781

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Business Objects SA sponsored     6,500                    $ 575,250
ADR (a)

Citrix Systems, Inc. (a)          7,000                     664,125

Corsair Communictions, Inc.       38,500                    409,063
(a)

Intertrust Technologies Corp.     3,000                     385,688

Interwoven, Inc.                  2,400                     297,000

Legato Systems, Inc. (a)          12,000                    810,375

Liberate Technologies             3,400                     433,925

Mercury Interactive Corp. (a)     2,900                     241,063

Microsoft Corp. (a)               27,000                    2,458,258

MicroStrategy, Inc. Class A       400                       49,000
(a)

Peregrine Systems, Inc. (a)       3,000                     210,000

Phone.com, Inc.                   9,400                     1,363,000

Redback Networks, Inc.            15,000                    2,099,063

VERITAS Software Corp. (a)        14,050                    1,286,453

Vignette Corp. (a)                9,000                     1,861,875

Yahoo!, Inc. (a)                  5,000                     1,063,750

                                                            16,163,419

COMPUTERS & OFFICE EQUIPMENT
- 3.8%

Comverse Technology, Inc. (a)     3,400                     410,975

Juniper Networks, Inc.            3,000                     831,375

Sun Microsystems, Inc. (a)        9,000                     1,190,250

                                                            2,432,600

ELECTRONICS - 10.5%

Altera Corp. (a)                  4,600                     247,825

Broadcom Corp. Class A (a)        1,000                     179,063

Brocade Communications            6,000                     1,739,625
Systems, Inc.

Motorola, Inc.                    13,000                    1,485,250

PMC-Sierra, Inc. (a)              4,000                     412,250

QLogic Corp. (a)                  1,600                     181,000

Sanmina Corp. (a)                 6,000                     576,750

Texas Instruments, Inc.           19,500                    1,873,219

                                                            6,694,982

TOTAL TECHNOLOGY                                            30,342,626

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TRANSPORTATION - 1.3%

RAILROADS - 1.3%

Burlington Northern Santa Fe      16,700                   $ 484,300
Corp.

Union Pacific Corp.               7,000                     329,438

                                                            813,738

UTILITIES - 4.2%

CELLULAR - 2.3%

QUALCOMM, Inc. (a)                4,000                     1,449,250

TELEPHONE SERVICES - 1.9%

Esat Telecom Group PLC            7,600                     494,475
sponsored ADR (a)

SBC Communications, Inc.          14,000                    727,125

                                                            1,221,600

TOTAL UTILITIES                                             2,670,850

TOTAL COMMON STOCKS                           59,833,733
(Cost $51,498,545)

CASH EQUIVALENTS - 8.9%



Taxable Central Cash Fund,        5,668,368                 5,668,368
5.34% (b) (Cost $5,668,368)

TOTAL INVESTMENT PORTFOLIO -                                65,502,101
102.9%
 (Cost $57,166,913)

NET OTHER ASSETS - (2.9)%                                   (1,852,566)

NET ASSETS - 100%                            $ 63,649,535

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $57,467,198. Net unrealized appreciation aggregated $8,034,903, of which $9,716,418 related to appreciated investment securities and $1,681,515 related to depreciated investment securities.

At November 30, 1999, the fund had a capital loss carryforward of approximately $416,000 all of which will expire on November 30, 2007.

The fund intends to elect to defer to its fiscal year ending November 30, 2000 approximately $436,000 of losses recognized during the period November 1, 1999 to November 30, 1999.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                       NOVEMBER 30, 1999

ASSETS

Investment in securities, at                $ 65,502,101
value (cost $57,166,913) -
See accompanying schedule

Receivable for investments                   4,384,292
sold

Receivable for fund shares                   641,673
sold

Dividends receivable                         9,703

Interest receivable                          13,717

Other receivables                            477

 TOTAL ASSETS                                70,551,963

LIABILITIES

Payable to custodian bank       $ 187,620

Payable for investments          3,207,117
purchased

Payable for fund shares          181,556
redeemed

Accrued management fee           25,699

Distribution fees payable        32,298

Other payables and accrued       53,338
expenses

Collateral on securities         3,214,800
loaned, at value

 TOTAL LIABILITIES                           6,902,428

NET ASSETS                                  $ 63,649,535

Net Assets consist of:

Paid in capital                             $ 56,217,440

Accumulated undistributed net                (903,093)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  8,335,188
(depreciation) on investments

NET ASSETS                                  $ 63,649,535

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                         NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $13.44
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($4,492,752 (divided by)
334,267 shares)

Maximum offering price per         $14.26
share (100/94.25 of $13.44)

CLASS T: NET ASSET VALUE and       $13.40
redemption price per share
($31,971,408 (divided by)
2,386,403 shares)

Maximum offering price per         $13.89
share (100/96.50 of $13.40)

CLASS B: NET ASSET VALUE and       $13.35
offering price per share
($17,163,294 (divided by)
1,285,475 shares) A

CLASS C: NET ASSET VALUE and       $13.35
offering price per share
($9,224,377 (divided by)
690,920 shares) A

INSTITUTIONAL CLASS: NET           $13.47
ASSET VALUE, offering price
and redemption price   per
share ($797,704 (divided by)
59,226 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                    DECEMBER 28, 1998
                          (COMMENCEMENT OF OPERATIONS)
                                  TO NOVEMBER 30, 1999

INVESTMENT INCOME                            $ 95,831
Dividends

Interest                                      60,263

Security lending                              2,554

 TOTAL INCOME                                 158,648

EXPENSES

Management fee                   $ 120,548

Transfer agent fees               61,026

Distribution fees                 141,119

Accounting and security           55,778
lending fees

Non-interested trustees'          46
compensation

Custodian fees and expenses       25,265

Registration fees                 162,072

Audit                             22,163

Legal                             112

Miscellaneous                     767

 Total expenses before            588,896
reductions

 Expense reductions               (142,741)   446,155

NET INVESTMENT INCOME (LOSS)                  (287,507)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (903,093)

 Foreign currency transactions    170         (902,923)

Change in net unrealized                      8,335,188
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               7,432,265

NET INCREASE (DECREASE) IN                   $ 7,144,758
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                              DECEMBER 28, 1998
                              (COMMENCEMENT  OF
                              OPERATIONS) TO NOVEMBER 30,
                              1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (287,507)
income (loss)

 Net realized gain (loss)      (902,923)

 Change in net unrealized      8,335,188
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    7,144,758
NET ASSETS RESULTING  FROM
OPERATIONS

Share transactions - net       56,504,777
increase (decrease)

  TOTAL INCREASE (DECREASE)    63,649,535
IN NET ASSETS

NET ASSETS

 Beginning of period           -

 End of period                $ 63,649,535

FINANCIAL HIGHLIGHTS - CLASS A
PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.10)

Net realized and unrealized       3.54
gain (loss)

Total from investment             3.44
operations

Net asset value, end of period   $ 13.44

TOTAL RETURN B, C                 34.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,493
(000 omitted)

Ratio of expenses to average      1.75% A, F
net assets

Ratio of expenses to average      1.70% A, G
net assets after expense
reductions

Ratio of net investment           (.94)% A
income (loss) to average net
assets

Portfolio turnover                381% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.13)

Net realized and unrealized       3.53
gain (loss)

Total from investment             3.40
operations

Net asset value, end of period   $ 13.40

TOTAL RETURN B, C                 34.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 31,971
(000 omitted)

Ratio of expenses to average      2.00% A, F
net assets

Ratio of expenses to average      1.95% A, G
net assets after expense
reductions

Ratio of net investment           (1.19)% A
income (loss) to average net
assets

Portfolio turnover                381% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.19)

Net realized and unrealized       3.54
gain (loss)

Total from investment             3.35
operations

Net asset value, end of period   $ 13.35

TOTAL RETURN B, C                 33.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 17,163
(000 omitted)

Ratio of expenses to average      2.50% A, F
net assets

Ratio of expenses to average      2.45% A, G
net assets after expense
reductions

Ratio of net investment           (1.69)% A
income (loss) to average net
assets

Portfolio turnover                381% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.19)

Net realized and unrealized       3.54
gain (loss)

Total from investment             3.35
operations

Net asset value, end of period   $ 13.35

TOTAL RETURN B, C                 33.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 9,224
(000 omitted)

Ratio of expenses to average      2.50% A, F
net assets

Ratio of expenses to average      2.45% A, G
net assets after expense
reductions

Ratio of net investment           (1.69)% A
income (loss) to average net
assets

Portfolio turnover                381% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.08)

Net realized and unrealized       3.55
gain (loss)

Total from investment             3.47
operations

Net asset value, end of period   $ 13.47

TOTAL RETURN B, C                 34.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 798
(000 omitted)

Ratio of expenses to average      1.50% A, F
net assets

Ratio of expenses to average      1.45% A, G
net assets after expense
reductions

Ratio of net investment           (.69)% A
income (loss) to average net
assets

Portfolio turnover                381% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended November 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Retirement Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $131,340,088 and $78,938,450, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates,

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of
 .58% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 4,140      $ 361

CLASS T    49,611       171

CLASS B    55,387       41,659

CLASS C    31,981       26,921

          $ 141,119    $ 69,112

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions. For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 58,774     $ 15,689

CLASS T    145,287      37,241

CLASS B    21,237       21,237 *

CLASS C    2,381        2,381 *

          $ 227,679    $ 76,548

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 5,458   .33*

CLASS T                 27,005   .27*

CLASS B                 17,538   .31*

CLASS C                 9,079    .28*

INSTITUTIONAL CLASS     1,946    .43*

                       $ 61,026

* ANNUALIZED

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $7,484 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $3,088,093. The fund received cash collateral of $3,214,800 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.75%                    $ 11,246

CLASS T               2.00%                     61,518

CLASS B               2.50%                     36,585

CLASS C               2.50%                     20,076

INSTITUTIONAL CLASS   1.50%                     3,539

                                               $ 132,964

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $9,295 under this arrangement.

6. EXPENSE REDUCTIONS - CONTINUED

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $482 under the custodian arrangement.

7. SHARE TRANSACTIONS.

Transactions for each class of shares for the period are as follows:

                            SHARES                       DOLLARS

                            DECEMBER 28, 1998            DECEMBER 28, 1998
                            (COMMENCEMENT  OF            (COMMENCEMENT  OF
                            OPERATIONS) TO NOVEMBER 30,  OPERATIONS) TO NOVEMBER 30,

                            1999                         1999



CLASS A Shares sold                                      $ 4,456,409
                             375,743

Shares redeemed              (41,476)                     (503,397)

Net increase (decrease)      334,267                     $ 3,953,012

CLASS T Shares sold          2,551,320                   $ 30,521,657

Shares redeemed              (164,917)                    (2,060,293)

Net increase (decrease)      2,386,403                   $ 28,461,364

CLASS B Shares sold          1,391,638                   $ 16,541,336

Shares redeemed              (106,163)                    (1,281,245)

Net increase (decrease)      1,285,475                   $ 15,260,091

CLASS C Shares sold          756,727                     $ 8,960,631

Shares redeemed              (65,807)                     (786,872)

Net increase (decrease)      690,920                     $ 8,173,759

INSTITUTIONAL CLASS Shares   64,886                      $ 726,218
sold

Shares redeemed              (5,660)                      (69,667)

Net increase (decrease)      59,226                      $ 656,551


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Retirement Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Retirement Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Retirement Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   January 12, 2000

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
J. Fergus Shiel, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)


(2_FIDELITY_LOGOS)
FIDELITY(REGISTERED TRADEMARK) ADVISOR
(registered trademark)
RETIREMENT GROWTH
FUND - INSTITUTIONAL CLASS

ANNUAL REPORT
NOVEMBER 30, 1999

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   16  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  25  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  32  The auditors' opinion.
ACCOUNTANTS


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500 SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR RETIREMENT GROWTH FUND - INSTITUTIONAL CLASS

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED NOVEMBER 30, 1999       LIFE OF FUND

FIDELITY ADV RETIREMENT              34.70%
GROWTH - INSTITUTIONAL CL

S&P 500(registered trademark)        14.67%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Retirement Growth-CL I   S&P 500
             00724                       SP001
  1998/12/28      10000.00                    10000.00
  1998/12/31      10140.00                    10031.66
  1999/01/31      10840.00                    10451.19
  1999/02/28      10450.00                    10126.36
  1999/03/31      11180.00                    10531.52
  1999/04/30      11400.00                    10939.40
  1999/05/31      11220.00                    10681.13
  1999/06/30      12170.00                    11273.93
  1999/07/31      12100.00                    10921.96
  1999/08/31      12160.00                    10867.89
  1999/09/30      11830.00                    10570.00
  1999/10/31      12400.00                    11238.87
  1999/11/30      13470.00                    11467.36
IMATRL PRASUN   SHR__CHT 19991130 19991221 175635 R00000000000015

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Retirement Growth Fund - Institutional Class on December 28, 1998, when the fund started. As the chart shows, by November 30, 1999, the value of the investment would have grown to $13,470 - a 34.70% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,467 - a 14.67% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Fergus Shiel)

An interview with Fergus Shiel, Portfolio Manager of Fidelity Advisor Retirement Growth Fund

Q. HOW DID THE FUND PERFORM, FERGUS?

A. The fund did quite well. From its inception on December 28, 1998, through November 30, 1999, the fund's Institutional Class shares returned 34.70%. In comparison, the Standard & Poor's 500 Index returned 14.67% during the same period. Going forward, we'll look at the fund's performance in six and 12-month intervals and compare it with its peer group.

Q. WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?

A. A substantial overweighting in technology - far and away the strongest sector during the period - accounted for a lot of the fund's outperformance relative to the index. Within technology, stock selection also helped. The fund particularly benefited from investments in subsectors such as wireless equipment and components, Internet infrastructure and Internet software.

Q. HEALTH CARE WAS THE FUND'S SECOND-LARGEST SECTOR AT THE END OF THE PERIOD. HOW DID THOSE STOCKS CONTRIBUTE TO PERFORMANCE?

A. Biotechnology stocks were a very positive influence on the fund's performance, attracting greater attention from investors due to the companies' promising product pipelines. The fund's overall weighting of health care stocks fell from 25.2% of net assets six months ago to 12.0% at the end of the period, which still reflected a considerable overweighting relative to the index. Most of the drop occurred because I sold some of the fund's holdings of large drug company stocks. These stocks suffered from the perception that large drug companies would be increasingly vulnerable to competitive pressures due to expiring patents on existing products as well as a lull in the development of exciting new ones.

Q. THE FUND'S FINANCIAL HOLDINGS DIPPED FROM 7.4% OF NET ASSETS SIX MONTHS AGO TO 4.8% AT THE END OF THE PERIOD. WHAT WAS YOUR REASONING THERE?

A. I see the financial sector as a cyclical area and judged that we were not at a particularly favorable stage of the cycle. Loan growth was solid but unspectacular, and rising short-term interest rates made it difficult for banks and other lending companies to expand their interest margin - that is, the difference between the short-term interest rates that determine their costs and the long-term rates on which their revenues depend. Additionally, in the latter stages of a credit cycle, lenders typically face higher costs as more borrowers default on their loans.

Q. WHICH STOCKS DID WELL FOR THE FUND?

A. Immunex and Amgen were two of the fund's best performers. Immunex was helped by promising research results on its anti-arthritis drug, Enbrel, while Amgen enjoyed continued growth in two of its core products, Epogen and Eupogen. Both stocks also benefited from positive investor sentiment for the biotechnology industry. Another helpful holding was Texas Instruments. The company continued to solidify its position as a worldwide leader in the manufacture of DSP chips, which are used in wireless communications. Cisco Systems also enjoyed nice gains. The company manufactures the routers that enable the operation of data networks on the Internet and has been one of the prime beneficiaries of the exponential growth in data communications.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. Safeway, one of the fund's largest holdings at the end of the period, also was its biggest detractor. The stock fell sharply at the end of September after the company reported lower-than-expected sales and earnings. I maintained the fund's position based on my belief that the company's dedication to cost-cutting and renewed focus on revenue growth would enable its stock to recover. Philip Morris and RJ Reynolds also hurt performance. Investors fled these two tobacco stocks when litigation pressures failed to subside after the settlement of a multi-billion-dollar lawsuit at the state level. I sold Philip Morris but held on to RJ Reynolds because of the latter's exceptionally high dividend yield.

Q. WHAT'S YOUR OUTLOOK, FERGUS?

A. Market conditions should be favorable, especially once Y2K concerns are out of the way. Economic growth remains robust, with few signs of inflationary pressures. Investors' recent narrow focus on technology stocks is somewhat worrisome, but technology continues to be where most of the growth is occurring. Moreover, the technology sector is one of the best ways to play the accelerating global growth I see occurring. Nonetheless, technology valuations are exceedingly high, and I plan to be alert for opportunities in other market sectors as they present themselves.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

FERGUS SHIEL ON
HEALTH CARE STOCKS:

"When looking at the health care
sector, it's important to look
`under the hood' at the different
subsectors that compose it. For
example, service companies such
as HMOs have encountered
considerable difficulties in the
past year or so due to rising costs
and uncertainty about Medicare
reimbursements.

"Even the large drug company
stocks, many of which were part of
the `nifty fifty' stocks that many
investors wanted to own when the
economy was softer, have faltered
lately. These stocks are
considered by many investors to
be defensive because of the
perception that the companies
can maintain steady earnings
growth in a variety of economic
environments. Now that the
concerns about a slowing economy
have passed, more investors are
willing to take a chance on the
stocks of smaller and mid-sized
companies in the biotechnology
and medical technology areas.

"Add to that the shifting dynamics
of the product pipelines I
mentioned earlier, which in the
case of some biotechnology
companies represent years of
research and development coming
to fruition, and the result is that
biotechnology has become the star
subsector in health care, at least for
the present."

FUND FACTS

GOAL: seeks capital appreciation

START DATE: December 28,
1998

SIZE: as of November 30,
1999, more than $63 million

MANAGER: J. Fergus Shiel, since
inception; joined Fidelity in
1989
(checkmark)

INVESTMENT CHANGES

TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Microsoft Corp.                 3.9                     3.6

Nokia AB sponsored ADR          3.5                     3.1

Redback Networks, Inc.          3.3                     0.0

L.M. Ericsson Telefon AB        2.9                     0.0
sponsored ADR

Texas Instruments, Inc.         2.9                     2.4

Vignette Corp.                  2.9                     0.0

Immunex Corp.                   2.9                     2.7

Cisco Systems, Inc.             2.8                     0.5

Brocade Communications          2.7                     0.0
Systems, Inc.

Safeway, Inc.                   2.6                       4.3

                                30.4                     16.6

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

TECHNOLOGY                      47.7                    28.6

HEALTH                          12.0                    25.2

RETAIL & WHOLESALE              9.5                     10.8

FINANCE                         4.8                     7.4

UTILITIES                       4.2                     5.3



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                           AS OF MAY 31, 1999 **

                            Stocks 94.0%                                                     Stocks 95.3%

                            Short-Term  Investments and                                      Short-Term  Investments and
                            Net Other Assets 6.0%                                            Net Other Assets 4.7%

* FOREIGN  INVESTMENTS                                   8.7%      ** FOREIGN  INVESTMENTS    13.1%




PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

Row: 1, Col: 1, Value: 94.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.0
Row: 1, Col: 1, Value: 95.3
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.7


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 94.0%

                                 SHARES                    VALUE (NOTE 1)

BASIC INDUSTRIES - 1.6%

CHEMICALS & PLASTICS - 0.6%

Praxair, Inc.                     1,400                    $ 62,475

Sealed Air Corp. (a)              7,100                     333,700

                                                            396,175

IRON & STEEL - 1.0%

Bethlehem Steel Corp. (a)         80,000                    500,000

USX-U.S. Steel Group              5,800                     146,813

                                                            646,813

TOTAL BASIC INDUSTRIES                                      1,042,988

CONSTRUCTION & REAL ESTATE -
0.1%

ENGINEERING - 0.1%

Fluor Corp.                       1,000                     42,063

ENERGY - 0.8%

ENERGY SERVICES - 0.7%

Baker Hughes, Inc.                16,400                    414,100

OIL & GAS - 0.1%

Exxon Corp.                       1,000                     79,313

TOTAL ENERGY                                                493,413

FINANCE - 4.8%

BANKS - 0.6%

Bank of New York Co., Inc.        9,000                     358,875

CREDIT & OTHER FINANCE - 0.7%

American Express Co.              3,200                     484,200

INSURANCE - 0.5%

American International Group,     3,000                     309,750
Inc.

SECURITIES INDUSTRY - 3.0%

Charles Schwab Corp.              17,000                    644,938

E*Trade Group, Inc. (a)           2,800                     84,175

Lehman Brothers Holdings,         5,200                     397,150
Inc.

Merrill Lynch & Co., Inc.         5,000                     403,125

Morgan Stanley Dean Witter &      3,000                     361,875
Co.

                                                            1,891,263

TOTAL FINANCE                                               3,044,088

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

HEALTH - 12.0%

DRUGS & PHARMACEUTICALS - 12.0%

American Home Products Corp.      8,000                    $ 416,000

Amgen, Inc. (a)                   28,800                    1,312,200

Biogen, Inc. (a)                  18,000                    1,315,125

Bristol-Myers Squibb Co.          8,200                     599,113

Elan Corp. PLC sponsored ADR      2,000                     54,750
(a)

Genentech, Inc.                   2,000                     171,750

Genzyme Corp. - General           10,100                    363,600
Division

IDEC Pharmaceuticals Corp. (a)    3,900                     494,325

Immunex Corp. (a)                 26,200                    1,856,925

Medimmune, Inc. (a)               8,800                     1,057,650

                                                            7,641,438

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.9%

ELECTRICAL EQUIPMENT - 2.9%

L.M. Ericsson Telefon AB          38,900                    1,874,493
sponsored ADR

MEDIA & LEISURE - 3.3%

BROADCASTING - 3.1%

Clear Channel Communications,     6,000                     482,250
Inc. (a)

EchoStar Communications Corp.     18,000                    1,189,125
Class A (a)

USA Networks, Inc. (a)            7,000                     280,000

                                                            1,951,375

ENTERTAINMENT - 0.2%

Hollywood Entertainment Corp.     10,000                    141,250
(a)

TOTAL MEDIA & LEISURE                                       2,092,625

NONDURABLES - 2.4%

HOUSEHOLD PRODUCTS - 0.1%

Clorox Co.                        1,000                     44,563

TOBACCO - 2.3%

RJ Reynolds Tobacco Holdings,     69,000                    1,470,563
Inc.

TOTAL NONDURABLES                                           1,515,126

RETAIL & WHOLESALE - 9.5%

DRUG STORES - 0.4%

Walgreen Co.                      9,500                     276,688

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

GENERAL MERCHANDISE STORES -
2.7%

Dayton Hudson Corp.               8,000                    $ 564,500

Wal-Mart Stores, Inc.             20,000                    1,152,500

                                                            1,717,000

GROCERY STORES - 2.6%

Safeway, Inc. (a)                 44,000                    1,622,500

RETAIL & WHOLESALE,
MISCELLANEOUS - 3.8%

Bed Bath & Beyond, Inc. (a)       10,300                    321,875

Best Buy Co., Inc. (a)            9,000                     562,500

Circuit City Stores, Inc. -       4,500                     218,250
Circuit City Group

Home Depot, Inc.                  17,000                    1,344,063

                                                            2,446,688

TOTAL RETAIL & WHOLESALE                                    6,062,876

SERVICES - 3.4%

ADVERTISING - 2.3%

DoubleClick, Inc. (a)             4,000                     640,250

Interpublic Group of              10,100                    474,700
Companies, Inc.

Omnicom Group, Inc.               4,500                     396,563

                                                            1,511,513

SERVICES - 1.1%

Ecolab, Inc.                      10,000                    346,250

Marlborough International PLC     122,400                   339,646
(a)

                                                            685,896

TOTAL SERVICES                                              2,197,409

TECHNOLOGY - 47.7%

COMMUNICATIONS EQUIPMENT - 8.0%

Advanced Fibre                    38,000                    1,056,875
Communications, Inc. (a)

Cisco Systems, Inc. (a)           20,000                    1,783,750

Nokia AB sponsored ADR            16,000                    2,211,000

                                                            5,051,625

COMPUTER SERVICES & SOFTWARE
- 25.4%

America Online, Inc. (a)          12,000                    872,250

At Home Corp. Series A (a)        7,000                     339,500

BEA Systems, Inc. (a)             4,000                     325,000

BroadVision, Inc. (a)             4,500                     418,781

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Business Objects SA sponsored     6,500                    $ 575,250
ADR (a)

Citrix Systems, Inc. (a)          7,000                     664,125

Corsair Communictions, Inc.       38,500                    409,063
(a)

Intertrust Technologies Corp.     3,000                     385,688

Interwoven, Inc.                  2,400                     297,000

Legato Systems, Inc. (a)          12,000                    810,375

Liberate Technologies             3,400                     433,925

Mercury Interactive Corp. (a)     2,900                     241,063

Microsoft Corp. (a)               27,000                    2,458,258

MicroStrategy, Inc. Class A       400                       49,000
(a)

Peregrine Systems, Inc. (a)       3,000                     210,000

Phone.com, Inc.                   9,400                     1,363,000

Redback Networks, Inc.            15,000                    2,099,063

VERITAS Software Corp. (a)        14,050                    1,286,453

Vignette Corp. (a)                9,000                     1,861,875

Yahoo!, Inc. (a)                  5,000                     1,063,750

                                                            16,163,419

COMPUTERS & OFFICE EQUIPMENT
- 3.8%

Comverse Technology, Inc. (a)     3,400                     410,975

Juniper Networks, Inc.            3,000                     831,375

Sun Microsystems, Inc. (a)        9,000                     1,190,250

                                                            2,432,600

ELECTRONICS - 10.5%

Altera Corp. (a)                  4,600                     247,825

Broadcom Corp. Class A (a)        1,000                     179,063

Brocade Communications            6,000                     1,739,625
Systems, Inc.

Motorola, Inc.                    13,000                    1,485,250

PMC-Sierra, Inc. (a)              4,000                     412,250

QLogic Corp. (a)                  1,600                     181,000

Sanmina Corp. (a)                 6,000                     576,750

Texas Instruments, Inc.           19,500                    1,873,219

                                                            6,694,982

TOTAL TECHNOLOGY                                            30,342,626

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TRANSPORTATION - 1.3%

RAILROADS - 1.3%

Burlington Northern Santa Fe      16,700                   $ 484,300
Corp.

Union Pacific Corp.               7,000                     329,438

                                                            813,738

UTILITIES - 4.2%

CELLULAR - 2.3%

QUALCOMM, Inc. (a)                4,000                     1,449,250

TELEPHONE SERVICES - 1.9%

Esat Telecom Group PLC            7,600                     494,475
sponsored ADR (a)

SBC Communications, Inc.          14,000                    727,125

                                                            1,221,600

TOTAL UTILITIES                                             2,670,850

TOTAL COMMON STOCKS                           59,833,733
(Cost $51,498,545)

CASH EQUIVALENTS - 8.9%



Taxable Central Cash Fund,        5,668,368                 5,668,368
5.34% (b) (Cost $5,668,368)

TOTAL INVESTMENT PORTFOLIO -                                65,502,101
102.9%
 (Cost $57,166,913)

NET OTHER ASSETS - (2.9)%                                   (1,852,566)

NET ASSETS - 100%                            $ 63,649,535

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $57,467,198. Net unrealized appreciation aggregated $8,034,903, of which $9,716,418 related to appreciated investment securities and $1,681,515 related to depreciated investment securities.

At November 30, 1999, the fund had a capital loss carryforward of approximately $416,000 all of which will expire on November 30, 2007.

The fund intends to elect to defer to its fiscal year ending November 30, 2000 approximately $436,000 of losses recognized during the period November 1, 1999 to November 30, 1999.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        NOVEMBER 30, 1999

ASSETS

Investment in securities, at                $ 65,502,101
value (cost $57,166,913) -
See accompanying schedule

Receivable for investments                   4,384,292
sold

Receivable for fund shares                   641,673
sold

Dividends receivable                         9,703

Interest receivable                          13,717

Other receivables                            477

 TOTAL ASSETS                                70,551,963

LIABILITIES

Payable to custodian bank       $ 187,620

Payable for investments          3,207,117
purchased

Payable for fund shares          181,556
redeemed

Accrued management fee           25,699

Distribution fees payable        32,298

Other payables and accrued       53,338
expenses

Collateral on securities         3,214,800
loaned, at value

 TOTAL LIABILITIES                           6,902,428

NET ASSETS                                  $ 63,649,535

Net Assets consist of:

Paid in capital                             $ 56,217,440

Accumulated undistributed net                (903,093)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  8,335,188
(depreciation) on investments

NET ASSETS                                  $ 63,649,535

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                         NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $13.44
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($4,492,752 (divided by)
334,267 shares)

Maximum offering price per         $14.26
share (100/94.25 of $13.44)

CLASS T: NET ASSET VALUE and       $13.40
redemption price per share
($31,971,408 (divided by)
2,386,403 shares)

Maximum offering price per         $13.89
share (100/96.50 of $13.40)

CLASS B: NET ASSET VALUE and       $13.35
offering price per share
($17,163,294 (divided by)
1,285,475 shares) A

CLASS C: NET ASSET VALUE and       $13.35
offering price per share
($9,224,377 (divided by)
690,920 shares) A

INSTITUTIONAL CLASS: NET           $13.47
ASSET VALUE, offering price
and redemption price   per
share ($797,704 (divided by)
59,226 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                    DECEMBER 28, 1998
                          (COMMENCEMENT OF OPERATIONS)
                                  TO NOVEMBER 30, 1999

INVESTMENT INCOME                            $ 95,831
Dividends

Interest                                      60,263

Security lending                              2,554

 TOTAL INCOME                                 158,648

EXPENSES

Management fee                   $ 120,548

Transfer agent fees               61,026

Distribution fees                 141,119

Accounting and security           55,778
lending fees

Non-interested trustees'          46
compensation

Custodian fees and expenses       25,265

Registration fees                 162,072

Audit                             22,163

Legal                             112

Miscellaneous                     767

 Total expenses before            588,896
reductions

 Expense reductions               (142,741)   446,155

NET INVESTMENT INCOME (LOSS)                  (287,507)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (903,093)

 Foreign currency transactions    170         (902,923)

Change in net unrealized                      8,335,188
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               7,432,265

NET INCREASE (DECREASE) IN                   $ 7,144,758
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                              DECEMBER 28, 1998
                              (COMMENCEMENT  OF
                              OPERATIONS) TO NOVEMBER 30,
                              1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (287,507)
income (loss)

 Net realized gain (loss)      (902,923)

 Change in net unrealized      8,335,188
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    7,144,758
NET ASSETS RESULTING  FROM
OPERATIONS

Share transactions - net       56,504,777
increase (decrease)

  TOTAL INCREASE (DECREASE)    63,649,535
IN NET ASSETS

NET ASSETS

 Beginning of period           -

 End of period                $ 63,649,535

FINANCIAL HIGHLIGHTS - CLASS A
PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.10)

Net realized and unrealized       3.54
gain (loss)

Total from investment             3.44
operations

Net asset value, end of period   $ 13.44

TOTAL RETURN B, C                 34.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,493
(000 omitted)

Ratio of expenses to average      1.75% A, F
net assets

Ratio of expenses to average      1.70% A, G
net assets after expense
reductions

Ratio of net investment           (.94)% A
income (loss) to average net
assets

Portfolio turnover                381% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.13)

Net realized and unrealized       3.53
gain (loss)

Total from investment             3.40
operations

Net asset value, end of period   $ 13.40

TOTAL RETURN B, C                 34.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 31,971
(000 omitted)

Ratio of expenses to average      2.00% A, F
net assets

Ratio of expenses to average      1.95% A, G
net assets after expense
reductions

Ratio of net investment           (1.19)% A
income (loss) to average net
assets

Portfolio turnover                381% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.19)

Net realized and unrealized       3.54
gain (loss)

Total from investment             3.35
operations

Net asset value, end of period   $ 13.35

TOTAL RETURN B, C                 33.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 17,163
(000 omitted)

Ratio of expenses to average      2.50% A, F
net assets

Ratio of expenses to average      2.45% A, G
net assets after expense
reductions

Ratio of net investment           (1.69)% A
income (loss) to average net
assets

Portfolio turnover                381% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.19)

Net realized and unrealized       3.54
gain (loss)

Total from investment             3.35
operations

Net asset value, end of period   $ 13.35

TOTAL RETURN B, C                 33.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 9,224
(000 omitted)

Ratio of expenses to average      2.50% A, F
net assets

Ratio of expenses to average      2.45% A, G
net assets after expense
reductions

Ratio of net investment           (1.69)% A
income (loss) to average net
assets

Portfolio turnover                381% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

PERIOD ENDED NOVEMBER 30,        1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.08)

Net realized and unrealized       3.55
gain (loss)

Total from investment             3.47
operations

Net asset value, end of period   $ 13.47

TOTAL RETURN B, C                 34.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 798
(000 omitted)

Ratio of expenses to average      1.50% A, F
net assets

Ratio of expenses to average      1.45% A, G
net assets after expense
reductions

Ratio of net investment           (.69)% A
income (loss) to average net
assets

Portfolio turnover                381% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD DECEMBER 28, 1998 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1999.

F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS

For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Retirement Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $131,340,088 and $78,938,450, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates,

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of
 .58% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 4,140      $ 361

CLASS T    49,611       171

CLASS B    55,387       41,659

CLASS C    31,981       26,921

          $ 141,119    $ 69,112

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions. For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 58,774     $ 15,689

CLASS T    145,287      37,241

CLASS B    21,237       21,237 *

CLASS C    2,381        2,381 *

          $ 227,679    $ 76,548

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 5,458   .33*

CLASS T                 27,005   .27*

CLASS B                 17,538   .31*

CLASS C                 9,079    .28*

INSTITUTIONAL CLASS     1,946    .43*

                       $ 61,026

* ANNUALIZED

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $7,484 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $3,088,093. The fund received cash collateral of $3,214,800 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.75%                    $ 11,246

CLASS T               2.00%                     61,518

CLASS B               2.50%                     36,585

CLASS C               2.50%                     20,076

INSTITUTIONAL CLASS   1.50%                     3,539

                                               $ 132,964

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $9,295 under this arrangement.

6. EXPENSE REDUCTIONS - CONTINUED

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $482 under the custodian arrangement.

7. SHARE TRANSACTIONS.

Transactions for each class of shares for the period are as follows:

                            SHARES                       DOLLARS

                            DECEMBER 28, 1998            DECEMBER 28, 1998
                            (COMMENCEMENT  OF            (COMMENCEMENT  OF
                            OPERATIONS) TO NOVEMBER 30,  OPERATIONS) TO NOVEMBER 30,

                            1999                         1999



CLASS A Shares sold                                      $ 4,456,409
                             375,743

Shares redeemed              (41,476)                     (503,397)

Net increase (decrease)      334,267                     $ 3,953,012

CLASS T Shares sold          2,551,320                   $ 30,521,657

Shares redeemed              (164,917)                    (2,060,293)

Net increase (decrease)      2,386,403                   $ 28,461,364

CLASS B Shares sold          1,391,638                   $ 16,541,336

Shares redeemed              (106,163)                    (1,281,245)

Net increase (decrease)      1,285,475                   $ 15,260,091

CLASS C Shares sold          756,727                     $ 8,960,631

Shares redeemed              (65,807)                     (786,872)

Net increase (decrease)      690,920                     $ 8,173,759

INSTITUTIONAL CLASS Shares   64,886                      $ 726,218
sold

Shares redeemed              (5,660)                      (69,667)

Net increase (decrease)      59,226                      $ 656,551


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Retirement Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Retirement Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Retirement Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   January 12, 2000







INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
J. Fergus Shiel, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant  (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)


(2_FIDELITY_LOGOS)

FIDELITY(REGISTERED TRADEMARK) ADVISOR
(registered trademark)
SMALL CAP
FUND - CLASS A, CLASS T, CLASS B AND
CLASS C

ANNUAL REPORT

NOVEMBER 30, 1999

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     15  A summary of major shifts in
                           the fund's investments over
                           the last six months.

INVESTMENTS            16  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   26  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  35  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  44  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          45


Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500 SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR SMALL CAP FUND - CLASS A

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV SMALL CAP - CL A    61.19%       99.07%

FIDELITY ADV SMALL CAP - CL A    51.92%       87.63%
 (INCL. 5.75% SALES CHARGE)

Russell 2000 (registered         15.67%       30.88%
trademark)

Small Cap Funds Average          27.90%       n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 753 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV SMALL CAP - CL A    61.19%       75.42%

FIDELITY ADV SMALL CAP - CL A    51.92%       67.15%
 (INCL. 5.75% SALES CHARGE)

Russell 2000                     15.67%       24.57%

Small Cap Funds Average          27.90%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Small Cap -CL A          Russell 2000
             00294                       RS002
  1998/09/09       9425.00                    10000.00
  1998/09/30       9594.65                    10330.77
  1998/10/31      10593.70                    10752.10
  1998/11/30      11639.88                    11315.43
  1998/12/31      13100.75                    12015.65
  1999/01/31      13835.48                    12175.32
  1999/02/28      13296.44                    11189.19
  1999/03/31      14119.19                    11363.87
  1999/04/30      15187.83                    12382.15
  1999/05/31      15301.31                    12563.02
  1999/06/30      16237.54                    13131.11
  1999/07/31      16256.46                    12770.81
  1999/08/31      16369.94                    12298.17
  1999/09/30      16776.59                    12300.86
  1999/10/31      17117.04                    12350.68
  1999/11/30      18762.54                    13088.13
IMATRL PRASUN   SHR__CHT 19991130 19991214 170955 R00000000000018

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Fund - Class A on September 9, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $18,763 - an 87.63% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,088 - a 30.88% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market, for
example, has a history of
long-term growth and short-term
volatility. In turn, the share price
and return of a fund that invests
in stocks or bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

* THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER SMALL-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP GROWTH FUND AVERAGES ARE 53.16% AND 53.16%, RESPECTIVELY; AND THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP SUPERGROUP AVERAGES ARE 26.22% AND 26.22%, RESPECTIVELY.

FIDELITY ADVISOR SMALL CAP FUND - CLASS T

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV SMALL CAP - CL T    60.75%       98.37%

FIDELITY ADV SMALL CAP - CL T    55.13%       91.43%
 (INCL. 3.50% SALES CHARGE)

Russell 2000                     15.67%       30.88%

Small Cap Funds Average          27.90%       n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 753 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV SMALL CAP - CL T    60.75%       74.92%

FIDELITY ADV SMALL CAP - CL T    55.13%       69.91%
 (INCL. 3.50% SALES CHARGE)

Russell 2000                     15.67%       24.57%

Small Cap Funds Average          27.90%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Small Cap -CL T          Russell 2000
             00299                       RS002
  1998/09/09       9650.00                    10000.00
  1998/09/30       9823.70                    10330.77
  1998/10/31      10856.25                    10752.10
  1998/11/30      11908.10                    11315.43
  1998/12/31      13394.20                    12015.65
  1999/01/31      14146.47                    12175.32
  1999/02/28      13594.56                    11189.19
  1999/03/31      14427.27                    11363.87
  1999/04/30      15521.42                    12382.15
  1999/05/31      15637.62                    12563.02
  1999/06/30      16576.84                    13131.11
  1999/07/31      16596.21                    12770.81
  1999/08/31      16712.40                    12298.17
  1999/09/30      17119.07                    12300.86
  1999/10/31      17457.97                    12350.68
  1999/11/30      19142.77                    13088.13
IMATRL PRASUN   SHR__CHT 19991130 19991227 140802 R00000000000018

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Fund - Class T on September 9, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $19,143 - a 91.43% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,088 - a 30.88% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market, for
example, has a history of
long-term growth and short-term
volatility. In turn, the share price
and return of a fund that invests
in stocks or bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you can
ride out the market's ups and
downs, you may have a gain.

(checkmark)

* THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER SMALL-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP GROWTH FUND AVERAGES ARE 53.16% AND 53.16%, RESPECTIVELY; AND THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP SUPERGROUP AVERAGES ARE 26.22% AND 26.22%, RESPECTIVELY.

FIDELITY ADVISOR SMALL CAP FUND - CLASS B

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV SMALL CAP - CL B    60.01%       96.97%

FIDELITY ADV SMALL CAP - CL B    55.01%       92.97%
 (INCL. CONTINGENT DEFERRED
SALES CHARGE)

Russell 2000                     15.67%       30.88%

Small Cap Funds Average          27.90%       n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 753 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV SMALL CAP - CL B    60.01%       73.91%

FIDELITY ADV SMALL CAP - CL B    55.01%       71.02%
 (INCL. CONTINGENT DEFERRED
SALES CHARGE)

Russell 2000                     15.67%       24.57%

Small Cap Funds Average          27.90%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Small Cap -CL B          Russell 2000
             00296                       RS002
  1998/09/09      10000.00                    10000.00
  1998/09/30      10170.00                    10330.77
  1998/10/31      11230.00                    10752.10
  1998/11/30      12310.00                    11315.43
  1998/12/31      13850.00                    12015.65
  1999/01/31      14619.52                    12175.32
  1999/02/28      14047.59                    11189.19
  1999/03/31      14900.48                    11363.87
  1999/04/30      16014.25                    12382.15
  1999/05/31      16124.62                    12563.02
  1999/06/30      17097.92                    13131.11
  1999/07/31      17107.95                    12770.81
  1999/08/31      17218.33                    12298.17
  1999/09/30      17629.72                    12300.86
  1999/10/31      17970.88                    12350.68
  1999/11/30      19297.00                    13088.13
IMATRL PRASUN   SHR__CHT 19991130 19991214 171117 R00000000000018

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Fund - Class B on September 9, 1998, when the fund started. As the chart shows, by November 30, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $19,297 - a 92.97% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,088 - a 30.88% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market, for
example, has a history of
long-term growth and short-term
volatility. In turn, the share price
and return of a fund that invests
in stocks or bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

* THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER SMALL-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP GROWTH FUND AVERAGES ARE 53.16% AND 53.16%, RESPECTIVELY; AND THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP SUPERGROUP AVERAGES ARE 26.22% AND 26.22%, RESPECTIVELY.

FIDELITY ADVISOR SMALL CAP FUND - CLASS C

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV SMALL CAP - CL C    60.02%       97.47%

FIDELITY ADV SMALL CAP - CL C    59.02%       97.47%
 (INCL. CONTINGENT DEFERRED
SALES CHARGE)

Russell 2000                     15.67%       30.88%

Small Cap Funds Average          27.90%       n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 753 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV SMALL CAP - CL C    60.02%       74.27%

FIDELITY ADV SMALL CAP - CL C    59.02%       74.27%
 (INCL. CONTINGENT DEFERRED
SALES CHARGE)

Russell 2000                     15.67%       24.57%

Small Cap Funds Average          27.90%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year

$10,000 OVER LIFE OF FUND
             FA Small Cap -CL C          Russell 2000
             00297                       RS002
  1998/09/09      10000.00                    10000.00
  1998/09/30      10180.00                    10330.77
  1998/10/31      11250.00                    10752.10
  1998/11/30      12340.00                    11315.43
  1998/12/31      13880.00                    12015.65
  1999/01/31      14659.56                    12175.32
  1999/02/28      14077.59                    11189.19
  1999/03/31      14940.51                    11363.87
  1999/04/30      16054.27                    12382.15
  1999/05/31      16164.65                    12563.02
  1999/06/30      17137.94                    13131.11
  1999/07/31      17147.97                    12770.81
  1999/08/31      17258.34                    12298.17
  1999/09/30      17679.77                    12300.86
  1999/10/31      18020.92                    12350.68
  1999/11/30      19746.76                    13088.13
IMATRL PRASUN   SHR__CHT 19991130 19991214 171125 R00000000000018

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Fund - Class C on September 9, 1998, when the fund started. As the chart shows, by November 30, 1999, the value of the investment would have grown to $19,747 - a 97.47% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,088 - a 30.88% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market, for
example, has a history of
long-term growth and short-term
volatility. In turn, the share price
and return of a fund that invests
in stocks or bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

* THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER SMALL-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP GROWTH FUND AVERAGES ARE 53.16% AND 53.16%, RESPECTIVELY; AND THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP SUPERGROUP AVERAGES ARE 26.22% AND 26.22%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Harry Lange)

An interview with Harry Lange, Portfolio Manager of Fidelity Advisor Small Cap Fund

Q. HOW DID THE FUND PERFORM, HARRY?

A. Quite well. For the 12 months that ended November 30, 1999, the fund's Class A, Class T, Class B and Class C shares returned 61.19%, 60.75%, 60.01% and 60.02%, respectively. These returns easily topped the Russell 2000 Index, which returned 15.67% during the 12-month period. The small cap funds average, as tracked by Lipper Inc., returned 27.90% during this time frame.

Q. WHAT FACTORS HELPED THE FUND PERFORM SO WELL DURING THE PERIOD?

A. Good timing on industry cycles and good stock picking within those industries. The fund was launched when small-cap stocks were beaten down across the board. As a result, I positioned the fund aggressively early on, with a particular emphasis on smaller-sized technology names. When the Asian market troubles began to fade in early 1999, the fund's semiconductor-related investments - such as KLA-Tencor and Teradyne - were major beneficiaries. The fund no longer held Teradyne at the close of the period. The fund's energy services holdings were another case in point. The price of oil was very low early in the period and, sensing that oil prices would rise, I added to the fund's positions in names such as BJ Services and Rowan. When prices recovered during the first quarter, these stocks registered impressive gains.

Q. INTERNET STOCKS REMAINED AN EXTREMELY POPULAR SEGMENT OF THE
MARKET. HOW DID YOU PLAY THIS GROUP?

A. I've never seen a sector dominate the market the way technology has in 1999, and Internet stocks have been a primary driver. One of the concerns about picking stocks in this group, however, is that it can be difficult to get a good grip on the long-term structure of the Internet and which business models will prevail. My main goal when sifting through potential buys is to look for companies with viable, sustainable products. The fund's single best performer this period was Massachusetts-based CMGI, the leading venture capital source for Internet companies. RealNetworks - which produces live audio and video streams for the Internet - also performed well.

Q. THE FUND'S EXPOSURE TO SERVICES-RELATED STOCKS WAS NEARLY TWICE THAT OF THE RUSSELL 2000 DURING THE PERIOD. WHAT ATTRACTED YOUR
ATTENTION?

A. I was able to find a few companies with dominant market shares. Examples included Nielsen Media Research - which measures TV ratings - and AC Nielsen, a leader in gauging consumer shopping patterns. The two companies, which were once associated with each other but are now separate, also are working together to develop a system for measuring Internet traffic and trends. Another example is Pegasus Systems, which helps travel agents and consumers book travel reservations online. Each of these stocks contributed positively to performance.

Q. HEALTH AND FINANCE STOCKS WERE THE WEAK LINKS IN THE MARKET DURING THE PERIOD. WHAT WAS YOUR STRATEGY WITH RESPECT TO THESE GROUPS?

A. Biotechnology was one segment of the health industry that performed well, mainly due to the growth-oriented market we witnessed. Cytyc - which makes a popular Pap smear test - was a good gainer for the fund, while Affymetrix, which manufactures semiconductor chips for gene and DNA analysis, also fared well. As for finance, my worries over rising interest rates kept me away from most bank stocks. This proved to be a prudent strategy.

Q. WHICH STOCKS DIDN'T PERFORM WELL?

A. When Harnischfeger Industries filed for bankruptcy protection during the period, it was a big surprise to me. I knew the company was ailing - it makes heavy equipment for such cyclically depressed industries as paper and coal mining - and that its revenues were slipping. But in my mind, I felt that a company as established as Harnischfeger would find a way to avoid bankruptcy. Unfortunately, I was wrong and the stock significantly detracted. Disk-drive supplier HMT Technology was another disappointment, as poor industry trends took a toll.

Q. WHAT'S YOUR OUTLOOK?

A. I don't know how long we'll stay in this technology bubble, but there's bound to be a correction at some point. What concerns me is that a lot of the people who own these stocks haven't done close to the amount of research on them that we've done. There's an amazing sense of invincibility out there. In terms of the small-cap universe, I'm hopeful that the valuation gap between small stocks and large stocks will continue to narrow. I may look to add to the fund's services-related positions, mostly because so many companies in this group are a natural fit for adapting their businesses to the Internet.

HARRY LANGE DISCUSSES A
FEW PORTFOLIO STRATEGIES:

"While the fund's name says
`Small Cap,' I do have the
flexibility to invest up to 35% of its
assets in stocks outside the
small-cap world. During this
particular period, however, I stayed
true to the Russell 2000, mainly
because I felt there was an
abundance of good opportunities
there. It didn't make sense to me to
venture outside the group. While
I'm sure this flexibility will come in
handy in the future, the fund was
100% small-cap during the period.

"Another conscious strategy of mine
was to increase the fund's industry
diversification. Among the fund's
top-10 investments at the close of
the period, six different industries
- including technology,
nondurables, media and leisure,
basic industries, services and retail
- were represented. I also tried to
avoid making big bets in any one
stock - at the end of the period,
these 10 holdings accounted for less
than 25% of the fund's total assets.
With the market so
momentum-driven, and with many
misunderstood technology stocks
driving that momentum, I felt a
lower concentration would offset
any mistakes."

FUND FACTS

GOAL: seeks long-term growth
of capital

START DATE: September 9, 1998

SIZE: as of November 30,
1999, more than $951 million

MANAGER: Harry Lange, since
inception; research director,
Fidelity Investments Far East,
1988-1992; joined Fidelity
in 1987
(checkmark)

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

INVESTMENT CHANGES



TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Semtech Corp.                   3.2                     1.0

Canandaigua Brands, Inc.        2.6                     2.8
Class A

Pegasus Systems, Inc.           2.6                     2.6

Radio One, Inc.                 2.4                     1.7

ACNielsen Corp.                 2.4                     1.6

Williams-Sonoma, Inc.           2.2                     1.9

Korn/Ferry International        2.1                     1.3

Visual Networks, Inc.           1.9                     0.5

Cable Design Technology Corp.   1.8                     0.8

Project Software &                1.8                     0.8
Development, Inc.

                                 23.0                    15.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

TECHNOLOGY                      31.0                    19.4

SERVICES                        9.5                     10.6

MEDIA & LEISURE                 7.8                     8.5

HEALTH                          6.2                     8.4

NONDURABLES                     5.9                     5.7



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                       AS OF MAY 31, 1999 **

                        Stocks 93.1%                                                    Stocks 90.7%

                        Short-Term  Investments and                                     Short-Term  Investments and
                        Net Other Assets 6.9%                                           Net Other Assets 9.3%

* FOREIGN INVESTMENTS                                2.0%      ** FOREIGN INVESTMENTS                                2.3%


Row: 1, Col: 1, Value: 93.09999999999999
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.9

Row: 1, Col: 1, Value: 90.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 9.300000000000001

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS NOVEMBER 30, 1999
Showing Percentage of Net Assets

COMMON STOCKS - 93.1%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.1%

DEFENSE ELECTRONICS - 0.1%

Herley Industries, Inc.           100,000                    $ 1,356,250

BASIC INDUSTRIES - 2.7%

CHEMICALS & PLASTICS - 0.8%

Arch Chemicals, Inc.              82,200                      1,284,375

Georgia Gulf Corp.                100,000                     2,550,000

Medical Manager Corp. (a)         62,500                      3,785,156

                                                              7,619,531

METALS & MINING - 1.8%

Cable Design Technology Corp.     730,500                     17,486,344
(a)

PAPER & FOREST PRODUCTS - 0.1%

Mercer International, Inc.        83,750                      350,703
(SBI)

Pentair, Inc.                     13,570                      503,786

                                                              854,489

TOTAL BASIC INDUSTRIES                                        25,960,364

CONSTRUCTION & REAL ESTATE -
3.4%

BUILDING MATERIALS - 0.5%

Quixote Corp.                     250,000                     4,015,625

Rock of Ages Corp. Class A (a)    25,000                      150,000

Southdown, Inc.                   19,300                      891,419

                                                              5,057,044

CONSTRUCTION - 1.4%

Beazer Homes USA, Inc. (a)        45,000                      852,188

D.R. Horton, Inc.                 200,000                     2,750,000

Lennar Corp.                      550,000                     8,971,875

Pulte Corp.                       50,000                      1,003,125

                                                              13,577,188

REAL ESTATE - 0.1%

Boardwalk Equities, Inc. (a)      50,000                      357,724

REAL ESTATE INVESTMENT TRUSTS
- 1.4%

Alexandria Real Estate            20,000                      586,250
Equities, Inc.

Apartment Investment &            73,740                      2,742,206
Management Co. Class A

BRE Properties, Inc. Class A      100,000                     2,300,000

CenterPoint Properties Trust      11,820                      410,745

Duke-Weeks Realty Corp.           29,580                      547,230

Glenborough Realty Trust,         105,670                     1,386,919
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- CONTINUED

Home Properties of New York,      99,588                     $ 2,551,943
Inc.

Mack-Cali Realty Corp.            10,000                      246,875

Reckson Associates Realty         100,000                     2,018,750
Corp.

Urban Shopping Centers, Inc.      14,930                      385,381

                                                              13,176,299

TOTAL CONSTRUCTION & REAL                                     32,168,255
ESTATE

DURABLES - 4.2%

AUTOS, TIRES, & ACCESSORIES -
1.5%

Copart, Inc. (a)                  530,000                     13,780,000

Spartan Motors, Inc.              20,000                      83,750

                                                              13,863,750

CONSUMER DURABLES - 0.2%

CompX International, Inc.         122,934                     2,251,229
Class A (a)

CONSUMER ELECTRONICS - 0.1%

Fossil, Inc. (a)                  48,300                      1,014,300

TEXTILES & APPAREL - 2.4%

Galey & Lord, Inc. (a)            15,350                      38,375

Liz Claiborne, Inc.               110,000                     4,118,125

Perry Ellis International,        39,600                      445,500
Inc. (a)

Polymer Group, Inc.               900,000                     16,931,250

Skechers U.S.A., Inc. Class       200,000                     837,500
A, (a)

                                                              22,370,750

TOTAL DURABLES                                                39,500,029

ENERGY - 4.0%

ENERGY SERVICES - 3.4%

BJ Services Co. (a)               480,000                     16,740,000

Nabors Industries, Inc. (a)       100,000                     2,656,250

Oceaneering International,        200,000                     2,600,000
Inc. (a)

Rowan Companies, Inc. (a)         430,000                     7,363,750

Smith International, Inc. (a)     60,000                      2,392,500

Tidewater, Inc.                   14,520                      463,733

                                                              32,216,233

OIL & GAS - 0.6%

Cooper Cameron Corp. (a)          69,170                      2,965,664

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Frontier Oil Corp. (a)            300,000                    $ 1,631,250

Kerr-McGee Corp.                  14,501                      830,182

                                                              5,427,096

TOTAL ENERGY                                                  37,643,329

FINANCE - 1.6%

BANKS - 0.5%

Bank of The Ozarks, Inc.          30,500                      629,063

Cathay Bancorp, Inc.              13,000                      526,500

First Union Corp.                 33,144                      1,282,258

Sterling Bancorp                  70,000                      1,312,500

Westamerica Bancorp.              27,630                      868,618

Whitney Holding Corp.             10,000                      380,000

                                                              4,998,939

CREDIT & OTHER FINANCE - 0.0%

Investors Financial Services      600                         27,450
Corp.

INSURANCE - 0.1%

PMI Group, Inc.                   30,000                      1,498,125

SAVINGS & LOANS - 0.1%

Washington Federal, Inc.          34,188                      713,675

Washington Mutual, Inc.           10,177                      295,133

                                                              1,008,808

SECURITIES INDUSTRY - 0.9%

Dain Rauscher Corp.               50,000                      2,434,375

E*Trade Group, Inc. (a)           20,000                      601,250

Hambrecht & Quist Group (a)       70,000                      3,482,500

Knight/Trimark Group, Inc.        40,000                      1,647,500
Class A (a)

                                                              8,165,625

TOTAL FINANCE                                                 15,698,947

HEALTH - 6.2%

DRUGS & PHARMACEUTICALS - 5.1%

Aviron (a)                        30,000                      481,875

Chirex, Inc. (a)                  50,400                      1,751,400

Cytyc Corp. (a)                   241,200                     10,522,350

Medco Research, Inc. (a)          412,780                     10,990,268

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

PathoGenesis Corp. (a)            300,000                    $ 5,850,000

Sepracor, Inc. (a)                35,000                      3,399,375

SuperGen, Inc. (a)                450,000                     15,018,750

                                                              48,014,018

MEDICAL EQUIPMENT & SUPPLIES
- 1.1%

Bindley Western Industries,       333,333                     4,416,662
Inc.

ESC Medical Systems Ltd. (a)      295,350                     1,587,506

Physiometrix, Inc. (a)            169,000                     411,938

Resmed, Inc. (a)                  50,000                      2,003,125

Scott Technologies, Inc.          50,000                      1,031,250
Class A (a)

Wesley Jessen Visioncare,         50,000                      1,428,125
Inc. (a)

                                                              10,878,606

TOTAL HEALTH                                                  58,892,624

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.1%

ELECTRICAL EQUIPMENT - 2.4%

ANTEC Corp. (a)                   100,000                     5,600,000

Energy Conversion Devices,        20,000                      212,500
Inc. (a)

Pittway Corp.                     99,800                      2,819,350

Pittway Corp. Class A             90,200                      2,796,200

Rayovac Corp. (a)                 458,900                     11,099,644

                                                              22,527,694

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.7%

PRI Automation, Inc. (a)          38,200                      1,809,725

Varian Semiconductor              200,000                     4,700,000
Equipment Associates, Inc.
(a)

                                                              6,509,725

POLLUTION CONTROL - 0.0%

Waste Industries, Inc. (a)        5,000                       64,375

TOTAL INDUSTRIAL MACHINERY &                                  29,101,794
EQUIPMENT

MEDIA & LEISURE - 7.8%

BROADCASTING - 4.4%

Capital Radio PLC                 337,435                     7,357,835

Hispanic Broadcasting Corp.       36,400                      2,998,450
(a)

Radio One, Inc.                   360,000                     22,747,500

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Radio Unica Communications        320,300                    $ 8,848,288
Corp. (a)

Scottish Radio Holdings PLC       5,100                       95,320

                                                              42,047,393

LEISURE DURABLES & TOYS - 0.7%

Brass Eagle, Inc. (a)             2,900                       21,931

Coachmen Industries, Inc.         70,000                      1,001,875

Winnebago Industries, Inc.        310,000                     5,851,250

                                                              6,875,056

LODGING & GAMING - 1.1%

Dover Downs Entertainment,        34,300                      621,688
Inc.

Interstate Hotels Corp. (a)       31,009                      104,655

Prime Hospitality Corp. (a)       500,000                     4,343,750

WMS Industries, Inc. (a)          473,800                     5,389,475

                                                              10,459,568

PUBLISHING - 1.4%

Harte Hanks Communications,       75,200                      1,555,700
Inc.

Playboy Enterprises, Inc.         550,000                     11,446,875
Class B (a)

                                                              13,002,575

RESTAURANTS - 0.2%

Brinker International, Inc.       70,000                      1,583,750
(a)

TOTAL MEDIA & LEISURE                                         73,968,342

NONDURABLES - 5.9%

BEVERAGES - 4.6%

Canandaigua Brands, Inc.          460,000                     24,495,000
Class A (a)

Celestial Seasonings, Inc.        560,920                     11,604,033
(a)(c)

Golden State Vintners, Inc.       378,500                     1,312,922
Class B (a)(c)

Robert Mondavi Corp. Class A      165,000                     6,347,344
(a)

                                                              43,759,299

FOODS - 1.3%

American Italian Pasta Co.        144,900                     4,356,056
Class A (a)

Ben & Jerry's Homemade, Inc.      180,000                     3,251,250
Class A (a)

Corn Products International,      158,090                     4,960,074
Inc.

                                                              12,567,380

TOTAL NONDURABLES                                             56,326,679

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

PRECIOUS METALS - 0.1%

Placer Dome, Inc.                 93,590                     $ 1,063,090

RETAIL & WHOLESALE - 5.6%

APPAREL STORES - 0.2%

Chicos Fas, Inc. (a)              25,850                      993,609

J. Baker, Inc.                    200,000                     1,025,000

                                                              2,018,609

DRUG STORES - 0.4%

Duane Reade, Inc. (a)             160,000                     3,540,000

GENERAL MERCHANDISE STORES -
0.1%

Michaels Stores, Inc. (a)         30,000                      941,250

RETAIL & WHOLESALE,
MISCELLANEOUS - 4.9%

Barbeques Galore Ltd.             50,000                      262,500
sponsored ADR (a)

Handleman Co. (a)                 1,020,000                   15,746,250

Sharper Image Corp. (a)           500,000                     10,062,500

Williams-Sonoma, Inc. (a)         380,000                     20,710,000

                                                              46,781,250

TOTAL RETAIL & WHOLESALE                                      53,281,109

SERVICES - 9.5%

ADVERTISING - 0.0%

Internet Capital Group, Inc.      1,000                       168,000

EDUCATIONAL SERVICES - 0.0%

Quest Education Corp. (a)         60,000                      517,500

PRINTING - 0.4%

Valassis Communications, Inc.     95,415                      3,756,966
(a)

SERVICES - 9.1%

ACNielsen Corp. (a)               910,000                     22,579,375

Armor Holdings, Inc. (a)          730,000                     8,623,125

Caremark Rx, Inc. (a)             1,986,900                   9,065,231

Diamond Technology Partners,      180,000                     9,450,000
Inc. Class A (a)

Heidrick & Struggles              112,600                     2,969,825
International, Inc.

Korn/Ferry International          900,000                     20,362,500

Modis Professional Services,      376,190                     4,020,531
Inc. (a)

NCO Group, Inc. (a)               200,000                     9,275,000

                                                              86,345,587

TOTAL SERVICES                                                90,788,053

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - 31.0%

COMMUNICATIONS EQUIPMENT - 0.0%

Xircom, Inc. (a)                  9,400                      $ 493,500

COMPUTER SERVICES & SOFTWARE
- 23.9%

Affymetrix, Inc. (a)              100,000                     9,800,000

Architel Systems Corp. (a)        35,800                      490,411

At Plan, Inc.                     305,000                     4,270,000

Autodesk, Inc.                    200,000                     5,862,500

Catalyst International, Inc.      262,000                     2,128,750
(a)

CMGI, Inc. (a)                    20,440                      3,007,235

Electronics for Imaging, Inc.     11,800                      525,838
(a)

FactSet Research Systems,         202,500                     12,555,000
Inc.

Fair, Isaac & Co., Inc.           219,460                     9,327,050

Hyperion Solutions Corp. (a)      200,000                     5,475,000

National Computer Systems,        300,000                     11,512,500
Inc.

National Instrument Corp. (a)     225,000                     6,750,000

Pacific Internet Ltd.             100                         4,450

Pegasus Systems, Inc. (a)         476,660                     24,309,660

Pervasive Software, Inc. (a)      100,000                     1,368,750

Polycom, Inc. (a)                 250,000                     16,000,000

Project Software &                194,900                     17,394,825
Development, Inc. (a)

Rational Software Corp. (a)       59,600                      3,047,050

RealNetworks, Inc. (a)            20,600                      2,873,700

Sabre Group Holdings, Inc.        4,900                       222,950
Class A (a)

Santa Cruz Operation, Inc. (a)    808,000                     12,069,500

Shared Medical Systems Corp.      50,000                      2,187,500

Sportsline USA, Inc. (a)          355,100                     16,956,025

Sykes Enterprises, Inc. (a)       50,000                      1,996,875

Symantec Corp. (a)                70,000                      3,268,125

Talk City, Inc.                   200,000                     3,375,000

Technology Solutions, Inc. (a)    200,000                     5,475,000

Titan Corp. (a)                   122,730                     3,321,381

TSI International Software        20,000                      870,000
Ltd. (a)

Tumbleweed Communications         304,200                     11,863,800
Corp.

VeriSign, Inc. (a)                20,000                      3,716,250

Visual Networks, Inc. (a)         300,000                     17,700,000

Webhire, Inc. (a)(c)              900,000                     7,537,500

                                                              227,262,625

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- 0.1%

Gadzoox Networks, Inc.            200                        $ 15,800

Safeguard Scientifics, Inc.       10,000                      1,111,250
(a)

                                                              1,127,050

ELECTRONIC INSTRUMENTS - 0.8%

DBT Online, Inc. (a)              189,800                     3,653,650

KLA-Tencor Corp. (a)              27,550                      2,329,697

Sawtek, Inc. (a)                  40,000                      1,825,000

                                                              7,808,347

ELECTRONICS - 5.8%

AstroPower, Inc. (a)              350,000                     4,375,000

General Semiconductor, Inc.       100,000                     1,375,000
(a)

Integrated Silicon Solution       400,000                     3,637,500
(a)

Jenoptik AG                       51,500                      867,833

Microchip Technology, Inc. (a)    39,540                      2,505,848

Microsemi Corp. (a)               14,840                      114,083

Power-One, Inc. (a)               500,000                     11,875,000

Semtech Corp. (a)                 617,640                     30,129,245

                                                              54,879,509

PHOTOGRAPHIC EQUIPMENT - 0.4%

Gretag Imaging Holding AG         30,000                      3,742,204
(Reg.)

TOTAL TECHNOLOGY                                              295,313,235

TRANSPORTATION - 5.3%

AIR TRANSPORTATION - 0.7%

Preview Travel, Inc. (a)          148,700                     6,933,138

Travel Services                   2,010                       20,100
International, Inc. (a)

                                                              6,953,238

RAILROADS - 0.9%

Westinghouse Air Brake Co.        466,290                     8,451,506

SHIPPING - 0.2%

Sea Containers Ltd. Class A       50,000                      1,553,125

TRUCKING & FREIGHT - 3.5%

Air Express International         300,000                     9,675,000
Corp.

CNF Transportation, Inc.          56,180                      1,867,985

Expeditors International of       300,000                     12,225,000
Washington, Inc.

Swift Transportation Co.,         38,205                      606,504
Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TRANSPORTATION - CONTINUED

TRUCKING & FREIGHT - CONTINUED

USFreightways Corp.               50,000                     $ 2,087,500

Yellow Corp. (a)                  400,000                     6,725,000

                                                              33,186,989

TOTAL TRANSPORTATION                                          50,144,858

UTILITIES - 2.6%

CELLULAR - 0.1%

Wireless Facilities, Inc.         17,400                      939,600

ELECTRIC UTILITY - 1.2%

Bangor Hydro-Electric Co.         60,000                      963,750

Black Hills Corp.                 6,000                       131,250

Calpine Corp. (a)                 174,000                     10,266,000

                                                              11,361,000

TELEPHONE SERVICES - 1.3%

FirstCom Corp. (a)                500,000                     10,843,750

Pac-West Telecomm, Inc.           1,000                       25,500

WinStar Communications, Inc.      34,720                      1,762,040
(a)

                                                              12,631,290

TOTAL UTILITIES                                               24,931,890

TOTAL COMMON STOCKS                            886,138,848
(Cost $686,789,883)

CASH EQUIVALENTS - 8.3%



Taxable Central Cash Fund,        78,346,755                  78,346,755
5.34% (b) (Cost $78,346,755)

TOTAL INVESTMENT PORTFOLIO -                                  964,485,603
101.4%
(Cost $765,136,638)

NET OTHER ASSETS - (1.4)%                                     (12,853,716)

NET ASSETS - 100%                             $ 951,631,887

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $766,786,122. Net unrealized appreciation aggregated $197,699,481, of which $233,881,945 related to appreciated investment securities and $36,182,464 related to depreciated investment securities.

The fund hereby designates approximately $484,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer to its fiscal year ending November 30, 2000 approximately $301,000 of losses recognized during the period November 1, 1999 to November 30, 1999.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                          NOVEMBER 30, 1999

ASSETS

Investment in securities, at                $ 964,485,603
value (cost $765,136,638) -
See accompanying schedule

Cash                                         1,694,690

Receivable for investments                   123,976
sold

Receivable for fund shares                   6,891,835
sold

Dividends receivable                         231,554

Interest receivable                          305,574

Other receivables                            57

 TOTAL ASSETS                                973,733,289

LIABILITIES

Payable for investments        $ 5,416,432
purchased

Payable for fund shares         1,421,602
redeemed

Accrued management fee          529,875

Distribution fees payable       461,185

Other payables and accrued      364,608
expenses

Collateral on securities        13,907,700
loaned, at value

 TOTAL LIABILITIES                           22,101,402

NET ASSETS                                  $ 951,631,887

Net Assets consist of:

Paid in capital                             $ 722,667,092

Undistributed net investment                 10,393
income

Accumulated undistributed net                29,606,556
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  199,347,846
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 951,631,887

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                          NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $19.84
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($67,505,892 (divided by)
3,402,699 shares)

Maximum offering price per         $21.05
share (100/94.25 of $19.84)

CLASS T: NET ASSET VALUE and       $19.77
redemption price per share
($457,496,173 (divided by)
23,144,587 shares)

Maximum offering price per         $20.49
share (100/96.50 of $19.77)

CLASS B: NET ASSET VALUE and       $19.63
offering price per share
($199,729,031 (divided by)
10,175,239 shares) A

CLASS C: NET ASSET VALUE and       $19.68
offering price per share
($159,603,286 (divided by)
8,109,346 shares) A

INSTITUTIONAL CLASS: NET           $19.89
ASSET VALUE, offering price
and redemption price   per
share ($67,297,505 (divided
by) 3,382,727 shares)

REDEMPTION PRICE PER-SHARE IS EQUAL TO NET ASSET VALUE LESS APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                              $ 1,716,415
Dividends

 Special dividend from                          228,791
Patriot American
Hospitality, Inc.

Interest                                        1,748,804

Security lending                                93,583

 TOTAL INCOME                                   3,787,593

EXPENSES

Management fee                   $ 3,503,993

Transfer agent fees               1,141,203

Distribution fees                 2,957,084

Accounting and security           208,988
lending fees

Non-interested trustees'          1,214
compensation

Custodian fees and expenses       27,855

Registration fees                 359,421

Audit                             23,225

Legal                             1,243

Miscellaneous                     2,556

 Total expenses before            8,226,782
reductions

 Expense reductions               (137,821)     8,088,961

NET INVESTMENT INCOME (LOSS)                    (4,301,368)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            34,555,326

 Foreign currency transactions    11,800        34,567,126

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            182,991,983

 Assets and liabilities in        (1,098)       182,990,885
foreign currencies

NET GAIN (LOSS)                                 217,558,011

NET INCREASE (DECREASE) IN                     $ 213,256,643
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1999  SEPTEMBER 9, 1998
                                                             (COMMENCEMENT OF OPERATIONS)
                                                             TO NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (4,301,368)                 $ (98,459)
income (loss)

 Net realized gain (loss)       34,567,126                    239,240

 Change in net unrealized       182,990,885                   16,356,961
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     213,256,643                   16,497,742
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (788,924)                     -
from net realized gains

Share transactions - net        597,789,294                   124,877,132
increase (decrease)

  TOTAL INCREASE (DECREASE)     810,257,013                   141,374,874
IN NET ASSETS

NET ASSETS

 Beginning of period            141,374,874                   -

 End of period (including      $ 951,631,887                 $ 141,374,874
undistributed net investment
  income of $10,393 and $0,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A
YEARS ENDED NOVEMBER 30,         1999      1998 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.35   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.09) H   (.01)

Net realized and unrealized       7.63      2.36
gain (loss)

Total from investment             7.54      2.35
operations

Less Distributions

From net realized gain            (.05)     -

Net asset value, end of period   $ 19.84   $ 12.35

TOTAL RETURN B, C                 61.19%    23.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 67,506  $ 9,587
(000 omitted)

Ratio of expenses to average      1.36%     1.75% A, E
net assets

Ratio of expenses to average      1.33% F   1.68% A, F
net assets after expense
reductions

Ratio of net investment           (.55)%    (.40)% A
income (loss) to average net
assets

Portfolio turnover                62%       204% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G FOR THE PERIOD SEPTEMBER 9, 1998 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1998.

H INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM PATRIOT AMERICAN HOSPITALITY, INC. WHICH AMOUNTED TO $.01 PER SHARE.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999       1998 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.34    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.13) H    (.02)

Net realized and unrealized       7.61       2.36
gain (loss)

Total from investment             7.48       2.34
operations

Less Distributions

From net realized gain            (.05)      -

Net asset value, end of period   $ 19.77    $ 12.34

TOTAL RETURN B, C                 60.75%     23.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 457,496  $ 72,428
(000 omitted)

Ratio of expenses to average      1.59%      2.00% A, E
net assets

Ratio of expenses to average      1.56% F    1.93% A, F
net assets after expense
reductions

Ratio of net investment           (.77)%     (.63)% A
income (loss) to average net
assets

Portfolio turnover                62%        204% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G FOR THE PERIOD SEPTEMBER 9, 1998 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1998.

H INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM PATRIOT AMERICAN HOSPITALITY, INC. WHICH AMOUNTED TO $.01 PER SHARE.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999       1998 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.31    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.21) H    (.03)

Net realized and unrealized       7.58       2.34
gain (loss)

Total from investment             7.37       2.31
operations

Less Distributions

From net realized gain            (.05)      -

Net asset value, end of period   $ 19.63    $ 12.31

TOTAL RETURN B, C                 60.01%     23.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 199,729  $ 24,344
(000 omitted)

Ratio of expenses to average      2.12%      2.50% A, E
net assets

Ratio of expenses to average      2.09% F    2.43% A, F
net assets after expense
reductions

Ratio of net investment           (1.30)%    (1.15)% A
income (loss) to average net
assets

Portfolio turnover                62%        204% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G FOR THE PERIOD SEPTEMBER 9, 1998 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1998.

H INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM PATRIOT AMERICAN HOSPITALITY, INC. WHICH AMOUNTED TO $.01 PER SHARE.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999       1998 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.34    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.21) H    (.03)

Net realized and unrealized       7.60       2.37
gain (loss)

Total from investment             7.39       2.34
operations

Less Distributions

From net realized gain            (.05)      -

Net asset value, end of period   $ 19.68    $ 12.34

TOTAL RETURN B, C                 60.02%     23.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 159,603  $ 22,117
(000 omitted)

Ratio of expenses to average      2.09%      2.50% A, E
net assets

Ratio of expenses to average      2.06% F    2.44% A, F
net assets after expense
reductions

Ratio of net investment           (1.27)%    (1.15)% A
income (loss) to average net
assets

Portfolio turnover                62%        204% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G FOR THE PERIOD SEPTEMBER 9, 1998 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1998.

H INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM PATRIOT AMERICAN HOSPITALITY, INC. WHICH AMOUNTED TO $.01 PER SHARE.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999      1998 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.35   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04) H   -

Net realized and unrealized       7.63      2.35
gain (loss)

Total from investment             7.59      2.35
operations

Less Distributions

From net realized gain            (.05)     -

Net asset value, end of period   $ 19.89   $ 12.35

TOTAL RETURN B, C                 61.60%    23.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 67,298  $ 12,898
(000 omitted)

Ratio of expenses to average      1.05%     1.50% A, E
net assets

Ratio of expenses to average      1.02% F   1.42% A, F
net assets after expense
reductions

Ratio of net investment           (.24)%    (.15)% A
income (loss) to average net
assets

Portfolio turnover                62%       204% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G FOR THE PERIOD SEPTEMBER 9, 1998 (COMMENCEMENT OF SALE OF
INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1998.

H INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM PATRIOT AMERICAN HOSPITALITY, INC. WHICH AMOUNTED TO $.01 PER SHARE.

NOTES TO FINANCIAL STATEMENTS

For the period ended November 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Small Cap Fund(the fund) is a fund of Fidelity
Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, net operating losses, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc.
(FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $825,608,054 and $279,379,707, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 83,344     $ 105

CLASS T    1,155,327    4,206

CLASS B    948,545      711,721

CLASS C    769,868      715,079

          $ 2,957,084  $ 1,431,111

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 361,064    $ 196,799

CLASS T    936,817      433,950

CLASS B    228,152      228,152*

CLASS C    42,883       42,883*

          $ 1,568,916  $ 901,784

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 84,833     .25

CLASS T                 542,118     .23

CLASS B                 252,643     .27

CLASS C                 177,806     .23

INSTITUTIONAL CLASS     83,803      .19

                       $ 1,141,203

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $64,626 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $13,515,075. The fund received cash collateral of $13,907,700 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $125,505 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $12,316 under the custodian arrangement.

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        YEAR ENDED NOVEMBER 30,  SEPTEMBER 9, 1998
                                                 (COMMENCEMENT OF OPERATIONS)
                                                 TO NOVEMBER 30,

                        1999                     1998

FROM NET REALIZED GAIN

Class A                 $ 53,944                 $ -

Class T                  394,691                  -

Class B                  138,774                  -

Class C                  127,440                  -

Institutional Class      74,075                   -

Total                   $ 788,924                $ -

8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                                DOLLARS

                                YEAR ENDED NOVEMBER 30,  SEPTEMBER 9, 1998            YEAR ENDED NOVEMBER 30,
                                                         (COMMENCEMENT  OF
                                                         OPERATIONS) TO NOVEMBER 30,

                                1999                     1998                         1999



CLASS A Shares sold              3,362,688                803,382                     $ 54,944,862

Reinvestment of distributions    3,246                    -                            47,909

Shares redeemed                  (739,734)                (26,883)                     (12,078,195)

Net increase (decrease)          2,626,200                776,499                     $ 42,914,576

CLASS T Shares sold              24,254,133               5,958,472                   $ 396,107,164

Reinvestment of distributions    24,377                   -                            359,304

Shares redeemed                  (7,004,910)              (87,485)                     (114,581,457)

Net increase (decrease)          17,273,600               5,870,987                   $ 281,885,011

CLASS B Shares sold              9,035,413                2,004,383                   $ 147,071,700

Reinvestment of distributions    7,915                    -                            116,343

Shares redeemed                  (845,487)                (26,985)                     (13,645,109)

Net increase (decrease)          8,197,841                1,977,398                   $ 133,542,934

CLASS C Shares sold              7,189,595                1,833,835                   $ 117,401,615

Reinvestment of distributions    7,697                    -                            113,449

Shares redeemed                  (880,255)                (41,526)                     (14,187,112)

Net increase (decrease)          6,317,037                1,792,309                   $ 103,327,952

INSTITUTIONAL CLASS Shares       3,500,162                1,065,454                   $ 55,547,721
sold

Reinvestment of distributions    4,008                    -                            59,158

Shares redeemed                  (1,166,024)              (20,873)                     (19,488,058)

Net increase (decrease)          2,338,146                1,044,581                   $ 36,118,821





                                SEPTEMBER 9, 1998
                                (COMMENCEMENT  OF
                                OPERATIONS) TO NOVEMBER 30,

                                1998



CLASS A Shares sold             $ 8,780,684

Reinvestment of distributions    -

Shares redeemed                  (306,364)

Net increase (decrease)         $ 8,474,320

CLASS T Shares sold             $ 65,079,821

Reinvestment of distributions    -

Shares redeemed                  (935,799)

Net increase (decrease)         $ 64,144,022

CLASS B Shares sold             $ 22,156,184

Reinvestment of distributions    -

Shares redeemed                  (321,811)

Net increase (decrease)         $ 21,834,373

CLASS C Shares sold             $ 19,957,700

Reinvestment of distributions    -

Shares redeemed                  (489,364)

Net increase (decrease)         $ 19,468,336

INSTITUTIONAL CLASS Shares      $ 11,180,375
sold

Reinvestment of distributions    -

Shares redeemed                  (224,294)

Net increase (decrease)         $ 10,956,081


9. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AFFILIATE                         PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE

Celestial Seasonings, Inc.        $ 2,840,842        $ -             $ -                  $ 11,604,033

Golden State Vintners, Inc.        189,926            -               -                    1,312,922
Class B

Webhire, Inc.                      3,682,150          -               -                    7,537,500

TOTALS                            $ 6,712,918        $ -             $ -                  $ 20,454,455


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   January 12, 2000

DISTRIBUTIONS

The Board of Trustees of Fidelity Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

         PAY DATE RECORD   DATE DIVIDENDS CAPITAL GAINS
Class A 12/20/99 12/17/99   -             $0.48
         1/10/00 1/7/00     -             $0.08
Class T 12/20/99 12/17/99   -             $0.46
         1/10/00 1/7/00     -             $0.08
Class B 12/20/99 12/17/99   -             $0.41
         1/10/00 1/7/00     -             $0.08
Class C 12/20/99 12/17/99   -             $0.41
         1/10/00 1/7/00     -             $0.08

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Bart A. Grenier, Vice President
Harry Lange, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)



(2_FIDELITY_LOGOS)

FIDELITY(REGISTERED TRADEMARK) ADVISOR
(registered trademark)
SMALL CAP
FUND - INSTITUTIONAL CLASS

ANNUAL REPORT

NOVEMBER 30, 1999

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the last six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   20  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  29  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  38  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          39

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE
PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE

(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500 SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR SMALL CAP FUND - INSTITUTIONAL CLASS

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV SMALL CAP - INST    61.60%       99.57%
CL

Russell 2000(registered          15.67%       30.88%
trademark)

Small Cap Funds Average          27.90%       n/a

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 753 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV SMALL CAP - INST    61.60%       75.79%
CL

Russell 2000                     15.67%       24.57%

Small Cap Funds Average          27.90%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Small Cap -CL I          Russell 2000
             00298                       RS002
  1998/09/09      10000.00                    10000.00
  1998/09/30      10190.00                    10330.77
  1998/10/31      11250.00                    10752.10
  1998/11/30      12350.00                    11315.43
  1998/12/31      13900.00                    12015.65
  1999/01/31      14689.59                    12175.32
  1999/02/28      14117.66                    11189.19
  1999/03/31      15000.64                    11363.87
  1999/04/30      16134.47                    12382.15
  1999/05/31      16264.91                    12563.02
  1999/06/30      17248.23                    13131.11
  1999/07/31      17278.33                    12770.81
  1999/08/31      17408.77                    12298.17
  1999/09/30      17840.23                    12300.86
  1999/10/31      18201.45                    12350.68
  1999/11/30      19957.38                    13088.13
IMATRL PRASUN   SHR__CHT 19991130 19991214 171341 R00000000000018

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Fund - Institutional Class on September 9, 1998, when the fund started. As the chart shows, by November 30, 1999, the value of the investment would have grown to $19,957 - a 99.57% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,088 - a 30.88% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market, for
example, has a history of
long-term growth and short-term
volatility. In turn, the share price
and return of a fund that invests
in stocks or bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

* THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER SMALL-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP GROWTH FUND AVERAGES ARE 53.16% AND 53.16%, RESPECTIVELY; AND THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP SUPERGROUP AVERAGES ARE 26.22% AND 26.22%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW

MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(PHOTOGRAPH OF HARRY LANGE)

An interview with Harry Lange, Portfolio Manager of Fidelity Advisor Small Cap Fund

Q. HOW DID THE FUND PERFORM, HARRY?

A. Quite well. For the 12 months that ended November 30, 1999, the fund's Institutional Class shares returned 61.60%. This easily topped the Russell 2000 Index, which returned 15.67% during the 12-month period. The small cap funds average, as tracked by Lipper Inc., returned 27.90%.

Q. WHAT FACTORS HELPED THE FUND PERFORM SO WELL DURING THE PERIOD?

A. Good timing on industry cycles and good stock picking within those industries. The fund was launched when small-cap stocks were beaten down across the board. As a result, I positioned the fund aggressively early on, with a particular emphasis on smaller-sized technology names. When the Asian market troubles began to fade in early 1999, the fund's semiconductor-related investments - such as KLA-Tencor and Teradyne - were major beneficiaries. The fund no longer held Teradyne at the close of the period. The fund's energy services holdings were another case in point. The price of oil was very low early in the period and, sensing that oil prices would rise, I added to the fund's positions in names such as BJ Services and Rowan. When prices recovered during the first quarter, these stocks registered impressive gains.

Q. INTERNET STOCKS REMAINED AN EXTREMELY POPULAR SEGMENT OF THE
MARKET. HOW DID YOU PLAY THIS GROUP?

A. I've never seen a sector dominate the market the way technology has in 1999, and Internet stocks have been a primary driver. One of the concerns about picking stocks in this group, however, is that it can be difficult to get a good grip on the long-term structure of the Internet and which business models will prevail. My main goal when sifting through potential buys is to look for companies with viable, sustainable products. The fund's single best performer this period was Massachusetts-based CMGI, the leading venture capital source for Internet companies. RealNetworks - which produces live audio and video streams for the Internet - also performed well.

Q. THE FUND'S EXPOSURE TO SERVICES-RELATED STOCKS WAS NEARLY TWICE THAT OF THE RUSSELL 2000 DURING THE PERIOD. WHAT ATTRACTED YOUR
ATTENTION?

A. I was able to find a few companies with dominant market shares. Examples included Nielsen Media Research - which measures TV ratings - and AC Nielsen, a leader in gauging consumer shopping patterns. The two companies, which were once associated with each other but are now separate, also are working together to develop a system for measuring Internet traffic and trends. Another example is Pegasus Systems, which helps travel agents and consumers book travel reservations online. Each of these stocks contributed positively to performance.

Q. HEALTH AND FINANCE STOCKS WERE THE WEAK LINKS IN THE MARKET DURING THE PERIOD. WHAT WAS YOUR STRATEGY WITH RESPECT TO THESE GROUPS?

A. Biotechnology was one segment of the health industry that performed well, mainly due to the growth-oriented market we witnessed. Cytyc - which makes a popular Pap smear test - was a good gainer for the fund, while Affymetrix, which manufactures semiconductor chips for gene and DNA analysis, also fared well. As for finance, my worries over rising interest rates kept me away from most bank stocks. This proved to be a prudent strategy.

Q. WHICH STOCKS DIDN'T PERFORM WELL?

A. When Harnischfeger Industries filed for bankruptcy protection during the period, it was a big surprise to me. I knew the company was ailing - it makes heavy equipment for such cyclically depressed industries as paper and coal mining - and that its revenues were slipping. But in my mind, I felt that a company as established as Harnischfeger would find a way to avoid bankruptcy. Unfortunately, I was wrong and the stock significantly detracted. Disk-drive supplier HMT Technology was another disappointment, as poor industry trends took a toll.

Q. WHAT'S YOUR OUTLOOK?

A. I don't know how long we'll stay in this technology bubble, but there's bound to be a correction at some point. What concerns me is that a lot of the people who own these stocks haven't done close to the amount of research on them that we've done. There's an amazing sense of invincibility out there. In terms of the small-cap universe, I'm hopeful that the valuation gap between small stocks and large stocks will continue to narrow. I may look to add to the fund's services-related positions, mostly because so many companies in this group are a natural fit for adapting their businesses to the Internet.

HARRY LANGE DISCUSSES A
FEW PORTFOLIO STRATEGIES:

"While the fund's name says
`Small Cap,' I do have the
flexibility to invest up to 35% of its
assets in stocks outside the
small-cap world. During this
particular period, however, I stayed
true to the Russell 2000, mainly
because I felt there was an
abundance of good opportunities
there. It didn't make sense to me to
venture outside the group. While
I'm sure this flexibility will come in
handy in the future, the fund was
100% small-cap during the period.

"Another conscious strategy of mine
was to increase the fund's industry
diversification. Among the fund's
top-10 investments at the close of
the period, six different industries
- including technology,
nondurables, media and leisure,
basic industries, services and retail
- were represented. I also tried to
avoid making big bets in any one
stock - at the end of the period,
these 10 holdings accounted for less
than 25% of the fund's total assets.
With the market so
momentum-driven, and with many
misunderstood technology stocks
driving that momentum, I felt a
lower concentration would offset
any mistakes."

FUND FACTS

GOAL: seeks long-term growth
of capital

START DATE: September 9, 1998
SIZE: as of November 30,
1999, more than $951 million

MANAGER: Harry Lange, since
inception; research director,
Fidelity Investments Far East,
1988-1992; joined Fidelity
in 1987
(checkmark)

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

INVESTMENT CHANGES



TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Semtech Corp.                   3.2                     1.0

Canandaigua Brands, Inc.        2.6                     2.8
Class A

Pegasus Systems, Inc.           2.6                     2.6

Radio One, Inc.                 2.4                     1.7

ACNielsen Corp.                 2.4                     1.6

Williams-Sonoma, Inc.           2.2                     1.9

Korn/Ferry International        2.1                     1.3

Visual Networks, Inc.           1.9                     0.5

Cable Design Technology Corp.   1.8                     0.8

Project Software &                1.8                     0.8
Development, Inc.

                                 23.0                    15.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

TECHNOLOGY                      31.0                    19.4

SERVICES                        9.5                     10.6

MEDIA & LEISURE                 7.8                     8.5

HEALTH                          6.2                     8.4

NONDURABLES                     5.9                     5.7



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                       AS OF MAY 31, 1999 **

                        Stocks 93.1%                                                    Stocks 90.7%

                        Short-Term  Investments and                                     Short-Term  Investments and
                        Net Other Assets 6.9%                                           Net Other Assets 9.3%

* FOREIGN INVESTMENTS                                 2.0%      ** FOREIGN INVESTMENTS                                2.3%


Row: 1, Col: 1, Value: 93.09999999999999
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.9

Row: 1, Col: 1, Value: 90.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 9.300000000000001

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 93.1%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.1%

DEFENSE ELECTRONICS - 0.1%

Herley Industries, Inc.           100,000                    $ 1,356,250

BASIC INDUSTRIES - 2.7%

CHEMICALS & PLASTICS - 0.8%

Arch Chemicals, Inc.              82,200                      1,284,375

Georgia Gulf Corp.                100,000                     2,550,000

Medical Manager Corp. (a)         62,500                      3,785,156

                                                              7,619,531

METALS & MINING - 1.8%

Cable Design Technology Corp.     730,500                     17,486,344
(a)

PAPER & FOREST PRODUCTS - 0.1%

Mercer International, Inc.        83,750                      350,703
(SBI)

Pentair, Inc.                     13,570                      503,786

                                                              854,489

TOTAL BASIC INDUSTRIES                                        25,960,364

CONSTRUCTION & REAL ESTATE -
3.4%

BUILDING MATERIALS - 0.5%

Quixote Corp.                     250,000                     4,015,625

Rock of Ages Corp. Class A (a)    25,000                      150,000

Southdown, Inc.                   19,300                      891,419

                                                              5,057,044

CONSTRUCTION - 1.4%

Beazer Homes USA, Inc. (a)        45,000                      852,188

D.R. Horton, Inc.                 200,000                     2,750,000

Lennar Corp.                      550,000                     8,971,875

Pulte Corp.                       50,000                      1,003,125

                                                              13,577,188

REAL ESTATE - 0.1%

Boardwalk Equities, Inc. (a)      50,000                      357,724

REAL ESTATE INVESTMENT TRUSTS
- 1.4%

Alexandria Real Estate            20,000                      586,250
Equities, Inc.

Apartment Investment &            73,740                      2,742,206
Management Co. Class A

BRE Properties, Inc. Class A      100,000                     2,300,000

CenterPoint Properties Trust      11,820                      410,745

Duke-Weeks Realty Corp.           29,580                      547,230

Glenborough Realty Trust,         105,670                     1,386,919
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- CONTINUED

Home Properties of New York,      99,588                     $ 2,551,943
Inc.

Mack-Cali Realty Corp.            10,000                      246,875

Reckson Associates Realty         100,000                     2,018,750
Corp.

Urban Shopping Centers, Inc.      14,930                      385,381

                                                              13,176,299

TOTAL CONSTRUCTION & REAL                                     32,168,255
ESTATE

DURABLES - 4.2%

AUTOS, TIRES, & ACCESSORIES -
1.5%

Copart, Inc. (a)                  530,000                     13,780,000

Spartan Motors, Inc.              20,000                      83,750

                                                              13,863,750

CONSUMER DURABLES - 0.2%

CompX International, Inc.         122,934                     2,251,229
Class A (a)

CONSUMER ELECTRONICS - 0.1%

Fossil, Inc. (a)                  48,300                      1,014,300

TEXTILES & APPAREL - 2.4%

Galey & Lord, Inc. (a)            15,350                      38,375

Liz Claiborne, Inc.               110,000                     4,118,125

Perry Ellis International,        39,600                      445,500
Inc. (a)

Polymer Group, Inc.               900,000                     16,931,250

Skechers U.S.A., Inc. Class       200,000                     837,500
A, (a)

                                                              22,370,750

TOTAL DURABLES                                                39,500,029

ENERGY - 4.0%

ENERGY SERVICES - 3.4%

BJ Services Co. (a)               480,000                     16,740,000

Nabors Industries, Inc. (a)       100,000                     2,656,250

Oceaneering International,        200,000                     2,600,000
Inc. (a)

Rowan Companies, Inc. (a)         430,000                     7,363,750

Smith International, Inc. (a)     60,000                      2,392,500

Tidewater, Inc.                   14,520                      463,733

                                                              32,216,233

OIL & GAS - 0.6%

Cooper Cameron Corp. (a)          69,170                      2,965,664

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Frontier Oil Corp. (a)            300,000                    $ 1,631,250

Kerr-McGee Corp.                  14,501                      830,182

                                                              5,427,096

TOTAL ENERGY                                                  37,643,329

FINANCE - 1.6%

BANKS - 0.5%

Bank of The Ozarks, Inc.          30,500                      629,063

Cathay Bancorp, Inc.              13,000                      526,500

First Union Corp.                 33,144                      1,282,258

Sterling Bancorp                  70,000                      1,312,500

Westamerica Bancorp.              27,630                      868,618

Whitney Holding Corp.             10,000                      380,000

                                                              4,998,939

CREDIT & OTHER FINANCE - 0.0%

Investors Financial Services      600                         27,450
Corp.

INSURANCE - 0.1%

PMI Group, Inc.                   30,000                      1,498,125

SAVINGS & LOANS - 0.1%

Washington Federal, Inc.          34,188                      713,675

Washington Mutual, Inc.           10,177                      295,133

                                                              1,008,808

SECURITIES INDUSTRY - 0.9%

Dain Rauscher Corp.               50,000                      2,434,375

E*Trade Group, Inc. (a)           20,000                      601,250

Hambrecht & Quist Group (a)       70,000                      3,482,500

Knight/Trimark Group, Inc.        40,000                      1,647,500
Class A (a)

                                                              8,165,625

TOTAL FINANCE                                                 15,698,947

HEALTH - 6.2%

DRUGS & PHARMACEUTICALS - 5.1%

Aviron (a)                        30,000                      481,875

Chirex, Inc. (a)                  50,400                      1,751,400

Cytyc Corp. (a)                   241,200                     10,522,350

Medco Research, Inc. (a)          412,780                     10,990,268

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

PathoGenesis Corp. (a)            300,000                    $ 5,850,000

Sepracor, Inc. (a)                35,000                      3,399,375

SuperGen, Inc. (a)                450,000                     15,018,750

                                                              48,014,018

MEDICAL EQUIPMENT & SUPPLIES
- 1.1%

Bindley Western Industries,       333,333                     4,416,662
Inc.

ESC Medical Systems Ltd. (a)      295,350                     1,587,506

Physiometrix, Inc. (a)            169,000                     411,938

Resmed, Inc. (a)                  50,000                      2,003,125

Scott Technologies, Inc.          50,000                      1,031,250
Class A (a)

Wesley Jessen Visioncare,         50,000                      1,428,125
Inc. (a)

                                                              10,878,606

TOTAL HEALTH                                                  58,892,624

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.1%

ELECTRICAL EQUIPMENT - 2.4%

ANTEC Corp. (a)                   100,000                     5,600,000

Energy Conversion Devices,        20,000                      212,500
Inc. (a)

Pittway Corp.                     99,800                      2,819,350

Pittway Corp. Class A             90,200                      2,796,200

Rayovac Corp. (a)                 458,900                     11,099,644

                                                              22,527,694

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.7%

PRI Automation, Inc. (a)          38,200                      1,809,725

Varian Semiconductor              200,000                     4,700,000
Equipment Associates, Inc.
(a)

                                                              6,509,725

POLLUTION CONTROL - 0.0%

Waste Industries, Inc. (a)        5,000                       64,375

TOTAL INDUSTRIAL MACHINERY &                                  29,101,794
EQUIPMENT

MEDIA & LEISURE - 7.8%

BROADCASTING - 4.4%

Capital Radio PLC                 337,435                     7,357,835

Hispanic Broadcasting Corp.       36,400                      2,998,450
(a)

Radio One, Inc.                   360,000                     22,747,500

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Radio Unica Communications        320,300                    $ 8,848,288
Corp. (a)

Scottish Radio Holdings PLC       5,100                       95,320

                                                              42,047,393

LEISURE DURABLES & TOYS - 0.7%

Brass Eagle, Inc. (a)             2,900                       21,931

Coachmen Industries, Inc.         70,000                      1,001,875

Winnebago Industries, Inc.        310,000                     5,851,250

                                                              6,875,056

LODGING & GAMING - 1.1%

Dover Downs Entertainment,        34,300                      621,688
Inc.

Interstate Hotels Corp. (a)       31,009                      104,655

Prime Hospitality Corp. (a)       500,000                     4,343,750

WMS Industries, Inc. (a)          473,800                     5,389,475

                                                              10,459,568

PUBLISHING - 1.4%

Harte Hanks Communications,       75,200                      1,555,700
Inc.

Playboy Enterprises, Inc.         550,000                     11,446,875
Class B (a)

                                                              13,002,575

RESTAURANTS - 0.2%

Brinker International, Inc.       70,000                      1,583,750
(a)

TOTAL MEDIA & LEISURE                                         73,968,342

NONDURABLES - 5.9%

BEVERAGES - 4.6%

Canandaigua Brands, Inc.          460,000                     24,495,000
Class A (a)

Celestial Seasonings, Inc.        560,920                     11,604,033
(a)(c)

Golden State Vintners, Inc.       378,500                     1,312,922
Class B (a)(c)

Robert Mondavi Corp. Class A      165,000                     6,347,344
(a)

                                                              43,759,299

FOODS - 1.3%

American Italian Pasta Co.        144,900                     4,356,056
Class A (a)

Ben & Jerry's Homemade, Inc.      180,000                     3,251,250
Class A (a)

Corn Products International,      158,090                     4,960,074
Inc.

                                                              12,567,380

TOTAL NONDURABLES                                             56,326,679

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

PRECIOUS METALS - 0.1%

Placer Dome, Inc.                 93,590                     $ 1,063,090

RETAIL & WHOLESALE - 5.6%

APPAREL STORES - 0.2%

Chicos Fas, Inc. (a)              25,850                      993,609

J. Baker, Inc.                    200,000                     1,025,000

                                                              2,018,609

DRUG STORES - 0.4%

Duane Reade, Inc. (a)             160,000                     3,540,000

GENERAL MERCHANDISE STORES -
0.1%

Michaels Stores, Inc. (a)         30,000                      941,250

RETAIL & WHOLESALE,
MISCELLANEOUS - 4.9%

Barbeques Galore Ltd.             50,000                      262,500
sponsored ADR (a)

Handleman Co. (a)                 1,020,000                   15,746,250

Sharper Image Corp. (a)           500,000                     10,062,500

Williams-Sonoma, Inc. (a)         380,000                     20,710,000

                                                              46,781,250

TOTAL RETAIL & WHOLESALE                                      53,281,109

SERVICES - 9.5%

ADVERTISING - 0.0%

Internet Capital Group, Inc.      1,000                       168,000

EDUCATIONAL SERVICES - 0.0%

Quest Education Corp. (a)         60,000                      517,500

PRINTING - 0.4%

Valassis Communications, Inc.     95,415                      3,756,966
(a)

SERVICES - 9.1%

ACNielsen Corp. (a)               910,000                     22,579,375

Armor Holdings, Inc. (a)          730,000                     8,623,125

Caremark Rx, Inc. (a)             1,986,900                   9,065,231

Diamond Technology Partners,      180,000                     9,450,000
Inc. Class A (a)

Heidrick & Struggles              112,600                     2,969,825
International, Inc.

Korn/Ferry International          900,000                     20,362,500

Modis Professional Services,      376,190                     4,020,531
Inc. (a)

NCO Group, Inc. (a)               200,000                     9,275,000

                                                              86,345,587

TOTAL SERVICES                                                90,788,053

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - 31.0%

COMMUNICATIONS EQUIPMENT - 0.0%

Xircom, Inc. (a)                  9,400                      $ 493,500

COMPUTER SERVICES & SOFTWARE
- 23.9%

Affymetrix, Inc. (a)              100,000                     9,800,000

Architel Systems Corp. (a)        35,800                      490,411

At Plan, Inc.                     305,000                     4,270,000

Autodesk, Inc.                    200,000                     5,862,500

Catalyst International, Inc.      262,000                     2,128,750
(a)

CMGI, Inc. (a)                    20,440                      3,007,235

Electronics for Imaging, Inc.     11,800                      525,838
(a)

FactSet Research Systems,         202,500                     12,555,000
Inc.

Fair, Isaac & Co., Inc.           219,460                     9,327,050

Hyperion Solutions Corp. (a)      200,000                     5,475,000

National Computer Systems,        300,000                     11,512,500
Inc.

National Instrument Corp. (a)     225,000                     6,750,000

Pacific Internet Ltd.             100                         4,450

Pegasus Systems, Inc. (a)         476,660                     24,309,660

Pervasive Software, Inc. (a)      100,000                     1,368,750

Polycom, Inc. (a)                 250,000                     16,000,000

Project Software &                194,900                     17,394,825
Development, Inc. (a)

Rational Software Corp. (a)       59,600                      3,047,050

RealNetworks, Inc. (a)            20,600                      2,873,700

Sabre Group Holdings, Inc.        4,900                       222,950
Class A (a)

Santa Cruz Operation, Inc. (a)    808,000                     12,069,500

Shared Medical Systems Corp.      50,000                      2,187,500

Sportsline USA, Inc. (a)          355,100                     16,956,025

Sykes Enterprises, Inc. (a)       50,000                      1,996,875

Symantec Corp. (a)                70,000                      3,268,125

Talk City, Inc.                   200,000                     3,375,000

Technology Solutions, Inc. (a)    200,000                     5,475,000

Titan Corp. (a)                   122,730                     3,321,381

TSI International Software        20,000                      870,000
Ltd. (a)

Tumbleweed Communications         304,200                     11,863,800
Corp.

VeriSign, Inc. (a)                20,000                      3,716,250

Visual Networks, Inc. (a)         300,000                     17,700,000

Webhire, Inc. (a)(c)              900,000                     7,537,500

                                                              227,262,625

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- 0.1%

Gadzoox Networks, Inc.            200                        $ 15,800

Safeguard Scientifics, Inc.       10,000                      1,111,250
(a)

                                                              1,127,050

ELECTRONIC INSTRUMENTS - 0.8%

DBT Online, Inc. (a)              189,800                     3,653,650

KLA-Tencor Corp. (a)              27,550                      2,329,697

Sawtek, Inc. (a)                  40,000                      1,825,000

                                                              7,808,347

ELECTRONICS - 5.8%

AstroPower, Inc. (a)              350,000                     4,375,000

General Semiconductor, Inc.       100,000                     1,375,000
(a)

Integrated Silicon Solution       400,000                     3,637,500
(a)

Jenoptik AG                       51,500                      867,833

Microchip Technology, Inc. (a)    39,540                      2,505,848

Microsemi Corp. (a)               14,840                      114,083

Power-One, Inc. (a)               500,000                     11,875,000

Semtech Corp. (a)                 617,640                     30,129,245

                                                              54,879,509

PHOTOGRAPHIC EQUIPMENT - 0.4%

Gretag Imaging Holding AG         30,000                      3,742,204
(Reg.)

TOTAL TECHNOLOGY                                              295,313,235

TRANSPORTATION - 5.3%

AIR TRANSPORTATION - 0.7%

Preview Travel, Inc. (a)          148,700                     6,933,138

Travel Services                   2,010                       20,100
International, Inc. (a)

                                                              6,953,238

RAILROADS - 0.9%

Westinghouse Air Brake Co.        466,290                     8,451,506

SHIPPING - 0.2%

Sea Containers Ltd. Class A       50,000                      1,553,125

TRUCKING & FREIGHT - 3.5%

Air Express International         300,000                     9,675,000
Corp.

CNF Transportation, Inc.          56,180                      1,867,985

Expeditors International of       300,000                     12,225,000
Washington, Inc.

Swift Transportation Co.,         38,205                      606,504
Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TRANSPORTATION - CONTINUED

TRUCKING & FREIGHT - CONTINUED

USFreightways Corp.               50,000                     $ 2,087,500

Yellow Corp. (a)                  400,000                     6,725,000

                                                              33,186,989

TOTAL TRANSPORTATION                                          50,144,858

UTILITIES - 2.6%

CELLULAR - 0.1%

Wireless Facilities, Inc.         17,400                      939,600

ELECTRIC UTILITY - 1.2%

Bangor Hydro-Electric Co.         60,000                      963,750

Black Hills Corp.                 6,000                       131,250

Calpine Corp. (a)                 174,000                     10,266,000

                                                              11,361,000

TELEPHONE SERVICES - 1.3%

FirstCom Corp. (a)                500,000                     10,843,750

Pac-West Telecomm, Inc.           1,000                       25,500

WinStar Communications, Inc.      34,720                      1,762,040
(a)

                                                              12,631,290

TOTAL UTILITIES                                               24,931,890

TOTAL COMMON STOCKS                            886,138,848
(Cost $686,789,883)

CASH EQUIVALENTS - 8.3%



Taxable Central Cash Fund,        78,346,755                  78,346,755
5.34% (b) (Cost $78,346,755)

TOTAL INVESTMENT PORTFOLIO -                                  964,485,603
101.4%
(Cost $765,136,638)

NET OTHER ASSETS - (1.4)%                                     (12,853,716)

NET ASSETS - 100%                             $ 951,631,887

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $766,786,122. Net unrealized appreciation aggregated $197,699,481, of which $233,881,945 related to appreciated investment securities and $36,182,464 related to depreciated investment securities.

The fund hereby designates approximately $484,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer to its fiscal year ending November 30, 2000 approximately $301,000 of losses recognized during the period November 1, 1999 to November 30, 1999.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        NOVEMBER 30, 1999

ASSETS

Investment in securities, at                $ 964,485,603
value (cost $765,136,638) -
See accompanying schedule

Cash                                         1,694,690

Receivable for investments                   123,976
sold

Receivable for fund shares                   6,891,835
sold

Dividends receivable                         231,554

Interest receivable                          305,574

Other receivables                            57

 TOTAL ASSETS                                973,733,289

LIABILITIES

Payable for investments        $ 5,416,432
purchased

Payable for fund shares         1,421,602
redeemed

Accrued management fee          529,875

Distribution fees payable       461,185

Other payables and accrued      364,608
expenses

Collateral on securities        13,907,700
loaned, at value

 TOTAL LIABILITIES                           22,101,402

NET ASSETS                                  $ 951,631,887

Net Assets consist of:

Paid in capital                             $ 722,667,092

Undistributed net investment                 10,393
income

Accumulated undistributed net                29,606,556
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  199,347,846
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 951,631,887

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                           NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $19.84
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($67,505,892 (divided by)
3,402,699 shares)

Maximum offering price per         $21.05
share (100/94.25 of $19.84)

CLASS T: NET ASSET VALUE and       $19.77
redemption price per share
($457,496,173 (divided by)
23,144,587 shares)

Maximum offering price per         $20.49
share (100/96.50 of $19.77)

CLASS B: NET ASSET VALUE and       $19.63
offering price per share
($199,729,031 (divided by)
10,175,239 shares) A

CLASS C: NET ASSET VALUE and       $19.68
offering price per share
($159,603,286 (divided by)
8,109,346 shares) A

INSTITUTIONAL CLASS: NET           $19.89
ASSET VALUE, offering price
and redemption price   per
share ($67,297,505 (divided
by) 3,382,727 shares)

REDEMPTION PRICE PER-SHARE IS EQUAL TO NET ASSET VALUE LESS APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                               YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                              $ 1,716,415
Dividends

 Special dividend from                          228,791
Patriot American
Hospitality, Inc.

Interest                                        1,748,804

Security lending                                93,583

 TOTAL INCOME                                   3,787,593

EXPENSES

Management fee                   $ 3,503,993

Transfer agent fees               1,141,203

Distribution fees                 2,957,084

Accounting and security           208,988
lending fees

Non-interested trustees'          1,214
compensation

Custodian fees and expenses       27,855

Registration fees                 359,421

Audit                             23,225

Legal                             1,243

Miscellaneous                     2,556

 Total expenses before            8,226,782
reductions

 Expense reductions               (137,821)     8,088,961

NET INVESTMENT INCOME (LOSS)                    (4,301,368)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            34,555,326

 Foreign currency transactions    11,800        34,567,126

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            182,991,983

 Assets and liabilities in        (1,098)       182,990,885
foreign currencies

NET GAIN (LOSS)                                 217,558,011

NET INCREASE (DECREASE) IN                     $ 213,256,643
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1999  SEPTEMBER 9, 1998
                                                             (COMMENCEMENT OF OPERATIONS)
                                                             TO NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (4,301,368)                 $ (98,459)
income (loss)

 Net realized gain (loss)       34,567,126                    239,240

 Change in net unrealized       182,990,885                   16,356,961
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     213,256,643                   16,497,742
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (788,924)                     -
from net realized gains

Share transactions - net        597,789,294                   124,877,132
increase (decrease)

  TOTAL INCREASE (DECREASE)     810,257,013                   141,374,874
IN NET ASSETS

NET ASSETS

 Beginning of period            141,374,874                   -

 End of period (including      $ 951,631,887                 $ 141,374,874
undistributed net investment
  income of $10,393 and $0,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A
YEARS ENDED NOVEMBER 30,         1999      1998 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.35   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.09) H   (.01)

Net realized and unrealized       7.63      2.36
gain (loss)

Total from investment             7.54      2.35
operations

Less Distributions

From net realized gain            (.05)     -

Net asset value, end of period   $ 19.84   $ 12.35

TOTAL RETURN B, C                 61.19%    23.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 67,506  $ 9,587
(000 omitted)

Ratio of expenses to average      1.36%     1.75% A, E
net assets

Ratio of expenses to average      1.33% F   1.68% A, F
net assets after expense
reductions

Ratio of net investment           (.55)%    (.40)% A
income (loss) to average net
assets

Portfolio turnover                62%       204% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G FOR THE PERIOD SEPTEMBER 9, 1998 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1998.

H INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM PATRIOT AMERICAN HOSPITALITY, INC. WHICH AMOUNTED TO $.01 PER SHARE.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999       1998 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.34    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.13) H    (.02)

Net realized and unrealized       7.61       2.36
gain (loss)

Total from investment             7.48       2.34
operations

Less Distributions

From net realized gain            (.05)      -

Net asset value, end of period   $ 19.77    $ 12.34

TOTAL RETURN B, C                 60.75%     23.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 457,496  $ 72,428
(000 omitted)

Ratio of expenses to average      1.59%      2.00% A, E
net assets

Ratio of expenses to average      1.56% F    1.93% A, F
net assets after expense
reductions

Ratio of net investment           (.77)%     (.63)% A
income (loss) to average net
assets

Portfolio turnover                62%        204% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G FOR THE PERIOD SEPTEMBER 9, 1998 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1998.

H INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM PATRIOT AMERICAN HOSPITALITY, INC. WHICH AMOUNTED TO $.01 PER SHARE.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999       1998 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.31    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.21) H    (.03)

Net realized and unrealized       7.58       2.34
gain (loss)

Total from investment             7.37       2.31
operations

Less Distributions

From net realized gain            (.05)      -

Net asset value, end of period   $ 19.63    $ 12.31

TOTAL RETURN B, C                 60.01%     23.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 199,729  $ 24,344
(000 omitted)

Ratio of expenses to average      2.12%      2.50% A, E
net assets

Ratio of expenses to average      2.09% F    2.43% A, F
net assets after expense
reductions

Ratio of net investment           (1.30)%    (1.15)% A
income (loss) to average net
assets

Portfolio turnover                62%        204% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G FOR THE PERIOD SEPTEMBER 9, 1998 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1998.

H INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM PATRIOT AMERICAN HOSPITALITY, INC. WHICH AMOUNTED TO $.01 PER SHARE.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999       1998 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.34    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.21) H    (.03)

Net realized and unrealized       7.60       2.37
gain (loss)

Total from investment             7.39       2.34
operations

Less Distributions

From net realized gain            (.05)      -

Net asset value, end of period   $ 19.68    $ 12.34

TOTAL RETURN B, C                 60.02%     23.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 159,603  $ 22,117
(000 omitted)

Ratio of expenses to average      2.09%      2.50% A, E
net assets

Ratio of expenses to average      2.06% F    2.44% A, F
net assets after expense
reductions

Ratio of net investment           (1.27)%    (1.15)% A
income (loss) to average net
assets

Portfolio turnover                62%        204% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G FOR THE PERIOD SEPTEMBER 9, 1998 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1998.

H INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM PATRIOT AMERICAN HOSPITALITY, INC. WHICH AMOUNTED TO $.01 PER SHARE.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999      1998 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.35   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04) H   -

Net realized and unrealized       7.63      2.35
gain (loss)

Total from investment             7.59      2.35
operations

Less Distributions

From net realized gain            (.05)     -

Net asset value, end of period   $ 19.89   $ 12.35

TOTAL RETURN B, C                 61.60%    23.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 67,298  $ 12,898
(000 omitted)

Ratio of expenses to average      1.05%     1.50% A, E
net assets

Ratio of expenses to average      1.02% F   1.42% A, F
net assets after expense
reductions

Ratio of net investment           (.24)%    (.15)% A
income (loss) to average net
assets

Portfolio turnover                62%       204% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

G FOR THE PERIOD SEPTEMBER 9, 1998 (COMMENCEMENT OF SALE OF
INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1998.

H INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM PATRIOT AMERICAN HOSPITALITY, INC. WHICH AMOUNTED TO $.01 PER SHARE.

NOTES TO FINANCIAL STATEMENTS

For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Small Cap Fund(the fund) is a fund of Fidelity
Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, net operating losses, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc.
(FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $825,608,054 and $279,379,707, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 83,344     $ 105

CLASS T    1,155,327    4,206

CLASS B    948,545      711,721

CLASS C    769,868      715,079

          $ 2,957,084  $ 1,431,111

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 361,064    $ 196,799

CLASS T    936,817      433,950

CLASS B    228,152      228,152*

CLASS C    42,883       42,883*

          $ 1,568,916  $ 901,784

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 84,833     .25

CLASS T                 542,118     .23

CLASS B                 252,643     .27

CLASS C                 177,806     .23

INSTITUTIONAL CLASS     83,803      .19

                       $ 1,141,203

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $64,626 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $13,515,075. The fund received cash collateral of $13,907,700 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $125,505 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $12,316 under the custodian arrangement.

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        YEAR ENDED NOVEMBER 30,  SEPTEMBER 9, 1998
                                                 (COMMENCEMENT OF OPERATIONS)
                                                 TO NOVEMBER 30,

                        1999                     1998

FROM NET REALIZED GAIN

Class A                 $ 53,944                 $ -

Class T                  394,691                  -

Class B                  138,774                  -

Class C                  127,440                  -

Institutional Class      74,075                   -

Total                   $ 788,924                $ -

8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                                DOLLARS

                                YEAR ENDED NOVEMBER 30,  SEPTEMBER 9, 1998            YEAR ENDED NOVEMBER 30,
                                                         (COMMENCEMENT  OF
                                                         OPERATIONS) TO NOVEMBER 30,

                                1999                     1998                         1999



CLASS A Shares sold              3,362,688                803,382                     $ 54,944,862

Reinvestment of distributions    3,246                    -                            47,909

Shares redeemed                  (739,734)                (26,883)                     (12,078,195)

Net increase (decrease)          2,626,200                776,499                     $ 42,914,576

CLASS T Shares sold              24,254,133               5,958,472                   $ 396,107,164

Reinvestment of distributions    24,377                   -                            359,304

Shares redeemed                  (7,004,910)              (87,485)                     (114,581,457)

Net increase (decrease)          17,273,600               5,870,987                   $ 281,885,011

CLASS B Shares sold              9,035,413                2,004,383                   $ 147,071,700

Reinvestment of distributions    7,915                    -                            116,343

Shares redeemed                  (845,487)                (26,985)                     (13,645,109)

Net increase (decrease)          8,197,841                1,977,398                   $ 133,542,934

CLASS C Shares sold              7,189,595                1,833,835                   $ 117,401,615

Reinvestment of distributions    7,697                    -                            113,449

Shares redeemed                  (880,255)                (41,526)                     (14,187,112)

Net increase (decrease)          6,317,037                1,792,309                   $ 103,327,952

INSTITUTIONAL CLASS Shares       3,500,162                1,065,454                   $ 55,547,721
sold

Reinvestment of distributions    4,008                    -                            59,158

Shares redeemed                  (1,166,024)              (20,873)                     (19,488,058)

Net increase (decrease)          2,338,146                1,044,581                   $ 36,118,821





                                SEPTEMBER 9, 1998
                                (COMMENCEMENT  OF
                                OPERATIONS) TO NOVEMBER 30,

                                1998



CLASS A Shares sold             $ 8,780,684

Reinvestment of distributions    -

Shares redeemed                  (306,364)

Net increase (decrease)         $ 8,474,320

CLASS T Shares sold             $ 65,079,821

Reinvestment of distributions    -

Shares redeemed                  (935,799)

Net increase (decrease)         $ 64,144,022

CLASS B Shares sold             $ 22,156,184

Reinvestment of distributions    -

Shares redeemed                  (321,811)

Net increase (decrease)         $ 21,834,373

CLASS C Shares sold             $ 19,957,700

Reinvestment of distributions    -

Shares redeemed                  (489,364)

Net increase (decrease)         $ 19,468,336

INSTITUTIONAL CLASS Shares      $ 11,180,375
sold

Reinvestment of distributions    -

Shares redeemed                  (224,294)

Net increase (decrease)         $ 10,956,081


9. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AFFILIATE                         PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE

Celestial Seasonings, Inc.        $ 2,840,842        $ -             $ -                  $ 11,604,033

Golden State Vintners, Inc.        189,926            -               -                    1,312,922
Class B

Webhire, Inc.                      3,682,150          -               -                    7,537,500

TOTALS                            $ 6,712,918        $ -             $ -                  $ 20,454,455


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   January 12, 2000

DISTRIBUTIONS

The Board of Trustees of Fidelity Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

                    PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Institutional Class 12/20/99 12/17/99    -          $0.51
                     1/10/00 1/7/00      -          $0.08

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Bart A. Grenier, Vice President
Harry Lange, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA
(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
TECHNOQUANT(REGISTERED TRADEMARK) GROWTH
FUND - CLASS A, CLASS T, CLASS B
AND CLASS C

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     12  The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            15  A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   16  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          26  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets, as
                                  well as financial highlights.

NOTES                         35  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  43  The auditors' opinion.

DISTRIBUTIONS                 44

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR TECHNOQUANT GROWTH FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

 CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV TECHNOQUANT          28.18%       55.40%
GROWTH - CL A

FIDELITY ADV TECHNOQUANT          20.81%       46.46%
GROWTH - CL A   (INCL. 5.75%
SALES CHARGE)

S&P 500 (registered trademark)    20.90%       96.01%

Capital Appreciation Funds        36.51%       n/a
Average

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 275 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV TECHNOQUANT        28.18%       16.32%
GROWTH - CL A

FIDELITY ADV TECHNOQUANT        20.81%       13.98%
GROWTH - CL A   (INCL. 5.75%
SALES CHARGE)

S&P 500                         20.90%       25.95%

Capital Appreciation Funds      36.51%       n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA TechnoQuant Growth - A   S&P 500
             00267                       SP001
  1996/12/31       9425.00                    10000.00
  1997/01/31       9698.33                    10624.80
  1997/02/28       9010.30                    10708.10
  1997/03/31       8557.90                    10268.10
  1997/04/30       8671.00                    10881.11
  1997/05/31       9425.00                    11543.55
  1997/06/30       9839.70                    12060.70
  1997/07/31      10819.90                    13020.37
  1997/08/31      10857.60                    12290.97
  1997/09/30      11526.78                    12964.15
  1997/10/31      10961.28                    12531.14
  1997/11/30      10725.65                    13111.21
  1997/12/31      10567.32                    13336.33
  1998/01/31      10411.26                    13483.83
  1998/02/28      11230.89                    14456.28
  1998/03/31      11777.32                    15196.59
  1998/04/30      11699.26                    15349.47
  1998/05/31      11133.32                    15085.61
  1998/06/30      11299.20                    15698.39
  1998/07/31      11191.86                    15531.20
  1998/08/31       9728.24                    13285.70
  1998/09/30      10362.48                    14136.78
  1998/10/31      10840.59                    15286.67
  1998/11/30      11426.05                    16213.19
  1998/12/31      12235.92                    17147.40
  1999/01/31      13406.82                    17864.50
  1999/02/28      12421.31                    17309.27
  1999/03/31      13250.70                    18001.82
  1999/04/30      13084.82                    18699.03
  1999/05/31      12772.58                    18257.54
  1999/06/30      13543.42                    19270.84
  1999/07/31      13338.52                    18669.20
  1999/08/31      13358.03                    18576.79
  1999/09/30      13153.12                    18067.60
  1999/10/31      14050.82                    19210.91
  1999/11/30      14646.02                    19601.47
IMATRL PRASUN   SHR__CHT 19991130 19991227 104804 R00000000000038

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Class A on December 31, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $14,646 - a 46.46% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,601 - a 96.01% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MULTI-CAP CORE FUNDS AVERAGES ARE 20.54%, AND 20.54%, RESPECTIVELY; AND THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MULTI-CAP SUPERGROUP AVERAGES ARE 22.27% AND, 22.27%, RESPECTIVELY.

FIDELITY ADVISOR TECHNOQUANT GROWTH FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

 CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV TECHNOQUANT       27.83%       54.43%
GROWTH - CL T

FIDELITY ADV TECHNOQUANT       23.35%       49.03%
GROWTH - CL T  (INCL. 3.50%
SALES CHARGE)

S&P 500                        20.90%       96.01%

Capital Appreciation Funds     36.51%       n/a
Average

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 275 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV TECHNOQUANT        27.83%       16.07%
GROWTH - CL T

FIDELITY ADV TECHNOQUANT        23.35%       14.66%
GROWTH - CL T   (INCL. 3.50%
SALES CHARGE)

S&P 500                         20.90%       25.95%

Capital Appreciation Funds      36.51%       n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA TechnoQuant Growth - T   S&P 500
             00269                       SP001
  1996/12/31       9650.00                    10000.00
  1997/01/31       9929.85                    10624.80
  1997/02/28       9215.75                    10708.10
  1997/03/31       8752.55                    10268.10
  1997/04/30       8868.35                    10881.11
  1997/05/31       9640.35                    11543.55
  1997/06/30      10064.95                    12060.70
  1997/07/31      11058.90                    13020.37
  1997/08/31      11097.50                    12290.97
  1997/09/30      11773.00                    12964.15
  1997/10/31      11194.00                    12531.14
  1997/11/30      10962.40                    13111.21
  1997/12/31      10790.34                    13336.33
  1998/01/31      10630.69                    13483.83
  1998/02/28      11469.16                    14456.28
  1998/03/31      12028.15                    15196.59
  1998/04/30      11948.29                    15349.47
  1998/05/31      11369.34                    15085.61
  1998/06/30      11529.05                    15698.39
  1998/07/31      11429.24                    15531.20
  1998/08/31       9931.96                    13285.70
  1998/09/30      10570.80                    14136.78
  1998/10/31      11059.91                    15286.67
  1998/11/30      11658.82                    16213.19
  1998/12/31      12477.33                    17147.40
  1999/01/31      13675.16                    17864.50
  1999/02/28      12666.99                    17309.27
  1999/03/31      13495.48                    18001.82
  1999/04/30      13325.79                    18699.03
  1999/05/31      13006.37                    18257.54
  1999/06/30      13794.94                    19270.84
  1999/07/31      13575.34                    18669.20
  1999/08/31      13585.32                    18576.79
  1999/09/30      13385.68                    18067.60
  1999/10/31      14284.05                    19210.91
  1999/11/30      14902.92                    19601.47
IMATRL PRASUN   SHR__CHT 19991130 19991227 105250 R00000000000038

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $14,903 - a 49.03% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,601 - a 96.01% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MULTI-CAP CORE FUNDS AVERAGES ARE 20.54%, AND 20.54%, RESPECTIVELY; AND THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MULTI-CAP SUPERGROUP AVERAGES ARE 22.27% AND, 22.27%, RESPECTIVELY.

FIDELITY ADVISOR TECHNOQUANT GROWTH FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B's contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

 CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV TECHNOQUANT      27.24%       52.26%
GROWTH - CL B

FIDELITY ADV TECHNOQUANT      22.24%       49.26%
GROWTH - CL B   (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       20.90%       96.01%

Capital Appreciation Funds    36.51%       n/a
Average

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 275 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV TECHNOQUANT      27.24%       15.51%
GROWTH - CL B

FIDELITY ADV TECHNOQUANT      22.24%       14.72%
GROWTH - CL B   (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       20.90%       25.95%

Capital Appreciation Funds    36.51%       n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA TechnoQuant Growth - B   S&P 500
             00268                       SP001
  1996/12/31      10000.00                    10000.00
  1997/01/31      10290.00                    10624.80
  1997/02/28       9540.00                    10708.10
  1997/03/31       9060.00                    10268.10
  1997/04/30       9170.00                    10881.11
  1997/05/31       9960.00                    11543.55
  1997/06/30      10400.00                    12060.70
  1997/07/31      11420.00                    13020.37
  1997/08/31      11460.00                    12290.97
  1997/09/30      12160.00                    12964.15
  1997/10/31      11550.00                    12531.14
  1997/11/30      11310.00                    13111.21
  1997/12/31      11130.72                    13336.33
  1998/01/31      10955.42                    13483.83
  1998/02/28      11821.95                    14456.28
  1998/03/31      12389.32                    15196.59
  1998/04/30      12306.79                    15349.47
  1998/05/31      11698.16                    15085.61
  1998/06/30      11863.21                    15698.39
  1998/07/31      11749.74                    15531.20
  1998/08/31      10202.36                    13285.70
  1998/09/30      10862.57                    14136.78
  1998/10/31      11357.73                    15286.67
  1998/11/30      11966.37                    16213.19
  1998/12/31      12801.95                    17147.40
  1999/01/31      14029.53                    17864.50
  1999/02/28      12987.64                    17309.27
  1999/03/31      13833.53                    18001.82
  1999/04/30      13658.16                    18699.03
  1999/05/31      13317.74                    18257.54
  1999/06/30      14122.38                    19270.84
  1999/07/31      13895.43                    18669.20
  1999/08/31      13905.74                    18576.79
  1999/09/30      13689.11                    18067.60
  1999/10/31      14607.22                    19210.91
  1999/11/30      14926.00                    19601.47
IMATRL PRASUN   SHR__CHT 19991130 19991227 104908 R00000000000038

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Class B on December 31, 1996, when the fund started. As the chart shows, by November 30, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $14,926 - a 49.26% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,601 - a 96.01% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MULTI-CAP CORE FUNDS AVERAGES ARE 20.54%, AND 20.54%, RESPECTIVELY; AND THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MULTI-CAP SUPERGROUP AVERAGES ARE 22.27% AND, 22.27%, RESPECTIVELY.

FIDELITY ADVISOR TECHNOQUANT GROWTH FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

 CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV TECHNOQUANT      27.16%       51.93%
GROWTH - CL C

FIDELITY ADV TECHNOQUANT      26.16%       51.93%
GROWTH - CL C   (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       20.90%       96.01%

Capital Appreciation Funds    36.51%       n/a
Average

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 275 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV TECHNOQUANT      27.16%       15.42%
GROWTH - CL C

FIDELITY ADV TECHNOQUANT      26.16%       15.42%
GROWTH - CL C   (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       20.90%       25.95%

Capital Appreciation Funds    36.51%       n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA TechnoQuant Growth - C   S&P 500
             00486                       SP001
  1996/12/31      10000.00                    10000.00
  1997/01/31      10290.00                    10624.80
  1997/02/28       9540.00                    10708.10
  1997/03/31       9060.00                    10268.10
  1997/04/30       9170.00                    10881.11
  1997/05/31       9960.00                    11543.55
  1997/06/30      10400.00                    12060.70
  1997/07/31      11420.00                    13020.37
  1997/08/31      11460.00                    12290.97
  1997/09/30      12160.00                    12964.15
  1997/10/31      11550.00                    12531.14
  1997/11/30      11312.07                    13111.21
  1997/12/31      11134.52                    13336.33
  1998/01/31      10969.77                    13483.83
  1998/02/28      11824.69                    14456.28
  1998/03/31      12391.21                    15196.59
  1998/04/30      12298.51                    15349.47
  1998/05/31      11690.79                    15085.61
  1998/06/30      11855.60                    15698.39
  1998/07/31      11742.29                    15531.20
  1998/08/31      10197.25                    13285.70
  1998/09/30      10846.17                    14136.78
  1998/10/31      11350.88                    15286.67
  1998/11/30      11948.30                    16213.19
  1998/12/31      12782.62                    17147.40
  1999/01/31      13998.05                    17864.50
  1999/02/28      12957.72                    17309.27
  1999/03/31      13802.34                    18001.82
  1999/04/30      13627.24                    18699.03
  1999/05/31      13287.33                    18257.54
  1999/06/30      14090.75                    19270.84
  1999/07/31      13864.15                    18669.20
  1999/08/31      13874.45                    18576.79
  1999/09/30      13658.14                    18067.60
  1999/10/31      14574.86                    19210.91
  1999/11/30      15192.88                    19601.47
IMATRL PRASUN   SHR__CHT 19991130 19991227 105013 R00000000000038

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Class C on December 31, 1996, when the fund started. As the chart shows, by November 30, 1999, the value of the investment would have grown to $15,193 - a 51.93% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,601 - a 96.01% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MULTI-CAP CORE FUNDS AVERAGES ARE 20.54%, AND 20.54%, RESPECTIVELY; AND THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MULTI-CAP SUPERGROUP AVERAGES ARE 22.27% AND, 22.27%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Tim Krochuk)

An interview with Tim Krochuk, Portfolio Manager of Fidelity Advisor TechnoQuant Growth Fund

Q. HOW DID THE FUND PERFORM, TIM?

A. For the 12 months that ended November 30, 1999, the fund's Class A, Class T, Class B and Class C shares returned 28.18%, 27.83%, 27.24% and 27.16%, respectively. The Standard & Poor's 500 Index returned 20.90% and the capital appreciation funds average, tracked by Lipper Inc., returned 36.51% for the same time period.

Q. WHY DID THE FUND OUTPERFORM THE S&P 500 YET TRAIL ITS PEER GROUP DURING THE PERIOD?

A. The fund outperformed the S&P 500 primarily because of the portfolio's higher exposure to large, momentum-driven market sectors such as technology and Internet services. Conversely, the fund lagged its peer group because a relatively smaller proportion of the portfolio's assets were invested in the same technology and Internet sectors. In other words, my quantitative models suggested a portfolio that was more concentrated than the broad market. At the same time, they suggested a more diversified portfolio than the peer group, in which many funds maintained or increased their large-cap growth bias during the period.

Q. WHAT DROVE YOUR QUANTITATIVE MODELS OVER THE PAST YEAR?

A. The most important factor was market breadth - the number of stocks and industries participating in the market's advance. Over the past 12 months, breadth took a roller-coaster ride, with as few as 30% and as many as 64% of the stocks in the S&P fueling the market's rise. Early in the period, only a few sectors - and only the largest stocks within those sectors - were participating in the market's gain. At that time, I added more technical measures - including market activity and company size - to my models in order to reduce the risks associated with being underrepresented in industry sectors experiencing positive momentum. Over the course of the next several months, my models increasingly gave more weight to these new factors. Although the fund remained well diversified, with over 180 stocks at the end of November, my models allocated more assets to larger stocks within industries experiencing strong momentum, such as technology.

Q. WHICH HOLDINGS HELPED THE FUND'S PERFORMANCE?

A. The biggest contributors to performance reflected the fund's strategic shift toward a higher concentration in market-leading sectors. Five of the top-10 performers, for instance, were large-cap technology stocks. America Online, Texas Instruments, Microsoft, Teradyne and EMC Corp. all performed well on the basis of attractive technical characteristics - including money inflows and trading volume
- as well as strong market momentum and fundamentally attractive business prospects. The fund sold its position in EMC before the period ended. Biotechnology stocks such as Amgen and Biogen also generated strong returns. The biotech sector was attractive for a variety of reasons. Companies were relatively unaffected by changing interest rates, and most were not subjected to significant political or legal pressures. Also, the models' technical analysis suggested that the biotechnology group was beginning to break out of its four-year slump.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Fortunately, there weren't any large disappointments. However, during the spring, my models began forecasting a more difficult environment for large, high price-to-earnings stocks, mostly in response to increasing manufacturing activity and potentially higher interest rates and inflation. The models suggested boosting the portfolio's allocation of defensive stocks that could stabilize the fund's returns in a weak, late-cycle market environment. Many of these stocks - including Philip Morris, Clorox and Heinz - failed to live up to the potential my models suggested over the short term.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I expect volatility to continue on two fronts - price and market breadth. We appear to be in a late-cycle market environment similar to those seen in 1994 and 1987. The question is whether the current environment will unfold like 1994 - with flat returns and significant volatility - or like 1987 - with a sharp correction. In either case, I believe an investor's best protection is to remain fully invested and to remain diversified.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: long-term capital
appreciation by investing
primarily in common stocks,
using a quantitative approach
that emphasizes technical
factors

START DATE: December 31,
1996

SIZE: as of November 30,
1999, more than $34 million

MANAGER: Tim Krochuk, since
inception; joined Fidelity in
1992

TIM KROCHUK ON
MARKET UNCERTAINTY
AND THE YEAR 2000:

"The market environment of the
past 18 months has convinced me
that volatility may be here to stay.
Between the Asian economic
crisis and recovery, a strong U.S.
economy and Federal Reserve Board
posturing, investors have become
conditioned to the uncertainty of
market highs one week followed by a
sell-off the next. As we look ahead,
Year 2000 - or Y2K - issues
further complicate the investment
environment. Uncertainty exists
over how Y2K may affect the
markets over the next several
months.

"In uncertain environments,
investors are often advised to
follow long-term market trends.
Over the past 10 years, the S&P
500 was up in 69% of the months,
and in 58% of the weeks. By
keeping assets in the stock
market, investors reduce the risk
of picking the `wrong' month or
week to be uninvested. Although
market volatility may be high, it is
important to stick with an
investment plan while this
perceived risk factor plays itself
out. By remaining invested with an
appropriately diversified
portfolio, investors may moderate
the dangers and participate in the
opportunities created by
uncertainty surrounding Y2K."

INVESTMENT CHANGES



TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

General Electric Co.            4.0                     2.1

Microsoft Corp.                 3.6                     3.5

Cisco Systems, Inc.             2.2                     0.0

Alcoa, Inc.                     2.2                     2.1

MCI WorldCom, Inc.              2.1                     2.9

Wal-Mart Stores, Inc.           2.0                     2.1

Citigroup, Inc.                 1.9                     1.6

General Instrument Corp.        1.9                     1.2

Intel Corp.                     1.8                     1.9

Quaker Oats Co.                   1.8                     2.7

                                 23.5                    20.1

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

TECHNOLOGY                      33.1                    21.6

ENERGY                          8.5                     11.0

UTILITIES                       8.5                     10.4

NONDURABLES                     7.8                     10.2

INDUSTRIAL MACHINERY &          7.4                     5.3
EQUIPMENT



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                     AS OF MAY 31, 1999  **

Stocks                          95.3%                         Stocks                              94.9%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 4.7%                         Net Other Assets                     5.1%

* FOREIGN  INVESTMENTS           3.3%                         ** FOREIGN  INVESTMENTS              0.7%

Row: 1, Col: 1, Value: 95.3                                   Row: 1, Col: 1, Value: 94.90000000000001
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.7                                    Row: 1, Col: 8, Value: 5.1





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 95.3%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.1%

Advanced Aerodynamics &           58,500                   $ 117,000
Structures, Inc. Class A (a)

AlliedSignal, Inc.                2,100                     125,606

Boeing Co.                        3,500                     142,844

                                                            385,450

BASIC INDUSTRIES - 3.8%

CHEMICALS & PLASTICS - 0.8%

Dow Chemical Co.                  1,700                     199,113

Praxair, Inc.                     1,600                     71,400

                                                            270,513

METALS & MINING - 2.2%

Alcoa, Inc.                       11,500                    753,250

PAPER & FOREST PRODUCTS - 0.8%

International Paper Co.           1,800                     93,938

Kimberly-Clark Corp.              2,700                     172,463

Willamette Industries, Inc.       700                       28,963

                                                            295,364

TOTAL BASIC INDUSTRIES                                      1,319,127

DURABLES - 0.7%

CONSUMER DURABLES - 0.3%

Minnesota Mining &                1,200                     114,675
Manufacturing Co.

TEXTILES & APPAREL - 0.4%

NIKE, Inc. Class B                3,000                     138,000

TOTAL DURABLES                                              252,675

ENERGY - 8.5%

ENERGY SERVICES - 2.9%

Baker Hughes, Inc.                4,300                     108,575

ENSCO International, Inc.         12,800                    256,800

Halliburton Co.                   3,600                     139,275

Schlumberger Ltd.                 2,500                     150,156

Tidewater, Inc.                   11,100                    354,506

                                                            1,009,312

OIL & GAS - 5.6%

Amerada Hess Corp.                5,200                     301,275

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Anadarko Petroleum Corp.          1,500                    $ 45,188

Anderson Exploration Ltd. (a)     100                       1,112

Apache Corp.                      7,100                     254,269

Burlington Resources, Inc.        2,800                     94,150

EOG Resources, Inc.               2,800                     51,800

Gulf Canada Resources Ltd. (a)    100                       353

Kerr-McGee Corp.                  2,600                     148,850

Murphy Oil Corp.                  2,000                     113,000

Texaco, Inc.                      5,000                     304,688

The Coastal Corp.                 3,400                     119,850

Tom Brown, Inc. (a)               10,500                    122,719

Union Pacific Resources           17,300                    225,981
Group, Inc.

USX-Marathon Group                7,200                     190,350

                                                            1,973,585

TOTAL ENERGY                                                2,982,897

FINANCE - 5.9%

BANKS - 0.5%

Wells Fargo & Co.                 3,700                     172,050

CREDIT & OTHER FINANCE - 3.1%

American Express Co.              1,900                     287,494

Citigroup, Inc.                   12,650                    681,519

MBNA Corp.                        2,900                     73,225

MicroFinancial, Inc.              5,000                     56,563

                                                            1,098,801

INSURANCE - 0.9%

American General Corp.            2,600                     190,613

Horace Mann Educators Corp.       2,900                     63,619

Travelers Property Casualty       2,000                     66,625
Corp. Class A

                                                            320,857

SAVINGS & LOANS - 0.4%

Golden West Financial Corp.       1,400                     141,313

SECURITIES INDUSTRY - 1.0%

Goldman Sachs Group, Inc.         1,000                     75,125

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Hambrecht & Quist Group (a)       3,700                    $ 184,075

Legg Mason, Inc.                  2,100                     73,894

                                                            333,094

TOTAL FINANCE                                               2,066,115

HEALTH - 6.3%

DRUGS & PHARMACEUTICALS - 4.7%

Allergan, Inc.                    1,400                     137,725

Alpharma, Inc. Class A            4,600                     147,200

Amgen, Inc. (a)                   7,800                     355,388

Biogen, Inc. (a)                  6,100                     445,681

Bristol-Myers Squibb Co.          5,800                     423,763

Symyx Technologies, Inc.          100                       3,450

Warner-Lambert Co.                1,500                     134,531

                                                            1,647,738

MEDICAL EQUIPMENT & SUPPLIES
- 1.6%

Johnson & Johnson                 4,100                     425,375

VISX, Inc. (a)                    1,700                     131,856

                                                            557,231

TOTAL HEALTH                                                2,204,969

INDUSTRIAL MACHINERY &
EQUIPMENT - 7.4%

ELECTRICAL EQUIPMENT - 6.3%

General Electric Co.              10,700                    1,390,977

General Instrument Corp. (a)      9,900                     648,450

Interactive Pictures Corp.        3,900                     85,800

Plug Power, Inc. (a)              100                       1,838

Scientific-Atlanta, Inc.          1,200                     69,975

                                                            2,197,040

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.1%

Asyst Technologies, Inc. (a)      2,200                     87,897

Caterpillar, Inc.                 1,000                     46,375

Illinois Tool Works, Inc.         2,000                     129,500

Ingersoll-Rand Co.                2,500                     121,094

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

Metron Technology NV              100                      $ 1,594

Milacron, Inc.                    400                       5,825

                                                            392,285

TOTAL INDUSTRIAL MACHINERY &                                2,589,325
EQUIPMENT

MEDIA & LEISURE - 4.9%

BROADCASTING - 3.2%

AMFM, Inc. (a)                    1,100                     77,756

CBS Corp. (a)                     3,483                     181,116

Chris-Craft Industries, Inc.      5,047                     350,136

Clear Channel Communications,     800                       64,300
Inc. (a)

Spanish Broadcasting System,      500                       15,875
Inc. Class A (a)

Time Warner, Inc.                 5,100                     314,606

Univision Communications,         1,200                     105,000
Inc. Class A (a)

                                                            1,108,789

ENTERTAINMENT - 0.0%

Tickets.com, Inc.                 100                       2,094

LODGING & GAMING - 0.6%

Harrah's Entertainment, Inc.      4,200                     116,025
(a)

Promus Hotel Corp. (a)            2,900                     92,981

                                                            209,006

PUBLISHING - 0.9%

Gannet Co., Inc.                  2,200                     157,438

Knight-Ridder, Inc.               3,000                     163,688

                                                            321,126

RESTAURANTS - 0.2%

McDonald's Corp.                  1,400                     63,000

TOTAL MEDIA & LEISURE                                       1,704,015

NONDURABLES - 7.8%

BEVERAGES - 1.3%

Adolph Coors Co. Class B          8,900                     442,775

Canandaigua Brands, Inc.          500                       26,625
Class A (a)

                                                            469,400

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - 3.3%

Corn Products International,      2,500                    $ 78,438
Inc.

Dean Foods Co.                    3,900                     154,781

General Mills, Inc.               2,200                     82,913

H.J. Heinz Co.                    4,900                     205,188

Quaker Oats Co.                   9,600                     626,400

                                                            1,147,720

HOUSEHOLD PRODUCTS - 2.5%

Clorox Co.                        5,000                     222,813

Colgate-Palmolive Co.             1,600                     87,800

Procter & Gamble Co.              5,200                     561,600

                                                            872,213

TOBACCO - 0.7%

Philip Morris Companies, Inc.     7,500                     197,344

UST, Inc.                         2,000                     53,250

                                                            250,594

TOTAL NONDURABLES                                           2,739,927

PRECIOUS METALS - 0.3%

Newmont Mining Corp.              4,000                     94,750

RETAIL & WHOLESALE - 5.2%

APPAREL STORES - 0.8%

AnnTaylor Stores Corp. (a)        2,200                     95,013

Gap, Inc.                         2,300                     93,150

The Limited, Inc.                 1,600                     67,900

                                                            256,063

GENERAL MERCHANDISE STORES -
2.0%

Wal-Mart Stores, Inc.             12,300                    708,788

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.4%

Best Buy Co., Inc. (a)            2,700                     168,750

E-Stamp Corp.                     100                       3,625

Home Depot, Inc.                  5,300                     419,031

Intimate Brands, Inc. Class A     2,300                     98,613

Webvan Group, Inc.                6,000                     148,125

                                                            838,144

TOTAL RETAIL & WHOLESALE                                    1,802,995

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SERVICES - 1.2%

ADVERTISING - 0.7%

Digital Impact, Inc.              100                      $ 5,388

Interpublic Group of              2,400                     112,800
Companies, Inc.

Lifeminders.com, Inc.             100                       2,138

TMP Worldwide, Inc. (a)           1,200                     113,775

                                                            234,101

LEASING & RENTAL - 0.5%

Ryder System, Inc.                7,900                     178,244

SERVICES - 0.0%

Expedia, Inc. Class A             100                       5,325

GetThere.com, Inc.                100                       2,544

Jupiter Communications, Inc.      100                       3,681

Korn/Ferry International          100                       2,263

Netcentives, Inc.                 100                       2,625

The Management Network Group,     100                       3,375
Inc.

                                                            19,813

TOTAL SERVICES                                              432,158

TECHNOLOGY - 33.1%

COMMUNICATIONS EQUIPMENT - 5.6%

3Com Corp. (a)                    2,300                     91,569

Cisco Systems, Inc. (a)           8,730                     778,607

Lucent Technologies, Inc.         7,200                     526,050

Nokia AB sponsored ADR            4,200                     580,388

                                                            1,976,614

COMPUTER SERVICES & SOFTWARE
- 11.1%

Akamai Technologies, Inc.         100                       23,700

America Online, Inc. (a)          3,900                     283,481

Be Free, Inc.                     1,400                     61,600

BEA Systems, Inc. (a)             1,200                     97,500

BMC Software, Inc. (a)            1,000                     72,813

CacheFlow, Inc.                   100                       15,150

CMGI, Inc. (a)                    1,600                     235,400

Compuware Corp. (a)               1,000                     33,813

Concord Communications, Inc.      1,500                     80,250
(a)

Cysive, Inc.                      100                       5,050

Data Return Corp.                 100                       2,706

eBay, Inc. (a)                    800                       132,050

Electronic Arts, Inc. (a)         200                       20,975

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Electronics for Imaging, Inc.     1,900                    $ 84,669
(a)

iManage, Inc.                     100                       3,788

Inktomi Corp. (a)                 1,000                     129,063

Intertrust Technologies Corp.     100                       12,856

Litton Industries, Inc. (a)       3,900                     174,769

Mediaplex, Inc.                   100                       3,400

Metasolv Software, Inc.           100                       6,169

Microsoft Corp. (a)               13,900                    1,265,552

Official Payments Corp.           100                       3,675

Open Market, Inc. (a)             6,200                     228,238

Predictive Systems, Inc. (a)      100                       4,506

Proxicom, Inc.                    1,000                     69,000

Quintus Corp.                     100                       5,550

Rational Software Corp. (a)       8,900                     455,013

Retek, Inc.                       100                       6,781

Scient Corp.                      200                       29,000

SciQuest.com, Inc.                200                       6,600

SonicWALL, Inc.                   2,900                     99,144

VERITAS Software Corp. (a)        2,400                     219,750

ZapMe! Corp. (a)                  500                       5,313

                                                            3,877,324

COMPUTERS & OFFICE EQUIPMENT
- 0.7%

Immersion Corp.                   1,500                     40,594

Juniper Networks, Inc.            400                       110,850

MTI Technology Corp. (a)          1,300                     36,400

SmartDisk Corp.                   100                       3,575

Sun Microsystems, Inc. (a)        500                       66,125

                                                            257,544

ELECTRONIC INSTRUMENTS - 4.6%

Agilent Technologies, Inc.        1,900                     80,156

KLA-Tencor Corp. (a)              6,200                     524,288

Kulicke & Soffa Industries,       12,200                    435,388
Inc. (a)

MKS Instruments, Inc. (a)         3,200                     79,600

Rudolph Technologies, Inc.        100                       2,850

Teradyne, Inc. (a)                10,900                    474,831

                                                            1,597,113

ELECTRONICS - 11.1%

Analog Devices, Inc. (a)          1,800                     103,388

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

AVX Corp.                         4,700                    $ 192,406

Broadcom Corp. Class A (a)        900                       161,156

Brocade Communications            600                       173,963
Systems, Inc.

Celestica, Inc. (sub. vtg.)       2,800                     193,680
(a)

Cobalt Networks, Inc.             100                       16,881

Finisar Corp.                     100                       11,525

Flextronics International         2,800                     232,225
Ltd. (a)

Intel Corp.                       8,200                     628,838

JNI Corp.                         100                       7,838

Kent Electronics Corp. (a)        3,000                     68,813

Micron Technology, Inc. (a)       2,600                     174,525

Motorola, Inc.                    4,800                     548,400

Next Level Communications,        100                       6,456
Inc.

Sage, Inc.                        100                       2,500

Sanmina Corp. (a)                 3,200                     307,600

Texas Instruments, Inc.           5,500                     528,344

Virata Corp.                      100                       3,213

Vishay Intertechnology, Inc.      17,425                    504,236
(a)

                                                            3,865,987

TOTAL TECHNOLOGY                                            11,574,582

TRANSPORTATION - 0.6%

TRUCKING & FREIGHT - 0.6%

United Parcel Service, Inc.       1,000                     66,063
Class B

USFreightways Corp.               3,600                     150,300

                                                            216,363

UTILITIES - 8.5%

CELLULAR - 0.8%

AirGate PCS, Inc.                 200                       7,875

QUALCOMM, Inc. (a)                700                       253,619

TeleCorp PCS, Inc.                100                       3,606

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UTILITIES - CONTINUED

CELLULAR - CONTINUED

Triton PCS Holdings, Inc.         100                      $ 4,675
Class A (a)

Wireless Facilities, Inc.         100                       5,400

                                                            275,175

ELECTRIC UTILITY - 2.5%

AES Corp. (a)                     1,300                     75,319

Allegheny Energy, Inc.            2,000                     58,000

Consolidated Edison, Inc.         1,100                     37,950

Dominion Resources, Inc.          3,600                     163,350

DTE Energy Co.                    1,900                     62,819

Duke Energy Corp.                 1,500                     76,031

Entergy Corp.                     3,700                     101,981

FirstEnergy Corp.                 2,500                     58,281

FPL Group, Inc.                   4,800                     210,000

Texas Utilities Co.               800                       28,650

                                                            872,381

GAS - 0.9%

El Paso Energy Corp.              4,100                     157,850

Equitable Resources, Inc.         2,700                     93,994

Questar Corp.                     3,400                     58,438

                                                            310,282

TELEPHONE SERVICES - 4.3%

Allied Riser Communications       500                       10,875
Corp.

AT&T Corp.                        7,100                     396,713

Deltathree.com, Inc.              100                       2,931

iBasis, Inc.                      100                       3,388

MCI WorldCom, Inc. (a)            8,700                     719,381

SBC Communications, Inc.          7,200                     373,950

                                                            1,507,238

TOTAL UTILITIES                                             2,965,076

TOTAL COMMON STOCKS                                         33,330,424
(Cost $26,019,585)

CASH EQUIVALENTS - 4.7%

                                 SHARES                    VALUE (NOTE 1)

Central Cash Collateral Fund,     202,000                  $ 202,000
5.69% (b)

Taxable Central Cash Fund,        1,451,258                 1,451,258
5.34% (b)

TOTAL CASH EQUIVALENTS                                      1,653,258
(Cost $1,653,258)

TOTAL INVESTMENT PORTFOLIO -                               34,983,682
100.0%
(Cost $27,672,843)

NET OTHER ASSETS - (0.0)%                                     (2,622)

NET ASSETS - 100%                                        $ 34,981,060

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $27,781,767. Net unrealized appreciation aggregated $7,201,915, of which $8,138,065 related to appreciated investment securities and $936,150 related to depreciated investment securities.

The fund hereby designates approximately $206,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      NOVEMBER 30, 1999

ASSETS

Investment in securities, at               $ 34,983,682
value (cost $27,672,843) -
See accompanying schedule

Cash                                        37,553

Receivable for investments                  489,764
sold

Receivable for fund shares                  45,195
sold

Dividends receivable                        29,513

Interest receivable                         8,369

Other receivables                           6,790

Receivable from investment                  1,254
adviser for expense
reductions

 TOTAL ASSETS                               35,602,120

LIABILITIES

Payable for investments         $ 326,616
purchased

Payable for fund shares          37,321
redeemed

Distribution fees payable        19,181

Other payables and accrued       35,942
expenses

Collateral on securities         202,000
loaned, at value

 TOTAL LIABILITIES                          621,060

NET ASSETS                                 $ 34,981,060

Net Assets consist of:

Paid in capital                            $ 23,132,702

Accumulated undistributed net               4,537,519
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 7,310,839
(depreciation) on investments

NET ASSETS                                 $ 34,981,060

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                        NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $15.01
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($3,846,139 (divided by)
256,166 shares)

Maximum offering price per         $15.93
share (100/94.25 of $15.01)

CLASS T: NET ASSET VALUE and       $14.93
redemption price per share
($15,988,678 (divided by)
1,071,071 shares)

Maximum offering price per         $15.47
share (100/96.50 of $14.93)

CLASS B: NET ASSET VALUE and       $14.76
offering price per share
($13,056,421 (divided by)
884,787 shares) A

CLASS C: NET ASSET VALUE and       $14.75
offering price per share
($1,407,517 (divided by)
95,403 shares) A

INSTITUTIONAL CLASS: NET           $15.07
ASSET VALUE, offering price
and redemption price   per
share ($682,305 (divided by)
45,264 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                            $ 273,710
Dividends

Interest                                      86,639

Security lending                              267

 TOTAL INCOME                                 360,616

EXPENSES

Management fee                   $ 188,074

Transfer agent fees               102,294

Distribution fees                 212,993

Accounting and security           60,492
lending fees

Non-interested trustees'          98
compensation

Custodian fees and expenses       6,519

Registration fees                 78,528

Audit                             26,718

Legal                             152

 Total expenses before            675,868
reductions

 Expense reductions               (129,510)   546,358

NET INVESTMENT INCOME (LOSS)                  (185,742)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            5,096,426

 Foreign currency transactions    (61)        5,096,365

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            3,021,572

 Assets and liabilities in        (9)         3,021,563
foreign currencies

NET GAIN (LOSS)                               8,117,928

NET INCREASE (DECREASE) IN                   $ 7,932,186
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (185,742)                   $ (83,345)
income (loss)

 Net realized gain (loss)       5,096,365                     (119,282)

 Change in net unrealized       3,021,563                     2,192,105
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     7,932,186                     1,989,478
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders

 From net realized gain         -                             (868,298)

 In excess of net realized      -                             (347,228)
gain

 TOTAL DISTRIBUTIONS            -                             (1,215,526)

Share transactions - net        (4,737,512)                   (7,523,571)
increase (decrease)

  TOTAL INCREASE (DECREASE)     3,194,674                     (6,749,619)
IN NET ASSETS

NET ASSETS

 Beginning of period            31,786,386                    38,536,005

 End of period                 $ 34,981,060                  $ 31,786,386


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.71   $ 11.38   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.02)     .01       (.07)

Net realized and unrealized       3.32      .69       1.45
gain (loss)

Total from investment             3.30      .70       1.38
operations

Less Distributions

From net realized gain            -         (.26)     -

In excess of net realized gain    -         (.11)     -

Total distributions               -         (.37)     -

Net asset value, end of period   $ 15.01   $ 11.71   $ 11.38

TOTAL RETURN B, C                 28.18%    6.53%     13.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,846   $ 2,885   $ 5,376
(000 omitted)

Ratio of expenses to average      1.30% F   1.61%     1.75% A, F
net assets

Ratio of expenses to average      1.28% G   1.60% G   1.75% A
net assets after  expense
reductions

Ratio of net investment           (.17)%    .09%      (.73)% A
income (loss) to average
net assets

Portfolio turnover                133%      358%      213% A

ANNUALIZED
ATHE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1997.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.68   $ 11.36   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)     (.02)     (.10)

Net realized and unrealized       3.31      .70       1.46
gain (loss)

Total from investment             3.25      .68       1.36
operations

Less Distributions

From net realized gain            -         (.26)     -

In excess of net realized gain    -         (.10)     -

 Total distributions              -         (.36)     -

Net asset value, end of period   $ 14.93   $ 11.68   $ 11.36

TOTAL RETURN B, C                 27.83%    6.35%     13.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 15,989  $ 16,368  $ 20,283
(000 omitted)

Ratio of expenses to average      1.55% F   1.79%     2.00% A, F
net assets

Ratio of expenses to average      1.53% G   1.76% G   2.00% A
net assets after  expense
reductions

Ratio of net investment           (.42)%    (.11)%    (1.00)% A
income (loss) to average
net assets

Portfolio turnover                133%      358%      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.60   $ 11.31   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.12)     (.09)     (.15)

Net realized and unrealized       3.28      .71       1.46
gain (loss)

Total from investment             3.16      .62       1.31
operations

Less Distributions

From net realized gain            -         (.24)     -

In excess of net realized gain    -         (.09)     -

Total distributions               -         (.33)     -

Net asset value, end of period   $ 14.76   $ 11.60   $ 11.31

TOTAL RETURN B, C                 27.24%    5.80%     13.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 13,056  $ 10,994  $ 11,370
(000 omitted)

Ratio of expenses to average      2.05% F   2.24%     2.50% A, F
net assets

Ratio of expenses to average      2.03% G   2.22% G   2.50% A
net assets after  expense
reductions

Ratio of net investment           (.92)%    (.58)%    (1.51)% A
income (loss) to average
net assets

Portfolio turnover                133%      358%      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.60   $ 11.36   $ 11.85
period

Income from Investment
Operations

Net investment income (loss) D    (.12)     (.14)     -

Net realized and unrealized       3.27      .74       (.49)
gain (loss)

Total from investment             3.15      .60       (.49)
operations

Less Distributions

From net realized gain            -         (.26)     -

In excess of net realized gain    -         (.10)     -

Total distributions               -         (.36)     -

Net asset value, end of period   $ 14.75   $ 11.60   $ 11.36

TOTAL RETURN B, C                 27.16%    5.62%     (4.14)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,408   $ 482     $ 48
(000 omitted)

Ratio of expenses to average      2.05% F   2.50% F   2.50% A, F
net assets

Ratio of expenses to average      2.03% G   2.47% G   2.50% A
net assets after  expense
reductions

Ratio of net investment           (.92)%    (.88)%    (.60)% A
income (loss) to average
net assets

Portfolio turnover                133%      358%      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.72   $ 11.40   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    .01       .03       (.04)

Net realized and unrealized       3.34      .68       1.44
gain (loss)

Total from investment             3.35      .71       1.40
operations

Less Distributions

From net realized gain            -         (.28)     -

In excess of net realized gain    -         (.11)     -

Total distributions               -         (.39)     -

Net asset value, end of period   $ 15.07   $ 11.72   $ 11.40

TOTAL RETURN B, C                 28.58%    6.63%     14.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 682     $ 1,057   $ 1,459
(000 omitted)

Ratio of expenses to average      1.05% F   1.50% F   1.50% A, F
net assets

Ratio of expenses to average      1.03% G   1.48% G   1.50% A
net assets after  expense
reductions

Ratio of net investment           .08%      .17%      (.42)% A
income (loss) to average
net assets

Portfolio turnover                133%      358%      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor TechnoQuant Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses, capital loss carryforwards and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $40,576,919 and $45,295,755, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 7,966      $ 18

CLASS T    75,621       3,109

CLASS B    120,321      90,650

CLASS C    9,085        5,683

          $ 212,993    $ 99,460

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 38,616     $ 9,042

CLASS T     23,530       5,494

CLASS B     43,813       43,813 *

CLASS C     663          663 *

           $ 106,622    $ 59,012

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 11,361   .36

CLASS T                 48,527    .32

CLASS B                 35,419    .29

CLASS C                 4,390     .48

INSTITUTIONAL CLASS     2,597     .25

                       $ 102,294

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,728 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $183,700. The fund received cash collateral of $202,000 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.30%                    $ 13,485

CLASS T               1.55%                     58,696

CLASS B               2.05%                     43,504

CLASS C               2.05%                     4,979

INSTITUTIONAL CLASS   1.05%                     3,302

                                               $ 123,966

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $5,408 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $136 under the custodian arrangement.

7. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 14% of the total outstanding shares of the fund.

8. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                                YEARS ENDED NOVEMBER 30,

                                1999                      1998

FROM NET REALIZED GAIN

Class A                         $ -                       $ 126,919

Class T                          -                         463,390

Class B                          -                         240,581

Class C                          -                         1,353

Institutional Class              -                         36,055

Total                           $ -                       $ 868,298

IN EXCESS OF NET REALIZED GAIN

Class A                         $ -                       $ 50,754

Class T                          -                         185,307

Class B                          -                         96,208

Class C                          -                         541

Institutional Class              -                         14,418

Total                           $ -                       $ 347,228

Total Distributions             $ -                       $ 1,215,526

9. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

                                1999                     1998                     1999                     1998



CLASS A Shares sold              111,910                  87,524                  $ 1,546,501              $ 966,657

Reinvestment of distributions    -                        9,071                    -                        95,223

Shares redeemed                  (102,018)                (322,594)                (1,354,413)              (3,572,279)

Net increase (decrease)          9,892                    (225,999)               $ 192,088                $ (2,510,399)

CLASS T Shares sold              250,329                  351,393                 $ 3,433,718              $ 3,954,534

Reinvestment of distributions    -                        55,234                   -                        578,731

Shares redeemed                  (581,066)                (790,294)                (7,698,800)              (8,857,682)

Net increase (decrease)          (330,737)                (383,667)               $ (4,265,082)            $ (4,324,417)

CLASS B Shares sold              163,478                  201,347                 $ 2,192,596              $ 2,255,629

Reinvestment of distributions    -                        19,253                   -                        201,351

Shares redeemed                  (226,217)                (278,555)                (2,987,363)              (3,122,196)

Net increase (decrease)          (62,739)                 (57,955)                $ (794,767)              $ (665,216)

CLASS C Shares sold              73,222                   48,781                  $ 989,398                $ 545,490

Reinvestment of distributions    -                        105                      -                        1,104

Shares redeemed                  (19,399)                 (11,574)                 (258,167)                (132,749)

Net increase (decrease)          53,823                   37,312                  $ 731,231                $ 413,845

INSTITUTIONAL CLASS Shares       -                        14,757                  $ -                      $ 165,746
sold

Reinvestment of distributions    -                        4,196                    -                        44,046

Shares redeemed                  (44,907)                 (56,711)                 (600,982)                (647,176)

Net increase (decrease)          (44,907)                 (37,758)                $ (600,982)              $ (437,384)


INDEPENDENT AUDITORS' REPORT


To the Trustees Fidelity Advisor Series I and Shareholders of Fidelity Advisor TechnoQuant Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor TechnoQuant Growth Fund as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the two-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor TechnoQuant Growth Fund at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor TechnoQuant Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

        PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS

Class A 12/20/99 12/17/99    -         $1.64
         1/10/00   1/7/00    -         $.08
Class T 12/20/99 12/17/99    -         $1.60
         1/10/00   1/7/00    -         $.08
Class B 12/20/99 12/17/99    -         $1.54
         1/10/00   1/7/00    -         $.08
Class C 12/20/99 12/17/99    -         $1.58
         1/10/00   1/7/00    -         $.08



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
TECHNOQUANT(REGISTERED TRADEMARK) GROWTH
FUND - INSTITUTIONAL CLASS

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     6   The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            9   A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   10  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          20  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets, as
                                  well as financial highlights.

NOTES                         29  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  37  The auditors' opinion.

DISTRIBUTIONS                 38

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR TECHNOQUANT GROWTH FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

 CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV TECHNOQUANT         28.58%       56.30%
GROWTH - INST CL

S&P 500(registered trademark)    20.90%       96.01%

Capital Appreciation Funds       36.51%       n/a
Average

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 275 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Lipper has created new comparison categories that group funds accordingly to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV TECHNOQUANT      28.58%       16.55%
GROWTH - INST CL

S&P 500                       20.90%       25.95%

Capital Appreciation Funds    36.51%       n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA TechnoQuant Growth - I   S&P 500
             00243                       SP001
  1996/12/31      10000.00                    10000.00
  1997/01/31      10290.00                    10624.80
  1997/02/28       9550.00                    10708.10
  1997/03/31       9070.00                    10268.10
  1997/04/30       9200.00                    10881.11
  1997/05/31      10000.00                    11543.55
  1997/06/30      10440.00                    12060.70
  1997/07/31      11480.00                    13020.37
  1997/08/31      11530.00                    12290.97
  1997/09/30      12240.00                    12964.15
  1997/10/31      11640.00                    12531.14
  1997/11/30      11400.00                    13111.21
  1997/12/31      11232.68                    13336.33
  1998/01/31      11066.79                    13483.83
  1998/02/28      11948.40                    14456.28
  1998/03/31      12529.22                    15196.59
  1998/04/30      12446.25                    15349.47
  1998/05/31      11844.68                    15085.61
  1998/06/30      12021.00                    15698.39
  1998/07/31      11906.91                    15531.20
  1998/08/31      10351.13                    13285.70
  1998/09/30      11014.93                    14136.78
  1998/10/31      11533.52                    15286.67
  1998/11/30      12155.83                    16213.19
  1998/12/31      13027.07                    17147.40
  1999/01/31      14271.69                    17864.50
  1999/02/28      13224.14                    17309.27
  1999/03/31      14105.74                    18001.82
  1999/04/30      13929.42                    18699.03
  1999/05/31      13597.52                    18257.54
  1999/06/30      14437.64                    19270.84
  1999/07/31      14219.84                    18669.20
  1999/08/31      14230.21                    18576.79
  1999/09/30      14022.77                    18067.60
  1999/10/31      14976.98                    19210.91
  1999/11/30      15630.41                    19601.47
IMATRL PRASUN   SHR__CHT 19991130 19991227 105115 R00000000000038

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Institutional Class on December 31, 1996, when the fund started. As the chart shows, by November 30, 1999, the value of the investment would have grown to $15,630 - a 56.30% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,601 - a 96.01% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MULTI-CAP CORE FUNDS AVERAGES ARE 20.54%, AND 20.54%, RESPECTIVELY; AND THE ONE YEAR, CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MULTI-CAP SUPERGROUP AVERAGES ARE 22.27% AND, 22.27%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Tim Krochuk)

An interview with Tim Krochuk, Portfolio Manager of Fidelity Advisor TechnoQuant Growth Fund

Q. HOW DID THE FUND PERFORM, TIM?

A. For the 12 months that ended November 30, 1999, the fund's Institutional Class shares returned 28.58%, while the Standard & Poor's 500 Index returned 20.90%. The capital appreciation funds average, tracked by Lipper Inc., returned 36.51% for the same time period.

Q. WHY DID THE FUND OUTPERFORM THE S&P 500 YET TRAIL ITS PEER GROUP DURING THE PERIOD?

A. The fund outperformed the S&P 500 primarily because of the portfolio's higher exposure to large, momentum-driven market sectors such as technology and Internet services. Conversely, the fund lagged its peer group because a relatively smaller proportion of the portfolio's assets were invested in the same technology and Internet sectors. In other words, my quantitative models suggested a portfolio that was more concentrated than the broad market. At the same time, they suggested a more diversified portfolio than the peer group, in which many funds maintained or increased their large-cap growth bias during the period.

Q. WHAT DROVE YOUR QUANTITATIVE MODELS OVER THE PAST YEAR?

A. The most important factor was market breadth - the number of stocks and industries participating in the market's advance. Over the past 12 months, breadth took a roller-coaster ride, with as few as 30% and as many as 64% of the stocks in the S&P fueling the market's rise. Early in the period, only a few sectors - and only the largest stocks within those sectors - were participating in the market's gain. At that time, I added more technical measures - including market activity and company size - to my models in order to reduce the risks associated with being underrepresented in industry sectors experiencing positive momentum. Over the course of the next several months, my models increasingly gave more weight to these new factors. Although the fund remained well diversified, with over 180 stocks at the end of November, my models allocated more assets to larger stocks within industries experiencing strong momentum, such as technology.

Q. WHICH HOLDINGS HELPED THE FUND'S PERFORMANCE?

A. The biggest contributors to performance reflected the fund's strategic shift toward a higher concentration in market-leading sectors. Five of the top-10 performers, for instance, were large-cap technology stocks. America Online, Texas Instruments, Microsoft, Teradyne and EMC Corp. all performed well on the basis of attractive technical characteristics - including money inflows and trading volume
- as well as strong market momentum and fundamentally attractive business prospects. The fund sold its position in EMC before the period ended. Biotechnology stocks such as Amgen and Biogen also generated strong returns. The biotech sector was attractive for a variety of reasons. Companies were relatively unaffected by changing interest rates, and most were not subjected to significant political or legal pressures. Also, the models' technical analysis suggested that the biotechnology group was beginning to break out of its four-year slump.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Fortunately, there weren't any large disappointments. However, during the spring, my models began forecasting a more difficult environment for large, high price-to-earnings stocks, mostly in response to increasing manufacturing activity and potentially higher interest rates and inflation. The models suggested boosting the portfolio's allocation of defensive stocks that could stabilize the fund's returns in a weak, late-cycle market environment. Many of these stocks - including Philip Morris, Clorox and Heinz - failed to live up to the potential my models suggested over the short term.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I expect volatility to continue on two fronts - price and market breadth. We appear to be in a late-cycle market environment similar to those seen in 1994 and 1987. The question is whether the current environment will unfold like 1994 - with flat returns and significant volatility - or like 1987 - with a sharp correction. In either case, I believe an investor's best protection is to remain fully invested and to remain diversified.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: long-term capital
appreciation by investing
primarily in common stocks,
using a quantitative approach
that emphasizes technical
factors

START DATE: December 31,
1996

SIZE: as of November 30,
1999, more than $34 million

MANAGER: Tim Krochuk, since
inception; joined Fidelity in
1992

TIM KROCHUK ON
MARKET UNCERTAINTY
AND THE YEAR 2000:

"The market environment of the
past 18 months has convinced me
that volatility may be here to stay.
Between the Asian economic
crisis and recovery, a strong U.S.
economy and Federal Reserve Board
posturing, investors have become
conditioned to the uncertainty of
market highs one week followed by a
sell-off the next. As we look ahead,
Year 2000 - or Y2K - issues
further complicate the investment
environment. Uncertainty exists
over how Y2K may affect the
markets over the next several
months.

"In uncertain environments,
investors are often advised to
follow long-term market trends.
Over the past 10 years, the S&P
500 was up in 69% of the months,
and in 58% of the weeks. By
keeping assets in the stock
market, investors reduce the risk
of picking the `wrong' month or
week to be uninvested. Although
market volatility may be high, it is
important to stick with an
investment plan while this
perceived risk factor plays itself
out. By remaining invested with an
appropriately diversified
portfolio, investors may moderate
the dangers and participate in the
opportunities created by
uncertainty surrounding Y2K."

INVESTMENT CHANGES



TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

General Electric Co.            4.0                     2.1

Microsoft Corp.                 3.6                     3.5

Cisco Systems, Inc.             2.2                     0.0

Alcoa, Inc.                     2.2                     2.1

MCI WorldCom, Inc.              2.1                     2.9

Wal-Mart Stores, Inc.           2.0                     2.1

Citigroup, Inc.                 1.9                     1.6

General Instrument Corp.        1.9                     1.2

Intel Corp.                     1.8                     1.9

Quaker Oats Co.                   1.8                     2.7

                                 23.5                    20.1

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

TECHNOLOGY                      33.1                    21.6

ENERGY                          8.5                     11.0

UTILITIES                       8.5                     10.4

NONDURABLES                     7.8                     10.2

INDUSTRIAL MACHINERY &          7.4                     5.3
EQUIPMENT



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                     AS OF MAY 31, 1999  **

Stocks                          95.3%                         Stocks                              94.9%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 4.7%                         Net Other Assets                     5.1%

* FOREIGN  INVESTMENTS           3.3%                         ** FOREIGN  INVESTMENTS              0.7%

Row: 1, Col: 1, Value: 95.3                                   Row: 1, Col: 1, Value: 94.90000000000001
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.7                                    Row: 1, Col: 8, Value: 5.1





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 95.3%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.1%

Advanced Aerodynamics &           58,500                   $ 117,000
Structures, Inc. Class A (a)

AlliedSignal, Inc.                2,100                     125,606

Boeing Co.                        3,500                     142,844

                                                            385,450

BASIC INDUSTRIES - 3.8%

CHEMICALS & PLASTICS - 0.8%

Dow Chemical Co.                  1,700                     199,113

Praxair, Inc.                     1,600                     71,400

                                                            270,513

METALS & MINING - 2.2%

Alcoa, Inc.                       11,500                    753,250

PAPER & FOREST PRODUCTS - 0.8%

International Paper Co.           1,800                     93,938

Kimberly-Clark Corp.              2,700                     172,463

Willamette Industries, Inc.       700                       28,963

                                                            295,364

TOTAL BASIC INDUSTRIES                                      1,319,127

DURABLES - 0.7%

CONSUMER DURABLES - 0.3%

Minnesota Mining &                1,200                     114,675
Manufacturing Co.

TEXTILES & APPAREL - 0.4%

NIKE, Inc. Class B                3,000                     138,000

TOTAL DURABLES                                              252,675

ENERGY - 8.5%

ENERGY SERVICES - 2.9%

Baker Hughes, Inc.                4,300                     108,575

ENSCO International, Inc.         12,800                    256,800

Halliburton Co.                   3,600                     139,275

Schlumberger Ltd.                 2,500                     150,156

Tidewater, Inc.                   11,100                    354,506

                                                            1,009,312

OIL & GAS - 5.6%

Amerada Hess Corp.                5,200                     301,275

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Anadarko Petroleum Corp.          1,500                    $ 45,188

Anderson Exploration Ltd. (a)     100                       1,112

Apache Corp.                      7,100                     254,269

Burlington Resources, Inc.        2,800                     94,150

EOG Resources, Inc.               2,800                     51,800

Gulf Canada Resources Ltd. (a)    100                       353

Kerr-McGee Corp.                  2,600                     148,850

Murphy Oil Corp.                  2,000                     113,000

Texaco, Inc.                      5,000                     304,688

The Coastal Corp.                 3,400                     119,850

Tom Brown, Inc. (a)               10,500                    122,719

Union Pacific Resources           17,300                    225,981
Group, Inc.

USX-Marathon Group                7,200                     190,350

                                                            1,973,585

TOTAL ENERGY                                                2,982,897

FINANCE - 5.9%

BANKS - 0.5%

Wells Fargo & Co.                 3,700                     172,050

CREDIT & OTHER FINANCE - 3.1%

American Express Co.              1,900                     287,494

Citigroup, Inc.                   12,650                    681,519

MBNA Corp.                        2,900                     73,225

MicroFinancial, Inc.              5,000                     56,563

                                                            1,098,801

INSURANCE - 0.9%

American General Corp.            2,600                     190,613

Horace Mann Educators Corp.       2,900                     63,619

Travelers Property Casualty       2,000                     66,625
Corp. Class A

                                                            320,857

SAVINGS & LOANS - 0.4%

Golden West Financial Corp.       1,400                     141,313

SECURITIES INDUSTRY - 1.0%

Goldman Sachs Group, Inc.         1,000                     75,125

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Hambrecht & Quist Group (a)       3,700                    $ 184,075

Legg Mason, Inc.                  2,100                     73,894

                                                            333,094

TOTAL FINANCE                                               2,066,115

HEALTH - 6.3%

DRUGS & PHARMACEUTICALS - 4.7%

Allergan, Inc.                    1,400                     137,725

Alpharma, Inc. Class A            4,600                     147,200

Amgen, Inc. (a)                   7,800                     355,388

Biogen, Inc. (a)                  6,100                     445,681

Bristol-Myers Squibb Co.          5,800                     423,763

Symyx Technologies, Inc.          100                       3,450

Warner-Lambert Co.                1,500                     134,531

                                                            1,647,738

MEDICAL EQUIPMENT & SUPPLIES
- 1.6%

Johnson & Johnson                 4,100                     425,375

VISX, Inc. (a)                    1,700                     131,856

                                                            557,231

TOTAL HEALTH                                                2,204,969

INDUSTRIAL MACHINERY &
EQUIPMENT - 7.4%

ELECTRICAL EQUIPMENT - 6.3%

General Electric Co.              10,700                    1,390,977

General Instrument Corp. (a)      9,900                     648,450

Interactive Pictures Corp.        3,900                     85,800

Plug Power, Inc. (a)              100                       1,838

Scientific-Atlanta, Inc.          1,200                     69,975

                                                            2,197,040

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.1%

Asyst Technologies, Inc. (a)      2,200                     87,897

Caterpillar, Inc.                 1,000                     46,375

Illinois Tool Works, Inc.         2,000                     129,500

Ingersoll-Rand Co.                2,500                     121,094

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

Metron Technology NV              100                      $ 1,594

Milacron, Inc.                    400                       5,825

                                                            392,285

TOTAL INDUSTRIAL MACHINERY &                                2,589,325
EQUIPMENT

MEDIA & LEISURE - 4.9%

BROADCASTING - 3.2%

AMFM, Inc. (a)                    1,100                     77,756

CBS Corp. (a)                     3,483                     181,116

Chris-Craft Industries, Inc.      5,047                     350,136

Clear Channel Communications,     800                       64,300
Inc. (a)

Spanish Broadcasting System,      500                       15,875
Inc. Class A (a)

Time Warner, Inc.                 5,100                     314,606

Univision Communications,         1,200                     105,000
Inc. Class A (a)

                                                            1,108,789

ENTERTAINMENT - 0.0%

Tickets.com, Inc.                 100                       2,094

LODGING & GAMING - 0.6%

Harrah's Entertainment, Inc.      4,200                     116,025
(a)

Promus Hotel Corp. (a)            2,900                     92,981

                                                            209,006

PUBLISHING - 0.9%

Gannet Co., Inc.                  2,200                     157,438

Knight-Ridder, Inc.               3,000                     163,688

                                                            321,126

RESTAURANTS - 0.2%

McDonald's Corp.                  1,400                     63,000

TOTAL MEDIA & LEISURE                                       1,704,015

NONDURABLES - 7.8%

BEVERAGES - 1.3%

Adolph Coors Co. Class B          8,900                     442,775

Canandaigua Brands, Inc.          500                       26,625
Class A (a)

                                                            469,400

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - 3.3%

Corn Products International,      2,500                    $ 78,438
Inc.

Dean Foods Co.                    3,900                     154,781

General Mills, Inc.               2,200                     82,913

H.J. Heinz Co.                    4,900                     205,188

Quaker Oats Co.                   9,600                     626,400

                                                            1,147,720

HOUSEHOLD PRODUCTS - 2.5%

Clorox Co.                        5,000                     222,813

Colgate-Palmolive Co.             1,600                     87,800

Procter & Gamble Co.              5,200                     561,600

                                                            872,213

TOBACCO - 0.7%

Philip Morris Companies, Inc.     7,500                     197,344

UST, Inc.                         2,000                     53,250

                                                            250,594

TOTAL NONDURABLES                                           2,739,927

PRECIOUS METALS - 0.3%

Newmont Mining Corp.              4,000                     94,750

RETAIL & WHOLESALE - 5.2%

APPAREL STORES - 0.8%

AnnTaylor Stores Corp. (a)        2,200                     95,013

Gap, Inc.                         2,300                     93,150

The Limited, Inc.                 1,600                     67,900

                                                            256,063

GENERAL MERCHANDISE STORES -
2.0%

Wal-Mart Stores, Inc.             12,300                    708,788

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.4%

Best Buy Co., Inc. (a)            2,700                     168,750

E-Stamp Corp.                     100                       3,625

Home Depot, Inc.                  5,300                     419,031

Intimate Brands, Inc. Class A     2,300                     98,613

Webvan Group, Inc.                6,000                     148,125

                                                            838,144

TOTAL RETAIL & WHOLESALE                                    1,802,995

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SERVICES - 1.2%

ADVERTISING - 0.7%

Digital Impact, Inc.              100                      $ 5,388

Interpublic Group of              2,400                     112,800
Companies, Inc.

Lifeminders.com, Inc.             100                       2,138

TMP Worldwide, Inc. (a)           1,200                     113,775

                                                            234,101

LEASING & RENTAL - 0.5%

Ryder System, Inc.                7,900                     178,244

SERVICES - 0.0%

Expedia, Inc. Class A             100                       5,325

GetThere.com, Inc.                100                       2,544

Jupiter Communications, Inc.      100                       3,681

Korn/Ferry International          100                       2,263

Netcentives, Inc.                 100                       2,625

The Management Network Group,     100                       3,375
Inc.

                                                            19,813

TOTAL SERVICES                                              432,158

TECHNOLOGY - 33.1%

COMMUNICATIONS EQUIPMENT - 5.6%

3Com Corp. (a)                    2,300                     91,569

Cisco Systems, Inc. (a)           8,730                     778,607

Lucent Technologies, Inc.         7,200                     526,050

Nokia AB sponsored ADR            4,200                     580,388

                                                            1,976,614

COMPUTER SERVICES & SOFTWARE
- 11.1%

Akamai Technologies, Inc.         100                       23,700

America Online, Inc. (a)          3,900                     283,481

Be Free, Inc.                     1,400                     61,600

BEA Systems, Inc. (a)             1,200                     97,500

BMC Software, Inc. (a)            1,000                     72,813

CacheFlow, Inc.                   100                       15,150

CMGI, Inc. (a)                    1,600                     235,400

Compuware Corp. (a)               1,000                     33,813

Concord Communications, Inc.      1,500                     80,250
(a)

Cysive, Inc.                      100                       5,050

Data Return Corp.                 100                       2,706

eBay, Inc. (a)                    800                       132,050

Electronic Arts, Inc. (a)         200                       20,975

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Electronics for Imaging, Inc.     1,900                    $ 84,669
(a)

iManage, Inc.                     100                       3,788

Inktomi Corp. (a)                 1,000                     129,063

Intertrust Technologies Corp.     100                       12,856

Litton Industries, Inc. (a)       3,900                     174,769

Mediaplex, Inc.                   100                       3,400

Metasolv Software, Inc.           100                       6,169

Microsoft Corp. (a)               13,900                    1,265,552

Official Payments Corp.           100                       3,675

Open Market, Inc. (a)             6,200                     228,238

Predictive Systems, Inc. (a)      100                       4,506

Proxicom, Inc.                    1,000                     69,000

Quintus Corp.                     100                       5,550

Rational Software Corp. (a)       8,900                     455,013

Retek, Inc.                       100                       6,781

Scient Corp.                      200                       29,000

SciQuest.com, Inc.                200                       6,600

SonicWALL, Inc.                   2,900                     99,144

VERITAS Software Corp. (a)        2,400                     219,750

ZapMe! Corp. (a)                  500                       5,313

                                                            3,877,324

COMPUTERS & OFFICE EQUIPMENT
- 0.7%

Immersion Corp.                   1,500                     40,594

Juniper Networks, Inc.            400                       110,850

MTI Technology Corp. (a)          1,300                     36,400

SmartDisk Corp.                   100                       3,575

Sun Microsystems, Inc. (a)        500                       66,125

                                                            257,544

ELECTRONIC INSTRUMENTS - 4.6%

Agilent Technologies, Inc.        1,900                     80,156

KLA-Tencor Corp. (a)              6,200                     524,288

Kulicke & Soffa Industries,       12,200                    435,388
Inc. (a)

MKS Instruments, Inc. (a)         3,200                     79,600

Rudolph Technologies, Inc.        100                       2,850

Teradyne, Inc. (a)                10,900                    474,831

                                                            1,597,113

ELECTRONICS - 11.1%

Analog Devices, Inc. (a)          1,800                     103,388

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

AVX Corp.                         4,700                    $ 192,406

Broadcom Corp. Class A (a)        900                       161,156

Brocade Communications            600                       173,963
Systems, Inc.

Celestica, Inc. (sub. vtg.)       2,800                     193,680
(a)

Cobalt Networks, Inc.             100                       16,881

Finisar Corp.                     100                       11,525

Flextronics International         2,800                     232,225
Ltd. (a)

Intel Corp.                       8,200                     628,838

JNI Corp.                         100                       7,838

Kent Electronics Corp. (a)        3,000                     68,813

Micron Technology, Inc. (a)       2,600                     174,525

Motorola, Inc.                    4,800                     548,400

Next Level Communications,        100                       6,456
Inc.

Sage, Inc.                        100                       2,500

Sanmina Corp. (a)                 3,200                     307,600

Texas Instruments, Inc.           5,500                     528,344

Virata Corp.                      100                       3,213

Vishay Intertechnology, Inc.      17,425                    504,236
(a)

                                                            3,865,987

TOTAL TECHNOLOGY                                            11,574,582

TRANSPORTATION - 0.6%

TRUCKING & FREIGHT - 0.6%

United Parcel Service, Inc.       1,000                     66,063
Class B

USFreightways Corp.               3,600                     150,300

                                                            216,363

UTILITIES - 8.5%

CELLULAR - 0.8%

AirGate PCS, Inc.                 200                       7,875

QUALCOMM, Inc. (a)                700                       253,619

TeleCorp PCS, Inc.                100                       3,606

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UTILITIES - CONTINUED

CELLULAR - CONTINUED

Triton PCS Holdings, Inc.         100                      $ 4,675
Class A (a)

Wireless Facilities, Inc.         100                       5,400

                                                            275,175

ELECTRIC UTILITY - 2.5%

AES Corp. (a)                     1,300                     75,319

Allegheny Energy, Inc.            2,000                     58,000

Consolidated Edison, Inc.         1,100                     37,950

Dominion Resources, Inc.          3,600                     163,350

DTE Energy Co.                    1,900                     62,819

Duke Energy Corp.                 1,500                     76,031

Entergy Corp.                     3,700                     101,981

FirstEnergy Corp.                 2,500                     58,281

FPL Group, Inc.                   4,800                     210,000

Texas Utilities Co.               800                       28,650

                                                            872,381

GAS - 0.9%

El Paso Energy Corp.              4,100                     157,850

Equitable Resources, Inc.         2,700                     93,994

Questar Corp.                     3,400                     58,438

                                                            310,282

TELEPHONE SERVICES - 4.3%

Allied Riser Communications       500                       10,875
Corp.

AT&T Corp.                        7,100                     396,713

Deltathree.com, Inc.              100                       2,931

iBasis, Inc.                      100                       3,388

MCI WorldCom, Inc. (a)            8,700                     719,381

SBC Communications, Inc.          7,200                     373,950

                                                            1,507,238

TOTAL UTILITIES                                             2,965,076

TOTAL COMMON STOCKS                                         33,330,424
(Cost $26,019,585)

CASH EQUIVALENTS - 4.7%

                                 SHARES                    VALUE (NOTE 1)

Central Cash Collateral Fund,     202,000                  $ 202,000
5.69% (b)

Taxable Central Cash Fund,        1,451,258                 1,451,258
5.34% (b)

TOTAL CASH EQUIVALENTS                                      1,653,258
(Cost $1,653,258)

TOTAL INVESTMENT PORTFOLIO -                               34,983,682
100.0%
(Cost $27,672,843)

NET OTHER ASSETS - (0.0)%                                     (2,622)

NET ASSETS - 100%                                        $ 34,981,060

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $27,781,767. Net unrealized appreciation aggregated $7,201,915, of which $8,138,065 related to appreciated investment securities and $936,150 related to depreciated investment securities.

The fund hereby designates approximately $206,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     NOVEMBER 30, 1999

ASSETS

Investment in securities, at               $ 34,983,682
value (cost $27,672,843) -
See accompanying schedule

Cash                                        37,553

Receivable for investments                  489,764
sold

Receivable for fund shares                  45,195
sold

Dividends receivable                        29,513

Interest receivable                         8,369

Other receivables                           6,790

Receivable from investment                  1,254
adviser for expense
reductions

 TOTAL ASSETS                               35,602,120

LIABILITIES

Payable for investments         $ 326,616
purchased

Payable for fund shares          37,321
redeemed

Distribution fees payable        19,181

Other payables and accrued       35,942
expenses

Collateral on securities         202,000
loaned, at value

 TOTAL LIABILITIES                          621,060

NET ASSETS                                 $ 34,981,060

Net Assets consist of:

Paid in capital                            $ 23,132,702

Accumulated undistributed net               4,537,519
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 7,310,839
(depreciation) on investments

NET ASSETS                                 $ 34,981,060

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                        NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $15.01
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($3,846,139 (divided by)
256,166 shares)

Maximum offering price per         $15.93
share (100/94.25 of $15.01)

CLASS T: NET ASSET VALUE and       $14.93
redemption price per share
($15,988,678 (divided by)
1,071,071 shares)

Maximum offering price per         $15.47
share (100/96.50 of $14.93)

CLASS B: NET ASSET VALUE and       $14.76
offering price per share
($13,056,421 (divided by)
884,787 shares) A

CLASS C: NET ASSET VALUE and       $14.75
offering price per share
($1,407,517 (divided by)
95,403 shares) A

INSTITUTIONAL CLASS: NET           $15.07
ASSET VALUE, offering price
and redemption price   per
share ($682,305 (divided by)
45,264 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                            $ 273,710
Dividends

Interest                                      86,639

Security lending                              267

 TOTAL INCOME                                 360,616

EXPENSES

Management fee                   $ 188,074

Transfer agent fees               102,294

Distribution fees                 212,993

Accounting and security           60,492
lending fees

Non-interested trustees'          98
compensation

Custodian fees and expenses       6,519

Registration fees                 78,528

Audit                             26,718

Legal                             152

 Total expenses before            675,868
reductions

 Expense reductions               (129,510)   546,358

NET INVESTMENT INCOME (LOSS)                  (185,742)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            5,096,426

 Foreign currency transactions    (61)        5,096,365

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            3,021,572

 Assets and liabilities in        (9)         3,021,563
foreign currencies

NET GAIN (LOSS)                               8,117,928

NET INCREASE (DECREASE) IN                   $ 7,932,186
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (185,742)                   $ (83,345)
income (loss)

 Net realized gain (loss)       5,096,365                     (119,282)

 Change in net unrealized       3,021,563                     2,192,105
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     7,932,186                     1,989,478
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders

 From net realized gain         -                             (868,298)

 In excess of net realized      -                             (347,228)
gain

 TOTAL DISTRIBUTIONS            -                             (1,215,526)

Share transactions - net        (4,737,512)                   (7,523,571)
increase (decrease)

  TOTAL INCREASE (DECREASE)     3,194,674                     (6,749,619)
IN NET ASSETS

NET ASSETS

 Beginning of period            31,786,386                    38,536,005

 End of period                 $ 34,981,060                  $ 31,786,386


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.71   $ 11.38   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.02)     .01       (.07)

Net realized and unrealized       3.32      .69       1.45
gain (loss)

Total from investment             3.30      .70       1.38
operations

Less Distributions

From net realized gain            -         (.26)     -

In excess of net realized gain    -         (.11)     -

Total distributions               -         (.37)     -

Net asset value, end of period   $ 15.01   $ 11.71   $ 11.38

TOTAL RETURN B, C                 28.18%    6.53%     13.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,846   $ 2,885   $ 5,376
(000 omitted)

Ratio of expenses to average      1.30% F   1.61%     1.75% A, F
net assets

Ratio of expenses to average      1.28% G   1.60% G   1.75% A
net assets after  expense
reductions

Ratio of net investment           (.17)%    .09%      (.73)% A
income (loss) to average
net assets

Portfolio turnover                133%      358%      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.68   $ 11.36   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)     (.02)     (.10)

Net realized and unrealized       3.31      .70       1.46
gain (loss)

Total from investment             3.25      .68       1.36
operations

Less Distributions

From net realized gain            -         (.26)     -

In excess of net realized gain    -         (.10)     -

 Total distributions              -         (.36)     -

Net asset value, end of period   $ 14.93   $ 11.68   $ 11.36

TOTAL RETURN B, C                 27.83%    6.35%     13.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 15,989  $ 16,368  $ 20,283
(000 omitted)

Ratio of expenses to average      1.55% F   1.79%     2.00% A, F
net assets

Ratio of expenses to average      1.53% G   1.76% G   2.00% A
net assets after  expense
reductions

Ratio of net investment           (.42)%    (.11)%    (1.00)% A
income (loss) to average
net assets

Portfolio turnover                133%      358%      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.60   $ 11.31   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.12)     (.09)     (.15)

Net realized and unrealized       3.28      .71       1.46
gain (loss)

Total from investment             3.16      .62       1.31
operations

Less Distributions

From net realized gain            -         (.24)     -

In excess of net realized gain    -         (.09)     -

Total distributions               -         (.33)     -

Net asset value, end of period   $ 14.76   $ 11.60   $ 11.31

TOTAL RETURN B, C                 27.24%    5.80%     13.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 13,056  $ 10,994  $ 11,370
(000 omitted)

Ratio of expenses to average      2.05% F   2.24%     2.50% A, F
net assets

Ratio of expenses to average      2.03% G   2.22% G   2.50% A
net assets after  expense
reductions

Ratio of net investment           (.92)%    (.58)%    (1.51)% A
income (loss) to average
net assets

Portfolio turnover                133%      358%      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.60   $ 11.36   $ 11.85
period

Income from Investment
Operations

Net investment income (loss) D    (.12)     (.14)     -

Net realized and unrealized       3.27      .74       (.49)
gain (loss)

Total from investment             3.15      .60       (.49)
operations

Less Distributions

From net realized gain            -         (.26)     -

In excess of net realized gain    -         (.10)     -

Total distributions               -         (.36)     -

Net asset value, end of period   $ 14.75   $ 11.60   $ 11.36

TOTAL RETURN B, C                 27.16%    5.62%     (4.14)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,408   $ 482     $ 48
(000 omitted)

Ratio of expenses to average      2.05% F   2.50% F   2.50% A, F
net assets

Ratio of expenses to average      2.03% G   2.47% G   2.50% A
net assets after  expense
reductions

Ratio of net investment           (.92)%    (.88)%    (.60)% A
income (loss) to average
net assets

Portfolio turnover                133%      358%      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.72   $ 11.40   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    .01       .03       (.04)

Net realized and unrealized       3.34      .68       1.44
gain (loss)

Total from investment             3.35      .71       1.40
operations

Less Distributions

From net realized gain            -         (.28)     -

In excess of net realized gain    -         (.11)     -

Total distributions               -         (.39)     -

Net asset value, end of period   $ 15.07   $ 11.72   $ 11.40

TOTAL RETURN B, C                 28.58%    6.63%     14.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 682     $ 1,057   $ 1,459
(000 omitted)

Ratio of expenses to average      1.05% F   1.50% F   1.50% A, F
net assets

Ratio of expenses to average      1.03% G   1.48% G   1.50% A
net assets after  expense
reductions

Ratio of net investment           .08%      .17%      (.42)% A
income (loss) to average
net assets

Portfolio turnover                133%      358%      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor TechnoQuant Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses, capital loss carryforwards and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $40,576,919 and $45,295,755, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 7,966      $ 18

CLASS T    75,621       3,109

CLASS B    120,321      90,650

CLASS C    9,085        5,683

          $ 212,993    $ 99,460

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 38,616     $ 9,042

CLASS T     23,530       5,494

CLASS B     43,813       43,813 *

CLASS C     663          663 *

           $ 106,622    $ 59,012

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 11,361   .36

CLASS T                 48,527    .32

CLASS B                 35,419    .29

CLASS C                 4,390     .48

INSTITUTIONAL CLASS     2,597     .25

                       $ 102,294

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,728 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $183,700. The fund received cash collateral of $202,000 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.30%                    $ 13,485

CLASS T               1.55%                     58,696

CLASS B               2.05%                     43,504

CLASS C               2.05%                     4,979

INSTITUTIONAL CLASS   1.05%                     3,302

                                               $ 123,966

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $5,408 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $136 under the custodian arrangement.

7. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 14% of the total outstanding shares of the fund.

8. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                                YEARS ENDED NOVEMBER 30,

                                1999                      1998

FROM NET REALIZED GAIN

Class A                         $ -                       $ 126,919

Class T                          -                         463,390

Class B                          -                         240,581

Class C                          -                         1,353

Institutional Class              -                         36,055

Total                           $ -                       $ 868,298

IN EXCESS OF NET REALIZED GAIN

Class A                         $ -                       $ 50,754

Class T                          -                         185,307

Class B                          -                         96,208

Class C                          -                         541

Institutional Class              -                         14,418

Total                           $ -                       $ 347,228

Total Distributions             $ -                       $ 1,215,526

9. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

                                1999                     1998                     1999                     1998



CLASS A Shares sold              111,910                  87,524                  $ 1,546,501              $ 966,657

Reinvestment of distributions    -                        9,071                    -                        95,223

Shares redeemed                  (102,018)                (322,594)                (1,354,413)              (3,572,279)

Net increase (decrease)          9,892                    (225,999)               $ 192,088                $ (2,510,399)

CLASS T Shares sold              250,329                  351,393                 $ 3,433,718              $ 3,954,534

Reinvestment of distributions    -                        55,234                   -                        578,731

Shares redeemed                  (581,066)                (790,294)                (7,698,800)              (8,857,682)

Net increase (decrease)          (330,737)                (383,667)               $ (4,265,082)            $ (4,324,417)

CLASS B Shares sold              163,478                  201,347                 $ 2,192,596              $ 2,255,629

Reinvestment of distributions    -                        19,253                   -                        201,351

Shares redeemed                  (226,217)                (278,555)                (2,987,363)              (3,122,196)

Net increase (decrease)          (62,739)                 (57,955)                $ (794,767)              $ (665,216)

CLASS C Shares sold              73,222                   48,781                  $ 989,398                $ 545,490

Reinvestment of distributions    -                        105                      -                        1,104

Shares redeemed                  (19,399)                 (11,574)                 (258,167)                (132,749)

Net increase (decrease)          53,823                   37,312                  $ 731,231                $ 413,845

INSTITUTIONAL CLASS Shares       -                        14,757                  $ -                      $ 165,746
sold

Reinvestment of distributions    -                        4,196                    -                        44,046

Shares redeemed                  (44,907)                 (56,711)                 (600,982)                (647,176)

Net increase (decrease)          (44,907)                 (37,758)                $ (600,982)              $ (437,384)


INDEPENDENT AUDITORS' REPORT


To the Trustees Fidelity Advisor Series I and Shareholders of Fidelity Advisor TechnoQuant Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor TechnoQuant Growth Fund as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the two-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor TechnoQuant Growth Fund at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor TechnoQuant Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

                    PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Institutional Class 12/20/99 12/17/99    $0.01     $1.67
                     1/10/00   1/7/00    -         $.08

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
EQUITY GROWTH
FUND - CLASS A, CLASS T, CLASS B AND CLASS C

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     12  The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            15  A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   16  A complete list of the fund's
                                  investments with their
                                  market value.

FINANCIAL STATEMENTS          27  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets, as
                                  well as financial highlights.

NOTES                         36  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  45  The auditors' opinion.

DISTRIBUTIONS                 46

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR EQUITY GROWTH FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY(REGISTERED               34.67%       247.05%       683.45%
TRADEMARK) ADV EQUITY GROWTH
- CL A

FIDELITY ADV EQUITY GROWTH -      26.93%       227.09%       638.41%
CL A  (INCL. 5.75% SALES
CHARGE)

Russell 3000 (registered          31.56%       255.25%       454.20%
trademark) Growth

S&P 500 (registered trademark)    20.90%       236.51%       415.33%

Growth Funds Average              27.23%       187.58%       344.65%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations, and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on Page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY GROWTH -  34.67%       28.26%        22.86%
CL A

FIDELITY ADV EQUITY GROWTH -  26.93%       26.75%        22.13%
CL A   (INCL. 5.75% SALES
CHARGE)

Russell 3000 Growth           31.56%       28.86%        18.68%

S&P 500                       20.90%       27.47%        17.82%

Growth Funds Average          27.23%       22.97%        15.68%

AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Equity Growth -CL A      Russell 3000 Growth
             00245                       RS007
  1989/11/30       9425.00                    10000.00
  1989/12/31       9702.51                    10181.57
  1990/01/31       8811.97                     9346.96
  1990/02/28       9166.94                     9432.81
  1990/03/31       9702.51                     9812.40
  1990/04/30       9509.46                     9672.84
  1990/05/31      10860.83                    10668.20
  1990/06/30      10954.25                    10779.81
  1990/07/31      10642.87                    10658.70
  1990/08/31       9285.27                     9607.63
  1990/09/30       8519.28                     9068.76
  1990/10/31       8625.15                     9076.79
  1990/11/30       9683.83                     9699.15
  1990/12/31      10375.09                    10048.04
  1991/01/31      11882.15                    10584.17
  1991/02/28      12953.29                    11444.36
  1991/03/31      14223.71                    11914.73
  1991/04/30      14173.89                    11854.08
  1991/05/31      14914.96                    12385.10
  1991/06/30      13675.68                    11783.03
  1991/07/31      14784.19                    12409.76
  1991/08/31      15581.31                    12831.18
  1991/09/30      15618.68                    12630.97
  1991/10/31      15662.27                    12847.07
  1991/11/30      15120.47                    12499.45
  1991/12/31      17088.56                    14233.52
  1992/01/31      17567.06                    13970.66
  1992/02/29      17657.36                    13999.89
  1992/03/31      16823.81                    13591.26
  1992/04/30      16476.50                    13635.65
  1992/05/31      16400.09                    13728.45
  1992/06/30      15858.28                    13353.06
  1992/07/31      16413.98                    13939.98
  1992/08/31      16018.05                    13746.35
  1992/09/30      16316.73                    13919.70
  1992/10/31      17171.12                    14151.32
  1992/11/30      18289.47                    14812.03
  1992/12/31      18779.00                    14976.80
  1993/01/31      19304.80                    14829.57
  1993/02/28      18800.71                    14554.84
  1993/03/31      19390.00                    14841.63
  1993/04/30      19063.40                    14256.36
  1993/05/31      20163.90                    14780.43
  1993/06/30      20242.00                    14657.13
  1993/07/31      19894.10                    14428.25
  1993/08/31      20618.30                    15027.95
  1993/09/30      21221.79                    14967.12
  1993/10/31      21477.39                    15384.88
  1993/11/30      20944.90                    15236.92
  1993/12/31      21568.45                    15529.92
  1994/01/31      22321.16                    15893.61
  1994/02/28      22134.65                    15623.81
  1994/03/31      21231.96                    14850.03
  1994/04/30      21455.76                    14916.34
  1994/05/31      21321.48                    15091.52
  1994/06/30      20388.94                    14628.45
  1994/07/31      20821.64                    15100.10
  1994/08/31      21761.64                    15967.59
  1994/09/30      21314.02                    15777.44
  1994/10/31      22007.82                    16129.26
  1994/11/30      21276.72                    15600.07
  1994/12/31      21377.50                    15872.06
  1995/01/31      21189.06                    16144.05
  1995/02/28      22003.15                    16827.41
  1995/03/31      22832.32                    17319.71
  1995/04/30      23819.79                    17686.87
  1995/05/31      24641.42                    18266.84
  1995/06/30      26518.36                    19024.73
  1995/07/31      28493.29                    19885.28
  1995/08/31      28787.27                    19930.40
  1995/09/30      29593.82                    20795.34
  1995/10/31      29443.07                    20702.18
  1995/11/30      30023.48                    21517.61
  1995/12/31      29744.49                    21676.17
  1996/01/31      30440.68                    22309.84
  1996/02/29      31118.38                    22777.29
  1996/03/31      31333.65                    22848.17
  1996/04/30      32266.49                    23566.24
  1996/05/31      33135.54                    24430.62
  1996/06/30      32712.97                    24288.69
  1996/07/31      30727.71                    22705.87
  1996/08/31      31445.27                    23399.09
  1996/09/30      33558.10                    25051.88
  1996/10/31      33717.56                    25078.91
  1996/11/30      35718.77                    26846.78
  1996/12/31      34566.85                    26419.52
  1997/01/31      36635.06                    28156.33
  1997/02/28      35791.16                    27824.42
  1997/03/31      33797.25                    26277.93
  1997/04/30      35509.87                    27844.02
  1997/05/31      38016.74                    30029.85
  1997/06/30      39580.43                    31215.70
  1997/07/31      42567.16                    33865.40
  1997/08/31      40879.37                    32161.97
  1997/09/30      43237.31                    33845.49
  1997/10/31      41557.79                    32512.09
  1997/11/30      42765.73                    33670.55
  1997/12/31      42825.42                    34012.57
  1998/01/31      43361.50                    34887.67
  1998/02/28      46662.18                    37553.68
  1998/03/31      48274.79                    39057.97
  1998/04/30      49198.98                    39570.21
  1998/05/31      47916.43                    38284.25
  1998/06/30      50924.77                    40453.79
  1998/07/31      51952.69                    39910.17
  1998/08/31      43474.66                    33656.17
  1998/09/30      47916.43                    36304.21
  1998/10/31      51264.27                    39141.69
  1998/11/30      54829.00                    42123.38
  1998/12/31      59476.55                    45922.48
  1999/01/31      64256.04                    48572.17
  1999/02/28      61089.61                    46189.62
  1999/03/31      64426.62                    48566.69
  1999/04/30      64618.52                    48920.77
  1999/05/31      63733.63                    47534.49
  1999/06/30      67838.25                    50801.39
  1999/07/31      66900.05                    49189.15
  1999/08/31      67262.54                    49800.83
  1999/09/30      65908.55                    48890.11
  1999/10/31      69725.32                    52411.67
  1999/11/30      73840.60                    55419.59
IMATRL PRASUN   SHR__CHT 19991130 19991213 145210 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Class A on November 30, 1989, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $73,841 - a 638.41% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,420 - a 454.20% increase. Going forward, the fund will compare its performance to that of the Russell 3000 Growth Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Growth Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP GROWTH FUNDS AVERAGE ARE 45.45%, 208.48%, 415.05%, AND 45.45%, 24.90%, 17.55%, RESPECTIVELY; AND THE ONE YEAR,
FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP SUPERGROUP AVERAGE ARE 22.27%, 165.26%, 311.14%, AND 22.27%, 21.17%, 14.82%, RESPECTIVELY.

FIDELITY ADVISOR EQUITY GROWTH FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on September 10, 1992. Class T shares bear a 0.50% 12b-1 fee (0.65% prior to January 1, 1996) that is reflected in returns after September 10, 1992. Returns prior to that date are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY GROWTH -    34.44%       246.20%       681.54%
CL T

FIDELITY ADV EQUITY GROWTH -    29.73%       234.08%       654.18%
CL T  (INCL. 3.50% SALES
CHARGE)

Russell 3000 Growth             31.56%       255.25%       454.20%

S&P 500                         20.90%       236.51%       415.33%

Growth Funds Average            27.23%       187.58%       344.65%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations, and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on Page 7 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY GROWTH -  34.44%       28.19%        22.83%
CL T

FIDELITY ADV EQUITY GROWTH -  29.73%       27.28%        22.39%
CL T   (INCL. 3.50% SALES
CHARGE)

Russell 3000 Growth           31.56%       28.86%        18.68%

S&P 500                       20.90%       27.47%        17.82%

Growth Funds Average          27.23%       22.97%        15.68%

AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Equity Growth -CL T      Russell 3000 Growth
             00286                       RS007
  1989/11/30       9650.00                    10000.00
  1989/12/31       9934.14                    10181.57
  1990/01/31       9022.34                     9346.96
  1990/02/28       9385.78                     9432.81
  1990/03/31       9934.14                     9812.40
  1990/04/30       9736.47                     9672.84
  1990/05/31      11120.11                    10668.20
  1990/06/30      11215.75                    10779.81
  1990/07/31      10896.94                    10658.70
  1990/08/31       9506.93                     9607.63
  1990/09/30       8722.66                     9068.76
  1990/10/31       8831.05                     9076.79
  1990/11/30       9915.01                     9699.15
  1990/12/31      10622.77                    10048.04
  1991/01/31      12165.81                    10584.17
  1991/02/28      13262.52                    11444.36
  1991/03/31      14563.26                    11914.73
  1991/04/30      14512.26                    11854.08
  1991/05/31      15271.02                    12385.10
  1991/06/30      14002.16                    11783.03
  1991/07/31      15137.12                    12409.76
  1991/08/31      15953.28                    12831.18
  1991/09/30      15991.54                    12630.97
  1991/10/31      16036.17                    12847.07
  1991/11/30      15481.44                    12499.45
  1991/12/31      17496.51                    14233.52
  1992/01/31      17986.43                    13970.66
  1992/02/29      18078.89                    13999.89
  1992/03/31      17225.44                    13591.26
  1992/04/30      16869.84                    13635.65
  1992/05/31      16791.60                    13728.45
  1992/06/30      16236.86                    13353.06
  1992/07/31      16805.83                    13939.98
  1992/08/31      16400.44                    13746.35
  1992/09/30      16706.26                    13919.70
  1992/10/31      17581.04                    14151.32
  1992/11/30      18726.09                    14812.03
  1992/12/31      19227.31                    14976.80
  1993/01/31      19765.66                    14829.57
  1993/02/28      19249.53                    14554.84
  1993/03/31      19852.89                    14841.63
  1993/04/30      19518.50                    14256.36
  1993/05/31      20645.27                    14780.43
  1993/06/30      20725.23                    14657.13
  1993/07/31      20369.03                    14428.25
  1993/08/31      21110.51                    15027.95
  1993/09/30      21728.41                    14967.12
  1993/10/31      21990.12                    15384.88
  1993/11/30      21444.91                    15236.92
  1993/12/31      22083.35                    15529.92
  1994/01/31      22854.02                    15893.61
  1994/02/28      22663.06                    15623.81
  1994/03/31      21738.82                    14850.03
  1994/04/30      21967.97                    14916.34
  1994/05/31      21830.48                    15091.52
  1994/06/30      20875.68                    14628.45
  1994/07/31      21318.71                    15100.10
  1994/08/31      22281.14                    15967.59
  1994/09/30      21822.84                    15777.44
  1994/10/31      22533.21                    16129.26
  1994/11/30      21784.65                    15600.07
  1994/12/31      21887.84                    15872.06
  1995/01/31      21694.90                    16144.05
  1995/02/28      22528.42                    16827.41
  1995/03/31      23377.39                    17319.71
  1995/04/30      24388.43                    17686.87
  1995/05/31      25229.67                    18266.84
  1995/06/30      27151.42                    19024.73
  1995/07/31      29173.50                    19885.28
  1995/08/31      29474.50                    19930.40
  1995/09/30      30300.31                    20795.34
  1995/10/31      30145.95                    20702.18
  1995/11/30      30740.22                    21517.61
  1995/12/31      30454.57                    21676.17
  1996/01/31      31167.38                    22309.84
  1996/02/29      31861.26                    22777.29
  1996/03/31      32081.67                    22848.17
  1996/04/30      33036.77                    23566.24
  1996/05/31      33926.57                    24430.62
  1996/06/30      33493.92                    24288.69
  1996/07/31      31461.26                    22705.87
  1996/08/31      32195.96                    23399.09
  1996/09/30      34359.22                    25051.88
  1996/10/31      34530.65                    25078.91
  1996/11/30      36579.63                    26846.78
  1996/12/31      35401.48                    26419.52
  1997/01/31      37526.39                    28156.33
  1997/02/28      36666.24                    27824.42
  1997/03/31      34625.48                    26277.93
  1997/04/30      36387.95                    27844.02
  1997/05/31      38968.42                    30029.85
  1997/06/30      40570.67                    31215.70
  1997/07/31      43648.68                    33865.40
  1997/08/31      41919.93                    32161.97
  1997/09/30      44323.31                    33845.49
  1997/10/31      42586.13                    32512.09
  1997/11/30      43825.77                    33670.55
  1997/12/31      43873.36                    34012.57
  1998/01/31      44427.23                    34887.67
  1998/02/28      47807.14                    37553.68
  1998/03/31      49454.01                    39057.97
  1998/04/30      50382.77                    39570.21
  1998/05/31      49071.02                    38284.25
  1998/06/30      52144.54                    40453.79
  1998/07/31      53188.20                    39910.17
  1998/08/31      44494.25                    33656.17
  1998/09/30      49042.30                    36304.21
  1998/10/31      52460.51                    39141.69
  1998/11/30      56098.95                    42123.38
  1998/12/31      60859.83                    45922.48
  1999/01/31      65757.96                    48572.17
  1999/02/28      62501.86                    46189.62
  1999/03/31      65898.12                    48566.69
  1999/04/30      66092.19                    48920.77
  1999/05/31      65164.96                    47534.49
  1999/06/30      69348.28                    50801.39
  1999/07/31      68377.92                    49189.15
  1999/08/31      68722.94                    49800.83
  1999/09/30      67342.87                    48890.11
  1999/10/31      71224.31                    52411.67
  1999/11/30      75418.41                    55419.59
IMATRL PRASUN   SHR__CHT 19991130 19991213 145529 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Class T on November 30, 1989, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $75,418 - a 654.18% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,420 - a 454.20% increase. Going forward, the fund will compare its performance to that of the Russell 3000 Growth Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Growth Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP GROWTH FUNDS AVERAGE ARE 45.45%, 208.48%, 415.05%, AND 45.45%, 24.90%, 17.55%, RESPECTIVELY; AND THE ONE YEAR,
FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP SUPERGROUP AVERAGE ARE 22.27%, 165.26%, 311.14%, AND 22.27%, 21.17%, 14.82%, RESPECTIVELY.

FIDELITY ADVISOR EQUITY GROWTH FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on December 31, 1996. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after December 31, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and December 31, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B's contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY GROWTH -    33.69%       240.23%       668.06%
CL B

FIDELITY ADV EQUITY GROWTH -    28.69%       238.23%       668.06%
CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

Russell 3000 Growth             31.56%       255.25%       454.20%

S&P 500                         20.90%       236.51%       415.33%

Growth Funds Average            27.23%       187.58%       344.65%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations, and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on Page 9 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY GROWTH -  33.69%       27.75%        22.61%
CL B

FIDELITY ADV EQUITY GROWTH -  28.69%       27.60%        22.61%
CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

Russell 3000 Growth           31.56%       28.86%        18.68%

S&P 500                       20.90%       27.47%        17.82%

Growth Funds Average          27.23%       22.97%        15.68%

AVERAGE ANNUAL TOTAL RETURNS take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Equity Growth -CL B      Russell 3000 Growth
             00242                       RS007
  1989/11/30      10000.00                    10000.00
  1989/12/31      10294.44                    10181.57
  1990/01/31       9349.57                     9346.96
  1990/02/28       9726.20                     9432.81
  1990/03/31      10294.44                     9812.40
  1990/04/30      10089.61                     9672.84
  1990/05/31      11523.43                    10668.20
  1990/06/30      11622.54                    10779.81
  1990/07/31      11292.17                    10658.70
  1990/08/31       9851.74                     9607.63
  1990/09/30       9039.02                     9068.76
  1990/10/31       9151.35                     9076.79
  1990/11/30      10274.62                     9699.15
  1990/12/31      11008.05                    10048.04
  1991/01/31      12607.06                    10584.17
  1991/02/28      13743.54                    11444.36
  1991/03/31      15091.47                    11914.73
  1991/04/30      15038.61                    11854.08
  1991/05/31      15824.90                    12385.10
  1991/06/30      14510.01                    11783.03
  1991/07/31      15686.14                    12409.76
  1991/08/31      16531.90                    12831.18
  1991/09/30      16571.54                    12630.97
  1991/10/31      16617.79                    12847.07
  1991/11/30      16042.94                    12499.45
  1991/12/31      18131.10                    14233.52
  1992/01/31      18638.79                    13970.66
  1992/02/29      18734.60                    13999.89
  1992/03/31      17850.20                    13591.26
  1992/04/30      17481.70                    13635.65
  1992/05/31      17400.62                    13728.45
  1992/06/30      16825.76                    13353.06
  1992/07/31      17415.36                    13939.98
  1992/08/31      16995.27                    13746.35
  1992/09/30      17312.18                    13919.70
  1992/10/31      18218.70                    14151.32
  1992/11/30      19405.27                    14812.03
  1992/12/31      19924.67                    14976.80
  1993/01/31      20482.55                    14829.57
  1993/02/28      19947.70                    14554.84
  1993/03/31      20572.95                    14841.63
  1993/04/30      20226.42                    14256.36
  1993/05/31      21394.06                    14780.43
  1993/06/30      21476.92                    14657.13
  1993/07/31      21107.80                    14428.25
  1993/08/31      21876.18                    15027.95
  1993/09/30      22516.49                    14967.12
  1993/10/31      22787.68                    15384.88
  1993/11/30      22222.70                    15236.92
  1993/12/31      22884.30                    15529.92
  1994/01/31      23682.92                    15893.61
  1994/02/28      23485.04                    15623.81
  1994/03/31      22527.27                    14850.03
  1994/04/30      22764.74                    14916.34
  1994/05/31      22622.26                    15091.52
  1994/06/30      21632.83                    14628.45
  1994/07/31      22091.93                    15100.10
  1994/08/31      23089.27                    15967.59
  1994/09/30      22614.34                    15777.44
  1994/10/31      23350.48                    16129.26
  1994/11/30      22574.77                    15600.07
  1994/12/31      22681.70                    15872.06
  1995/01/31      22481.76                    16144.05
  1995/02/28      23345.52                    16827.41
  1995/03/31      24225.27                    17319.71
  1995/04/30      25272.98                    17686.87
  1995/05/31      26144.74                    18266.84
  1995/06/30      28136.19                    19024.73
  1995/07/31      30231.61                    19885.28
  1995/08/31      30543.52                    19930.40
  1995/09/30      31399.28                    20795.34
  1995/10/31      31239.33                    20702.18
  1995/11/30      31855.16                    21517.61
  1995/12/31      31559.14                    21676.17
  1996/01/31      32297.81                    22309.84
  1996/02/29      33016.85                    22777.29
  1996/03/31      33245.25                    22848.17
  1996/04/30      34235.00                    23566.24
  1996/05/31      35157.07                    24430.62
  1996/06/30      34708.72                    24288.69
  1996/07/31      32602.34                    22705.87
  1996/08/31      33363.68                    23399.09
  1996/09/30      35605.41                    25051.88
  1996/10/31      35783.06                    25078.91
  1996/11/30      37906.36                    26846.78
  1996/12/31      36685.47                    26419.52
  1997/01/31      38862.87                    28156.33
  1997/02/28      37940.91                    27824.42
  1997/03/31      35807.23                    26277.93
  1997/04/30      37616.03                    27844.02
  1997/05/31      40250.20                    30029.85
  1997/06/30      41892.17                    31215.70
  1997/07/31      45044.40                    33865.40
  1997/08/31      43226.82                    32161.97
  1997/09/30      45685.39                    33845.49
  1997/10/31      43885.37                    32512.09
  1997/11/30      45140.99                    33670.55
  1997/12/31      45163.58                    34012.57
  1998/01/31      45711.56                    34887.67
  1998/02/28      49168.65                    37553.68
  1998/03/31      50837.25                    39057.97
  1998/04/30      51766.47                    39570.21
  1998/05/31      50387.63                    38284.25
  1998/06/30      53524.99                    40453.79
  1998/07/31      54574.11                    39910.17
  1998/08/31      45621.64                    33656.17
  1998/09/30      50267.73                    36304.21
  1998/10/31      53744.80                    39141.69
  1998/11/30      57451.69                    42123.38
  1998/12/31      62306.62                    45922.48
  1999/01/31      67277.49                    48572.17
  1999/02/28      63920.94                    46189.62
  1999/03/31      67367.60                    48566.69
  1999/04/30      67525.29                    48920.77
  1999/05/31      66545.36                    47534.49
  1999/06/30      70791.73                    50801.39
  1999/07/31      69766.75                    49189.15
  1999/08/31      70082.13                    49800.83
  1999/09/30      68640.39                    48890.11
  1999/10/31      72571.38                    52411.67
  1999/11/30      76806.50                    55419.59
IMATRL PRASUN   SHR__CHT 19991130 19991213 145219 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Class B on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have been $76,806 - a 668.06% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,420 - a 454.20% increase. Going forward, the fund will compare its performance to that of the Russell 3000 Growth Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Growth Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP GROWTH FUNDS AVERAGE ARE 45.45%, 208.48%, 415.05%, AND 45.45%, 24.90%, 17.55%, RESPECTIVELY; AND THE ONE YEAR,
FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP SUPERGROUP AVERAGE ARE 22.27%, 165.26%, 311.14%, AND 22.27%, 21.17%, 14.82%, RESPECTIVELY.

FIDELITY ADVISOR EQUITY GROWTH FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns between December 31, 1996 (the date Class B shares were first offered) and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns between September 10, 1992 (the date Class T shares were first offered) and December 31, 1996 are those of Class T shares, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1,
1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY GROWTH -    33.72%       240.39%       668.43%
CL C

FIDELITY ADV EQUITY GROWTH -    32.72%       240.39%       668.43%
CL C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

Russell 3000 Growth             31.56%       255.25%       454.20%

S&P 500                         20.90%       236.51%       415.33%

Growth Funds Average            27.23%       187.58%       344.65%

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations, and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on Page 11 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY GROWTH -  33.72%       27.76%        22.62%
CL C

FIDELITY ADV EQUITY GROWTH -  32.72%       27.76%        22.62%
CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

Russell 3000 Growth           31.56%       28.86%        18.68%

S&P 500                       20.90%       27.47%        17.82%

Growth Funds Average          27.23%       22.97%        15.68%

AVERAGE ANNUAL TOTAL RETURNS take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Equity Growth -CL C      Russell 3000 Growth
             00479                       RS007
  1989/11/30      10000.00                    10000.00
  1989/12/31      10294.44                    10181.57
  1990/01/31       9349.57                     9346.96
  1990/02/28       9726.20                     9432.81
  1990/03/31      10294.44                     9812.40
  1990/04/30      10089.61                     9672.84
  1990/05/31      11523.43                    10668.20
  1990/06/30      11622.54                    10779.81
  1990/07/31      11292.17                    10658.70
  1990/08/31       9851.74                     9607.63
  1990/09/30       9039.02                     9068.76
  1990/10/31       9151.35                     9076.79
  1990/11/30      10274.62                     9699.15
  1990/12/31      11008.05                    10048.04
  1991/01/31      12607.06                    10584.17
  1991/02/28      13743.54                    11444.36
  1991/03/31      15091.47                    11914.73
  1991/04/30      15038.61                    11854.08
  1991/05/31      15824.90                    12385.10
  1991/06/30      14510.01                    11783.03
  1991/07/31      15686.14                    12409.76
  1991/08/31      16531.90                    12831.18
  1991/09/30      16571.54                    12630.97
  1991/10/31      16617.79                    12847.07
  1991/11/30      16042.94                    12499.45
  1991/12/31      18131.10                    14233.52
  1992/01/31      18638.79                    13970.66
  1992/02/29      18734.60                    13999.89
  1992/03/31      17850.20                    13591.26
  1992/04/30      17481.70                    13635.65
  1992/05/31      17400.62                    13728.45
  1992/06/30      16825.76                    13353.06
  1992/07/31      17415.36                    13939.98
  1992/08/31      16995.27                    13746.35
  1992/09/30      17312.18                    13919.70
  1992/10/31      18218.70                    14151.32
  1992/11/30      19405.27                    14812.03
  1992/12/31      19924.67                    14976.80
  1993/01/31      20482.55                    14829.57
  1993/02/28      19947.70                    14554.84
  1993/03/31      20572.95                    14841.63
  1993/04/30      20226.42                    14256.36
  1993/05/31      21394.06                    14780.43
  1993/06/30      21476.92                    14657.13
  1993/07/31      21107.80                    14428.25
  1993/08/31      21876.18                    15027.95
  1993/09/30      22516.49                    14967.12
  1993/10/31      22787.68                    15384.88
  1993/11/30      22222.70                    15236.92
  1993/12/31      22884.30                    15529.92
  1994/01/31      23682.92                    15893.61
  1994/02/28      23485.04                    15623.81
  1994/03/31      22527.27                    14850.03
  1994/04/30      22764.74                    14916.34
  1994/05/31      22622.26                    15091.52
  1994/06/30      21632.83                    14628.45
  1994/07/31      22091.93                    15100.10
  1994/08/31      23089.27                    15967.59
  1994/09/30      22614.34                    15777.44
  1994/10/31      23350.48                    16129.26
  1994/11/30      22574.77                    15600.07
  1994/12/31      22681.70                    15872.06
  1995/01/31      22481.76                    16144.05
  1995/02/28      23345.52                    16827.41
  1995/03/31      24225.27                    17319.71
  1995/04/30      25272.98                    17686.87
  1995/05/31      26144.74                    18266.84
  1995/06/30      28136.19                    19024.73
  1995/07/31      30231.61                    19885.28
  1995/08/31      30543.52                    19930.40
  1995/09/30      31399.28                    20795.34
  1995/10/31      31239.33                    20702.18
  1995/11/30      31855.16                    21517.61
  1995/12/31      31559.14                    21676.17
  1996/01/31      32297.81                    22309.84
  1996/02/29      33016.85                    22777.29
  1996/03/31      33245.25                    22848.17
  1996/04/30      34235.00                    23566.24
  1996/05/31      35157.07                    24430.62
  1996/06/30      34708.72                    24288.69
  1996/07/31      32602.34                    22705.87
  1996/08/31      33363.68                    23399.09
  1996/09/30      35605.41                    25051.88
  1996/10/31      35783.06                    25078.91
  1996/11/30      37906.36                    26846.78
  1996/12/31      36685.47                    26419.52
  1997/01/31      38862.87                    28156.33
  1997/02/28      37940.91                    27824.42
  1997/03/31      35807.23                    26277.93
  1997/04/30      37616.03                    27844.02
  1997/05/31      40250.20                    30029.85
  1997/06/30      41892.17                    31215.70
  1997/07/31      45044.40                    33865.40
  1997/08/31      43226.82                    32161.97
  1997/09/30      45685.39                    33845.49
  1997/10/31      43885.37                    32512.09
  1997/11/30      45139.98                    33670.55
  1997/12/31      45161.99                    34012.57
  1998/01/31      45742.62                    34887.67
  1998/02/28      49196.01                    37553.68
  1998/03/31      50863.50                    39057.97
  1998/04/30      51790.98                    39570.21
  1998/05/31      50419.49                    38284.25
  1998/06/30      53547.28                    40453.79
  1998/07/31      54593.16                    39910.17
  1998/08/31      45643.95                    33656.17
  1998/09/30      50281.36                    36304.21
  1998/10/31      53764.35                    39141.69
  1998/11/30      57464.41                    42123.38
  1998/12/31      62321.17                    45922.48
  1999/01/31      67308.68                    48572.17
  1999/02/28      63948.81                    46189.62
  1999/03/31      67397.68                    48566.69
  1999/04/30      67553.44                    48920.77
  1999/05/31      66574.40                    47534.49
  1999/06/30      70824.30                    50801.39
  1999/07/31      69800.77                    49189.15
  1999/08/31      70123.40                    49800.83
  1999/09/30      68677.10                    48890.11
  1999/10/31      72615.49                    52411.67
  1999/11/30      76843.15                    55419.59
IMATRL PRASUN   SHR__CHT 19991130 19991223 085623 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth - Class C on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have been $76,843 - a 668.43% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,420 - a 454.20% increase. Going forward, the fund will compare its performance to that of the Russell 3000 Growth Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Growth Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP GROWTH FUNDS AVERAGE ARE 45.45%, 208.48%, 415.05%, AND 45.45%, 24.90%, 17.55%, RESPECTIVELY; AND THE ONE YEAR,
FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP SUPERGROUP AVERAGE ARE 22.27%, 165.26%, 311.14%, AND 22.27%, 21.17%, 14.82%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Jennifer Uhrig)

An interview with Jennifer Uhrig, Portfolio Manager of Fidelity
Advisor Equity Growth Fund

Q. HOW DID THE FUND PERFORM, JENNIFER?

A. For the 12 months that ended November 30, 1999, the fund's Class A, Class T, Class B and Class C shares returned 34.67%, 34.44%, 33.69% and 33.72%, respectively. The Russell 3000 Growth Index returned 31.56% during the same period, while the growth funds average - as tracked by Lipper Inc. - returned 27.23%.

Q. WHAT FACTORS INFLUENCED THE FUND'S STRONG PERFORMANCE?

A. The fund benefited both from what it owned and didn't own. If you weren't in technology stocks during the period, chances are good that you didn't beat your benchmarks. Fortunately, the fund was well-represented in this area, particularly among mid-size technology stocks in the semiconductor and storage subsectors. Conversely, my decision to underweight consumer nondurables - such as Coca-Cola - provided a performance boost.

Q. IN TERMS OF TECHNOLOGY, CAN YOU PROVIDE A PLAY-BY-PLAY OF YOUR
STOCK PICKING STRATEGY?

A. Sure. As we entered the period, my focus was on semiconductor-related stocks. The economic recovery in Asia and continued strong demand in the U.S. and Europe - particularly in the communications area - led to a very good semiconductor market. Investments in KLA-Tencor, Teradyne and ASM Lithography - companies that supply equipment for semiconductor manufacturing - performed well. The fund no longer held KLA-Tencor nor Teradyne at the close of the period. In the second half of the period, I began to emphasize other areas of technology, including storage companies such as EMC, VERITAS Software, Legato Systems and Network Appliances. The amazing growth of the Internet has created huge demand for data storage, and these companies generated terrific returns. When people think of technology, the big fish in the pond - Microsoft, Intel, Cisco Systems
- tend to come to mind. While the fund had substantial positions in both Microsoft and Cisco at the end of the period, I was underweighted in these larger stocks relative to the index. Looking back, it was the superior performance of the fund's mid-cap technology names that made the technology sector a positive overall contributor during the period.

Q. WHAT OTHER STOCKS OR AREAS
PERFORMED WELL FOR THE FUND?

A. In keeping with the information age theme, the fund's exposure to wireless communications stocks helped tremendously. Investments in Nokia and Texas Instruments - which makes a digital chip that goes into most cell phones - performed well. Competitive local exchange carriers such as McLeod, Metromedia Fiber and NEXTLINK also fared nicely, as did cable TV-related positions such as Comcast and MediaOne, the latter of which announced it was being acquired by AT&T.

Q. WHICH STOCKS WOULD YOU CATEGORIZE AS DISAPPOINTMENTS?

A. Philip Morris continued to be a drag on performance, as the ongoing tobacco litigation gradually took its toll. Other disappointments included drug stock Eli Lilly - which suffered due to a slowdown in Prozac sales - and Avon, which had difficulty executing its business plan at the same time as its business weakened in Latin America. I sold off the fund's stake in Avon prior to the close of the period.

Q. DID THE FUND HAVE ANY EXPOSURE TO THE REVITALIZED JAPANESE MARKET?

A. It did. The fund's positions in Japanese brokerage houses such as Daiwa Securities, Nikko Securities and Nomura Securities panned out well, as did its stake in Softbank, a dominant, Internet-related venture capital firm. The strength in Japan has been driven by a modest recovery in the economy combined with increased restructuring efforts on the part of old-line Japanese companies. Companies are becoming more shareholder-oriented, slashing non-profitable businesses and working hard to become more efficient. It's a glacial effort, but at least it's underway. Additionally, demographics in Japan are positive as more people enter their prime saving years. This could be a big plus for the stock market.

Q. WHAT'S YOUR OUTLOOK?

A. The big question is how long the technology bubble can last. The tech stocks that performed best during the period were overpriced by historical measures, and it's very difficult to determine how long this will continue. Against this backdrop, my goal is to participate in technology where I can find relatively underappreciated ideas and emphasize relative values. One final note on Japan: It's important to remember that the market was very strong during the period as the economy showed signs of bottoming. Going forward, I think we'll see volatility in the market as the economy moves forward in fits and starts.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to achieve capital
appreciation by investing
primarily in common stock
of companies with
above-average growth
characteristics

START DATE: November 22,
1983

SIZE: as of November 30,
1999, more than $11.7 billion

MANAGER: Jennifer Uhrig,
since 1997; joined Fidelity
in 1987

JENNIFER UHRIG COVERS A
VARIETY OF TOPICS:

DRUG STOCKS: "Four of the fund's
top-10 holdings at the end of the
period fell into this group, but the
fund's overall weighting in drug stocks
was lighter than that of the index.
These stocks have done a bit better
recently, with the ongoing takeover
battle between Warner-Lambert and
Pfizer serving as a catalyst. While
product introductions this year were
not particularly exciting, and talk of
a Medicare drug benefit continues
to weigh on these stocks, this is still
a very good business with stable,
long-term growth."

FINANCE: "I've stayed away from
banks - mostly due to higher
interest rates - and instead have
favored stocks such as American
International Group, which could
benefit from strong insurance
trends in Asia, and American
Express, which has worked hard
to position itself as the credit card
of choice for Internet shoppers."

JAPAN: "Companies in Japan are
just beginning to offer incentives to
their executives. If the company
does well, they will do well. This
makes a huge difference. Another
positive trend concerns consumers
and their saving patterns. Many
consumers have their savings tied up
in low-yielding vehicles such as
CDs. When these come due,
consumers may well look to more
attractive, long-term strategies
such as stocks and mutual funds."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Cisco Systems, Inc.             3.5                      2.2

Microsoft Corp.                 3.0                      2.4

Warner-Lambert Co.              2.2                      2.5

Merck & Co., Inc.               2.1                      2.0

Eli Lilly & Co.                 2.0                      2.4

General Electric Co.            1.9                      0.9

Wal-Mart Stores, Inc.           1.9                      0.9

Intel Corp.                     1.8                      1.0

Bristol-Myers Squibb Co.        1.7                      1.9

Home Depot, Inc.                1.7                      0.7

                                21.8                     16.9

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

TECHNOLOGY                      32.7                     26.5

HEALTH                          14.8                     17.7

MEDIA & LEISURE                 10.0                     10.3

FINANCE                         9.7                      9.7

UTILITIES                       7.8                      6.4



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                     AS OF MAY 31, 1999 **

Stocks                          98.1%                         Stocks                              96.7%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 1.9%                         Net Other Assets                     3.3%

* FOREIGN INVESTMENTS           10.7%                         ** FOREIGN INVESTMENTS               5.9%

Row: 1, Col: 1, Value: 98.09999999999999                      Row: 1, Col: 1, Value: 96.7
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.9                                    Row: 1, Col: 8, Value: 3.3





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 98.1%

                                 SHARES                      VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.5%

Boeing Co.                        676,020                    $ 27,590

United Technologies Corp.         595,600                     33,651

                                                              61,241

BASIC INDUSTRIES - 2.2%

CHEMICALS & PLASTICS - 0.9%

Cytec Industries, Inc. (a)        783,600                     18,366

Great Lakes Chemical Corp.        617,700                     20,500

Monsanto Co.                      568,500                     23,984

NOVA Chemicals Corp.              1,418,700                   29,344

Solutia, Inc.                     702,900                     10,544

                                                              102,738

IRON & STEEL - 0.1%

Nucor Corp.                       220,700                     11,132

METALS & MINING - 1.0%

Alcoa, Inc.                       692,700                     45,372

CommScope, Inc. (a)               833,000                     35,090

Falconbridge Ltd.                 418,800                     6,461

Inco Ltd.                         1,594,700                   29,199

                                                              116,122

PACKAGING & CONTAINERS - 0.2%

Owens-Illinois, Inc. (a)          1,052,100                   25,185

TOTAL BASIC INDUSTRIES                                        255,177

CONSTRUCTION & REAL ESTATE -
0.1%

ENGINEERING - 0.1%

Stolt Comex Seaway SA (a)         705,500                     8,290

Stolt Comex Seaway SA Class A     144,300                     1,732
sponsored ADR (a)

                                                              10,022

DURABLES - 0.4%

CONSUMER ELECTRONICS - 0.4%

Sony Corp.                        235,200                     43,321

ENERGY - 3.6%

ENERGY SERVICES - 1.4%

Baker Hughes, Inc.                784,630                     19,812

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

ENERGY SERVICES - CONTINUED

BJ Services Co. (a)               412,300                    $ 14,379

Coflexip SA sponsored ADR         672,600                     27,156

Halliburton Co.                   1,090,100                   42,173

Schlumberger Ltd.                 156,200                     9,382

Smith International, Inc. (a)     574,000                     22,888

Weatherford International,        886,500                     30,972
Inc. (a)

                                                              166,762

OIL & GAS - 2.2%

Apache Corp.                      487,000                     17,441

Exxon Corp.                       1,296,600                   102,837

Newfield Exploration Co. (a)      1,113,500                   28,742

Noble Affiliates, Inc.            1,060,300                   23,327

Sunoco, Inc.                      896,300                     22,912

Tosco Corp.                       1,193,600                   32,302

USX-Marathon Group                664,800                     17,576

Vastar Resources, Inc.            194,800                     10,909

                                                              256,046

TOTAL ENERGY                                                  422,808

FINANCE - 9.7%

BANKS - 1.0%

Bank of Ireland, Inc.             1,310,373                   10,809

Chase Manhattan Corp.             608,300                     46,991

Mitsui Trust & Banking Co.        8,410,000                   25,967
Ltd.

U.S. Bancorp                      817,800                     27,959

                                                              111,726

CREDIT & OTHER FINANCE - 1.8%

American Express Co.              637,504                     96,462

Associates First Capital          1,074,000                   35,711
Corp. Class A

Citigroup, Inc.                   858,800                     46,268

Household International, Inc.     900,890                     35,641

                                                              214,082

FEDERAL SPONSORED CREDIT - 2.3%

Fannie Mae                        2,941,500                   195,977

Freddie Mac                       1,476,800                   72,917

                                                              268,894

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - 2.8%

AFLAC, Inc.                       436,000                    $ 20,874

Allmerica Financial Corp.         476,600                     26,302

Ambac Financial Group, Inc.       406,000                     22,127

American International Group,     1,489,212                   153,761
Inc.

CIGNA Corp.                       687,900                     56,580

Xl Capital Ltd.                   962,600                     49,093

                                                              328,737

SECURITIES INDUSTRY - 1.8%

Charles Schwab Corp.              1,413,900                   53,640

Daiwa Securities Co. Ltd.         3,834,000                   54,793

Nikko Securities Co. Ltd.         3,865,000                   48,114

Nomura Securities Co. Ltd.        3,204,000                   57,158

                                                              213,705

TOTAL FINANCE                                                 1,137,144

HEALTH - 14.8%

DRUGS & PHARMACEUTICALS - 13.3%

American Home Products Corp.      1,465,600                   76,211

Amgen, Inc. (a)                   1,393,100                   63,473

Biogen, Inc. (a)                  632,200                     46,190

Bristol-Myers Squibb Co.          2,732,200                   199,621

Chiron Corp. (a)                  1,094,400                   35,910

Elan Corp. PLC sponsored ADR      1,777,880                   48,669
(a)

Eli Lilly & Co.                   3,224,400                   231,351

Genentech, Inc.                   581,800                     49,962

Genzyme Corp. - General           981,300                     35,327
Division

Medimmune, Inc. (a)               179,600                     21,586

Merck & Co., Inc.                 3,178,400                   249,504

Millennium Pharmaceuticals,       121,500                     11,827
Inc. (a)

PE Corp. - Celera Genomics        139,550                     8,547
Group (a)

Pfizer, Inc.                      3,495,800                   126,504

Quintiles Transnational Corp.     698,200                     15,404
(a)

Schering-Plough Corp.             1,490,400                   76,197

Takeda Chemical Industries        251,000                     14,811
Ltd.

Warner-Lambert Co.                2,823,400                   253,224

XOMA Ltd. (a)                     52                          0

                                                              1,564,318

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- 1.3%

Johnson & Johnson                 1,227,700                  $ 127,374

McKesson HBOC, Inc.               888,110                     20,760

                                                              148,134

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Columbia/HCA Healthcare Corp.     537,800                     14,655

Health Management Associates,     574,275                     7,071
Inc. Class A (a)

HEALTHSOUTH Corp. (a)             1,091,000                   6,205

                                                              27,931

TOTAL HEALTH                                                  1,740,383

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.5%

ELECTRICAL EQUIPMENT - 3.2%

General Electric Co.              1,711,400                   222,482

L. M. Ericsson Telefon AB         1,724,300                   83,090
sponsored ADR

Mitsubishi Electric Corp.         7,319,000                   43,475

Omnipoint Corp. (a)               314,400                     25,466

                                                              374,513

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

ASM Lithography Holding NV (a)    426,700                     39,950

TOTAL INDUSTRIAL MACHINERY &                                  414,463
EQUIPMENT

MEDIA & LEISURE - 10.0%

BROADCASTING - 6.3%

AT&T Corp. - Liberty Media        864,060                     36,129
Group Class A (a)

Cablevision Systems Corp.         659,800                     45,238
Class A (a)

CBS Corp. (a)                     1,739,834                   90,471

Clear Channel Communications,     458,400                     36,844
Inc. (a)

Comcast Corp. Class A             2,546,900                   115,088
(special)

Cox Communications, Inc.          1,658,500                   77,950
Class A (a)

MediaOne Group, Inc.              1,754,200                   139,020

NTL, Inc. (a)                     399,000                     36,384

Time Warner, Inc.                 1,641,598                   101,266

UnitedGlobalCom, Inc. (a)         406,000                     42,300

USA Networks, Inc. (a)            509,500                     20,380

                                                              741,070

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - 0.4%

Royal Carribean Cruises Ltd.      435,400                    $ 21,498

Walt Disney Co.                   1,045,700                   29,149

                                                              50,647

LEISURE DURABLES & TOYS - 0.3%

Harley-Davidson, Inc.             508,500                     31,019

PUBLISHING - 0.2%

Reader's Digest Association,      662,760                     19,220
Inc. Class A (non-vtg.)

RESTAURANTS - 2.8%

Brinker International, Inc.       1,299,100                   29,392
(a)

Darden Restaurants, Inc.          1,624,600                   28,938

McDonald's Corp.                  3,620,200                   162,909

Outback Steakhouse, Inc. (a)      1,137,500                   26,802

Papa John's International,        209,300                     7,515
Inc. (a)

Tricon Global Restaurants,        1,271,880                   52,783
Inc. (a)

Wendy's International, Inc.       835,900                     18,442

                                                              326,781

TOTAL MEDIA & LEISURE                                         1,168,737

NONDURABLES - 3.7%

BEVERAGES - 0.3%

The Coca-Cola Co.                 447,300                     30,109

FOODS - 0.7%

American Italian Pasta Co.        465,100                     13,982
Class A (a)

Bestfoods                         636,100                     34,866

Keebler Foods Co. (a)             551,500                     15,201

Nabisco Holdings Corp. Class A    737,900                     24,581

                                                              88,630

HOUSEHOLD PRODUCTS - 1.7%

Gillette Co.                      1,820,700                   73,169

Procter & Gamble Co.              1,132,600                   122,321

                                                              195,490

TOBACCO - 1.0%

Philip Morris Companies, Inc.     4,676,500                   123,050

TOTAL NONDURABLES                                             437,279

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

PRECIOUS METALS - 0.6%

Barrick Gold Corp.                1,038,800                  $ 18,668

Homestake Mining Co.              1,629,400                   13,443

Newmont Mining Corp.              1,066,300                   25,258

Placer Dome, Inc.                 1,033,000                   11,734

                                                              69,103

RETAIL & WHOLESALE - 7.4%

APPAREL STORES - 0.3%

Abercrombie & Fitch Co. Class     275,890                     8,932
A (a)

TJX Companies, Inc.               897,300                     23,498

                                                              32,430

DRUG STORES - 0.7%

CVS Corp.                         799,254                     31,720

Walgreen Co.                      1,687,500                   49,148

                                                              80,868

GENERAL MERCHANDISE STORES -
3.4%

Dayton Hudson Corp.               1,325,050                   93,499

Federated Department Stores,      697,600                     32,831
Inc. (a)

Nordstrom, Inc.                   1,794,400                   49,907

Wal-Mart Stores, Inc.             3,825,000                   220,416

                                                              396,653

GROCERY STORES - 0.4%

Safeway, Inc. (a)                 1,462,000                   53,911

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.6%

Best Buy Co., Inc. (a)            559,400                     34,963

Home Depot, Inc.                  2,512,300                   198,629

Lowe's Companies, Inc.            698,200                     34,779

Tiffany & Co., Inc.               476,100                     36,898

                                                              305,269

TOTAL RETAIL & WHOLESALE                                      869,131

SERVICES - 0.1%

Gartner Group, Inc. Class B       164,151                     1,816
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

SERVICES - CONTINUED

GetThere.com, Inc.                211,700                    $ 5,385

Profit Recovery Group             114,200                     4,231
International, Inc. (a)

                                                              11,432

TECHNOLOGY - 32.7%

COMMUNICATIONS EQUIPMENT - 6.6%

ADC Telecommunications, Inc.      766,200                     40,848
(a)

Advanced Fibre                    792,700                     22,047
Communications, Inc. (a)

Aspect Telecommunications         189,600                     6,257
Corp. (a)

Cisco Systems, Inc. (a)           4,649,150                   414,638

Ditech Communications Corp.       103,500                     10,712

Lucent Technologies, Inc.         1,564,792                   114,328

Nokia AB sponsored ADR            380,200                     52,539

Nortel Networks Corp.             869,500                     63,977

Tellabs, Inc. (a)                 758,400                     49,201

                                                              774,547

COMPUTER SERVICES & SOFTWARE
- 11.7%

Adobe Systems, Inc.               466,400                     32,036

Aspect Development, Inc. (a)      121,300                     5,792

Automatic Data Processing,        1,203,700                   59,433
Inc.

BEA Systems, Inc. (a)             110,400                     8,970

BMC Software, Inc. (a)            628,500                     45,763

Cadence Design Systems, Inc.      1,031,400                   18,307
(a)

Citrix Systems, Inc. (a)          666,700                     63,253

Compuware Corp. (a)               866,400                     29,295

Concentric Network Corp. (a)      622,700                     17,708

DST Systems, Inc. (a)             249,300                     15,690

Electronic Arts, Inc. (a)         648,100                     67,969

Electronic Data Systems Corp.     1,080,600                   69,496

Electronics for Imaging, Inc.     773,000                     34,447
(a)

Exodus Communications, Inc.       452,600                     48,796
(a)

First Data Corp.                  951,400                     41,148

IMS Health, Inc.                  671,100                     15,813

Inktomi Corp. (a)                 42,100                      5,434

InsWeb Corp.                      129,700                     3,810

Intertrust Technologies Corp.     240,600                     30,932

Intuit, Inc. (a)                  1,240,000                   62,000

Legato Systems, Inc. (a)          843,000                     56,929

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Microsoft Corp. (a)               3,878,800                  $ 353,153

New Era of Networks, Inc. (a)     270,000                     12,994

Oracle Corp. (a)                  757,650                     51,378

Redback Networks, Inc.            164,300                     22,992

SAP AG sponsored ADR              84,300                      2,829

Siebel Systems, Inc. (a)          250,800                     17,587

Synopsys, Inc. (a)                389,500                     28,190

Verio, Inc. (a)                   1,095,300                   39,362

VERITAS Software Corp. (a)        629,800                     57,666

Yahoo!, Inc. (a)                  233,100                     49,592

                                                              1,368,764

COMPUTERS & OFFICE EQUIPMENT
- 7.1%

Adaptec, Inc. (a)                 678,600                     36,560

CDW Computer Centers, Inc. (a)    868,200                     61,045

Comverse Technology, Inc. (a)     340,000                     41,098

Crossroads Systems, Inc.          151,300                     13,343

Dell Computer Corp. (a)           1,395,400                   60,002

EMC Corp. (a)                     1,770,482                   147,946

Gateway, Inc. (a)                 734,800                     56,120

Hewlett-Packard Co.               798,900                     75,796

International Business            1,051,100                   108,329
Machines Corp.

Network Appliance, Inc. (a)       510,300                     60,056

Pitney Bowes, Inc.                678,200                     32,511

Ricoh Co. Ltd.                    552,000                     10,226

SCI Systems, Inc. (a)             195,600                     13,276

Softbank Corp.                    92,600                      66,895

Sun Microsystems, Inc. (a)        398,700                     52,728

                                                              835,931

ELECTRONIC INSTRUMENTS - 0.5%

PE Corp. - Biosystems Group       558,200                     45,563

Waters Corp. (a)                  155,400                     7,615

                                                              53,178

ELECTRONICS - 6.8%

Altera Corp. (a)                  571,600                     30,795

C-Cube Microsystems, Inc. (a)     190,000                     8,505

Celestica, Inc. (sub. vtg.)       713,600                     49,361
(a)

Chartered Semiconduct             716,200                     38,138
Manufacturing Ltd. ADR

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Epcos AG                          127,500                    $ 7,977

Harmonic, Inc. (a)                198,200                     11,917

Intel Corp.                       2,747,300                   210,684

Linear Technology Corp.           503,600                     35,787

Micron Technology, Inc. (a)       509,700                     34,214

Motorola, Inc.                    1,056,500                   120,705

Solectron Corp. (a)               353,800                     29,144

Taiwan Semiconductor              921,636                     33,006
Manufacturing Co. Ltd.
sponsored ADR (a)

Texas Instruments, Inc.           1,615,100                   155,151

Vitesse Semiconductor Corp.       728,700                     32,837
(a)

                                                              798,221

TOTAL TECHNOLOGY                                              3,830,641

TRANSPORTATION - 1.0%

AIR TRANSPORTATION - 0.1%

Preview Travel, Inc. (a)          302,100                     14,085

RAILROADS - 0.9%

Burlington Northern Santa Fe      952,400                     27,620
Corp.

Canadian National Railway Co.     1,181,400                   34,931

Union Pacific Corp.               729,700                     34,342

Wisconsin Central                 678,900                     9,526
Transportation Corp. (a)

                                                              106,419

TOTAL TRANSPORTATION                                          120,504

UTILITIES - 7.8%

CELLULAR - 2.1%

Aerial Communications, Inc.       222,100                     9,176
(a)

China Telecom (Hong Kong)         348,400                     36,626
Ltd. sponsored ADR (a)

Mannesmann AG (Reg.)              264,000                     55,675

Nextel Communications, Inc.       426,300                     42,257
Class A (a)

Sprint Corp. Series 1 - PCS       520,800                     47,783
Group

Vodafone AirTouch PLC             1,180,350                   55,698
sponsored ADR

                                                              247,215

ELECTRIC UTILITY - 0.8%

AES Corp. (a)                     688,000                     39,861

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

Calpine Corp. (a)                 390,200                    $ 23,022

Tokyo Electric Power Co.          1,170,200                   32,977

                                                              95,860

TELEPHONE SERVICES - 4.9%

AT&T Corp.                        2,504,111                   139,917

DDI Corp.                         3,978                       54,979

iBasis, Inc.                      302,000                     10,230

MCI WorldCom, Inc. (a)            1,893,180                   156,542

McLeodUSA, Inc. Class A (a)       1,188,600                   51,110

Metromedia Fiber Network,         1,192,500                   46,209
Inc. Class A (a)

NEXTLINK Communications, Inc.     711,300                     35,565
Class A (a)

Sprint Corp. - FON Group          547,600                     37,990

Time Warner Telecom, Inc.         376,200                     10,933

WinStar Communications, Inc.      587,700                     29,826
(a)

                                                              573,301

TOTAL UTILITIES                                               916,376

TOTAL COMMON STOCKS                                        11,507,762
(Cost $8,253,847)

CASH EQUIVALENTS - 3.2%



Central Cash Collateral Fund,     93,895,800                  93,896
5.69% (b)

Taxable Central Cash Fund,        283,704,925                 283,705
5.34% (b)

TOTAL CASH EQUIVALENTS                                        377,601
(Cost $377,601)

TOTAL INVESTMENT PORTFOLIO -                                  11,885,363
101.3%
(Cost $8,631,448)

NET OTHER ASSETS - (1.3)%                                     (154,293)

NET ASSETS - 100%                                           $ 11,731,070


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America      89.3%

Japan                          4.0

Canada                         2.0

Others (individually less      4.7
than 1%)

                            100.0%

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $8,673,097,000. Net unrealized appreciation aggregated $3,212,266,000, of which $3,554,432,000 related to appreciated investment securities and $342,166,000 related to depreciated investment securities.

The fund hereby designates approximately $666,420,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS
                                     NOVEMBER 30, 1999

ASSETS

Investment in securities, at              $ 11,885,363
value (cost $8,631,448) -
See accompanying schedule

Cash                                       162

Receivable for investments                 73,479
sold

Receivable for fund shares                 29,010
sold

Dividends receivable                       6,908

Interest receivable                        1,818

Other receivables                          1,151

 TOTAL ASSETS                              11,997,891

LIABILITIES

Payable for investments        $ 137,353
purchased

Payable for fund shares         22,587
redeemed

Accrued management fee          5,483

Distribution fees payable       4,792

Other payables and accrued      2,710
expenses

Collateral on securities        93,896
loaned, at value

 TOTAL LIABILITIES                         266,821

NET ASSETS                                $ 11,731,070

Net Assets consist of:

Paid in capital                           $ 7,420,194

Accumulated undistributed net              1,056,963
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                3,253,913
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                $ 11,731,070

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)
                          NOVEMBER 30, 1999

CALCULATION OF MAXIMUM               $69.26
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share   ($403,179
(divided by) 5,821.50 shares)

Maximum offering price per           $73.49
share (100/94.25 of $69.26)

CLASS T: NET ASSET VALUE and         $69.95
redemption price per share
($8,047,357 (divided by)
115,049 shares)

Maximum offering price per           $72.49
share (100/96.50 of $69.95)

CLASS B: NET ASSET VALUE and         $68.19
offering price per share
($1,396,255 (divided by)
20,477 shares) A

CLASS C: NET ASSET VALUE and         $69.07
offering price per share
($436,450 (divided by) 6,319
shares) A

INSTITUTIONAL CLASS: NET             $71.49
ASSET VALUE, offering price
and redemption price   per
share ($1,447,829 (divided
by) 20,251 shares)

REDEMPTION PRICE PER SHARE IS EQUEL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGES.

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS          YEAR
                              ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                            $ 59,008
Dividends

Interest                                      18,446

Security lending                              168

 TOTAL INCOME                                 77,622

EXPENSES

Management fee                   $ 52,943

Transfer agent fees               17,249

Distribution fees                 43,632

Accounting and security           958
lending fees

Non-interested trustees'          39
compensation

Custodian fees and expenses       222

Registration fees                 1,253

Audit                             55

Interest                          4

 Total expenses before            116,355
reductions

 Expense reductions               (1,028)     115,327

NET INVESTMENT INCOME (LOSS)                  (37,705)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,147,442

 Foreign currency transactions    459         1,147,901

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,476,100

 Assets and liabilities in        (21)        1,476,079
foreign currencies

NET GAIN (LOSS)                               2,623,980

NET INCREASE (DECREASE) IN                   $ 2,586,275
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (37,705)                    $ (19,703)
income (loss)

 Net realized gain (loss)       1,147,901                     920,930

 Change in net unrealized       1,476,079                     544,677
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     2,586,275                     1,445,904
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   -                             (1,050)
From net investment income

 From net realized gain         (801,608)                     (622,707)

 TOTAL DISTRIBUTIONS            (801,608)                     (623,757)

Share transactions - net        3,208,668                     576,380
increase (decrease)

  TOTAL INCREASE (DECREASE)     4,993,335                     1,398,527
IN NET ASSETS

NET ASSETS

 Beginning of period            6,737,735                     5,339,208

 End of period                 $ 11,731,070                  $ 6,737,735


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999      1998      1997      1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 58.14   $ 51.69   $ 44.80   $ 39.47
period

Income from Investment
Operations

Net investment income (loss) E    (.14)     (.13)     (.06)     .04

Net realized and unrealized       18.28     12.76     8.54      5.29
gain (loss)

Total from investment             18.14     12.63     8.48      5.33
operations

Less Distributions

From net investment income        -         (.03)     (.36)     -

From net realized gain            (7.02)    (6.15)    (1.23)    -

Total distributions               (7.02)    (6.18)    (1.59)    -

Net asset value, end of period   $ 69.26   $ 58.14   $ 51.69   $ 44.80

TOTAL RETURN B, C                 34.67%    28.21%    19.73%    13.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 403     $ 92      $ 29      $ 4
millions)

Ratio of expenses to average      1.09%     1.12%     1.32% G   1.52% A, D, G
net assets

Ratio of expenses to average      1.08% H   1.10% H   1.30% H   1.50% A, H
net assets after expense
reductions

Ratio of net investment           (.23)%    (.26)%    (.12)%    .38% A
income (loss) to average net
assets

Portfolio turnover                82%       122%      108%      76%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999      1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 58.59   $ 51.97   $ 44.81   $ 39.83   $ 28.52
of period

Income from Investment
Operations

Net investment income (loss)      (.27) C   (.21) C   (.04) C   .22 C     .06

Net realized and unrealized       18.49     12.87     8.60      6.90      11.54
gain (loss)

Total from investment             18.22     12.66     8.56      7.12      11.60
operations

Less Distributions

From net investment income        -         -         (.17)     (.03)     (.08)

From net realized gain            (6.86)    (6.04)    (1.23)    (2.11)    (.16)

In excess of net realized gain    -         -         -         -         (.05)

 Total distributions              (6.86)    (6.04)    (1.40)    (2.14)    (.29)

Net asset value, end of period   $ 69.95   $ 58.59   $ 51.97   $ 44.81   $ 39.83

TOTAL RETURN A, B                 34.44%    28.00%    19.81%    19.00%    41.11%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 8,047   $ 5,187   $ 4,206   $ 3,537   $ 2,051
(in millions)

Ratio of expenses to average      1.29%     1.29%     1.31% D   1.36%     1.55%
net assets

Ratio of expenses to average      1.28% E   1.27% E   1.29% E   1.34% E   1.54% E
net assets after expense
reductions

Ratio of net investment           (.43)%    (.41)%    (.08)%    .54%      .21%
income (loss) to average net
assets

Portfolio turnover                82%       122%      108%      76%       97%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 57.50   $ 51.41   $ 41.81
period

Income from Investment
Operations

Net investment income (loss) D    (.60)     (.52)     (.32)

Net realized and unrealized       18.08     12.68     9.95
gain (loss)

Total from investment             17.48     12.16     9.63
operations

Less Distributions

From net realized gain            (6.79)    (6.07)    (.03)

Net asset value, end of period   $ 68.19   $ 57.50   $ 51.41

TOTAL RETURN B, C                 33.69%    27.27%    23.05%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 1,396   $ 307     $ 71
millions)

Ratio of expenses to average      1.85%     1.88%     1.93% A, F
net assets

Ratio of expenses to average      1.84% G   1.85% G   1.90% A, G
net assets after  expense
reductions

Ratio of net investment           (.98)%    (1.01)%   (.73)% A
income (loss) to average
net assets

Portfolio turnover                82%       122%      108%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 58.24   $ 51.95   $ 51.84
period

Income from Investment
Operations

Net investment income (loss) D    (.60)     (.54)     (.02)

Net realized and unrealized       18.32     12.87     .13
gain (loss)

Total from investment             17.72     12.33     .11
operations

Less Distributions

From net realized gain            (6.89)    (6.04)    -

Net asset value, end of period   $ 69.07   $ 58.24   $ 51.95

TOTAL RETURN B, C                 33.72%    27.30%    0.21%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 436     $ 64      $ 1
millions)

Ratio of expenses to average      1.82%     1.89%     1.95% A, F
net assets

Ratio of expenses to average      1.81% G   1.86% G   1.89% A, G
net assets after  expense
reductions

Ratio of net investment           (.96)%    (1.03)%   (.82)% A
income (loss) to average
net assets

Portfolio turnover                82%       122%      108%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999       1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 59.71    $ 52.86  $ 45.52  $ 40.39  $ 28.90
period

Income from Investment
Operations

Net investment income             .05 B      .06 B    .22 B    .45 B    .28

Net realized and unrealized       18.86      13.08    8.72     7.00     11.69
gain (loss)

Total from investment             18.91      13.14    8.94     7.45     11.97
operations

Less Distributions

From net investment income        - D        (.05)    (.37)    (.21)    (.27)

From net realized gain            (7.13) D   (6.24)   (1.23)   (2.11)   (.16)

In excess of net realized gain    -          -        -        -        (.05)

Total distributions               (7.13)     (6.29)   (1.60)   (2.32)   (.48)

Net asset value, end of period   $ 71.49    $ 59.71  $ 52.86  $ 45.52  $ 40.39

TOTAL RETURN A                    35.16%     28.67%   20.46%   19.68%   42.15%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,448    $ 1,088  $ 1,032  $ 1,324  $ 791
(in millions)

Ratio of expenses to average      .78%       .76%     .77%     .79%     .83%
net assets

Ratio of expenses to average      .77% C     .74% C   .75% C   .77% C   .83%
net assets after expense
reductions

Ratio of net investment           .08%       .12%     .46%     1.11%    .92%
income to average net assets

Portfolio turnover                82%        122%     108%     76%      97%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. D THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies

2. OPERATING POLICIES - CONTINUED

CENTRAL CASH FUNDS - CONTINUED

and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $9,849,575,000 and $7,199,703,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee.

4. FEES AND OTHER TRANSACTIONS - CONTINUED

DISTRIBUTION AND SERVICE PLAN - CONTINUED

A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC   RETAINED BY FDC

CLASS A   $ 590,000     $ -

CLASS T    32,968,000    176,000

CLASS B    7,865,000     5,902,000

CLASS C    2,209,000     1,761,000

          $ 43,632,000  $ 7,839,000



SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 2,971,000  $ 1,533,000

CLASS T    4,876,000    1,876,000

CLASS B    1,664,000    1,664,000*

CLASS C    122,000      122,000*

          $ 9,633,000  $ 5,195,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT        % OF AVERAGE NET ASSETS

CLASS A                $ 558,000     .24

CLASS T                 12,147,000   .18

CLASS B                 1,909,000    .24

CLASS C                 487,000      .22

INSTITUTIONAL CLASS     2,148,000    .17

                       $ 17,249,000

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $778,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $100,476,000. The fund received cash collateral of $93,896,000 which was invested in cash equivalents, and U.S. Treasury obligations valued at $11,070,000.

6. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $6,805,000. The weighted average interest rate was 5.0%.

7. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,021,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $6,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS A   $ 1,000

8. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

AMOUNTS IN THOUSANDS        YEARS ENDED NOVEMBER 30,

                            1999                      1998

FROM NET INVESTMENT INCOME

Class A                     $ -                       $ 15

Class T                      -                         -

Class B                      -                         -

Class C                      -                         -

Institutional Class          -                         1,035

Total                       $ -                       $ 1,050

FROM NET REALIZED GAIN

Class A                     $ 11,749                  $ 3,543

Class T                      611,659                   488,378

Class B                      38,743                    9,146

Class C                      8,557                     223

Institutional Class          130,900                   121,417

Total                       $ 801,608                 $ 622,707

9. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

AMOUNTS IN THOUSANDS            1999                     1998                     1999                     1998



CLASS A Shares sold              5,209                    1,200                   $ 322,503                $ 61,899

Reinvestment of distributions    208                      77                       11,343                   3,416

Shares redeemed                  (1,170)                  (254)                    (74,185)                 (13,114)

Net increase (decrease)          4,247                    1,023                   $ 259,661                $ 52,201

CLASS T Shares sold              46,663                   26,408                  $ 2,907,843              $ 1,365,162

Reinvestment of distributions    10,473                   10,178                   576,282                  457,907

Shares redeemed                  (30,625)                 (28,971)                 (1,896,299)              (1,483,407)

Net increase (decrease)          26,511                   7,615                   $ 1,587,826              $ 339,662

CLASS B Shares sold              16,064                   4,256                   $ 981,876                $ 218,844

Reinvestment of distributions    665                      193                      35,866                   8,586

Shares redeemed                  (1,585)                  (507)                    (97,048)                 (25,743)

Net increase (decrease)          15,144                   3,942                   $ 920,694                $ 201,687

CLASS C Shares sold              7,096                    1,458                   $ 441,106                $ 75,711

Reinvestment of distributions    141                      4                        7,730                    187

Shares redeemed                  (2,021)                  (377)                    (125,985)                (19,681)

Net increase (decrease)          5,216                    1,085                   $ 322,851                $ 56,217

INSTITUTIONAL CLASS Shares       6,381                    6,340                   $ 402,507                $ 327,822
sold

Reinvestment of distributions    1,855                    1,960                    103,777                  89,402

Shares redeemed                  (6,204)                  (9,614)                  (388,648)                (490,611)

Net increase (decrease)          2,032                    (1,314)                 $ 117,636                $ (73,387)


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Equity Growth Fund as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the four-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
             PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Class A      12/20/99 12/17/99    -         $5.22
             01/10/00 01/07/00    -         $.44
Class T      12/20/99 12/17/99    -         $5.03
             01/10/00 01/07/00    -         $.44
Class B      12/20/99 12/17/99    -         $4.92
             01/10/00 01/07/00    -         $.44
Class C      12/20/99 12/17/99    -         $4.97
             01/10/00 01/07/00    -         $.44

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 21%, 23%, 24% and 22% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
 Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Jennifer Uhrig, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN

The Chase Manhattan Bank
New York, NY

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUND
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
EQUITY GROWTH
FUND - INSTITUTIONAL CLASS

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     6   The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            9   A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   10  A complete list of the fund's
                                  investments with their
                                  market value.

FINANCIAL STATEMENTS          21  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets, as
                                  well as financial highlights.

NOTES                         30  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  39  The auditors' opinion.

DISTRIBUTIONS                 40

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR EQUITY GROWTH FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY (REGISTERED               35.16%       256.38%       718.60%
TRADEMARK) ADV EQUITY GROWTH
- INST CL

Russell 3000 (registered           31.56%       255.25%       454.20%
trademark) Growth

S&P 500  (registered trademark)    20.90%       236.51%       415.33%

Growth Funds Average               27.23%       187.58%       344.65%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of U.S. domiciled growth-oriented stocks, and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on Page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY GROWTH -  35.16%       28.94%        23.40%
INST CL

Russell 3000 Growth           31.56%       28.86%        18.68%

S&P 500                       20.90%       27.47%        17.82%

Growth Funds Average          27.23%       22.97%        15.68%

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Equity Growth -CL I      Russell 3000 Growth
             00086                       RS007
  1989/11/30      10000.00                    10000.00
  1989/12/31      10294.44                    10181.57
  1990/01/31       9349.57                     9346.96
  1990/02/28       9726.20                     9432.81
  1990/03/31      10294.44                     9812.40
  1990/04/30      10089.61                     9672.84
  1990/05/31      11523.43                    10668.20
  1990/06/30      11622.54                    10779.81
  1990/07/31      11292.17                    10658.70
  1990/08/31       9851.74                     9607.63
  1990/09/30       9039.02                     9068.76
  1990/10/31       9151.35                     9076.79
  1990/11/30      10274.62                     9699.15
  1990/12/31      11008.05                    10048.04
  1991/01/31      12607.06                    10584.17
  1991/02/28      13743.54                    11444.36
  1991/03/31      15091.47                    11914.73
  1991/04/30      15038.61                    11854.08
  1991/05/31      15824.90                    12385.10
  1991/06/30      14510.01                    11783.03
  1991/07/31      15686.14                    12409.76
  1991/08/31      16531.90                    12831.18
  1991/09/30      16571.54                    12630.97
  1991/10/31      16617.79                    12847.07
  1991/11/30      16042.94                    12499.45
  1991/12/31      18131.10                    14233.52
  1992/01/31      18638.79                    13970.66
  1992/02/29      18734.60                    13999.89
  1992/03/31      17850.20                    13591.26
  1992/04/30      17481.70                    13635.65
  1992/05/31      17400.62                    13728.45
  1992/06/30      16825.76                    13353.06
  1992/07/31      17415.36                    13939.98
  1992/08/31      16995.27                    13746.35
  1992/09/30      17312.18                    13919.70
  1992/10/31      18226.07                    14151.32
  1992/11/30      19434.75                    14812.03
  1992/12/31      19969.17                    14976.80
  1993/01/31      20527.45                    14829.57
  1993/02/28      20007.29                    14554.84
  1993/03/31      20640.53                    14841.63
  1993/04/30      20308.84                    14256.36
  1993/05/31      21499.93                    14780.43
  1993/06/30      21590.39                    14657.13
  1993/07/31      21228.54                    14428.25
  1993/08/31      22020.08                    15027.95
  1993/09/30      22683.48                    14967.12
  1993/10/31      22969.94                    15384.88
  1993/11/30      22419.63                    15236.92
  1993/12/31      23106.14                    15529.92
  1994/01/31      23939.86                    15893.61
  1994/02/28      23749.11                    15623.81
  1994/03/31      22787.38                    14850.03
  1994/04/30      23049.67                    14916.34
  1994/05/31      22922.50                    15091.52
  1994/06/30      21928.98                    14628.45
  1994/07/31      22413.81                    15100.10
  1994/08/31      23439.13                    15967.59
  1994/09/30      22970.19                    15777.44
  1994/10/31      23733.21                    16129.26
  1994/11/30      22970.19                    15600.07
  1994/12/31      23096.20                    15872.06
  1995/01/31      22902.19                    16144.05
  1995/02/28      23799.52                    16827.41
  1995/03/31      24713.02                    17319.71
  1995/04/30      25788.20                    17686.87
  1995/05/31      26701.70                    18266.84
  1995/06/30      28746.97                    19024.73
  1995/07/31      30905.42                    19885.28
  1995/08/31      31236.87                    19930.40
  1995/09/30      32134.20                    20795.34
  1995/10/31      31988.69                    20702.18
  1995/11/30      32651.58                    21517.61
  1995/12/31      32361.56                    21676.17
  1996/01/31      33136.95                    22309.84
  1996/02/29      33892.40                    22777.29
  1996/03/31      34141.36                    22848.17
  1996/04/30      35180.11                    23566.24
  1996/05/31      36141.59                    24430.62
  1996/06/30      35695.19                    24288.69
  1996/07/31      33540.43                    22705.87
  1996/08/31      34338.81                    23399.09
  1996/09/30      36665.26                    25051.88
  1996/10/31      36862.71                    25078.91
  1996/11/30      39077.56                    26846.78
  1996/12/31      37828.49                    26419.52
  1997/01/31      40116.88                    28156.33
  1997/02/28      39217.48                    27824.42
  1997/03/31      37053.57                    26277.93
  1997/04/30      38959.24                    27844.02
  1997/05/31      41737.59                    30029.85
  1997/06/30      43465.15                    31215.70
  1997/07/31      46786.71                    33865.40
  1997/08/31      44961.19                    32161.97
  1997/09/30      47552.53                    33845.49
  1997/10/31      45718.11                    32512.09
  1997/11/30      47071.66                    33670.55
  1997/12/31      47138.75                    34012.57
  1998/01/31      47755.97                    34887.67
  1998/02/28      51407.66                    37553.68
  1998/03/31      53203.08                    39057.97
  1998/04/30      54227.58                    39570.21
  1998/05/31      52837.91                    38284.25
  1998/06/30      56175.14                    40453.79
  1998/07/31      57321.37                    39910.17
  1998/08/31      47968.99                    33656.17
  1998/09/30      52898.77                    36304.21
  1998/10/31      56611.32                    39141.69
  1998/11/30      60567.31                    42123.38
  1998/12/31      65746.16                    45922.48
  1999/01/31      71085.17                    48572.17
  1999/02/28      67592.75                    46189.62
  1999/03/31      71302.74                    48566.69
  1999/04/30      71543.20                    48920.77
  1999/05/31      70558.45                    47534.49
  1999/06/30      75115.78                    50801.39
  1999/07/31      74096.68                    49189.15
  1999/08/31      74508.90                    49800.83
  1999/09/30      73031.77                    48890.11
  1999/10/31      77279.94                    52411.67
  1999/11/30      81860.17                    55419.59
IMATRL PRASUN   SHR__CHT 19991130 19991223 094349 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Institutional Class on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $81,860 - a 718.60% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,420 - a 454.20% increase. Going forward, the fund will compare its performance to that of the Russell 3000 Growth Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Growth Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP GROWTH FUNDS AVERAGE ARE 45.45%, 208.48%, 415.05%, AND 45.45%, 24.90%, 17.55%, RESPECTIVELY; AND THE ONE YEAR,
FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE MULTI-CAP SUPERGROUP AVERAGE ARE 22.27%, 165.26%, 311.14%, AND 22.27%, 21.17%, 14.82%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Jennifer Uhrig)

An interview with Jennifer Uhrig, Portfolio Manager of Fidelity
Advisor Equity Growth Fund

Q. HOW DID THE FUND PERFORM, JENNIFER?

A. For the 12 months that ended November 30, 1999, the fund's
Institutional Class shares returned 35.16%. The Russell 3000 Growth Index returned 31.56% during the same period, while the growth funds average - as tracked by Lipper Inc. - returned 27.23%.

Q. WHAT FACTORS INFLUENCED THE FUND'S STRONG PERFORMANCE?

A. The fund benefited both from what it owned and didn't own. If you weren't in technology stocks during the period, chances are good that you didn't beat your benchmarks. Fortunately, the fund was well-represented in this area, particularly among mid-size technology stocks in the semiconductor and storage subsectors. Conversely, my decision to underweight consumer nondurables - such as Coca-Cola - provided a performance boost.

Q. IN TERMS OF TECHNOLOGY, CAN YOU PROVIDE A PLAY-BY-PLAY OF YOUR
STOCK PICKING STRATEGY?

A. Sure. As we entered the period, my focus was on semiconductor-related stocks. The economic recovery in Asia and continued strong demand in the U.S. and Europe - particularly in the communications area - led to a very good semiconductor market. Investments in KLA-Tencor, Teradyne and ASM Lithography - companies that supply equipment for semiconductor manufacturing - performed well. The fund no longer held KLA-Tencor nor Teradyne at the close of the period. In the second half of the period, I began to emphasize other areas of technology, including storage companies such as EMC, VERITAS Software, Legato Systems and Network Appliances. The amazing growth of the Internet has created huge demand for data storage, and these companies generated terrific returns. When people think of technology, the big fish in the pond - Microsoft, Intel, Cisco Systems
- tend to come to mind. While the fund had substantial positions in both Microsoft and Cisco at the end of the period, I was underweighted in these larger stocks relative to the index. Looking back, it was the superior performance of the fund's mid-cap technology names that made the technology sector a positive overall contributor during the period.

Q. WHAT OTHER STOCKS OR AREAS
PERFORMED WELL FOR THE FUND?

A. In keeping with the information age theme, the fund's exposure to wireless communications stocks helped tremendously. Investments in Nokia and Texas Instruments - which makes a digital chip that goes into most cell phones - performed well. Competitive local exchange carriers such as McLeod, Metromedia Fiber and NEXTLINK also fared nicely, as did cable TV-related positions such as Comcast and MediaOne, the latter of which announced it was being acquired by AT&T.

Q. WHICH STOCKS WOULD YOU CATEGORIZE AS DISAPPOINTMENTS?

A. Philip Morris continued to be a drag on performance, as the ongoing tobacco litigation gradually took its toll. Other disappointments included drug stock Eli Lilly - which suffered due to a slowdown in Prozac sales - and Avon, which had difficulty executing its business plan at the same time as its business weakened in Latin America. I sold off the fund's stake in Avon prior to the close of the period.

Q. DID THE FUND HAVE ANY EXPOSURE TO THE REVITALIZED JAPANESE MARKET?

A. It did. The fund's positions in Japanese brokerage houses such as Daiwa Securities, Nikko Securities and Nomura Securities panned out well, as did its stake in Softbank, a dominant, Internet-related venture capital firm. The strength in Japan has been driven by a modest recovery in the economy combined with increased restructuring efforts on the part of old-line Japanese companies. Companies are becoming more shareholder-oriented, slashing non-profitable businesses and working hard to become more efficient. It's a glacial effort, but at least it's underway. Additionally, demographics in Japan are positive as more people enter their prime saving years. This could be a big plus for the stock market.

Q. WHAT'S YOUR OUTLOOK?

A. The big question is how long the technology bubble can last. The tech stocks that performed best during the period were overpriced by historical measures, and it's very difficult to determine how long this will continue. Against this backdrop, my goal is to participate in technology where I can find relatively underappreciated ideas and emphasize relative values. One final note on Japan: It's important to remember that the market was very strong during the period as the economy showed signs of bottoming. Going forward, I think we'll see volatility in the market as the economy moves forward in fits and starts.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to achieve capital
appreciation by investing
primarily in common stock
of companies with
above-average growth
characteristics

START DATE: November 22,
1983

SIZE: as of November 30,
1999, more than $11.7 billion

MANAGER: Jennifer Uhrig,
since 1997; joined Fidelity
in 1987

JENNIFER UHRIG COVERS A
VARIETY OF TOPICS:

DRUG STOCKS: "Four of the fund's
top-10 holdings at the end of the
period fell into this group, but the
fund's overall weighting in drug stocks
was lighter than that of the index.
These stocks have done a bit better
recently, with the ongoing takeover
battle between Warner-Lambert and
Pfizer serving as a catalyst. While
product introductions this year were
not particularly exciting, and talk of
a Medicare drug benefit continues
to weigh on these stocks, this is still
a very good business with stable,
long-term growth."

FINANCE: "I've stayed away from
banks - mostly due to higher
interest rates - and instead have
favored stocks such as American
International Group, which could
benefit from strong insurance
trends in Asia, and American
Express, which has worked hard
to position itself as the credit card
of choice for Internet shoppers."

JAPAN: "Companies in Japan are
just beginning to offer incentives to
their executives. If the company
does well, they will do well. This
makes a huge difference. Another
positive trend concerns consumers
and their saving patterns. Many
consumers have their savings tied up
in low-yielding vehicles such as
CDs. When these come due,
consumers may well look to more
attractive, long-term strategies
such as stocks and mutual funds."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Cisco Systems, Inc.             3.5                      2.2

Microsoft Corp.                 3.0                      2.4

Warner-Lambert Co.              2.2                      2.5

Merck & Co., Inc.               2.1                      2.0

Eli Lilly & Co.                 2.0                      2.4

General Electric Co.            1.9                      0.9

Wal-Mart Stores, Inc.           1.9                      0.9

Intel Corp.                     1.8                      1.0

Bristol-Myers Squibb Co.        1.7                      1.9

Home Depot, Inc.                1.7                      0.7

                                21.8                     16.9

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

TECHNOLOGY                      32.7                     26.5

HEALTH                          14.8                     17.7

MEDIA & LEISURE                 10.0                     10.3

FINANCE                         9.7                      9.7

UTILITIES                       7.8                      6.4



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                     AS OF MAY 31, 1999 **

Stocks                          98.1%                         Stocks                              96.7%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 1.9%                         Net Other Assets                     3.3%

* FOREIGN INVESTMENTS           10.7%                         ** FOREIGN INVESTMENTS               5.9%

Row: 1, Col: 1, Value: 98.09999999999999                      Row: 1, Col: 1, Value: 96.7
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.9                                    Row: 1, Col: 8, Value: 3.3





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 98.1%

                                 SHARES                      VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.5%

Boeing Co.                        676,020                    $ 27,590

United Technologies Corp.         595,600                     33,651

                                                              61,241

BASIC INDUSTRIES - 2.2%

CHEMICALS & PLASTICS - 0.9%

Cytec Industries, Inc. (a)        783,600                     18,366

Great Lakes Chemical Corp.        617,700                     20,500

Monsanto Co.                      568,500                     23,984

NOVA Chemicals Corp.              1,418,700                   29,344

Solutia, Inc.                     702,900                     10,544

                                                              102,738

IRON & STEEL - 0.1%

Nucor Corp.                       220,700                     11,132

METALS & MINING - 1.0%

Alcoa, Inc.                       692,700                     45,372

CommScope, Inc. (a)               833,000                     35,090

Falconbridge Ltd.                 418,800                     6,461

Inco Ltd.                         1,594,700                   29,199

                                                              116,122

PACKAGING & CONTAINERS - 0.2%

Owens-Illinois, Inc. (a)          1,052,100                   25,185

TOTAL BASIC INDUSTRIES                                        255,177

CONSTRUCTION & REAL ESTATE -
0.1%

ENGINEERING - 0.1%

Stolt Comex Seaway SA (a)         705,500                     8,290

Stolt Comex Seaway SA Class A     144,300                     1,732
sponsored ADR (a)

                                                              10,022

DURABLES - 0.4%

CONSUMER ELECTRONICS - 0.4%

Sony Corp.                        235,200                     43,321

ENERGY - 3.6%

ENERGY SERVICES - 1.4%

Baker Hughes, Inc.                784,630                     19,812

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

ENERGY SERVICES - CONTINUED

BJ Services Co. (a)               412,300                    $ 14,379

Coflexip SA sponsored ADR         672,600                     27,156

Halliburton Co.                   1,090,100                   42,173

Schlumberger Ltd.                 156,200                     9,382

Smith International, Inc. (a)     574,000                     22,888

Weatherford International,        886,500                     30,972
Inc. (a)

                                                              166,762

OIL & GAS - 2.2%

Apache Corp.                      487,000                     17,441

Exxon Corp.                       1,296,600                   102,837

Newfield Exploration Co. (a)      1,113,500                   28,742

Noble Affiliates, Inc.            1,060,300                   23,327

Sunoco, Inc.                      896,300                     22,912

Tosco Corp.                       1,193,600                   32,302

USX-Marathon Group                664,800                     17,576

Vastar Resources, Inc.            194,800                     10,909

                                                              256,046

TOTAL ENERGY                                                  422,808

FINANCE - 9.7%

BANKS - 1.0%

Bank of Ireland, Inc.             1,310,373                   10,809

Chase Manhattan Corp.             608,300                     46,991

Mitsui Trust & Banking Co.        8,410,000                   25,967
Ltd.

U.S. Bancorp                      817,800                     27,959

                                                              111,726

CREDIT & OTHER FINANCE - 1.8%

American Express Co.              637,504                     96,462

Associates First Capital          1,074,000                   35,711
Corp. Class A

Citigroup, Inc.                   858,800                     46,268

Household International, Inc.     900,890                     35,641

                                                              214,082

FEDERAL SPONSORED CREDIT - 2.3%

Fannie Mae                        2,941,500                   195,977

Freddie Mac                       1,476,800                   72,917

                                                              268,894

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - 2.8%

AFLAC, Inc.                       436,000                    $ 20,874

Allmerica Financial Corp.         476,600                     26,302

Ambac Financial Group, Inc.       406,000                     22,127

American International Group,     1,489,212                   153,761
Inc.

CIGNA Corp.                       687,900                     56,580

Xl Capital Ltd.                   962,600                     49,093

                                                              328,737

SECURITIES INDUSTRY - 1.8%

Charles Schwab Corp.              1,413,900                   53,640

Daiwa Securities Co. Ltd.         3,834,000                   54,793

Nikko Securities Co. Ltd.         3,865,000                   48,114

Nomura Securities Co. Ltd.        3,204,000                   57,158

                                                              213,705

TOTAL FINANCE                                                 1,137,144

HEALTH - 14.8%

DRUGS & PHARMACEUTICALS - 13.3%

American Home Products Corp.      1,465,600                   76,211

Amgen, Inc. (a)                   1,393,100                   63,473

Biogen, Inc. (a)                  632,200                     46,190

Bristol-Myers Squibb Co.          2,732,200                   199,621

Chiron Corp. (a)                  1,094,400                   35,910

Elan Corp. PLC sponsored ADR      1,777,880                   48,669
(a)

Eli Lilly & Co.                   3,224,400                   231,351

Genentech, Inc.                   581,800                     49,962

Genzyme Corp. - General           981,300                     35,327
Division

Medimmune, Inc. (a)               179,600                     21,586

Merck & Co., Inc.                 3,178,400                   249,504

Millennium Pharmaceuticals,       121,500                     11,827
Inc. (a)

PE Corp. - Celera Genomics        139,550                     8,547
Group (a)

Pfizer, Inc.                      3,495,800                   126,504

Quintiles Transnational Corp.     698,200                     15,404
(a)

Schering-Plough Corp.             1,490,400                   76,197

Takeda Chemical Industries        251,000                     14,811
Ltd.

Warner-Lambert Co.                2,823,400                   253,224

XOMA Ltd. (a)                     52                          0

                                                              1,564,318

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- 1.3%

Johnson & Johnson                 1,227,700                  $ 127,374

McKesson HBOC, Inc.               888,110                     20,760

                                                              148,134

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Columbia/HCA Healthcare Corp.     537,800                     14,655

Health Management Associates,     574,275                     7,071
Inc. Class A (a)

HEALTHSOUTH Corp. (a)             1,091,000                   6,205

                                                              27,931

TOTAL HEALTH                                                  1,740,383

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.5%

ELECTRICAL EQUIPMENT - 3.2%

General Electric Co.              1,711,400                   222,482

L. M. Ericsson Telefon AB         1,724,300                   83,090
sponsored ADR

Mitsubishi Electric Corp.         7,319,000                   43,475

Omnipoint Corp. (a)               314,400                     25,466

                                                              374,513

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

ASM Lithography Holding NV (a)    426,700                     39,950

TOTAL INDUSTRIAL MACHINERY &                                  414,463
EQUIPMENT

MEDIA & LEISURE - 10.0%

BROADCASTING - 6.3%

AT&T Corp. - Liberty Media        864,060                     36,129
Group Class A (a)

Cablevision Systems Corp.         659,800                     45,238
Class A (a)

CBS Corp. (a)                     1,739,834                   90,471

Clear Channel Communications,     458,400                     36,844
Inc. (a)

Comcast Corp. Class A             2,546,900                   115,088
(special)

Cox Communications, Inc.          1,658,500                   77,950
Class A (a)

MediaOne Group, Inc.              1,754,200                   139,020

NTL, Inc. (a)                     399,000                     36,384

Time Warner, Inc.                 1,641,598                   101,266

UnitedGlobalCom, Inc. (a)         406,000                     42,300

USA Networks, Inc. (a)            509,500                     20,380

                                                              741,070

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - 0.4%

Royal Carribean Cruises Ltd.      435,400                    $ 21,498

Walt Disney Co.                   1,045,700                   29,149

                                                              50,647

LEISURE DURABLES & TOYS - 0.3%

Harley-Davidson, Inc.             508,500                     31,019

PUBLISHING - 0.2%

Reader's Digest Association,      662,760                     19,220
Inc. Class A (non-vtg.)

RESTAURANTS - 2.8%

Brinker International, Inc.       1,299,100                   29,392
(a)

Darden Restaurants, Inc.          1,624,600                   28,938

McDonald's Corp.                  3,620,200                   162,909

Outback Steakhouse, Inc. (a)      1,137,500                   26,802

Papa John's International,        209,300                     7,515
Inc. (a)

Tricon Global Restaurants,        1,271,880                   52,783
Inc. (a)

Wendy's International, Inc.       835,900                     18,442

                                                              326,781

TOTAL MEDIA & LEISURE                                         1,168,737

NONDURABLES - 3.7%

BEVERAGES - 0.3%

The Coca-Cola Co.                 447,300                     30,109

FOODS - 0.7%

American Italian Pasta Co.        465,100                     13,982
Class A (a)

Bestfoods                         636,100                     34,866

Keebler Foods Co. (a)             551,500                     15,201

Nabisco Holdings Corp. Class A    737,900                     24,581

                                                              88,630

HOUSEHOLD PRODUCTS - 1.7%

Gillette Co.                      1,820,700                   73,169

Procter & Gamble Co.              1,132,600                   122,321

                                                              195,490

TOBACCO - 1.0%

Philip Morris Companies, Inc.     4,676,500                   123,050

TOTAL NONDURABLES                                             437,279

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

PRECIOUS METALS - 0.6%

Barrick Gold Corp.                1,038,800                  $ 18,668

Homestake Mining Co.              1,629,400                   13,443

Newmont Mining Corp.              1,066,300                   25,258

Placer Dome, Inc.                 1,033,000                   11,734

                                                              69,103

RETAIL & WHOLESALE - 7.4%

APPAREL STORES - 0.3%

Abercrombie & Fitch Co. Class     275,890                     8,932
A (a)

TJX Companies, Inc.               897,300                     23,498

                                                              32,430

DRUG STORES - 0.7%

CVS Corp.                         799,254                     31,720

Walgreen Co.                      1,687,500                   49,148

                                                              80,868

GENERAL MERCHANDISE STORES -
3.4%

Dayton Hudson Corp.               1,325,050                   93,499

Federated Department Stores,      697,600                     32,831
Inc. (a)

Nordstrom, Inc.                   1,794,400                   49,907

Wal-Mart Stores, Inc.             3,825,000                   220,416

                                                              396,653

GROCERY STORES - 0.4%

Safeway, Inc. (a)                 1,462,000                   53,911

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.6%

Best Buy Co., Inc. (a)            559,400                     34,963

Home Depot, Inc.                  2,512,300                   198,629

Lowe's Companies, Inc.            698,200                     34,779

Tiffany & Co., Inc.               476,100                     36,898

                                                              305,269

TOTAL RETAIL & WHOLESALE                                      869,131

SERVICES - 0.1%

Gartner Group, Inc. Class B       164,151                     1,816
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

SERVICES - CONTINUED

GetThere.com, Inc.                211,700                    $ 5,385

Profit Recovery Group             114,200                     4,231
International, Inc. (a)

                                                              11,432

TECHNOLOGY - 32.7%

COMMUNICATIONS EQUIPMENT - 6.6%

ADC Telecommunications, Inc.      766,200                     40,848
(a)

Advanced Fibre                    792,700                     22,047
Communications, Inc. (a)

Aspect Telecommunications         189,600                     6,257
Corp. (a)

Cisco Systems, Inc. (a)           4,649,150                   414,638

Ditech Communications Corp.       103,500                     10,712

Lucent Technologies, Inc.         1,564,792                   114,328

Nokia AB sponsored ADR            380,200                     52,539

Nortel Networks Corp.             869,500                     63,977

Tellabs, Inc. (a)                 758,400                     49,201

                                                              774,547

COMPUTER SERVICES & SOFTWARE
- 11.7%

Adobe Systems, Inc.               466,400                     32,036

Aspect Development, Inc. (a)      121,300                     5,792

Automatic Data Processing,        1,203,700                   59,433
Inc.

BEA Systems, Inc. (a)             110,400                     8,970

BMC Software, Inc. (a)            628,500                     45,763

Cadence Design Systems, Inc.      1,031,400                   18,307
(a)

Citrix Systems, Inc. (a)          666,700                     63,253

Compuware Corp. (a)               866,400                     29,295

Concentric Network Corp. (a)      622,700                     17,708

DST Systems, Inc. (a)             249,300                     15,690

Electronic Arts, Inc. (a)         648,100                     67,969

Electronic Data Systems Corp.     1,080,600                   69,496

Electronics for Imaging, Inc.     773,000                     34,447
(a)

Exodus Communications, Inc.       452,600                     48,796
(a)

First Data Corp.                  951,400                     41,148

IMS Health, Inc.                  671,100                     15,813

Inktomi Corp. (a)                 42,100                      5,434

InsWeb Corp.                      129,700                     3,810

Intertrust Technologies Corp.     240,600                     30,932

Intuit, Inc. (a)                  1,240,000                   62,000

Legato Systems, Inc. (a)          843,000                     56,929

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Microsoft Corp. (a)               3,878,800                  $ 353,153

New Era of Networks, Inc. (a)     270,000                     12,994

Oracle Corp. (a)                  757,650                     51,378

Redback Networks, Inc.            164,300                     22,992

SAP AG sponsored ADR              84,300                      2,829

Siebel Systems, Inc. (a)          250,800                     17,587

Synopsys, Inc. (a)                389,500                     28,190

Verio, Inc. (a)                   1,095,300                   39,362

VERITAS Software Corp. (a)        629,800                     57,666

Yahoo!, Inc. (a)                  233,100                     49,592

                                                              1,368,764

COMPUTERS & OFFICE EQUIPMENT
- 7.1%

Adaptec, Inc. (a)                 678,600                     36,560

CDW Computer Centers, Inc. (a)    868,200                     61,045

Comverse Technology, Inc. (a)     340,000                     41,098

Crossroads Systems, Inc.          151,300                     13,343

Dell Computer Corp. (a)           1,395,400                   60,002

EMC Corp. (a)                     1,770,482                   147,946

Gateway, Inc. (a)                 734,800                     56,120

Hewlett-Packard Co.               798,900                     75,796

International Business            1,051,100                   108,329
Machines Corp.

Network Appliance, Inc. (a)       510,300                     60,056

Pitney Bowes, Inc.                678,200                     32,511

Ricoh Co. Ltd.                    552,000                     10,226

SCI Systems, Inc. (a)             195,600                     13,276

Softbank Corp.                    92,600                      66,895

Sun Microsystems, Inc. (a)        398,700                     52,728

                                                              835,931

ELECTRONIC INSTRUMENTS - 0.5%

PE Corp. - Biosystems Group       558,200                     45,563

Waters Corp. (a)                  155,400                     7,615

                                                              53,178

ELECTRONICS - 6.8%

Altera Corp. (a)                  571,600                     30,795

C-Cube Microsystems, Inc. (a)     190,000                     8,505

Celestica, Inc. (sub. vtg.)       713,600                     49,361
(a)

Chartered Semiconduct             716,200                     38,138
Manufacturing Ltd. ADR

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Epcos AG                          127,500                    $ 7,977

Harmonic, Inc. (a)                198,200                     11,917

Intel Corp.                       2,747,300                   210,684

Linear Technology Corp.           503,600                     35,787

Micron Technology, Inc. (a)       509,700                     34,214

Motorola, Inc.                    1,056,500                   120,705

Solectron Corp. (a)               353,800                     29,144

Taiwan Semiconductor              921,636                     33,006
Manufacturing Co. Ltd.
sponsored ADR (a)

Texas Instruments, Inc.           1,615,100                   155,151

Vitesse Semiconductor Corp.       728,700                     32,837
(a)

                                                              798,221

TOTAL TECHNOLOGY                                              3,830,641

TRANSPORTATION - 1.0%

AIR TRANSPORTATION - 0.1%

Preview Travel, Inc. (a)          302,100                     14,085

RAILROADS - 0.9%

Burlington Northern Santa Fe      952,400                     27,620
Corp.

Canadian National Railway Co.     1,181,400                   34,931

Union Pacific Corp.               729,700                     34,342

Wisconsin Central                 678,900                     9,526
Transportation Corp. (a)

                                                              106,419

TOTAL TRANSPORTATION                                          120,504

UTILITIES - 7.8%

CELLULAR - 2.1%

Aerial Communications, Inc.       222,100                     9,176
(a)

China Telecom (Hong Kong)         348,400                     36,626
Ltd. sponsored ADR (a)

Mannesmann AG (Reg.)              264,000                     55,675

Nextel Communications, Inc.       426,300                     42,257
Class A (a)

Sprint Corp. Series 1 - PCS       520,800                     47,783
Group

Vodafone AirTouch PLC             1,180,350                   55,698
sponsored ADR

                                                              247,215

ELECTRIC UTILITY - 0.8%

AES Corp. (a)                     688,000                     39,861

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

Calpine Corp. (a)                 390,200                    $ 23,022

Tokyo Electric Power Co.          1,170,200                   32,977

                                                              95,860

TELEPHONE SERVICES - 4.9%

AT&T Corp.                        2,504,111                   139,917

DDI Corp.                         3,978                       54,979

iBasis, Inc.                      302,000                     10,230

MCI WorldCom, Inc. (a)            1,893,180                   156,542

McLeodUSA, Inc. Class A (a)       1,188,600                   51,110

Metromedia Fiber Network,         1,192,500                   46,209
Inc. Class A (a)

NEXTLINK Communications, Inc.     711,300                     35,565
Class A (a)

Sprint Corp. - FON Group          547,600                     37,990

Time Warner Telecom, Inc.         376,200                     10,933

WinStar Communications, Inc.      587,700                     29,826
(a)

                                                              573,301

TOTAL UTILITIES                                               916,376

TOTAL COMMON STOCKS                                        11,507,762
(Cost $8,253,847)

CASH EQUIVALENTS - 3.2%



Central Cash Collateral Fund,     93,895,800                  93,896
5.69% (b)

Taxable Central Cash Fund,        283,704,925                 283,705
5.34% (b)

TOTAL CASH EQUIVALENTS                                        377,601
(Cost $377,601)

TOTAL INVESTMENT PORTFOLIO -                                  11,885,363
101.3%
(Cost $8,631,448)

NET OTHER ASSETS - (1.3)%                                     (154,293)

NET ASSETS - 100%                                           $ 11,731,070


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     89.3%

Japan                         4.0

Canada                        2.0

Others (individually less      4.7
than 1%)

                            100.0%

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $8,673,097,000. Net unrealized appreciation aggregated $3,212,266,000, of which $3,554,432,000 related to appreciated investment securities and $342,166,000 related to depreciated investment securities.

The fund hereby designates approximately $666,420,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS                 NOVEMBER 30, 1999

ASSETS

Investment in securities, at              $ 11,885,363
value (cost $8,631,448) -
See accompanying schedule

Cash                                       162

Receivable for investments                 73,479
sold

Receivable for fund shares                 29,010
sold

Dividends receivable                       6,908

Interest receivable                        1,818

Other receivables                          1,151

 TOTAL ASSETS                              11,997,891

LIABILITIES

Payable for investments        $ 137,353
purchased

Payable for fund shares         22,587
redeemed

Accrued management fee          5,483

Distribution fees payable       4,792

Other payables and accrued      2,710
expenses

Collateral on securities        93,896
loaned, at value

 TOTAL LIABILITIES                         266,821

NET ASSETS                                $ 11,731,070

Net Assets consist of:

Paid in capital                           $ 7,420,194

Accumulated undistributed net              1,056,963
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                3,253,913
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                $ 11,731,070

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)
                          NOVEMBER 30, 1999

CALCULATION OF MAXIMUM               $69.26
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share   ($403,179
(divided by) 5,821.50 shares)

Maximum offering price per           $73.49
share (100/94.25 of $69.26)

CLASS T: NET ASSET VALUE and         $69.95
redemption price per share
($8,047,357 (divided by)
115,049 shares)

Maximum offering price per           $72.49
share (100/96.50 of $69.95)

CLASS B: NET ASSET VALUE and         $68.19
offering price per share
($1,396,255 (divided by)
20,477 shares) A

CLASS C: NET ASSET VALUE and         $69.07
offering price per share
($436,450 (divided by) 6,319
shares) A

INSTITUTIONAL CLASS: NET             $71.49
ASSET VALUE, offering price
and redemption price   per
share ($1,447,829 (divided
by) 20,251 shares)

REDEMPTION PRICE PER SHARE IS EQUEL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGES.

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS
                         YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                            $ 59,008
Dividends

Interest                                      18,446

Security lending                              168

 TOTAL INCOME                                 77,622

EXPENSES

Management fee                   $ 52,943

Transfer agent fees               17,249

Distribution fees                 43,632

Accounting and security           958
lending fees

Non-interested trustees'          39
compensation

Custodian fees and expenses       222

Registration fees                 1,253

Audit                             55

Interest                          4

 Total expenses before            116,355
reductions

 Expense reductions               (1,028)     115,327

NET INVESTMENT INCOME (LOSS)                  (37,705)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,147,442

 Foreign currency transactions    459         1,147,901

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,476,100

 Assets and liabilities in        (21)        1,476,079
foreign currencies

NET GAIN (LOSS)                               2,623,980

NET INCREASE (DECREASE) IN                   $ 2,586,275
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (37,705)                    $ (19,703)
income (loss)

 Net realized gain (loss)       1,147,901                     920,930

 Change in net unrealized       1,476,079                     544,677
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     2,586,275                     1,445,904
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   -                             (1,050)
From net investment income

 From net realized gain         (801,608)                     (622,707)

 TOTAL DISTRIBUTIONS            (801,608)                     (623,757)

Share transactions - net        3,208,668                     576,380
increase (decrease)

  TOTAL INCREASE (DECREASE)     4,993,335                     1,398,527
IN NET ASSETS

NET ASSETS

 Beginning of period            6,737,735                     5,339,208

 End of period                 $ 11,731,070                  $ 6,737,735


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999      1998      1997      1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 58.14   $ 51.69   $ 44.80   $ 39.47
period

Income from Investment
Operations

Net investment income (loss) E    (.14)     (.13)     (.06)     .04

Net realized and unrealized       18.28     12.76     8.54      5.29
gain (loss)

Total from investment             18.14     12.63     8.48      5.33
operations

Less Distributions

From net investment income        -         (.03)     (.36)     -

From net realized gain            (7.02)    (6.15)    (1.23)    -

Total distributions               (7.02)    (6.18)    (1.59)    -

Net asset value, end of period   $ 69.26   $ 58.14   $ 51.69   $ 44.80

TOTAL RETURN B, C                 34.67%    28.21%    19.73%    13.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 403     $ 92      $ 29      $ 4
millions)

Ratio of expenses to average      1.09%     1.12%     1.32% G   1.52% A, D, G
net assets

Ratio of expenses to average      1.08% H   1.10% H   1.30% H   1.50% A, H
net assets after expense
reductions

Ratio of net investment           (.23)%    (.26)%    (.12)%    .38% A
income (loss) to average net
assets

Portfolio turnover                82%       122%      108%      76%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999      1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 58.59   $ 51.97   $ 44.81   $ 39.83   $ 28.52
of period

Income from Investment
Operations

Net investment income (loss)      (.27) C   (.21) C   (.04) C   .22 C     .06

Net realized and unrealized       18.49     12.87     8.60      6.90      11.54
gain (loss)

Total from investment             18.22     12.66     8.56      7.12      11.60
operations

Less Distributions

From net investment income        -         -         (.17)     (.03)     (.08)

From net realized gain            (6.86)    (6.04)    (1.23)    (2.11)    (.16)

In excess of net realized gain    -         -         -         -         (.05)

 Total distributions              (6.86)    (6.04)    (1.40)    (2.14)    (.29)

Net asset value, end of period   $ 69.95   $ 58.59   $ 51.97   $ 44.81   $ 39.83

TOTAL RETURN A, B                 34.44%    28.00%    19.81%    19.00%    41.11%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 8,047   $ 5,187   $ 4,206   $ 3,537   $ 2,051
(in millions)

Ratio of expenses to average      1.29%     1.29%     1.31% D   1.36%     1.55%
net assets

Ratio of expenses to average      1.28% E   1.27% E   1.29% E   1.34% E   1.54% E
net assets after expense
reductions

Ratio of net investment           (.43)%    (.41)%    (.08)%    .54%      .21%
income (loss) to average net
assets

Portfolio turnover                82%       122%      108%      76%       97%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 57.50   $ 51.41   $ 41.81
period

Income from Investment
Operations

Net investment income (loss) D    (.60)     (.52)     (.32)

Net realized and unrealized       18.08     12.68     9.95
gain (loss)

Total from investment             17.48     12.16     9.63
operations

Less Distributions

From net realized gain            (6.79)    (6.07)    (.03)

Net asset value, end of period   $ 68.19   $ 57.50   $ 51.41

TOTAL RETURN B, C                 33.69%    27.27%    23.05%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 1,396   $ 307     $ 71
millions)

Ratio of expenses to average      1.85%     1.88%     1.93% A, F
net assets

Ratio of expenses to average      1.84% G   1.85% G   1.90% A, G
net assets after  expense
reductions

Ratio of net investment           (.98)%    (1.01)%   (.73)% A
income (loss) to average
net assets

Portfolio turnover                82%       122%      108%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 58.24   $ 51.95   $ 51.84
period

Income from Investment
Operations

Net investment income (loss) D    (.60)     (.54)     (.02)

Net realized and unrealized       18.32     12.87     .13
gain (loss)

Total from investment             17.72     12.33     .11
operations

Less Distributions

From net realized gain            (6.89)    (6.04)    -

Net asset value, end of period   $ 69.07   $ 58.24   $ 51.95

TOTAL RETURN B, C                 33.72%    27.30%    0.21%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 436     $ 64      $ 1
millions)

Ratio of expenses to average      1.82%     1.89%     1.95% A, F
net assets

Ratio of expenses to average      1.81% G   1.86% G   1.89% A, G
net assets after  expense
reductions

Ratio of net investment           (.96)%    (1.03)%   (.82)% A
income (loss) to average
net assets

Portfolio turnover                82%       122%      108%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999       1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 59.71    $ 52.86  $ 45.52  $ 40.39  $ 28.90
period

Income from Investment
Operations

Net investment income             .05 B      .06 B    .22 B    .45 B    .28

Net realized and unrealized       18.86      13.08    8.72     7.00     11.69
gain (loss)

Total from investment             18.91      13.14    8.94     7.45     11.97
operations

Less Distributions

From net investment income        - D        (.05)    (.37)    (.21)    (.27)

From net realized gain            (7.13) D   (6.24)   (1.23)   (2.11)   (.16)

In excess of net realized gain    -          -        -        -        (.05)

Total distributions               (7.13)     (6.29)   (1.60)   (2.32)   (.48)

Net asset value, end of period   $ 71.49    $ 59.71  $ 52.86  $ 45.52  $ 40.39

TOTAL RETURN A                    35.16%     28.67%   20.46%   19.68%   42.15%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,448    $ 1,088  $ 1,032  $ 1,324  $ 791
(in millions)

Ratio of expenses to average      .78%       .76%     .77%     .79%     .83%
net assets

Ratio of expenses to average      .77% C     .74% C   .75% C   .77% C   .83%
net assets after expense
reductions

Ratio of net investment           .08%       .12%     .46%     1.11%    .92%
income to average net assets

Portfolio turnover                82%        122%     108%     76%      97%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. D THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies

2. OPERATING POLICIES - CONTINUED

CENTRAL CASH FUNDS - CONTINUED

and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $9,849,575,000 and $7,199,703,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee.

4. FEES AND OTHER TRANSACTIONS - CONTINUED

DISTRIBUTION AND SERVICE PLAN - CONTINUED

A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC   RETAINED BY FDC

CLASS A   $ 590,000     $ -

CLASS T    32,968,000    176,000

CLASS B    7,865,000     5,902,000

CLASS C    2,209,000     1,761,000

          $ 43,632,000  $ 7,839,000



SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 2,971,000  $ 1,533,000

CLASS T    4,876,000    1,876,000

CLASS B    1,664,000    1,664,000*

CLASS C    122,000      122,000*

          $ 9,633,000  $ 5,195,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT        % OF AVERAGE NET ASSETS

CLASS A                $ 558,000     .24

CLASS T                 12,147,000   .18

CLASS B                 1,909,000    .24

CLASS C                 487,000      .22

INSTITUTIONAL CLASS     2,148,000    .17

                       $ 17,249,000

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $778,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $100,476,000. The fund received cash collateral of $93,896,000 which was invested in cash equivalents, and U.S. Treasury obligations valued at $11,070,000.

6. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $6,805,000. The weighted average interest rate was 5.0%.

7. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,021,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $6,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS A   $ 1,000

8. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

AMOUNTS IN THOUSANDS        YEARS ENDED NOVEMBER 30,

                            1999                      1998

FROM NET INVESTMENT INCOME

Class A                     $ -                       $ 15

Class T                      -                         -

Class B                      -                         -

Class C                      -                         -

Institutional Class          -                         1,035

Total                       $ -                       $ 1,050

FROM NET REALIZED GAIN

Class A                     $ 11,749                  $ 3,543

Class T                      611,659                   488,378

Class B                      38,743                    9,146

Class C                      8,557                     223

Institutional Class          130,900                   121,417

Total                       $ 801,608                 $ 622,707

9. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

AMOUNTS IN THOUSANDS            1999                     1998                     1999                     1998



CLASS A Shares sold              5,209                    1,200                   $ 322,503                $ 61,899

Reinvestment of distributions    208                      77                       11,343                   3,416

Shares redeemed                  (1,170)                  (254)                    (74,185)                 (13,114)

Net increase (decrease)          4,247                    1,023                   $ 259,661                $ 52,201

CLASS T Shares sold              46,663                   26,408                  $ 2,907,843              $ 1,365,162

Reinvestment of distributions    10,473                   10,178                   576,282                  457,907

Shares redeemed                  (30,625)                 (28,971)                 (1,896,299)              (1,483,407)

Net increase (decrease)          26,511                   7,615                   $ 1,587,826              $ 339,662

CLASS B Shares sold              16,064                   4,256                   $ 981,876                $ 218,844

Reinvestment of distributions    665                      193                      35,866                   8,586

Shares redeemed                  (1,585)                  (507)                    (97,048)                 (25,743)

Net increase (decrease)          15,144                   3,942                   $ 920,694                $ 201,687

CLASS C Shares sold              7,096                    1,458                   $ 441,106                $ 75,711

Reinvestment of distributions    141                      4                        7,730                    187

Shares redeemed                  (2,021)                  (377)                    (125,985)                (19,681)

Net increase (decrease)          5,216                    1,085                   $ 322,851                $ 56,217

INSTITUTIONAL CLASS Shares       6,381                    6,340                   $ 402,507                $ 327,822
sold

Reinvestment of distributions    1,855                    1,960                    103,777                  89,402

Shares redeemed                  (6,204)                  (9,614)                  (388,648)                (490,611)

Net increase (decrease)          2,032                    (1,314)                 $ 117,636                $ (73,387)


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Equity Growth Fund as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the four-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

                    PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Institutional Class 12/20/99 12/17/99    $.03      $5.30
                    01/10/00 01/07/00    -         $.44

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 19% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.







INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
 Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Jennifer Uhrig, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUND
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
EQUITY INCOME
FUND - CLASS A, CLASS T, CLASS B AND CLASS C

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     12  The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            15  A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   16  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          24  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets,  as
                                  well as financial highlights.

NOTES                         33  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  42  The auditors' opinion.

DISTRIBUTIONS                 43

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR EQUITY INCOME FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY INCOME -      4.06%        122.33%       260.78%
CL A

FIDELITY ADV EQUITY INCOME -      -1.92%       109.54%       240.04%
CL A   (INCL. 5.75% SALES
CHARGE)

Russell 3000 Value                9.54%        173.80%       321.25%

S&P 500 (registered trademark)    20.90%       236.51%       415.33%

Equity Income Funds Average       5.57%        125.73%       231.57%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY INCOME -  4.06%        17.33%        13.69%
CL A

FIDELITY ADV EQUITY INCOME -  -1.92%       15.95%        13.02%
CL A   (INCL. 5.75% SALES
CHARGE)

Russell 3000 Value            9.54%        22.32%        15.47%

S&P 500                       20.90%       27.47%        17.82%

Equity Income Funds Average   5.57%        17.57%        12.63%

AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Equity Income -CL A      Russell 3000 Value
             00246                       RS008
  1989/11/30       9425.00                    10000.00
  1989/12/31       9562.24                    10203.08
  1990/01/31       8957.58                     9561.42
  1990/02/28       8973.58                     9802.02
  1990/03/31       8973.58                     9916.76
  1990/04/30       8626.27                     9532.46
  1990/05/31       9194.32                    10302.89
  1990/06/30       9153.56                    10083.42
  1990/07/31       9006.06                     9976.32
  1990/08/31       8322.16                     9080.21
  1990/09/30       7692.82                     8624.14
  1990/10/31       7517.98                     8483.17
  1990/11/30       8020.30                     9067.83
  1990/12/31       8196.87                     9300.60
  1991/01/31       8613.95                     9737.54
  1991/02/28       9229.84                    10405.62
  1991/03/31       9377.14                    10588.85
  1991/04/30       9376.92                    10667.35
  1991/05/31       9890.44                    11070.78
  1991/06/30       9436.49                    10601.78
  1991/07/31       9952.92                    11034.53
  1991/08/31      10163.72                    11243.99
  1991/09/30      10111.06                    11167.67
  1991/10/31      10279.52                    11348.72
  1991/11/30       9862.67                    10774.26
  1991/12/31      10640.33                    11663.81
  1992/01/31      10747.45                    11744.32
  1992/02/29      11079.50                    12051.03
  1992/03/31      10899.50                    11879.46
  1992/04/30      11287.97                    12342.63
  1992/05/31      11387.62                    12422.77
  1992/06/30      11260.83                    12322.78
  1992/07/31      11553.32                    12797.79
  1992/08/31      11279.03                    12417.31
  1992/09/30      11352.75                    12594.16
  1992/10/31      11500.24                    12627.86
  1992/11/30      11906.20                    13071.54
  1992/12/31      12202.70                    13401.76
  1993/01/31      12583.26                    13817.57
  1993/02/28      12909.06                    14267.81
  1993/03/31      13328.32                    14698.02
  1993/04/30      13262.99                    14496.21
  1993/05/31      13468.95                    14800.93
  1993/06/30      13600.58                    15111.83
  1993/07/31      13788.90                    15288.87
  1993/08/31      14270.11                    15844.93
  1993/09/30      14175.54                    15902.30
  1993/10/31      14345.76                    15925.80
  1993/11/30      14052.61                    15589.94
  1993/12/31      14402.50                    15901.39
  1994/01/31      15064.47                    16499.71
  1994/02/28      14667.29                    15984.45
  1994/03/31      14039.22                    15378.11
  1994/04/30      14523.98                    15658.79
  1994/05/31      14619.03                    15819.43
  1994/06/30      14522.65                    15437.49
  1994/07/31      15019.15                    15897.20
  1994/08/31      15792.55                    16371.48
  1994/09/30      15524.44                    15866.60
  1994/10/31      15831.09                    16033.08
  1994/11/30      15294.44                    15385.40
  1994/12/31      15332.78                    15592.12
  1995/01/31      15567.91                    16013.41
  1995/02/28      16116.56                    16642.50
  1995/03/31      16637.05                    16978.91
  1995/04/30      17080.57                    17512.20
  1995/05/31      17553.67                    18213.61
  1995/06/30      17800.53                    18497.01
  1995/07/31      18443.69                    19143.96
  1995/08/31      18661.37                    19444.30
  1995/09/30      19235.02                    20105.64
  1995/10/31      19016.66                    19845.91
  1995/11/30      19800.75                    20829.99
  1995/12/31      20323.15                    21365.29
  1996/01/31      20925.59                    21980.55
  1996/02/29      20997.04                    22163.41
  1996/03/31      21150.55                    22548.27
  1996/04/30      21294.01                    22684.32
  1996/05/31      21457.97                    22995.77
  1996/06/30      21335.18                    22986.67
  1996/07/31      20533.57                    22080.36
  1996/08/31      20924.10                    22746.07
  1996/09/30      21664.29                    23619.95
  1996/10/31      22097.99                    24465.98
  1996/11/30      23523.00                    26192.99
  1996/12/31      23263.20                    25978.98
  1997/01/31      24041.12                    27148.48
  1997/02/28      24232.94                    27532.97
  1997/03/31      23269.52                    26568.32
  1997/04/30      24253.79                    27611.01
  1997/05/31      25644.61                    29218.41
  1997/06/30      26906.36                    30494.60
  1997/07/31      28860.46                    32688.34
  1997/08/31      27700.89                    31685.14
  1997/09/30      29150.49                    33619.29
  1997/10/31      27891.96                    32682.20
  1997/11/30      28709.47                    34018.28
  1997/12/31      29277.18                    35027.09
  1998/01/31      29207.69                    34517.83
  1998/02/28      31282.43                    36818.44
  1998/03/31      32701.31                    38996.72
  1998/04/30      32851.48                    39251.08
  1998/05/31      32562.70                    38591.89
  1998/06/30      32945.30                    39019.32
  1998/07/31      32447.36                    38119.44
  1998/08/31      27583.73                    32421.59
  1998/09/30      28926.46                    34279.82
  1998/10/31      31294.44                    36798.45
  1998/11/30      32675.76                    38455.09
  1998/12/31      34077.01                    39755.94
  1999/01/31      33413.14                    39977.36
  1999/02/28      32742.92                    39247.73
  1999/03/31      33399.94                    39977.33
  1999/04/30      36146.65                    43705.27
  1999/05/31      35487.44                    43352.34
  1999/06/30      36931.77                    44633.54
  1999/07/31      35536.27                    43343.91
  1999/08/31      34532.49                    41738.94
  1999/09/30      33194.17                    40325.68
  1999/10/31      34224.59                    42419.79
  1999/11/30      34003.78                    42124.83
IMATRL PRASUN   SHR__CHT 19991130 19991215 171706 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Income Fund - Class A on November 30, 1989, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $34,004 - a 240.04% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,125 - a 321.25% increase. Going forward, the fund will compare its performance to that of the Russell 3000 Value Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Value Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER EQUITY INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATIONS. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE EQUITY INCOME FUNDS AVERAGE ARE 4.43%, 121.73%, 224.66%, AND 4.43%, 17.17%, 12.40%, RESPECTIVELY.

FIDELITY ADVISOR EQUITY INCOME FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on September 10, 1992. Class T shares bear a 0.50% 12b-1 fee (0.65% prior to January 1, 1996) that is reflected in returns after September 10, 1992. Returns prior to that date are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY INCOME -    3.89%        121.89%       260.07%
CL T

FIDELITY ADV EQUITY INCOME -    0.26%        114.12%       247.47%
CL T   (INCL. 3.50% SALES
CHARGE)

Russell 3000 Value              9.54%        173.80%       321.25%

S&P 500                         20.90%       236.51%       415.33%

Equity Income Funds Average     5.57%        125.73%       231.57%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY INCOME -  3.89%        17.28%        13.67%
CL T

FIDELITY ADV EQUITY INCOME -  0.26%        16.45%        13.26%
CL T   (INCL. 3.50% SALES
CHARGE)

Russell 3000 Value            9.54%        22.32%        15.47%

S&P 500                       20.90%       27.47%        17.82%

Equity Income Funds Average   5.57%        17.57%        12.63%

AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Equity Income -CL T      Russell 3000 Value
             00280                       RS008
  1989/11/30       9650.00                    10000.00
  1989/12/31       9790.52                    10203.08
  1990/01/31       9171.42                     9561.42
  1990/02/28       9187.80                     9802.02
  1990/03/31       9187.80                     9916.76
  1990/04/30       8832.20                     9532.46
  1990/05/31       9413.81                    10302.89
  1990/06/30       9372.08                    10083.42
  1990/07/31       9221.06                     9976.32
  1990/08/31       8520.83                     9080.21
  1990/09/30       7876.47                     8624.14
  1990/10/31       7697.46                     8483.17
  1990/11/30       8211.76                     9067.83
  1990/12/31       8392.55                     9300.60
  1991/01/31       8819.58                     9737.54
  1991/02/28       9450.18                    10405.62
  1991/03/31       9601.00                    10588.85
  1991/04/30       9600.77                    10667.35
  1991/05/31      10126.55                    11070.78
  1991/06/30       9661.77                    10601.78
  1991/07/31      10190.52                    11034.53
  1991/08/31      10406.35                    11243.99
  1991/09/30      10352.44                    11167.67
  1991/10/31      10524.92                    11348.72
  1991/11/30      10098.12                    10774.26
  1991/12/31      10894.35                    11663.81
  1992/01/31      11004.02                    11744.32
  1992/02/29      11344.00                    12051.03
  1992/03/31      11159.70                    11879.46
  1992/04/30      11557.44                    12342.63
  1992/05/31      11659.47                    12422.77
  1992/06/30      11529.65                    12322.78
  1992/07/31      11829.12                    12797.79
  1992/08/31      11548.29                    12417.31
  1992/09/30      11623.77                    12594.16
  1992/10/31      11774.78                    12627.86
  1992/11/30      12190.43                    13071.54
  1992/12/31      12494.01                    13401.76
  1993/01/31      12883.65                    13817.57
  1993/02/28      13217.23                    14267.81
  1993/03/31      13646.51                    14698.02
  1993/04/30      13579.61                    14496.21
  1993/05/31      13790.49                    14800.93
  1993/06/30      13925.26                    15111.83
  1993/07/31      14118.08                    15288.87
  1993/08/31      14610.78                    15844.93
  1993/09/30      14513.95                    15902.30
  1993/10/31      14688.23                    15925.80
  1993/11/30      14388.08                    15589.94
  1993/12/31      14746.33                    15901.39
  1994/01/31      15424.10                    16499.71
  1994/02/28      15017.44                    15984.45
  1994/03/31      14374.37                    15378.11
  1994/04/30      14870.71                    15658.79
  1994/05/31      14968.03                    15819.43
  1994/06/30      14869.35                    15437.49
  1994/07/31      15377.70                    15897.20
  1994/08/31      16169.56                    16371.48
  1994/09/30      15895.05                    15866.60
  1994/10/31      16209.02                    16033.08
  1994/11/30      15659.56                    15385.40
  1994/12/31      15698.81                    15592.12
  1995/01/31      15939.56                    16013.41
  1995/02/28      16501.31                    16642.50
  1995/03/31      17034.22                    16978.91
  1995/04/30      17488.33                    17512.20
  1995/05/31      17972.72                    18213.61
  1995/06/30      18225.48                    18497.01
  1995/07/31      18883.99                    19143.96
  1995/08/31      19106.87                    19444.30
  1995/09/30      19694.21                    20105.64
  1995/10/31      19470.64                    19845.91
  1995/11/30      20273.45                    20829.99
  1995/12/31      20808.32                    21365.29
  1996/01/31      21425.14                    21980.55
  1996/02/29      21498.30                    22163.41
  1996/03/31      21655.47                    22548.27
  1996/04/30      21802.36                    22684.32
  1996/05/31      21970.23                    22995.77
  1996/06/30      21844.51                    22986.67
  1996/07/31      21023.76                    22080.36
  1996/08/31      21423.61                    22746.07
  1996/09/30      22191.92                    23619.95
  1996/10/31      22645.90                    24465.98
  1996/11/30      24102.84                    26192.99
  1996/12/31      23847.85                    25978.98
  1997/01/31      24642.05                    27148.48
  1997/02/28      24837.88                    27532.97
  1997/03/31      23844.91                    26568.32
  1997/04/30      24859.35                    27611.01
  1997/05/31      26299.21                    29218.41
  1997/06/30      27596.72                    30494.60
  1997/07/31      29587.45                    32688.34
  1997/08/31      28406.14                    31685.14
  1997/09/30      29893.89                    33619.29
  1997/10/31      28600.35                    32682.20
  1997/11/30      29433.47                    34018.28
  1997/12/31      30023.15                    35027.09
  1998/01/31      29952.48                    34517.83
  1998/02/28      32065.12                    36818.44
  1998/03/31      33521.45                    38996.72
  1998/04/30      33662.54                    39251.08
  1998/05/31      33368.60                    38591.89
  1998/06/30      33757.65                    39019.32
  1998/07/31      33239.39                    38119.44
  1998/08/31      28245.24                    32421.59
  1998/09/30      29611.17                    34279.82
  1998/10/31      32041.41                    36798.45
  1998/11/30      33445.29                    38455.09
  1998/12/31      34868.52                    39755.94
  1999/01/31      34194.24                    39977.36
  1999/02/28      33513.58                    39247.73
  1999/03/31      34168.66                    39977.33
  1999/04/30      36969.58                    43705.27
  1999/05/31      36287.94                    43352.34
  1999/06/30      37765.17                    44633.54
  1999/07/31      36337.49                    43343.91
  1999/08/31      35307.08                    41738.94
  1999/09/30      33926.33                    40325.68
  1999/10/31      34983.03                    42419.79
  1999/11/30      34746.82                    42124.83
IMATRL PRASUN   SHR__CHT 19991130 19991215 172503 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Income Fund - Class T on November 30, 1989, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $34,747 - a $247.47% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,125 - a 321.25% increase. Going forward, the fund will compare its performance to that of the Russell 3000 Value Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Value Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER EQUITY INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATIONS. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE EQUITY INCOME FUNDS AVERAGE ARE 4.43%, 121.73%, 224.66%, AND 4.43%, 17.17%, 12.40%, RESPECTIVELY.

FIDELITY ADVISOR EQUITY INCOME FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 1994. Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T, and reflect Class T shares' prior 0.65% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY INCOME -    3.33%        116.41%       250.95%
CL B

FIDELITY ADV EQUITY INCOME -    -1.60%       114.41%       250.95%
CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

Russell 3000 Value              9.54%        173.80%       321.25%

S&P 500                         20.90%       236.51%       415.33%

Equity Income Funds Average     5.57%        125.73%       231.57%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations and the performance of the Standard & Poor's 500 Index - a widely recognized, market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY INCOME -  3.33%        16.70%        13.38%
CL B

FIDELITY ADV EQUITY INCOME -  -1.60%       16.48%        13.38%
CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

Russell 3000 Value            9.54%        22.32%        15.47%

S&P 500                       20.90%       27.47%        17.82%

Equity Income Funds Average   5.57%        17.57%        12.63%

AVERAGE ANNUAL TOTAL RETURNS take Class B's cumulative return and shows you what would have happened if Class B had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Equity Income -CL B      Russell 3000 Value
             00180                       RS008
  1989/11/30      10000.00                    10000.00
  1989/12/31      10145.61                    10203.08
  1990/01/31       9504.07                     9561.42
  1990/02/28       9521.04                     9802.02
  1990/03/31       9521.04                     9916.76
  1990/04/30       9152.54                     9532.46
  1990/05/31       9755.24                    10302.89
  1990/06/30       9712.00                    10083.42
  1990/07/31       9555.50                     9976.32
  1990/08/31       8829.87                     9080.21
  1990/09/30       8162.14                     8624.14
  1990/10/31       7976.64                     8483.17
  1990/11/30       8509.60                     9067.83
  1990/12/31       8696.94                     9300.60
  1991/01/31       9139.47                     9737.54
  1991/02/28       9792.93                    10405.62
  1991/03/31       9949.22                    10588.85
  1991/04/30       9948.98                    10667.35
  1991/05/31      10493.84                    11070.78
  1991/06/30      10012.19                    10601.78
  1991/07/31      10560.13                    11034.53
  1991/08/31      10783.78                    11243.99
  1991/09/30      10727.91                    11167.67
  1991/10/31      10906.66                    11348.72
  1991/11/30      10464.37                    10774.26
  1991/12/31      11289.48                    11663.81
  1992/01/31      11403.13                    11744.32
  1992/02/29      11755.44                    12051.03
  1992/03/31      11564.45                    11879.46
  1992/04/30      11976.63                    12342.63
  1992/05/31      12082.35                    12422.77
  1992/06/30      11947.83                    12322.78
  1992/07/31      12258.16                    12797.79
  1992/08/31      11967.14                    12417.31
  1992/09/30      12045.35                    12594.16
  1992/10/31      12201.84                    12627.86
  1992/11/30      12632.57                    13071.54
  1992/12/31      12947.16                    13401.76
  1993/01/31      13350.94                    13817.57
  1993/02/28      13696.62                    14267.81
  1993/03/31      14141.46                    14698.02
  1993/04/30      14072.14                    14496.21
  1993/05/31      14290.67                    14800.93
  1993/06/30      14430.32                    15111.83
  1993/07/31      14630.13                    15288.87
  1993/08/31      15140.70                    15844.93
  1993/09/30      15040.36                    15902.30
  1993/10/31      15220.97                    15925.80
  1993/11/30      14909.93                    15589.94
  1993/12/31      15281.17                    15901.39
  1994/01/31      15983.52                    16499.71
  1994/02/28      15562.11                    15984.45
  1994/03/31      14895.72                    15378.11
  1994/04/30      15410.06                    15658.79
  1994/05/31      15510.91                    15819.43
  1994/06/30      15408.65                    15437.49
  1994/07/31      15935.44                    15897.20
  1994/08/31      16766.15                    16371.48
  1994/09/30      16481.59                    15866.60
  1994/10/31      16786.80                    16033.08
  1994/11/30      16217.07                    15385.40
  1994/12/31      16257.98                    15592.12
  1995/01/31      16486.68                    16013.41
  1995/02/28      17058.41                    16642.50
  1995/03/31      17620.98                    16978.91
  1995/04/30      18080.84                    17512.20
  1995/05/31      18572.06                    18213.61
  1995/06/30      18823.28                    18497.01
  1995/07/31      19504.90                    19143.96
  1995/08/31      19725.12                    19444.30
  1995/09/30      20322.67                    20105.64
  1995/10/31      20080.99                    19845.91
  1995/11/30      20911.13                    20829.99
  1995/12/31      21453.45                    21365.29
  1996/01/31      22069.07                    21980.55
  1996/02/29      22144.65                    22163.41
  1996/03/31      22296.09                    22548.27
  1996/04/30      22436.87                    22684.32
  1996/05/31      22599.30                    22995.77
  1996/06/30      22458.63                    22986.67
  1996/07/31      21601.51                    22080.36
  1996/08/31      22013.80                    22746.07
  1996/09/30      22784.25                    23619.95
  1996/10/31      23241.02                    24465.98
  1996/11/30      24720.09                    26192.99
  1996/12/31      24457.49                    25978.98
  1997/01/31      25263.41                    27148.48
  1997/02/28      25442.50                    27532.97
  1997/03/31      24422.39                    26568.32
  1997/04/30      25442.33                    27611.01
  1997/05/31      26921.79                    29218.41
  1997/06/30      28221.51                    30494.60
  1997/07/31      30254.18                    32688.34
  1997/08/31      29030.08                    31685.14
  1997/09/30      30546.22                    33619.29
  1997/10/31      29197.60                    32682.20
  1997/11/30      30040.49                    34018.28
  1997/12/31      30633.15                    35027.09
  1998/01/31      30536.72                    34517.83
  1998/02/28      32676.69                    36818.44
  1998/03/31      34143.80                    38996.72
  1998/04/30      34288.17                    39251.08
  1998/05/31      33963.33                    38591.89
  1998/06/30      34348.74                    39019.32
  1998/07/31      33806.97                    38119.44
  1998/08/31      28714.25                    32421.59
  1998/09/30      30086.65                    34279.82
  1998/10/31      32543.69                    36798.45
  1998/11/30      33964.92                    38455.09
  1998/12/31      35392.17                    39755.94
  1999/01/31      34692.04                    39977.36
  1999/02/28      33985.32                    39247.73
  1999/03/31      34628.94                    39977.33
  1999/04/30      37455.79                    43705.27
  1999/05/31      36749.08                    43352.34
  1999/06/30      38226.09                    44633.54
  1999/07/31      36761.68                    43343.91
  1999/08/31      35701.25                    41738.94
  1999/09/30      34299.27                    40325.68
  1999/10/31      35347.44                    42419.79
  1999/11/30      35094.87                    42124.83
IMATRL PRASUN   SHR__CHT 19991130 19991215 171903 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Income Fund - Class B on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment, would have grown to $35,095 - a 250.95% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends, and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,125 - a 321.25% increase. Going forward, the fund will compare its performance to that of the Russell 3000 Value Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Value Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER EQUITY INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATIONS. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE EQUITY INCOME FUNDS AVERAGE ARE 4.43%, 121.73%, 224.66%, AND 4.43%, 17.17%, 12.40%, RESPECTIVELY.

FIDELITY ADVISOR EQUITY INCOME FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns between June 30, 1994 (the date Class B shares were first offered) and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T shares, and reflect Class T shares' prior 0.65% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are, 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY INCOME -  3.32%        116.16%       250.54%
CL C

FIDELITY ADV EQUITY INCOME -  2.34%        116.16%       250.54%
CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

Russell 3000 Value            9.54%        173.80%       321.25%

S&P 500                       20.90%       236.51%       415.33%

Equity Income Funds Average   5.57%        125.73%       231.57%

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY INCOME -  3.32%        16.67%        13.36%
CL C

FIDELITY ADV EQUITY INCOME -  2.34%        16.67%        13.36%
CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

Russell 3000 Value            9.54%        22.32%        15.47%

S&P 500                       20.90%       27.47%        17.82%

Equity Income Funds Average   5.57%        17.57%        12.63%

AVERAGE ANNUAL TOTAL RETURNS take Class C's cumulative return and shows you what would have happened if Class C had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Equity Income -CL C      Russell 3000 Value
             00480                       RS008
  1989/11/30      10000.00                    10000.00
  1989/12/31      10145.61                    10203.08
  1990/01/31       9504.07                     9561.42
  1990/02/28       9521.04                     9802.02
  1990/03/31       9521.04                     9916.76
  1990/04/30       9152.54                     9532.46
  1990/05/31       9755.24                    10302.89
  1990/06/30       9712.00                    10083.42
  1990/07/31       9555.50                     9976.32
  1990/08/31       8829.87                     9080.21
  1990/09/30       8162.14                     8624.14
  1990/10/31       7976.64                     8483.17
  1990/11/30       8509.60                     9067.83
  1990/12/31       8696.94                     9300.60
  1991/01/31       9139.47                     9737.54
  1991/02/28       9792.93                    10405.62
  1991/03/31       9949.22                    10588.85
  1991/04/30       9948.98                    10667.35
  1991/05/31      10493.84                    11070.78
  1991/06/30      10012.19                    10601.78
  1991/07/31      10560.13                    11034.53
  1991/08/31      10783.78                    11243.99
  1991/09/30      10727.91                    11167.67
  1991/10/31      10906.66                    11348.72
  1991/11/30      10464.37                    10774.26
  1991/12/31      11289.48                    11663.81
  1992/01/31      11403.13                    11744.32
  1992/02/29      11755.44                    12051.03
  1992/03/31      11564.45                    11879.46
  1992/04/30      11976.63                    12342.63
  1992/05/31      12082.35                    12422.77
  1992/06/30      11947.83                    12322.78
  1992/07/31      12258.16                    12797.79
  1992/08/31      11967.14                    12417.31
  1992/09/30      12045.35                    12594.16
  1992/10/31      12201.84                    12627.86
  1992/11/30      12632.57                    13071.54
  1992/12/31      12947.16                    13401.76
  1993/01/31      13350.94                    13817.57
  1993/02/28      13696.62                    14267.81
  1993/03/31      14141.46                    14698.02
  1993/04/30      14072.14                    14496.21
  1993/05/31      14290.67                    14800.93
  1993/06/30      14430.32                    15111.83
  1993/07/31      14630.13                    15288.87
  1993/08/31      15140.70                    15844.93
  1993/09/30      15040.36                    15902.30
  1993/10/31      15220.97                    15925.80
  1993/11/30      14909.93                    15589.94
  1993/12/31      15281.17                    15901.39
  1994/01/31      15983.52                    16499.71
  1994/02/28      15562.11                    15984.45
  1994/03/31      14895.72                    15378.11
  1994/04/30      15410.06                    15658.79
  1994/05/31      15510.91                    15819.43
  1994/06/30      15408.65                    15437.49
  1994/07/31      15935.44                    15897.20
  1994/08/31      16766.15                    16371.48
  1994/09/30      16481.59                    15866.60
  1994/10/31      16786.80                    16033.08
  1994/11/30      16217.07                    15385.40
  1994/12/31      16257.98                    15592.12
  1995/01/31      16486.68                    16013.41
  1995/02/28      17058.41                    16642.50
  1995/03/31      17620.98                    16978.91
  1995/04/30      18080.84                    17512.20
  1995/05/31      18572.06                    18213.61
  1995/06/30      18823.28                    18497.01
  1995/07/31      19504.90                    19143.96
  1995/08/31      19725.12                    19444.30
  1995/09/30      20322.67                    20105.64
  1995/10/31      20080.99                    19845.91
  1995/11/30      20911.13                    20829.99
  1995/12/31      21453.45                    21365.29
  1996/01/31      22069.07                    21980.55
  1996/02/29      22144.65                    22163.41
  1996/03/31      22296.09                    22548.27
  1996/04/30      22436.87                    22684.32
  1996/05/31      22599.30                    22995.77
  1996/06/30      22458.63                    22986.67
  1996/07/31      21601.51                    22080.36
  1996/08/31      22013.80                    22746.07
  1996/09/30      22784.25                    23619.95
  1996/10/31      23241.02                    24465.98
  1996/11/30      24720.09                    26192.99
  1996/12/31      24457.49                    25978.98
  1997/01/31      25263.41                    27148.48
  1997/02/28      25442.50                    27532.97
  1997/03/31      24422.39                    26568.32
  1997/04/30      25442.33                    27611.01
  1997/05/31      26921.79                    29218.41
  1997/06/30      28221.51                    30494.60
  1997/07/31      30254.18                    32688.34
  1997/08/31      29030.08                    31685.14
  1997/09/30      30546.22                    33619.29
  1997/10/31      29197.60                    32682.20
  1997/11/30      30050.93                    34018.28
  1997/12/31      30642.03                    35027.09
  1998/01/31      30545.88                    34517.83
  1998/02/28      32679.77                    36818.44
  1998/03/31      34143.10                    38996.72
  1998/04/30      34275.16                    39251.08
  1998/05/31      33951.02                    38591.89
  1998/06/30      34323.80                    39019.32
  1998/07/31      33782.98                    38119.44
  1998/08/31      28687.29                    32421.59
  1998/09/30      30057.36                    34279.82
  1998/10/31      32509.06                    36798.45
  1998/11/30      33927.20                    38455.09
  1998/12/31      35363.29                    39755.94
  1999/01/31      34664.73                    39977.36
  1999/02/28      33947.01                    39247.73
  1999/03/31      34601.56                    39977.33
  1999/04/30      37423.09                    43705.27
  1999/05/31      36717.70                    43352.34
  1999/06/30      38191.94                    44633.54
  1999/07/31      36730.29                    43343.91
  1999/08/31      35671.85                    41738.94
  1999/09/30      34259.90                    40325.68
  1999/10/31      35306.11                    42419.79
  1999/11/30      35054.01                    42124.83
IMATRL PRASUN   SHR__CHT 19991130 19991215 172139 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Income Fund - Class C on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment, would have grown to $35,054 - a 250.54% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,125 - a 321.25% increase. Going forward, the fund will compare its performance to that of the Russell 3000 Value Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Value Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER EQUITY INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATIONS. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE EQUITY INCOME FUNDS AVERAGE ARE 4.43%, 121.73%, 224.66%, AND 4.43%, 17.17%, 12.40%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000 (registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Bob Chow)

An interview with Bob Chow, Portfolio Manager of Fidelity Advisor
Equity Income Fund

Q. HOW DID THE FUND PERFORM, BOB?

A. For the 12 months that ended November 30, 1999, the fund's Class A, Class T, Class B and Class C shares returned 4.06%, 3.89%, 3.33% and 3.32%, respectively. During the same period, the equity income funds average tracked by Lipper Inc. returned 5.57%, while the Russell 3000 returned 9.54%.

Q. WHY DID THE FUND'S PERFORMANCE LAG THE RETURNS OF THE INDEX AND ITS
PEER GROUP?

A. The fund's performance would have been more in line with the index and its peer group, except for two factors. First, the fund's performance was hurt by its holdings in two waste management companies, Waste Management and Republic Services. Both companies suffered from unexpected internal financial difficulties. Second, Philip Morris, at one time one of the fund's larger holdings, continued to experience ongoing and highly visible legal battles and slow earnings growth during 1999, contributing to its weak performance.

Q. WHAT STRATEGY DID YOU PURSUE DURING THE PAST YEAR IN THIS VERY
CHALLENGING ENVIRONMENT FOR VALUE-ORIENTED INVESTING?

A. The market continued to favor primarily the largest stocks, particularly in the technology sector, during 1999. In such a narrow market, equity income funds such as mine, which emphasize income over growth stocks, faced an uphill battle. I continued to follow my bottom-up, value-oriented investment approach to try to maintain a conservative risk profile with low price volatility. I searched for dividend-paying stocks at reasonable prices, leading me to avoid most large-cap, expensive stocks. However, I did add to the fund's large-cap stocks on a company-by-company basis, being very careful to select only those that were not too expensive and had good earnings prospects. Examples include General Electric and Exxon. I also continued to reduce the number of holdings, eliminating those names with more modest short-term prospects and making it easier to track the stocks in the portfolio.

Q. WERE THERE ANY OTHER DISAPPOINTMENTS?

A. Lockheed Martin management made many acquisitions, and tried to integrate these disparate and traditionally slow-moving businesses too quickly. As a result, Lockheed Martin was not able to make its earnings targets, and its stock performed poorly. The fund no longer holds this stock.

Q. WHICH STOCKS HELPED PERFORMANCE?

A. Performance was helped by stock selection within the energy, cyclical and finance sectors. Within energy, fund holding Kerr-McGee benefited from significantly improved oil prices and a well-timed acquisition of a competitor, helping its stock performance. Lehman Brothers, a medium-size company, contributed significantly to performance. This investment-banking firm, which specializes in fixed-income underwriting, was very cheaply priced last year, when I bought the stock. Lehman came back strong this year, exceeding its earnings targets as the industry settled down, and its stock performed well. Alcoa also did very well. It's currently one of the best-managed cyclical companies in its industry and, although aluminum hasn't moved up in price, Alcoa continued to grow its earnings through a combination of cost cutting, good capital management and successful acquisition activity.

Q. WHAT'S YOUR OUTLOOK, BOB?

A. I've made some changes to the fund that I believe have positioned it well. The fund's top 20 holdings now account for about 40% of its total net assets, giving the fund a sharper focus. I'm selecting holdings for the fund that I believe demonstrate the potential for positive return within a shorter time horizon, with relatively low risk. However, no sector appears to be so undervalued that I'll step in and make large bets right now. The fund is now poised to conservatively take advantage of the market environment. However, if the market were to continue to move in an identical manner next year as it has in 1999, it would be to the benefit of more aggressive funds.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to maintain a yield that
exceeds the composite
dividend yield of the S&P
500; also considers the
potential for capital
appreciation

START DATE: April 25, 1983

SIZE: as of November 30,
1999, more than $4.0
billion

MANAGER: Bob Chow, since
1996; joined Fidelity in
1989

BOB CHOW ON HOW HE FINDS
OPPORTUNITIES FOR THE FUND:

"The universe I follow is a large
one, consisting of dividend paying
large-cap, mid-cap and small-cap
stocks. I follow 500-600 companies
closely, watch their progress and
prepare to buy when the timing is
right at any given time. I look for
the opportunity to buy stocks that
have good business prospects and
are fundamentally sound, but which
may not be in favor for a variety of
reasons. Whenever the market
overreacts, there's the potential to
buy good companies that are
priced cheaply.

"I always consider the potential
for downside as well as the
prospects for return. I'm first and
foremost risk-averse, particularly in
a market such as we've had over the
past several years, where only a
small percentage of stocks have
performed well. Generally, I move
carefully and always know the
companies well that I buy for the
fund. In addition, my team of
Fidelity analysts helps in following
stocks, giving me ideas, along with
the research depth and breadth
that is crucial in managing a fund
of this type. The analysts help
comb through the thousands of
stocks out there, helping me find
the treasures others may miss. It's
the key to good performance over
the long term."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

General Electric Co.            4.2                     1.0

Exxon Corp.                     3.3                     2.2

SBC Communications, Inc.        2.3                     1.0

BP Amoco PLC sponsored ADR      2.3                     1.1

AT&T Corp.                      2.2                     1.7

Minnesota Mining &              2.1                     1.0
Manufacturing Co.

Bowater, Inc.                   2.1                     1.9

American Express Co.            2.1                     0.8

Citigroup, Inc.                 2.0                     1.3

Fannie Mae                        2.0                     1.0

                                 24.6                    13.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         22.5                    21.4

BASIC INDUSTRIES                11.0                    11.1

UTILITIES                       10.5                    8.2

ENERGY                          9.8                     11.4

INDUSTRIAL MACHINERY &          9.0                     8.4
EQUIPMENT



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                     AS OF MAY 31, 1999 **

Stocks                          95.3%                         Stocks                              99.1%

Convertible  Securities          0.3%                         Convertible  Securities              0.0%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 4.4%                         Net Other Assets                     0.9%

* FOREIGN  INVESTMENTS           4.2%                         ** FOREIGN  INVESTMENTS              4.3%

Row: 1, Col: 1, Value: 95.3                                   Row: 1, Col: 1, Value: 99.09999999999999
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.3                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.4                                    Row: 1, Col: 8, Value: 0.9





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 95.3%

                                 SHARES                     VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.7%

Boeing Co.                        880,000                   $ 35,915

GenCorp, Inc.                     1,040,000                  11,375

Textron, Inc.                     300,000                    21,319

                                                             68,609

BASIC INDUSTRIES - 11.0%

CHEMICALS & PLASTICS - 3.1%

Arch Chemicals, Inc.              780,000                    12,188

CK Witco Corp.                    900,000                    9,619

Dexter Corp.                      1,100,000                  39,738

E.I. du Pont de Nemours and       500,000                    29,719
Co.

Georgia Gulf Corp.                800,000                    20,400

Millennium Chemicals, Inc.        600,000                    11,738

                                                             123,402

IRON & STEEL - 0.7%

Bethlehem Steel Corp. (a)         1,400,000                  8,750

Nucor Corp.                       400,000                    20,175

                                                             28,925

METALS & MINING - 2.7%

Alcoa, Inc.                       900,000                    58,950

Olin Corp.                        1,600,000                  28,700

Phelps Dodge Corp.                400,000                    20,800

                                                             108,450

PACKAGING & CONTAINERS - 1.0%

American National Can Group,      300,000                    3,881
Inc.

Ball Corp.                        1,000,000                  37,188

                                                             41,069

PAPER & FOREST PRODUCTS - 3.5%

Bowater, Inc.                     1,700,000                  83,300

Champion International Corp.      660,000                    36,589

Chesapeake Corp.                  137,800                    4,401

Georgia-Pacific Corp.             380,000                    15,129

                                                             139,419

TOTAL BASIC INDUSTRIES                                       441,265

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
3.5%

BUILDING MATERIALS - 1.2%

Ferro Corp.                       1,000,000                 $ 21,063

Omnova Solutions, Inc.            1,166,000                  7,288

USG Corp.                         400,000                    19,850

                                                             48,201

CONSTRUCTION - 0.3%

Centex Corp.                      220,000                    5,225

Lennar Corp.                      350,000                    5,709

                                                             10,934

ENGINEERING - 1.0%

Fluor Corp.                       1,000,000                  42,063

REAL ESTATE INVESTMENT TRUSTS
- 1.0%

Apartment Investment &            264,000                    9,818
Management Co. Class A

Duke-Weeks Realty Corp.           300,000                    5,550

Equity Office Properties Trust    850,000                    18,647

Public Storage, Inc.              240,000                    5,475

                                                             39,490

TOTAL CONSTRUCTION & REAL                                    140,688
ESTATE

DURABLES - 3.9%

AUTOS, TIRES, & ACCESSORIES -
1.2%

Ford Motor Co.                    600,000                    30,300

General Motors Corp.              250,000                    18,000

                                                             48,300

CONSUMER DURABLES - 2.1%

Minnesota Mining &                900,000                    86,006
Manufacturing Co.

HOME FURNISHINGS - 0.6%

Leggett & Platt, Inc.             1,100,000                  23,581

TOTAL DURABLES                                               157,887

ENERGY - 9.8%

ENERGY SERVICES - 3.1%

Halliburton Co.                   1,000,000                  38,688

Schlumberger Ltd.                 500,000                    30,031

Weatherford International,        1,600,000                  55,900
Inc. (a)

                                                             124,619

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - 6.7%

Apache Corp.                      400,000                   $ 14,325

BP Amoco PLC sponsored ADR        1,500,000                  91,406

Exxon Corp.                       1,700,000                  134,831

Kerr-McGee Corp.                  360,000                    20,610

Tesoro Petroleum Corp. (a)        794,500                    9,534

                                                             270,706

TOTAL ENERGY                                                 395,325

FINANCE - 22.5%

BANKS - 6.9%

Bank of America Corp.             800,000                    46,800

Bank of New York Co., Inc.        900,000                    35,888

Chase Manhattan Corp.             650,000                    50,213

Comerica, Inc.                    950,000                    50,350

FleetBoston Financial Corp.       1,500,000                  56,719

Mellon Financial Corp.            1,100,000                  40,081

                                                             280,051

CREDIT & OTHER FINANCE - 6.4%

American Express Co.              550,000                    83,222

Associates First Capital          280,000                    9,310
Corp. Class A

Citigroup, Inc.                   1,500,000                  80,813

Countrywide Credit                700,000                    19,687
Industries, Inc.

Household International, Inc.     1,600,000                  63,300

                                                             256,332

FEDERAL SPONSORED CREDIT - 3.9%

Fannie Mae                        1,200,000                  79,950

Freddie Mac                       1,600,000                  79,000

                                                             158,950

INSURANCE - 3.8%

American International Group,     680,000                    70,210
Inc.

MBIA, Inc.                        800,000                    40,000

PMI Group, Inc.                   825,000                    41,198

                                                             151,408

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

SECURITIES INDUSTRY - 1.5%

Lehman Brothers Holdings,         800,000                   $ 61,100
Inc.

TOTAL FINANCE                                                907,841

HEALTH - 7.9%

DRUGS & PHARMACEUTICALS - 5.4%

American Home Products Corp.      550,000                    28,600

Bristol-Myers Squibb Co.          800,000                    58,450

Eli Lilly & Co.                   560,000                    40,180

Merck & Co., Inc.                 900,000                    70,650

Schering-Plough Corp.             400,000                    20,450

                                                             218,330

MEDICAL EQUIPMENT & SUPPLIES
- 2.5%

Abbott Laboratories               1,000,000                  38,000

Becton, Dickinson & Co.           400,000                    10,900

Johnson & Johnson                 390,000                    40,463

Mallinckrodt, Inc.                350,000                    11,638

                                                             101,001

TOTAL HEALTH                                                 319,331

INDUSTRIAL MACHINERY &
EQUIPMENT - 9.0%

ELECTRICAL EQUIPMENT - 4.9%

General Electric Co.              1,300,000                  168,992

Koninklijke Philips               250,000                    29,875
Electronics NV (NY Shares)

                                                             198,867

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.4%

Ingersoll-Rand Co.                200,000                    9,687

Kennametal, Inc.                  1,300,000                  43,225

Timken Co.                        1,600,000                  30,600

Tyco International Ltd.           620,000                    24,839

Varian Semiconductor              1,200,000                  28,200
Equipment Associates, Inc.
(a)

                                                             136,551

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 0.7%

Republic Services, Inc. Class     700,000                   $ 8,706
A (a)

Waste Management, Inc.            1,200,000                  19,500

                                                             28,206

TOTAL INDUSTRIAL MACHINERY &                                 363,624
EQUIPMENT

MEDIA & LEISURE - 1.3%

BROADCASTING - 0.5%

CBS Corp. (a)                     400,000                    20,800

ENTERTAINMENT - 0.3%

Walt Disney Co.                   400,000                    11,150

PUBLISHING - 0.5%

McGraw-Hill Companies, Inc.       380,000                    21,541

TOTAL MEDIA & LEISURE                                        53,491

NONDURABLES - 1.1%

HOUSEHOLD PRODUCTS - 0.4%

Church & Dwight Co., Inc.         608,800                    17,046

TOBACCO - 0.7%

Philip Morris Companies, Inc.     1,100,000                  28,944

TOTAL NONDURABLES                                            45,990

RETAIL & WHOLESALE - 4.8%

APPAREL STORES - 0.5%

Ross Stores, Inc.                 1,000,000                  19,188

DRUG STORES - 0.2%

CVS Corp.                         200,000                    7,938

GENERAL MERCHANDISE STORES -
3.2%

Federated Department Stores,      1,200,000                  56,475
Inc. (a)

Jo-Ann Stores, Inc. Class B       720,000                    8,730
(non-vtg.) (a)

The May Department Stores Co.     1,100,000                  36,988

Wal-Mart Stores, Inc.             440,000                    25,355

                                                             127,548

GROCERY STORES - 0.2%

Safeway, Inc. (a)                 260,000                    9,588

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.7%

Home Depot, Inc.                  340,000                   $ 26,881

TOTAL RETAIL & WHOLESALE                                     191,143

SERVICES - 0.5%

ACNielsen Corp. (a)               750,000                    18,609

TECHNOLOGY - 7.0%

COMMUNICATIONS EQUIPMENT - 0.5%

Nortel Networks Corp.             260,000                    19,131

COMPUTER SERVICES & SOFTWARE
- 1.5%

Litton Industries, Inc. (a)       420,000                    18,821

Microsoft Corp. (a)               350,000                    31,866

Unisys Corp. (a)                  400,000                    11,500

                                                             62,187

COMPUTERS & OFFICE EQUIPMENT
- 3.4%

EMC Corp. (a)                     220,000                    18,384

International Business            300,000                    30,919
Machines Corp.

Pitney Bowes, Inc.                950,000                    45,541

UNOVA, Inc. (a)(c)                3,200,000                  42,000

                                                             136,844

ELECTRONIC INSTRUMENTS - 0.9%

Novellus Systems, Inc. (a)        180,000                    14,783

Tektronix, Inc.                   600,000                    20,400

                                                             35,183

ELECTRONICS - 0.7%

Micron Technology, Inc. (a)       120,000                    8,055

Texas Instruments, Inc.           200,000                    19,213

                                                             27,268

TOTAL TECHNOLOGY                                             280,613

TRANSPORTATION - 0.8%

RAILROADS - 0.8%

Burlington Northern Santa Fe      1,100,000                  31,900
Corp.

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

UTILITIES - 10.5%

ELECTRIC UTILITY - 1.2%

CMS Energy Corp.                  400,000                   $ 13,300

Duke Energy Corp.                 300,000                    15,206

Entergy Corp.                     480,000                    13,230

PG&E Corp.                        383,000                    8,570

                                                             50,306

TELEPHONE SERVICES - 9.3%

AT&T Corp.                        1,600,000                  89,400

Bell Atlantic Corp.               660,000                    41,786

CenturyTel, Inc.                  1,000,000                  46,000

MCI WorldCom, Inc. (a)            479,600                    39,657

SBC Communications, Inc.          1,800,000                  93,488

Sprint Corp. (FON Group)          233,500                    16,199

U.S. WEST, Inc.                   750,000                    46,547

                                                             373,077

TOTAL UTILITIES                                              423,383

TOTAL COMMON STOCKS                                        3,839,699
(Cost $3,194,116)

CONVERTIBLE PREFERRED STOCKS
- 0.3%



MEDIA & LEISURE - 0.3%

BROADCASTING - 0.3%

MediaOne Group, Inc.              100,000                    10,200
(Vodafone AirTouch PLC)
$3.63 PIES

PUBLISHING - 0.0%

Taylor (J.N.) Holdings Ltd.       50,000                     0
9.5%

TOTAL MEDIA & LEISURE                                        10,200

TOTAL CONVERTIBLE PREFERRED                                  10,200
STOCKS
(Cost $10,621)

CASH EQUIVALENTS - 4.3%

                                 SHARES                     VALUE (NOTE 1) (000S)

Central Cash Collateral Fund,     734,100                   $ 734
5.69% (b)

Taxable Central Cash Fund,        174,686,205                174,686
5.34% (b)

TOTAL CASH EQUIVALENTS                                       175,420
(Cost $175,420)

TOTAL INVESTMENT PORTFOLIO -                                 4,025,319
99.9%
(Cost $3,380,157)

NET OTHER ASSETS - 0.1%                                      4,875

NET ASSETS - 100%                                          $ 4,030,194


SECURITY TYPE ABBREVIATIONS

PIES                         -   Premium Income Equity
                                 Securities

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $3,385,898,000. Net unrealized appreciation aggregated $639,421,000, of which $819,176,000 related to appreciated investment securities and $179,755,000 related to depreciated investment securities.

The fund hereby designates approximately $256,174,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer to its fiscal year ending November 30, 2000 approximately $6,428,000 of losses recognized during the period November 1, 1999 to November 30, 1999.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)
                                     NOVEMBER 30, 1999

ASSETS

Investment in securities, at              $ 4,025,319
value (cost $3,380,157) -
See accompanying schedule

Cash                                       38

Receivable for investments                 92,782
sold

Receivable for fund shares                 2,019
sold

Dividends receivable                       6,531

Interest receivable                        761

Other receivables                          8

 TOTAL ASSETS                              4,127,458

LIABILITIES

Payable for investments         $ 78,913
purchased

Payable for fund shares          13,460
redeemed

Accrued management fee           1,642

Distribution fees payable        1,903

Other payables and accrued       612
expenses

Collateral on securities         734
loaned, at value

 TOTAL LIABILITIES                         97,264

NET ASSETS                                $ 4,030,194

Net Assets consist of:

Paid in capital                           $ 2,927,302

Undistributed net investment               3,465
income

Accumulated undistributed net              454,262
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                645,165
(depreciation) on investments

NET ASSETS                                $ 4,030,194

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)
                        NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $27.72
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share    ($120,279
(divided by) 4,339 shares)

Maximum offering price per         $29.41
share (100/94.25 of $27.72)

CLASS T: NET ASSET VALUE and       $27.95
redemption price per share
 ($2,493,618 (divided by)
89,216 shares)

Maximum offering price per         $28.96
share (100/96.50 of $27.95)

CLASS B: NET ASSET VALUE and       $27.79
offering price per share
($893,463 (divided by)
32,151 shares) A

CLASS C: NET ASSET VALUE and       $27.81
offering price per share
($64,931 (divided by) 2,335
shares) A

INSTITUTIONAL CLASS: NET           $28.19
ASSET VALUE, offering price
and redemption price   per
share ($457,903 (divided by)
16,243 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS         YEAR
                             ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                            $ 68,151
Dividends (including $381
received from affiliated
issuers)

Interest                                      7,845

Security lending                              20

 TOTAL INCOME                                 76,016

EXPENSES

Management fee                   $ 20,466

Transfer agent fees               8,277

Distribution fees                 23,389

Accounting and security           902
lending fees

Non-interested trustees'          17
compensation

Custodian fees and expenses       70

Registration fees                 197

Audit                             44

Legal                             20

Miscellaneous                     14

 Total expenses before            53,396
reductions

 Expense reductions               (1,076)     52,320

NET INVESTMENT INCOME                         23,696

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            456,334
(including realized loss of
$3,160 on  sales of
investments in affiliated
issuers)

 Foreign currency transactions    (85)        456,249

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (327,746)

 Assets and liabilities in        (15)        (327,761)
foreign currencies

NET GAIN (LOSS)                               128,488

NET INCREASE (DECREASE) IN                   $ 152,184
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ 23,696                      $ 25,816
income

 Net realized gain (loss)       456,249                       223,136

 Change in net unrealized       (327,761)                     212,047
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     152,184                       460,999
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (24,375)                      (25,412)
From net investment income

 From net realized gain         (187,706)                     (218,223)

 TOTAL DISTRIBUTIONS            (212,081)                     (243,635)

Share transactions - net        (18,482)                      528,457
increase (decrease)

  TOTAL INCREASE (DECREASE)     (78,379)                      745,821
IN NET ASSETS

NET ASSETS

 Beginning of period            4,108,573                     3,362,752

 End of period (including      $ 4,030,194                   $ 4,108,573
undistributed net investment
income of $3,465 and $4,229,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999       1998      1997      1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.15    $ 26.69   $ 22.78   $ 20.38
period

Income from Investment
Operations

Net investment income E           .23        .24       .23       .06

Net realized and unrealized       .88        3.19      4.61      2.44
gain (loss)

Total from investment             1.11       3.43      4.84      2.50
operations

Less Distributions

From net investment income        (.25)      (.25)     (.34)     (.10)

From net realized gain            (1.29)     (1.72)    (.59)     -

Total distributions               (1.54)     (1.97)    (.93)     (.10)

Net asset value, end of period   $ 27.72    $ 28.15   $ 26.69   $ 22.78

TOTAL RETURN B, C                 4.06%      13.82%    22.05%    12.31%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 120,279  $ 65,436  $ 25,659  $ 3,306
(000 omitted)

Ratio of expenses to average      .99%       1.03%     1.26% G   1.46% A, D, G
net assets

Ratio of expenses to average      .96% H     1.02% H   1.25% H   1.44% A, H
net assets  after expense
reductions

Ratio of net investment           .83%       .89%      .93%      1.27% A
income to  average net assets

Portfolio turnover                113%       59%       55%       78%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999         1998         1997         1996         1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 28.35      $ 26.85      $ 22.83      $ 19.95      $ 15.96
of period

Income from Investment
Operations

Net investment income             .17 C        .19 C        .26 C        .30 C        .31

Net realized and unrealized       .90          3.22         4.62         3.35         4.26
gain (loss)

Total from investment             1.07         3.41         4.88         3.65         4.57
operations

Less Distributions

From net investment income        (.18)        (.19)        (.27)        (.31)        (.30)

From net realized gain            (1.29)       (1.72)       (.59)        (.46)        (.28)

 Total distributions              (1.47)       (1.91)       (.86)        (.77)        (.58)

Net asset value, end of period   $ 27.95      $ 28.35      $ 26.85      $ 22.83      $ 19.95

TOTAL RETURN A, B                 3.89%        13.63%       22.12%       18.89%       29.46%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,493,618  $ 2,635,406  $ 2,190,070  $ 1,672,994  $ 880,054
(000 omitted)

Ratio of expenses to average      1.21%        1.21%        1.23%        1.27%        1.48%
net assets

Ratio of expenses to average      1.18% D      1.20% D      1.21% D      1.26% D      1.47% D
net assets after expense
reductions

Ratio of net investment           .61%         .72%         1.05%        1.45%        1.78%
income to average net assets

Portfolio turnover                113%         59%          55%          78%          80%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 28.20    $ 26.73    $ 22.73    $ 19.90    $ 15.94
of period

Income from  Investment
Operations

Net investment income             .03 C      .05 C      .13 C      .19 C      .26

Net realized and  unrealized      .88        3.21       4.61       3.33       4.23
gain (loss)

Total from investment             .91        3.26       4.74       3.52       4.49
operations

Less Distributions

From net investment income        (.03)      (.07)      (.15)      (.23)      (.25)

From net realized gain            (1.29)     (1.72)     (.59)      (.46)      (.28)

Total distributions               (1.32)     (1.79)     (.74)      (.69)      (.53)

Net asset value, end of period   $ 27.79    $ 28.20    $ 26.73    $ 22.73    $ 19.90

TOTAL RETURN A,  B                3.33%      13.06%     21.52%     18.22%     28.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 893,463  $ 877,573  $ 682,308  $ 500,447  $ 270,101
(000 omitted)

Ratio of expenses to  average     1.72%      1.74%      1.74% D    1.81%      1.85%
net assets

Ratio of expenses to average      1.69% E    1.72% E    1.73% E    1.79% E    1.84% E
net assets after expense
reductions

Ratio of net investment           .10%       .19%       .53%       .92%       1.41%
income to average net assets

Portfolio turnover                113%       59%        55%        78%        80%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.23   $ 26.84   $ 26.65
period

Income from Investment
Operations

Net investment income D           .02       .02       .02

Net realized and unrealized       .89       3.21      .17
gain (loss)

Total from investment             .91       3.23      .19
operations

Less Distributions

From net investment income        (.04)     (.12)     -

From net realized gain            (1.29)    (1.72)    -

Total distributions               (1.33)    (1.84)    -

Net asset value, end of period   $ 27.81   $ 28.23   $ 26.84

TOTAL RETURN B, C                 3.32%     12.90%    0.71%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 64,931  $ 37,014  $ 684
(000 omitted)

Ratio of expenses to average      1.73%     1.84%     1.85% A, F
net assets

Ratio of expenses to average      1.70% G   1.82% G   1.81% A, G
net assets  after expense
reductions

Ratio of net investment           .09%      .07%      1.24% A
income to average net assets

Portfolio turnover                113%      59%       55%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 28.59    $ 27.07    $ 23.00    $ 20.09    $ 16.07
of period

Income from  Investment
Operations

Net investment income             .32 B      .34 B      .39 B      .42 B      .45

Net realized and  unrealized      .90        3.24       4.68       3.37       4.28
gain (loss)

Total from investment             1.22       3.58       5.07       3.79       4.73
operations

Less Distributions

From net investment income        (.33)      (.34)      (.41)      (.42)      (.43)

From net realized gain            (1.29)     (1.72)     (.59)      (.46)      (.28)

Total distributions               (1.62)     (2.06)     (1.00)     (.88)      (.71)

Net asset value, end of period   $ 28.19    $ 28.59    $ 27.07    $ 23.00    $ 20.09

TOTAL RETURN A                    4.40%      14.23%     22.87%     19.54%     30.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 457,903  $ 493,144  $ 464,031  $ 343,867  $ 297,453
(000 omitted)

Ratio of expenses to average      .69%       .68%       .69%       .71%       .74%
net assets

Ratio of expenses to average      .66% C     .67% C     .67% C     .70% C     .73% C
net assets after expense
reductions

Ratio of net investment           1.13%      1.25%      1.60%      2.02%      2.52%
income to average net assets

Portfolio turnover                113%       59%        55%        78%        80%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Equity Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) (formerly a fund of Fidelity Advisor Series III) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $4,580,194,000 and $4,709,281,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .48% of average net assets

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC   RETAINED BY FDC

CLASS A   $ 243,000     $ 0

CLASS T    13,410,000    176,000

CLASS B    9,194,000     6,901,000

CLASS C    542,000       366,000

          $ 23,389,000  $ 7,443,000


4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 768,000    $ 351,000

CLASS T    1,210,000    363,000

CLASS B    1,748,000    1,748,000*

CLASS C    32,000       32,000*

          $ 3,758,000  $ 2,494,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 225,000    .23

CLASS T                 5,182,000   .19

CLASS B                 1,889,000   .21

CLASS C                 119,000     .22

INSTITUTIONAL CLASS     862,000     .18

                       $ 8,277,000

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $487,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $718,000. The fund received cash collateral of $734,000 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,072,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS A   $ 3,000

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                            YEARS ENDED NOVEMBER 30,

                            1999                      1998

FROM NET INVESTMENT INCOME

Class A                     $ 811,000                 $ 412,000

Class T                      16,902,000                17,008,000

Class B                      963,000                   1,994,000

Class C                      72,000                    38,000

Institutional Class          5,627,000                 5,960,000

Total                       $ 24,375,000              $ 25,412,000

FROM NET REALIZED GAIN

Class A                     $ 3,101,000               $ 1,745,000

Class T                      120,155,000               142,228,000

Class B                      40,402,000                44,523,000

Class C                      1,765,000                 120,000

Institutional Class          22,283,000                29,607,000

Total                       $ 187,706,000             $ 218,223,000

                            $ 212,081,000             $ 243,635,000

8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

AMOUNTS IN THOUSANDS            SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

                                1999                     1998                     1999                     1998



CLASS A Shares sold              2,776                   1,676                   $ 79,105                 $ 45,746

Reinvestment of distributions    137                      81                       3,752                    2,044

Shares redeemed                  (898)                    (394)                    (25,235)                 (10,576)

Net increase (decrease)          2,015                    1,363                   $ 57,622                 $ 37,214

CLASS T Shares sold              21,844                   29,496                  $ 622,299                $ 803,775

Reinvestment of distributions    4,734                    5,979                    130,656                  151,631

Shares redeemed                  (30,306)                 (24,087)                 (860,850)                (653,931)

Net increase (decrease)          (3,728)                  11,388                  $ (107,895)              $ 301,475

CLASS B Shares sold              6,290                    7,788                   $ 178,412                $ 212,094

Reinvestment of distributions    1,326                    1,630                    36,300                   41,041

Shares redeemed                  (6,588)                  (3,817)                  (185,915)                (102,483)

Net increase (decrease)          1,028                    5,601                   $ 28,797                 $ 150,652

CLASS C Shares sold              1,541                    1,373                   $ 43,796                 $ 37,538

Reinvestment of distributions    59                       6                        1,620                    145

Shares redeemed                  (576)                    (93)                     (16,333)                 (2,412)

Net increase (decrease)          1,024                    1,286                   $ 29,083                 $ 35,271

INSTITUTIONAL CLASS Shares       3,228                    4,647                   $ 94,842                 $ 128,397
sold

Reinvestment of distributions    887                      1,179                    24,727                   30,191

Shares redeemed                  (5,122)                  (5,719)                  (145,658)                (154,743)

Net increase (decrease)          (1,007)                  107                     $ (26,089)               $ 3,845


9. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS              PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE
AFFILIATE

PXRE Corp.                        $ -                $ 4,103         $ 381                $ -

UNOVA, Inc.                        8,985              4,810           -                    42,000

TOTALS                            $ 8,985            $ 8,913         $ 381                $ 42,000


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Equity Income Fund as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the four-year period ended November 30, 1998 were audited by other auditors whose report, dated January 12, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

           PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Class A    12/20/99 12/17/99    $.06      $2.74
            1/10/00   1/7/00    -         $.01
Class T    12/20/99 12/17/99    $.04      $2.74
            1/10/00   1/7/00    -         $.01
Class B    12/20/99 12/17/99    $.01      $2.74
            1/10/00   1/7/00    -         $.01
Class C    12/20/99 12/17/00    $.01      $2.74
            1/10/00   1/7/00    -         $.01

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 100%, 100%, 100% and 100% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane Jr., Vice President
C. Robert Chow, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUND
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
EQUITY INCOME
FUND - INSTITUTIONAL CLASS

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     6   The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            9   A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   10  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          18  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets,  as
                                  well as financial highlights.

NOTES                         27  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  36  The auditors' opinion.

DISTRIBUTIONS                 37

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR EQUITY INCOME FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY INCOME -      4.40%        128.47%       277.44%
INST CL

Russell 3000 Value                9.54%        173.80%       321.25%

S&P 500 (registered trademark)    20.90%       236.51%       415.33%

Equity Income Funds Average       5.57%        125.73%       231.57%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the Institutional Class' returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations and the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV EQUITY INCOME -  4.40%        17.97%        14.21%
INST CL

Russell 3000 Value            9.54%        22.32%        15.47%

S&P 500                       20.90%       27.47%        17.82%

Equity Income Funds Average   5.57%        17.57%        12.63%

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Equity Income -CL I      Russell 3000 Value
             00080                       RS008
  1989/11/30      10000.00                    10000.00
  1989/12/31      10145.61                    10203.08
  1990/01/31       9504.07                     9561.42
  1990/02/28       9521.04                     9802.02
  1990/03/31       9521.04                     9916.76
  1990/04/30       9152.54                     9532.46
  1990/05/31       9755.24                    10302.89
  1990/06/30       9712.00                    10083.42
  1990/07/31       9555.50                     9976.32
  1990/08/31       8829.87                     9080.21
  1990/09/30       8162.14                     8624.14
  1990/10/31       7976.64                     8483.17
  1990/11/30       8509.60                     9067.83
  1990/12/31       8696.94                     9300.60
  1991/01/31       9139.47                     9737.54
  1991/02/28       9792.93                    10405.62
  1991/03/31       9949.22                    10588.85
  1991/04/30       9948.98                    10667.35
  1991/05/31      10493.84                    11070.78
  1991/06/30      10012.19                    10601.78
  1991/07/31      10560.13                    11034.53
  1991/08/31      10783.78                    11243.99
  1991/09/30      10727.91                    11167.67
  1991/10/31      10906.66                    11348.72
  1991/11/30      10464.37                    10774.26
  1991/12/31      11289.48                    11663.81
  1992/01/31      11403.13                    11744.32
  1992/02/29      11755.44                    12051.03
  1992/03/31      11564.45                    11879.46
  1992/04/30      11976.63                    12342.63
  1992/05/31      12082.35                    12422.77
  1992/06/30      11947.83                    12322.78
  1992/07/31      12258.16                    12797.79
  1992/08/31      11967.14                    12417.31
  1992/09/30      12064.85                    12594.16
  1992/10/31      12211.60                    12627.86
  1992/11/30      12652.15                    13071.54
  1992/12/31      12976.68                    13401.76
  1993/01/31      13370.91                    13817.57
  1993/02/28      13717.01                    14267.81
  1993/03/31      14172.39                    14698.02
  1993/04/30      14122.82                    14496.21
  1993/05/31      14351.91                    14800.93
  1993/06/30      14502.07                    15111.83
  1993/07/31      14702.60                    15288.87
  1993/08/31      15235.16                    15844.93
  1993/09/30      15144.48                    15902.30
  1993/10/31      15325.85                    15925.80
  1993/11/30      15043.72                    15589.94
  1993/12/31      15416.53                    15901.39
  1994/01/31      16142.02                    16499.71
  1994/02/28      15738.97                    15984.45
  1994/03/31      15068.21                    15378.11
  1994/04/30      15595.85                    15658.79
  1994/05/31      15717.61                    15819.43
  1994/06/30      15624.07                    15437.49
  1994/07/31      16165.65                    15897.20
  1994/08/31      17024.01                    16371.48
  1994/09/30      16746.81                    15866.60
  1994/10/31      17075.78                    16033.08
  1994/11/30      16520.64                    15385.40
  1994/12/31      16572.30                    15592.12
  1995/01/31      16835.68                    16013.41
  1995/02/28      17436.20                    16642.50
  1995/03/31      18017.45                    16978.91
  1995/04/30      18505.85                    17512.20
  1995/05/31      19036.71                    18213.61
  1995/06/30      19302.79                    18497.01
  1995/07/31      20018.10                    19143.96
  1995/08/31      20263.66                    19444.30
  1995/09/30      20903.89                    20105.64
  1995/10/31      20678.66                    19845.91
  1995/11/30      21547.42                    20829.99
  1995/12/31      22123.03                    21365.29
  1996/01/31      22785.90                    21980.55
  1996/02/29      22885.31                    22163.41
  1996/03/31      23062.56                    22548.27
  1996/04/30      23229.04                    22684.32
  1996/05/31      23417.71                    22995.77
  1996/06/30      23295.91                    22986.67
  1996/07/31      22426.50                    22080.36
  1996/08/31      22872.35                    22746.07
  1996/09/30      23697.45                    23619.95
  1996/10/31      24190.21                    24465.98
  1996/11/30      25758.10                    26192.99
  1996/12/31      25498.74                    25978.98
  1997/01/31      26376.81                    27148.48
  1997/02/28      26584.78                    27532.97
  1997/03/31      25551.40                    26568.32
  1997/04/30      26642.15                    27611.01
  1997/05/31      28197.04                    29218.41
  1997/06/30      29600.32                    30494.60
  1997/07/31      31743.76                    32688.34
  1997/08/31      30497.30                    31685.14
  1997/09/30      32116.87                    33619.29
  1997/10/31      30725.56                    32682.20
  1997/11/30      31649.20                    34018.28
  1997/12/31      32291.35                    35027.09
  1998/01/31      32228.44                    34517.83
  1998/02/28      34521.52                    36818.44
  1998/03/31      36102.03                    38996.72
  1998/04/30      36277.95                    39251.08
  1998/05/31      35963.80                    38591.89
  1998/06/30      36405.64                    39019.32
  1998/07/31      35863.59                    38119.44
  1998/08/31      30493.51                    32421.59
  1998/09/30      31980.21                    34279.82
  1998/10/31      34610.45                    36798.45
  1998/11/30      36153.19                    38455.09
  1998/12/31      37706.18                    39755.94
  1999/01/31      36996.18                    39977.36
  1999/02/28      36266.08                    39247.73
  1999/03/31      36994.64                    39977.33
  1999/04/30      40042.04                    43705.27
  1999/05/31      39323.44                    43352.34
  1999/06/30      40925.51                    44633.54
  1999/07/31      39403.33                    43343.91
  1999/08/31      38308.42                    41738.94
  1999/09/30      36820.45                    40325.68
  1999/10/31      37971.92                    42419.79
  1999/11/30      37744.31                    42124.83
IMATRL PRASUN   SHR__CHT 19991130 19991215 172252 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Income Fund - Institutional Class on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $37,744 - a 277.44% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $42,125 - a 321.25% increase. Going forward, the fund will compare its performance to that of the Russell 3000 Value Index, rather than the Standard & Poor's 500 Index. The Russell 3000 Value index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER EQUITY INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATIONS. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE EQUITY INCOME FUNDS AVERAGE ARE 4.43%, 121.73%, 224.66%, AND 4.43%, 17.17%, 12.40%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000 (registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Bob Chow)

An interview with Bob Chow, Portfolio Manager of Fidelity Advisor
Equity Income Fund

Q. HOW DID THE FUND PERFORM, BOB?

A. For the 12 months that ended November 30, 1999, the fund's
Institutional Class shares returned 4.40%. During the same period, the equity income funds average tracked by Lipper Inc. returned 5.57%, while the Russell 3000 Value Index returned 9.54%.

Q. WHY DID THE FUND'S PERFORMANCE LAG THE RETURNS OF THE INDEX AND ITS
PEER GROUP?

A. The fund's performance would have been more in line with the index and its peer group, except for two factors. First, the fund's performance was hurt by its holdings in two waste management companies, Waste Management and Republic Services. Both companies suffered from unexpected internal financial difficulties. Second, Philip Morris, at one time one of the fund's larger holdings, continued to experience ongoing and highly visible legal battles and slow earnings growth during 1999, contributing to its weak performance.

Q. WHAT STRATEGY DID YOU PURSUE DURING THE PAST YEAR IN THIS VERY
CHALLENGING ENVIRONMENT FOR VALUE-ORIENTED INVESTING?

A. The market continued to favor primarily the largest stocks, particularly in the technology sector, during 1999. In such a narrow market, equity income funds such as mine, which emphasize income over growth stocks, faced an uphill battle. I continued to follow my bottom-up, value-oriented investment approach to try to maintain a conservative risk profile with low price volatility. I searched for dividend-paying stocks at reasonable prices, leading me to avoid most large-cap, expensive stocks. However, I did add to the fund's large-cap stocks on a company-by-company basis, being very careful to select only those that were not too expensive and had good earnings prospects. Examples include General Electric and Exxon. I also continued to reduce the number of holdings, eliminating those names with more modest short-term prospects and making it easier to track the stocks in the portfolio.

Q. WERE THERE ANY OTHER DISAPPOINTMENTS?

A. Lockheed Martin management made many acquisitions, and tried to integrate these disparate and traditionally slow-moving businesses too quickly. As a result, Lockheed Martin was not able to make its earnings targets, and its stock performed poorly. The fund no longer holds this stock.

Q. WHICH STOCKS HELPED PERFORMANCE?

A. Performance was helped by stock selection within the energy, cyclical and finance sectors. Within energy, fund holding Kerr-McGee benefited from significantly improved oil prices and a well-timed acquisition of a competitor, helping its stock performance. Lehman Brothers, a medium-size company, contributed significantly to performance. This investment-banking firm, which specializes in fixed-income underwriting, was very cheaply priced last year, when I bought the stock. Lehman came back strong this year, exceeding its earnings targets as the industry settled down, and its stock performed well. Alcoa also did very well. It's currently one of the best-managed cyclical companies in its industry and, although aluminum hasn't moved up in price, Alcoa continued to grow its earnings through a combination of cost cutting, good capital management and successful acquisition activity.

Q. WHAT'S YOUR OUTLOOK, BOB?

A. I've made some changes to the fund that I believe have positioned it well. The fund's top 20 holdings now account for about 40% of its total net assets, giving the fund a sharper focus. I'm selecting holdings for the fund that I believe demonstrate the potential for positive return within a shorter time horizon, with relatively low risk. However, no sector appears to be so undervalued that I'll step in and make large bets right now. The fund is now poised to conservatively take advantage of the market environment. However, if the market were to continue to move in an identical manner next year as it has in 1999, it would be to the benefit of more aggressive funds.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to maintain a yield that
exceeds the composite
dividend yield of the S&P
500; also considers the
potential for capital
appreciation

START DATE: April 25, 1983

SIZE: as of November 30,
1999, more than $4.0
billion

MANAGER: Bob Chow, since
1996; joined Fidelity in
1989

BOB CHOW ON HOW HE FINDS
OPPORTUNITIES FOR THE FUND:

"The universe I follow is a large
one, consisting of dividend paying
large-cap, mid-cap and small-cap
stocks. I follow 500-600 companies
closely, watch their progress and
prepare to buy when the timing is
right at any given time. I look for
the opportunity to buy stocks that
have good business prospects and
are fundamentally sound, but which
may not be in favor for a variety of
reasons. Whenever the market
overreacts, there's the potential to
buy good companies that are
priced cheaply.

"I always consider the potential
for downside as well as the
prospects for return. I'm first and
foremost risk-averse, particularly in
a market such as we've had over the
past several years, where only a
small percentage of stocks have
performed well. Generally, I move
carefully and always know the
companies well that I buy for the
fund. In addition, my team of
Fidelity analysts helps in following
stocks, giving me ideas, along with
the research depth and breadth
that is crucial in managing a fund
of this type. The analysts help
comb through the thousands of
stocks out there, helping me find
the treasures others may miss. It's
the key to good performance over
the long term."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

General Electric Co.            4.2                     1.0

Exxon Corp.                     3.3                     2.2

SBC Communications, Inc.        2.3                     1.0

BP Amoco PLC sponsored ADR      2.3                     1.1

AT&T Corp.                      2.2                     1.7

Minnesota Mining &              2.1                     1.0
Manufacturing Co.

Bowater, Inc.                   2.1                     1.9

American Express Co.            2.1                     0.8

Citigroup, Inc.                 2.0                     1.3

Fannie Mae                        2.0                     1.0

                                 24.6                    13.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         22.5                    21.4

BASIC INDUSTRIES                11.0                    11.1

UTILITIES                       10.5                    8.2

ENERGY                          9.8                     11.4

INDUSTRIAL MACHINERY &          9.0                     8.4
EQUIPMENT



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                     AS OF MAY 31, 1999 **

Stocks                          95.3%                         Stocks                              99.1%

Convertible  Securities          0.3%                         Convertible  Securities              0.0%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 4.4%                         Net Other Assets                     0.9%

* FOREIGN  INVESTMENTS           4.2%                         ** FOREIGN  INVESTMENTS              4.3%

Row: 1, Col: 1, Value: 95.3                                   Row: 1, Col: 1, Value: 99.09999999999999
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.3                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.4                                    Row: 1, Col: 8, Value: 0.9





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 95.3%

                                 SHARES                     VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.7%

Boeing Co.                        880,000                   $ 35,915

GenCorp, Inc.                     1,040,000                  11,375

Textron, Inc.                     300,000                    21,319

                                                             68,609

BASIC INDUSTRIES - 11.0%

CHEMICALS & PLASTICS - 3.1%

Arch Chemicals, Inc.              780,000                    12,188

CK Witco Corp.                    900,000                    9,619

Dexter Corp.                      1,100,000                  39,738

E.I. du Pont de Nemours and       500,000                    29,719
Co.

Georgia Gulf Corp.                800,000                    20,400

Millennium Chemicals, Inc.        600,000                    11,738

                                                             123,402

IRON & STEEL - 0.7%

Bethlehem Steel Corp. (a)         1,400,000                  8,750

Nucor Corp.                       400,000                    20,175

                                                             28,925

METALS & MINING - 2.7%

Alcoa, Inc.                       900,000                    58,950

Olin Corp.                        1,600,000                  28,700

Phelps Dodge Corp.                400,000                    20,800

                                                             108,450

PACKAGING & CONTAINERS - 1.0%

American National Can Group,      300,000                    3,881
Inc.

Ball Corp.                        1,000,000                  37,188

                                                             41,069

PAPER & FOREST PRODUCTS - 3.5%

Bowater, Inc.                     1,700,000                  83,300

Champion International Corp.      660,000                    36,589

Chesapeake Corp.                  137,800                    4,401

Georgia-Pacific Corp.             380,000                    15,129

                                                             139,419

TOTAL BASIC INDUSTRIES                                       441,265

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
3.5%

BUILDING MATERIALS - 1.2%

Ferro Corp.                       1,000,000                 $ 21,063

Omnova Solutions, Inc.            1,166,000                  7,288

USG Corp.                         400,000                    19,850

                                                             48,201

CONSTRUCTION - 0.3%

Centex Corp.                      220,000                    5,225

Lennar Corp.                      350,000                    5,709

                                                             10,934

ENGINEERING - 1.0%

Fluor Corp.                       1,000,000                  42,063

REAL ESTATE INVESTMENT TRUSTS
- 1.0%

Apartment Investment &            264,000                    9,818
Management Co. Class A

Duke-Weeks Realty Corp.           300,000                    5,550

Equity Office Properties Trust    850,000                    18,647

Public Storage, Inc.              240,000                    5,475

                                                             39,490

TOTAL CONSTRUCTION & REAL                                    140,688
ESTATE

DURABLES - 3.9%

AUTOS, TIRES, & ACCESSORIES -
1.2%

Ford Motor Co.                    600,000                    30,300

General Motors Corp.              250,000                    18,000

                                                             48,300

CONSUMER DURABLES - 2.1%

Minnesota Mining &                900,000                    86,006
Manufacturing Co.

HOME FURNISHINGS - 0.6%

Leggett & Platt, Inc.             1,100,000                  23,581

TOTAL DURABLES                                               157,887

ENERGY - 9.8%

ENERGY SERVICES - 3.1%

Halliburton Co.                   1,000,000                  38,688

Schlumberger Ltd.                 500,000                    30,031

Weatherford International,        1,600,000                  55,900
Inc. (a)

                                                             124,619

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - 6.7%

Apache Corp.                      400,000                   $ 14,325

BP Amoco PLC sponsored ADR        1,500,000                  91,406

Exxon Corp.                       1,700,000                  134,831

Kerr-McGee Corp.                  360,000                    20,610

Tesoro Petroleum Corp. (a)        794,500                    9,534

                                                             270,706

TOTAL ENERGY                                                 395,325

FINANCE - 22.5%

BANKS - 6.9%

Bank of America Corp.             800,000                    46,800

Bank of New York Co., Inc.        900,000                    35,888

Chase Manhattan Corp.             650,000                    50,213

Comerica, Inc.                    950,000                    50,350

FleetBoston Financial Corp.       1,500,000                  56,719

Mellon Financial Corp.            1,100,000                  40,081

                                                             280,051

CREDIT & OTHER FINANCE - 6.4%

American Express Co.              550,000                    83,222

Associates First Capital          280,000                    9,310
Corp. Class A

Citigroup, Inc.                   1,500,000                  80,813

Countrywide Credit                700,000                    19,687
Industries, Inc.

Household International, Inc.     1,600,000                  63,300

                                                             256,332

FEDERAL SPONSORED CREDIT - 3.9%

Fannie Mae                        1,200,000                  79,950

Freddie Mac                       1,600,000                  79,000

                                                             158,950

INSURANCE - 3.8%

American International Group,     680,000                    70,210
Inc.

MBIA, Inc.                        800,000                    40,000

PMI Group, Inc.                   825,000                    41,198

                                                             151,408

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

SECURITIES INDUSTRY - 1.5%

Lehman Brothers Holdings,         800,000                   $ 61,100
Inc.

TOTAL FINANCE                                                907,841

HEALTH - 7.9%

DRUGS & PHARMACEUTICALS - 5.4%

American Home Products Corp.      550,000                    28,600

Bristol-Myers Squibb Co.          800,000                    58,450

Eli Lilly & Co.                   560,000                    40,180

Merck & Co., Inc.                 900,000                    70,650

Schering-Plough Corp.             400,000                    20,450

                                                             218,330

MEDICAL EQUIPMENT & SUPPLIES
- 2.5%

Abbott Laboratories               1,000,000                  38,000

Becton, Dickinson & Co.           400,000                    10,900

Johnson & Johnson                 390,000                    40,463

Mallinckrodt, Inc.                350,000                    11,638

                                                             101,001

TOTAL HEALTH                                                 319,331

INDUSTRIAL MACHINERY &
EQUIPMENT - 9.0%

ELECTRICAL EQUIPMENT - 4.9%

General Electric Co.              1,300,000                  168,992

Koninklijke Philips               250,000                    29,875
Electronics NV (NY Shares)

                                                             198,867

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.4%

Ingersoll-Rand Co.                200,000                    9,687

Kennametal, Inc.                  1,300,000                  43,225

Timken Co.                        1,600,000                  30,600

Tyco International Ltd.           620,000                    24,839

Varian Semiconductor              1,200,000                  28,200
Equipment Associates, Inc.
(a)

                                                             136,551

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 0.7%

Republic Services, Inc. Class     700,000                   $ 8,706
A (a)

Waste Management, Inc.            1,200,000                  19,500

                                                             28,206

TOTAL INDUSTRIAL MACHINERY &                                 363,624
EQUIPMENT

MEDIA & LEISURE - 1.3%

BROADCASTING - 0.5%

CBS Corp. (a)                     400,000                    20,800

ENTERTAINMENT - 0.3%

Walt Disney Co.                   400,000                    11,150

PUBLISHING - 0.5%

McGraw-Hill Companies, Inc.       380,000                    21,541

TOTAL MEDIA & LEISURE                                        53,491

NONDURABLES - 1.1%

HOUSEHOLD PRODUCTS - 0.4%

Church & Dwight Co., Inc.         608,800                    17,046

TOBACCO - 0.7%

Philip Morris Companies, Inc.     1,100,000                  28,944

TOTAL NONDURABLES                                            45,990

RETAIL & WHOLESALE - 4.8%

APPAREL STORES - 0.5%

Ross Stores, Inc.                 1,000,000                  19,188

DRUG STORES - 0.2%

CVS Corp.                         200,000                    7,938

GENERAL MERCHANDISE STORES -
3.2%

Federated Department Stores,      1,200,000                  56,475
Inc. (a)

Jo-Ann Stores, Inc. Class B       720,000                    8,730
(non-vtg.) (a)

The May Department Stores Co.     1,100,000                  36,988

Wal-Mart Stores, Inc.             440,000                    25,355

                                                             127,548

GROCERY STORES - 0.2%

Safeway, Inc. (a)                 260,000                    9,588

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.7%

Home Depot, Inc.                  340,000                   $ 26,881

TOTAL RETAIL & WHOLESALE                                     191,143

SERVICES - 0.5%

ACNielsen Corp. (a)               750,000                    18,609

TECHNOLOGY - 7.0%

COMMUNICATIONS EQUIPMENT - 0.5%

Nortel Networks Corp.             260,000                    19,131

COMPUTER SERVICES & SOFTWARE
- 1.5%

Litton Industries, Inc. (a)       420,000                    18,821

Microsoft Corp. (a)               350,000                    31,866

Unisys Corp. (a)                  400,000                    11,500

                                                             62,187

COMPUTERS & OFFICE EQUIPMENT
- 3.4%

EMC Corp. (a)                     220,000                    18,384

International Business            300,000                    30,919
Machines Corp.

Pitney Bowes, Inc.                950,000                    45,541

UNOVA, Inc. (a)(c)                3,200,000                  42,000

                                                             136,844

ELECTRONIC INSTRUMENTS - 0.9%

Novellus Systems, Inc. (a)        180,000                    14,783

Tektronix, Inc.                   600,000                    20,400

                                                             35,183

ELECTRONICS - 0.7%

Micron Technology, Inc. (a)       120,000                    8,055

Texas Instruments, Inc.           200,000                    19,213

                                                             27,268

TOTAL TECHNOLOGY                                             280,613

TRANSPORTATION - 0.8%

RAILROADS - 0.8%

Burlington Northern Santa Fe      1,100,000                  31,900
Corp.

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

UTILITIES - 10.5%

ELECTRIC UTILITY - 1.2%

CMS Energy Corp.                  400,000                   $ 13,300

Duke Energy Corp.                 300,000                    15,206

Entergy Corp.                     480,000                    13,230

PG&E Corp.                        383,000                    8,570

                                                             50,306

TELEPHONE SERVICES - 9.3%

AT&T Corp.                        1,600,000                  89,400

Bell Atlantic Corp.               660,000                    41,786

CenturyTel, Inc.                  1,000,000                  46,000

MCI WorldCom, Inc. (a)            479,600                    39,657

SBC Communications, Inc.          1,800,000                  93,488

Sprint Corp. (FON Group)          233,500                    16,199

U.S. WEST, Inc.                   750,000                    46,547

                                                             373,077

TOTAL UTILITIES                                              423,383

TOTAL COMMON STOCKS                                        3,839,699
(Cost $3,194,116)

CONVERTIBLE PREFERRED STOCKS
- 0.3%



MEDIA & LEISURE - 0.3%

BROADCASTING - 0.3%

MediaOne Group, Inc.              100,000                    10,200
(Vodafone AirTouch PLC)
$3.63 PIES

PUBLISHING - 0.0%

Taylor (J.N.) Holdings Ltd.       50,000                     0
9.5%

TOTAL MEDIA & LEISURE                                        10,200

TOTAL CONVERTIBLE PREFERRED                                  10,200
STOCKS
(Cost $10,621)

CASH EQUIVALENTS - 4.3%

                                 SHARES                     VALUE (NOTE 1) (000S)

Central Cash Collateral Fund,     734,100                   $ 734
5.69% (b)

Taxable Central Cash Fund,        174,686,205                174,686
5.34% (b)

TOTAL CASH EQUIVALENTS                                       175,420
(Cost $175,420)

TOTAL INVESTMENT PORTFOLIO -                                 4,025,319
99.9%
(Cost $3,380,157)

NET OTHER ASSETS - 0.1%                                      4,875

NET ASSETS - 100%                                          $ 4,030,194


SECURITY TYPE ABBREVIATIONS

PIES                         -   Premium Income Equity
                                 Securities

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $3,385,898,000. Net unrealized appreciation aggregated $639,421,000, of which $819,176,000 related to appreciated investment securities and $179,755,000 related to depreciated investment securities.

The fund hereby designates approximately $256,174,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer to its fiscal year ending November 30, 2000 approximately $6,428,000 of losses recognized during the period November 1, 1999 to November 30, 1999.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)
                                    NOVEMBER 30, 1999

ASSETS

Investment in securities, at              $ 4,025,319
value (cost $3,380,157) -
See accompanying schedule

Cash                                       38

Receivable for investments                 92,782
sold

Receivable for fund shares                 2,019
sold

Dividends receivable                       6,531

Interest receivable                        761

Other receivables                          8

 TOTAL ASSETS                              4,127,458

LIABILITIES

Payable for investments         $ 78,913
purchased

Payable for fund shares          13,460
redeemed

Accrued management fee           1,642

Distribution fees payable        1,903

Other payables and accrued       612
expenses

Collateral on securities         734
loaned, at value

 TOTAL LIABILITIES                         97,264

NET ASSETS                                $ 4,030,194

Net Assets consist of:

Paid in capital                           $ 2,927,302

Undistributed net investment               3,465
income

Accumulated undistributed net              454,262
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                645,165
(depreciation) on investments

NET ASSETS                                $ 4,030,194

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)
                        NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $27.72
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share    ($120,279
(divided by) 4,339 shares)

Maximum offering price per         $29.41
share (100/94.25 of $27.72)

CLASS T: NET ASSET VALUE and       $27.95
redemption price per share
 ($2,493,618 (divided by)
89,216 shares)

Maximum offering price per         $28.96
share (100/96.50 of $27.95)

CLASS B: NET ASSET VALUE and       $27.79
offering price per share
($893,463 (divided by)
32,151 shares) A

CLASS C: NET ASSET VALUE and       $27.81
offering price per share
($64,931 (divided by) 2,335
shares) A

INSTITUTIONAL CLASS: NET           $28.19
ASSET VALUE, offering price
and redemption price   per
share ($457,903 (divided by)
16,243 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS
                         YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                            $ 68,151
Dividends (including $381
received from affiliated
issuers)

Interest                                      7,845

Security lending                              20

 TOTAL INCOME                                 76,016

EXPENSES

Management fee                   $ 20,466

Transfer agent fees               8,277

Distribution fees                 23,389

Accounting and security           902
lending fees

Non-interested trustees'          17
compensation

Custodian fees and expenses       70

Registration fees                 197

Audit                             44

Legal                             20

Miscellaneous                     14

 Total expenses before            53,396
reductions

 Expense reductions               (1,076)     52,320

NET INVESTMENT INCOME                         23,696

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            456,334
(including realized loss of
$3,160 on  sales of
investments in affiliated
issuers)

 Foreign currency transactions    (85)        456,249

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (327,746)

 Assets and liabilities in        (15)        (327,761)
foreign currencies

NET GAIN (LOSS)                               128,488

NET INCREASE (DECREASE) IN                   $ 152,184
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ 23,696                      $ 25,816
income

 Net realized gain (loss)       456,249                       223,136

 Change in net unrealized       (327,761)                     212,047
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     152,184                       460,999
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (24,375)                      (25,412)
From net investment income

 From net realized gain         (187,706)                     (218,223)

 TOTAL DISTRIBUTIONS            (212,081)                     (243,635)

Share transactions - net        (18,482)                      528,457
increase (decrease)

  TOTAL INCREASE (DECREASE)     (78,379)                      745,821
IN NET ASSETS

NET ASSETS

 Beginning of period            4,108,573                     3,362,752

 End of period (including      $ 4,030,194                   $ 4,108,573
undistributed net investment
income of $3,465 and $4,229,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999       1998      1997      1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.15    $ 26.69   $ 22.78   $ 20.38
period

Income from Investment
Operations

Net investment income E           .23        .24       .23       .06

Net realized and unrealized       .88        3.19      4.61      2.44
gain (loss)

Total from investment             1.11       3.43      4.84      2.50
operations

Less Distributions

From net investment income        (.25)      (.25)     (.34)     (.10)

From net realized gain            (1.29)     (1.72)    (.59)     -

Total distributions               (1.54)     (1.97)    (.93)     (.10)

Net asset value, end of period   $ 27.72    $ 28.15   $ 26.69   $ 22.78

TOTAL RETURN B, C                 4.06%      13.82%    22.05%    12.31%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 120,279  $ 65,436  $ 25,659  $ 3,306
(000 omitted)

Ratio of expenses to average      .99%       1.03%     1.26% G   1.46% A, D, G
net assets

Ratio of expenses to average      .96% H     1.02% H   1.25% H   1.44% A, H
net assets  after expense
reductions

Ratio of net investment           .83%       .89%      .93%      1.27% A
income to  average net assets

Portfolio turnover                113%       59%       55%       78%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999         1998         1997         1996         1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 28.35      $ 26.85      $ 22.83      $ 19.95      $ 15.96
of period

Income from Investment
Operations

Net investment income             .17 C        .19 C        .26 C        .30 C        .31

Net realized and unrealized       .90          3.22         4.62         3.35         4.26
gain (loss)

Total from investment             1.07         3.41         4.88         3.65         4.57
operations

Less Distributions

From net investment income        (.18)        (.19)        (.27)        (.31)        (.30)

From net realized gain            (1.29)       (1.72)       (.59)        (.46)        (.28)

 Total distributions              (1.47)       (1.91)       (.86)        (.77)        (.58)

Net asset value, end of period   $ 27.95      $ 28.35      $ 26.85      $ 22.83      $ 19.95

TOTAL RETURN A, B                 3.89%        13.63%       22.12%       18.89%       29.46%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,493,618  $ 2,635,406  $ 2,190,070  $ 1,672,994  $ 880,054
(000 omitted)

Ratio of expenses to average      1.21%        1.21%        1.23%        1.27%        1.48%
net assets

Ratio of expenses to average      1.18% D      1.20% D      1.21% D      1.26% D      1.47% D
net assets after expense
reductions

Ratio of net investment           .61%         .72%         1.05%        1.45%        1.78%
income to average net assets

Portfolio turnover                113%         59%          55%          78%          80%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 28.20    $ 26.73    $ 22.73    $ 19.90    $ 15.94
of period

Income from  Investment
Operations

Net investment income             .03 C      .05 C      .13 C      .19 C      .26

Net realized and  unrealized      .88        3.21       4.61       3.33       4.23
gain (loss)

Total from investment             .91        3.26       4.74       3.52       4.49
operations

Less Distributions

From net investment income        (.03)      (.07)      (.15)      (.23)      (.25)

From net realized gain            (1.29)     (1.72)     (.59)      (.46)      (.28)

Total distributions               (1.32)     (1.79)     (.74)      (.69)      (.53)

Net asset value, end of period   $ 27.79    $ 28.20    $ 26.73    $ 22.73    $ 19.90

TOTAL RETURN A,  B                3.33%      13.06%     21.52%     18.22%     28.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 893,463  $ 877,573  $ 682,308  $ 500,447  $ 270,101
(000 omitted)

Ratio of expenses to  average     1.72%      1.74%      1.74% D    1.81%      1.85%
net assets

Ratio of expenses to average      1.69% E    1.72% E    1.73% E    1.79% E    1.84% E
net assets after expense
reductions

Ratio of net investment           .10%       .19%       .53%       .92%       1.41%
income to average net assets

Portfolio turnover                113%       59%        55%        78%        80%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.23   $ 26.84   $ 26.65
period

Income from Investment
Operations

Net investment income D           .02       .02       .02

Net realized and unrealized       .89       3.21      .17
gain (loss)

Total from investment             .91       3.23      .19
operations

Less Distributions

From net investment income        (.04)     (.12)     -

From net realized gain            (1.29)    (1.72)    -

Total distributions               (1.33)    (1.84)    -

Net asset value, end of period   $ 27.81   $ 28.23   $ 26.84

TOTAL RETURN B, C                 3.32%     12.90%    0.71%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 64,931  $ 37,014  $ 684
(000 omitted)

Ratio of expenses to average      1.73%     1.84%     1.85% A, F
net assets

Ratio of expenses to average      1.70% G   1.82% G   1.81% A, G
net assets  after expense
reductions

Ratio of net investment           .09%      .07%      1.24% A
income to average net assets

Portfolio turnover                113%      59%       55%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 28.59    $ 27.07    $ 23.00    $ 20.09    $ 16.07
of period

Income from  Investment
Operations

Net investment income             .32 B      .34 B      .39 B      .42 B      .45

Net realized and  unrealized      .90        3.24       4.68       3.37       4.28
gain (loss)

Total from investment             1.22       3.58       5.07       3.79       4.73
operations

Less Distributions

From net investment income        (.33)      (.34)      (.41)      (.42)      (.43)

From net realized gain            (1.29)     (1.72)     (.59)      (.46)      (.28)

Total distributions               (1.62)     (2.06)     (1.00)     (.88)      (.71)

Net asset value, end of period   $ 28.19    $ 28.59    $ 27.07    $ 23.00    $ 20.09

TOTAL RETURN A                    4.40%      14.23%     22.87%     19.54%     30.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 457,903  $ 493,144  $ 464,031  $ 343,867  $ 297,453
(000 omitted)

Ratio of expenses to average      .69%       .68%       .69%       .71%       .74%
net assets

Ratio of expenses to average      .66% C     .67% C     .67% C     .70% C     .73% C
net assets after expense
reductions

Ratio of net investment           1.13%      1.25%      1.60%      2.02%      2.52%
income to average net assets

Portfolio turnover                113%       59%        55%        78%        80%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Equity Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) (formerly a fund of Fidelity Advisor Series III) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $4,580,194,000 and $4,709,281,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .48% of average net assets

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC   RETAINED BY FDC

CLASS A   $ 243,000     $ 0

CLASS T    13,410,000    176,000

CLASS B    9,194,000     6,901,000

CLASS C    542,000       366,000

          $ 23,389,000  $ 7,443,000


4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 768,000    $ 351,000

CLASS T    1,210,000    363,000

CLASS B    1,748,000    1,748,000*

CLASS C    32,000       32,000*

          $ 3,758,000  $ 2,494,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 225,000    .23

CLASS T                 5,182,000   .19

CLASS B                 1,889,000   .21

CLASS C                 119,000     .22

INSTITUTIONAL CLASS     862,000     .18

                       $ 8,277,000

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $487,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $718,000. The fund received cash collateral of $734,000 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,072,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS A   $ 3,000

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                            YEARS ENDED NOVEMBER 30,

                            1999                      1998

FROM NET INVESTMENT INCOME

Class A                     $ 811,000                 $ 412,000

Class T                      16,902,000                17,008,000

Class B                      963,000                   1,994,000

Class C                      72,000                    38,000

Institutional Class          5,627,000                 5,960,000

Total                       $ 24,375,000              $ 25,412,000

FROM NET REALIZED GAIN

Class A                     $ 3,101,000               $ 1,745,000

Class T                      120,155,000               142,228,000

Class B                      40,402,000                44,523,000

Class C                      1,765,000                 120,000

Institutional Class          22,283,000                29,607,000

Total                       $ 187,706,000             $ 218,223,000

                            $ 212,081,000             $ 243,635,000

8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

AMOUNTS IN THOUSANDS            SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

                                1999                     1998                     1999                     1998



CLASS A Shares sold             2,776                    1,676                   $ 79,105                 $ 45,746

Reinvestment of distributions    137                      81                       3,752                    2,044

Shares redeemed                  (898)                    (394)                    (25,235)                 (10,576)

Net increase (decrease)          2,015                    1,363                   $ 57,622                 $ 37,214

CLASS T Shares sold              21,844                   29,496                  $ 622,299                $ 803,775

Reinvestment of distributions    4,734                    5,979                    130,656                  151,631

Shares redeemed                  (30,306)                 (24,087)                 (860,850)                (653,931)

Net increase (decrease)          (3,728)                  11,388                  $ (107,895)              $ 301,475

CLASS B Shares sold              6,290                    7,788                   $ 178,412                $ 212,094

Reinvestment of distributions    1,326                    1,630                    36,300                   41,041

Shares redeemed                  (6,588)                  (3,817)                  (185,915)                (102,483)

Net increase (decrease)          1,028                    5,601                   $ 28,797                 $ 150,652

CLASS C Shares sold              1,541                    1,373                   $ 43,796                 $ 37,538

Reinvestment of distributions    59                       6                        1,620                    145

Shares redeemed                  (576)                    (93)                     (16,333)                 (2,412)

Net increase (decrease)          1,024                    1,286                   $ 29,083                 $ 35,271

INSTITUTIONAL CLASS Shares       3,228                    4,647                   $ 94,842                 $ 128,397
sold

Reinvestment of distributions    887                      1,179                    24,727                   30,191

Shares redeemed                  (5,122)                  (5,719)                  (145,658)                (154,743)

Net increase (decrease)          (1,007)                  107                     $ (26,089)               $ 3,845


9. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS              PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE
AFFILIATE

PXRE Corp.                        $ -                $ 4,103         $ 381                $ -

UNOVA, Inc.                        8,985              4,810           -                    42,000

TOTALS                            $ 8,985            $ 8,913         $ 381                $ 42,000


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Equity Income Fund as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the four-year period ended November 30, 1998 were audited by other auditors whose report, dated January 12, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
                    PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Institutional Class 12/20/99 12/17/99    $.08      $2.74
                     1/10/00   1/7/00    -         $.01

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 100% of the dividends distributed by the Institutional
Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane Jr., Vice President
C. Robert Chow, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUND
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
GROWTH OPPORTUNITIES
FUND - CLASS A, CLASS T, CLASS B AND CLASS C

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     12  The managers' review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            16  A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   17  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          28  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets,  as
                                  well as financial highlights.

NOTES                         37  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  47  The auditors' opinion.

DISTRIBUTIONS                 48

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five years and 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV GROWTH                7.31%        155.18%       421.50%
OPPORTUNITIES - CL A

FIDELITY ADV GROWTH                1.14%        140.51%       391.51%
OPPORTUNITIES - CL A  (INCL.
5.75% SALES CHARGE)

S&P 500  (registered trademark)    20.90%       236.51%       415.33%

Growth Funds Average               27.23%       187.58%       344.65%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV GROWTH           7.31%        20.61%        17.96%
OPPORTUNITIES - CL A

FIDELITY ADV GROWTH           1.14%        19.19%        17.26%
OPPORTUNITIES - CL A  (INCL.
5.75% SALES CHARGE)

S&P 500                       20.90%       27.47%        17.82%

Growth Funds Average          27.23%       22.97%        15.68%

AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Growth Opp -CL A         S&P 500
             00248                       SP001
  1989/11/30       9425.00                    10000.00
  1989/12/31       9520.64                    10240.00
  1990/01/31       8834.91                     9552.90
  1990/02/28       9049.20                     9676.13
  1990/03/31       9281.86                     9932.55
  1990/04/30       8975.73                     9684.23
  1990/05/31      10047.19                    10628.44
  1990/06/30      10102.29                    10556.17
  1990/07/31       9734.93                    10522.39
  1990/08/31       8663.48                     9571.17
  1990/09/30       7989.99                     9105.05
  1990/10/31       7953.26                     9065.90
  1990/11/30       8798.18                     9651.56
  1990/12/31       9363.85                     9920.84
  1991/01/31      10484.79                    10353.38
  1991/02/28      11426.13                    11093.65
  1991/03/31      11741.97                    11362.12
  1991/04/30      11983.50                    11389.39
  1991/05/31      12639.96                    11881.41
  1991/06/30      11748.16                    11337.24
  1991/07/31      12571.83                    11865.55
  1991/08/31      13061.08                    12146.77
  1991/09/30      12763.82                    11943.92
  1991/10/31      12745.24                    12103.97
  1991/11/30      11989.69                    11616.18
  1991/12/31      13360.42                    12945.07
  1992/01/31      13745.62                    12704.29
  1992/02/29      14367.35                    12869.44
  1992/03/31      13887.54                    12618.49
  1992/04/30      14265.98                    12989.47
  1992/05/31      14468.72                    13053.12
  1992/06/30      14137.58                    12858.63
  1992/07/31      14624.15                    13384.55
  1992/08/31      14218.68                    13110.16
  1992/09/30      14259.22                    13264.86
  1992/10/31      14286.26                    13311.29
  1992/11/30      14975.56                    13765.21
  1992/12/31      15367.96                    13934.52
  1993/01/31      15836.50                    14051.57
  1993/02/28      15879.75                    14242.67
  1993/03/31      16470.83                    14543.19
  1993/04/30      16499.66                    14191.25
  1993/05/31      16960.99                    14571.57
  1993/06/30      17025.86                    14613.83
  1993/07/31      17141.19                    14555.37
  1993/08/31      17667.39                    15107.02
  1993/09/30      17732.27                    14990.70
  1993/10/31      18301.72                    15301.01
  1993/11/30      18215.22                    15155.65
  1993/12/31      18775.55                    15339.03
  1994/01/31      19814.49                    15860.56
  1994/02/28      19515.51                    15430.73
  1994/03/31      18685.86                    14757.95
  1994/04/30      19179.17                    14946.86
  1994/05/31      19283.81                    15191.98
  1994/06/30      18760.60                    14819.78
  1994/07/31      19291.28                    15305.87
  1994/08/31      20105.99                    15933.41
  1994/09/30      19500.56                    15543.04
  1994/10/31      19896.70                    15892.76
  1994/11/30      19261.38                    15313.95
  1994/12/31      19311.96                    15541.05
  1995/01/31      19462.34                    15944.03
  1995/02/28      20055.94                    16565.37
  1995/03/31      20570.40                    17054.21
  1995/04/30      21266.90                    17556.46
  1995/05/31      22153.35                    18258.19
  1995/06/30      22905.25                    18682.33
  1995/07/31      23665.06                    19301.84
  1995/08/31      23831.27                    19350.28
  1995/09/30      24282.41                    20166.87
  1995/10/31      24448.62                    20094.87
  1995/11/30      25042.22                    20977.04
  1995/12/31      25692.15                    21381.05
  1996/01/31      26098.16                    22108.86
  1996/02/29      26025.08                    22313.81
  1996/03/31      25984.48                    22528.70
  1996/04/30      26414.84                    22860.77
  1996/05/31      26950.77                    23450.35
  1996/06/30      27096.94                    23539.69
  1996/07/31      26333.64                    22499.71
  1996/08/31      26544.77                    22974.23
  1996/09/30      27795.27                    24267.22
  1996/10/31      28737.21                    24936.51
  1996/11/30      30994.61                    26821.46
  1996/12/31      30237.71                    26290.13
  1997/01/31      31736.25                    27932.73
  1997/02/28      32003.23                    28151.73
  1997/03/31      30418.57                    26994.97
  1997/04/30      31796.53                    28606.57
  1997/05/31      33760.13                    30348.14
  1997/06/30      34819.44                    31707.74
  1997/07/31      37394.52                    34230.72
  1997/08/31      36025.16                    32313.12
  1997/09/30      37454.80                    34082.90
  1997/10/31      36662.47                    32944.54
  1997/11/30      37911.25                    34469.54
  1997/12/31      38923.78                    35061.38
  1998/01/31      39006.38                    35449.16
  1998/02/28      41578.33                    38005.75
  1998/03/31      42868.95                    39952.03
  1998/04/30      42868.95                    40353.94
  1998/05/31      42469.69                    39660.26
  1998/06/30      43416.76                    41271.26
  1998/07/31      43453.90                    40831.72
  1998/08/31      37873.60                    34928.27
  1998/09/30      40111.29                    37165.78
  1998/10/31      42998.94                    40188.84
  1998/11/30      45803.01                    42624.69
  1998/12/31      48345.98                    45080.72
  1999/01/31      48821.21                    46966.00
  1999/02/28      46655.48                    45506.29
  1999/03/31      47811.18                    47327.00
  1999/04/30      49763.25                    49159.97
  1999/05/31      49501.04                    47999.31
  1999/06/30      51589.07                    50663.27
  1999/07/31      50355.67                    49081.56
  1999/08/31      49102.85                    48838.61
  1999/09/30      47383.86                    47499.94
  1999/10/31      49141.70                    50505.74
  1999/11/30      49151.41                    51532.52
IMATRL PRASUN   SHR__CHT 19991130 19991214 101121 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class A on November 30, 1989, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $49,151 - a 391.51% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,533 - a 415.33% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a fund
that invests in stocks will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP VALUE FUNDS AVERAGE ARE 12.16%, 174.55%, 302.85%, AND 12.16%, 22.23%, 14.82%, RESPECTIVELY; AND THE ONE YEAR,
FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE ARE 24.72%, 207.41%, 367.89%, AND 24.72%, 24.89%, 16.42%, RESPECTIVELY.

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV GROWTH             7.10%        154.04%       419.17%
OPPORTUNITIES - CL T

FIDELITY ADV GROWTH             3.35%        145.15%       401.00%
OPPORTUNITIES - CL T  (INCL.
3.50% SALES CHARGE)

S&P 500                         20.90%       236.51%       415.33%

Growth Funds Average            27.23%       187.58%       344.65%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV GROWTH           7.10%        20.50%        17.90%
OPPORTUNITIES - CL T

FIDELITY ADV GROWTH           3.35%        19.64%        17.49%
OPPORTUNITIES - CL T  (INCL.
3.50% SALES CHARGE)

S&P 500                       20.90%       27.47%        17.82%

Growth Funds Average          27.23%       22.97%        15.68%

AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Growth Opp -CL T         S&P 500
             00168                       SP001
  1989/11/30       9650.00                    10000.00
  1989/12/31       9747.93                    10240.00
  1990/01/31       9045.82                     9552.90
  1990/02/28       9265.23                     9676.13
  1990/03/31       9503.44                     9932.55
  1990/04/30       9190.01                     9684.23
  1990/05/31      10287.04                    10628.44
  1990/06/30      10343.46                    10556.17
  1990/07/31       9967.33                    10522.39
  1990/08/31       8870.30                     9571.17
  1990/09/30       8180.74                     9105.05
  1990/10/31       8143.12                     9065.90
  1990/11/30       9008.21                     9651.56
  1990/12/31       9587.39                     9920.84
  1991/01/31      10735.09                    10353.38
  1991/02/28      11698.90                    11093.65
  1991/03/31      12022.28                    11362.12
  1991/04/30      12269.58                    11389.39
  1991/05/31      12941.71                    11881.41
  1991/06/30      12028.62                    11337.24
  1991/07/31      12871.96                    11865.55
  1991/08/31      13372.89                    12146.77
  1991/09/30      13068.53                    11943.92
  1991/10/31      13049.50                    12103.97
  1991/11/30      12275.92                    11616.18
  1991/12/31      13679.37                    12945.07
  1992/01/31      14073.77                    12704.29
  1992/02/29      14710.34                    12869.44
  1992/03/31      14219.07                    12618.49
  1992/04/30      14606.55                    12989.47
  1992/05/31      14814.13                    13053.12
  1992/06/30      14475.08                    12858.63
  1992/07/31      14973.27                    13384.55
  1992/08/31      14558.11                    13110.16
  1992/09/30      14599.63                    13264.86
  1992/10/31      14627.31                    13311.29
  1992/11/30      15333.07                    13765.21
  1992/12/31      15734.84                    13934.52
  1993/01/31      16214.56                    14051.57
  1993/02/28      16258.84                    14242.67
  1993/03/31      16864.03                    14543.19
  1993/04/30      16893.55                    14191.25
  1993/05/31      17365.89                    14571.57
  1993/06/30      17432.31                    14613.83
  1993/07/31      17550.40                    14555.37
  1993/08/31      18089.16                    15107.02
  1993/09/30      18155.58                    14990.70
  1993/10/31      18738.63                    15301.01
  1993/11/30      18650.06                    15155.65
  1993/12/31      19223.77                    15339.03
  1994/01/31      20287.51                    15860.56
  1994/02/28      19981.40                    15430.73
  1994/03/31      19131.94                    14757.95
  1994/04/30      19637.02                    14946.86
  1994/05/31      19744.16                    15191.98
  1994/06/30      19208.47                    14819.78
  1994/07/31      19751.82                    15305.87
  1994/08/31      20585.97                    15933.41
  1994/09/30      19966.09                    15543.04
  1994/10/31      20371.69                    15892.76
  1994/11/30      19721.21                    15313.95
  1994/12/31      19772.98                    15541.05
  1995/01/31      19926.95                    15944.03
  1995/02/28      20534.73                    16565.37
  1995/03/31      21061.47                    17054.21
  1995/04/30      21774.59                    17556.46
  1995/05/31      22682.21                    18258.19
  1995/06/30      23452.06                    18682.33
  1995/07/31      24230.01                    19301.84
  1995/08/31      24400.19                    19350.28
  1995/09/30      24862.10                    20166.87
  1995/10/31      25032.27                    20094.87
  1995/11/30      25640.05                    20977.04
  1995/12/31      26305.49                    21381.05
  1996/01/31      26721.19                    22108.86
  1996/02/29      26646.36                    22313.81
  1996/03/31      26604.79                    22528.70
  1996/04/30      27045.44                    22860.77
  1996/05/31      27594.16                    23450.35
  1996/06/30      27743.81                    23539.69
  1996/07/31      26962.30                    22499.71
  1996/08/31      27178.46                    22974.23
  1996/09/30      28458.82                    24267.22
  1996/10/31      29439.87                    24936.51
  1996/11/30      31751.16                    26821.46
  1996/12/31      30969.78                    26290.13
  1997/01/31      32496.34                    27932.73
  1997/02/28      32768.31                    28151.73
  1997/03/31      31145.25                    26994.97
  1997/04/30      32548.98                    28606.57
  1997/05/31      34558.07                    30348.14
  1997/06/30      35637.18                    31707.74
  1997/07/31      38277.95                    34230.72
  1997/08/31      36874.22                    32313.12
  1997/09/30      38330.59                    34082.90
  1997/10/31      37514.67                    32944.54
  1997/11/30      38778.03                    34469.54
  1997/12/31      39814.88                    35061.38
  1998/01/31      39889.27                    35449.16
  1998/02/28      42519.02                    38005.75
  1998/03/31      43838.61                    39952.03
  1998/04/30      43829.18                    40353.94
  1998/05/31      43414.45                    39660.26
  1998/06/30      44375.87                    41271.26
  1998/07/31      44404.14                    40831.72
  1998/08/31      38692.21                    34928.27
  1998/09/30      40973.22                    37165.78
  1998/10/31      43923.44                    40188.84
  1998/11/30      46779.40                    42624.69
  1998/12/31      49362.86                    45080.72
  1999/01/31      49853.75                    46966.00
  1999/02/28      47622.08                    45506.29
  1999/03/31      48791.99                    47327.00
  1999/04/30      50787.71                    49159.97
  1999/05/31      50502.61                    47999.31
  1999/06/30      52626.14                    50663.27
  1999/07/31      51357.92                    49081.56
  1999/08/31      50070.04                    48838.61
  1999/09/30      48310.26                    47499.94
  1999/10/31      50099.53                    50505.74
  1999/11/30      50099.53                    51532.52
IMATRL PRASUN   SHR__CHT 19991130 19991214 101616 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class T on November 30, 1989, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $50,100 - a 401.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $51,533 - a 415.33% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market, for
example, has a history of
long-term growth and short-term
volatility. In turn, the share price
and return of a fund that invests
in stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP VALUE FUNDS AVERAGE ARE 12.16%, 174.55%, 302.85%, AND 12.16%, 22.23%, 14.82%, RESPECTIVELY; AND THE ONE YEAR,
FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE ARE 24.72%, 207.41%, 367.89%, AND 24.72%, 24.89%, 16.42%, RESPECTIVELY.

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV GROWTH             6.50%        150.17%       411.26%
OPPORTUNITIES - CL B

FIDELITY ADV GROWTH             1.50%        148.17%       411.26%
OPPORTUNITIES - CL B  (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                         20.90%       236.51%       415.33%

Growth Funds Average            27.23%       187.58%       344.65%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV GROWTH           6.50%        20.13%        17.72%
OPPORTUNITIES - CL B

FIDELITY ADV GROWTH           1.50%        19.94%        17.72%
OPPORTUNITIES - CL B  (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       20.90%       27.47%        17.82%

Growth Funds Average          27.23%       22.97%        15.68%

AVERAGE ANNUAL TOTAL RETURNS take Class B's cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Growth Opp -CL B         S&P 500
             00278                       SP001
  1989/11/30      10000.00                    10000.00
  1989/12/31      10101.48                    10240.00
  1990/01/31       9373.91                     9552.90
  1990/02/28       9601.28                     9676.13
  1990/03/31       9848.13                     9932.55
  1990/04/30       9523.32                     9684.23
  1990/05/31      10660.14                    10628.44
  1990/06/30      10718.61                    10556.17
  1990/07/31      10328.84                    10522.39
  1990/08/31       9192.02                     9571.17
  1990/09/30       8477.45                     9105.05
  1990/10/31       8438.47                     9065.90
  1990/11/30       9334.93                     9651.56
  1990/12/31       9935.12                     9920.84
  1991/01/31      11124.44                    10353.38
  1991/02/28      12123.21                    11093.65
  1991/03/31      12458.32                    11362.12
  1991/04/30      12714.59                    11389.39
  1991/05/31      13411.10                    11881.41
  1991/06/30      12464.89                    11337.24
  1991/07/31      13338.82                    11865.55
  1991/08/31      13857.91                    12146.77
  1991/09/30      13542.51                    11943.92
  1991/10/31      13522.80                    12103.97
  1991/11/30      12721.16                    11616.18
  1991/12/31      14175.51                    12945.07
  1992/01/31      14584.21                    12704.29
  1992/02/29      15243.87                    12869.44
  1992/03/31      14734.79                    12618.49
  1992/04/30      15136.32                    12989.47
  1992/05/31      15351.43                    13053.12
  1992/06/30      15000.09                    12858.63
  1992/07/31      15516.34                    13384.55
  1992/08/31      15086.13                    13110.16
  1992/09/30      15129.15                    13264.86
  1992/10/31      15157.83                    13311.29
  1992/11/30      15889.19                    13765.21
  1992/12/31      16305.53                    13934.52
  1993/01/31      16802.65                    14051.57
  1993/02/28      16848.54                    14242.67
  1993/03/31      17475.68                    14543.19
  1993/04/30      17506.27                    14191.25
  1993/05/31      17995.74                    14571.57
  1993/06/30      18064.57                    14613.83
  1993/07/31      18186.94                    14555.37
  1993/08/31      18745.24                    15107.02
  1993/09/30      18814.08                    14990.70
  1993/10/31      19418.27                    15301.01
  1993/11/30      19326.49                    15155.65
  1993/12/31      19921.01                    15339.03
  1994/01/31      21023.33                    15860.56
  1994/02/28      20706.11                    15430.73
  1994/03/31      19825.85                    14757.95
  1994/04/30      20349.25                    14946.86
  1994/05/31      20460.27                    15191.98
  1994/06/30      19905.15                    14819.78
  1994/07/31      20468.20                    15305.87
  1994/08/31      21332.61                    15933.41
  1994/09/30      20690.25                    15543.04
  1994/10/31      21110.56                    15892.76
  1994/11/30      20436.48                    15313.95
  1994/12/31      20490.14                    15541.05
  1995/01/31      20649.69                    15944.03
  1995/02/28      21279.51                    16565.37
  1995/03/31      21825.36                    17054.21
  1995/04/30      22564.34                    17556.46
  1995/05/31      23504.88                    18258.19
  1995/06/30      24302.65                    18682.33
  1995/07/31      25108.82                    19301.84
  1995/08/31      25285.17                    19350.28
  1995/09/30      25763.83                    20166.87
  1995/10/31      25940.18                    20094.87
  1995/11/30      26570.00                    20977.04
  1995/12/31      27259.58                    21381.05
  1996/01/31      27690.35                    22108.86
  1996/02/29      27612.81                    22313.81
  1996/03/31      27569.74                    22528.70
  1996/04/30      28026.36                    22860.77
  1996/05/31      28594.99                    23450.35
  1996/06/30      28750.06                    23539.69
  1996/07/31      27940.20                    22499.71
  1996/08/31      28164.21                    22974.23
  1996/09/30      29491.00                    24267.22
  1996/10/31      30507.64                    24936.51
  1996/11/30      32902.76                    26821.46
  1996/12/31      32093.04                    26290.13
  1997/01/31      33674.96                    27932.73
  1997/02/28      33956.80                    28151.73
  1997/03/31      32274.87                    26994.97
  1997/04/30      33711.33                    28606.57
  1997/05/31      35775.10                    30348.14
  1997/06/30      36866.08                    31707.74
  1997/07/31      39584.45                    34230.72
  1997/08/31      38111.62                    32313.12
  1997/09/30      39593.54                    34082.90
  1997/10/31      38729.84                    32944.54
  1997/11/30      40020.84                    34469.54
  1997/12/31      41067.30                    35061.38
  1998/01/31      41124.88                    35449.16
  1998/02/28      43812.46                    38005.75
  1998/03/31      45151.36                    39952.03
  1998/04/30      45122.05                    40353.94
  1998/05/31      44682.26                    39660.26
  1998/06/30      45649.79                    41271.26
  1998/07/31      45659.56                    40831.72
  1998/08/31      39766.43                    34928.27
  1998/09/30      42082.64                    37165.78
  1998/10/31      45092.73                    40188.84
  1998/11/30      48005.09                    42624.69
  1998/12/31      50637.99                    45080.72
  1999/01/31      51105.33                    46966.00
  1999/02/28      48805.94                    45506.29
  1999/03/31      49975.98                    47327.00
  1999/04/30      52000.66                    49159.97
  1999/05/31      51685.26                    47999.31
  1999/06/30      53832.03                    50663.27
  1999/07/31      52509.37                    49081.56
  1999/08/31      51166.37                    48838.61
  1999/09/30      49345.18                    47499.94
  1999/10/31      51146.02                    50505.74
  1999/11/30      51125.67                    51532.52
IMATRL PRASUN   SHR__CHT 19991130 19991214 101223 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class B on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $51,126 - a 411.26% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $51,533 - a 415.33% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a fund
that invests in stocks will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP VALUE FUNDS AVERAGE ARE 12.16%, 174.55%, 302.85%, AND 12.16%, 22.23%, 14.82%, RESPECTIVELY; AND THE ONE YEAR,
FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE ARE 24.72%, 207.41%, 367.89%, AND 24.72%, 24.89%, 16.42%, RESPECTIVELY.

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and past 10 years total return figures are 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV GROWTH             6.50%        150.19%       411.31%
OPPORTUNITIES - CL C

FIDELITY ADV GROWTH             5.50%        150.19%       411.31%
OPPORTUNITIES - CL C  (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                         20.90%       236.51%       415.33%

Growth Funds Average            27.23%       187.58%       344.65%

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV GROWTH           6.50%        20.13%        17.72%
OPPORTUNITIES - CL C

FIDELITY ADV GROWTH           5.50%        20.13%        17.72%
OPPORTUNITIES - CL C  (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       20.90%       27.47%        17.82%

Growth Funds Average          27.23%       22.97%        15.68%

AVERAGE ANNUAL TOTAL RETURNS take Class C's cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Growth Opp -CL C         S&P 500
             00482                       SP001
  1989/11/30      10000.00                    10000.00
  1989/12/31      10101.48                    10240.00
  1990/01/31       9373.91                     9552.90
  1990/02/28       9601.28                     9676.13
  1990/03/31       9848.13                     9932.55
  1990/04/30       9523.32                     9684.23
  1990/05/31      10660.14                    10628.44
  1990/06/30      10718.61                    10556.17
  1990/07/31      10328.84                    10522.39
  1990/08/31       9192.02                     9571.17
  1990/09/30       8477.45                     9105.05
  1990/10/31       8438.47                     9065.90
  1990/11/30       9334.93                     9651.56
  1990/12/31       9935.12                     9920.84
  1991/01/31      11124.44                    10353.38
  1991/02/28      12123.21                    11093.65
  1991/03/31      12458.32                    11362.12
  1991/04/30      12714.59                    11389.39
  1991/05/31      13411.10                    11881.41
  1991/06/30      12464.89                    11337.24
  1991/07/31      13338.82                    11865.55
  1991/08/31      13857.91                    12146.77
  1991/09/30      13542.51                    11943.92
  1991/10/31      13522.80                    12103.97
  1991/11/30      12721.16                    11616.18
  1991/12/31      14175.51                    12945.07
  1992/01/31      14584.21                    12704.29
  1992/02/29      15243.87                    12869.44
  1992/03/31      14734.79                    12618.49
  1992/04/30      15136.32                    12989.47
  1992/05/31      15351.43                    13053.12
  1992/06/30      15000.09                    12858.63
  1992/07/31      15516.34                    13384.55
  1992/08/31      15086.13                    13110.16
  1992/09/30      15129.15                    13264.86
  1992/10/31      15157.83                    13311.29
  1992/11/30      15889.19                    13765.21
  1992/12/31      16305.53                    13934.52
  1993/01/31      16802.65                    14051.57
  1993/02/28      16848.54                    14242.67
  1993/03/31      17475.68                    14543.19
  1993/04/30      17506.27                    14191.25
  1993/05/31      17995.74                    14571.57
  1993/06/30      18064.57                    14613.83
  1993/07/31      18186.94                    14555.37
  1993/08/31      18745.24                    15107.02
  1993/09/30      18814.08                    14990.70
  1993/10/31      19418.27                    15301.01
  1993/11/30      19326.49                    15155.65
  1993/12/31      19921.01                    15339.03
  1994/01/31      21023.33                    15860.56
  1994/02/28      20706.11                    15430.73
  1994/03/31      19825.85                    14757.95
  1994/04/30      20349.25                    14946.86
  1994/05/31      20460.27                    15191.98
  1994/06/30      19905.15                    14819.78
  1994/07/31      20468.20                    15305.87
  1994/08/31      21332.61                    15933.41
  1994/09/30      20690.25                    15543.04
  1994/10/31      21110.56                    15892.76
  1994/11/30      20436.48                    15313.95
  1994/12/31      20490.14                    15541.05
  1995/01/31      20649.69                    15944.03
  1995/02/28      21279.51                    16565.37
  1995/03/31      21825.36                    17054.21
  1995/04/30      22564.34                    17556.46
  1995/05/31      23504.88                    18258.19
  1995/06/30      24302.65                    18682.33
  1995/07/31      25108.82                    19301.84
  1995/08/31      25285.17                    19350.28
  1995/09/30      25763.83                    20166.87
  1995/10/31      25940.18                    20094.87
  1995/11/30      26570.00                    20977.04
  1995/12/31      27259.58                    21381.05
  1996/01/31      27690.35                    22108.86
  1996/02/29      27612.81                    22313.81
  1996/03/31      27569.74                    22528.70
  1996/04/30      28026.36                    22860.77
  1996/05/31      28594.99                    23450.35
  1996/06/30      28750.06                    23539.69
  1996/07/31      27940.20                    22499.71
  1996/08/31      28164.21                    22974.23
  1996/09/30      29491.00                    24267.22
  1996/10/31      30507.64                    24936.51
  1996/11/30      32902.76                    26821.46
  1996/12/31      32093.04                    26290.13
  1997/01/31      33674.96                    27932.73
  1997/02/28      33956.80                    28151.73
  1997/03/31      32274.87                    26994.97
  1997/04/30      33711.33                    28606.57
  1997/05/31      35775.10                    30348.14
  1997/06/30      36866.08                    31707.74
  1997/07/31      39584.45                    34230.72
  1997/08/31      38111.62                    32313.12
  1997/09/30      39593.54                    34082.90
  1997/10/31      38729.84                    32944.54
  1997/11/30      40037.09                    34469.54
  1997/12/31      41079.84                    35061.38
  1998/01/31      41137.22                    35449.16
  1998/02/28      43823.26                    38005.75
  1998/03/31      45156.54                    39952.03
  1998/04/30      45127.35                    40353.94
  1998/05/31      44679.68                    39660.26
  1998/06/30      45652.88                    41271.26
  1998/07/31      45652.88                    40831.72
  1998/08/31      39765.01                    34928.27
  1998/09/30      42090.96                    37165.78
  1998/10/31      45098.15                    40188.84
  1998/11/30      48008.02                    42624.69
  1998/12/31      50634.23                    45080.72
  1999/01/31      51100.32                    46966.00
  1999/02/28      48796.95                    45506.29
  1999/03/31      49974.00                    47327.00
  1999/04/30      51993.26                    49159.97
  1999/05/31      51678.70                    47999.31
  1999/06/30      53829.86                    50663.27
  1999/07/31      52510.75                    49081.56
  1999/08/31      51171.35                    48838.61
  1999/09/30      49344.89                    47499.94
  1999/10/31      51151.05                    50505.74
  1999/11/30      51130.76                    51532.52
IMATRL PRASUN   SHR__CHT 19991130 19991214 101416 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class C on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $51,131 - a 411.31% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $51,533 - a 415.33% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a fund
that invests in stocks will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP VALUE FUNDS AVERAGE ARE 12.16%, 174.55%, 302.85%, AND 12.16%, 22.23%, 14.82%, RESPECTIVELY; AND THE ONE YEAR,
FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE ARE 24.72%, 207.41%, 367.89%, AND 24.72%, 24.89%, 16.42%, RESPECTIVELY.

FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of George Vanderheiden)
(photograph of Bettina Doulton)

NOTE TO SHAREHOLDERS: The following is an interview with George
Vanderheiden, Portfolio Manager of Fidelity Advisor Growth
Opportunities Fund, with additional comments from Bettina Doulton, who will become manager of the fund effective February 1, 2000.

Q. HOW DID THE FUND PERFORM OVER THE PAST 12 MONTHS, GEORGE?

G.V. During the one-year period ending November 30, 1999, the fund's Class A, Class T, Class B and Class C shares returned 7.31%, 7.10%, 6.50% and 6.50%, respectively. During the same period, the Standard & Poor's 500 Index returned 20.90%, while the growth funds average, as measured by Lipper Inc., was up 27.23%.

Q. CAN YOU POINT TO ANY SPECIFICS FOR THE FUND'S SUBPAR PERFORMANCE RELATIVE TO ITS PEERS AND THE S&P 500?

G.V. I would point to two primary explanations. First, the fund was considerably underweighted in technology stocks. The S&P 500's tech weighting was roughly double the fund's approximately 13% position in the sector. Throughout the period, I felt that the valuations of technology stocks were vastly overinflated. Despite that, a small group of technology stocks - names like Microsoft, Intel, Dell and a few others - continued to drive the performance of the market. While I did own positions in most of those stocks, I did not weight them as heavily as my growth fund peers did.

Q. WHAT WAS THE SECOND FACTOR
BEHIND THE FUND'S UNDERPERFORMANCE?

G.V. For most of the period, I tilted the fund toward value and defensive growth stocks, with mixed results. At the period's outset, I felt value stocks looked attractive relative to growth stocks. Unfortunately, it remained a very narrow, growth-oriented market through the end of the first quarter of 1999. In the second quarter, however, the fund's value positioning paid off. Central bank interest-rate easings around the world, recoveries in Asia and Russia, and a rebound in commodity prices - particularly oil - all contributed to a broadening of corporate earnings. Thus, investors turned away from the expensive, large-cap growth stocks and toward value and cyclical issues, whose earnings and performance are sensitive to the ups and downs of the economy. The fund was well-positioned for this rotation, and outperformed both the S&P 500 and the growth funds average for the second quarter. Names such as Philip Morris, which had an otherwise poor year, and Fleet Financial performed very well in this quarter.

Q. HOW DID VALUE STOCKS FARE FOR THE REMAINDER OF THE PERIOD?

G.V. As quickly as investors rotated into value stocks in the second quarter, they shifted out of them in the third quarter. The U.S. Federal Reserve Board, wary of an overheated domestic economy and impending signs of inflation, hiked short-term interest rates by 0.25 percentage points on June 30, which effectively ended the value and cyclical rally. Two more rate hikes by the same amount, one in August and the other in November, further sealed their demise.

Q. WHAT WAS YOUR STRATEGIC REACTION TO THE FED'S RATE HIKES IN TERMS OF THE FUND'S POSITIONING?

G.V. I stopped buying cyclical and value stocks; there's no use chasing a group that's not going to work if the market's worried about rising interest rates. However, I continued to buy defensive growth stocks. I define defensive growth companies as those that grow their earnings at a 10% to 15% annual rate, have a reasonable price-to-earnings (P/E) ratio and are typically not affected by interest rates or recessions. It's a broad category that includes financial growth stocks such as Fannie Mae, Freddie Mac and Associates First Capital; drug stocks such as Schering-Plough, Eli Lilly and Cardinal Health; and grocery store chains such as Safeway and Kroger.

Q. WHAT DID YOU FIND COMPELLING ABOUT THIS GROUP?

G.V. I felt this group was attractive because it offers a good ratio of growth per P/E. The example I like to use is Fannie Mae versus General Electric, a blue chip growth company. Investors get approximately the same growth with each company, but for GE investors pay around 40-times its year 2000 earnings, while Fannie Mae trades at only 15-times its 2000 earnings. There are certain times when I will overweight aggressive growth companies such as Dell and Cisco, but once they get too expensive, as I felt they did during the period, I focus on defensive growth stocks.

Q. HOW DID THESE STOCKS PERFORM?

G.V. The majority of the fund's defensive growth holdings grew anywhere from 12% to 15% during the period. However, the S&P posted returns of over 20%. Given this scenario, defensive growth underperformed. Essentially, investors said "Why do I want a company growing at 12% to 15% when I know I can get an S&P company that's up 20%?" So, despite their positive fundamentals and low valuations, the fund's defensive growth positions were disappointing. Another reason for their underperformance was the incredible "momentum market" we experienced, where money just funnelled into six technology stocks - Microsoft, Lucent, Dell, Cisco, Intel and IBM. This "gold rush mentality" has helped these six tech companies appreciate by a combined $1.1 trillion since the beginning of 1998, roughly equal to what all stocks in the equity market were worth in 1982.

Q. WHAT STOCKS WORKED WELL FOR THE FUND OVER THE COURSE OF THE YEAR?

G.V. Technology holding Solectron, a contract electronic manufacturer, was the largest contributor to performance. Technology companies outsource their manufacturing to Solectron, and this stock has gone up 10-fold since I first started buying it in 1992. Strong stock selection in the retail and telecom sectors also helped the fund's overall return. In the retail sector, Wal-Mart and Home Depot benefited from the strong U.S. economy and consumers' ability to finance home improvements. U.K.-based telecommunications company Vodafone, which benefited from solid earnings growth, had a persistent run of outstanding performance, as did MCI WorldCom. Its focus on the high-growth areas of Internet, data and international communications helped MCI WorldCom gain approximately 4% of the global telecom market.

Q. WHICH HOLDINGS HURT PERFORMANCE?

G.V. Philip Morris was the largest relative detractor due to the company's ongoing litigation battles. Despite beating their earnings estimates and meeting the criteria of defensive growth stocks, Fannie Mae and Freddie Mac, which help provide housing for low- and moderate-income families, were disappointments. Nervous investor sentiment concerning rising interest rates drove share prices down. However, based on their strong fundamentals, I remain bullish about their prospects. The fund's bond holdings, which accounted for 7.3% of net assets at the end of the period, also fared poorly. Rising interest rates were particularly detrimental to the returns of Treasuries.

Q. TURNING TO YOU, BETTINA, WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

B.D. First, let me say that it's an honor to succeed an icon like George Vanderheiden. He is one of the most respected money managers of all time. Turning back to the market, I think the fundamental outlook for the technology stocks - the enablers of the new economy - remains positive. I expect the effort to upgrade Corporate America's processes via the Internet, be it customer service, sales and marketing, logistics or inventory management, to continue for the next couple of years. Internationally, this trend is just getting started. Meanwhile, I will be searching to find the companies that can emerge as the winners, selecting those that I think can successfully adapt their business models and, thus, demonstrate consistent double-digit earnings growth rates over time.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to provide capital
growth by investing primarily
in common stocks and
securities convertible into
common stocks

START DATE: November 18,
1987

SIZE: as of November 30,
1999, more than $28.5
billion

MANAGER: Bettina Doulton,
since February 2000; joined
Fidelity in 1986

BETTINA DOULTON ON
THE ECONOMIC IMPACT
OF E-COMMERCE:

"E-commerce, business-to-consumer
and business-to-business via the
Internet are changing the
competitive dynamic in nearly all
industries. New internet-centric
- or `new economy' - companies
are building customer relationships
by providing value-added services
without the baggage of legacy assets
maintained by their `old-economy'
counterparts.

"Look at the finance sector, for
example. The old economy
segment of this market is
characterized by overcapacity, a
lack of pricing power and, thus,
challenging revenue growth
prospects. The emergence of
Internet-based financial services
providers has added a new
dimension to this industry. This
new competition offers more
convenience, doesn't have the
cost of a branch network, or all of
the expense overhead, payroll and
fixed assets to worry about . . .
that's very tough competition. The
Internet also pressures old
economy businesses by making
pricing more transparent.

"Generally, the old economy
companies must adapt their
business models and strategies and
thus prove the sustainability of
their growth rates. As an investor,
we're looking at opportunities in
both new economy and old economy
companies as they adapt to a
changing business environment. Of
course, identifying the companies
with the best fundamentals is only
half the battle. The second
challenge is to pay the right price
for these investment
opportunities."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Fannie Mae                      6.3                     5.3

Philip Morris Companies, Inc.   3.4                     4.5

FleetBoston Financial Corp.     3.3                     3.3

Solectron Corp.                 3.1                     2.3

Freddie Mac                     2.9                     3.1

Columbia/HCA Healthcare Corp.   2.2                     1.9

Home Depot, Inc.                2.2                     1.9

General Motors Corp.            1.8                     1.4

Lowe's Companies, Inc.          1.7                     1.5

Cardinal Health, Inc.             1.6                     1.0

                                 28.5                    26.2

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         21.1                    19.9

TECHNOLOGY                      12.9                    11.1

HEALTH                          11.1                    9.8

RETAIL & WHOLESALE              8.5                     8.0

ENERGY                          7.6                     7.1



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                     AS OF MAY 31, 1999 **

Stocks                          88.2%                         Stocks                                87.8%

Bonds                            7.3%                         Bonds                                  7.3%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 4.5%                         Net Other Assets                       4.9%

 * FOREIGN  INVESTMENTS          6.1%                         ** FOREIGN  INVESTMENTS                6.7%

Row: 1, Col: 1, Value: 88.2                                   Row: 1, Col: 1, Value: 87.8
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 7.3                                    Row: 1, Col: 4, Value: 7.3
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.5                                    Row: 1, Col: 8, Value: 4.9





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 88.2%

                                 SHARES                    VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.7%

Boeing Co.                        5,148,800                $ 210,135

BASIC INDUSTRIES - 1.4%

CHEMICALS & PLASTICS - 0.7%

Cabot Corp.                       2,120,500                 40,422

E.I. du Pont de Nemours and       664,509                   39,497
Co.

Engelhard Corp.                   1,488,600                 25,027

Monsanto Co.                      1,821,100                 76,828

Praxair, Inc.                     405,400                   18,091

                                                            199,865

PACKAGING & CONTAINERS - 0.6%

Crown Cork & Seal Co., Inc.       454,900                   9,269

Owens-Illinois, Inc. (a)          6,125,300                 146,624

                                                            155,893

PAPER & FOREST PRODUCTS - 0.1%

Bowater, Inc.                     310,600                   15,219

Westvaco Corp.                    800,200                   24,156

                                                            39,375

TOTAL BASIC INDUSTRIES                                      395,133

CONSTRUCTION & REAL ESTATE -
1.6%

BUILDING MATERIALS - 0.1%

Owens Corning                     2,520,400                 39,696

CONSTRUCTION - 1.3%

Centex Corp. (c)                  4,531,700                 107,628

D.R. Horton, Inc. (c)             4,310,080                 59,264

Fleetwood Enterprises, Inc.       1,591,452                 33,420

Kaufman & Broad Home Corp. (c)    4,380,800                 96,925

Lennar Corp. (c)                  3,457,400                 56,399

Pulte Corp.                       223,900                   4,492

Toll Brothers, Inc. (a)           236,200                   4,222

U.S. Home Corp. (a)               7,600                     196

                                                            362,546

ENGINEERING - 0.2%

Fluor Corp.                       1,173,100                 49,344

TOTAL CONSTRUCTION & REAL                                   451,586
ESTATE

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

DURABLES - 5.4%

AUTOS, TIRES, & ACCESSORIES -
4.6%

AutoNation, Inc. (a)              10,807,100               $ 100,641

Cummins Engine Co., Inc. (c)      2,190,600                 88,719

Dana Corp.                        3,856,800                 107,026

Delphi Automotive Systems         4,073,848                 64,163
Corp.

Discount Auto Parts, Inc.         1,029,900                 14,225
(a)(c)

Eaton Corp.                       3,182,500                 246,445

General Motors Corp.              7,055,639                 508,006

Lear Corp. (a)                    2,884,300                 95,362

Magna International, Inc.         2,194,100                 94,707
Class A

                                                            1,319,294

TEXTILES & APPAREL - 0.8%

Burlington Industries, Inc.       2,797,300                 10,315
(a)(c)

Jones Apparel Group, Inc. (a)     669,700                   17,873

Liz Claiborne, Inc. (c)           4,209,800                 157,604

Warnaco Group, Inc. Class A       3,524,400                 43,614
(c)

                                                            229,406

TOTAL DURABLES                                              1,548,700

ENERGY - 7.6%

ENERGY SERVICES - 0.9%

Baker Hughes, Inc.                564,400                   14,251

Halliburton Co.                   3,588,500                 138,830

McDermott International, Inc.     1,845,100                 15,799

Schlumberger Ltd.                 1,511,700                 90,796

                                                            259,676

OIL & GAS - 6.7%

Amerada Hess Corp.                3,713,026                 215,123

Apache Corp.                      393,100                   14,078

BP Amoco PLC sponsored ADR        6,501,856                 396,207

Chevron Corp.                     956,600                   84,719

Conoco, Inc. Class B              1,542,528                 40,395

Cooper Cameron Corp. (a)          1,552,700                 66,572

Exxon Corp.                       5,287,000                 419,325

Occidental Petroleum Corp.        7,205,400                 158,068

Royal Dutch Petroleum Co. (NY     3,394,400                 196,875
Registry Gilder 1.25)

Sunoco, Inc.                      406,400                   10,389

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Tosco Corp. (c)                   7,503,800                $ 203,072

Total Fina SA:

Class B                           197,574                   26,129

sponsored ADR                     812,761                   53,744

Union Pacific Resources           1,596,900                 20,860
Group, Inc.

USX-Marathon Group                756,600                   20,003

                                                            1,925,559

TOTAL ENERGY                                                2,185,235

FINANCE - 21.1%

BANKS - 5.9%

Bank of America Corp.             6,739,900                 394,284

Bank of Tokyo-Mitsubishi Ltd.     4,547,000                 65,785

Bank of Tokyo-Mitsubishi Ltd.     1,493,200                 22,025
ADR

Bank One Corp.                    2,557,800                 90,162

Chase Manhattan Corp.             151,800                   11,727

Dai-Ichi Kangyo Bank Ltd.         595,000                   6,864

FleetBoston Financial Corp.       25,086,471                948,582

Fuji Bank Ltd.                    595,000                   7,127

Sakura Bank Ltd.                  951,000                   7,038

Sumitomo Bank Ltd. Japan          494,000                   7,578

SunTrust Banks, Inc.              63,800                    4,458

The Industrial Bank of Japan      600,000                   7,075
Ltd.

Wells Fargo & Co.                 2,395,200                 111,377

                                                            1,684,082

CREDIT & OTHER FINANCE - 0.6%

Associates First Capital          2,856,500                 94,979
Corp. Class A

Citigroup, Inc.                   529,800                   28,543

Concord EFS, Inc. (a)             1,144,050                 30,317

Household International, Inc.     543,000                   21,482

                                                            175,321

FEDERAL SPONSORED CREDIT - 9.2%

Fannie Mae                        26,756,542                1,782,651

Freddie Mac                       16,815,800                830,280

                                                            2,612,931

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - 4.2%

Allmerica Financial Corp.         1,122,000                $ 61,920

American International Group,     3,264,852                 337,096
Inc.

CIGNA Corp.                       3,698,800                 304,226

Hartford Life, Inc. Class A       111,500                   4,990

Marsh & McLennan Companies,       13,200                    1,038
Inc.

MGIC Investment Corp. (c)         8,107,100                 458,051

Travelers Property Casualty       876,100                   29,185
Corp. Class A

                                                            1,196,506

SAVINGS & LOANS - 0.7%

Golden State Bancorp, Inc. (a)    1,569,900                 30,515

Washington Mutual, Inc.           5,980,100                 173,423

                                                            203,938

SECURITIES INDUSTRY - 0.5%

Kokusai Securities Co. Ltd.       578,000                   9,207

Nomura Securities Co. Ltd.        7,338,000                 130,907

                                                            140,114

TOTAL FINANCE                                               6,012,892

HEALTH - 11.1%

DRUGS & PHARMACEUTICALS - 3.8%

American Home Products Corp.      1,123,300                 58,412

Amgen, Inc. (a)                   2,089,000                 95,180

Bristol-Myers Squibb Co.          151,700                   11,084

Eli Lilly & Co.                   4,376,500                 314,014

Forest Laboratories, Inc. (a)     942,900                   48,265

Merck & Co., Inc.                 1,509,700                 118,511

Schering-Plough Corp.             5,893,200                 301,290

Warner-Lambert Co.                1,442,400                 129,365

                                                            1,076,121

MEDICAL EQUIPMENT & SUPPLIES
- 3.8%

Abbott Laboratories               4,289,700                 163,009

AmeriSource Health Corp.          4,329,400                 53,576
Class A (a)(c)

Baxter International, Inc.        771,000                   52,091

Biomet, Inc.                      750,900                   23,794

Cardinal Health, Inc.             8,779,550                 459,280

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

Johnson & Johnson                 3,200,200                $ 332,021

McKesson HBOC, Inc.               420,200                   9,822

                                                            1,093,593

MEDICAL FACILITIES MANAGEMENT
- 3.5%

Columbia/HCA Healthcare Corp.     23,362,663                636,633

Lifepoint Hospitals, Inc. (a)     916,724                   10,772

Tenet Healthcare Corp. (a)        9,248,100                 206,348

United HealthCare Corp.           2,450,300                 127,262

Wellpoint Health Networks,        156,500                   9,009
Inc. (a)

                                                            990,024

TOTAL HEALTH                                                3,159,738

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.6%

ELECTRICAL EQUIPMENT - 2.5%

Emerson Electric Co.              3,131,000                 178,467

General Electric Co.              1,614,500                 209,885

Koninklijke Philips               1,625,900                 198,268
Electronics NV

Thomas & Betts Corp.              2,186,700                 89,655

W.W. Grainger, Inc.               962,800                   45,372

                                                            721,647

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.8%

Caterpillar, Inc.                 2,484,800                 115,233

Deere & Co.                       637,400                   27,368

Illinois Tool Works, Inc.         379,700                   24,586

Ingersoll-Rand Co.                642,100                   31,102

Parker-Hannifin Corp.             298,200                   14,034

                                                            212,323

POLLUTION CONTROL - 0.3%

Republic Services, Inc. Class     5,164,900                 64,238
A (a)

Waste Management, Inc.            1,969,500                 32,004

                                                            96,242

TOTAL INDUSTRIAL MACHINERY &                                1,030,212
EQUIPMENT

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

MEDIA & LEISURE - 2.7%

BROADCASTING - 1.0%

AT&T Corp. - Liberty Media        3,668,310                $ 153,381
Group Class A (a)

Cox Communications, Inc.          884,998                   41,595
Class A (a)

MediaOne Group, Inc.              1,264,900                 100,243

                                                            295,219

ENTERTAINMENT - 0.6%

Cedar Fair LP (depository         646,700                   12,126
unit)

Fox Entertainment Group, Inc.     3,115,700                 71,661
Class A

Royal Carribean Cruises Ltd.      1,540,500                 76,062

                                                            159,849

LODGING & GAMING - 0.2%

Mirage Resorts, Inc. (a)          5,727,100                 73,378

PUBLISHING - 0.1%

Reader's Digest Association,      639,300                   18,540
Inc. Class A (non-vtg.)

RESTAURANTS - 0.8%

McDonald's Corp.                  1,826,500                 82,193

Papa John's International,        675,400                   24,251
Inc. (a)

Wendy's International, Inc.       5,201,100                 114,749

                                                            221,193

TOTAL MEDIA & LEISURE                                       768,179

NONDURABLES - 3.8%

FOODS - 0.2%

Keebler Foods Co. (a)             24,500                    675

Nabisco Group Holdings Corp.      4,843,800                 56,006

                                                            56,681

HOUSEHOLD PRODUCTS - 0.2%

Procter & Gamble Co.              380,500                   41,094

TOBACCO - 3.4%

Philip Morris Companies, Inc.     36,771,300                967,545

RJ Reynolds Tobacco Holdings,     437,200                   9,318
Inc.

                                                            976,863

TOTAL NONDURABLES                                           1,074,638

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - 8.5%

APPAREL STORES - 0.5%

Gap, Inc.                         1,072,300                $ 43,428

TJX Companies, Inc.               4,359,400                 114,162

                                                            157,590

DRUG STORES - 0.4%

CVS Corp.                         2,717,800                 107,863

GENERAL MERCHANDISE STORES -
1.7%

Saks, Inc. (a)                    2,473,940                 43,294

Wal-Mart Stores, Inc.             7,538,500                 434,406

                                                            477,700

GROCERY STORES - 1.0%

Kroger Co. (a)                    3,220,100                 68,628

Safeway, Inc. (a)                 5,929,700                 218,658

                                                            287,286

RETAIL & WHOLESALE,
MISCELLANEOUS - 4.9%

Circuit City Stores, Inc. -       3,452,000                 167,422
Circuit City Group

Home Depot, Inc.                  8,005,000                 632,895

Lowe's Companies, Inc.            9,592,400                 477,821

Office Depot, Inc. (a)            4,333,000                 48,205

Staples, Inc. (a)                 3,332,900                 78,323

                                                            1,404,666

TOTAL RETAIL & WHOLESALE                                    2,435,105

SERVICES - 0.3%

ADVERTISING - 0.2%

Interpublic Group of              239,500                   11,257
Companies, Inc.

Young & Rubicam, Inc.             693,500                   36,192

                                                            47,449

SERVICES - 0.1%

Gartner Group, Inc. Class B       364,582                   4,033
(a)

H&R Block, Inc.                   609,800                   26,221

                                                            30,254

TOTAL SERVICES                                              77,703

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - 12.9%

COMMUNICATIONS EQUIPMENT - 0.0%

Nokia AB sponsored ADR            75,900                   $ 10,488

COMPUTER SERVICES & SOFTWARE
- 2.3%

Automatic Data Processing,        1,615,100                 79,746
Inc.

Black Box Corp. (a)               724,600                   43,114

Ceridian Corp. (a)                87,100                    1,884

Compuware Corp. (a)               1,163,500                 39,341

Electronics for Imaging, Inc.     686,500                   30,592
(a)

First Data Corp.                  1,221,500                 52,830

IMS Health, Inc.                  2,092,800                 49,312

Microsoft Corp. (a)               3,330,300                 303,213

Policy Management Systems         2,541,000                 51,138
Corp. (a)(c)

                                                            651,170

COMPUTERS & OFFICE EQUIPMENT
- 3.2%

Compaq Computer Corp.             7,785,600                 190,261

Ingram Micro, Inc. Class A (a)    2,133,400                 28,401

International Business            2,758,300                 284,277
Machines Corp.

SCI Systems, Inc. (a)(c)          4,302,000                 291,998

Tech Data Corp. (a)(c)            4,781,900                 117,157

Xerox Corp.                       455,100                   12,316

                                                            924,410

ELECTRONIC INSTRUMENTS - 0.8%

Agilent Technologies, Inc.        98,200                    4,143

LAM Research Corp. (a)(c)         2,110,500                 163,828

Novellus Systems, Inc. (a)        22,500                    1,848

Thermo Electron Corp. (a)         3,898,000                 58,470

                                                            228,289

ELECTRONICS - 6.6%

Avnet, Inc.                       1,797,400                 98,745

Flextronics International         305,700                   25,354
Ltd. (a)

Intel Corp.                       1,784,800                 136,872

Methode Electronics, Inc.         1,317,200                 35,564
Class A

Microchip Technology, Inc. (a)    1,191,900                 75,537

Micron Technology, Inc. (a)       3,221,900                 216,270

Molex, Inc. Class A               2,184,352                 88,876

Motorola, Inc.                    1,593,700                 182,080

National Semiconductor Corp.      2,218,400                 94,282
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Sanmina Corp. (a)                 579,600                  $ 55,714

Solectron Corp. (a)               10,579,200                871,462

                                                            1,880,756

TOTAL TECHNOLOGY                                            3,695,113

TRANSPORTATION - 2.2%

AIR TRANSPORTATION - 1.7%

AMR Corp. (a)                     5,524,800                 336,322

Delta Air Lines, Inc.             2,716,000                 133,763

Southwest Airlines Co.            455,500                   7,430

                                                            477,515

RAILROADS - 0.4%

Burlington Northern Santa Fe      3,439,500                 99,746
Corp.

TRUCKING & FREIGHT - 0.1%

Airborne Freight Corp.            1,792,400                 41,561

TOTAL TRANSPORTATION                                        618,822

UTILITIES - 5.3%

CELLULAR - 1.5%

Nextel Communications, Inc.       75,800                    7,514
Class A (a)

Vodafone AirTouch PLC             8,556,600                 403,765
sponsored ADR

                                                            411,279

ELECTRIC UTILITY - 0.0%

PG&E Corp.                        283,019                   6,333

TELEPHONE SERVICES - 3.8%

AT&T Corp.                        2,174,699                 121,511

Bell Atlantic Corp.               1,148,492                 72,714

BellSouth Corp.                   1,396,500                 64,501

CenturyTel, Inc.                  1,578,600                 72,616

MCI WorldCom, Inc. (a)            5,350,204                 442,395

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

SBC Communications, Inc.          2,357,600                $ 122,448

Sprint Corp. - FON Group          2,844,900                 197,365

                                                            1,093,550

TOTAL UTILITIES                                             1,511,162

TOTAL COMMON STOCKS                                        25,174,353
(Cost $17,702,045)



U.S. TREASURY OBLIGATIONS -
7.3%

MOODY'S RATINGS (UNAUDITED)                PRINCIPAL AMOUNT (000S)

U.S. Treasury Bond stripped
principal:

0% 2/15/19                        Aaa      $ 10,000                              2,826

0% 8/15/19                        Aaa       45,000                               12,339

0% 8/15/20                        Aaa       862,300                              221,628

U.S. Treasury Bonds:

6.25% 8/15/23                     Aaa       106,250                              102,714

7.625% 11/15/22                   Aaa       128,000                              143,800

7.875% 2/15/21                    Aaa       208,000                              237,964

8.125% 8/15/19                    Aaa       1,176,000                            1,369,123

TOTAL U.S. TREASURY OBLIGATIONS                                                  2,090,394
(Cost $2,016,455)


CASH EQUIVALENTS - 5.2%

                               SHARES

Central Cash Collateral Fund,   130,848,035                   130,848
5.69% (b)

Taxable Central Cash Fund,      1,338,955,780                 1,338,956
5.34% (b)

TOTAL CASH EQUIVALENTS                                        1,469,804
(Cost $1,469,804)

TOTAL INVESTMENT PORTFOLIO -                                  28,734,551
100.7%
(Cost $21,188,304)

NET OTHER ASSETS - (0.7)%                                     (201,569)

NET ASSETS - 100%                                           $ 28,532,982

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $21,233,569,000. Net unrealized appreciation aggregated $7,500,982,000, of which $9,237,808,000 related to appreciated investment securities and $1,736,826,000 related to depreciated investment securities.

The fund hereby designates approximately $1,400,546,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)
                                    NOVEMBER 30, 1999

ASSETS

Investment in securities, at             $ 28,734,551
value (cost $21,188,304) -
See accompanying schedule

Receivable for investments                45,737
sold

Receivable for fund shares                16,090
sold

Dividends receivable                      25,367

Interest receivable                       41,754

Other receivables                         635

 TOTAL ASSETS                             28,864,134

LIABILITIES

Payable for investments        $ 57,930
purchased

Payable for fund shares         114,512
redeemed

Accrued management fee          10,032

Distribution fees payable       12,999

Other payables and accrued      4,831
expenses

Collateral on securities        130,848
loaned, at value

 TOTAL LIABILITIES                        331,152

NET ASSETS                               $ 28,532,982

Net Assets consist of:

Paid in capital                          $ 17,542,449

Undistributed net investment              191,572
income

Accumulated undistributed net             3,252,760
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               7,546,201
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 28,532,982

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)
                        NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $50.61
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price   per share ($639,540
(divided by) 12,637 shares)

Maximum offering price per         $53.70
share (100/94.25 of $50.61)

CLASS T: NET ASSET VALUE and       $50.96
redemption price   per share
($24,357,276 (divided by)
477,981 shares)

Maximum offering price per         $52.81
share (100/96.50 of $50.96)

CLASS B: NET ASSET VALUE and       $50.25
offering price per share
($2,264,119 (divided by)
45,056 shares) A

CLASS C: NET ASSET VALUE and       $50.39
offering price per share
($688,119 (divided by)
13,656 shares) A

INSTITUTIONAL CLASS: NET           $51.10
ASSET VALUE, offering price
and redemption price   per
share ($583,928 (divided by)
11,427 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS
                            YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                              $ 326,206
Dividends (including $9,173
received from affiliated
issuers)

Interest                                        214,247

Security lending                                225

 TOTAL INCOME                                   540,678

EXPENSES

Management fee Basic fee         $ 170,541

 Performance adjustment           (43,191)

Transfer agent fees               52,598

Distribution fees                 154,536

Accounting and security           1,215
lending fees

Non-interested trustees'          104
compensation

Custodian fees and expenses       697

Registration fees                 772

Audit                             133

Legal                             100

 Total expenses before            337,505
reductions

 Expense reductions               (2,547)       334,958

NET INVESTMENT INCOME                           205,720

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,285,111
(including realized gain
(loss) of   $83,949 on sales
of investments in affiliated
issuers)

 Foreign currency transactions    (104)         3,285,007

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (1,529,848)

 Assets and liabilities in        (149)         (1,529,997)
foreign currencies

NET GAIN (LOSS)                                 1,755,010

NET INCREASE (DECREASE) IN                     $ 1,960,730
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ 205,720                     $ 222,413
income

 Net realized gain (loss)       3,285,007                     1,043,142

 Change in net unrealized       (1,529,997)                   3,286,573
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     1,960,730                     4,552,128
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (195,067)                     (230,393)
From net investment income

 From net realized gain         (939,863)                     (1,268,193)

 TOTAL DISTRIBUTIONS            (1,134,930)                   (1,498,586)

Share transactions - net        194,901                       3,085,219
increase (decrease)

  TOTAL INCREASE (DECREASE)     1,020,701                     6,138,761
IN NET ASSETS

NET ASSETS

 Beginning of period            27,512,281                    21,373,520

 End of period (including      $ 28,532,982                  $ 27,512,281
undistributed net investment
income of $191,572 and
$204,660, respectively)


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999     1998     1997 I        1997 H    1996 E

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 49.33  $ 44.02  $ 42.57       $ 35.39   $ 32.86
of period

Income from  Investment
Operations

Net investment income D           .47      .48      .04           .54       .09

Net realized and  unrealized      2.97     8.03     1.41          8.80      2.44
gain (loss)

Total from investment             3.44     8.51     1.45          9.34      2.53
operations

Less Distributions

From net investment income        (.47)    (.60)    -             (.72)     -

From net realized gain            (1.69)   (2.60)   -             (1.44)    -

Total distributions               (2.16)   (3.20)   -             (2.16)    -

Net asset value, end of period   $ 50.61  $ 49.33  $ 44.02       $ 42.57   $ 35.39

TOTAL RETURN B, C                 7.31%    20.82%   3.41%         27.58%    7.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 640    $ 359    $ 143         $ 130     $ 10
(in millions)

Ratio of expenses to average      .92%     .97%     1.10% A,  F   1.05%     1.48% A,  F
net assets

Ratio of expenses to average      .91% G   .96% G   1.09% A,  G   1.04% G   1.47% A,  G
net assets after expense
reductions

Ratio of net investment           .93%     1.06%    1.22% A       1.36%     1.74% A
income to average net assets

Portfolio turnover                43%      25%      33% A         35%       33%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO OCTOBER 31,1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
H YEAR ENDED OCTOBER 31
I ONE MONTH ENDED NOVEMBER 30, 1997

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED  NOVEMBER 30,      1999      1998      1997 G       1997 F    1996 F    1995 F

SELECTED PER-SHARE DATA

Net asset value,  beginning    $ 49.63   $ 44.20   $ 42.76      $ 35.41   $ 30.89   $ 26.62
of period

Income from Invest- ment
Operations

Net investment  income          .37 D     .42 D     .03 D        .55 D     .61 D     .39

Net realized  and unrealized    3.00      8.08      1.41         8.78      4.72      5.31
gain (loss)

Total from investment           3.37      8.50      1.44         9.33      5.33      5.70
operations

Less Distributions

From net investment income      (.35)     (.47)     -            (.54)     (.41)     (.27)

From net  realized gain         (1.69)    (2.60)    -            (1.44)    (.40)     (1.16)

 Total distributions            (2.04)    (3.07)    -            (1.98)    (.81)     (1.43)

Net asset value,  end of       $ 50.96   $ 49.63   $ 44.20      $ 42.76   $ 35.41   $ 30.89
period

TOTAL RETURN B, C               7.10%     20.63%    3.37%        27.43%    17.61%    22.88%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 24,357  $ 24,802  $ 20,411     $ 19,652  $ 14,315  $ 9,691
millions)

Ratio of expenses to average    1.12%     1.14%     1.28% A      1.18%     1.34%     1.59%
net assets

Ratio of expenses  to average   1.11% E   1.13% E   1.27% A, E   1.17% E   1.34%     1.58% E
 net assets after expense
reductions

Ratio of net invest- ment       .73%      .92%      1.03% A      1.39%     1.88%     1.56%
income to average net assets

Portfolio turnover              43%       25%       33% A        35%       33%       39%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
F YEAR ENDED OCTOBER 31
G ONE MONTH ENDED NOVEMBER 30, 1997

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999      1998      1997 H       1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 49.12   $ 44.02   $ 42.60      $ 37.62
period

Income from Investment
Operations

Net investment income D           .09       .14       .02          .13

Net realized and unrealized       2.97      8.04      1.40         4.85
gain (loss)

Total from investment             3.06      8.18      1.42         4.98
operations

Less Distributions

From net investment income        (.24)     (.48)     -            -

From net realized gain            (1.69)    (2.60)    -            -

Total distributions               (1.93)    (3.08)    -            -

Net asset value, end of period   $ 50.25   $ 49.12   $ 44.02      $ 42.60

TOTAL RETURN B, C                 6.50%     19.95%    3.33%        13.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 2,264   $ 1,432   $ 423        $ 371
millions)

Ratio of expenses to average      1.67%     1.71%     1.85% A, F   1.75% A
net assets

Ratio of expenses to average      1.66% G   1.70% G   1.84% A, G   1.74% A, G
net assets  after expense
reductions

Ratio of net investment           .19%      .31%      .47% A       .48% A
income to  average net assets

Portfolio turnover                43%       25%       33% A        35%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
H ONE MONTH ENDED NOVEMBER 30, 1997

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999      1998     1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 49.33   $ 44.20  $ 43.62
period

Income from Investment
Operations

Net investment income D           .10       .12      .02

Net realized and unrealized       2.97      8.08     .56
gain (loss)

Total from investment             3.07      8.20     .58
operations

Less Distributions

From net investment income        (.32)     (.47)    -

From net realized gain            (1.69)    (2.60)   -

Total distributions               (2.01)    (3.07)   -

Net asset value, end of period   $ 50.39   $ 49.33  $ 44.20

TOTAL RETURN B, C                 6.50%     19.91%   1.33%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 688     $ 301    $ 6
millions)

Ratio of expenses to average      1.65%     1.70%    1.85% A, F
net assets

Ratio of expenses to average      1.64% G   1.70%    1.84% A, G
net assets  after expense
reductions

Ratio of net investment           .20%      .27%     .74% A
income to average net assets

Portfolio turnover                43%       25%      33% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999     1998     1997 H      1997 G   1996 G   1995 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 49.78  $ 44.31  $ 42.85     $ 35.47  $ 30.97  $ 29.04
period

Income from  Investment
Operations

Net investment  income            .63 D    .65 D    .05 D       .75 D    .77 D    .12

Net realized and unrealized       2.98     8.10     1.41        8.78     4.74     1.81
gain (loss)

Total from investment             3.61     8.75     1.46        9.53     5.51     1.93
operations

Less Distributions

From net investment income        (.60)    (.68)    -           (.71)    (.61)    -

From net  realized gain           (1.69)   (2.60)   -           (1.44)   (.40)    -

Total distributions               (2.29)   (3.28)   -           (2.15)   (1.01)   -

Net asset value, end of period   $ 51.10  $ 49.78  $ 44.31     $ 42.85  $ 35.47  $ 30.97

TOTAL RETURN B, C                 7.62%    21.29%   3.41%       28.07%   18.25%   6.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 584    $ 618    $ 392       $ 375    $ 250    $ 72
millions)

Ratio of expenses  to average     .62%     .62%     .71% A      .66%     .85%     .82% A
 net assets

Ratio of expenses to average      .61% F   .61% F   .70% A, F   .65% F   .84% F   .81% A, F
net assets after expense
reductions

Ratio of net invest- ment         1.24%    1.43%    1.60% A     1.91%    2.38%    2.33% A
income to average net assets

Portfolio turnover                43%      25%      33% A       35%      33%      39%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
G YEAR ENDED OCTOBER 31
H ONE MONTH ENDED NOVEMBER 30, 1997

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount,

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

partnerships, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

2. OPERATING POLICIES - CONTINUED

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $11,872,511,000 and $12,343,326,000, respectively, of which U.S. government and government agency obligations aggregated
$275,744,000 and $427,263,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .43% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN - CONTINUED

A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC    RETAINED BY FDC

CLASS A   $ 1,315,000    $ 1,000

CLASS T    128,121,000    1,234,000

CLASS B    19,737,000     14,814,000

CLASS C    5,363,000      3,863,000

          $ 154,536,000  $ 19,912,000

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC   RETAINED BY FDC

CLASS A   $ 3,498,000   $ 1,497,000

CLASS T    9,655,000     3,771,000

CLASS B    5,123,000     5,123,000 *

CLASS C    319,000       319,000 *

          $ 18,595,000  $ 10,710,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT        % OF AVERAGE NET ASSETS

CLASS A                $ 1,197,000   .23

CLASS T                 44,760,000   .17

CLASS B                 4,431,000    .22

CLASS C                 1,124,000    .21

INSTITUTIONAL CLASS     1,086,000    .17

                       $ 52,598,000

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,626,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $134,859,000. The fund received cash collateral of $130,848,000 which was invested in cash equivalents. Cash Collateral includes $559,000 received for unsettled security loans.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,440,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $6,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS A   $ 5,000

CLASS T    96,000

          $ 101,000

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

AMOUNTS IN THOUSANDS        YEARS ENDED NOVEMBER 30,

                            1999                      1998

FROM NET INVESTMENT INCOME

Class A                     $ 3,446                   $ 1,998

Class T                      175,050                   217,401

Class B                      7,090                     4,810

Class C                      2,000                     114

Institutional Class          7,481                     6,070

Total                       $ 195,067                 $ 230,393

FROM NET REALIZED GAIN

Class A                     $ 12,417                  $ 8,735

Class T                      845,704                   1,209,164

Class B                      50,007                    26,330

Class C                      10,642                    675

Institutional Class          21,093                    23,289

Total                       $ 939,863                 $ 1,268,193

Total Distributions         $ 1,134,930               $ 1,498,586

8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods were as follows:

AMOUNTS IN THOUSANDS            SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

                                1999                     1998                     1999                     1998



CLASS A Shares sold             7,706                    5,006                   $ 388,943                $ 225,955

Reinvestment of distributions    317                      245                      14,915                   10,085

Shares redeemed                  (2,665)                  (1,215)                  (134,575)                (55,006)

Net increase (decrease)          5,358                    4,036                   $ 269,283                $ 181,034

CLASS T Shares sold              84,990                   100,805                 $ 4,305,403              $ 4,546,813

Reinvestment of distributions    20,264                   32,321                   961,462                  1,340,827

Shares redeemed                  (126,979)                (95,176)                 (6,461,873)              (4,297,357)

Net increase (decrease)          (21,725)                 37,950                  $ (1,195,008)            $ 1,590,283

CLASS B Shares sold              20,524                   21,067                  $ 1,029,947              $ 950,442

Reinvestment of distributions    1,064                    667                      50,034                   27,524

Shares redeemed                  (5,677)                  (2,187)                  (285,427)                (97,688)

Net increase (decrease)          15,911                   19,547                  $ 794,554                $ 880,278

CLASS C Shares sold              9,384                    6,462                   $ 472,443                $ 292,437

Reinvestment of distributions    217                      15                       10,228                   602

Shares redeemed                  (2,048)                  (506)                    (103,255)                (22,628)

Net increase (decrease)          7,553                    5,971                   $ 379,416                $ 270,411

INSTITUTIONAL CLASS Shares       4,369                    6,993                   $ 220,446                $ 319,599
sold

Reinvestment of distributions    506                      595                      23,925                   24,612

Shares redeemed                  (5,872)                  (4,004)                  (297,715)                (180,998)

Net increase (decrease)          (997)                    3,584                   $ (53,344)               $ 163,213


9. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS                PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE
AFFILIATE

Airborne Freight Corp.              $ -                $ 2,277         $ -                  $ -

AmeriSource Health Corp.             37,926             -               -                    53,576
Class A

Burlington Industries, Inc.          2,908              49,361          -                    10,315

Centex Corp.                         43,885             2,684           264                  107,628

Cummins Engine Co., Inc.             3,385              3,281           2,472                88,719

D.R. Horton, Inc.                    14,138             -               116                  59,264

Discount Auto Parts, Inc.            -                  6,118           -                    14,225

Kaufman & Broad Home Corp.           35,120             -               1,190                96,925

LAM Research Corp.                   -                  -               -                    163,828

Lennar Corp.                         19,105             -               108                  56,399

Liz Claiborne, Inc.                  -                  8,692           1,950                157,604

MGIC Investment Corp.                98,015             8,493           794                  458,051

McDermott International, Inc.        13,318             18,005          323                  -

Policy Management Systems            44,797             31,102          -                    51,138
Corp.

Promus Hotel Corp.                   17,963             40,438          -                    -

Revlon Inc. Class A                  -                  6,519           -                    -

SCI Systems Inc.                     23,568             5,019           -                    291,998

Solectron Corp.                      -                  67,697          -                    -

Tech Data Corp.                      67,926             4,419           -                    117,157

Tosco Corp.                          -                  -               1,050                203,072

Ultratech Stepper, Inc.              -                  15,737          -                    -

Warnaco Group, Inc. Class A          15,813             -               906                  43,614

TOTALS                              $ 437,867          $ 269,842       $ 9,173              $ 1,973,513


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Growth Opportunities Fund as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the four-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Growth Opportunities voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
            PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Class A     12/13/99 12/10/99    $.52      $5.02
             1/10/00   1/7/00    $-        $.09
Class T     12/13/99 12/10/99    $.37      $5.02
             1/10/00   1/7/00    $-        $.09
Class B     12/13/99 12/10/99    $.18      $5.02
             1/10/00   1/7/00    $-        $.09
Class C     12/13/99 12/10/99    $.23      $5.02
             1/10/00   1/7/00    $-        $.09

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 85%, 100%, 100% and 100% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.







INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
 Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
George A. Vanderheiden, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
 Operations Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUND
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
GROWTH OPPORTUNITIES
FUND - INSTITUTIONAL CLASS

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     6   The managers' review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            10  A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   11  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          22  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets,  as
                                  well as financial highlights.

NOTES                         31  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  41  The auditors' opinion.

DISTRIBUTIONS                 42

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,          PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV GROWTH                 7.62%        160.14%       431.63%
OPPORTUNITIES - INST CL

S&P 500 (registered trademark)      20.90%       236.51%       415.33%

Growth Funds Average                27.23%       187.58%       344.65%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV GROWTH         7.62%        21.07%        18.18%
OPPORTUNITIES - INST CL

S&P 500                     20.90%       27.47%        17.82%

Growth Funds Average        27.23%       22.97%        15.68%

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Growth Opp -CL I         S&P 500
             00688                       SP001
  1989/11/30      10000.00                    10000.00
  1989/12/31      10101.48                    10240.00
  1990/01/31       9373.91                     9552.90
  1990/02/28       9601.28                     9676.13
  1990/03/31       9848.13                     9932.55
  1990/04/30       9523.32                     9684.23
  1990/05/31      10660.14                    10628.44
  1990/06/30      10718.61                    10556.17
  1990/07/31      10328.84                    10522.39
  1990/08/31       9192.02                     9571.17
  1990/09/30       8477.45                     9105.05
  1990/10/31       8438.47                     9065.90
  1990/11/30       9334.93                     9651.56
  1990/12/31       9935.12                     9920.84
  1991/01/31      11124.44                    10353.38
  1991/02/28      12123.21                    11093.65
  1991/03/31      12458.32                    11362.12
  1991/04/30      12714.59                    11389.39
  1991/05/31      13411.10                    11881.41
  1991/06/30      12464.89                    11337.24
  1991/07/31      13338.82                    11865.55
  1991/08/31      13857.91                    12146.77
  1991/09/30      13542.51                    11943.92
  1991/10/31      13522.80                    12103.97
  1991/11/30      12721.16                    11616.18
  1991/12/31      14175.51                    12945.07
  1992/01/31      14584.21                    12704.29
  1992/02/29      15243.87                    12869.44
  1992/03/31      14734.79                    12618.49
  1992/04/30      15136.32                    12989.47
  1992/05/31      15351.43                    13053.12
  1992/06/30      15000.09                    12858.63
  1992/07/31      15516.34                    13384.55
  1992/08/31      15086.13                    13110.16
  1992/09/30      15129.15                    13264.86
  1992/10/31      15157.83                    13311.29
  1992/11/30      15889.19                    13765.21
  1992/12/31      16305.53                    13934.52
  1993/01/31      16802.65                    14051.57
  1993/02/28      16848.54                    14242.67
  1993/03/31      17475.68                    14543.19
  1993/04/30      17506.27                    14191.25
  1993/05/31      17995.74                    14571.57
  1993/06/30      18064.57                    14613.83
  1993/07/31      18186.94                    14555.37
  1993/08/31      18745.24                    15107.02
  1993/09/30      18814.08                    14990.70
  1993/10/31      19418.27                    15301.01
  1993/11/30      19326.49                    15155.65
  1993/12/31      19921.01                    15339.03
  1994/01/31      21023.33                    15860.56
  1994/02/28      20706.11                    15430.73
  1994/03/31      19825.85                    14757.95
  1994/04/30      20349.25                    14946.86
  1994/05/31      20460.27                    15191.98
  1994/06/30      19905.15                    14819.78
  1994/07/31      20468.20                    15305.87
  1994/08/31      21332.61                    15933.41
  1994/09/30      20690.25                    15543.04
  1994/10/31      21110.56                    15892.76
  1994/11/30      20436.48                    15313.95
  1994/12/31      20490.14                    15541.05
  1995/01/31      20649.69                    15944.03
  1995/02/28      21279.51                    16565.37
  1995/03/31      21825.36                    17054.21
  1995/04/30      22564.34                    17556.46
  1995/05/31      23504.88                    18258.19
  1995/06/30      24302.65                    18682.33
  1995/07/31      25134.01                    19301.84
  1995/08/31      25318.76                    19350.28
  1995/09/30      25814.22                    20166.87
  1995/10/31      26007.36                    20094.87
  1995/11/30      26662.37                    20977.04
  1995/12/31      27371.36                    21381.05
  1996/01/31      27813.53                    22108.86
  1996/02/29      27744.17                    22313.81
  1996/03/31      27709.49                    22528.70
  1996/04/30      28186.35                    22860.77
  1996/05/31      28775.91                    23450.35
  1996/06/30      28923.30                    23539.69
  1996/07/31      28125.66                    22499.71
  1996/08/31      28359.75                    22974.23
  1996/09/30      29712.28                    24267.22
  1996/10/31      30752.68                    24936.51
  1996/11/30      33180.30                    26821.46
  1996/12/31      32381.55                    26290.13
  1997/01/31      33990.06                    27932.73
  1997/02/28      34284.18                    28151.73
  1997/03/31      32602.14                    26994.97
  1997/04/30      34091.16                    28606.57
  1997/05/31      36214.39                    30348.14
  1997/06/30      37354.13                    31707.74
  1997/07/31      40139.15                    34230.72
  1997/08/31      38677.71                    32313.12
  1997/09/30      40221.87                    34082.90
  1997/10/31      39385.45                    32944.54
  1997/11/30      40727.40                    34469.54
  1997/12/31      41837.75                    35061.38
  1998/01/31      41935.90                    35449.16
  1998/02/28      44714.43                    38005.75
  1998/03/31      46123.54                    39952.03
  1998/04/30      46133.46                    40353.94
  1998/05/31      45716.68                    39660.26
  1998/06/30      46748.71                    41271.26
  1998/07/31      46798.32                    40831.72
  1998/08/31      40804.65                    34928.27
  1998/09/30      43225.93                    37165.78
  1998/10/31      46351.77                    40188.84
  1998/11/30      49398.23                    42624.69
  1998/12/31      52143.69                    45080.72
  1999/01/31      52683.98                    46966.00
  1999/02/28      50343.16                    45506.29
  1999/03/31      51602.00                    47327.00
  1999/04/30      53734.75                    49159.97
  1999/05/31      53453.85                    47999.31
  1999/06/30      55732.25                    50663.27
  1999/07/31      54410.98                    49081.56
  1999/08/31      53068.92                    48838.61
  1999/09/30      51217.07                    47499.94
  1999/10/31      53131.34                    50505.74
  1999/11/30      53162.55                    51532.52
IMATRL PRASUN   SHR__CHT 19991130 19991214 101402 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Institutional Class on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $53,163 - a 431.63% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,533 - a 415.33% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and short-term
volatility. In turn, the share
price and return of a fund that
invests in stocks will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you
can ride out the market's ups
and downs, you may have a
gain.

* THE LIPPER LARGE-CAP VALUE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP VALUE FUNDS AVERAGE ARE 12.16%, 174.55%, 302.85%, AND 12.16%, 22.23%, 14.82%, RESPECTIVELY; AND THE ONE YEAR,
FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE ARE 24.72%, 207.41%, 367.89%, AND 24.72%, 24.89%, 16.42%, RESPECTIVELY.

FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of George Vanderheiden)
(photograph of Bettina Doulton)

NOTE TO SHAREHOLDERS: The following is an interview with George
Vanderheiden, Portfolio Manager of Fidelity Advisor Growth
Opportunities Fund, with additional comments from Bettina Doulton, who will become manager of the fund effective February 1, 2000.

Q. HOW DID THE FUND PERFORM OVER THE PAST 12 MONTHS, GEORGE?

G.V. During the one-year period ending November 30, 1999, the fund's Institutional Class shares returned 7.62%. During the same period, the Standard & Poor's 500 Index returned 20.90%, while the growth funds average, as measured by Lipper Inc., was 27.23%.

Q. CAN YOU POINT TO ANY SPECIFICS FOR THE FUND'S SUBPAR PERFORMANCE RELATIVE TO ITS PEERS AND THE S&P 500?

G.V. I would point to two primary explanations. First, the fund was considerably underweighted in technology stocks. The S&P 500's tech weighting was roughly double the fund's approximately 13% position in the sector. Throughout the period, I felt that the valuations of technology stocks were vastly overinflated. Despite that, a small group of technology stocks - names like Microsoft, Intel, Dell and a few others - continued to drive the performance of the market. While I did own positions in most of those stocks, I did not weight them as heavily as my growth fund peers did.

Q. WHAT WAS THE SECOND FACTOR
BEHIND THE FUND'S UNDERPERFORMANCE?

G.V. For most of the period, I tilted the fund toward value and defensive growth stocks, with mixed results. At the period's outset, I felt value stocks looked attractive relative to growth stocks. Unfortunately, it remained a very narrow, growth-oriented market through the end of the first quarter of 1999. In the second quarter, however, the fund's value positioning paid off. Central bank interest-rate easings around the world, recoveries in Asia and Russia, and a rebound in commodity prices - particularly oil - all contributed to a broadening of corporate earnings. Thus, investors turned away from the expensive, large-cap growth stocks and toward value and cyclical issues, whose earnings and performance are sensitive to the ups and downs of the economy. The fund was well-positioned for this rotation, and outperformed both the S&P 500 and the growth funds average for the second quarter. Names such as Philip Morris, which had an otherwise poor year, and Fleet Financial performed very well in this quarter.

Q. HOW DID VALUE STOCKS FARE FOR THE REMAINDER OF THE PERIOD?

G.V. As quickly as investors rotated into value stocks in the second quarter, they shifted out of them in the third quarter. The U.S. Federal Reserve Board, wary of an overheated domestic economy and impending signs of inflation, hiked short-term interest rates by 0.25 percentage points on June 30, which effectively ended the value and cyclical rally. Two more rate hikes by the same amount, one in August and the other in November, further sealed their demise.

Q. WHAT WAS YOUR STRATEGIC REACTION TO THE FED'S RATE HIKES IN TERMS OF THE FUND'S POSITIONING?

G.V. I stopped buying cyclical and value stocks; there's no use chasing a group that's not going to work if the market's worried about rising interest rates. However, I continued to buy defensive growth stocks. I define defensive growth companies as those that grow their earnings at a 10% to 15% annual rate, have a reasonable price-to-earnings (P/E) ratio and are typically not affected by interest rates or recessions. It's a broad category that includes financial growth stocks such as Fannie Mae, Freddie Mac and Associates First Capital; drug stocks such as Schering-Plough, Eli Lilly and Cardinal Health; and grocery store chains such as Safeway and Kroger.

Q. WHAT DID YOU FIND COMPELLING ABOUT THIS GROUP?

G.V. I felt this group was attractive because it offers a good ratio of growth per P/E. The example I like to use is Fannie Mae versus General Electric, a blue chip growth company. Investors get approximately the same growth with each company, but for GE investors pay around 40-times its year 2000 earnings, while Fannie Mae trades at only 15-times its 2000 earnings. There are certain times when I will overweight aggressive growth companies such as Dell and Cisco, but once they get too expensive, as I felt they did during the period, I focus on defensive growth stocks.

Q. HOW DID THESE STOCKS PERFORM?

G.V. The majority of the fund's defensive growth holdings grew anywhere from 12% to 15% during the period. However, the S&P posted returns of over 20%. Given this scenario, defensive growth underperformed. Essentially, investors said "Why do I want a company growing at 12% to 15% when I know I can get an S&P company that's up 20%?" So, despite their positive fundamentals and low valuations, the fund's defensive growth positions were disappointing. Another reason for their underperformance was the incredible "momentum market" we experienced, where money just funnelled into six technology stocks - Microsoft, Lucent, Dell, Cisco, Intel and IBM. This "gold rush mentality" has helped these six tech companies appreciate by a combined $1.1 trillion since the beginning of 1998, roughly equal to what all stocks in the equity market were worth in 1982.

Q. WHAT STOCKS WORKED WELL FOR THE FUND OVER THE COURSE OF THE YEAR?

G.V. Technology holding Solectron, a contract electronic manufacturer, was the largest contributor to performance. Technology companies outsource their manufacturing to Solectron, and this stock has gone up 10-fold since I first started buying it in 1992. Strong stock selection in the retail and telecom sectors also helped the fund's overall return. In the retail sector, Wal-Mart and Home Depot benefited from the strong U.S. economy and consumers' ability to finance home improvements. U.K.-based telecommunications company Vodafone, which benefited from solid earnings growth, had a persistent run of outstanding performance, as did MCI WorldCom. Its focus on the high-growth areas of Internet, data and international communications helped MCI WorldCom gain approximately 4% of the global telecom market.

Q. WHICH HOLDINGS HURT PERFORMANCE?

G.V. Philip Morris was the largest relative detractor due to the company's ongoing litigation battles. Despite beating their earnings estimates and meeting the criteria of defensive growth stocks, Fannie Mae and Freddie Mac, which help provide housing for low- and moderate-income families, were disappointments. Nervous investor sentiment concerning rising interest rates drove share prices down. However, based on their strong fundamentals, I remain bullish about their prospects. The fund's bond holdings, which accounted for 7.3% of net assets at the end of the period, also fared poorly. Rising interest rates were particularly detrimental to the returns of Treasuries.

Q. TURNING TO YOU, BETTINA, WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

B.D. First, let me say that it's an honor to succeed an icon like George Vanderheiden. He is one of the most respected money managers of all time. Turning back to the market, I think the fundamental outlook for the technology stocks - the enablers of the new economy - remains positive. I expect the effort to upgrade Corporate America's processes via the Internet, be it customer service, sales and marketing, logistics or inventory management, to continue for the next couple of years. Internationally, this trend is just getting started. Meanwhile, I will be searching to find the companies that can emerge as the winners, selecting those that I think can successfully adapt their business models and, thus, demonstrate consistent double-digit earnings growth rates over time.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to provide capital
growth by investing primarily
in common stocks and
securities convertible into
common stocks

START DATE: November 18,
1987

SIZE: as of November 30,
1999, more than $28.5
billion

MANAGER: Bettina Doulton,
since February 2000; joined
Fidelity in 1986

BETTINA DOULTON ON
THE ECONOMIC IMPACT
OF E-COMMERCE:

"E-commerce, business-to-consumer
and business-to-business via the
Internet are changing the
competitive dynamic in nearly all
industries. New internet-centric
- or `new economy' - companies
are building customer relationships
by providing value-added services
without the baggage of legacy assets
maintained by their `old-economy'
counterparts.

"Look at the finance sector, for
example. The old economy
segment of this market is
characterized by overcapacity, a
lack of pricing power and, thus,
challenging revenue growth
prospects. The emergence of
Internet-based financial services
providers has added a new
dimension to this industry. This
new competition offers more
convenience, doesn't have the
cost of a branch network, or all of
the expense overhead, payroll and
fixed assets to worry about . . .
that's very tough competition. The
Internet also pressures old
economy businesses by making
pricing more transparent.

"Generally, the old economy
companies must adapt their
business models and strategies and
thus prove the sustainability of
their growth rates. As an investor,
we're looking at opportunities in
both new economy and old economy
companies as they adapt to a
changing business environment. Of
course, identifying the companies
with the best fundamentals is only
half the battle. The second
challenge is to pay the right price
for these investment
opportunities."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Fannie Mae                      6.3                     5.3

Philip Morris Companies, Inc.   3.4                     4.5

FleetBoston Financial Corp.     3.3                     3.3

Solectron Corp.                 3.1                     2.3

Freddie Mac                     2.9                     3.1

Columbia/HCA Healthcare Corp.   2.2                     1.9

Home Depot, Inc.                2.2                     1.9

General Motors Corp.            1.8                     1.4

Lowe's Companies, Inc.          1.7                     1.5

Cardinal Health, Inc.             1.6                     1.0

                                 28.5                    26.2

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         21.1                    19.9

TECHNOLOGY                      12.9                    11.1

HEALTH                          11.1                    9.8

RETAIL & WHOLESALE              8.5                     8.0

ENERGY                          7.6                     7.1



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                     AS OF MAY 31, 1999 **

Stocks                          88.2%                         Stocks                               87.8%

Bonds                            7.3%                         Bonds                                 7.3%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 4.5%                         Net Other Assets                      4.9%

 * FOREIGN  INVESTMENTS          6.1%                         ** FOREIGN  INVESTMENTS               6.7%

Row: 1, Col: 1, Value: 88.2                                   Row: 1, Col: 1, Value: 87.8
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 7.3                                    Row: 1, Col: 4, Value: 7.3
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.5                                    Row: 1, Col: 8, Value: 4.9





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 88.2%

                                 SHARES                    VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.7%

Boeing Co.                        5,148,800                $ 210,135

BASIC INDUSTRIES - 1.4%

CHEMICALS & PLASTICS - 0.7%

Cabot Corp.                       2,120,500                 40,422

E.I. du Pont de Nemours and       664,509                   39,497
Co.

Engelhard Corp.                   1,488,600                 25,027

Monsanto Co.                      1,821,100                 76,828

Praxair, Inc.                     405,400                   18,091

                                                            199,865

PACKAGING & CONTAINERS - 0.6%

Crown Cork & Seal Co., Inc.       454,900                   9,269

Owens-Illinois, Inc. (a)          6,125,300                 146,624

                                                            155,893

PAPER & FOREST PRODUCTS - 0.1%

Bowater, Inc.                     310,600                   15,219

Westvaco Corp.                    800,200                   24,156

                                                            39,375

TOTAL BASIC INDUSTRIES                                      395,133

CONSTRUCTION & REAL ESTATE -
1.6%

BUILDING MATERIALS - 0.1%

Owens Corning                     2,520,400                 39,696

CONSTRUCTION - 1.3%

Centex Corp. (c)                  4,531,700                 107,628

D.R. Horton, Inc. (c)             4,310,080                 59,264

Fleetwood Enterprises, Inc.       1,591,452                 33,420

Kaufman & Broad Home Corp. (c)    4,380,800                 96,925

Lennar Corp. (c)                  3,457,400                 56,399

Pulte Corp.                       223,900                   4,492

Toll Brothers, Inc. (a)           236,200                   4,222

U.S. Home Corp. (a)               7,600                     196

                                                            362,546

ENGINEERING - 0.2%

Fluor Corp.                       1,173,100                 49,344

TOTAL CONSTRUCTION & REAL                                   451,586
ESTATE

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

DURABLES - 5.4%

AUTOS, TIRES, & ACCESSORIES -
4.6%

AutoNation, Inc. (a)              10,807,100               $ 100,641

Cummins Engine Co., Inc. (c)      2,190,600                 88,719

Dana Corp.                        3,856,800                 107,026

Delphi Automotive Systems         4,073,848                 64,163
Corp.

Discount Auto Parts, Inc.         1,029,900                 14,225
(a)(c)

Eaton Corp.                       3,182,500                 246,445

General Motors Corp.              7,055,639                 508,006

Lear Corp. (a)                    2,884,300                 95,362

Magna International, Inc.         2,194,100                 94,707
Class A

                                                            1,319,294

TEXTILES & APPAREL - 0.8%

Burlington Industries, Inc.       2,797,300                 10,315
(a)(c)

Jones Apparel Group, Inc. (a)     669,700                   17,873

Liz Claiborne, Inc. (c)           4,209,800                 157,604

Warnaco Group, Inc. Class A       3,524,400                 43,614
(c)

                                                            229,406

TOTAL DURABLES                                              1,548,700

ENERGY - 7.6%

ENERGY SERVICES - 0.9%

Baker Hughes, Inc.                564,400                   14,251

Halliburton Co.                   3,588,500                 138,830

McDermott International, Inc.     1,845,100                 15,799

Schlumberger Ltd.                 1,511,700                 90,796

                                                            259,676

OIL & GAS - 6.7%

Amerada Hess Corp.                3,713,026                 215,123

Apache Corp.                      393,100                   14,078

BP Amoco PLC sponsored ADR        6,501,856                 396,207

Chevron Corp.                     956,600                   84,719

Conoco, Inc. Class B              1,542,528                 40,395

Cooper Cameron Corp. (a)          1,552,700                 66,572

Exxon Corp.                       5,287,000                 419,325

Occidental Petroleum Corp.        7,205,400                 158,068

Royal Dutch Petroleum Co. (NY     3,394,400                 196,875
Registry Gilder 1.25)

Sunoco, Inc.                      406,400                   10,389

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Tosco Corp. (c)                   7,503,800                $ 203,072

Total Fina SA:

Class B                           197,574                   26,129

sponsored ADR                     812,761                   53,744

Union Pacific Resources           1,596,900                 20,860
Group, Inc.

USX-Marathon Group                756,600                   20,003

                                                            1,925,559

TOTAL ENERGY                                                2,185,235

FINANCE - 21.1%

BANKS - 5.9%

Bank of America Corp.             6,739,900                 394,284

Bank of Tokyo-Mitsubishi Ltd.     4,547,000                 65,785

Bank of Tokyo-Mitsubishi Ltd.     1,493,200                 22,025
ADR

Bank One Corp.                    2,557,800                 90,162

Chase Manhattan Corp.             151,800                   11,727

Dai-Ichi Kangyo Bank Ltd.         595,000                   6,864

FleetBoston Financial Corp.       25,086,471                948,582

Fuji Bank Ltd.                    595,000                   7,127

Sakura Bank Ltd.                  951,000                   7,038

Sumitomo Bank Ltd. Japan          494,000                   7,578

SunTrust Banks, Inc.              63,800                    4,458

The Industrial Bank of Japan      600,000                   7,075
Ltd.

Wells Fargo & Co.                 2,395,200                 111,377

                                                            1,684,082

CREDIT & OTHER FINANCE - 0.6%

Associates First Capital          2,856,500                 94,979
Corp. Class A

Citigroup, Inc.                   529,800                   28,543

Concord EFS, Inc. (a)             1,144,050                 30,317

Household International, Inc.     543,000                   21,482

                                                            175,321

FEDERAL SPONSORED CREDIT - 9.2%

Fannie Mae                        26,756,542                1,782,651

Freddie Mac                       16,815,800                830,280

                                                            2,612,931

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - 4.2%

Allmerica Financial Corp.         1,122,000                $ 61,920

American International Group,     3,264,852                 337,096
Inc.

CIGNA Corp.                       3,698,800                 304,226

Hartford Life, Inc. Class A       111,500                   4,990

Marsh & McLennan Companies,       13,200                    1,038
Inc.

MGIC Investment Corp. (c)         8,107,100                 458,051

Travelers Property Casualty       876,100                   29,185
Corp. Class A

                                                            1,196,506

SAVINGS & LOANS - 0.7%

Golden State Bancorp, Inc. (a)    1,569,900                 30,515

Washington Mutual, Inc.           5,980,100                 173,423

                                                            203,938

SECURITIES INDUSTRY - 0.5%

Kokusai Securities Co. Ltd.       578,000                   9,207

Nomura Securities Co. Ltd.        7,338,000                 130,907

                                                            140,114

TOTAL FINANCE                                               6,012,892

HEALTH - 11.1%

DRUGS & PHARMACEUTICALS - 3.8%

American Home Products Corp.      1,123,300                 58,412

Amgen, Inc. (a)                   2,089,000                 95,180

Bristol-Myers Squibb Co.          151,700                   11,084

Eli Lilly & Co.                   4,376,500                 314,014

Forest Laboratories, Inc. (a)     942,900                   48,265

Merck & Co., Inc.                 1,509,700                 118,511

Schering-Plough Corp.             5,893,200                 301,290

Warner-Lambert Co.                1,442,400                 129,365

                                                            1,076,121

MEDICAL EQUIPMENT & SUPPLIES
- 3.8%

Abbott Laboratories               4,289,700                 163,009

AmeriSource Health Corp.          4,329,400                 53,576
Class A (a)(c)

Baxter International, Inc.        771,000                   52,091

Biomet, Inc.                      750,900                   23,794

Cardinal Health, Inc.             8,779,550                 459,280

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

Johnson & Johnson                 3,200,200                $ 332,021

McKesson HBOC, Inc.               420,200                   9,822

                                                            1,093,593

MEDICAL FACILITIES MANAGEMENT
- 3.5%

Columbia/HCA Healthcare Corp.     23,362,663                636,633

Lifepoint Hospitals, Inc. (a)     916,724                   10,772

Tenet Healthcare Corp. (a)        9,248,100                 206,348

United HealthCare Corp.           2,450,300                 127,262

Wellpoint Health Networks,        156,500                   9,009
Inc. (a)

                                                            990,024

TOTAL HEALTH                                                3,159,738

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.6%

ELECTRICAL EQUIPMENT - 2.5%

Emerson Electric Co.              3,131,000                 178,467

General Electric Co.              1,614,500                 209,885

Koninklijke Philips               1,625,900                 198,268
Electronics NV

Thomas & Betts Corp.              2,186,700                 89,655

W.W. Grainger, Inc.               962,800                   45,372

                                                            721,647

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.8%

Caterpillar, Inc.                 2,484,800                 115,233

Deere & Co.                       637,400                   27,368

Illinois Tool Works, Inc.         379,700                   24,586

Ingersoll-Rand Co.                642,100                   31,102

Parker-Hannifin Corp.             298,200                   14,034

                                                            212,323

POLLUTION CONTROL - 0.3%

Republic Services, Inc. Class     5,164,900                 64,238
A (a)

Waste Management, Inc.            1,969,500                 32,004

                                                            96,242

TOTAL INDUSTRIAL MACHINERY &                                1,030,212
EQUIPMENT

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

MEDIA & LEISURE - 2.7%

BROADCASTING - 1.0%

AT&T Corp. - Liberty Media        3,668,310                $ 153,381
Group Class A (a)

Cox Communications, Inc.          884,998                   41,595
Class A (a)

MediaOne Group, Inc.              1,264,900                 100,243

                                                            295,219

ENTERTAINMENT - 0.6%

Cedar Fair LP (depository         646,700                   12,126
unit)

Fox Entertainment Group, Inc.     3,115,700                 71,661
Class A

Royal Carribean Cruises Ltd.      1,540,500                 76,062

                                                            159,849

LODGING & GAMING - 0.2%

Mirage Resorts, Inc. (a)          5,727,100                 73,378

PUBLISHING - 0.1%

Reader's Digest Association,      639,300                   18,540
Inc. Class A (non-vtg.)

RESTAURANTS - 0.8%

McDonald's Corp.                  1,826,500                 82,193

Papa John's International,        675,400                   24,251
Inc. (a)

Wendy's International, Inc.       5,201,100                 114,749

                                                            221,193

TOTAL MEDIA & LEISURE                                       768,179

NONDURABLES - 3.8%

FOODS - 0.2%

Keebler Foods Co. (a)             24,500                    675

Nabisco Group Holdings Corp.      4,843,800                 56,006

                                                            56,681

HOUSEHOLD PRODUCTS - 0.2%

Procter & Gamble Co.              380,500                   41,094

TOBACCO - 3.4%

Philip Morris Companies, Inc.     36,771,300                967,545

RJ Reynolds Tobacco Holdings,     437,200                   9,318
Inc.

                                                            976,863

TOTAL NONDURABLES                                           1,074,638

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - 8.5%

APPAREL STORES - 0.5%

Gap, Inc.                         1,072,300                $ 43,428

TJX Companies, Inc.               4,359,400                 114,162

                                                            157,590

DRUG STORES - 0.4%

CVS Corp.                         2,717,800                 107,863

GENERAL MERCHANDISE STORES -
1.7%

Saks, Inc. (a)                    2,473,940                 43,294

Wal-Mart Stores, Inc.             7,538,500                 434,406

                                                            477,700

GROCERY STORES - 1.0%

Kroger Co. (a)                    3,220,100                 68,628

Safeway, Inc. (a)                 5,929,700                 218,658

                                                            287,286

RETAIL & WHOLESALE,
MISCELLANEOUS - 4.9%

Circuit City Stores, Inc. -       3,452,000                 167,422
Circuit City Group

Home Depot, Inc.                  8,005,000                 632,895

Lowe's Companies, Inc.            9,592,400                 477,821

Office Depot, Inc. (a)            4,333,000                 48,205

Staples, Inc. (a)                 3,332,900                 78,323

                                                            1,404,666

TOTAL RETAIL & WHOLESALE                                    2,435,105

SERVICES - 0.3%

ADVERTISING - 0.2%

Interpublic Group of              239,500                   11,257
Companies, Inc.

Young & Rubicam, Inc.             693,500                   36,192

                                                            47,449

SERVICES - 0.1%

Gartner Group, Inc. Class B       364,582                   4,033
(a)

H&R Block, Inc.                   609,800                   26,221

                                                            30,254

TOTAL SERVICES                                              77,703

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - 12.9%

COMMUNICATIONS EQUIPMENT - 0.0%

Nokia AB sponsored ADR            75,900                   $ 10,488

COMPUTER SERVICES & SOFTWARE
- 2.3%

Automatic Data Processing,        1,615,100                 79,746
Inc.

Black Box Corp. (a)               724,600                   43,114

Ceridian Corp. (a)                87,100                    1,884

Compuware Corp. (a)               1,163,500                 39,341

Electronics for Imaging, Inc.     686,500                   30,592
(a)

First Data Corp.                  1,221,500                 52,830

IMS Health, Inc.                  2,092,800                 49,312

Microsoft Corp. (a)               3,330,300                 303,213

Policy Management Systems         2,541,000                 51,138
Corp. (a)(c)

                                                            651,170

COMPUTERS & OFFICE EQUIPMENT
- 3.2%

Compaq Computer Corp.             7,785,600                 190,261

Ingram Micro, Inc. Class A (a)    2,133,400                 28,401

International Business            2,758,300                 284,277
Machines Corp.

SCI Systems, Inc. (a)(c)          4,302,000                 291,998

Tech Data Corp. (a)(c)            4,781,900                 117,157

Xerox Corp.                       455,100                   12,316

                                                            924,410

ELECTRONIC INSTRUMENTS - 0.8%

Agilent Technologies, Inc.        98,200                    4,143

LAM Research Corp. (a)(c)         2,110,500                 163,828

Novellus Systems, Inc. (a)        22,500                    1,848

Thermo Electron Corp. (a)         3,898,000                 58,470

                                                            228,289

ELECTRONICS - 6.6%

Avnet, Inc.                       1,797,400                 98,745

Flextronics International         305,700                   25,354
Ltd. (a)

Intel Corp.                       1,784,800                 136,872

Methode Electronics, Inc.         1,317,200                 35,564
Class A

Microchip Technology, Inc. (a)    1,191,900                 75,537

Micron Technology, Inc. (a)       3,221,900                 216,270

Molex, Inc. Class A               2,184,352                 88,876

Motorola, Inc.                    1,593,700                 182,080

National Semiconductor Corp.      2,218,400                 94,282
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Sanmina Corp. (a)                 579,600                  $ 55,714

Solectron Corp. (a)               10,579,200                871,462

                                                            1,880,756

TOTAL TECHNOLOGY                                            3,695,113

TRANSPORTATION - 2.2%

AIR TRANSPORTATION - 1.7%

AMR Corp. (a)                     5,524,800                 336,322

Delta Air Lines, Inc.             2,716,000                 133,763

Southwest Airlines Co.            455,500                   7,430

                                                            477,515

RAILROADS - 0.4%

Burlington Northern Santa Fe      3,439,500                 99,746
Corp.

TRUCKING & FREIGHT - 0.1%

Airborne Freight Corp.            1,792,400                 41,561

TOTAL TRANSPORTATION                                        618,822

UTILITIES - 5.3%

CELLULAR - 1.5%

Nextel Communications, Inc.       75,800                    7,514
Class A (a)

Vodafone AirTouch PLC             8,556,600                 403,765
sponsored ADR

                                                            411,279

ELECTRIC UTILITY - 0.0%

PG&E Corp.                        283,019                   6,333

TELEPHONE SERVICES - 3.8%

AT&T Corp.                        2,174,699                 121,511

Bell Atlantic Corp.               1,148,492                 72,714

BellSouth Corp.                   1,396,500                 64,501

CenturyTel, Inc.                  1,578,600                 72,616

MCI WorldCom, Inc. (a)            5,350,204                 442,395

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

SBC Communications, Inc.          2,357,600                $ 122,448

Sprint Corp. - FON Group          2,844,900                 197,365

                                                            1,093,550

TOTAL UTILITIES                                             1,511,162

TOTAL COMMON STOCKS                                         25,174,353
(Cost $17,702,045)



U.S. TREASURY OBLIGATIONS -
7.3%

MOODY'S RATINGS (UNAUDITED)                PRINCIPAL AMOUNT (000S)

U.S. Treasury Bond stripped
principal:

0% 2/15/19                        Aaa      $ 10,000                              2,826

0% 8/15/19                        Aaa       45,000                               12,339

0% 8/15/20                        Aaa       862,300                              221,628

U.S. Treasury Bonds:

6.25% 8/15/23                     Aaa       106,250                              102,714

7.625% 11/15/22                   Aaa       128,000                              143,800

7.875% 2/15/21                    Aaa       208,000                              237,964

8.125% 8/15/19                    Aaa       1,176,000                            1,369,123

TOTAL U.S. TREASURY OBLIGATIONS                                                  2,090,394
(Cost $2,016,455)


CASH EQUIVALENTS - 5.2%

                               SHARES

Central Cash Collateral Fund,   130,848,035                   130,848
5.69% (b)

Taxable Central Cash Fund,      1,338,955,780                 1,338,956
5.34% (b)

TOTAL CASH EQUIVALENTS                                        1,469,804
(Cost $1,469,804)

TOTAL INVESTMENT PORTFOLIO -                                  28,734,551
100.7%
(Cost $21,188,304)

NET OTHER ASSETS - (0.7)%                                     (201,569)

NET ASSETS - 100%                                           $ 28,532,982

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $21,233,569,000. Net unrealized appreciation aggregated $7,500,982,000, of which $9,237,808,000 related to appreciated investment securities and $1,736,826,000 related to depreciated investment securities.

The fund hereby designates approximately $1,400,546,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)
                                    NOVEMBER 30, 1999

ASSETS

Investment in securities, at             $ 28,734,551
value (cost $21,188,304) -
See accompanying schedule

Receivable for investments                45,737
sold

Receivable for fund shares                16,090
sold

Dividends receivable                      25,367

Interest receivable                       41,754

Other receivables                         635

 TOTAL ASSETS                             28,864,134

LIABILITIES

Payable for investments        $ 57,930
purchased

Payable for fund shares         114,512
redeemed

Accrued management fee          10,032

Distribution fees payable       12,999

Other payables and accrued      4,831
expenses

Collateral on securities        130,848
loaned, at value

 TOTAL LIABILITIES                        331,152

NET ASSETS                               $ 28,532,982

Net Assets consist of:

Paid in capital                          $ 17,542,449

Undistributed net investment              191,572
income

Accumulated undistributed net             3,252,760
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               7,546,201
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 28,532,982

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)
                        NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $50.61
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price   per share ($639,540
(divided by) 12,637 shares)

Maximum offering price per         $53.70
share (100/94.25 of $50.61)

CLASS T: NET ASSET VALUE and       $50.96
redemption price   per share
($24,357,276 (divided by)
477,981 shares)

Maximum offering price per         $52.81
share (100/96.50 of $50.96)

CLASS B: NET ASSET VALUE and       $50.25
offering price per share
($2,264,119 (divided by)
45,056 shares) A

CLASS C: NET ASSET VALUE and       $50.39
offering price per share
($688,119 (divided by)
13,656 shares) A

INSTITUTIONAL CLASS: NET           $51.10
ASSET VALUE, offering price
and redemption price   per
share ($583,928 (divided by)
11,427 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS             YEAR
                                 ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                              $ 326,206
Dividends (including $9,173
received from affiliated
issuers)

Interest                                        214,247

Security lending                                225

 TOTAL INCOME                                   540,678

EXPENSES

Management fee Basic fee         $ 170,541

 Performance adjustment           (43,191)

Transfer agent fees               52,598

Distribution fees                 154,536

Accounting and security           1,215
lending fees

Non-interested trustees'          104
compensation

Custodian fees and expenses       697

Registration fees                 772

Audit                             133

Legal                             100

 Total expenses before            337,505
reductions

 Expense reductions               (2,547)       334,958

NET INVESTMENT INCOME                           205,720

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,285,111
(including realized gain
(loss) of   $83,949 on sales
of investments in affiliated
issuers)

 Foreign currency transactions    (104)         3,285,007

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (1,529,848)

 Assets and liabilities in        (149)         (1,529,997)
foreign currencies

NET GAIN (LOSS)                                 1,755,010

NET INCREASE (DECREASE) IN                     $ 1,960,730
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ 205,720                     $ 222,413
income

 Net realized gain (loss)       3,285,007                     1,043,142

 Change in net unrealized       (1,529,997)                   3,286,573
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     1,960,730                     4,552,128
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (195,067)                     (230,393)
From net investment income

 From net realized gain         (939,863)                     (1,268,193)

 TOTAL DISTRIBUTIONS            (1,134,930)                   (1,498,586)

Share transactions - net        194,901                       3,085,219
increase (decrease)

  TOTAL INCREASE (DECREASE)     1,020,701                     6,138,761
IN NET ASSETS

NET ASSETS

 Beginning of period            27,512,281                    21,373,520

 End of period (including      $ 28,532,982                  $ 27,512,281
undistributed net investment
income of $191,572 and
$204,660, respectively)


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999     1998     1997 I        1997 H    1996 E

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 49.33  $ 44.02  $ 42.57       $ 35.39   $ 32.86
of period

Income from  Investment
Operations

Net investment income D           .47      .48      .04           .54       .09

Net realized and  unrealized      2.97     8.03     1.41          8.80      2.44
gain (loss)

Total from investment             3.44     8.51     1.45          9.34      2.53
operations

Less Distributions

From net investment income        (.47)    (.60)    -             (.72)     -

From net realized gain            (1.69)   (2.60)   -             (1.44)    -

Total distributions               (2.16)   (3.20)   -             (2.16)    -

Net asset value, end of period   $ 50.61  $ 49.33  $ 44.02       $ 42.57   $ 35.39

TOTAL RETURN B, C                 7.31%    20.82%   3.41%         27.58%    7.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 640    $ 359    $ 143         $ 130     $ 10
(in millions)

Ratio of expenses to average      .92%     .97%     1.10% A,  F   1.05%     1.48% A,  F
net assets

Ratio of expenses to average      .91% G   .96% G   1.09% A,  G   1.04% G   1.47% A,  G
net assets after expense
reductions

Ratio of net investment           .93%     1.06%    1.22% A       1.36%     1.74% A
income to average net assets

Portfolio turnover                43%      25%      33% A         35%       33%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3,1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO OCTOBER 31,1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
H YEAR ENDED OCTOBER 31
I ONE MONTH ENDED NOVEMBER 30, 1997

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED  NOVEMBER 30,      1999      1998      1997 G       1997 F    1996 F    1995 F

SELECTED PER-SHARE DATA

Net asset value,  beginning    $ 49.63   $ 44.20   $ 42.76      $ 35.41   $ 30.89   $ 26.62
of period

Income from Invest- ment
Operations

Net investment  income          .37 D     .42 D     .03 D        .55 D     .61 D     .39

Net realized  and unrealized    3.00      8.08      1.41         8.78      4.72      5.31
gain (loss)

Total from investment           3.37      8.50      1.44         9.33      5.33      5.70
operations

Less Distributions

From net investment income      (.35)     (.47)     -            (.54)     (.41)     (.27)

From net  realized gain         (1.69)    (2.60)    -            (1.44)    (.40)     (1.16)

 Total distributions            (2.04)    (3.07)    -            (1.98)    (.81)     (1.43)

Net asset value,  end of       $ 50.96   $ 49.63   $ 44.20      $ 42.76   $ 35.41   $ 30.89
period

TOTAL RETURN B, C               7.10%     20.63%    3.37%        27.43%    17.61%    22.88%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 24,357  $ 24,802  $ 20,411     $ 19,652  $ 14,315  $ 9,691
millions)

Ratio of expenses to average    1.12%     1.14%     1.28% A      1.18%     1.34%     1.59%
net assets

Ratio of expenses  to average   1.11% E   1.13% E   1.27% A, E   1.17% E   1.34%     1.58% E
 net assets after expense
reductions

Ratio of net invest- ment       .73%      .92%      1.03% A      1.39%     1.88%     1.56%
income to average net assets

Portfolio turnover              43%       25%       33% A        35%       33%       39%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
F YEAR ENDED OCTOBER 31
G ONE MONTH ENDED NOVEMBER 30, 1997

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999      1998      1997 H       1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 49.12   $ 44.02   $ 42.60      $ 37.62
period

Income from Investment
Operations

Net investment income D           .09       .14       .02          .13

Net realized and unrealized       2.97      8.04      1.40         4.85
gain (loss)

Total from investment             3.06      8.18      1.42         4.98
operations

Less Distributions

From net investment income        (.24)     (.48)     -            -

From net realized gain            (1.69)    (2.60)    -            -

Total distributions               (1.93)    (3.08)    -            -

Net asset value, end of period   $ 50.25   $ 49.12   $ 44.02      $ 42.60

TOTAL RETURN B, C                 6.50%     19.95%    3.33%        13.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 2,264   $ 1,432   $ 423        $ 371
millions)

Ratio of expenses to average      1.67%     1.71%     1.85% A, F   1.75% A
net assets

Ratio of expenses to average      1.66% G   1.70% G   1.84% A, G   1.74% A, G
net assets  after expense
reductions

Ratio of net investment           .19%      .31%      .47% A       .48% A
income to  average net assets

Portfolio turnover                43%       25%       33% A        35%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
H ONE MONTH ENDED NOVEMBER 30, 1997

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999      1998     1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 49.33   $ 44.20  $ 43.62
period

Income from Investment
Operations

Net investment income D           .10       .12      .02

Net realized and unrealized       2.97      8.08     .56
gain (loss)

Total from investment             3.07      8.20     .58
operations

Less Distributions

From net investment income        (.32)     (.47)    -

From net realized gain            (1.69)    (2.60)   -

Total distributions               (2.01)    (3.07)   -

Net asset value, end of period   $ 50.39   $ 49.33  $ 44.20

TOTAL RETURN B, C                 6.50%     19.91%   1.33%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 688     $ 301    $ 6
millions)

Ratio of expenses to average      1.65%     1.70%    1.85% A, F
net assets

Ratio of expenses to average      1.64% G   1.70%    1.84% A, G
net assets  after expense
reductions

Ratio of net investment           .20%      .27%     .74% A
income to average net assets

Portfolio turnover                43%       25%      33% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999     1998     1997 H      1997 G   1996 G   1995 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 49.78  $ 44.31  $ 42.85     $ 35.47  $ 30.97  $ 29.04
period

Income from  Investment
Operations

Net investment  income            .63 D    .65 D    .05 D       .75 D    .77 D    .12

Net realized and unrealized       2.98     8.10     1.41        8.78     4.74     1.81
gain (loss)

Total from investment             3.61     8.75     1.46        9.53     5.51     1.93
operations

Less Distributions

From net investment income        (.60)    (.68)    -           (.71)    (.61)    -

From net  realized gain           (1.69)   (2.60)   -           (1.44)   (.40)    -

Total distributions               (2.29)   (3.28)   -           (2.15)   (1.01)   -

Net asset value, end of period   $ 51.10  $ 49.78  $ 44.31     $ 42.85  $ 35.47  $ 30.97

TOTAL RETURN B, C                 7.62%    21.29%   3.41%       28.07%   18.25%   6.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 584    $ 618    $ 392       $ 375    $ 250    $ 72
millions)

Ratio of expenses  to average     .62%     .62%     .71% A      .66%     .85%     .82% A
 net assets

Ratio of expenses to average      .61% F   .61% F   .70% A, F   .65% F   .84% F   .81% A, F
net assets after expense
reductions

Ratio of net invest- ment         1.24%    1.43%    1.60% A     1.91%    2.38%    2.33% A
income to average net assets

Portfolio turnover                43%      25%      33% A       35%      33%      39%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
G YEAR ENDED OCTOBER 31
H ONE MONTH ENDED NOVEMBER 30, 1997

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount,

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

partnerships, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

2. OPERATING POLICIES - CONTINUED

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $11,872,511,000 and $12,343,326,000, respectively, of which U.S. government and government agency obligations aggregated
$275,744,000 and $427,263,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .43% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN - CONTINUED

A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC    RETAINED BY FDC

CLASS A   $ 1,315,000    $ 1,000

CLASS T    128,121,000    1,234,000

CLASS B    19,737,000     14,814,000

CLASS C    5,363,000      3,863,000

          $ 154,536,000  $ 19,912,000

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC   RETAINED BY FDC

CLASS A   $ 3,498,000   $ 1,497,000

CLASS T    9,655,000     3,771,000

CLASS B    5,123,000     5,123,000 *

CLASS C    319,000       319,000 *

          $ 18,595,000  $ 10,710,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT        % OF AVERAGE NET ASSETS

CLASS A                $ 1,197,000   .23

CLASS T                 44,760,000   .17

CLASS B                 4,431,000    .22

CLASS C                 1,124,000    .21

INSTITUTIONAL CLASS     1,086,000    .17

                       $ 52,598,000

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,626,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $134,859,000. The fund received cash collateral of $130,848,000 which was invested in cash equivalents. Cash Collateral includes $559,000 received for unsettled security loans.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,440,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $6,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS A   $ 5,000

CLASS T    96,000

          $ 101,000

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

AMOUNTS IN THOUSANDS        YEARS ENDED NOVEMBER 30,

                            1999                      1998

FROM NET INVESTMENT INCOME

Class A                     $ 3,446                   $ 1,998

Class T                      175,050                   217,401

Class B                      7,090                     4,810

Class C                      2,000                     114

Institutional Class          7,481                     6,070

Total                       $ 195,067                 $ 230,393

FROM NET REALIZED GAIN

Class A                     $ 12,417                  $ 8,735

Class T                      845,704                   1,209,164

Class B                      50,007                    26,330

Class C                      10,642                    675

Institutional Class          21,093                    23,289

Total                       $ 939,863                 $ 1,268,193

Total Distributions         $ 1,134,930               $ 1,498,586

8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods were as follows:

AMOUNTS IN THOUSANDS            SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

                                1999                     1998                     1999                     1998



CLASS A Shares sold              7,706                   5,006                   $ 388,943                $ 225,955

Reinvestment of distributions    317                      245                      14,915                   10,085

Shares redeemed                  (2,665)                  (1,215)                  (134,575)                (55,006)

Net increase (decrease)          5,358                    4,036                   $ 269,283                $ 181,034

CLASS T Shares sold              84,990                   100,805                 $ 4,305,403              $ 4,546,813

Reinvestment of distributions    20,264                   32,321                   961,462                  1,340,827

Shares redeemed                  (126,979)                (95,176)                 (6,461,873)              (4,297,357)

Net increase (decrease)          (21,725)                 37,950                  $ (1,195,008)            $ 1,590,283

CLASS B Shares sold              20,524                   21,067                  $ 1,029,947              $ 950,442

Reinvestment of distributions    1,064                    667                      50,034                   27,524

Shares redeemed                  (5,677)                  (2,187)                  (285,427)                (97,688)

Net increase (decrease)          15,911                   19,547                  $ 794,554                $ 880,278

CLASS C Shares sold              9,384                    6,462                   $ 472,443                $ 292,437

Reinvestment of distributions    217                      15                       10,228                   602

Shares redeemed                  (2,048)                  (506)                    (103,255)                (22,628)

Net increase (decrease)          7,553                    5,971                   $ 379,416                $ 270,411

INSTITUTIONAL CLASS Shares       4,369                    6,993                   $ 220,446                $ 319,599
sold

Reinvestment of distributions    506                      595                      23,925                   24,612

Shares redeemed                  (5,872)                  (4,004)                  (297,715)                (180,998)

Net increase (decrease)          (997)                    3,584                   $ (53,344)               $ 163,213


9. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS                PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE
AFFILIATE

Airborne Freight Corp.              $ -                $ 2,277         $ -                  $ -

AmeriSource Health Corp.             37,926             -               -                    53,576
Class A

Burlington Industries, Inc.          2,908              49,361          -                    10,315

Centex Corp.                         43,885             2,684           264                  107,628

Cummins Engine Co., Inc.             3,385              3,281           2,472                88,719

D.R. Horton, Inc.                    14,138             -               116                  59,264

Discount Auto Parts, Inc.            -                  6,118           -                    14,225

Kaufman & Broad Home Corp.           35,120             -               1,190                96,925

LAM Research Corp.                   -                  -               -                    163,828

Lennar Corp.                         19,105             -               108                  56,399

Liz Claiborne, Inc.                  -                  8,692           1,950                157,604

MGIC Investment Corp.                98,015             8,493           794                  458,051

McDermott International, Inc.        13,318             18,005          323                  -

Policy Management Systems            44,797             31,102          -                    51,138
Corp.

Promus Hotel Corp.                   17,963             40,438          -                    -

Revlon Inc. Class A                  -                  6,519           -                    -

SCI Systems Inc.                     23,568             5,019           -                    291,998

Solectron Corp.                      -                  67,697          -                    -

Tech Data Corp.                      67,926             4,419           -                    117,157

Tosco Corp.                          -                  -               1,050                203,072

Ultratech Stepper, Inc.              -                  15,737          -                    -

Warnaco Group, Inc. Class A          15,813             -               906                  43,614

TOTALS                              $ 437,867          $ 269,842       $ 9,173              $ 1,973,513


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Growth Opportunities Fund as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the four-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Growth Opportunities voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
                    PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Institutional Class 12/13/99 12/13/99    $.64      $5.02
                     1/10/99   1/7/99    $-        $.09

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 66% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
 Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
George A. Vanderheiden, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
 Operations Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUND
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
LARGE CAP
FUND - CLASS A, CLASS T, CLASS B AND CLASS C

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     12  The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            15  A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   16  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          24  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets, as
                                  well as financial highlights.

NOTES                         33  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  41  The auditors' opinion.

DISTRIBUTIONS                 42

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR LARGE CAP FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV LARGE CAP - CL A     28.93%       129.61%

FIDELITY ADV LARGE CAP - CL A     21.52%       116.41%
(INCL. 5.75% SALES CHARGE)

S&P 500 (registered trademark)    20.90%       131.03%

Growth Funds Average              27.23%       n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalizaton only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV LARGE CAP - CL A  28.93%       24.61%

FIDELITY ADV LARGE CAP - CL A  21.52%       22.67%
(INCL. 5.75% SALES CHARGE)

S&P 500                        20.90%       24.81%

Growth Funds Average           27.23%       n/a

AVERAGE ANNUAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Large Cap -CL A          S&P 500
             00250                       SP001
  1996/02/20       9425.00                    10000.00
  1996/02/29       9453.28                    10003.76
  1996/03/31       9481.55                    10100.10
  1996/04/30       9547.53                    10248.98
  1996/05/31       9745.45                    10513.30
  1996/06/30       9792.58                    10553.35
  1996/07/31       9321.33                    10087.11
  1996/08/31       9622.93                    10299.84
  1996/09/30      10273.25                    10879.52
  1996/10/31      10386.35                    11179.57
  1996/11/30      11149.78                    12024.64
  1996/12/31      10885.74                    11786.43
  1997/01/31      11435.96                    12522.85
  1997/02/28      11236.66                    12621.03
  1997/03/31      10648.25                    12102.43
  1997/04/30      11132.27                    12824.94
  1997/05/31      11863.03                    13605.73
  1997/06/30      12280.61                    14215.26
  1997/07/31      13210.67                    15346.37
  1997/08/31      12736.15                    14486.67
  1997/09/30      13409.97                    15280.10
  1997/10/31      12906.98                    14769.75
  1997/11/30      13248.63                    15453.44
  1997/12/31      13472.27                    15718.77
  1998/01/31      13553.08                    15892.62
  1998/02/28      14593.29                    17038.80
  1998/03/31      15269.93                    17911.36
  1998/04/30      15370.92                    18091.54
  1998/05/31      15078.05                    17780.55
  1998/06/30      15997.07                    18502.80
  1998/07/31      16027.37                    18305.74
  1998/08/31      13643.97                    15659.10
  1998/09/30      14764.97                    16662.22
  1998/10/31      15744.59                    18017.52
  1998/11/30      16784.81                    19109.57
  1998/12/31      18246.29                    20210.66
  1999/01/31      19383.45                    21055.87
  1999/02/28      18609.41                    20401.45
  1999/03/31      19673.72                    21217.71
  1999/04/30      19673.72                    22039.48
  1999/05/31      19114.69                    21519.12
  1999/06/30      20082.25                    22713.44
  1999/07/31      19727.47                    22004.32
  1999/08/31      20006.99                    21895.40
  1999/09/30      19512.46                    21295.25
  1999/10/31      20727.29                    22642.81
  1999/11/30      21641.09                    23103.14
IMATRL PRASUN   SHR__CHT 19991130 19991222 115006 R00000000000049

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class A on February 20, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $21,641 - a 116.41% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,103 - a 131.03% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP CORE FUNDS AVERAGE ARE 22.35% AND 22.35%, RESPECTIVELY; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE ARE 24.72% AND 24.72%, RESPECTIVELY.

FIDELITY ADVISOR LARGE CAP FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV LARGE CAP - CL T    28.71%       129.31%

FIDELITY ADV LARGE CAP - CL T    24.21%       121.28%
(INCL. 3.50% SALES CHARGE)

S&P 500                          20.90%       131.03%

Growth Funds Average             27.23%       n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalizaton only. These averages are listed on page 7 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV LARGE CAP - CL T  28.71%       24.57%

FIDELITY ADV LARGE CAP - CL T  24.21%       23.40%
(INCL. 3.50% SALES CHARGE)

S&P 500                        20.90%       24.81%

Growth Funds Average           27.23%       n/a

AVERAGE ANNUAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Large Cap -CL T          S&P 500
             00534                       SP001
  1996/02/20       9650.00                    10000.00
  1996/02/29       9678.95                    10003.76
  1996/03/31       9707.90                    10100.10
  1996/04/30       9775.45                    10248.98
  1996/05/31       9978.10                    10513.30
  1996/06/30      10026.35                    10553.35
  1996/07/31       9543.85                    10087.11
  1996/08/31       9852.65                    10299.84
  1996/09/30      10518.50                    10879.52
  1996/10/31      10634.30                    11179.57
  1996/11/30      11406.30                    12024.64
  1996/12/31      11135.97                    11786.43
  1997/01/31      11698.46                    12522.85
  1997/02/28      11494.76                    12621.03
  1997/03/31      10893.34                    12102.43
  1997/04/30      11388.05                    12824.94
  1997/05/31      12144.67                    13605.73
  1997/06/30      12561.78                    14215.26
  1997/07/31      13522.10                    15346.37
  1997/08/31      13046.79                    14486.67
  1997/09/30      13735.51                    15280.10
  1997/10/31      13221.40                    14769.75
  1997/11/30      13560.90                    15453.44
  1997/12/31      13788.50                    15718.77
  1998/01/31      13871.01                    15892.62
  1998/02/28      14953.87                    17038.80
  1998/03/31      15655.16                    17911.36
  1998/04/30      15747.98                    18091.54
  1998/05/31      15459.21                    17780.55
  1998/06/30      16397.70                    18502.80
  1998/07/31      16428.64                    18305.74
  1998/08/31      13984.45                    15659.10
  1998/09/30      15129.20                    16662.22
  1998/10/31      16129.56                    18017.52
  1998/11/30      17191.80                    19109.57
  1998/12/31      18684.08                    20210.66
  1999/01/31      19856.04                    21055.87
  1999/02/28      19054.77                    20401.45
  1999/03/31      20141.42                    21217.71
  1999/04/30      20141.42                    22039.48
  1999/05/31      19570.66                    21519.12
  1999/06/30      20558.52                    22713.44
  1999/07/31      20196.30                    22004.32
  1999/08/31      20481.69                    21895.40
  1999/09/30      19965.80                    21295.25
  1999/10/31      21206.12                    22642.81
  1999/11/30      22128.12                    23103.14
IMATRL PRASUN   SHR__CHT 19991130 19991214 091810 R00000000000049

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class T on February 20, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $22,128 - a 121.28% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,103 - a 131.03% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP CORE FUNDS AVERAGE ARE 22.35% AND 22.35%, RESPECTIVELY; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE ARE 24.72% AND 24.72%, RESPECTIVELY.

FIDELITY ADVISOR LARGE CAP FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and the life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV LARGE CAP - CL B    28.02%       124.65%

FIDELITY ADV LARGE CAP - CL B    23.02%       121.65%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          20.90%       131.03%

Growth Funds Average             27.23%       n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalizaton only. These averages are listed on page 9 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV LARGE CAP - CL B  28.02%       23.89%

FIDELITY ADV LARGE CAP - CL B  23.02%       23.45%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                        20.90%       24.81%

Growth Funds Average           27.23%       n/a

AVERAGE ANNUAL RETURNS take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Large Cap -CL B          S&P 500
             00535                       SP001
  1996/02/20      10000.00                    10000.00
  1996/02/29      10020.00                    10003.76
  1996/03/31      10060.00                    10100.10
  1996/04/30      10120.00                    10248.98
  1996/05/31      10330.00                    10513.30
  1996/06/30      10370.00                    10553.35
  1996/07/31       9860.00                    10087.11
  1996/08/31      10180.00                    10299.84
  1996/09/30      10860.00                    10879.52
  1996/10/31      10970.00                    11179.57
  1996/11/30      11770.00                    12024.64
  1996/12/31      11479.86                    11786.43
  1997/01/31      12052.28                    12522.85
  1997/02/28      11831.32                    12621.03
  1997/03/31      11218.67                    12102.43
  1997/04/30      11720.85                    12824.94
  1997/05/31      12484.16                    13605.73
  1997/06/30      12916.03                    14215.26
  1997/07/31      13890.26                    15346.37
  1997/08/31      13398.12                    14486.67
  1997/09/30      14101.17                    15280.10
  1997/10/31      13568.86                    14769.75
  1997/11/30      13910.34                    15453.44
  1997/12/31      14144.86                    15718.77
  1998/01/31      14219.32                    15892.62
  1998/02/28      15325.39                    17038.80
  1998/03/31      16037.95                    17911.36
  1998/04/30      16123.03                    18091.54
  1998/05/31      15825.25                    17780.55
  1998/06/30      16771.78                    18502.80
  1998/07/31      16793.05                    18305.74
  1998/08/31      14283.14                    15659.10
  1998/09/30      15453.01                    16662.22
  1998/10/31      16463.36                    18017.52
  1998/11/30      17548.16                    19109.57
  1998/12/31      19061.91                    20210.66
  1999/01/31      20232.31                    21055.87
  1999/02/28      19409.04                    20401.45
  1999/03/31      20514.26                    21217.71
  1999/04/30      20502.98                    22039.48
  1999/05/31      19916.54                    21519.12
  1999/06/30      20908.98                    22713.44
  1999/07/31      20525.54                    22004.32
  1999/08/31      20807.48                    21895.40
  1999/09/30      20288.70                    21295.25
  1999/10/31      21529.26                    22642.81
  1999/11/30      22165.00                 23103.14
IMATRL PRASUN   SHR__CHT 19991130 19991214 091641 R00000000000049

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class B on February 20, 1996, when the fund started. As the chart shows, by November 30, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $22,165 - a 121.65% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,103 - a 131.03% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP CORE FUNDS AVERAGE ARE 22.35% AND 22.35%, RESPECTIVELY; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE ARE 24.72% AND 24.72%, RESPECTIVELY.

FIDELITY ADVISOR LARGE CAP FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between February 20, 1996 and November 3, 1997 are those of Class B, and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charge included in the past one year and the life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV LARGE CAP - CL C    27.90%       123.79%

FIDELITY ADV LARGE CAP - CL C    26.90%       123.79%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          20.90%       131.03%

Growth Funds Average             27.23%       n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalizaton only. These averages are listed on page 11 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV LARGE CAP - CL C  27.90%       23.77%

FIDELITY ADV LARGE CAP - CL C  26.90%       23.77%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                        20.90%       24.81%

Growth Funds Average           27.23%       n/a

AVERAGE ANNUAL RETURNS take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Large Cap -CL C          S&P 500
             00483                       SP001
  1996/02/20      10000.00                    10000.00
  1996/02/29      10020.00                    10003.76
  1996/03/31      10060.00                    10100.10
  1996/04/30      10120.00                    10248.98
  1996/05/31      10330.00                    10513.30
  1996/06/30      10370.00                    10553.35
  1996/07/31       9860.00                    10087.11
  1996/08/31      10180.00                    10299.84
  1996/09/30      10860.00                    10879.52
  1996/10/31      10970.00                    11179.57
  1996/11/30      11770.00                    12024.64
  1996/12/31      11479.86                    11786.43
  1997/01/31      12052.28                    12522.85
  1997/02/28      11831.32                    12621.03
  1997/03/31      11218.67                    12102.43
  1997/04/30      11720.85                    12824.94
  1997/05/31      12484.16                    13605.73
  1997/06/30      12916.03                    14215.26
  1997/07/31      13890.26                    15346.37
  1997/08/31      13398.12                    14486.67
  1997/09/30      14101.17                    15280.10
  1997/10/31      13568.86                    14769.75
  1997/11/30      13910.25                    15453.44
  1997/12/31      14133.78                    15718.77
  1998/01/31      14218.42                    15892.62
  1998/02/28      15329.23                    17038.80
  1998/03/31      16027.46                    17911.36
  1998/04/30      16112.09                    18091.54
  1998/05/31      15815.87                    17780.55
  1998/06/30      16746.84                    18502.80
  1998/07/31      16768.00                    18305.74
  1998/08/31      14260.73                    15659.10
  1998/09/30      15413.86                    16662.22
  1998/10/31      16418.88                    18017.52
  1998/11/30      17497.96                    19109.57
  1998/12/31      18995.11                    20210.66
  1999/01/31      20162.74                    21055.87
  1999/02/28      19341.38                    20401.45
  1999/03/31      20444.03                    21217.71
  1999/04/30      20432.78                    22039.48
  1999/05/31      19847.70                    21519.12
  1999/06/30      20837.83                    22713.44
  1999/07/31      20455.28                    22004.32
  1999/08/31      20736.57                    21895.40
  1999/09/30      20207.74                    21295.25
  1999/10/31      21456.66                    22642.81
  1999/11/30      22379.29                    23103.14
IMATRL PRASUN   SHR__CHT 19991130 19991214 091652 R00000000000049

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class C on February 20, 1996, when the fund started. As the chart shows, by November 30, 1999, the value of the investment would have grown to $22,379 - a 123.79% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,103 - a 131.03% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP CORE FUNDS AVERAGE ARE 22.35% AND 22.35%, RESPECTIVELY; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE ARE 24.72% AND 24.72%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Karen Firestone)

An interview with Karen Firestone, Portfolio Manager of Fidelity
Advisor Large Cap Stock Fund

Q. HOW DID THE FUND PERFORM, KAREN?

A. It fared well. For the 12 months that ended November 30, 1999, the fund's Class A, Class T, Class B and Class C shares returned 28.93%, 28.71%, 28.02% and 27.90%, respectively. For the same period, the growth funds average as measured by Lipper Inc. returned 27.23%, while the Standard & Poor's 500 Index delivered a return of 20.90%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S SUCCESS DURING THE PERIOD?

A. The fund benefited from concentrating its assets in what I consider to be the "best of the benchmark" - with names such as Intel, Microsoft and Cisco Systems. Within the large-cap stock universe, I increased the fund's exposure to some of the companies that I really liked based on their long-term growth prospects. Strong stock picking outside of the S&P 500 benchmark helped as well. I built a diversified pool of primarily smaller large-cap technology and communications stocks - names such as Legato Systems and Vignette Corp. - and these performed well for the fund during the period. In addition, I broadened the portfolio to include some biotechnology names, such as Affymetrix and QLT PhotoTherapeutics, which added to fund returns during this time frame. All in all, I stuck with the names I believed in, some of which traversed a rocky road in the second quarter, but, like the fund's media and communications holdings, rebounded nicely later in the period.

Q. CAN YOU TELL US ABOUT SOME OF YOUR OTHER STRATEGIES THAT HELPED THE FUND DURING THE PERIOD?

A. Sure. Technology stocks had market and earnings momentum over the past 12 months and, to capitalize on this growth, I increased the fund's weighting in response. In health care, I felt that drug stocks were going to have a tough time outperforming the market from mid-year forward, given concerns over patent expirations and intensified government scrutiny of the industry. With that in mind, I shifted some assets from a few of the largest drug companies to more of the strong biotechnology names, some of which I mentioned earlier. Also, I maintained a healthy exposure to the world of cable and wireless stocks as a play on "new media" and the Internet. Another big plus came from advertising-driven firms of traditional media, such as CBS and Tribune Co., which also were enormous beneficiaries of the Internet. One can't help but notice the dot.coms flooding available ad spaces of late. I've been a big believer in this advertising-cycle phenomenon in television and radio for over a year now, and it has played out beautifully for the fund.

Q. WHICH OTHER STOCKS LIFTED PERFORMANCE?

A. Microsoft, one of the fund's top holdings, posted impressive earnings and benefited from a strong product pipeline. Cisco Systems was a solid performer, riding investors' appreciation of the value of networking infrastructure to the development of the Internet. Intel, another key contributor to the growth of the Internet, rallied on robust overall demand in its semiconductor, or chip, business. Intel also benefited from some good acquisitions in the networking and wireless industries. GE soared on strong earnings resulting from improving global economic conditions.

Q. WHICH STOCKS DRAGGED ON FUND RETURNS?

A. Philip Morris continued its year-long slide, mostly in response to the potential for further tobacco litigation. Gillette suffered from an earnings shortfall related to inventory backlogs in Latin America and Western Europe. Eli Lilly fell sharply on slowing sales of antidepression drug Prozac. Disney also trended down in response to disappointing earnings growth.

Q. WHAT'S YOUR OUTLOOK, KAREN?

A. Until something fundamental changes in the external environment, whether that's interest rates or inflation, the market isn't likely to change too dramatically. I don't want to turn my back on the stocks that have contributed to the fund's success of late. I will, however, have to be sensible and begin to reduce positions if their valuations become extreme. So, my challenge lies in what to do with the proceeds from the securities that I do choose to sell or trim back. I've tried to be defensive to a degree, and I plan to maintain this stance to provide some protection on the downside. Still, I'll continue to look aggressively at technology and communications stocks because it simply wouldn't be prudent to ignore what the market appears to love.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks long-term growth
of capital

START DATE: February 20,
1996

SIZE: as of November 30,
1999, more than $462 million

MANAGER: Karen Firestone,
since 1998; joined Fidelity in
1983

KAREN FIRESTONE ON INCLUDING
OUT-OF-THE BENCHMARK
OPPORTUNITIES IN THE
INVESTMENT MIX:

"Take a look at the past six
months, which began not long
after the end of the market's
short-term love affair with cyclicals
- or, economically sensitive
stocks - and ended with growth
stocks, specifically technology, earning the lion's share of the market's affection. Relative to technology stocks, other segments of the large-cap universe trailed by wide margins during the period. In this narrowly led market, it was difficult to find good stories within the large-cap universe alone. To that point, a large-cap fund ideally would have owned the largest-cap technology names and many of the small-to-mid-cap tech stocks, and that's it. While that may sound good, it clearly isn't a very realistic or risk-averse way to manage a fund. So, instead, I chose a more diversified path, looking in large part
- 70% or so - to the very best
companies in the S&P 500 index.
From there, the fund's charter allowed
me the flexibility to invest the other
30% elsewhere in the
capitalization range, where some
of the best opportunities resided. In
support of this quest, I visited a lot
of companies, searching for stocks
that others may have overlooked.
Wherever I go, I'm always thinking
about the big picture and where the
market might go next. In addition,
when I'm not on the road talking
to firms, I'm sitting with our
research analysts, carefully
reviewing company
fundamentals."



INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

General Electric Co.            3.9                      3.7

Cisco Systems, Inc.             3.6                      2.2

Microsoft Corp.                 3.5                      4.3

Merck & Co., Inc.               2.7                      2.8

Intel Corp.                     2.6                      2.2

Lucent Technologies, Inc.       2.1                      1.1

Bristol-Myers Squibb Co.        2.1                      1.4

Procter & Gamble Co.            1.9                      2.1

Wal-Mart Stores, Inc.           1.9                      1.2

Home Depot, Inc.                1.6                      1.0

                                25.9                     22.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

TECHNOLOGY                      28.2                     20.8

HEALTH                          15.0                     19.2

MEDIA & LEISURE                 9.3                      11.1

NONDURABLES                     7.6                      10.8

FINANCE                         7.5                      6.7



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                    AS OF MAY 31, 1999 **

Stocks                          93.6%                        Stocks                             95.5%

Short-Term Investments and                                   Short-Term  Investments and
Net Other Assets                 6.4%                        Net Other Assets                    4.5%

* FOREIGN INVESTMENTS            5.6%                        ** FOREIGN INVESTMENTS              4.1%

Row: 1, Col: 1, Value: 93.59999999999999                     Row: 1, Col: 1, Value: 95.5
Row: 1, Col: 2, Value: 0.0                                   Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                   Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                   Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                   Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                   Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                   Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.4                                   Row: 1, Col: 8, Value: 4.5





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 93.6%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.3%

SHIP BUILDING & REPAIR - 0.3%

General Dynamics Corp.            31,500                     $ 1,624,219

BASIC INDUSTRIES - 1.9%

CHEMICALS & PLASTICS - 0.8%

Eastman Chemical Co.              32,400                      1,259,550

Monsanto Co.                      57,200                      2,413,125

                                                              3,672,675

METALS & MINING - 0.2%

Furukawa Electric Co. Ltd.        112,000                     1,197,726

PACKAGING & CONTAINERS - 0.6%

Crown Cork & Seal Co., Inc.       41,800                      851,675

Owens-Illinois, Inc. (a)          77,440                      1,853,720

                                                              2,705,395

PAPER & FOREST PRODUCTS - 0.3%

Champion International Corp.      25,200                      1,397,025

TOTAL BASIC INDUSTRIES                                        8,972,821

DURABLES - 1.0%

AUTOS, TIRES, & ACCESSORIES -
0.2%

Barrett Resources Corp. (a)       24,000                      637,500

CONSUMER DURABLES - 0.6%

Minnesota Mining &                30,800                      2,943,325
Manufacturing Co.

CONSUMER ELECTRONICS - 0.2%

The Swatch Group AG (Reg.)        6,200                       1,068,292

TOTAL DURABLES                                                4,649,117

ENERGY - 3.5%

ENERGY SERVICES - 1.2%

Halliburton Co.                   68,800                      2,661,700

Noble Drilling Corp. (a)          29,700                      827,888

Schlumberger Ltd.                 36,200                      2,174,263

                                                              5,663,851

OIL & GAS - 2.3%

Exxon Corp.                       47,600                      3,775,275

Sunoco, Inc.                      38,000                      971,375

Texaco, Inc.                      30,400                      1,852,500

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Total Fina SA sponsored ADR       31,900                     $ 2,109,388

USX-Marathon Group                61,700                      1,631,194

                                                              10,339,732

TOTAL ENERGY                                                  16,003,583

FINANCE - 7.5%

BANKS - 1.2%

Bank of Ireland, Inc.             1                           8

Commonwealth Bank of Australia    38,500                      634,618

FleetBoston Financial Corp.       63,547                      2,402,866

Mellon Financial Corp.            30,500                      1,111,344

State Street Corp.                17,700                      1,299,844

                                                              5,448,680

CREDIT & OTHER FINANCE - 2.3%

American Express Co.              30,330                      4,589,308

Associates First Capital          54,200                      1,802,150
Corp. Class A

Citigroup, Inc.                   76,700                      4,132,213

                                                              10,523,671

FEDERAL SPONSORED CREDIT - 1.7%

Fannie Mae                        90,670                      6,040,889

Freddie Mac                       37,200                      1,836,750

                                                              7,877,639

INSURANCE - 1.8%

American International Group,     57,825                      5,970,431
Inc.

CIGNA Corp.                       30,200                      2,483,950

                                                              8,454,381

SECURITIES INDUSTRY - 0.5%

Charles Schwab Corp.              31,300                      1,187,444

Morgan Stanley Dean Witter &      9,300                       1,121,813
Co.

                                                              2,309,257

TOTAL FINANCE                                                 34,613,628

HEALTH - 15.0%

DRUGS & PHARMACEUTICALS - 13.0%

American Home Products Corp.      30,740                      1,598,480

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Amgen, Inc. (a)                   108,200                    $ 4,929,863

Banyu Pharmaceutical Co. Ltd.     52,000                      941,423

Bausch & Lomb, Inc.               27,400                      1,501,863

Bristol-Myers Squibb Co.          131,560                     9,612,103

Eli Lilly & Co.                   53,500                      3,838,625

Human Genome Sciences, Inc.       15,500                      1,736,000
(a)

Inhale Therapeutic Systems,       27,800                      851,375
Inc. (a)

Merck & Co., Inc.                 158,340                     12,429,690

Millennium Pharmaceuticals,       40,200                      3,913,219
Inc. (a)

Pfizer, Inc.                      82,100                      2,970,994

Pharmacia & Upjohn, Inc.          30,100                      1,646,094

QLT PhotoTherapeutics, Inc.       19,200                      859,352
(a)

Schering-Plough Corp.             97,820                      5,001,048

SmithKline Beecham PLC            30,900                      2,054,850
sponsored ADR

Warner-Lambert Co.                63,600                      5,704,125

Watson Pharmaceuticals, Inc.      21,600                      803,250
(a)

                                                              60,392,354

MEDICAL EQUIPMENT & SUPPLIES
- 2.0%

Becton, Dickinson & Co.           8,000                       218,000

Guidant Corp.                     16,500                      825,000

Johnson & Johnson                 60,140                      6,239,525

Medtronic, Inc.                   47,600                      1,850,450

                                                              9,132,975

TOTAL HEALTH                                                  69,525,329

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.2%

ELECTRICAL EQUIPMENT - 5.0%

Emerson Electric Co.              44,000                      2,508,000

General Electric Co.              138,900                     18,056,987

Mitsubishi Electric Corp.         201,000                     1,193,942

Omron Corp.                       54,000                      1,320,623

                                                              23,079,552

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.2%

Ingersoll-Rand Co.                16,800                      813,750

TOTAL INDUSTRIAL MACHINERY &                                  23,893,302
EQUIPMENT

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - 9.3%

BROADCASTING - 5.9%

AT&T Corp. - Liberty Media        87,796                     $ 3,670,970
Group Class A (a)

Cablevision Systems Corp.         35,200                      2,413,400
Class A (a)

CBS Corp. (a)                     95,700                      4,976,400

Chris-Craft Industries, Inc.      16,500                      1,144,688

Comcast Corp. Class A             78,700                      3,556,256
(special)

Infinity Broadcasting Corp.       74,600                      2,718,238
Class A

Primacom AG                       20,456                      934,011

Television Francaise 1 SA         2,900                       1,053,448

Time Warner, Inc.                 70,000                      4,318,125

Univision Communications,         26,400                      2,310,000
Inc. Class A (a)

                                                              27,095,536

ENTERTAINMENT - 1.1%

Fox Entertainment Group, Inc.     94,800                      2,180,400
Class A

Ticketmaster Online               44,700                      1,268,363
CitySearch, Inc.

Walt Disney Co.                   59,800                      1,666,925

                                                              5,115,688

PUBLISHING - 1.3%

The New York Times Co. Class A    124,700                     4,793,156

Tribune Co.                       21,900                      1,052,569

                                                              5,845,725

RESTAURANTS - 1.0%

McDonald's Corp.                  107,500                     4,837,500

TOTAL MEDIA & LEISURE                                         42,894,449

NONDURABLES - 7.6%

BEVERAGES - 2.5%

Anheuser-Busch Companies,         43,500                      3,254,344
Inc.

PepsiCo, Inc.                     34,780                      1,202,084

Seagram Co. Ltd.                  23,200                      1,008,490

The Coca-Cola Co.                 91,900                      6,186,019

                                                              11,650,937

FOODS - 1.0%

H.J. Heinz Co.                    36,400                      1,524,250

Quaker Oats Co.                   46,400                      3,027,600

                                                              4,551,850

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

NONDURABLES - CONTINUED

HOUSEHOLD PRODUCTS - 2.8%

Aptargroup, Inc.                  10,300                     $ 279,388

Gillette Co.                      91,900                      3,693,231

Procter & Gamble Co.              81,700                      8,823,600

                                                              12,796,219

TOBACCO - 1.3%

Philip Morris Companies, Inc.     225,580                     5,935,574

TOTAL NONDURABLES                                             34,934,580

PRECIOUS METALS - 0.5%

Barrick Gold Corp.                32,500                      584,057

Newmont Mining Corp.              37,000                      876,438

Placer Dome, Inc.                 70,400                      799,674

                                                              2,260,169

RETAIL & WHOLESALE - 5.2%

GENERAL MERCHANDISE STORES -
3.6%

Costco Wholesale Corp. (a)        35,200                      3,227,400

Dayton Hudson Corp.               52,500                      3,704,531

Michaels Stores, Inc. (a)         29,400                      922,425

Wal-Mart Stores, Inc.             152,000                     8,759,000

                                                              16,613,356

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.6%

Home Depot, Inc.                  91,500                      7,234,219

TOTAL RETAIL & WHOLESALE                                      23,847,575

SERVICES - 1.7%

ADVERTISING - 1.2%

Omnicom Group, Inc.               23,340                      2,056,838

TMP Worldwide, Inc. (a)           11,400                      1,080,863

WPP Group PLC sponsored ADR       31,400                      2,276,500

                                                              5,414,201

SERVICES - 0.5%

Reuters Group PLC sponsored       38,400                      2,515,200
ADR

TOTAL SERVICES                                                7,929,401

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - 28.2%

COMMUNICATIONS EQUIPMENT - 5.7%

Cisco Systems, Inc. (a)           187,324                    $ 16,706,959

Lucent Technologies, Inc.         135,300                     9,885,356

                                                              26,592,315

COMPUTER SERVICES & SOFTWARE
- 11.7%

America Online, Inc. (a)          80,400                      5,844,075

At Home Corp. Series A (a)        22,200                      1,076,700

Automatic Data Processing,        100,600                     4,967,125
Inc.

BMC Software, Inc. (a)            13,100                      953,844

Citrix Systems, Inc. (a)          22,400                      2,125,200

CNET, Inc. (a)                    25,800                      1,314,188

First Data Corp.                  41,400                      1,790,550

GoTo.com, Inc.                    15,700                      1,429,681

Inktomi Corp. (a)                 10,700                      1,380,969

Intuit, Inc. (a)                  47,600                      2,380,000

J.D. Edwards & Co. (a)            4,400                       129,800

Legato Systems, Inc. (a)          41,100                      2,775,534

Litton Industries, Inc. (a)       15,500                      694,594

Lycos, Inc. (a)                   14,400                      806,400

Microsoft Corp. (a)               178,000                     16,206,344

Redback Networks, Inc.            8,600                       1,203,463

Synopsys, Inc. (a)                26,900                      1,946,888

Verio, Inc. (a)                   40,900                      1,469,844

Vignette Corp. (a)                14,300                      2,958,313

Yahoo!, Inc. (a)                  12,700                      2,701,925

                                                              54,155,437

COMPUTERS & OFFICE EQUIPMENT
- 4.6%

Dell Computer Corp. (a)           121,500                     5,224,500

EMC Corp. (a)                     59,100                      4,938,544

International Business            37,500                      3,864,844
Machines Corp.

Lexmark International Group,      26,100                      2,166,300
Inc. Class A (a)

Sun Microsystems, Inc. (a)        37,400                      4,946,150

                                                              21,140,338

ELECTRONIC INSTRUMENTS - 0.3%

Applied Materials, Inc. (a)       14,400                      1,403,100

ELECTRONICS - 5.9%

Altera Corp. (a)                  40,500                      2,181,938

AVX Corp.                         15,600                      638,625

Intel Corp.                       155,300                     11,909,569

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Linear Technology Corp.           16,300                     $ 1,158,319

Micron Technology, Inc. (a)       11,800                      792,075

Motorola, Inc.                    35,300                      4,033,025

Texas Instruments, Inc.           66,200                      6,359,338

                                                              27,072,889

TOTAL TECHNOLOGY                                              130,364,079

TRANSPORTATION - 0.8%

AIR TRANSPORTATION - 0.3%

Preview Travel, Inc. (a)          30,200                      1,408,075

TRUCKING & FREIGHT - 0.5%

United Parcel Service, Inc.       37,000                      2,444,313
Class B

TOTAL TRANSPORTATION                                          3,852,388

UTILITIES - 5.9%

CELLULAR - 1.8%

Mannesmann AG (Reg.)              7,700                       1,623,864

Nextel Communications, Inc.       13,600                      1,348,100
Class A (a)

Powertel, Inc. (a)                18,800                      1,612,100

Telephone & Data Systems,         11,300                      1,505,019
Inc.

Vodafone AirTouch PLC             23,650                      1,115,984
sponsored ADR

Western Wireless Corp. Class A    23,000                      1,346,938

                                                              8,552,005

ELECTRIC UTILITY - 0.8%

AES Corp. (a)                     29,900                      1,732,331

Calpine Corp. (a)                 19,900                      1,174,100

Niagara Mohawk Holdings, Inc.     52,000                      780,000
(a)

                                                              3,686,431

TELEPHONE SERVICES - 3.3%

Allegiance Telecom, Inc. (a)      14,700                      1,085,963

AT&T Corp.                        36,350                      2,031,056

DDI Corp.                         106                         1,465,007

Focal Communications Corp.        78,400                      1,852,200

MCI WorldCom, Inc. (a)            31,533                      2,607,385

Metromedia Fiber Network,         53,800                      2,084,750
Inc. Class A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

SBC Communications, Inc.          44,900                     $ 2,331,994

Sprint Corp. - FON Group          24,000                      1,665,000

                                                              15,123,355

TOTAL UTILITIES                                               27,361,791

TOTAL COMMON STOCKS                                          432,726,431
(Cost $354,541,444)

CASH EQUIVALENTS - 8.0%



Central Cash Collateral Fund,     8,457,200                   8,457,200
5.69% (b)

Taxable Central Cash Fund,        28,632,413                  28,632,413
5.34% (b)

TOTAL CASH EQUIVALENTS                                        37,089,613
(Cost $37,089,613)

TOTAL INVESTMENT PORTFOLIO -                                  469,816,044
101.6%
(Cost $391,631,057)

NET OTHER ASSETS - (1.6)%                                     (7,282,753)

NET ASSETS - 100%                                           $ 462,533,291

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $393,386,041. Net unrealized appreciation aggregated $76,430,003, of which $89,358,755 related to appreciated investment securities and $12,928,752 related to depreciated investment securities.

The fund hereby designates approximately $6,090,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        NOVEMBER 30, 1999

ASSETS

Investment in securities, at                $ 469,816,044
value (cost $391,631,057) -
See accompanying schedule

Receivable for investments                   3,469,272
sold

Receivable for fund shares                   1,556,555
sold

Dividends receivable                         352,184

Interest receivable                          113,207

Other receivables                            16,038

 TOTAL ASSETS                                475,323,300

LIABILITIES

Payable for investments        $ 1,499,906
purchased

Payable for fund shares         2,190,333
redeemed

Accrued management fee          215,371

Distribution fees payable       233,696

Other payables and accrued      193,503
expenses

Collateral on securities        8,457,200
loaned, at value

 TOTAL LIABILITIES                           12,790,009

NET ASSETS                                  $ 462,533,291

Net Assets consist of:

Paid in capital                             $ 375,662,719

Accumulated undistributed net                8,685,636
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  78,184,936
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 462,533,291

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                        NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $20.13
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($19,599,833 (divided by)
973,901 shares)

Maximum offering price per         $21.36
share (100/94.25 of $20.13)

CLASS T: NET ASSET VALUE and       $20.16
redemption price per share
($285,939,356 (divided by)
14,182,260 shares)

Maximum offering price per         $20.89
share (100/96.50 of $20.16)

CLASS B: NET ASSET VALUE and       $19.92
offering price per share
($112,670,633 (divided by)
5,655,983 shares) A

CLASS C: NET ASSET VALUE and       $19.89
offering price per share
($30,467,814 (divided by)
1,531,450 shares) A

INSTITUTIONAL CLASS: NET           $20.33
ASSET VALUE, offering price
and redemption price per
share ($13,855,655 (divided
by) 681,656 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                             YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                             $ 2,258,492
Dividends

Interest                                       755,333

Security lending                               5,418

 TOTAL INCOME                                  3,019,243

EXPENSES

Management fee                   $ 1,648,677

Transfer agent fees               645,603

Distribution fees                 1,768,799

Accounting and security           130,937
lending fees

Non-interested trustees'          761
compensation

Custodian fees and expenses       29,112

Registration fees                 213,322

Audit                             33,554

Legal                             830

 Total expenses before            4,471,595
reductions

 Expense reductions               (53,098)     4,418,497

NET INVESTMENT INCOME (LOSS)                   (1,399,254)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            11,371,534

 Foreign currency transactions    18,422       11,389,956

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            54,228,188

 Assets and liabilities in        (267)        54,227,921
foreign currencies

NET GAIN (LOSS)                                65,617,877

NET INCREASE (DECREASE) IN                    $ 64,218,623
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (1,399,254)                 $ (434,512)
income (loss)

 Net realized gain (loss)       11,389,956                    10,372,174

 Change in net unrealized       54,227,921                    13,461,652
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     64,218,623                    23,399,314
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (8,688,040)                   (4,313,011)
from net realized gain

Share transactions - net        270,930,237                   44,376,848
increase (decrease)

  TOTAL INCREASE (DECREASE)     326,460,820                   63,463,151
IN NET ASSETS

NET ASSETS

 Beginning of period            136,072,471                   72,609,320

 End of period                 $ 462,533,291                 $ 136,072,471


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999      1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.62   $ 13.96   $ 11.83   $ 10.21
period

Income from Investment
Operations

Net investment income (loss) D    (.03)     (.05)     (.04)     -

Net realized and unrealized       4.59      3.54      2.25      1.62
gain (loss)

Total from investment             4.56      3.49      2.21      1.62
operations

Less Distributions

From net realized gain            (1.05)    (.83)     (.08)     -

Net asset value, end of period   $ 20.13   $ 16.62   $ 13.96   $ 11.83

TOTAL RETURN B, C                 28.93%    26.69%    18.82%    15.87%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 19,600  $ 4,254   $ 2,330   $ 503
(000 omitted)

Ratio of expenses to average      1.24%     1.46% F   1.75% F   1.75% A, F
net assets

Ratio of expenses to average      1.23% G   1.44% G   1.72% G   1.75% A
net assets after expense
reductions

Ratio of net investment           (.17)%    (.31)%    (.34)%    .11% A
income (loss) to  average
net assets

Portfolio turnover                91%       141%      93%       59% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999       1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.67    $ 13.98   $ 11.82   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.07)      (.05)     (.02)     (.01)

Net realized and unrealized       4.61       3.56      2.24      1.83
gain (loss)

Total from investment             4.54       3.51      2.22      1.82
operations

Less Distributions

From net realized gain            (1.05)     (.82)     (.06)     -

Net asset value, end of period   $ 20.16    $ 16.67   $ 13.98   $ 11.82

TOTAL RETURN B, C                 28.71%     26.77%    18.89%    18.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 285,939  $ 81,455  $ 42,753  $ 26,133
(000 omitted)

Ratio of expenses to average      1.44%      1.46%     1.62%     2.00% A, F
net assets

Ratio of expenses to average      1.42% G    1.44% G   1.60% G   2.00% A
net assets after expense
reductions

Ratio of net investment           (.36)%     (.31)%    (.18)%    (.14)% A
income (loss) to  average
net assets

Portfolio turnover                91%        141%      93%       59% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999       1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.50    $ 13.85   $ 11.77   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.16)      (.13)     (.09)     (.05)

Net realized and unrealized       4.56       3.54      2.22      1.82
gain (loss)

Total from investment             4.40       3.41      2.13      1.77
operations

Less Distributions

From net realized gain            (.98)      (.76)     (.05)     -

Net asset value, end of period   $ 19.92    $ 16.50   $ 13.85   $ 11.77

TOTAL RETURN B, C                 28.02%     26.15%    18.18%    17.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 112,671  $ 37,229  $ 20,926  $ 9,721
(000 omitted)

Ratio of expenses to average      1.96%      2.00%     2.16%     2.50% A, F
net assets

Ratio of expenses to average      1.95% G    1.98% G   2.14% G   2.50% A
net assets after expense
reductions

Ratio of net investment           (.89)%     (.85)%    (.73)%    (.64)% A
income (loss) to  average
net assets

Portfolio turnover                91%        141%      93%       59% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.54   $ 13.98   $ 13.97
period

Income from Investment
Operations

Net investment income (loss) D    (.16)     (.21)     (.01)

Net realized and unrealized       4.54      3.59      .02
gain (loss)

Total from investment             4.38      3.38      .01
operations

Less Distributions

From net realized gain            (1.03)    (.82)     -

Net asset value, end of period   $ 19.89   $ 16.54   $ 13.98

TOTAL RETURN B, C                 27.90%    25.79%    .07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 30,468  $ 4,393   $ 41
(000 omitted)

Ratio of expenses to average      1.97%     2.50% F   2.50% A, F
net assets

Ratio of expenses to average      1.96% G   2.48% G   2.35% A, G
net assets after  expense
reductions

Ratio of net investment           (.90)%    (1.40)%   (.62)% A
income (loss) to average
net assets

Portfolio turnover                91%       141%      93%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999       1998      1997      1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.77    $ 14.05   $ 11.86   $ 10.00
period

Income from Investment
Operations

Net investment income D           .03        .03       .04 E     .03

Net realized and unrealized       4.63       3.56      2.24      1.83
gain (loss)

Total from investment             4.66       3.59      2.28      1.86
operations

Less Distributions

From net realized gain            (1.10) I   (.87) I   (.09)     -

Net asset value, end of period   $ 20.33    $ 16.77   $ 14.05   $ 11.86

TOTAL RETURN B, C                 29.37%     27.35%    19.39%    18.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 13,856   $ 8,742   $ 6,560   $ 9,144
(000 omitted)

Ratio of expenses to average      .91%       .99%      1.15%     1.50% A, G
net assets

Ratio of expenses to average      .90% H     .97% H    1.12% H   1.48% A, H
net assets after expense
reductions

Ratio of net investment           .16%       .18%      .32%      .38% A
income to average  net assets

Portfolio turnover                91%        141%      93%       59% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E DURING THE PERIOD, A SIGNIFICANT SHAREHOLDER REDEMPTION CAUSED AN UNUSUALLY HIGH LEVEL OF INVESTMENT INCOME PER SHARE.
F FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1996.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
I THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Large Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $487,170,714 and $248,761,797, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 29,349     $ 72

CLASS T    857,773      652

CLASS B    724,700      544,201

CLASS C    156,977      134,551

          $ 1,768,799  $ 679,476

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 235,229    $ 79,392

CLASS T     313,278      98,461

CLASS B     141,266      141,266 *

CLASS C     9,292        9,292  *

           $ 699,065    $ 328,411

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 31,743   .27

CLASS T                 373,977   .22

CLASS B                 177,033   .24

CLASS C                 39,796    .25

INSTITUTIONAL CLASS     23,054    .19

                       $ 645,603

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $33,189 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $7,988,631. The fund received cash collateral of $8,457,200 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $37,898 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $2,102 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS T   $ 13,098

7. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 17% of the total outstanding shares of the fund.

8. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        YEARS ENDED NOVEMBER 30,

                        1999                      1998

FROM NET REALIZED GAIN

Class A                 $ 291,682                 $ 144,680

Class T                  5,269,636                 2,603,039

Class B                  2,268,630                 1,174,205

Class C                  287,885                   4,554

Institutional Class      570,207                   386,533

Total                   $ 8,688,040               $ 4,313,011

9. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

                                1999                     1998                     1999                     1998



CLASS A Shares sold              852,593                  149,566                 $ 15,605,931             $ 2,255,465

Reinvestment of distributions    17,452                   10,836                   285,470                  140,431

Shares redeemed                  (152,045)                (71,452)                 (2,805,195)              (1,071,670)

Net increase (decrease)          718,000                  88,950                  $ 13,086,206             $ 1,324,226

CLASS T Shares sold              12,906,706               3,016,885               $ 238,734,017            $ 45,639,086

Reinvestment of distributions    309,035                  194,189                  5,070,548                2,524,317

Shares redeemed                  (3,918,325)              (1,383,470)              (73,308,285)             (20,914,015)

Net increase (decrease)          9,297,416                1,827,604               $ 170,496,280            $ 27,249,388

CLASS B Shares sold              3,942,695                1,003,260               $ 71,800,193             $ 15,065,539

Reinvestment of distributions    116,079                  85,310                   1,891,974                1,102,243

Shares redeemed                  (659,048)                (342,947)                (12,064,988)             (5,096,726)

Net increase (decrease)          3,399,726                745,623                 $ 61,627,179             $ 11,071,056

CLASS C Shares sold              1,422,774                296,148                 $ 25,974,910             $ 4,585,462

Reinvestment of distributions    15,644                   323                      254,928                  4,193

Shares redeemed                  (172,573)                (33,774)                 (3,186,152)              (479,818)

Net increase (decrease)          1,265,845                262,697                 $ 23,043,686             $ 4,109,837

INSTITUTIONAL CLASS Shares       476,415                  436,413                 $ 8,677,189              $ 6,728,785
sold

Reinvestment of distributions    32,818                   28,359                   540,107                  368,930

Shares redeemed                  (348,723)                (410,609)                (6,540,410)              (6,475,374)

Net increase (decrease)          160,510                  54,163                  $ 2,676,886              $ 622,341


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Large Cap Fund as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the three-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

                PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Class A         12/20/99 12/17/99    -         $0.43
                01/10/00 01/07/00    -         $0.03
Class T         12/20/99 12/17/99    -         $0.40
                01/10/00 01/07/00    -         $0.03
Class B         12/20/99 12/17/99    -         $0.32
                01/10/00 01/07/00    -         $0.03
Class C         12/20/99 12/17/99    -         $0.35
                01/10/00 01/07/00    -         $0.03

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 28%, 28%, 35% and 30% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)




FIDELITY(REGISTERED TRADEMARK) ADVISOR
LARGE CAP
FUND - INSTITUTIONAL CLASS

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     6   The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            9   A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   10  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          18  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets, as
                                  well as financial highlights.

NOTES                         27  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  35  The auditors' opinion.

DISTRIBUTIONS                 36

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR LARGE CAP FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURN

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV LARGE CAP - INST    29.37%       133.28%
CL

S&P 500(registered trademark)    20.90%       131.03%

Growth Funds Average             27.23%       n/a

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the Institutional Class' returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,115 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalizaton only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV LARGE CAP - INST  29.37%       25.13%
CL

S&P 500                        20.90%       24.81%

Growth Funds Average           27.23%       n/a

AVERAGE ANNUAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Large Cap -CL I          S&P 500
             00536                       SP001
  1996/02/20      10000.00                    10000.00
  1996/02/29      10020.00                    10003.76
  1996/03/31      10060.00                    10100.10
  1996/04/30      10140.00                    10248.98
  1996/05/31      10350.00                    10513.30
  1996/06/30      10400.00                    10553.35
  1996/07/31       9900.00                    10087.11
  1996/08/31      10220.00                    10299.84
  1996/09/30      10910.00                    10879.52
  1996/10/31      11040.00                    11179.57
  1996/11/30      11860.00                    12024.64
  1996/12/31      11579.86                    11786.43
  1997/01/31      12164.08                    12522.85
  1997/02/28      11952.44                    12621.03
  1997/03/31      11337.69                    12102.43
  1997/04/30      11861.74                    12824.94
  1997/05/31      12647.82                    13605.73
  1997/06/30      13091.25                    14215.26
  1997/07/31      14099.04                    15346.37
  1997/08/31      13605.22                    14486.67
  1997/09/30      14330.84                    15280.10
  1997/10/31      13796.71                    14769.75
  1997/11/30      14159.51                    15453.44
  1997/12/31      14398.17                    15718.77
  1998/01/31      14494.94                    15892.62
  1998/02/28      15634.75                    17038.80
  1998/03/31      16365.95                    17911.36
  1998/04/30      16473.48                    18091.54
  1998/05/31      16172.40                    17780.55
  1998/06/30      17161.67                    18502.80
  1998/07/31      17193.93                    18305.74
  1998/08/31      14645.48                    15659.10
  1998/09/30      15849.81                    16662.22
  1998/10/31      16903.60                    18017.52
  1998/11/30      18032.65                    19109.57
  1998/12/31      19601.75                    20210.66
  1999/01/31      20838.44                    21055.87
  1999/02/28      20000.77                    20401.45
  1999/03/31      21148.26                    21217.71
  1999/04/30      21159.73                    22039.48
  1999/05/31      20574.51                    21519.12
  1999/06/30      21618.73                    22713.44
  1999/07/31      21240.06                    22004.32
  1999/08/31      21549.88                    21895.40
  1999/09/30      21022.04                    21295.25
  1999/10/31      22330.18                    22642.81
  1999/11/30      23328.49                    23103.14
IMATRL PRASUN   SHR__CHT 19991130 19991222 115346 R00000000000049

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Institutional Class on February 20, 1996, when the fund started. As the chart shows, by November 30, 1999, the value of the investment would have grown to $23,328 - a 133.28% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,103 - a 131.03% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP CORE FUNDS AVERAGE ARE 22.35% AND 22.35%, RESPECTIVELY; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE-CAP SUPERGROUP AVERAGE ARE 24.72% AND 24.72%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Karen Firestone)

An interview with Karen Firestone, Portfolio Manager of Fidelity
Advisor Large Cap Stock Fund

Q. HOW DID THE FUND PERFORM, KAREN?

A. It fared well. For the 12 months that ended November 30, 1999, the fund's Institutional Class shares returned 29.37%. For the same period, the growth funds average as measured by Lipper Inc. returned 27.23%, while the Standard & Poor's 500 Index delivered a return of 20.90%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S SUCCESS DURING THE PERIOD?

A. The fund benefited from concentrating its assets in what I consider to be the "best of the benchmark" - with names such as Intel, Microsoft and Cisco Systems. Within the large-cap stock universe, I increased the fund's exposure to some of the companies that I really liked based on their long-term growth prospects. Strong stock picking outside of the S&P 500 benchmark helped as well. I built a diversified pool of primarily smaller large-cap technology and communications stocks - names such as Legato Systems and Vignette Corp. - and these performed well for the fund during the period. In addition, I broadened the portfolio to include some biotechnology names, such as Affymetrix and QLT PhotoTherapeutics, which added to fund returns during this time frame. All in all, I stuck with the names I believed in, some of which traversed a rocky road in the second quarter, but, like the fund's media and communications holdings, rebounded nicely later in the period.

Q. CAN YOU TELL US ABOUT SOME OF YOUR OTHER STRATEGIES THAT HELPED THE FUND DURING THE PERIOD?

A. Sure. Technology stocks had market and earnings momentum over the past 12 months and, to capitalize on this growth, I increased the fund's weighting in response. In health care, I felt that drug stocks were going to have a tough time outperforming the market from mid-year forward, given concerns over patent expirations and intensified government scrutiny of the industry. With that in mind, I shifted some assets from a few of the largest drug companies to more of the strong biotechnology names, some of which I mentioned earlier. Also, I maintained a healthy exposure to the world of cable and wireless stocks as a play on "new media" and the Internet. Another big plus came from advertising-driven firms of traditional media, such as CBS and Tribune Co., which also were enormous beneficiaries of the Internet. One can't help but notice the dot.coms flooding available ad spaces of late. I've been a big believer in this advertising-cycle phenomenon in television and radio for over a year now, and it has played out beautifully for the fund.

Q. WHICH OTHER STOCKS LIFTED PERFORMANCE?

A. Microsoft, one of the fund's top holdings, posted impressive earnings and benefited from a strong product pipeline. Cisco Systems was a solid performer, riding investors' appreciation of the value of networking infrastructure to the development of the Internet. Intel, another key contributor to the growth of the Internet, rallied on robust overall demand in its semiconductor, or chip, business. Intel also benefited from some good acquisitions in the networking and wireless industries. GE soared on strong earnings resulting from improving global economic conditions.

Q. WHICH STOCKS DRAGGED ON FUND RETURNS?

A. Philip Morris continued its year-long slide, mostly in response to the potential for further tobacco litigation. Gillette suffered from an earnings shortfall related to inventory backlogs in Latin America and Western Europe. Eli Lilly fell sharply on slowing sales of antidepression drug Prozac. Disney also trended down in response to disappointing earnings growth.

Q. WHAT'S YOUR OUTLOOK, KAREN?

A. Until something fundamental changes in the external environment, whether that's interest rates or inflation, the market isn't likely to change too dramatically. I don't want to turn my back on the stocks that have contributed to the fund's success of late. I will, however, have to be sensible and begin to reduce positions if their valuations become extreme. So, my challenge lies in what to do with the proceeds from the securities that I do choose to sell or trim back. I've tried to be defensive to a degree, and I plan to maintain this stance to provide some protection on the downside. Still, I'll continue to look aggressively at technology and communications stocks because it simply wouldn't be prudent to ignore what the market appears to love.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks long-term growth
of capital

START DATE: February 20,
1996

SIZE: as of November 30,
1999, more than $462 million

MANAGER: Karen Firestone,
since 1998; joined Fidelity in
1983

KAREN FIRESTONE ON INCLUDING
OUT-OF-THE BENCHMARK
OPPORTUNITIES IN THE
INVESTMENT MIX:

"Take a look at the past six
months, which began not long
after the end of the market's
short-term love affair with cyclicals
- or, economically sensitive
stocks - and ended with growth
stocks, specifically technology, earning the lion's share of the market's affection. Relative to technology stocks, other segments of the large-cap universe trailed by wide margins during the period. In this narrowly led market, it was difficult to find good stories within the large-cap universe alone. To that point, a large-cap fund ideally would have owned the largest-cap technology names and many of the small-to-mid-cap tech stocks, and that's it. While that may sound good, it clearly isn't a very realistic or risk-averse way to manage a fund. So, instead, I chose a more diversified path, looking in large part
- 70% or so - to the very best
companies in the S&P 500 index.
From there, the fund's charter allowed
me the flexibility to invest the other
30% elsewhere in the
capitalization range, where some
of the best opportunities resided. In
support of this quest, I visited a lot
of companies, searching for stocks
that others may have overlooked.
Wherever I go, I'm always thinking
about the big picture and where the
market might go next. In addition,
when I'm not on the road talking
to firms, I'm sitting with our
research analysts, carefully
reviewing company
fundamentals."



INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

General Electric Co.            3.9                      3.7

Cisco Systems, Inc.             3.6                      2.2

Microsoft Corp.                 3.5                      4.3

Merck & Co., Inc.               2.7                      2.8

Intel Corp.                     2.6                      2.2

Lucent Technologies, Inc.       2.1                      1.1

Bristol-Myers Squibb Co.        2.1                      1.4

Procter & Gamble Co.            1.9                      2.1

Wal-Mart Stores, Inc.           1.9                      1.2

Home Depot, Inc.                1.6                      1.0

                                25.9                     22.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

TECHNOLOGY                      28.2                     20.8

HEALTH                          15.0                     19.2

MEDIA & LEISURE                 9.3                      11.1

NONDURABLES                     7.6                      10.8

FINANCE                         7.5                      6.7



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                    AS OF MAY 31, 1999 **

Stocks                          93.6%                        Stocks                             95.5%

Short-Term Investments and                                   Short-Term  Investments and
Net Other Assets                 6.4%                        Net Other Assets                    4.5%

* FOREIGN INVESTMENTS            5.6%                        ** FOREIGN INVESTMENTS              4.1%

Row: 1, Col: 1, Value: 93.59999999999999                     Row: 1, Col: 1, Value: 95.5
Row: 1, Col: 2, Value: 0.0                                   Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                   Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                   Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                   Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                   Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                   Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.4                                   Row: 1, Col: 8, Value: 4.5





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 93.6%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.3%

SHIP BUILDING & REPAIR - 0.3%

General Dynamics Corp.            31,500                     $ 1,624,219

BASIC INDUSTRIES - 1.9%

CHEMICALS & PLASTICS - 0.8%

Eastman Chemical Co.              32,400                      1,259,550

Monsanto Co.                      57,200                      2,413,125

                                                              3,672,675

METALS & MINING - 0.2%

Furukawa Electric Co. Ltd.        112,000                     1,197,726

PACKAGING & CONTAINERS - 0.6%

Crown Cork & Seal Co., Inc.       41,800                      851,675

Owens-Illinois, Inc. (a)          77,440                      1,853,720

                                                              2,705,395

PAPER & FOREST PRODUCTS - 0.3%

Champion International Corp.      25,200                      1,397,025

TOTAL BASIC INDUSTRIES                                        8,972,821

DURABLES - 1.0%

AUTOS, TIRES, & ACCESSORIES -
0.2%

Barrett Resources Corp. (a)       24,000                      637,500

CONSUMER DURABLES - 0.6%

Minnesota Mining &                30,800                      2,943,325
Manufacturing Co.

CONSUMER ELECTRONICS - 0.2%

The Swatch Group AG (Reg.)        6,200                       1,068,292

TOTAL DURABLES                                                4,649,117

ENERGY - 3.5%

ENERGY SERVICES - 1.2%

Halliburton Co.                   68,800                      2,661,700

Noble Drilling Corp. (a)          29,700                      827,888

Schlumberger Ltd.                 36,200                      2,174,263

                                                              5,663,851

OIL & GAS - 2.3%

Exxon Corp.                       47,600                      3,775,275

Sunoco, Inc.                      38,000                      971,375

Texaco, Inc.                      30,400                      1,852,500

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Total Fina SA sponsored ADR       31,900                     $ 2,109,388

USX-Marathon Group                61,700                      1,631,194

                                                              10,339,732

TOTAL ENERGY                                                  16,003,583

FINANCE - 7.5%

BANKS - 1.2%

Bank of Ireland, Inc.             1                           8

Commonwealth Bank of Australia    38,500                      634,618

FleetBoston Financial Corp.       63,547                      2,402,866

Mellon Financial Corp.            30,500                      1,111,344

State Street Corp.                17,700                      1,299,844

                                                              5,448,680

CREDIT & OTHER FINANCE - 2.3%

American Express Co.              30,330                      4,589,308

Associates First Capital          54,200                      1,802,150
Corp. Class A

Citigroup, Inc.                   76,700                      4,132,213

                                                              10,523,671

FEDERAL SPONSORED CREDIT - 1.7%

Fannie Mae                        90,670                      6,040,889

Freddie Mac                       37,200                      1,836,750

                                                              7,877,639

INSURANCE - 1.8%

American International Group,     57,825                      5,970,431
Inc.

CIGNA Corp.                       30,200                      2,483,950

                                                              8,454,381

SECURITIES INDUSTRY - 0.5%

Charles Schwab Corp.              31,300                      1,187,444

Morgan Stanley Dean Witter &      9,300                       1,121,813
Co.

                                                              2,309,257

TOTAL FINANCE                                                 34,613,628

HEALTH - 15.0%

DRUGS & PHARMACEUTICALS - 13.0%

American Home Products Corp.      30,740                      1,598,480

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Amgen, Inc. (a)                   108,200                    $ 4,929,863

Banyu Pharmaceutical Co. Ltd.     52,000                      941,423

Bausch & Lomb, Inc.               27,400                      1,501,863

Bristol-Myers Squibb Co.          131,560                     9,612,103

Eli Lilly & Co.                   53,500                      3,838,625

Human Genome Sciences, Inc.       15,500                      1,736,000
(a)

Inhale Therapeutic Systems,       27,800                      851,375
Inc. (a)

Merck & Co., Inc.                 158,340                     12,429,690

Millennium Pharmaceuticals,       40,200                      3,913,219
Inc. (a)

Pfizer, Inc.                      82,100                      2,970,994

Pharmacia & Upjohn, Inc.          30,100                      1,646,094

QLT PhotoTherapeutics, Inc.       19,200                      859,352
(a)

Schering-Plough Corp.             97,820                      5,001,048

SmithKline Beecham PLC            30,900                      2,054,850
sponsored ADR

Warner-Lambert Co.                63,600                      5,704,125

Watson Pharmaceuticals, Inc.      21,600                      803,250
(a)

                                                              60,392,354

MEDICAL EQUIPMENT & SUPPLIES
- 2.0%

Becton, Dickinson & Co.           8,000                       218,000

Guidant Corp.                     16,500                      825,000

Johnson & Johnson                 60,140                      6,239,525

Medtronic, Inc.                   47,600                      1,850,450

                                                              9,132,975

TOTAL HEALTH                                                  69,525,329

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.2%

ELECTRICAL EQUIPMENT - 5.0%

Emerson Electric Co.              44,000                      2,508,000

General Electric Co.              138,900                     18,056,987

Mitsubishi Electric Corp.         201,000                     1,193,942

Omron Corp.                       54,000                      1,320,623

                                                              23,079,552

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.2%

Ingersoll-Rand Co.                16,800                      813,750

TOTAL INDUSTRIAL MACHINERY &                                  23,893,302
EQUIPMENT

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - 9.3%

BROADCASTING - 5.9%

AT&T Corp. - Liberty Media        87,796                     $ 3,670,970
Group Class A (a)

Cablevision Systems Corp.         35,200                      2,413,400
Class A (a)

CBS Corp. (a)                     95,700                      4,976,400

Chris-Craft Industries, Inc.      16,500                      1,144,688

Comcast Corp. Class A             78,700                      3,556,256
(special)

Infinity Broadcasting Corp.       74,600                      2,718,238
Class A

Primacom AG                       20,456                      934,011

Television Francaise 1 SA         2,900                       1,053,448

Time Warner, Inc.                 70,000                      4,318,125

Univision Communications,         26,400                      2,310,000
Inc. Class A (a)

                                                              27,095,536

ENTERTAINMENT - 1.1%

Fox Entertainment Group, Inc.     94,800                      2,180,400
Class A

Ticketmaster Online               44,700                      1,268,363
CitySearch, Inc.

Walt Disney Co.                   59,800                      1,666,925

                                                              5,115,688

PUBLISHING - 1.3%

The New York Times Co. Class A    124,700                     4,793,156

Tribune Co.                       21,900                      1,052,569

                                                              5,845,725

RESTAURANTS - 1.0%

McDonald's Corp.                  107,500                     4,837,500

TOTAL MEDIA & LEISURE                                         42,894,449

NONDURABLES - 7.6%

BEVERAGES - 2.5%

Anheuser-Busch Companies,         43,500                      3,254,344
Inc.

PepsiCo, Inc.                     34,780                      1,202,084

Seagram Co. Ltd.                  23,200                      1,008,490

The Coca-Cola Co.                 91,900                      6,186,019

                                                              11,650,937

FOODS - 1.0%

H.J. Heinz Co.                    36,400                      1,524,250

Quaker Oats Co.                   46,400                      3,027,600

                                                              4,551,850

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

NONDURABLES - CONTINUED

HOUSEHOLD PRODUCTS - 2.8%

Aptargroup, Inc.                  10,300                     $ 279,388

Gillette Co.                      91,900                      3,693,231

Procter & Gamble Co.              81,700                      8,823,600

                                                              12,796,219

TOBACCO - 1.3%

Philip Morris Companies, Inc.     225,580                     5,935,574

TOTAL NONDURABLES                                             34,934,580

PRECIOUS METALS - 0.5%

Barrick Gold Corp.                32,500                      584,057

Newmont Mining Corp.              37,000                      876,438

Placer Dome, Inc.                 70,400                      799,674

                                                              2,260,169

RETAIL & WHOLESALE - 5.2%

GENERAL MERCHANDISE STORES -
3.6%

Costco Wholesale Corp. (a)        35,200                      3,227,400

Dayton Hudson Corp.               52,500                      3,704,531

Michaels Stores, Inc. (a)         29,400                      922,425

Wal-Mart Stores, Inc.             152,000                     8,759,000

                                                              16,613,356

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.6%

Home Depot, Inc.                  91,500                      7,234,219

TOTAL RETAIL & WHOLESALE                                      23,847,575

SERVICES - 1.7%

ADVERTISING - 1.2%

Omnicom Group, Inc.               23,340                      2,056,838

TMP Worldwide, Inc. (a)           11,400                      1,080,863

WPP Group PLC sponsored ADR       31,400                      2,276,500

                                                              5,414,201

SERVICES - 0.5%

Reuters Group PLC sponsored       38,400                      2,515,200
ADR

TOTAL SERVICES                                                7,929,401

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - 28.2%

COMMUNICATIONS EQUIPMENT - 5.7%

Cisco Systems, Inc. (a)           187,324                    $ 16,706,959

Lucent Technologies, Inc.         135,300                     9,885,356

                                                              26,592,315

COMPUTER SERVICES & SOFTWARE
- 11.7%

America Online, Inc. (a)          80,400                      5,844,075

At Home Corp. Series A (a)        22,200                      1,076,700

Automatic Data Processing,        100,600                     4,967,125
Inc.

BMC Software, Inc. (a)            13,100                      953,844

Citrix Systems, Inc. (a)          22,400                      2,125,200

CNET, Inc. (a)                    25,800                      1,314,188

First Data Corp.                  41,400                      1,790,550

GoTo.com, Inc.                    15,700                      1,429,681

Inktomi Corp. (a)                 10,700                      1,380,969

Intuit, Inc. (a)                  47,600                      2,380,000

J.D. Edwards & Co. (a)            4,400                       129,800

Legato Systems, Inc. (a)          41,100                      2,775,534

Litton Industries, Inc. (a)       15,500                      694,594

Lycos, Inc. (a)                   14,400                      806,400

Microsoft Corp. (a)               178,000                     16,206,344

Redback Networks, Inc.            8,600                       1,203,463

Synopsys, Inc. (a)                26,900                      1,946,888

Verio, Inc. (a)                   40,900                      1,469,844

Vignette Corp. (a)                14,300                      2,958,313

Yahoo!, Inc. (a)                  12,700                      2,701,925

                                                              54,155,437

COMPUTERS & OFFICE EQUIPMENT
- 4.6%

Dell Computer Corp. (a)           121,500                     5,224,500

EMC Corp. (a)                     59,100                      4,938,544

International Business            37,500                      3,864,844
Machines Corp.

Lexmark International Group,      26,100                      2,166,300
Inc. Class A (a)

Sun Microsystems, Inc. (a)        37,400                      4,946,150

                                                              21,140,338

ELECTRONIC INSTRUMENTS - 0.3%

Applied Materials, Inc. (a)       14,400                      1,403,100

ELECTRONICS - 5.9%

Altera Corp. (a)                  40,500                      2,181,938

AVX Corp.                         15,600                      638,625

Intel Corp.                       155,300                     11,909,569

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Linear Technology Corp.           16,300                     $ 1,158,319

Micron Technology, Inc. (a)       11,800                      792,075

Motorola, Inc.                    35,300                      4,033,025

Texas Instruments, Inc.           66,200                      6,359,338

                                                              27,072,889

TOTAL TECHNOLOGY                                              130,364,079

TRANSPORTATION - 0.8%

AIR TRANSPORTATION - 0.3%

Preview Travel, Inc. (a)          30,200                      1,408,075

TRUCKING & FREIGHT - 0.5%

United Parcel Service, Inc.       37,000                      2,444,313
Class B

TOTAL TRANSPORTATION                                          3,852,388

UTILITIES - 5.9%

CELLULAR - 1.8%

Mannesmann AG (Reg.)              7,700                       1,623,864

Nextel Communications, Inc.       13,600                      1,348,100
Class A (a)

Powertel, Inc. (a)                18,800                      1,612,100

Telephone & Data Systems,         11,300                      1,505,019
Inc.

Vodafone AirTouch PLC             23,650                      1,115,984
sponsored ADR

Western Wireless Corp. Class A    23,000                      1,346,938

                                                              8,552,005

ELECTRIC UTILITY - 0.8%

AES Corp. (a)                     29,900                      1,732,331

Calpine Corp. (a)                 19,900                      1,174,100

Niagara Mohawk Holdings, Inc.     52,000                      780,000
(a)

                                                              3,686,431

TELEPHONE SERVICES - 3.3%

Allegiance Telecom, Inc. (a)      14,700                      1,085,963

AT&T Corp.                        36,350                      2,031,056

DDI Corp.                         106                         1,465,007

Focal Communications Corp.        78,400                      1,852,200

MCI WorldCom, Inc. (a)            31,533                      2,607,385

Metromedia Fiber Network,         53,800                      2,084,750
Inc. Class A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

SBC Communications, Inc.          44,900                     $ 2,331,994

Sprint Corp. - FON Group          24,000                      1,665,000

                                                              15,123,355

TOTAL UTILITIES                                               27,361,791

TOTAL COMMON STOCKS                                          432,726,431
(Cost $354,541,444)

CASH EQUIVALENTS - 8.0%



Central Cash Collateral Fund,     8,457,200                   8,457,200
5.69% (b)

Taxable Central Cash Fund,        28,632,413                  28,632,413
5.34% (b)

TOTAL CASH EQUIVALENTS                                        37,089,613
(Cost $37,089,613)

TOTAL INVESTMENT PORTFOLIO -                                  469,816,044
101.6%
(Cost $391,631,057)

NET OTHER ASSETS - (1.6)%                                     (7,282,753)

NET ASSETS - 100%                                           $ 462,533,291

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $393,386,041. Net unrealized appreciation aggregated $76,430,003, of which $89,358,755 related to appreciated investment securities and $12,928,752 related to depreciated investment securities.

The fund hereby designates approximately $6,090,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        NOVEMBER 30, 1999

ASSETS

Investment in securities, at                $ 469,816,044
value (cost $391,631,057) -
See accompanying schedule

Receivable for investments                   3,469,272
sold

Receivable for fund shares                   1,556,555
sold

Dividends receivable                         352,184

Interest receivable                          113,207

Other receivables                            16,038

 TOTAL ASSETS                                475,323,300

LIABILITIES

Payable for investments        $ 1,499,906
purchased

Payable for fund shares         2,190,333
redeemed

Accrued management fee          215,371

Distribution fees payable       233,696

Other payables and accrued      193,503
expenses

Collateral on securities        8,457,200
loaned, at value

 TOTAL LIABILITIES                           12,790,009

NET ASSETS                                  $ 462,533,291

Net Assets consist of:

Paid in capital                             $ 375,662,719

Accumulated undistributed net                8,685,636
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  78,184,936
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 462,533,291

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                        NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $20.13
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($19,599,833 (divided by)
973,901 shares)

Maximum offering price per         $21.36
share (100/94.25 of $20.13)

CLASS T: NET ASSET VALUE and       $20.16
redemption price per share
($285,939,356 (divided by)
14,182,260 shares)

Maximum offering price per         $20.89
share (100/96.50 of $20.16)

CLASS B: NET ASSET VALUE and       $19.92
offering price per share
($112,670,633 (divided by)
5,655,983 shares) A

CLASS C: NET ASSET VALUE and       $19.89
offering price per share
($30,467,814 (divided by)
1,531,450 shares) A

INSTITUTIONAL CLASS: NET           $20.33
ASSET VALUE, offering price
and redemption price per
share ($13,855,655 (divided
by) 681,656 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                             YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                             $ 2,258,492
Dividends

Interest                                       755,333

Security lending                               5,418

 TOTAL INCOME                                  3,019,243

EXPENSES

Management fee                   $ 1,648,677

Transfer agent fees               645,603

Distribution fees                 1,768,799

Accounting and security           130,937
lending fees

Non-interested trustees'          761
compensation

Custodian fees and expenses       29,112

Registration fees                 213,322

Audit                             33,554

Legal                             830

 Total expenses before            4,471,595
reductions

 Expense reductions               (53,098)     4,418,497

NET INVESTMENT INCOME (LOSS)                   (1,399,254)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            11,371,534

 Foreign currency transactions    18,422       11,389,956

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            54,228,188

 Assets and liabilities in        (267)        54,227,921
foreign currencies

NET GAIN (LOSS)                                65,617,877

NET INCREASE (DECREASE) IN                    $ 64,218,623
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (1,399,254)                 $ (434,512)
income (loss)

 Net realized gain (loss)       11,389,956                    10,372,174

 Change in net unrealized       54,227,921                    13,461,652
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     64,218,623                    23,399,314
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (8,688,040)                   (4,313,011)
from net realized gain

Share transactions - net        270,930,237                   44,376,848
increase (decrease)

  TOTAL INCREASE (DECREASE)     326,460,820                   63,463,151
IN NET ASSETS

NET ASSETS

 Beginning of period            136,072,471                   72,609,320

 End of period                 $ 462,533,291                 $ 136,072,471


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999      1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.62   $ 13.96   $ 11.83   $ 10.21
period

Income from Investment
Operations

Net investment income (loss) D    (.03)     (.05)     (.04)     -

Net realized and unrealized       4.59      3.54      2.25      1.62
gain (loss)

Total from investment             4.56      3.49      2.21      1.62
operations

Less Distributions

From net realized gain            (1.05)    (.83)     (.08)     -

Net asset value, end of period   $ 20.13   $ 16.62   $ 13.96   $ 11.83

TOTAL RETURN B, C                 28.93%    26.69%    18.82%    15.87%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 19,600  $ 4,254   $ 2,330   $ 503
(000 omitted)

Ratio of expenses to average      1.24%     1.46% F   1.75% F   1.75% A, F
net assets

Ratio of expenses to average      1.23% G   1.44% G   1.72% G   1.75% A
net assets after expense
reductions

Ratio of net investment           (.17)%    (.31)%    (.34)%    .11% A
income (loss) to  average
net assets

Portfolio turnover                91%       141%      93%       59% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999       1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.67    $ 13.98   $ 11.82   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.07)      (.05)     (.02)     (.01)

Net realized and unrealized       4.61       3.56      2.24      1.83
gain (loss)

Total from investment             4.54       3.51      2.22      1.82
operations

Less Distributions

From net realized gain            (1.05)     (.82)     (.06)     -

Net asset value, end of period   $ 20.16    $ 16.67   $ 13.98   $ 11.82

TOTAL RETURN B, C                 28.71%     26.77%    18.89%    18.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 285,939  $ 81,455  $ 42,753  $ 26,133
(000 omitted)

Ratio of expenses to average      1.44%      1.46%     1.62%     2.00% A, F
net assets

Ratio of expenses to average      1.42% G    1.44% G   1.60% G   2.00% A
net assets after expense
reductions

Ratio of net investment           (.36)%     (.31)%    (.18)%    (.14)% A
income (loss) to  average
net assets

Portfolio turnover                91%        141%      93%       59% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999       1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.50    $ 13.85   $ 11.77   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.16)      (.13)     (.09)     (.05)

Net realized and unrealized       4.56       3.54      2.22      1.82
gain (loss)

Total from investment             4.40       3.41      2.13      1.77
operations

Less Distributions

From net realized gain            (.98)      (.76)     (.05)     -

Net asset value, end of period   $ 19.92    $ 16.50   $ 13.85   $ 11.77

TOTAL RETURN B, C                 28.02%     26.15%    18.18%    17.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 112,671  $ 37,229  $ 20,926  $ 9,721
(000 omitted)

Ratio of expenses to average      1.96%      2.00%     2.16%     2.50% A, F
net assets

Ratio of expenses to average      1.95% G    1.98% G   2.14% G   2.50% A
net assets after expense
reductions

Ratio of net investment           (.89)%     (.85)%    (.73)%    (.64)% A
income (loss) to  average
net assets

Portfolio turnover                91%        141%      93%       59% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.54   $ 13.98   $ 13.97
period

Income from Investment
Operations

Net investment income (loss) D    (.16)     (.21)     (.01)

Net realized and unrealized       4.54      3.59      .02
gain (loss)

Total from investment             4.38      3.38      .01
operations

Less Distributions

From net realized gain            (1.03)    (.82)     -

Net asset value, end of period   $ 19.89   $ 16.54   $ 13.98

TOTAL RETURN B, C                 27.90%    25.79%    .07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 30,468  $ 4,393   $ 41
(000 omitted)

Ratio of expenses to average      1.97%     2.50% F   2.50% A, F
net assets

Ratio of expenses to average      1.96% G   2.48% G   2.35% A, G
net assets after  expense
reductions

Ratio of net investment           (.90)%    (1.40)%   (.62)% A
income (loss) to average
net assets

Portfolio turnover                91%       141%      93%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999       1998      1997      1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.77    $ 14.05   $ 11.86   $ 10.00
period

Income from Investment
Operations

Net investment income D           .03        .03       .04 E     .03

Net realized and unrealized       4.63       3.56      2.24      1.83
gain (loss)

Total from investment             4.66       3.59      2.28      1.86
operations

Less Distributions

From net realized gain            (1.10) I   (.87) I   (.09)     -

Net asset value, end of period   $ 20.33    $ 16.77   $ 14.05   $ 11.86

TOTAL RETURN B, C                 29.37%     27.35%    19.39%    18.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 13,856   $ 8,742   $ 6,560   $ 9,144
(000 omitted)

Ratio of expenses to average      .91%       .99%      1.15%     1.50% A, G
net assets

Ratio of expenses to average      .90% H     .97% H    1.12% H   1.48% A, H
net assets after expense
reductions

Ratio of net investment           .16%       .18%      .32%      .38% A
income to average  net assets

Portfolio turnover                91%        141%      93%       59% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E DURING THE PERIOD, A SIGNIFICANT SHAREHOLDER REDEMPTION CAUSED AN UNUSUALLY HIGH LEVEL OF INVESTMENT INCOME PER SHARE.
F FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1996.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
I THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Large Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $487,170,714 and $248,761,797, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 29,349     $ 72

CLASS T    857,773      652

CLASS B    724,700      544,201

CLASS C    156,977      134,551

          $ 1,768,799  $ 679,476

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 235,229    $ 79,392

CLASS T     313,278      98,461

CLASS B     141,266      141,266 *

CLASS C     9,292        9,292  *

           $ 699,065    $ 328,411

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 31,743   .27

CLASS T                 373,977   .22

CLASS B                 177,033   .24

CLASS C                 39,796    .25

INSTITUTIONAL CLASS     23,054    .19

                       $ 645,603

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $33,189 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $7,988,631. The fund received cash collateral of $8,457,200 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $37,898 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $2,102 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS T   $ 13,098

7. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 17% of the total outstanding shares of the fund.

8. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        YEARS ENDED NOVEMBER 30,

                        1999                      1998

FROM NET REALIZED GAIN

Class A                 $ 291,682                 $ 144,680

Class T                  5,269,636                 2,603,039

Class B                  2,268,630                 1,174,205

Class C                  287,885                   4,554

Institutional Class      570,207                   386,533

Total                   $ 8,688,040               $ 4,313,011

9. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

                                1999                     1998                     1999                     1998



CLASS A Shares sold              852,593                  149,566                 $ 15,605,931             $ 2,255,465

Reinvestment of distributions    17,452                   10,836                   285,470                  140,431

Shares redeemed                  (152,045)                (71,452)                 (2,805,195)              (1,071,670)

Net increase (decrease)          718,000                  88,950                  $ 13,086,206             $ 1,324,226

CLASS T Shares sold              12,906,706               3,016,885               $ 238,734,017            $ 45,639,086

Reinvestment of distributions    309,035                  194,189                  5,070,548                2,524,317

Shares redeemed                  (3,918,325)              (1,383,470)              (73,308,285)             (20,914,015)

Net increase (decrease)          9,297,416                1,827,604               $ 170,496,280            $ 27,249,388

CLASS B Shares sold              3,942,695                1,003,260               $ 71,800,193             $ 15,065,539

Reinvestment of distributions    116,079                  85,310                   1,891,974                1,102,243

Shares redeemed                  (659,048)                (342,947)                (12,064,988)             (5,096,726)

Net increase (decrease)          3,399,726                745,623                 $ 61,627,179             $ 11,071,056

CLASS C Shares sold              1,422,774                296,148                 $ 25,974,910             $ 4,585,462

Reinvestment of distributions    15,644                   323                      254,928                  4,193

Shares redeemed                  (172,573)                (33,774)                 (3,186,152)              (479,818)

Net increase (decrease)          1,265,845                262,697                 $ 23,043,686             $ 4,109,837

INSTITUTIONAL CLASS Shares       476,415                  436,413                 $ 8,677,189              $ 6,728,785
sold

Reinvestment of distributions    32,818                   28,359                   540,107                  368,930

Shares redeemed                  (348,723)                (410,609)                (6,540,410)              (6,475,374)

Net increase (decrease)          160,510                  54,163                  $ 2,676,886              $ 622,341


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Large Cap Fund as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the three-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

                    PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Institutional Class 12/20/99 12/17/99    $0.01     $0.45
                    01/10/00 01/07/00    -         $0.03

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 25% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY ADVISOR
MID CAP
FUND - CLASS A, CLASS T, CLASS B AND CLASS C

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     12  The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            15  A summary of major shifts in
                                  the fund's investments over
                                  the last six months.

INVESTMENTS                   16  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          28  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets, as
                                  well as financial highlights.

NOTES                         37  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  45  The auditors' opinion.

DISTRIBUTIONS                 46

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR MID CAP FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the life of fund total return would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV MID CAP - CL A    29.17%       101.51%

FIDELITY ADV MID CAP - CL A    21.74%       89.92%
(INCL. 5.75% SALES CHARGE)

S&P MidCap 400 (registered     21.37%       96.22%
trademark)

Mid-Cap Funds Average          35.28%       n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 408 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds accordingly to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,   PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV MID CAP - CL A  29.17%       20.38%

FIDELITY ADV MID CAP - CL A  21.74%       18.51%
(INCL. 5.75% SALES CHARGE)

S&P MidCap 400               21.37%       19.53%

Mid-Cap Funds Average        35.28%       n/a

AVERAGE ANNUAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Mid Cap -CL A            S&P MidCap 400
             00251                       SP004
  1996/02/20       9425.00                    10000.00
  1996/02/29       9594.65                    10122.33
  1996/03/31       9670.05                    10243.60
  1996/04/30      10141.30                    10556.44
  1996/05/31      10621.98                    10699.16
  1996/06/30      10150.73                    10538.56
  1996/07/31       9509.83                     9825.63
  1996/08/31      10160.15                    10392.28
  1996/09/30      10829.33                    10845.38
  1996/10/31      10537.15                    10876.94
  1996/11/30      11027.25                    11489.64
  1996/12/31      10887.64                    11502.39
  1997/01/31      11262.08                    11934.19
  1997/02/28      11060.46                    11836.09
  1997/03/31      10465.19                    11331.52
  1997/04/30      10762.82                    11625.34
  1997/05/31      11674.93                    12641.86
  1997/06/30      12299.00                    12996.97
  1997/07/31      13259.11                    14283.80
  1997/08/31      13230.30                    14266.52
  1997/09/30      13902.38                    15086.56
  1997/10/31      13268.71                    14430.14
  1997/11/30      13479.93                    14644.00
  1997/12/31      13866.58                    15212.33
  1998/01/31      13737.97                    14922.69
  1998/02/28      14874.75                    16159.03
  1998/03/31      15657.63                    16887.81
  1998/04/30      15593.29                    17196.01
  1998/05/31      15099.97                    16422.36
  1998/06/30      15550.39                    16525.99
  1998/07/31      15121.41                    15885.27
  1998/08/31      12354.52                    12928.39
  1998/09/30      12869.29                    14135.25
  1998/10/31      13834.49                    15398.52
  1998/11/30      14703.16                    16166.91
  1998/12/31      15886.12                    18120.19
  1999/01/31      16085.81                    17414.77
  1999/02/28      15220.50                    16502.94
  1999/03/31      15919.40                    16964.03
  1999/04/30      17006.58                    18302.15
  1999/05/31      16928.93                    18381.40
  1999/06/30      17993.92                    19365.72
  1999/07/31      17616.73                    18954.20
  1999/08/31      17627.83                    18304.45
  1999/09/30      17139.71                    17739.39
  1999/10/31      17927.36                    18643.39
  1999/11/30      18992.35                    19621.99
IMATRL PRASUN   SHR__CHT 19991130 19991214 170005 R00000000000049

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Class A on February 20, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $18,992 - a 89.92% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,622 - a 96.22% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MID-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MID-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MID-CAP GROWTH FUND AVERAGES ARE 63.32% AND 63.32%, RESPECTIVELY; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MID-CAP SUPERGROUP AVERAGES ARE 36.93% AND 36.93%, RESPECTIVELY.

FIDELITY ADVISOR MID CAP FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV MID CAP - CL T    28.93%       100.93%

FIDELITY ADV MID CAP - CL T    24.41%       93.89%
(INCL. 3.50% SALES CHARGE)

S&P MidCap 400                 21.37%       96.22%

Mid-Cap Funds Average          35.28%       n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 408 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds accordingly to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,   PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV MID CAP - CL T  28.93%       20.28%

FIDELITY ADV MID CAP - CL T  24.41%       19.16%
(INCL. 3.50% SALES CHARGE)

S&P MidCap 400               21.37%       19.53%

Mid-Cap Funds Average        35.28%       n/a

AVERAGE ANNUAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Mid Cap -CL T            S&P MidCap 400
             00531                       SP004
  1996/02/20       9650.00                    10000.00
  1996/02/29       9823.70                    10122.33
  1996/03/31       9900.90                    10243.60
  1996/04/30      10383.40                    10556.44
  1996/05/31      10875.55                    10699.16
  1996/06/30      10393.05                    10538.56
  1996/07/31       9736.85                     9825.63
  1996/08/31      10402.70                    10392.28
  1996/09/30      11078.20                    10845.38
  1996/10/31      10788.70                    10876.94
  1996/11/30      11290.50                    11489.64
  1996/12/31      11156.94                    11502.39
  1997/01/31      11529.49                    11934.19
  1997/02/28      11323.61                    11836.09
  1997/03/31      10715.76                    11331.52
  1997/04/30      11019.68                    11625.34
  1997/05/31      11960.87                    12641.86
  1997/06/30      12598.13                    12996.97
  1997/07/31      13578.53                    14283.80
  1997/08/31      13558.92                    14266.52
  1997/09/30      14235.39                    15086.56
  1997/10/31      13598.13                    14430.14
  1997/11/30      13813.82                    14644.00
  1997/12/31      14196.99                    15212.33
  1998/01/31      14076.76                    14922.69
  1998/02/28      15247.09                    16159.03
  1998/03/31      16045.54                    16887.81
  1998/04/30      15979.91                    17196.01
  1998/05/31      15465.84                    16422.36
  1998/06/30      15925.22                    16525.99
  1998/07/31      15476.78                    15885.27
  1998/08/31      12643.93                    12928.39
  1998/09/30      13168.93                    14135.25
  1998/10/31      14153.32                    15398.52
  1998/11/30      15039.27                    16166.91
  1998/12/31      16242.41                    18120.19
  1999/01/31      16456.72                    17414.77
  1999/02/28      15565.65                    16502.94
  1999/03/31      16276.25                    16964.03
  1999/04/30      17392.92                    18302.15
  1999/05/31      17302.68                    18381.40
  1999/06/30      18385.51                    19365.72
  1999/07/31      17990.73                    18954.20
  1999/08/31      18002.01                    18304.45
  1999/09/30      17505.71                    17739.39
  1999/10/31      18317.83                    18643.39
  1999/11/30      19389.38                    19621.99
IMATRL PRASUN   SHR__CHT 19991130 19991214 170938 R00000000000049

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Class T on February 20, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $19,389 - a 93.89% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,622 - a 96.22% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MID-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MID-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MID-CAP GROWTH FUND AVERAGES ARE 63.32% AND 63.32%, RESPECTIVELY; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MID-CAP SUPERGROUP AVERAGES ARE 36.93% AND 36.93%, RESPECTIVELY.

FIDELITY ADVISOR MID CAP FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV MID CAP - CL B    28.32%       96.46%

FIDELITY ADV MID CAP - CL B    23.32%       93.46%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P MidCap 400                 21.37%       96.22%

Mid-Cap Funds Average          35.28%       n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 408 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds accordingly to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,   PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV MID CAP - CL B  28.32%       19.57%

FIDELITY ADV MID CAP - CL B  23.32%       19.09%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P MidCap 400               21.37%       19.53%

Mid-Cap Funds Average        35.28%       n/a

AVERAGE ANNUAL RETURNS take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Mid Cap -CL B            S&P MidCap 400
             00532                       SP004
  1996/02/20      10000.00                    10000.00
  1996/02/29      10170.00                    10122.33
  1996/03/31      10240.00                    10243.60
  1996/04/30      10730.00                    10556.44
  1996/05/31      11240.00                    10699.16
  1996/06/30      10730.00                    10538.56
  1996/07/31      10050.00                     9825.63
  1996/08/31      10720.00                    10392.28
  1996/09/30      11410.00                    10845.38
  1996/10/31      11110.00                    10876.94
  1996/11/30      11610.00                    11489.64
  1996/12/31      11471.34                    11502.39
  1997/01/31      11856.42                    11934.19
  1997/02/28      11633.48                    11836.09
  1997/03/31      11005.19                    11331.52
  1997/04/30      11309.20                    11625.34
  1997/05/31      12261.76                    12641.86
  1997/06/30      12920.45                    12996.97
  1997/07/31      13913.56                    14283.80
  1997/08/31      13883.16                    14266.52
  1997/09/30      14582.38                    15086.56
  1997/10/31      13913.56                    14430.14
  1997/11/30      14126.36                    14644.00
  1997/12/31      14532.01                    15212.33
  1998/01/31      14396.81                    14922.69
  1998/02/28      15580.57                    16159.03
  1998/03/31      16381.02                    16887.81
  1998/04/30      16313.38                    17196.01
  1998/05/31      15783.50                    16422.36
  1998/06/30      16245.73                    16525.99
  1998/07/31      15783.50                    15885.27
  1998/08/31      12886.10                    12928.39
  1998/09/30      13415.98                    14135.25
  1998/10/31      14419.36                    15398.52
  1998/11/30      15310.00                    16166.91
  1998/12/31      16536.44                    18120.19
  1999/01/31      16733.71                    17414.77
  1999/02/28      15828.56                    16502.94
  1999/03/31      16548.04                    16964.03
  1999/04/30      17662.08                    18302.15
  1999/05/31      17569.24                    18381.40
  1999/06/30      18671.67                    19365.72
  1999/07/31      18253.91                    18954.20
  1999/08/31      18265.51                    18304.45
  1999/09/30      17754.91                    17739.39
  1999/10/31      18555.62                    18643.39
  1999/11/30      19346.00                    19621.99
IMATRL PRASUN   SHR__CHT 19991130 19991214 170032 R00000000000049

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Class B on February 20, 1996, when the fund started. As the chart shows, by November 30, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $19,346 - a 93.46% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,622 - a 96.22% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MID-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MID-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MID-CAP GROWTH FUND AVERAGES ARE 63.32% AND 63.32%, RESPECTIVELY; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MID-CAP SUPERGROUP AVERAGES ARE 36.93% AND 36.93%, RESPECTIVELY.

FIDELITY ADVISOR MID CAP FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV MID CAP - CL C    28.24%       95.82%

FIDELITY ADV MID CAP - CL C    27.24%       95.82%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P MidCap 400                 21.37%       96.22%

Mid-Cap Funds Average          35.28%       n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 408 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds accordingly to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,   PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV MID CAP - CL C  28.24%       19.47%

FIDELITY ADV MID CAP - CL C  27.24%       19.47%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P MidCap 400               21.37%       19.53%

Mid-Cap Funds Average        35.28%       n/a

AVERAGE ANNUAL RETURNS take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Mid Cap -CL C            S&P MidCap 400
             00484                       SP004
  1996/02/20      10000.00                    10000.00
  1996/02/29      10170.00                    10122.33
  1996/03/31      10240.00                    10243.60
  1996/04/30      10730.00                    10556.44
  1996/05/31      11240.00                    10699.16
  1996/06/30      10730.00                    10538.56
  1996/07/31      10050.00                     9825.63
  1996/08/31      10720.00                    10392.28
  1996/09/30      11410.00                    10845.38
  1996/10/31      11110.00                    10876.94
  1996/11/30      11610.00                    11489.64
  1996/12/31      11471.34                    11502.39
  1997/01/31      11856.42                    11934.19
  1997/02/28      11633.48                    11836.09
  1997/03/31      11005.19                    11331.52
  1997/04/30      11309.20                    11625.34
  1997/05/31      12261.76                    12641.86
  1997/06/30      12920.45                    12996.97
  1997/07/31      13913.56                    14283.80
  1997/08/31      13883.16                    14266.52
  1997/09/30      14582.38                    15086.56
  1997/10/31      13913.56                    14430.14
  1997/11/30      14127.17                    14644.00
  1997/12/31      14530.54                    15212.33
  1998/01/31      14385.10                    14922.69
  1998/02/28      15571.73                    16159.03
  1998/03/31      16366.55                    16887.81
  1998/04/30      16288.19                    17196.01
  1998/05/31      15739.65                    16422.36
  1998/06/30      16198.63                    16525.99
  1998/07/31      15739.65                    15885.27
  1998/08/31      12851.44                    12928.39
  1998/09/30      13377.58                    14135.25
  1998/10/31      14373.91                    15398.52
  1998/11/30      15269.48                    16166.91
  1998/12/31      16477.62                    18120.19
  1999/01/31      16685.33                    17414.77
  1999/02/28      15773.75                    16502.94
  1999/03/31      16489.16                    16964.03
  1999/04/30      17608.44                    18302.15
  1999/05/31      17516.13                    18381.40
  1999/06/30      18612.33                    19365.72
  1999/07/31      18196.93                    18954.20
  1999/08/31      18208.47                    18304.45
  1999/09/30      17689.21                    17739.39
  1999/10/31      18496.94                    18643.39
  1999/11/30      19581.60                    19621.99
IMATRL PRASUN   SHR__CHT 19991130 19991214 170141 R00000000000049

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Class C on February 20, 1996, when the fund started. As the chart shows, by November 30, 1999, the value of the investment would have been $19,582 - a 95.82% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,622 - a 96.22% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MID-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MID-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MID-CAP GROWTH FUND AVERAGES ARE 63.32% AND 63.32%, RESPECTIVELY; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MID-CAP SUPERGROUP AVERAGES ARE 36.93% AND 36.93%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000 (registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of David Felman)

NOTE TO SHAREHOLDERS: David Felman became Portfolio Manager of the Fidelity Advisor Mid Cap Fund on August 2, 1999.

Q. HOW DID THE FUND PERFORM, DAVID?

A. For the 12 months that ended on November 30, 1999, the fund's Class A, Class T, Class B and Class C shares had returns of 29.17%, 28.93%, 28.32% and 28.24%, respectively. During the same period, the Standard & Poor's MidCap 400 Index returned 21.37% and the mid-cap funds average monitored by Lipper Inc. was up 35.28%.

Q. WHAT FACTORS AFFECTED PERFORMANCE?

A. These returns are consistent with the way the fund is managed, which is to be more aggressive than the S&P MidCap 400 index, but not as aggressive as many mid-cap funds that emphasize higher-risk stocks, especially in technology. During a period in which technology stocks did particularly well, it makes sense that the fund would trail the Lipper group while beating the S&P MidCap 400 index. The fund's performance relative to the index was helped by strong returns from media and leisure investments during the first half of the 12-month period and the healthy rally in technology stocks throughout the period.

Q. WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE PERIOD?

A. The fund's earlier emphasis on media and leisure stocks worked very well as heavy advertising budgets and strong consumer spending supported good stock performance in the sector. Later in the period, however, I reduced this sector's weightings as these stocks began to hit their target prices and rising interest rates raised concerns about consumer-related stocks in general. I also de-emphasized retail stocks because of my concern about the effects of higher interest rates. In addition, I added to the fund's position in technology and in health care, primarily in those biotechnology companies that have introduced a number of new products with tremendous success. Health care is one sector where demand is not likely to be affected by rising interest rates.

Q. WHAT WAS YOUR STRATEGY IN TECHNOLOGY, WHERE THE FUND'S RELATIVE WEIGHTING WENT FROM 14.8% TO 33.4% OF NET ASSETS OVER THE FINAL SIX MONTHS OF THE PERIOD?

A. I wanted to take advantage of the tremendous change taking place in the worldwide economy that is being driven by two trends - the growth in wireless communications and in the Internet. Wireless usage is increasing rapidly around the world and the Internet is changing the way we work, live and play. Those two trends together have created a tremendous driver for stock performance and I saw a need to increase investments in stocks that were benefiting. However, stock valuations are extremely high even for companies without significant revenues or earnings or, in some cases, with negative earnings. I wanted to participate in the opportunities, but be somewhat cautious about the stock prices I paid. I invested in companies such as Nextel, QUALCOMM and Comverse Technology that benefited from the strong demand for wireless technology. I also invested in companies such as VERITAS Software and Legato Systems that produce software for data-storage management systems. Finally, I increased the weighting in semiconductor companies providing equipment for networks.

Q. WHAT INVESTMENTS HELPED PERFORMANCE AND WHERE WERE YOU
DISAPPOINTED?

A. Many of the biggest winners were Internet, communications, and entertainment and media stocks. Exodus Communications, which designs and operates Websites for other companies, had very strong performance as its business grew even faster than the Internet itself. Another strong Internet-related stock was DoubleClick, which delivers advertising on the Web. It benefited as advertising on the Internet climbed. Nextel Communications gained as wireless penetration in the United States increased. In media and entertainment, Westwood One, which owns a group of radio stations, had strong performance. It successfully integrated its acquisition of the Metro One stations it acquired. Most of my disappointments have less to do with what the fund owned than what the fund didn't own. I didn't own enough of Xilinx, a semiconductor company that we sold, or America Online. In the case of America Online, we were concerned about its very high stock valuation.

Q. WHAT IS YOUR OUTLOOK?

A. We have come through a period in which a few powerful technology stocks dominated performance in the mid-cap market. At this point, I am concerned about high stock valuations in technology. If the market hits a bump in this sector, it will hurt. I am watching for any signs of weakness in the sector and thinking about other industries in which to invest. I have been careful to keep the fund diversified and prepared for the possibility that market trends could shift.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: long-term growth of
capital by investing mainly
in equity securities of
companies with
medium-sized market
capitalizations

START DATE: February 20, 1996

SIZE: as of November 30,
1999, more than $733 million

MANAGER: David Felman,
since August 1999; joined
Fidelity in 1993

DAVID FELMAN ON HIS
INVESTMENT STYLE:

"In evaluating a company I look at
three things: fundamentals, industry
trends and valuations. In
examining fundamentals, I look at a
company's growth, unit sales,
pricing and costs. I want to find
where there are signs of
acceleration, and where there are
signs of deterioration. Looking at
industry trends, I am interested in
where the industry is going and
where the individual company fits
into the trend. Valuation is
important because I want to make
sure I am paying a reasonable
price, even if the fundamentals
are great and the industry trends are
strong. I pay attention to data
such as price-to-earnings ratios,
price-to-sales ratios and free cash
flow. I also look at historical
trends and the stock's price
relative to industry peers.

"In deciding whether to sell a stock,
I consider factors such as
deterioration in the business
environment, a less optimistic
near-term outlook, an extremely
high stock price or lack of
execution of the business plan by
management."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Nextel Communications, Inc.     2.4                      0.0
Class A

VERITAS Software Corp.          2.2                      0.5

Citrix Systems, Inc.            1.4                      0.0

Legato Systems, Inc.            1.3                      0.6

Kopin Corp.                     1.3                      0.0

National Semiconductor Corp.    1.1                      0.0

Biogen, Inc.                    1.1                      0.0

Siebel Systems, Inc.            1.0                      0.2

PE Corp. - Biosystems Group     1.0                      0.7

DoubleClick, Inc.               1.0                      0.0

                                13.8                     2.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

TECHNOLOGY                      33.4                     14.8

HEALTH                          11.9                     7.3

UTILITIES                       10.8                     7.6

ENERGY                          9.9                      7.1

FINANCE                         9.7                      9.4



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                     AS OF MAY 31, 1999 **

Stocks                          97.9%                         Stocks                             95.2%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 2.1%                         Net Other Assets                    4.8%

* FOREIGN INVESTMENTS            6.0%                         ** FOREIGN INVESTMENTS              1.2%

Row: 1, Col: 1, Value: 97.90000000000001                      Row: 1, Col: 1, Value: 95.2
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.1                                    Row: 1, Col: 8, Value: 4.8





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 97.9%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.9%

AEROSPACE & DEFENSE - 0.5%

Orbital Sciences Corp. (a)        224,000                    $ 3,108,000

SHIP BUILDING & REPAIR - 0.4%

General Dynamics Corp.            30,600                      1,577,813

Newport News Shipbuilding,        46,210                      1,524,930
Inc.

                                                              3,102,743

TOTAL AEROSPACE & DEFENSE                                     6,210,743

BASIC INDUSTRIES - 0.8%

CHEMICALS & PLASTICS - 0.2%

H. B. Fuller Co.                  21,100                      1,149,950

METALS & MINING - 0.3%

CommScope, Inc. (a)               50,400                      2,123,100

PACKAGING & CONTAINERS - 0.1%

Corning, Inc.                     9,300                       871,294

PAPER & FOREST PRODUCTS - 0.2%

Bowater, Inc.                     27,200                      1,332,800

TOTAL BASIC INDUSTRIES                                        5,477,144

CONSTRUCTION & REAL ESTATE -
1.3%

CONSTRUCTION - 0.2%

Centex Corp.                      52,350                      1,243,313

ENGINEERING - 1.1%

DSP Group, Inc. (a)               47,500                      3,304,219

Dycom Industries, Inc. (a)        39,600                      1,593,900

PerkinElmer, Inc.                 87,900                      3,614,888

                                                              8,513,007

TOTAL CONSTRUCTION & REAL                                     9,756,320
ESTATE

DURABLES - 2.4%

AUTOS, TIRES, & ACCESSORIES -
0.9%

Barrett Resources Corp. (a)       94,400                      2,507,500

Danaher Corp.                     20,200                      992,325

Federal-Mogul Corp.               44,950                      1,002,947

SPX Corp. (a)                     26,855                      2,000,698

                                                              6,503,470

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

DURABLES - CONTINUED

HOME FURNISHINGS - 0.2%

Leggett & Platt, Inc.             63,000                     $ 1,350,563

TEXTILES & APPAREL - 1.3%

Jones Apparel Group, Inc. (a)     134,100                     3,578,794

Liz Claiborne, Inc.               41,420                      1,550,661

Nautica Enterprises, Inc. (a)     145,600                     1,911,000

Polymer Group, Inc.               70,480                      1,325,905

WestPoint Stevens, Inc. Class     78,600                      1,650,600
A

                                                              10,016,960

TOTAL DURABLES                                                17,870,993

ENERGY - 9.9%

ENERGY SERVICES - 3.5%

BJ Services Co. (a)               121,700                     4,244,288

ENSCO International, Inc.         197,100                     3,954,319

Global Marine, Inc. (a)           69,700                      1,067,281

Halliburton Co.                   95,400                      3,690,788

Nabors Industries, Inc. (a)       133,100                     3,535,469

Noble Drilling Corp. (a)          72,400                      2,018,150

Plains Energy Services Ltd.       25,700                      139,428
(a)

Schlumberger Ltd.                 18,400                      1,105,150

Tidewater, Inc.                   80,800                      2,580,550

Transocean Offshore, Inc.         57,700                      1,626,419

Weatherford International,        55,800                      1,949,513
Inc. (a)

                                                              25,911,355

OIL & GAS - 6.4%

Anadarko Petroleum Corp.          89,800                      2,705,225

Apache Corp.                      190,200                     6,811,538

Cooper Cameron Corp. (a)          16,300                      698,863

EOG Resources, Inc.               136,800                     2,530,800

Kerr-McGee Corp.                  46,627                      2,669,396

Noble Affiliates, Inc.            48,700                      1,071,400

Nuevo Energy Co. (a)              172,420                     2,661,734

Ocean Energy, Inc. (a)            208,700                     1,591,338

Santa Fe Snyder Corp. (a)         663,635                     5,309,080

Sunoco, Inc.                      67,100                      1,715,244

Tesoro Petroleum Corp. (a)        86,800                      1,041,600

The Coastal Corp.                 35,100                      1,237,275

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Tosco Corp.                       266,700                    $ 7,217,569

Ultramar Diamond Shamrock         96,100                      2,432,531
Corp.

USX-Marathon Group                48,900                      1,292,794

Vastar Resources, Inc.            107,600                     6,025,600

                                                              47,011,987

TOTAL ENERGY                                                  72,923,342

FINANCE - 9.7%

BANKS - 2.2%

First Security Corp.              60,200                      1,693,125

Marshall & Ilsley Corp.           71,500                      4,786,031

Northern Trust Corp.              25,100                      2,429,994

Westamerica Bancorp.              58,200                      1,829,663

Zions Bancorp                     78,400                      5,061,700

                                                              15,800,513

CREDIT & OTHER FINANCE - 0.7%

Associates First Capital          93,900                      3,122,175
Corp. Class A

Providian Financial Corp.         30,150                      2,385,619

                                                              5,507,794

FEDERAL SPONSORED CREDIT - 0.5%

Fannie Mae                        36,700                      2,445,138

Freddie Mac                       19,600                      967,750

                                                              3,412,888

INSURANCE - 5.8%

AFLAC, Inc.                       48,400                      2,317,150

Allmerica Financial Corp.         76,400                      4,216,325

Ambac Financial Group, Inc.       100,000                     5,450,000

American General Corp.            27,500                      2,016,094

CIGNA Corp.                       38,450                      3,162,513

Financial Security Assurance      31,360                      1,656,200
Holdings Ltd.

Hartford Financial Services       33,700                      1,573,369
Group, Inc.

Hartford Life, Inc. Class A       33,700                      1,508,075

Jefferson-Pilot Corp.             23,500                      1,595,063

Lincoln National Corp.            38,100                      1,588,294

MBIA, Inc.                        62,200                      3,110,000

Protective Life Corp.             137,400                     4,396,800

Reliastar Financial Corp.         150,984                     6,567,804

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

FINANCE - CONTINUED

INSURANCE - CONTINUED

The Chubb Corp.                   27,800                     $ 1,489,038

Torchmark Corp.                   60,800                      1,930,400

                                                              42,577,125

SAVINGS & LOANS - 0.3%

Golden West Financial Corp.       23,500                      2,372,031

SECURITIES INDUSTRY - 0.2%

Daiwa Securities Co. Ltd.         92,000                      1,314,801

TOTAL FINANCE                                                 70,985,152

HEALTH - 11.9%

DRUGS & PHARMACEUTICALS - 10.2%

Allergan, Inc.                    26,300                      2,587,263

Alpharma, Inc. Class A            77,900                      2,492,800

Aviron (a)                        29,500                      473,844

Biogen, Inc. (a)                  107,500                     7,854,219

Biovail Corp. International       55,000                      3,828,665
(a)

Celgene Corp. (a)                 23,000                      1,374,250

Cephalon, Inc. (a)                302,800                     6,737,300

Chiron Corp. (a)                  73,000                      2,395,313

COR Therapeutics, Inc. (a)        64,800                      1,279,800

CV Therapeutics, Inc. (a)         56,725                      982,052

Cytyc Corp. (a)                   55,000                      2,399,375

Forest Laboratories, Inc. (a)     100,400                     5,139,225

Genentech, Inc.                   45,200                      3,881,550

Genzyme Corp. - General           14,900                      536,400
Division

Gilead Sciences, Inc. (a)         77,290                      3,709,920

Human Genome Sciences, Inc.       12,700                      1,422,400
(a)

IDEC Pharmaceuticals Corp. (a)    42,670                      5,408,423

Medimmune, Inc. (a)               51,190                      6,152,398

Millennium Pharmaceuticals,       22,300                      2,170,766
Inc. (a)

QLT PhotoTherapeutics, Inc.       119,930                     5,367,815
(a)

Sangstat Medical Corp. (a)        32,500                      765,781

Sepracor, Inc. (a)                65,600                      6,371,400

ViroPharma, Inc. (a)              62,500                      1,531,250

                                                              74,862,209

MEDICAL EQUIPMENT & SUPPLIES
- 1.2%

Millipore Corp.                   40,400                      1,325,625

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

MiniMed, Inc. (a)                 14,800                     $ 1,085,950

Pall Corp.                        66,100                      1,549,219

Stryker Corp.                     24,300                      1,383,581

Sybron International, Inc. (a)    132,700                     3,259,444

                                                              8,603,819

MEDICAL FACILITIES MANAGEMENT
- 0.5%

Advance Paradigm, Inc. (a)        17,200                      683,700

Medquist, Inc. (a)                21,400                      609,900

Syncor International Corp. (a)    43,370                      1,217,071

Trigon Healthcare, Inc. (a)       19,100                      562,256

Wellpoint Health Networks,        16,800                      967,050
Inc. (a)

                                                              4,039,977

TOTAL HEALTH                                                  87,506,005

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.6%

ELECTRICAL EQUIPMENT - 1.6%

Adaptive Broadband Corp. (a)      20,120                      799,770

California Amplifier, Inc. (a)    9,300                       218,986

L.M. Ericsson Telefon AB          94,800                      4,568,175
sponsored ADR

Research in Motion Ltd. (a)       117,570                     6,059,487

                                                              11,646,418

MEDIA & LEISURE - 7.5%

BROADCASTING - 5.6%

Adelphia Communications Corp.     84,300                      4,741,875
Class A (a)

AT&T Corp. - Liberty Media        93,024                      3,889,566
Group Class A (a)

Cablevision Systems Corp.         17,900                      1,227,269
Class A (a)

Clear Channel Communications,     0                           32
Inc. (a)

Cox Communications, Inc.          44,100                      2,072,700
Class A (a)

EchoStar Communications Corp.     25,400                      1,677,988
Class A (a)

Emmis Communications Corp.        10,100                      818,100
Class A (a)

Insight Communications, Inc.      208,100                     5,150,475

Radio One, Inc.                   70,000                      4,423,125

Univision Communications,         77,800                      6,807,500
Inc. Class A (a)

USA Networks, Inc. (a)            52,740                      2,109,600

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Westwood One, Inc. (a)            127,930                    $ 7,323,993

Young Broadcasting, Inc.          25,200                      1,012,725
Class A (a)

                                                              41,254,948

ENTERTAINMENT - 1.0%

Cinar Films, Inc. Class B         23,900                      327,131
sub. vtg. (a)

Pixar (a)                         24,300                      1,020,600

Premier Parks, Inc. (a)           238,400                     5,960,000

                                                              7,307,731

LEISURE DURABLES & TOYS - 0.6%

Harley-Davidson, Inc.             72,000                      4,392,000

RESTAURANTS - 0.3%

Jack in the Box, Inc. (a)         25,900                      545,519

Papa John's International,        45,300                      1,626,553
Inc. (a)

                                                              2,172,072

TOTAL MEDIA & LEISURE                                         55,126,751

NONDURABLES - 1.9%

BEVERAGES - 0.7%

Adolph Coors Co. Class B          90,200                      4,487,450

Canandaigua Brands, Inc.          11,600                      617,700
Class A (a)

                                                              5,105,150

FOODS - 1.2%

Earthgrains Co.                   61,300                      1,111,063

Flowers Industries, Inc.          67,000                      1,097,125

Keebler Foods Co. (a)             102,300                     2,819,644

Nabisco Group Holdings Corp.      349,700                     4,043,406

                                                              9,071,238

TOTAL NONDURABLES                                             14,176,388

PRECIOUS METALS - 0.9%

Agnico-Eagle Mines Ltd.           94,200                      699,505

Barrick Gold Corp.                31,200                      560,694

Kinross Gold Corp. (a)            252,000                     521,226

Newmont Mining Corp.              49,200                      1,165,425

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

PRECIOUS METALS - CONTINUED

Placer Dome, Inc.                 53,600                     $ 608,843

Stillwater Mining Co. (a)         110,500                     2,679,625

                                                              6,235,318

RETAIL & WHOLESALE - 2.6%

APPAREL STORES - 0.4%

Abercrombie & Fitch Co. Class     16,870                      546,166
A (a)

AnnTaylor Stores Corp. (a)        54,800                      2,366,675

                                                              2,912,841

GENERAL MERCHANDISE STORES -
1.3%

Costco Wholesale Corp. (a)        50,500                      4,630,219

Dollar Tree Stores, Inc. (a)      110,775                     4,957,181

Hot Topic, Inc. (a)               3,000                       132,563

                                                              9,719,963

GROCERY STORES - 0.4%

U.S. Foodservice (a)              133,520                     2,420,050

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.5%

Bed Bath & Beyond, Inc. (a)       22,100                      690,625

Tandy Corp.                       17,000                      1,302,625

Tiffany & Co., Inc.               22,700                      1,759,250

                                                              3,752,500

TOTAL RETAIL & WHOLESALE                                      18,805,354

SERVICES - 2.0%

ADVERTISING - 1.6%

DoubleClick, Inc. (a)             46,350                      7,418,897

Omnicom Group, Inc.               22,600                      1,991,625

Outdoor Systems, Inc. (a)         61,700                      2,745,650

                                                              12,156,172

SERVICES - 0.4%

Cintas Corp.                      18,400                      845,250

True North Communications         47,700                      1,899,056

                                                              2,744,306

TOTAL SERVICES                                                14,900,478

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - 33.4%

COMMUNICATIONS EQUIPMENT - 2.5%

Advanced Fibre                    43,000                     $ 1,195,938
Communications, Inc. (a)

Digital Island, Inc.              9,240                       431,970

Ditech Communications Corp.       6,300                       652,050

Globalstar Telecommunications     287,700                     6,904,800
Ltd. (a)

InterVoice, Inc. (a)              26,100                      393,131

Jabil Circuit, Inc. (a)           98,300                      6,285,056

Natural MicroSystems Corp. (a)    59,800                      2,190,175

                                                              18,053,120

COMPUTER SERVICES & SOFTWARE
- 16.0%

Affiliated Computer Services,     36,000                      1,347,750
Inc. Class A (a)

Affymetrix, Inc. (a)              5,800                       568,400

Amdocs Ltd. (a)                   65,900                      2,318,856

At Home Corp. Series A (a)        48,344                      2,344,684

AVT Corp. (a)                     38,600                      1,551,238

BEA Systems, Inc. (a)             20,300                      1,649,375

Cadence Design Systems, Inc.      157,100                     2,788,525
(a)

Citrix Systems, Inc. (a)          106,900                     10,142,138

Cognos, Inc. (a)                  46,900                      1,582,310

DST Systems, Inc. (a)             41,100                      2,586,731

Electronic Arts, Inc. (a)         51,400                      5,390,575

Electronics for Imaging, Inc.     63,500                      2,829,719
(a)

Exchange Applications, Inc.       30,220                      1,835,865

Exodus Communications, Inc.       63,100                      6,802,969
(a)

F5 Networks, Inc.                 15,600                      1,764,750

Healtheon/Web Maryland Corp.      16,900                      767,894

Inet Technologies, Inc.           33,200                      2,008,600

Integral Systems, Inc. (a)        49,800                      1,992,000

Interleaf, Inc. (a)               15,800                      579,663

Internap Network Services         11,000                      1,036,750
Corp.

InterVU, Inc. (a)                 33,000                      2,054,250

Intuit, Inc. (a)                  95,880                      4,794,000

J.D. Edwards & Co. (a)            6,200                       182,900

Legato Systems, Inc. (a)          143,200                     9,670,475

Metasolv Software, Inc.           28,500                      1,758,094

NCR Corp. (a)                     34,600                      1,135,313

Networks Associates, Inc. (a)     66,200                      1,671,550

NetZero, Inc. (a)                 42,600                      905,250

Peregrine Systems, Inc. (a)       40,700                      2,849,000

Puma Technology, Inc. (a)         18,100                      905,000

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Redback Networks, Inc.            3,600                      $ 503,775

SalesLogix Corp.                  59,660                      1,715,225

Siebel Systems, Inc. (a)          108,756                     7,626,515

Software.com, Inc.                10,300                      999,744

Sykes Enterprises, Inc. (a)       33,200                      1,325,925

Synopsys, Inc. (a)                17,100                      1,237,613

Technology Solutions, Inc. (a)    100                         2,738

Unisys Corp. (a)                  43,700                      1,256,375

VERITAS Software Corp. (a)        177,700                     16,270,656

Vignette Corp. (a)                21,800                      4,509,875

Visual Networks, Inc. (a)         22,200                      1,309,800

Vitria Technology, Inc. (a)       200                         19,963

Whittman-Hart, Inc. (a)           21,000                      1,290,188

Zi Corp. (a)                      101,300                     1,528,499

                                                              117,411,515

COMPUTERS & OFFICE EQUIPMENT
- 5.4%

Adaptec, Inc. (a)                 60,105                      3,238,157

Apple Computer, Inc. (a)          34,700                      3,396,263

Comverse Technology, Inc. (a)     50,555                      6,110,836

Concurrent Computer Corp. (a)     101,000                     1,313,000

FileNET Corp. (a)                 98,500                      1,970,000

Fujitsu Support & Service,        4,900                       2,065,281
Inc.

Gadzoox Networks, Inc.            39,342                      3,108,018

Gateway, Inc. (a)                 51,800                      3,956,225

Kronos, Inc. (a)                  35,400                      1,836,375

Lexmark International Group,      16,800                      1,394,400
Inc. Class A (a)

Maxtor Corp. (a)                  178,600                     1,082,763

Pitney Bowes, Inc.                16,400                      786,175

Quantum Corp.:

(DLT & Storage Systems  (a))      90,100                      1,419,075

(Hard Disk Drive  (a))            227,650                     1,565,094

RadiSys Corp. (a)                 25,050                      1,124,119

Safeguard Scientifics, Inc.       14,900                      1,655,763
(a)

ScanSource, Inc. (a)              18,700                      723,456

Seagate Technology, Inc. (a)      30,900                      1,143,300

Symbol Technologies, Inc.         38,500                      1,835,969

                                                              39,724,269

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS - 2.3%

Agilent Technologies, Inc.        85,500                     $ 3,607,031

Catapult Communications Corp.     106,800                     2,075,925

Credence Systems Corp. (a)        20,000                      1,158,750

Novellus Systems, Inc. (a)        20,200                      1,658,925

PE Corp. - Biosystems Group       93,300                      7,615,613

Teradyne, Inc. (a)                16,600                      723,138

                                                              16,839,382

ELECTRONICS - 7.0%

Altera Corp. (a)                  130,600                     7,036,075

Amphenol Corp. Class A (a)        26,300                      1,796,619

Analog Devices, Inc. (a)          52,200                      2,998,238

Celestica, Inc. (sub. vtg.)       8,300                       574,122
(a)

Conexant Systems, Inc. (a)        17,400                      1,030,950

Cree Research, Inc. (a)           46,100                      2,633,463

Cypress Semiconductor Corp.       119,100                     3,245,475
(a)

E Tek Dynamics, Inc.              9,600                       720,000

Flextronics International         5,800                       481,038
Ltd. (a)

JDS Uniphase Corp. (a)            6,900                       1,578,375

Kopin Corp. (a)                   145,800                     9,477,000

Linear Technology Corp.           29,100                      2,067,919

Maxim Integrated Products,        26,900                      2,160,406
Inc. (a)

Micron Technology, Inc. (a)       18,500                      1,241,813

National Semiconductor Corp.      187,100                     7,951,750
(a)

QLogic Corp. (a)                  13,810                      1,562,256

Three-Five Systems, Inc. (a)      32,900                      1,398,250

Toko, Inc.                        266,000                     1,178,514

Vitesse Semiconductor Corp.       46,100                      2,077,381
(a)

                                                              51,209,644

PHOTOGRAPHIC EQUIPMENT - 0.2%

In Focus Systems, Inc. (a)        66,600                      1,390,275

TOTAL TECHNOLOGY                                              244,628,205

TRANSPORTATION - 0.3%

TRUCKING & FREIGHT - 0.3%

Circle International Group,       96,300                      2,335,275
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UTILITIES - 10.8%

CELLULAR - 5.9%

ALLTEL Corp.                      20,700                     $ 1,790,550

Mannesmann AG (Reg.)              20,600                      4,344,364

Microcell Telecommunications,     53,900                      1,518,747
Inc. Class B (a)

Nextel Communications, Inc.       178,100                     17,654,139
Class A (a)

QUALCOMM, Inc. (a)                17,280                      6,260,760

Telephone & Data Systems,         45,500                      6,060,031
Inc.

VoiceStream Wireless Corp. (a)    21,300                      1,964,925

Western Wireless Corp. Class A    58,850                      3,446,403

Wireless Facilities, Inc.         8,900                       480,600

                                                              43,520,519

ELECTRIC UTILITY - 2.3%

AES Corp. (a)                     64,600                      3,742,763

Calpine Corp. (a)                 112,060                     6,611,540

CMS Energy Corp.                  55,100                      1,832,075

Entergy Corp.                     60,400                      1,664,775

Illinova Corp.                    31,700                      1,018,363

IPALCO Enterprises, Inc.          89,400                      1,614,788

PG&E Corp.                        23,700                      530,288

                                                              17,014,592

GAS - 0.8%

Columbia Energy Group             3,100                       194,525

Dynegy, Inc.                      86,300                      1,941,750

Enron Corp.                       38,500                      1,465,406

Kinder Morgan, Inc.               109,800                     2,230,313

                                                              5,831,994

TELEPHONE SERVICES - 1.8%

Commonwealth Telephone            51,700                      3,053,531
Enterprises, Inc. (a)

Global Crossing Ltd. (a)          25,600                      1,116,800

Illuminet Holdings, Inc.          21,400                      1,123,500

MCI WorldCom, Inc. (a)            18,268                      1,510,520

Metromedia Fiber Network,         5,000                       193,750
Inc. Class A (a)

Qwest Communications              57,900                      1,979,456
International, Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

RCN Corp. (a)                     7,800                      $ 351,975

WinStar Communications, Inc.      69,985                      3,551,739
(a)

                                                              12,881,271

TOTAL UTILITIES                                               79,248,376

TOTAL COMMON STOCKS                                           717,832,262
(Cost $596,189,379)

CASH EQUIVALENTS - 6.8%



Central Cash Collateral Fund,     21,118,500                  21,118,500
5.69% (b)

Taxable Central Cash Fund,        29,081,304                  29,081,304
5.34% (b)

TOTAL CASH EQUIVALENTS                                        50,199,804
(Cost $50,199,804)

TOTAL INVESTMENT PORTFOLIO -                                  768,032,066
104.7%
(Cost $646,389,183)

NET OTHER ASSETS - (4.7)%                                     (34,785,717)

NET ASSETS - 100%                                            $ 733,246,349

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $650,030,205. Net unrealized appreciation aggregated $118,001,861, of which $152,755,514 related to appreciated investment securities and $34,753,653 related to depreciated investment securities.

The fund hereby designates approximately $26,397,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         NOVEMBER 30, 1999

ASSETS

Investment in securities, at                 $ 768,032,066
value (cost $646,389,183) -
See accompanying schedule

Cash                                          1,596,434

Foreign currency held at                      879,736
value (cost $879,745)

Receivable for investments                    3,007,861
sold

Receivable for fund shares                    1,882,742
sold

Dividends receivable                          255,594

Interest receivable                           180,981

Other receivables                             109,604

 TOTAL ASSETS                                 775,945,018

LIABILITIES

Payable for investments        $ 14,100,472
purchased

Payable for fund shares         6,564,127
redeemed

Accrued management fee          347,120

Distribution fees payable       336,537

Other payables and accrued      231,913
expenses

Collateral on securities        21,118,500
loaned, at value

 TOTAL LIABILITIES                            42,698,669

NET ASSETS                                   $ 733,246,349

Net Assets consist of:

Paid in capital                              $ 531,898,923

Accumulated undistributed net                 79,726,105
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   121,621,321
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                   $ 733,246,349

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                        NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $17.12
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($25,834,412 (divided by)
1,509,272 shares)

Maximum offering price per         $18.16
share (100/94.25 of $17.12)

CLASS T: NET ASSET VALUE and       $17.19
redemption price per share
($504,586,262 (divided by)
29,349,232 shares)

Maximum offering price per         $17.81
share (100/96.50 of $17.19)

CLASS B: NET ASSET VALUE and       $16.93
offering price per share
($117,224,239 (divided by)
6,924,677 shares) A

CLASS C: NET ASSET VALUE and       $16.97
offering price per share
($36,591,747 (divided by)
2,156,246 shares) A

INSTITUTIONAL CLASS: NET           $17.28
ASSET VALUE, offering price
and redemption price   per
share ($49,009,689 (divided
by) 2,836,895 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                             YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                             $ 3,221,616
Dividends

Interest                                       1,669,361

Security lending                               53,026

 TOTAL INCOME                                  4,944,003

EXPENSES

Management fee                   $ 3,492,278

Transfer agent fees               1,401,320

Distribution fees                 3,320,951

Accounting and security           260,491
lending fees

Non-interested trustees'          1,755
compensation

Custodian fees and expenses       54,310

Registration fees                 122,760

Audit                             29,530

 Total expenses before            8,683,395
reductions

 Expense reductions               (103,414)    8,579,981

NET INVESTMENT INCOME (LOSS)                   (3,635,978)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            86,537,915

 Foreign currency transactions    14,415       86,552,330

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            67,220,946

 Assets and liabilities in        (21,289)     67,199,657
foreign currencies

NET GAIN (LOSS)                                153,751,987

NET INCREASE (DECREASE) IN                    $ 150,116,009
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (3,635,978)                 $ (2,650,445)
income (loss)

 Net realized gain (loss)       86,552,330                    21,447,832

 Change in net unrealized       67,199,657                    16,594,090
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     150,116,009                   35,391,477
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (15,537,241)                  (43,421,664)
from net realized gains

Share transactions - net        90,831,221                    94,908,223
increase (decrease)

  TOTAL INCREASE (DECREASE)     225,409,989                   86,878,036
IN NET ASSETS

NET ASSETS

 Beginning of period            507,836,360                   420,958,324

 End of period                 $ 733,246,349                 $ 507,836,360


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999      1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.71   $ 14.04   $ 11.70   $ 10.74
period

Income from Investment
Operations

Net investment income (loss) D    (.05)     (.05)     (.09)     (.01)

Net realized and unrealized       3.92      1.17      2.64      .97
gain (loss)

Total from investment             3.87      1.12      2.55      .96
operations

Less Distributions

From net realized gain            (.46)     (1.45)    (.21)     -

Net asset value, end of period   $ 17.12   $ 13.71   $ 14.04   $ 11.70

TOTAL RETURN B, C                 29.17%    9.07%     22.24%    8.94%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 25,834  $ 11,340  $ 4,670   $ 1,239
(000 omitted)

Ratio of expenses to average      1.17%     1.30%     1.62% F   1.56% A, F
net assets

Ratio of expenses to average      1.16% G   1.27% G   1.58% G   1.56% A
net assets after expense
reductions

Ratio of net investment           (.33)%    (.36)%    (.71)%    (.33)% A
income (loss) to  average
net assets

Portfolio turnover                163%      139%      208%      101% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999       1998       1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.75    $ 14.09    $ 11.70    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.08)      (.07)      (.07)      (.03)

Net realized and unrealized       3.94       1.17       2.64       1.73
gain (loss)

Total from investment             3.86       1.10       2.57       1.70
operations

Less Distributions

From net realized gain            (.42)      (1.44)     (.18)      -

Net asset value, end of period   $ 17.19    $ 13.75    $ 14.09    $ 11.70

TOTAL RETURN B, C                 28.93%     8.87%      22.35%     17.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 504,586  $ 367,035  $ 326,642  $ 187,040
(000 omitted)

Ratio of expenses to average      1.39%      1.42%      1.48%      1.60% A
net assets

Ratio of expenses to average      1.37% F    1.39% F    1.44% F    1.60% A
net assets after expense
reductions

Ratio of net investment           (.55)%     (.51)%     (.53)%     (.37)% A
income (loss) to  average
net assets

Portfolio turnover                163%       139%       208%       101% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1996.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999       1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.58    $ 13.94   $ 11.61   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.16)      (.14)     (.14)     (.10)

Net realized and unrealized       3.90       1.17      2.62      1.71
gain (loss)

Total from investment             3.74       1.03      2.48      1.61
operations

Less Distributions

From net realized gain            (.39)      (1.39)    (.15)     -

Net asset value, end of period   $ 16.93    $ 13.58   $ 13.94   $ 11.61

TOTAL RETURN B, C                 28.32%     8.38%     21.67%    16.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 117,224  $ 82,317  $ 58,758  $ 32,727
(000 omitted)

Ratio of expenses to average      1.91%      1.94%     2.03%     2.38% A
net assets

Ratio of expenses to average      1.89% F    1.91% F   1.98% F   2.37% A, F
net assets after expense
reductions

Ratio of net investment           (1.07)%    (1.02)%   (1.08)%   (1.14)% A
income (loss) to  average
net assets

Portfolio turnover                163%       139%      208%      101% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1996.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.64   $ 14.08   $ 14.16
period

Income from Investment
Operations

Net investment income (loss) D    (.16)     (.15)     (.01)

Net realized and unrealized       3.90      1.15      (.07)
gain (loss)

Total from investment             3.74      1.00      (.08)
operations

Less Distributions

From net realized gain            (.41)     (1.44)    -

Net asset value, end of period   $ 16.97   $ 13.64   $ 14.08

TOTAL RETURN B, C                 28.24%    8.09%     (0.56)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 36,592  $ 12,593  $ 345
(000 omitted)

Ratio of expenses to average      1.91%     2.15% F   2.50% A, F
net assets

Ratio of expenses to average      1.90% G   2.11% G   2.40% A, G
net assets after  expense
reductions

Ratio of net investment           (1.07)%   (1.16)%   (1.07)% A
income (loss) to  average
net assets

Portfolio turnover                163%      139%      208%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999      1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.82   $ 14.12   $ 11.70   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.00)     .01       .01       (.02)

Net realized and unrealized       3.95      1.18      2.63      1.72
gain (loss)

Total from investment             3.95      1.19      2.64      1.70
operations

Less Distributions

From net realized gain            (.49)     (1.49)    (.22)     -

Net asset value, end of period   $ 17.28   $ 13.82   $ 14.12   $ 11.70

TOTAL RETURN B, C                 29.59%    9.60%     23.04%    17.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 49,010  $ 34,551  $ 30,542  $ 3,600
(000 omitted)

Ratio of expenses to average      .86%      .87%      .91%      1.50% A, F
net assets

Ratio of expenses to average      .84% G    .84% G    .84% G    1.50% A
net assets after expense
reductions

Ratio of net investment           (.02)%    .04%      .08%      (.27)% A
income (loss) to  average
net assets

Portfolio turnover                163%      139%      208%      101% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Mid Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,016,453,748 and $924,200,413, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 42,402     $ 27

CLASS T    2,123,605    37,879

CLASS B    933,263      700,294

CLASS C    221,681      144,059

          $ 3,320,951  $ 882,259


SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 133,241    $ 53,503

CLASS T    370,447      143,326

CLASS B    257,394      257,394*

CLASS C    9,558        9,558*

          $ 770,640    $ 463,781

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 45,043     .27

CLASS T                 982,625     .23

CLASS B                 231,973     .25

CLASS C                 56,667      .26

INSTITUTIONAL CLASS     85,012      .20

                       $ 1,401,320

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $61,652 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $19,605,231. The fund received cash collateral of $21,118,500 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $101,458 under this arrangement.

In addition, through an arrangement with the fund's custodian credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,956 under this arrangement.

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        YEARS ENDED NOVEMBER 30,

                        1999                      1998

FROM NET REALIZED GAIN

Class A                 $ 380,123                 $ 509,696

Class T                  11,172,328                33,726,237

Class B                  2,365,092                 5,942,258

Class C                  389,625                   66,029

Institutional Class      1,230,073                 3,177,444

Total                   $ 15,537,241              $ 43,421,664

8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

                                1999                     1998                     1999                     1998



CLASS A Shares sold              2,962,111                 605,274                 $ 48,121,357             $ 8,283,209

Reinvestment of distributions    27,137                   38,750                   362,550                  480,632

Shares redeemed                  (2,307,129)              (149,559)                (37,764,534)             (2,024,735)

Net increase (decrease)          682,119                  494,465                 $ 10,719,373             $ 6,739,106

CLASS T Shares sold              22,494,339               11,223,902              $ 352,225,906            $ 153,194,207

Reinvestment of distributions    782,801                  2,565,624                10,519,637               31,975,856

Shares redeemed                  (20,618,739)             (10,288,334)             (320,406,442)            (139,358,688)

Net increase (decrease)          2,658,401                3,501,192               $ 42,339,101             $ 45,811,375

CLASS B Shares sold              2,568,690                2,302,521               $ 39,269,276             $ 31,321,307

Reinvestment of distributions    148,162                  425,511                  1,970,339                5,260,655

Shares redeemed                  (1,852,174)              (882,420)                (27,126,558)             (11,531,684)

Net increase (decrease)          864,678                  1,845,612               $ 14,113,057             $ 25,050,278

CLASS C Shares sold              2,450,666                981,412                 $ 37,791,832             $ 13,382,594

Reinvestment of distributions    26,885                   4,909                    358,373                  61,138

Shares redeemed                  (1,244,811)              (87,336)                 (19,208,310)             (1,098,482)

Net increase (decrease)          1,232,740                898,985                 $ 18,941,895             $ 12,345,250

INSTITUTIONAL CLASS Shares       1,472,039                1,778,897               $ 22,609,330             $ 24,392,821
sold


Reinvestment of distributions    85,211                   239,320                  1,145,239                2,980,284

Shares redeemed                  (1,220,854)              (1,680,567)              (19,036,774)             (22,410,891)

Net increase (decrease)          336,396                  337,650                 $ 4,717,795              $ 4,962,214


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Mid Cap Fund as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998 and the financial highlights for each of the years in the three-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS

The Board of Trustees of Fidelity Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

          PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Class A   12/20/99 12/17/99    -         $1.20
          01/10/00 01/07/00    -         $.20
Class T   12/20/99 12/17/99    -         $1.15
          01/10/00 01/07/00    -         $.20
Class B   12/20/99 12/17/99    -         $1.10
          01/10/00 01/07/00    -         $.20
Class C   12/20/99 12/17/99    -         $1.13
          01/10/00 01/07/00    -         $.20

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 100%, 100%, 0% and 100% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Katherine Collins, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUND
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY ADVISOR
MID CAP
FUND - INSTITUTIONAL CLASS

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     6   The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            9   A summary of major shifts in
                                  the fund's investments over
                                  the last six months.

INVESTMENTS                   10  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          22  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets, as
                                  well as financial highlights.

NOTES                         31  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  39  The auditors' opinion.

DISTRIBUTIONS                 40

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR MID CAP FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV MID CAP - INST CL    29.59%       104.47%

S&P MidCap 400 (registered        21.37%       96.22%
trademark)

Mid-Cap Funds Average             35.28%       n/a

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 408 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds accordingly to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  LIFE OF FUND
1999

FIDELITY ADV MID CAP - INST CL  29.59%       20.84%

S&P MidCap 400                  21.37%       19.53%

Mid-Cap Funds Average           35.28%       n/a

AVERAGE ANNUAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Mid Cap -CL I            S&P MidCap 400
             00533                       SP004
  1996/02/20      10000.00                    10000.00
  1996/02/29      10180.00                    10122.33
  1996/03/31      10250.00                    10243.60
  1996/04/30      10750.00                    10556.44
  1996/05/31      11260.00                    10699.16
  1996/06/30      10770.00                    10538.56
  1996/07/31      10100.00                     9825.63
  1996/08/31      10780.00                    10392.28
  1996/09/30      11480.00                    10845.38
  1996/10/31      11180.00                    10876.94
  1996/11/30      11700.00                    11489.64
  1996/12/31      11571.96                    11502.39
  1997/01/31      11969.58                    11934.19
  1997/02/28      11755.48                    11836.09
  1997/03/31      11133.55                    11331.52
  1997/04/30      11449.61                    11625.34
  1997/05/31      12428.38                    12641.86
  1997/06/30      13101.29                    12996.97
  1997/07/31      14131.04                    14283.80
  1997/08/31      14110.65                    14266.52
  1997/09/30      14834.53                    15086.56
  1997/10/31      14161.63                    14430.14
  1997/11/30      14396.12                    14644.00
  1997/12/31      14818.42                    15212.33
  1998/01/31      14692.93                    14922.69
  1998/02/28      15925.91                    16159.03
  1998/03/31      16759.31                    16887.81
  1998/04/30      16702.22                    17196.01
  1998/05/31      16165.65                    16422.36
  1998/06/30      16656.56                    16525.99
  1998/07/31      16199.90                    15885.27
  1998/08/31      13243.05                    12928.39
  1998/09/30      13802.45                    14135.25
  1998/10/31      14829.93                    15398.52
  1998/11/30      15777.49                    16166.91
  1998/12/31      17050.84                    18120.19
  1999/01/31      17275.66                    17414.77
  1999/02/28      16340.88                    16502.94
  1999/03/31      17098.17                    16964.03
  1999/04/30      18281.44                    18302.15
  1999/05/31      18186.77                    18381.40
  1999/06/30      19334.54                    19365.72
  1999/07/31      18932.23                    18954.20
  1999/08/31      18955.90                    18304.45
  1999/09/30      18435.26                    17739.39
  1999/10/31      19299.04                    18643.39
  1999/11/30      20446.81                    19621.99
IMATRL PRASUN   SHR__CHT 19991130 19991214 170150 R00000000000049

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Institutional Class on February 20, 1996, when the fund started. As the chart shows, by November 30, 1999, the value of the investment would have grown to $20,447 - a 104.47% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,622 - a 96.22% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MID-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MID-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MID-CAP GROWTH FUND AVERAGES ARE 63.32% AND 63.32%, RESPECTIVELY; AND THE ONE YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MID-CAP SUPERGROUP AVERAGES ARE 36.93% AND 36.93%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000 (registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of David Felman)

NOTE TO SHAREHOLDERS: David Felman became Portfolio Manager of the Fidelity Advisor Mid Cap Fund on August 2, 1999.

Q. HOW DID THE FUND PERFORM, DAVID?

A. For the 12 months that ended on November 30, 1999, the fund's Class I shares returned 29.59%. During the same period, the Standard &
Poor's MidCap 400 Index returned 21.37% and the mid-cap funds average monitored by Lipper Inc. was up 35.28%.

Q. WHAT FACTORS AFFECTED PERFORMANCE?

A. These returns are consistent with the way the fund is managed, which is to be more aggressive than the S&P MidCap 400 index, but not as aggressive as many mid-cap funds that emphasize higher-risk stocks, especially in technology. During a period in which technology stocks did particularly well, it makes sense that the fund would trail the Lipper group while beating the S&P MidCap 400 index. The fund's performance relative to the index was helped by strong returns from media and leisure investments during the first half of the 12-month period and the healthy rally in technology stocks throughout the period.

Q. WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE PERIOD?

A. The fund's earlier emphasis on media and leisure stocks worked very well as heavy advertising budgets and strong consumer spending supported good stock performance in the sector. Later in the period, however, I reduced this sector's weightings as these stocks began to hit their target prices and rising interest rates raised concerns about consumer-related stocks in general. I also de-emphasized retail stocks because of my concern about the effects of higher interest rates. In addition, I added to the fund's position in technology and in health care, primarily in those biotechnology companies that have introduced a number of new products with tremendous success. Health care is one sector where demand is not likely to be affected by rising interest rates.

Q. WHAT WAS YOUR STRATEGY IN TECHNOLOGY, WHERE THE FUND'S RELATIVE WEIGHTING WENT FROM 14.8% TO 33.4% OF NET ASSETS OVER THE FINAL SIX MONTHS OF THE PERIOD?

A. I wanted to take advantage of the tremendous change taking place in the worldwide economy that is being driven by two trends - the growth in wireless communications and in the Internet. Wireless usage is increasing rapidly around the world and the Internet is changing the way we work, live and play. Those two trends together have created a tremendous driver for stock performance and I saw a need to increase investments in stocks that were benefiting. However, stock valuations are extremely high even for companies without significant revenues or earnings or, in some cases, with negative earnings. I wanted to participate in the opportunities, but be somewhat cautious about the stock prices I paid. I invested in companies such as Nextel, QUALCOMM and Comverse Technology that benefited from the strong demand for wireless technology. I also invested in companies such as VERITAS Software and Legato Systems that produce software for data-storage management systems. Finally, I increased the weighting in semiconductor companies providing equipment for networks.

Q. WHAT INVESTMENTS HELPED PERFORMANCE AND WHERE WERE YOU
DISAPPOINTED?

A. Many of the biggest winners were Internet, communications, and entertainment and media stocks. Exodus Communications, which designs and operates Websites for other companies, had very strong performance as its business grew even faster than the Internet itself. Another strong Internet-related stock was DoubleClick, which delivers advertising on the Web. It benefited as advertising on the Internet climbed. Nextel Communications gained as wireless penetration in the United States increased. In media and entertainment, Westwood One, which owns a group of radio stations, had strong performance. It successfully integrated its acquisition of the Metro One stations it acquired. Most of my disappointments have less to do with what the fund owned than what the fund didn't own. I didn't own enough of Xilinx, a semiconductor company that we sold, or America Online. In the case of America Online, we were concerned about its very high stock valuation.

Q. WHAT IS YOUR OUTLOOK?

A. We have come through a period in which a few powerful technology stocks dominated performance in the mid-cap market. At this point, I am concerned about high stock valuations in technology. If the market hits a bump in this sector, it will hurt. I am watching for any signs of weakness in the sector and thinking about other industries in which to invest. I have been careful to keep the fund diversified and prepared for the possibility that market trends could shift.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: long-term growth of
capital by investing mainly
in equity securities of
companies with
medium-sized market
capitalizations

START DATE: February 20, 1996

SIZE: as of November 30,
1999, more than $733 million

MANAGER: David Felman,
since August 1999; joined
Fidelity in 1993

DAVID FELMAN ON HIS
INVESTMENT STYLE:

"In evaluating a company I look at
three things: fundamentals, industry
trends and valuations. In
examining fundamentals, I look at a
company's growth, unit sales,
pricing and costs. I want to find
where there are signs of
acceleration, and where there are
signs of deterioration. Looking at
industry trends, I am interested in
where the industry is going and
where the individual company fits
into the trend. Valuation is
important because I want to make
sure I am paying a reasonable
price, even if the fundamentals
are great and the industry trends are
strong. I pay attention to data
such as price-to-earnings ratios,
price-to-sales ratios and free cash
flow. I also look at historical
trends and the stock's price
relative to industry peers.

"In deciding whether to sell a stock,
I consider factors such as
deterioration in the business
environment, a less optimistic
near-term outlook, an extremely
high stock price or lack of
execution of the business plan by
management."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Nextel Communications, Inc.     2.4                      0.0
Class A

VERITAS Software Corp.          2.2                      0.5

Citrix Systems, Inc.            1.4                      0.0

Legato Systems, Inc.            1.3                      0.6

Kopin Corp.                     1.3                      0.0

National Semiconductor Corp.    1.1                      0.0

Biogen, Inc.                    1.1                      0.0

Siebel Systems, Inc.            1.0                      0.2

PE Corp. - Biosystems Group     1.0                      0.7

DoubleClick, Inc.               1.0                      0.0

                                13.8                     2.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

TECHNOLOGY                      33.4                     14.8

HEALTH                          11.9                     7.3

UTILITIES                       10.8                     7.6

ENERGY                          9.9                      7.1

FINANCE                         9.7                      9.4



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                     AS OF MAY 31, 1999 **

Stocks                          97.9%                         Stocks                             95.2%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 2.1%                         Net Other Assets                    4.8%

* FOREIGN INVESTMENTS            6.0%                         ** FOREIGN INVESTMENTS              1.2%

Row: 1, Col: 1, Value: 97.90000000000001                      Row: 1, Col: 1, Value: 95.2
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.1                                    Row: 1, Col: 8, Value: 4.8





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 97.9%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.9%

AEROSPACE & DEFENSE - 0.5%

Orbital Sciences Corp. (a)        224,000                    $ 3,108,000

SHIP BUILDING & REPAIR - 0.4%

General Dynamics Corp.            30,600                      1,577,813

Newport News Shipbuilding,        46,210                      1,524,930
Inc.

                                                              3,102,743

TOTAL AEROSPACE & DEFENSE                                     6,210,743

BASIC INDUSTRIES - 0.8%

CHEMICALS & PLASTICS - 0.2%

H. B. Fuller Co.                  21,100                      1,149,950

METALS & MINING - 0.3%

CommScope, Inc. (a)               50,400                      2,123,100

PACKAGING & CONTAINERS - 0.1%

Corning, Inc.                     9,300                       871,294

PAPER & FOREST PRODUCTS - 0.2%

Bowater, Inc.                     27,200                      1,332,800

TOTAL BASIC INDUSTRIES                                        5,477,144

CONSTRUCTION & REAL ESTATE -
1.3%

CONSTRUCTION - 0.2%

Centex Corp.                      52,350                      1,243,313

ENGINEERING - 1.1%

DSP Group, Inc. (a)               47,500                      3,304,219

Dycom Industries, Inc. (a)        39,600                      1,593,900

PerkinElmer, Inc.                 87,900                      3,614,888

                                                              8,513,007

TOTAL CONSTRUCTION & REAL                                     9,756,320
ESTATE

DURABLES - 2.4%

AUTOS, TIRES, & ACCESSORIES -
0.9%

Barrett Resources Corp. (a)       94,400                      2,507,500

Danaher Corp.                     20,200                      992,325

Federal-Mogul Corp.               44,950                      1,002,947

SPX Corp. (a)                     26,855                      2,000,698

                                                              6,503,470

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

DURABLES - CONTINUED

HOME FURNISHINGS - 0.2%

Leggett & Platt, Inc.             63,000                     $ 1,350,563

TEXTILES & APPAREL - 1.3%

Jones Apparel Group, Inc. (a)     134,100                     3,578,794

Liz Claiborne, Inc.               41,420                      1,550,661

Nautica Enterprises, Inc. (a)     145,600                     1,911,000

Polymer Group, Inc.               70,480                      1,325,905

WestPoint Stevens, Inc. Class     78,600                      1,650,600
A

                                                              10,016,960

TOTAL DURABLES                                                17,870,993

ENERGY - 9.9%

ENERGY SERVICES - 3.5%

BJ Services Co. (a)               121,700                     4,244,288

ENSCO International, Inc.         197,100                     3,954,319

Global Marine, Inc. (a)           69,700                      1,067,281

Halliburton Co.                   95,400                      3,690,788

Nabors Industries, Inc. (a)       133,100                     3,535,469

Noble Drilling Corp. (a)          72,400                      2,018,150

Plains Energy Services Ltd.       25,700                      139,428
(a)

Schlumberger Ltd.                 18,400                      1,105,150

Tidewater, Inc.                   80,800                      2,580,550

Transocean Offshore, Inc.         57,700                      1,626,419

Weatherford International,        55,800                      1,949,513
Inc. (a)

                                                              25,911,355

OIL & GAS - 6.4%

Anadarko Petroleum Corp.          89,800                      2,705,225

Apache Corp.                      190,200                     6,811,538

Cooper Cameron Corp. (a)          16,300                      698,863

EOG Resources, Inc.               136,800                     2,530,800

Kerr-McGee Corp.                  46,627                      2,669,396

Noble Affiliates, Inc.            48,700                      1,071,400

Nuevo Energy Co. (a)              172,420                     2,661,734

Ocean Energy, Inc. (a)            208,700                     1,591,338

Santa Fe Snyder Corp. (a)         663,635                     5,309,080

Sunoco, Inc.                      67,100                      1,715,244

Tesoro Petroleum Corp. (a)        86,800                      1,041,600

The Coastal Corp.                 35,100                      1,237,275

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Tosco Corp.                       266,700                    $ 7,217,569

Ultramar Diamond Shamrock         96,100                      2,432,531
Corp.

USX-Marathon Group                48,900                      1,292,794

Vastar Resources, Inc.            107,600                     6,025,600

                                                              47,011,987

TOTAL ENERGY                                                  72,923,342

FINANCE - 9.7%

BANKS - 2.2%

First Security Corp.              60,200                      1,693,125

Marshall & Ilsley Corp.           71,500                      4,786,031

Northern Trust Corp.              25,100                      2,429,994

Westamerica Bancorp.              58,200                      1,829,663

Zions Bancorp                     78,400                      5,061,700

                                                              15,800,513

CREDIT & OTHER FINANCE - 0.7%

Associates First Capital          93,900                      3,122,175
Corp. Class A

Providian Financial Corp.         30,150                      2,385,619

                                                              5,507,794

FEDERAL SPONSORED CREDIT - 0.5%

Fannie Mae                        36,700                      2,445,138

Freddie Mac                       19,600                      967,750

                                                              3,412,888

INSURANCE - 5.8%

AFLAC, Inc.                       48,400                      2,317,150

Allmerica Financial Corp.         76,400                      4,216,325

Ambac Financial Group, Inc.       100,000                     5,450,000

American General Corp.            27,500                      2,016,094

CIGNA Corp.                       38,450                      3,162,513

Financial Security Assurance      31,360                      1,656,200
Holdings Ltd.

Hartford Financial Services       33,700                      1,573,369
Group, Inc.

Hartford Life, Inc. Class A       33,700                      1,508,075

Jefferson-Pilot Corp.             23,500                      1,595,063

Lincoln National Corp.            38,100                      1,588,294

MBIA, Inc.                        62,200                      3,110,000

Protective Life Corp.             137,400                     4,396,800

Reliastar Financial Corp.         150,984                     6,567,804

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

FINANCE - CONTINUED

INSURANCE - CONTINUED

The Chubb Corp.                   27,800                     $ 1,489,038

Torchmark Corp.                   60,800                      1,930,400

                                                              42,577,125

SAVINGS & LOANS - 0.3%

Golden West Financial Corp.       23,500                      2,372,031

SECURITIES INDUSTRY - 0.2%

Daiwa Securities Co. Ltd.         92,000                      1,314,801

TOTAL FINANCE                                                 70,985,152

HEALTH - 11.9%

DRUGS & PHARMACEUTICALS - 10.2%

Allergan, Inc.                    26,300                      2,587,263

Alpharma, Inc. Class A            77,900                      2,492,800

Aviron (a)                        29,500                      473,844

Biogen, Inc. (a)                  107,500                     7,854,219

Biovail Corp. International       55,000                      3,828,665
(a)

Celgene Corp. (a)                 23,000                      1,374,250

Cephalon, Inc. (a)                302,800                     6,737,300

Chiron Corp. (a)                  73,000                      2,395,313

COR Therapeutics, Inc. (a)        64,800                      1,279,800

CV Therapeutics, Inc. (a)         56,725                      982,052

Cytyc Corp. (a)                   55,000                      2,399,375

Forest Laboratories, Inc. (a)     100,400                     5,139,225

Genentech, Inc.                   45,200                      3,881,550

Genzyme Corp. - General           14,900                      536,400
Division

Gilead Sciences, Inc. (a)         77,290                      3,709,920

Human Genome Sciences, Inc.       12,700                      1,422,400
(a)

IDEC Pharmaceuticals Corp. (a)    42,670                      5,408,423

Medimmune, Inc. (a)               51,190                      6,152,398

Millennium Pharmaceuticals,       22,300                      2,170,766
Inc. (a)

QLT PhotoTherapeutics, Inc.       119,930                     5,367,815
(a)

Sangstat Medical Corp. (a)        32,500                      765,781

Sepracor, Inc. (a)                65,600                      6,371,400

ViroPharma, Inc. (a)              62,500                      1,531,250

                                                              74,862,209

MEDICAL EQUIPMENT & SUPPLIES
- 1.2%

Millipore Corp.                   40,400                      1,325,625

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

MiniMed, Inc. (a)                 14,800                     $ 1,085,950

Pall Corp.                        66,100                      1,549,219

Stryker Corp.                     24,300                      1,383,581

Sybron International, Inc. (a)    132,700                     3,259,444

                                                              8,603,819

MEDICAL FACILITIES MANAGEMENT
- 0.5%

Advance Paradigm, Inc. (a)        17,200                      683,700

Medquist, Inc. (a)                21,400                      609,900

Syncor International Corp. (a)    43,370                      1,217,071

Trigon Healthcare, Inc. (a)       19,100                      562,256

Wellpoint Health Networks,        16,800                      967,050
Inc. (a)

                                                              4,039,977

TOTAL HEALTH                                                  87,506,005

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.6%

ELECTRICAL EQUIPMENT - 1.6%

Adaptive Broadband Corp. (a)      20,120                      799,770

California Amplifier, Inc. (a)    9,300                       218,986

L.M. Ericsson Telefon AB          94,800                      4,568,175
sponsored ADR

Research in Motion Ltd. (a)       117,570                     6,059,487

                                                              11,646,418

MEDIA & LEISURE - 7.5%

BROADCASTING - 5.6%

Adelphia Communications Corp.     84,300                      4,741,875
Class A (a)

AT&T Corp. - Liberty Media        93,024                      3,889,566
Group Class A (a)

Cablevision Systems Corp.         17,900                      1,227,269
Class A (a)

Clear Channel Communications,     0                           32
Inc. (a)

Cox Communications, Inc.          44,100                      2,072,700
Class A (a)

EchoStar Communications Corp.     25,400                      1,677,988
Class A (a)

Emmis Communications Corp.        10,100                      818,100
Class A (a)

Insight Communications, Inc.      208,100                     5,150,475

Radio One, Inc.                   70,000                      4,423,125

Univision Communications,         77,800                      6,807,500
Inc. Class A (a)

USA Networks, Inc. (a)            52,740                      2,109,600

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Westwood One, Inc. (a)            127,930                    $ 7,323,993

Young Broadcasting, Inc.          25,200                      1,012,725
Class A (a)

                                                              41,254,948

ENTERTAINMENT - 1.0%

Cinar Films, Inc. Class B         23,900                      327,131
sub. vtg. (a)

Pixar (a)                         24,300                      1,020,600

Premier Parks, Inc. (a)           238,400                     5,960,000

                                                              7,307,731

LEISURE DURABLES & TOYS - 0.6%

Harley-Davidson, Inc.             72,000                      4,392,000

RESTAURANTS - 0.3%

Jack in the Box, Inc. (a)         25,900                      545,519

Papa John's International,        45,300                      1,626,553
Inc. (a)

                                                              2,172,072

TOTAL MEDIA & LEISURE                                         55,126,751

NONDURABLES - 1.9%

BEVERAGES - 0.7%

Adolph Coors Co. Class B          90,200                      4,487,450

Canandaigua Brands, Inc.          11,600                      617,700
Class A (a)

                                                              5,105,150

FOODS - 1.2%

Earthgrains Co.                   61,300                      1,111,063

Flowers Industries, Inc.          67,000                      1,097,125

Keebler Foods Co. (a)             102,300                     2,819,644

Nabisco Group Holdings Corp.      349,700                     4,043,406

                                                              9,071,238

TOTAL NONDURABLES                                             14,176,388

PRECIOUS METALS - 0.9%

Agnico-Eagle Mines Ltd.           94,200                      699,505

Barrick Gold Corp.                31,200                      560,694

Kinross Gold Corp. (a)            252,000                     521,226

Newmont Mining Corp.              49,200                      1,165,425

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

PRECIOUS METALS - CONTINUED

Placer Dome, Inc.                 53,600                     $ 608,843

Stillwater Mining Co. (a)         110,500                     2,679,625

                                                              6,235,318

RETAIL & WHOLESALE - 2.6%

APPAREL STORES - 0.4%

Abercrombie & Fitch Co. Class     16,870                      546,166
A (a)

AnnTaylor Stores Corp. (a)        54,800                      2,366,675

                                                              2,912,841

GENERAL MERCHANDISE STORES -
1.3%

Costco Wholesale Corp. (a)        50,500                      4,630,219

Dollar Tree Stores, Inc. (a)      110,775                     4,957,181

Hot Topic, Inc. (a)               3,000                       132,563

                                                              9,719,963

GROCERY STORES - 0.4%

U.S. Foodservice (a)              133,520                     2,420,050

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.5%

Bed Bath & Beyond, Inc. (a)       22,100                      690,625

Tandy Corp.                       17,000                      1,302,625

Tiffany & Co., Inc.               22,700                      1,759,250

                                                              3,752,500

TOTAL RETAIL & WHOLESALE                                      18,805,354

SERVICES - 2.0%

ADVERTISING - 1.6%

DoubleClick, Inc. (a)             46,350                      7,418,897

Omnicom Group, Inc.               22,600                      1,991,625

Outdoor Systems, Inc. (a)         61,700                      2,745,650

                                                              12,156,172

SERVICES - 0.4%

Cintas Corp.                      18,400                      845,250

True North Communications         47,700                      1,899,056

                                                              2,744,306

TOTAL SERVICES                                                14,900,478

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - 33.4%

COMMUNICATIONS EQUIPMENT - 2.5%

Advanced Fibre                    43,000                     $ 1,195,938
Communications, Inc. (a)

Digital Island, Inc.              9,240                       431,970

Ditech Communications Corp.       6,300                       652,050

Globalstar Telecommunications     287,700                     6,904,800
Ltd. (a)

InterVoice, Inc. (a)              26,100                      393,131

Jabil Circuit, Inc. (a)           98,300                      6,285,056

Natural MicroSystems Corp. (a)    59,800                      2,190,175

                                                              18,053,120

COMPUTER SERVICES & SOFTWARE
- 16.0%

Affiliated Computer Services,     36,000                      1,347,750
Inc. Class A (a)

Affymetrix, Inc. (a)              5,800                       568,400

Amdocs Ltd. (a)                   65,900                      2,318,856

At Home Corp. Series A (a)        48,344                      2,344,684

AVT Corp. (a)                     38,600                      1,551,238

BEA Systems, Inc. (a)             20,300                      1,649,375

Cadence Design Systems, Inc.      157,100                     2,788,525
(a)

Citrix Systems, Inc. (a)          106,900                     10,142,138

Cognos, Inc. (a)                  46,900                      1,582,310

DST Systems, Inc. (a)             41,100                      2,586,731

Electronic Arts, Inc. (a)         51,400                      5,390,575

Electronics for Imaging, Inc.     63,500                      2,829,719
(a)

Exchange Applications, Inc.       30,220                      1,835,865

Exodus Communications, Inc.       63,100                      6,802,969
(a)

F5 Networks, Inc.                 15,600                      1,764,750

Healtheon/Web Maryland Corp.      16,900                      767,894

Inet Technologies, Inc.           33,200                      2,008,600

Integral Systems, Inc. (a)        49,800                      1,992,000

Interleaf, Inc. (a)               15,800                      579,663

Internap Network Services         11,000                      1,036,750
Corp.

InterVU, Inc. (a)                 33,000                      2,054,250

Intuit, Inc. (a)                  95,880                      4,794,000

J.D. Edwards & Co. (a)            6,200                       182,900

Legato Systems, Inc. (a)          143,200                     9,670,475

Metasolv Software, Inc.           28,500                      1,758,094

JCR Corp. (a)                     34,600                      1,135,313

Networks Associates, Inc. (a)     66,200                      1,671,550

NetZero, Inc. (a)                 42,600                      905,250

Peregrine Systems, Inc. (a)       40,700                      2,849,000

Puma Technology, Inc. (a)         18,100                      905,000

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Redback Networks, Inc.            3,600                      $ 503,775

SalesLogix Corp.                  59,660                      1,715,225

Siebel Systems, Inc. (a)          108,756                     7,626,515

Software.com, Inc.                10,300                      999,744

Sykes Enterprises, Inc. (a)       33,200                      1,325,925

Synopsys, Inc. (a)                17,100                      1,237,613

Technology Solutions, Inc. (a)    100                         2,738

Unisys Corp. (a)                  43,700                      1,256,375

VERITAS Software Corp. (a)        177,700                     16,270,656

Vignette Corp. (a)                21,800                      4,509,875

Visual Networks, Inc. (a)         22,200                      1,309,800

Vitria Technology, Inc. (a)       200                         19,963

Whittman-Hart, Inc. (a)           21,000                      1,290,188

Zi Corp. (a)                      101,300                     1,528,499

                                                              117,411,515

COMPUTERS & OFFICE EQUIPMENT
- 5.4%

Adaptec, Inc. (a)                 60,105                      3,238,157

Apple Computer, Inc. (a)          34,700                      3,396,263

Comverse Technology, Inc. (a)     50,555                      6,110,836

Concurrent Computer Corp. (a)     101,000                     1,313,000

FileNET Corp. (a)                 98,500                      1,970,000

Fujitsu Support & Service,        4,900                       2,065,281
Inc.

Gadzoox Networks, Inc.            39,342                      3,108,018

Gateway, Inc. (a)                 51,800                      3,956,225

Kronos, Inc. (a)                  35,400                      1,836,375

Lexmark International Group,      16,800                      1,394,400
Inc. Class A (a)

Maxtor Corp. (a)                  178,600                     1,082,763

Pitney Bowes, Inc.                16,400                      786,175

Quantum Corp.:

(DLT & Storage Systems  (a))      90,100                      1,419,075

(Hard Disk Drive  (a))            227,650                     1,565,094

RadiSys Corp. (a)                 25,050                      1,124,119

Safeguard Scientifics, Inc.       14,900                      1,655,763
(a)

ScanSource, Inc. (a)              18,700                      723,456

Seagate Technology, Inc. (a)      30,900                      1,143,300

Symbol Technologies, Inc.         38,500                      1,835,969

                                                              39,724,269

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS - 2.3%

Agilent Technologies, Inc.        85,500                     $ 3,607,031

Catapult Communications Corp.     106,800                     2,075,925

Credence Systems Corp. (a)        20,000                      1,158,750

Novellus Systems, Inc. (a)        20,200                      1,658,925

PE Corp. - Biosystems Group       93,300                      7,615,613

Teradyne, Inc. (a)                16,600                      723,138

                                                              16,839,382

ELECTRONICS - 7.0%

Altera Corp. (a)                  130,600                     7,036,075

Amphenol Corp. Class A (a)        26,300                      1,796,619

Analog Devices, Inc. (a)          52,200                      2,998,238

Celestica, Inc. (sub. vtg.)       8,300                       574,122
(a)

Conexant Systems, Inc. (a)        17,400                      1,030,950

Cree Research, Inc. (a)           46,100                      2,633,463

Cypress Semiconductor Corp.       119,100                     3,245,475
(a)

E Tek Dynamics, Inc.              9,600                       720,000

Flextronics International         5,800                       481,038
Ltd. (a)

JDS Uniphase Corp. (a)            6,900                       1,578,375

Kopin Corp. (a)                   145,800                     9,477,000

Linear Technology Corp.           29,100                      2,067,919

Maxim Integrated Products,        26,900                      2,160,406
Inc. (a)

Micron Technology, Inc. (a)       18,500                      1,241,813

National Semiconductor Corp.      187,100                     7,951,750
(a)

QLogic Corp. (a)                  13,810                      1,562,256

Three-Five Systems, Inc. (a)      32,900                      1,398,250

Toko, Inc.                        266,000                     1,178,514

Vitesse Semiconductor Corp.       46,100                      2,077,381
(a)

                                                              51,209,644

PHOTOGRAPHIC EQUIPMENT - 0.2%

In Focus Systems, Inc. (a)        66,600                      1,390,275

TOTAL TECHNOLOGY                                              244,628,205

TRANSPORTATION - 0.3%

TRUCKING & FREIGHT - 0.3%

Circle International Group,       96,300                      2,335,275
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UTILITIES - 10.8%

CELLULAR - 5.9%

ALLTEL Corp.                      20,700                     $ 1,790,550

Mannesmann AG (Reg.)              20,600                      4,344,364

Microcell Telecommunications,     53,900                      1,518,747
Inc. Class B (a)

Nextel Communications, Inc.       178,100                     17,654,139
Class A (a)

QUALCOMM, Inc. (a)                17,280                      6,260,760

Telephone & Data Systems,         45,500                      6,060,031
Inc.

VoiceStream Wireless Corp. (a)    21,300                      1,964,925

Western Wireless Corp. Class A    58,850                      3,446,403

Wireless Facilities, Inc.         8,900                       480,600

                                                              43,520,519

ELECTRIC UTILITY - 2.3%

AES Corp. (a)                     64,600                      3,742,763

Calpine Corp. (a)                 112,060                     6,611,540

CMS Energy Corp.                  55,100                      1,832,075

Entergy Corp.                     60,400                      1,664,775

Illinova Corp.                    31,700                      1,018,363

IPALCO Enterprises, Inc.          89,400                      1,614,788

PG&E Corp.                        23,700                      530,288

                                                              17,014,592

GAS - 0.8%

Columbia Energy Group             3,100                       194,525

Dynegy, Inc.                      86,300                      1,941,750

Enron Corp.                       38,500                      1,465,406

Kinder Morgan, Inc.               109,800                     2,230,313

                                                              5,831,994

TELEPHONE SERVICES - 1.8%

Commonwealth Telephone            51,700                      3,053,531
Enterprises, Inc. (a)

Global Crossing Ltd. (a)          25,600                      1,116,800

Illuminet Holdings, Inc.          21,400                      1,123,500

MCI WorldCom, Inc. (a)            18,268                      1,510,520

Metromedia Fiber Network,         5,000                       193,750
Inc. Class A (a)

Qwest Communications              57,900                      1,979,456
International, Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

RCN Corp. (a)                     7,800                      $ 351,975

WinStar Communications, Inc.      69,985                      3,551,739
(a)

                                                              12,881,271

TOTAL UTILITIES                                               79,248,376

TOTAL COMMON STOCKS                                          717,832,262
(Cost $596,189,379)

CASH EQUIVALENTS - 6.8%



Central Cash Collateral Fund,     21,118,500                  21,118,500
5.69% (b)

Taxable Central Cash Fund,        29,081,304                  29,081,304
5.34% (b)

TOTAL CASH EQUIVALENTS                                        50,199,804
(Cost $50,199,804)

TOTAL INVESTMENT PORTFOLIO -                                  768,032,066
104.7%
(Cost $646,389,183)

NET OTHER ASSETS - (4.7)%                                     (34,785,717)

NET ASSETS - 100%                                            $ 733,246,349

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $650,030,205. Net unrealized appreciation aggregated $118,001,861, of which $152,755,514 related to appreciated investment securities and $34,753,653 related to depreciated investment securities.

The fund hereby designates approximately $26,397,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         NOVEMBER 30, 1999

ASSETS

Investment in securities, at                 $ 768,032,066
value (cost $646,389,183) -
See accompanying schedule

Cash                                          1,596,434

Foreign currency held at                      879,736
value (cost $879,745)

Receivable for investments                    3,007,861
sold

Receivable for fund shares                    1,882,742
sold

Dividends receivable                          255,594

Interest receivable                           180,981

Other receivables                             109,604

 TOTAL ASSETS                                 775,945,018

LIABILITIES

Payable for investments        $ 14,100,472
purchased

Payable for fund shares         6,564,127
redeemed

Accrued management fee          347,120

Distribution fees payable       336,537

Other payables and accrued      231,913
expenses

Collateral on securities        21,118,500
loaned, at value

 TOTAL LIABILITIES                            42,698,669

NET ASSETS                                   $ 733,246,349

Net Assets consist of:

Paid in capital                              $ 531,898,923

Accumulated undistributed net                 79,726,105
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   121,621,321
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                   $ 733,246,349

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                        NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $17.12
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($25,834,412 (divided by)
1,509,272 shares)

Maximum offering price per         $18.16
share (100/94.25 of $17.12)

CLASS T: NET ASSET VALUE and       $17.19
redemption price per share
($504,586,262 (divided by)
29,349,232 shares)

Maximum offering price per         $17.81
share (100/96.50 of $17.19)

CLASS B: NET ASSET VALUE and       $16.93
offering price per share
($117,224,239 (divided by)
6,924,677 shares) A

CLASS C: NET ASSET VALUE and       $16.97
offering price per share
($36,591,747 (divided by)
2,156,246 shares) A

INSTITUTIONAL CLASS: NET           $17.28
ASSET VALUE, offering price
and redemption price   per
share ($49,009,689 (divided
by) 2,836,895 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                             YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                             $ 3,221,616
Dividends

Interest                                       1,669,361

Security lending                               53,026

 TOTAL INCOME                                  4,944,003

EXPENSES

Management fee                   $ 3,492,278

Transfer agent fees               1,401,320

Distribution fees                 3,320,951

Accounting and security           260,491
lending fees

Non-interested trustees'          1,755
compensation

Custodian fees and expenses       54,310

Registration fees                 122,760

Audit                             29,530

 Total expenses before            8,683,395
reductions

 Expense reductions               (103,414)    8,579,981

NET INVESTMENT INCOME (LOSS)                   (3,635,978)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            86,537,915

 Foreign currency transactions    14,415       86,552,330

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            67,220,946

 Assets and liabilities in        (21,289)     67,199,657
foreign currencies

NET GAIN (LOSS)                                153,751,987

NET INCREASE (DECREASE) IN                    $ 150,116,009
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (3,635,978)                 $ (2,650,445)
income (loss)

 Net realized gain (loss)       86,552,330                    21,447,832

 Change in net unrealized       67,199,657                    16,594,090
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     150,116,009                   35,391,477
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (15,537,241)                  (43,421,664)
from net realized gains

Share transactions - net        90,831,221                    94,908,223
increase (decrease)

  TOTAL INCREASE (DECREASE)     225,409,989                   86,878,036
IN NET ASSETS

NET ASSETS

 Beginning of period            507,836,360                   420,958,324

 End of period                 $ 733,246,349                 $ 507,836,360


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999      1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.71   $ 14.04   $ 11.70   $ 10.74
period

Income from Investment
Operations

Net investment income (loss) D    (.05)     (.05)     (.09)     (.01)

Net realized and unrealized       3.92      1.17      2.64      .97
gain (loss)

Total from investment             3.87      1.12      2.55      .96
operations

Less Distributions

From net realized gain            (.46)     (1.45)    (.21)     -

Net asset value, end of period   $ 17.12   $ 13.71   $ 14.04   $ 11.70

TOTAL RETURN B, C                 29.17%    9.07%     22.24%    8.94%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 25,834  $ 11,340  $ 4,670   $ 1,239
(000 omitted)

Ratio of expenses to average      1.17%     1.30%     1.62% F   1.56% A, F
net assets

Ratio of expenses to average      1.16% G   1.27% G   1.58% G   1.56% A
net assets after expense
reductions

Ratio of net investment           (.33)%    (.36)%    (.71)%    (.33)% A
income (loss) to  average
net assets

Portfolio turnover                163%      139%      208%      101% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999       1998       1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.75    $ 14.09    $ 11.70    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.08)      (.07)      (.07)      (.03)

Net realized and unrealized       3.94       1.17       2.64       1.73
gain (loss)

Total from investment             3.86       1.10       2.57       1.70
operations

Less Distributions

From net realized gain            (.42)      (1.44)     (.18)      -

Net asset value, end of period   $ 17.19    $ 13.75    $ 14.09    $ 11.70

TOTAL RETURN B, C                 28.93%     8.87%      22.35%     17.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 504,586  $ 367,035  $ 326,642  $ 187,040
(000 omitted)

Ratio of expenses to average      1.39%      1.42%      1.48%      1.60% A
net assets

Ratio of expenses to average      1.37% F    1.39% F    1.44% F    1.60% A
net assets after expense
reductions

Ratio of net investment           (.55)%     (.51)%     (.53)%     (.37)% A
income (loss) to  average
net assets

Portfolio turnover                163%       139%       208%       101% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1996.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999       1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.58    $ 13.94   $ 11.61   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.16)      (.14)     (.14)     (.10)

Net realized and unrealized       3.90       1.17      2.62      1.71
gain (loss)

Total from investment             3.74       1.03      2.48      1.61
operations

Less Distributions

From net realized gain            (.39)      (1.39)    (.15)     -

Net asset value, end of period   $ 16.93    $ 13.58   $ 13.94   $ 11.61

TOTAL RETURN B, C                 28.32%     8.38%     21.67%    16.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 117,224  $ 82,317  $ 58,758  $ 32,727
(000 omitted)

Ratio of expenses to average      1.91%      1.94%     2.03%     2.38% A
net assets

Ratio of expenses to average      1.89% F    1.91% F   1.98% F   2.37% A, F
net assets after expense
reductions

Ratio of net investment           (1.07)%    (1.02)%   (1.08)%   (1.14)% A
income (loss) to  average
net assets

Portfolio turnover                163%       139%      208%      101% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1996.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

YEARS ENDED NOVEMBER 30,         1999      1998      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.64   $ 14.08   $ 14.16
period

Income from Investment
Operations

Net investment income (loss) D    (.16)     (.15)     (.01)

Net realized and unrealized       3.90      1.15      (.07)
gain (loss)

Total from investment             3.74      1.00      (.08)
operations

Less Distributions

From net realized gain            (.41)     (1.44)    -

Net asset value, end of period   $ 16.97   $ 13.64   $ 14.08

TOTAL RETURN B, C                 28.24%    8.09%     (0.56)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 36,592  $ 12,593  $ 345
(000 omitted)

Ratio of expenses to average      1.91%     2.15% F   2.50% A, F
net assets

Ratio of expenses to average      1.90% G   2.11% G   2.40% A, G
net assets after  expense
reductions

Ratio of net investment           (1.07)%   (1.16)%   (1.07)% A
income (loss) to  average
net assets

Portfolio turnover                163%      139%      208%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999      1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.82   $ 14.12   $ 11.70   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.00)     .01       .01       (.02)

Net realized and unrealized       3.95      1.18      2.63      1.72
gain (loss)

Total from investment             3.95      1.19      2.64      1.70
operations

Less Distributions

From net realized gain            (.49)     (1.49)    (.22)     -

Net asset value, end of period   $ 17.28   $ 13.82   $ 14.12   $ 11.70

TOTAL RETURN B, C                 29.59%    9.60%     23.04%    17.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 49,010  $ 34,551  $ 30,542  $ 3,600
(000 omitted)

Ratio of expenses to average      .86%      .87%      .91%      1.50% A, F
net assets

Ratio of expenses to average      .84% G    .84% G    .84% G    1.50% A
net assets after expense
reductions

Ratio of net investment           (.02)%    .04%      .08%      (.27)% A
income (loss) to  average
net assets

Portfolio turnover                163%      139%      208%      101% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Mid Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-taxable dividends, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,016,453,748 and $924,200,413, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 42,402     $ 27

CLASS T    2,123,605    37,879

CLASS B    933,263      700,294

CLASS C    221,681      144,059

          $ 3,320,951  $ 882,259


SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 133,241    $ 53,503

CLASS T    370,447      143,326

CLASS B    257,394      257,394*

CLASS C    9,558        9,558*

          $ 770,640    $ 463,781

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 45,043     .27

CLASS T                 982,625     .23

CLASS B                 231,973     .25

CLASS C                 56,667      .26

INSTITUTIONAL CLASS     85,012      .20

                       $ 1,401,320

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $61,652 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $19,605,231. The fund received cash collateral of $21,118,500 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $101,458 under this arrangement.

In addition, through an arrangement with the fund's custodian credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,956 under this arrangement.

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        YEARS ENDED NOVEMBER 30,

                        1999                      1998

FROM NET REALIZED GAIN

Class A                 $ 380,123                 $ 509,696

Class T                  11,172,328                33,726,237

Class B                  2,365,092                 5,942,258

Class C                  389,625                   66,029

Institutional Class      1,230,073                 3,177,444

Total                   $ 15,537,241              $ 43,421,664

8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

                                1999                     1998                     1999                     1998



CLASS A Shares sold              2,962,111               605,274                 $ 48,121,357             $ 8,283,209

Reinvestment of distributions    27,137                   38,750                   362,550                  480,632

Shares redeemed                  (2,307,129)              (149,559)                (37,764,534)             (2,024,735)

Net increase (decrease)          682,119                  494,465                 $ 10,719,373             $ 6,739,106

CLASS T Shares sold              22,494,339               11,223,902              $ 352,225,906            $ 153,194,207

Reinvestment of distributions    782,801                  2,565,624                10,519,637               31,975,856

Shares redeemed                  (20,618,739)             (10,288,334)             (320,406,442)            (139,358,688)

Net increase (decrease)          2,658,401                3,501,192               $ 42,339,101             $ 45,811,375

CLASS B Shares sold              2,568,690                2,302,521               $ 39,269,276             $ 31,321,307

Reinvestment of distributions    148,162                  425,511                  1,970,339                5,260,655

Shares redeemed                  (1,852,174)              (882,420)                (27,126,558)             (11,531,684)

Net increase (decrease)          864,678                  1,845,612               $ 14,113,057             $ 25,050,278

CLASS C Shares sold              2,450,666                981,412                 $ 37,791,832             $ 13,382,594

Reinvestment of distributions    26,885                   4,909                    358,373                  61,138

Shares redeemed                  (1,244,811)              (87,336)                 (19,208,310)             (1,098,482)

Net increase (decrease)          1,232,740                898,985                 $ 18,941,895             $ 12,345,250

INSTITUTIONAL CLASS Shares       1,472,039                1,778,897               $ 22,609,330             $ 24,392,821
sold

Reinvestment of distributions    85,211                   239,320                  1,145,239                2,980,284

Shares redeemed                  (1,220,854)              (1,680,567)              (19,036,774)             (22,410,891)

Net increase (decrease)          336,396                  337,650                 $ 4,717,795              $ 4,962,214


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Mid Cap Fund as of November 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998 and the financial highlights for each of the years in the three-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

                    PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Institutional Class 12/20/99 12/17/99    -         $1.23
                    01/10/00 01/07/00    -         $.20

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 77% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.







INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Katherine Collins, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUND
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
VALUE STRATEGIES
FUND - CLASS A, CLASS T AND CLASS B
(FORMERLY FIDELITY ADVISOR
STRATEGIC OPPORTUNITIES FUND)

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on stock market
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     12  The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            15  A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   16  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          24  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets,  as
                                  well as financial highlights.

NOTES                         33  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  43  The auditors' opinion.

DISTRIBUTIONS                 44

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR VALUE STRATEGIES FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five year and 10 year total returns would have been lower. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV VALUE STRATEGIES     17.62%       101.91%       197.59%
- CL A

FIDELITY ADV VALUE STRATEGIES     10.86%       90.30%        180.48%
- CL A  (INCL. 5.75% SALES
CHARGE)

Russell Midcap Value              0.24%        125.59%       259.46%

S&P 500 (registered trademark)    20.90%       236.51%       415.33%

Capital Appreciation Funds        36.51%       172.31%       308.99%
Average

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Russell Midcap Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. corporations, and the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 275 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV VALUE STRATEGIES  17.62%       15.09%        11.52%
- CL A

FIDELITY ADV VALUE STRATEGIES  10.86%       13.73%        10.86%
- CL A  (INCL. 5.75% SALES
CHARGE)

Russell Midcap Value           0.24%        17.67%        13.65%

S&P 500                        20.90%       27.47%        17.82%

Capital Appreciation Funds     36.51%       20.11%        13.68%
Average

AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Value Strategies -CL A   Russell Midcap Value
             00266                       RS013
  1989/11/30       9425.00                    10000.00
  1989/12/31       9719.46                    10118.84
  1990/01/31       9076.73                     9400.65
  1990/02/28       9125.79                     9588.95
  1990/03/31       9125.79                     9699.75
  1990/04/30       8752.91                     9170.45
  1990/05/31       9037.47                     9913.31
  1990/06/30       9125.79                     9701.48
  1990/07/31       9150.32                     9427.06
  1990/08/31       8507.59                     8470.64
  1990/09/30       8443.81                     7805.84
  1990/10/31       8438.90                     7490.10
  1990/11/30       8811.78                     8154.31
  1990/12/31       9022.55                     8491.88
  1991/01/31       9314.09                     9022.33
  1991/02/28       9871.61                     9742.81
  1991/03/31      10183.61                    10067.74
  1991/04/30      10321.71                    10243.99
  1991/05/31      10689.98                    10706.70
  1991/06/30      10352.40                    10279.58
  1991/07/31      10664.41                    10774.44
  1991/08/31      10894.57                    11087.32
  1991/09/30      10935.49                    10988.58
  1991/10/31      10715.55                    11199.84
  1991/11/30      10454.70                    10674.55
  1991/12/31      11104.88                    11711.92
  1992/01/31      11122.90                    12013.32
  1992/02/29      11339.11                    12461.68
  1992/03/31      11050.83                    12272.23
  1992/04/30      11261.04                    12585.68
  1992/05/31      11627.40                    12702.22
  1992/06/30      11627.40                    12604.05
  1992/07/31      11987.75                    13109.25
  1992/08/31      11777.54                    12726.33
  1992/09/30      11729.50                    12980.65
  1992/10/31      11825.59                    13251.62
  1992/11/30      12330.08                    13810.21
  1992/12/31      12534.36                    14251.11
  1993/01/31      12771.23                    14611.63
  1993/02/28      13133.12                    14927.38
  1993/03/31      13541.06                    15445.78
  1993/04/30      13271.29                    15173.66
  1993/05/31      13580.54                    15515.82
  1993/06/30      13692.39                    15838.45
  1993/07/31      13981.90                    16012.40
  1993/08/31      14857.00                    16558.36
  1993/09/30      14817.52                    16515.30
  1993/10/31      15284.68                    16328.15
  1993/11/30      14639.87                    15950.40
  1993/12/31      15095.91                    16477.41
  1994/01/31      15226.54                    16957.35
  1994/02/28      14682.22                    16655.95
  1994/03/31      14116.12                    16010.68
  1994/04/30      14232.25                    16246.63
  1994/05/31      14261.28                    16267.29
  1994/06/30      14261.28                    15968.20
  1994/07/31      14602.39                    16606.58
  1994/08/31      14689.48                    17223.15
  1994/09/30      14486.26                    16684.65
  1994/10/31      14333.85                    16669.73
  1994/11/30      13891.14                    15934.32
  1994/12/31      14013.57                    16126.64
  1995/01/31      14635.56                    16581.89
  1995/02/28      15010.26                    17418.91
  1995/03/31      15152.64                    17746.14
  1995/04/30      15482.37                    18121.59
  1995/05/31      15887.04                    18850.11
  1995/06/30      16718.87                    19284.69
  1995/07/31      17280.91                    19956.94
  1995/08/31      17775.50                    20347.90
  1995/09/30      18382.51                    20814.63
  1995/10/31      18315.06                    20408.75
  1995/11/30      18802.17                    21524.77
  1995/12/31      19361.02                    21760.15
  1996/01/31      19368.81                    22289.45
  1996/02/29      18983.30                    22501.29
  1996/03/31      18350.26                    22976.06
  1996/04/30      18832.95                    23171.25
  1996/05/31      19386.86                    23392.27
  1996/06/30      19363.12                    23417.53
  1996/07/31      18033.74                    22303.81
  1996/08/31      18714.26                    23238.99
  1996/09/30      19363.12                    24092.08
  1996/10/31      19007.04                    24726.45
  1996/11/30      19671.73                    26278.20
  1996/12/31      19658.12                    26168.55
  1997/01/31      20400.43                    26990.64
  1997/02/28      20122.24                    27447.95
  1997/03/31      18833.98                    26614.24
  1997/04/30      18933.78                    27285.43
  1997/05/31      21401.43                    28893.83
  1997/06/30      22190.72                    29966.35
  1997/07/31      23188.66                    32191.29
  1997/08/31      23560.62                    31815.27
  1997/09/30      26182.50                    33788.49
  1997/10/31      24966.82                    32761.44
  1997/11/30      24957.75                    33866.94
  1997/12/31      24754.06                    35162.65
  1998/01/31      24964.16                    34479.50
  1998/02/28      27309.85                    36783.18
  1998/03/31      28088.42                    38676.79
  1998/04/30      27249.96                    38461.06
  1998/05/31      25593.00                    37562.75
  1998/06/30      25752.71                    37682.53
  1998/07/31      24894.28                    35771.96
  1998/08/31      19753.72                    30741.91
  1998/09/30      21131.19                    32535.74
  1998/10/31      22109.40                    34642.88
  1998/11/30      23846.21                    35860.08
  1998/12/31      24924.00                    36950.04
  1999/01/31      24977.11                    36088.93
  1999/02/28      23467.80                    35295.24
  1999/03/31      23457.31                    35799.37
  1999/04/30      26308.25                    39190.13
  1999/05/31      27471.68                    39353.72
  1999/06/30      29054.37                    39802.42
  1999/07/31      28823.78                    38806.08
  1999/08/31      28278.75                    37464.88
  1999/09/30      28373.08                    35568.55
  1999/10/31      27754.68                    36618.02
  1999/11/30      28048.16                    35946.40
IMATRL PRASUN   SHR__CHT 19991130 19991214 171625 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Value Strategies Fund - Class A on November 30, 1989, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $28,048 - a 180.48% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,946 - a 259.46% increase. Going forward, the fund will compare its performance to that of the Russell Midcap Value Index rather than the Standard & Poor's 500 Index. The Russell Midcap Value Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER SMALL-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP CORE FUNDS AVERAGES ARE 23.16%, 108.55%, 222.40%, AND 23.16%, 15.57%, 12.15%, RESPECTIVELY.

FIDELITY ADVISOR VALUE STRATEGIES FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class T shares bear a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five year and 10 year total returns would have been lower. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV VALUE STRATEGIES    17.49%       102.08%       197.84%
- CL T

FIDELITY ADV VALUE STRATEGIES    13.38%       95.01%        187.41%
- CL T  (INCL. 3.50% SALES
CHARGE)

Russell Midcap Value             0.24%        125.59%       259.46%

S&P 500                          20.90%       236.51%       415.33%

Capital Appreciation Funds       36.51%       172.31%       308.99%
Average

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Russell Midcap Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. corporations, and the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 275 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 7 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV VALUE STRATEGIES  17.49%       15.11%        11.53%
- CL T

FIDELITY ADV VALUE STRATEGIES  13.38%       14.29%        11.14%
- CL T  (INCL. 3.50% SALES
CHARGE)

Russell Midcap Value           0.24%        17.67%        13.65%

S&P 500                        20.90%       27.47%        17.82%

Capital Appreciation Funds     36.51%       20.11%        13.68%
Average

AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Value Strategies -CL T   Russell Midcap Value
             00174                       RS013
  1989/11/30       9650.00                    10000.00
  1989/12/31       9951.49                    10118.84
  1990/01/31       9293.41                     9400.65
  1990/02/28       9343.65                     9588.95
  1990/03/31       9343.65                     9699.75
  1990/04/30       8961.86                     9170.45
  1990/05/31       9253.22                     9913.31
  1990/06/30       9343.65                     9701.48
  1990/07/31       9368.76                     9427.06
  1990/08/31       8710.69                     8470.64
  1990/09/30       8645.38                     7805.84
  1990/10/31       8640.36                     7490.10
  1990/11/30       9022.14                     8154.31
  1990/12/31       9237.94                     8491.88
  1991/01/31       9536.44                     9022.33
  1991/02/28      10107.27                     9742.81
  1991/03/31      10426.72                    10067.74
  1991/04/30      10568.12                    10243.99
  1991/05/31      10945.18                    10706.70
  1991/06/30      10599.54                    10279.58
  1991/07/31      10918.99                    10774.44
  1991/08/31      11154.66                    11087.32
  1991/09/30      11196.55                    10988.58
  1991/10/31      10971.36                    11199.84
  1991/11/30      10704.28                    10674.55
  1991/12/31      11369.99                    11711.92
  1992/01/31      11388.44                    12013.32
  1992/02/29      11609.81                    12461.68
  1992/03/31      11314.64                    12272.23
  1992/04/30      11529.87                    12585.68
  1992/05/31      11904.97                    12702.22
  1992/06/30      11904.97                    12604.05
  1992/07/31      12273.93                    13109.25
  1992/08/31      12058.70                    12726.33
  1992/09/30      12009.51                    12980.65
  1992/10/31      12107.90                    13251.62
  1992/11/30      12624.44                    13810.21
  1992/12/31      12833.59                    14251.11
  1993/01/31      13076.12                    14611.63
  1993/02/28      13446.64                    14927.38
  1993/03/31      13864.32                    15445.78
  1993/04/30      13588.11                    15173.66
  1993/05/31      13904.74                    15515.82
  1993/06/30      14019.27                    15838.45
  1993/07/31      14315.69                    16012.40
  1993/08/31      15211.68                    16558.36
  1993/09/30      15171.26                    16515.30
  1993/10/31      15649.57                    16328.15
  1993/11/30      14989.37                    15950.40
  1993/12/31      15456.29                    16477.41
  1994/01/31      15590.04                    16957.35
  1994/02/28      15032.72                    16655.95
  1994/03/31      14453.11                    16010.68
  1994/04/30      14572.01                    16246.63
  1994/05/31      14601.73                    16267.29
  1994/06/30      14601.73                    15968.20
  1994/07/31      14950.98                    16606.58
  1994/08/31      15040.16                    17223.15
  1994/09/30      14832.09                    16684.65
  1994/10/31      14676.04                    16669.73
  1994/11/30      14222.76                    15934.32
  1994/12/31      14348.11                    16126.64
  1995/01/31      14984.95                    16581.89
  1995/02/28      15368.59                    17418.91
  1995/03/31      15514.38                    17746.14
  1995/04/30      15851.98                    18121.59
  1995/05/31      16266.31                    18850.11
  1995/06/30      17117.99                    19284.69
  1995/07/31      17693.45                    19956.94
  1995/08/31      18199.85                    20347.90
  1995/09/30      18821.35                    20814.63
  1995/10/31      18752.29                    20408.75
  1995/11/30      19251.03                    21524.77
  1995/12/31      19823.22                    21760.15
  1996/01/31      19831.19                    22289.45
  1996/02/29      19436.48                    22501.29
  1996/03/31      18788.33                    22976.06
  1996/04/30      19282.55                    23171.25
  1996/05/31      19849.68                    23392.27
  1996/06/30      19825.37                    23417.53
  1996/07/31      18464.25                    22303.81
  1996/08/31      19161.02                    23238.99
  1996/09/30      19817.27                    24092.08
  1996/10/31      19460.79                    24726.45
  1996/11/30      20149.45                    26278.20
  1996/12/31      20125.84                    26168.55
  1997/01/31      20879.78                    26990.64
  1997/02/28      20606.50                    27447.95
  1997/03/31      19289.24                    26614.24
  1997/04/30      19390.56                    27285.43
  1997/05/31      21914.56                    28893.83
  1997/06/30      22734.40                    29966.35
  1997/07/31      23766.11                    32191.29
  1997/08/31      24143.79                    31815.27
  1997/09/30      26842.80                    33788.49
  1997/10/31      25599.23                    32761.44
  1997/11/30      25590.02                    33866.94
  1997/12/31      25360.90                    35162.65
  1998/01/31      25583.49                    34479.50
  1998/02/28      28006.56                    36783.18
  1998/03/31      28814.24                    38676.79
  1998/04/30      27966.17                    38461.06
  1998/05/31      26270.03                    37562.75
  1998/06/30      26431.57                    37682.53
  1998/07/31      25553.21                    35771.96
  1998/08/31      20262.85                    30741.91
  1998/09/30      21676.31                    32535.74
  1998/10/31      22696.01                    34642.88
  1998/11/30      24462.83                    35860.08
  1998/12/31      25573.31                    36950.04
  1999/01/31      25616.25                    36088.93
  1999/02/28      24069.53                    35295.24
  1999/03/31      24048.34                    35799.37
  1999/04/30      26972.28                    39190.13
  1999/05/31      28169.40                    39353.72
  1999/06/30      29790.28                    39802.42
  1999/07/31      29546.62                    38806.08
  1999/08/31      28985.14                    37464.88
  1999/09/30      29080.49                    35568.55
  1999/10/31      28444.85                    36618.02
  1999/11/30      28741.48                    35946.40
IMATRL PRASUN   SHR__CHT 19991130 19991214 172047 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Value Strategies Fund - Class T on November 30, 1989, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1999, the value of the investment would have grown to $28,741 - a 187.41% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,946 - a 259.46% increase. Going forward, the fund will compare its performance to that of the Russell Midcap Value Index rather than the Standard & Poor's 500 Index. The Russell Midcap Value Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER SMALL-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP CORE FUNDS AVERAGES ARE 23.16%, 108.55%, 222.40%, AND 23.16%, 15.57%, 12.15%, RESPECTIVELY.

FIDELITY ADVISOR VALUE STRATEGIES FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 1994. Returns prior to June 30, 1994 are those of Class T, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and 10 year total returns would have been lower. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV VALUE STRATEGIES    16.89%       96.88%        189.88%
- CL B

FIDELITY ADV VALUE STRATEGIES    11.89%       94.88%        189.88%
- CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

Russell Midcap Value             0.24%        125.59%       259.46%

S&P 500                          20.90%       236.51%       415.33%

Capital Appreciation Funds       36.51%       172.31%       308.99%
Average

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Russell Midcap Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. corporations, and the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 275 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 11 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV VALUE STRATEGIES  16.89%       14.51%        11.23%
- CL B

FIDELITY ADV VALUE STRATEGIES  11.89%       14.28%        11.23%
- CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

Russell Midcap Value           0.24%        17.67%        13.65%

S&P 500                        20.90%       27.47%        17.82%

Capital Appreciation Funds     36.51%       20.11%        13.68%
Average

AVERAGE ANNUAL TOTAL RETURNS take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Value Strategies -CL B   Russell Midcap Value
             00608                       RS013
  1989/11/30      10000.00                    10000.00
  1989/12/31      10312.42                    10118.84
  1990/01/31       9630.48                     9400.65
  1990/02/28       9682.53                     9588.95
  1990/03/31       9682.53                     9699.75
  1990/04/30       9286.90                     9170.45
  1990/05/31       9588.83                     9913.31
  1990/06/30       9682.53                     9701.48
  1990/07/31       9708.56                     9427.06
  1990/08/31       9026.62                     8470.64
  1990/09/30       8958.95                     7805.84
  1990/10/31       8953.74                     7490.10
  1990/11/30       9349.37                     8154.31
  1990/12/31       9572.99                     8491.88
  1991/01/31       9882.33                     9022.33
  1991/02/28      10473.85                     9742.81
  1991/03/31      10804.89                    10067.74
  1991/04/30      10951.42                    10243.99
  1991/05/31      11342.15                    10706.70
  1991/06/30      10983.98                    10279.58
  1991/07/31      11315.02                    10774.44
  1991/08/31      11559.23                    11087.32
  1991/09/30      11602.64                    10988.58
  1991/10/31      11369.29                    11199.84
  1991/11/30      11092.52                    10674.55
  1991/12/31      11782.37                    11711.92
  1992/01/31      11801.49                    12013.32
  1992/02/29      12030.89                    12461.68
  1992/03/31      11725.02                    12272.23
  1992/04/30      11948.05                    12585.68
  1992/05/31      12336.76                    12702.22
  1992/06/30      12336.76                    12604.05
  1992/07/31      12719.10                    13109.25
  1992/08/31      12496.07                    12726.33
  1992/09/30      12445.09                    12980.65
  1992/10/31      12547.05                    13251.62
  1992/11/30      13082.32                    13810.21
  1992/12/31      13299.06                    14251.11
  1993/01/31      13550.38                    14611.63
  1993/02/28      13934.34                    14927.38
  1993/03/31      14367.17                    15445.78
  1993/04/30      14080.95                    15173.66
  1993/05/31      14409.06                    15515.82
  1993/06/30      14527.74                    15838.45
  1993/07/31      14834.91                    16012.40
  1993/08/31      15763.40                    16558.36
  1993/09/30      15721.51                    16515.30
  1993/10/31      16217.17                    16328.15
  1993/11/30      15533.02                    15950.40
  1993/12/31      16016.88                    16477.41
  1994/01/31      16155.48                    16957.35
  1994/02/28      15577.95                    16655.95
  1994/03/31      14977.32                    16010.68
  1994/04/30      15100.53                    16246.63
  1994/05/31      15131.33                    16267.29
  1994/06/30      15131.33                    15968.20
  1994/07/31      15508.65                    16606.58
  1994/08/31      15593.35                    17223.15
  1994/09/30      15385.44                    16684.65
  1994/10/31      15208.33                    16669.73
  1994/11/30      14723.21                    15934.32
  1994/12/31      14861.21                    16126.64
  1995/01/31      15493.43                    16581.89
  1995/02/28      15885.57                    17418.91
  1995/03/31      16029.62                    17746.14
  1995/04/30      16373.74                    18121.59
  1995/05/31      16797.89                    18850.11
  1995/06/30      17678.20                    19284.69
  1995/07/31      18262.40                    19956.94
  1995/08/31      18766.58                    20347.90
  1995/09/30      19398.80                    20814.63
  1995/10/31      19326.77                    20408.75
  1995/11/30      19830.95                    21524.77
  1995/12/31      20411.47                    21760.15
  1996/01/31      20411.47                    22289.45
  1996/02/29      19999.69                    22501.29
  1996/03/31      19315.00                    22976.06
  1996/04/30      19822.18                    23171.25
  1996/05/31      20396.98                    23392.27
  1996/06/30      20354.72                    23417.53
  1996/07/31      18951.53                    22303.81
  1996/08/31      19661.57                    23238.99
  1996/09/30      20329.36                    24092.08
  1996/10/31      19957.43                    24726.45
  1996/11/30      20650.57                    26278.20
  1996/12/31      20615.96                    26168.55
  1997/01/31      21381.22                    26990.64
  1997/02/28      21087.46                    27447.95
  1997/03/31      19726.98                    26614.24
  1997/04/30      19822.79                    27285.43
  1997/05/31      22400.04                    28893.83
  1997/06/30      23223.99                    29966.35
  1997/07/31      24268.31                    32191.29
  1997/08/31      24641.96                    31815.27
  1997/09/30      27382.09                    33788.49
  1997/10/31      26098.25                    32761.44
  1997/11/30      26088.67                    33866.94
  1997/12/31      25866.12                    35162.65
  1998/01/31      26065.52                    34479.50
  1998/02/28      28525.52                    36783.18
  1998/03/31      29331.56                    38676.79
  1998/04/30      28452.24                    38461.06
  1998/05/31      26714.54                    37562.75
  1998/06/30      26861.09                    37682.53
  1998/07/31      25960.84                    35771.96
  1998/08/31      20580.24                    30741.91
  1998/09/30      22003.90                    32535.74
  1998/10/31      23019.31                    34642.88
  1998/11/30      24798.88                    35860.08
  1998/12/31      25918.68                    36950.04
  1999/01/31      25952.62                    36088.93
  1999/02/28      24369.07                    35295.24
  1999/03/31      24336.08                    35799.37
  1999/04/30      27294.24                    39190.13
  1999/05/31      28481.90                    39353.72
  1999/06/30      30109.44                    39802.42
  1999/07/31      29845.51                    38806.08
  1999/08/31      29273.68                    37464.88
  1999/09/30      29350.65                    35568.55
  1999/10/31      28701.84                    36618.02
  1999/11/30      28987.76                    35946.40
IMATRL PRASUN   SHR__CHT 19991130 19991214 171631 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Value Strategies Fund - Class B on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $28,988 - a 189.88% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,946 - a 259.46% increase. Going forward, the fund will compare its performance to that of the Russell Midcap Value Index rather than the Standard & Poor's 500 Index. The Russell Midcap Value Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER SMALL-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP CORE FUNDS AVERAGES ARE 23.16%, 108.55%, 222.40%, AND 23.16%, 15.57%, 12.15%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Harris Leviton)

An interview with Harris Leviton, Portfolio Manager of Fidelity
Advisor Value Strategies Fund

Q. HOW DID THE FUND PERFORM, HARRIS?

A. For the 12 months that ended November 30, 1999, the fund's Class A, Class T and Class B shares returned 17.62%, 17.49% and 16.89%, respectively, outpacing the Russell Midcap Value Index, which returned 0.24%. During the same period, the capital appreciation funds average tracked by Lipper Inc. returned 36.51%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S SOUND PERFORMANCE RELATIVE TO THE RUSSELL INDEX?

A. It was really a function of owning some cheap growth stocks that appreciated in value due to either acquisitions or stronger earnings growth. The story over the past 12 months was a tale of two markets. On the upside, there was the high-profile technology market, in which many stock prices doubled, tripled and, in some cases were up 10-fold and beyond in just a matter of weeks. The rest of the market, however, wasn't as fortunate, suffering as assets rushed out and were funnelled into the technology sector. The broader market recoiled further under the pressure of rising interest rates. Given this dichotomy, it's easy to see why the value-oriented, virtually tech-free Russell index was basically flat over the period. By remaining focused on stock picking, as opposed to mirroring the index or the economy as a whole, I was able to garner excess returns for the fund. The fund struggled to keep pace with the Lipper capital appreciation funds average, a group that includes very few value names and benefited from its high exposure to many aggressive growth stocks during the period.

Q. HOW DID SOME OF YOUR OTHER STRATEGIES PLAY OUT FOR THE FUND DURING
THE PERIOD?

A. The fund's overweighted position in technology relative to the index worked out very well. I would have added more, but there wasn't a lot of value in expensive tech stocks. The fund's significant underweighting in both utilities and finance also helped, as higher interest rates grounded many of the stocks in these sectors. Ordinarily, from a value standpoint, many of these same companies present compelling investment opportunities. However, in a period like the past 12 months, marked by high rates and a strong economy, owning rate-sensitive financials and utilities was a difficult strategy to follow. In addition, I felt many of these same stocks were still expensive even after a period of significant underperformance. Our overweighting in media and leisure lifted the fund, as many strong companies in this arena, such as gaming concern WMS Industries, were trading at extremely favorable levels.

Q. WHAT STOCKS CONTRIBUTED TO PERFORMANCE?

A. Case Corporation - one of the world's leading earth-moving equipment manufacturers - rallied in response to the announcement of its merger with New Holland. I sold off this position during the period to lock in profits. Riding the robust growth in the cable and wireless business, Cable Design Technology and AFC Cable added appreciably to returns. The fund no longer held AFC Cable at the close of the period, as the company was acquired by Tyco International. Communications product manufacturer Performance Technologies - a good example of one of the few value stocks I was able to find within technology - was also a big winner for the fund.

Q. WHICH STOCKS DETRACTED?

A. Floorcovering franchiser Maxim Group was plagued by merger integration problems. Restaurant operator Jack in the Box was a victim of investor sentiment, suffering with the broader market despite strengthening business fundamentals. Specialty retailer Wet Seal, Inc. tumbled on weak sales numbers.

Q. HARRIS, WHAT'S YOUR OUTLOOK?

A. I continue to think that the value segment of the market offers a number of excellent investment opportunities. I'm concerned about the high level of speculation in the marketplace and its effects on the overall market when sentiment begins to shift. I intend to keep a close eye on interest rates for, if they peak, I foresee significant opportunities for the fund in those areas previously underweighted by the fund, such as interest-rate sensitive issues. If I can continue to find the right names before they make the headlines, I have a strong chance of staying a few steps ahead of the market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks capital
appreciation

START DATE: December 31,
1983

SIZE: as of November 30,
1999, more than $516 million

MANAGER: Harris Leviton,
since 1996; joined Fidelity in
1986

HARRIS LEVITON ON VALUE
INVESTING IN A
GROWTH-DRIVEN MARKETPLACE:

"I expect that shareholders who
invest in this fund are somewhat
averse to risk to begin with, and are
not terribly comfortable with a
strategy that involves chasing
high-flying valuations. Much of the
unusually strong run-up in tech
stocks during the period was driven
by hype more than anything
fundamental. My decision to stay
the course in this unusually fragile
market environment actually helped,
as a whole new set of investment
opportunities in the shape of mid-cap
stocks emerged onto the scene. With
the rest of the market so neglected
and thrown off-kilter, many mid-cap
stocks made a compelling case for
themselves. In the past, you've
always been able to buy cheap
stocks, but they were typically
small-cap, illiquid issues. Recently,
however, I took advantage of the
unique opportunity to buy some good
larger-cap names - such as Hertz,
Jones Apparel Group, Inc. and
Outback Steakhouse, Inc. - that
were attractively priced relative to
their earnings growth.

"I see many of the popular tech
stocks as unsustainable bubbles, as
valuations run miles ahead of
company fundamentals. If you go
back to prior bubbles, such as the
biotechnology and even Internet
stocks of a few years ago, you'll see
that many of the big names dropped
off considerably from their highs. So,
the key for the value investor when
market sentiment does eventually
shift is to comb the debris, as there
assuredly will be a few gems left
behind."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO

Cable Design Technology Corp.    6.5                      3.6

Midway Games, Inc.               5.6                      2.5

Performance Technologies, Inc.   4.3                      1.9

Jack in the Box, Inc.            4.2                      0.0

WMS Industries, Inc.             4.2                      4.6

Alliance Pharmaceutical Corp.    3.1                      1.7

USG Corp.                        2.5                      2.6

I-Stat Corp.                     2.3                      1.4

Cygnus, Inc.                     2.0                      1.8

Sega Enterprises                 2.0                      0.0

                                 36.7                     20.1

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO

MEDIA & LEISURE                  15.7                     14.2

TECHNOLOGY                       13.5                     10.3

RETAIL & WHOLESALE               12.2                     11.3

BASIC INDUSTRIES                 11.9                     12.1

DURABLES                         11.3                     10.3



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                     AS OF MAY 31, 1999 **

Stocks                           99.6%                        Stocks                             99.2%

Convertible  Securities           0.7%                        Convertible  Securities             0.6%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 (0.3)% A                     Net Other Assets                    0.2%

* FOREIGN INVESTMENTS              3.7%                       ** FOREIGN INVESTMENTS              1.9%

Row: 1, Col: 1, Value: 99.59999999999999                      Row: 1, Col: 1, Value: 99.2
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.7000000000000001                     Row: 1, Col: 4, Value: 0.6000000000000001
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 0.0                                    Row: 1, Col: 8, Value: 0.2



 A SHORT-TERM INVESTMENTS AND NET OTHER ASSETS ARE NOT INCLUDED IN THE
PIE CHART.

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENT.



INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 99.6%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.5%

DEFENSE ELECTRONICS - 0.5%

Herley Industries, Inc.           208,666                  $ 2,830,033

BASIC INDUSTRIES - 11.9%

CHEMICALS & PLASTICS - 0.3%

Associated Materials, Inc.        74,000                    1,086,875

M.A. Hanna Co.                    43,300                    451,944

                                                            1,538,819

IRON & STEEL - 2.4%

Cold Metal Products, Inc.         96,400                    337,400

Nucor Corp.                       134,300                   6,773,756

Oregon Steel Mills, Inc.          290,000                   2,356,250

Steel Dynamics, Inc. (a)          189,900                   2,611,125

                                                            12,078,531

METALS & MINING - 8.9%

Belden, Inc.                      216,500                   4,330,000

Brush Wellman, Inc.               137,500                   2,234,375

Cable Design Technology Corp.     1,409,450                 33,738,704
(a)

Commonwealth Industries, Inc.     439,700                   5,661,138

                                                            45,964,217

PAPER & FOREST PRODUCTS - 0.3%

Mercer International, Inc.        407,900                   1,708,081
(SBI)

TOTAL BASIC INDUSTRIES                                      61,289,648

CONSTRUCTION & REAL ESTATE -
10.6%

BUILDING MATERIALS - 6.1%

American Standard Companies,      260,000                   10,123,750
Inc. (a)

Lennox International, Inc.        340,000                   3,867,500

Rock of Ages Corp. Class A (a)    172,800                   1,036,800

USG Corp.                         257,700                   12,788,363

York International Corp.          158,100                   3,527,606

                                                            31,344,019

CONSTRUCTION - 4.5%

Beazer Homes USA, Inc. (a)        237,000                   4,488,188

Butler Manufacturing Co.          47,000                    1,007,563

Engle Homes, Inc.                 202,200                   2,161,013

Lennar Corp.                      326,200                   5,321,138

M/I Schottenstein Homes, Inc.     222,600                   3,505,950

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
CONTINUED

CONSTRUCTION - CONTINUED

NCI Building Systems, Inc. (a)    51,800                   $ 861,175

U.S. Home Corp. (a)               230,800                   5,943,100

                                                            23,288,127

TOTAL CONSTRUCTION & REAL                                   54,632,146
ESTATE

DURABLES - 11.3%

AUTOS, TIRES, & ACCESSORIES -
2.3%

American Axle & Manufacturing     190,000                   2,446,250
Holdings, Inc.

Navistar International Corp.      190,000                   7,065,625
(a)

Sonic Automotive, Inc. (a)        252,500                   2,272,500

                                                            11,784,375

CONSUMER DURABLES - 0.5%

CompX International, Inc.         125,300                   2,294,556
Class A (a)

Mikasa, Inc.                      51,800                    563,325

                                                            2,857,881

CONSUMER ELECTRONICS - 0.6%

Fossil, Inc. (a)                  60,000                    1,260,000

Movado Group, Inc.                87,500                    2,078,125

                                                            3,338,125

HOME FURNISHINGS - 2.0%

Bassett Furniture Industries,     234,300                   3,734,156
Inc.

Furniture Brands                  20,000                    390,000
International, Inc. (a)

Heilig-Meyers Co.                 135,600                   491,550

Maxim Group, Inc. (a)(b)          999,400                   5,621,625

                                                            10,237,331

TEXTILES & APPAREL - 5.9%

Galey & Lord, Inc. (a)            115,800                   289,500

Jones Apparel Group, Inc. (a)     222,900                   5,948,644

Maxwell Shoe, Inc. Class A        879,600                   7,806,450
(a)(b)

Mohawk Industries, Inc. (a)       300,000                   7,481,250

Quaker Fabric Corp. (a)           95,000                    323,594

Shaw Industries, Inc.             540,000                   8,471,250

                                                            30,320,688

TOTAL DURABLES                                              58,538,400

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

ENERGY - 3.5%

ENERGY SERVICES - 3.5%

McDermott International, Inc.     260,000                  $ 2,226,250

Santa Fe International Corp.      455,800                   10,397,938

Smith International, Inc. (a)     141,200                   5,630,350

                                                            18,254,538

FINANCE - 0.8%

INSURANCE - 0.8%

UICI (a)                          30,000                    735,000

Xl Capital Ltd.                   61,600                    3,141,600

                                                            3,876,600

HEALTH - 10.3%

DRUGS & PHARMACEUTICALS - 5.5%

Alliance Pharmaceutical Corp.     3,520,100                 15,840,450
(a)(b)

Natrol, Inc. (a)                  95,000                    748,125

Nature's Sunshine Products,       47,500                    400,781
Inc.

NBTY, Inc. (a)                    140,000                   1,369,375

Sepracor, Inc. (a)                67,400                    6,546,225

Twinlab Corp. (a)                 210,000                   2,047,500

Watson Pharmaceuticals, Inc.      40,000                    1,487,500
(a)

                                                            28,439,956

MEDICAL EQUIPMENT & SUPPLIES
- 4.8%

Cygnus, Inc. (a)                  1,061,650                 10,550,147

I-Stat Corp. (a)(b)               866,500                   11,643,594

Oakley, Inc. (a)                  445,700                   2,674,200

                                                            24,867,941

TOTAL HEALTH                                                53,307,897

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.0%

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.9%

Columbus McKinnon Corp.           221,900                   2,302,213

Hardinge, Inc.                    17,500                    236,250

Milacron, Inc.                    327,200                   4,764,850

TB Wood's Corp.                   259,300                   2,479,556

                                                            9,782,869

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 0.1%

Waste Management, Inc.            40,000                   $ 650,000

TOTAL INDUSTRIAL MACHINERY &                                10,432,869
EQUIPMENT

MEDIA & LEISURE - 15.7%

ENTERTAINMENT - 0.2%

Hollywood Entertainment Corp.     60,000                    847,500
(a)

LEISURE DURABLES & TOYS - 3.9%

Hasbro, Inc.                      435,000                   9,379,688

Sega Enterprises                  300,000                   10,527,348

                                                            19,907,036

LODGING & GAMING - 4.8%

Mirage Resorts, Inc. (a)          253,100                   3,242,844

WMS Industries, Inc. (a)(b)       1,890,100                 21,499,888

                                                            24,742,732

RESTAURANTS - 6.8%

CKE Restaurants, Inc.             481,600                   3,100,300

Jack in the Box, Inc. (a)         1,037,700                 21,856,556

Morton's Restaurant Group,        424,800                   6,345,450
Inc. (a)(b)

Outback Steakhouse, Inc. (a)      171,300                   4,036,256

                                                            35,338,562

TOTAL MEDIA & LEISURE                                       80,835,830

NONDURABLES - 2.1%

AGRICULTURE - 0.7%

Saskatchewan Wheat Pool:

Class B (non-vtg.)                478,300                   2,594,873

Class B (non-vtg.) (c)            158,000                   857,182

                                                            3,452,055

FOODS - 1.4%

Aurora Foods, Inc. (a)            291,900                   2,627,100

Corn Products International,      68,400                    2,146,050
Inc.

Vlasic Foods International,       321,400                   2,490,850
Inc. (a)

                                                            7,264,000

TOTAL NONDURABLES                                           10,716,055

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

RETAIL & WHOLESALE - 12.2%

APPAREL STORES - 2.8%

Big Dog Holdings, Inc. (b)        1,011,600                $ 7,207,650

Claire's Stores, Inc.             21,100                    457,606

Wet Seal, Inc. Class A (a)        501,300                   6,830,213

                                                            14,495,469

GENERAL MERCHANDISE STORES -
5.4%

Ames Department Stores, Inc.      170,000                   4,515,625
(a)

Consolidated Stores Corp. (a)     419,900                   6,613,425

Freds, Inc. Class A (b)           761,375                   9,897,875

Shopko Stores, Inc. (a)           193,200                   4,383,225

Stein Mart, Inc. (a)              382,300                   2,317,694

                                                            27,727,844

GROCERY STORES - 1.4%

Kroger Co. (a)                    30,000                    639,375

Whole Foods Market, Inc. (a)      165,600                   6,510,150

                                                            7,149,525

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.6%

Borders Group, Inc. (a)           450,000                   6,975,000

Cameron Ashley Building           120,000                   960,000
Products, Inc. (a)

Electronics Boutique Holding      105,000                   2,264,063
Corp. (a)

Sunglass Hut International,       55,000                    673,750
Inc. (a)

Toys 'R' Us, Inc. (a)             157,300                   2,752,750

                                                            13,625,563

TOTAL RETAIL & WHOLESALE                                    62,998,401

SERVICES - 1.3%

LEASING & RENTAL - 0.5%

Avis Rent A Car, Inc. (a)         10,000                    191,250

Hertz Corp. Class A               59,500                    2,517,594

                                                            2,708,844

PRINTING - 0.1%

Schawk, Inc. Class A              29,900                    254,150

SERVICES - 0.7%

CDI Corp. (a)                     34,700                    841,475

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SERVICES - CONTINUED

SERVICES - CONTINUED

H&R Block, Inc.                   1,200                    $ 51,600

Service Corp. International       380,000                   2,873,750

                                                            3,766,825

TOTAL SERVICES                                              6,729,819

TECHNOLOGY - 13.1%

COMMUNICATIONS EQUIPMENT - 0.7%

Andrew Corp. (a)                  86,300                    1,202,806

Tollgrade Communications,         88,900                    2,505,869
Inc. (a)

                                                            3,708,675

COMPUTER SERVICES & SOFTWARE
- 7.5%

Activision, Inc. (a)              330,000                   4,955,156

GT Interactive Software Corp.     823,700                   1,698,881
(a)

Interplay Entertainment Corp.     770,000                   1,443,750
(a)

Midway Games, Inc. (a)            1,345,359                 29,093,388

The 3DO Co. (a)                   176,500                   1,671,234

                                                            38,862,409

COMPUTERS & OFFICE EQUIPMENT
- 4.6%

Ciprico, Inc. (a)                 115,200                   1,476,000

Performance Technologies,         1,091,450                 22,101,863
Inc. (a)(b)

                                                            23,577,863

ELECTRONIC INSTRUMENTS - 0.0%

Beckman Coulter, Inc.             1,000                     47,750

ELECTRONICS - 0.3%

Richardson Electronics Ltd.       238,000                   1,576,750

TOTAL TECHNOLOGY                                            67,773,447

TRANSPORTATION - 3.9%

RAILROADS - 3.8%

Burlington Northern Santa Fe      299,100                   8,673,900
Corp.

Genesee & Wyoming, Inc. Class     139,400                   1,646,663
A (a)

Trinity Industries, Inc.          295,500                   8,643,375

Union Pacific Corp.               10,000                    470,625

                                                            19,434,563

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TRANSPORTATION - CONTINUED

TRUCKING & FREIGHT - 0.1%

SPACEHAB, Inc. (a)                90,000                   $ 438,750

TOTAL TRANSPORTATION                                        19,873,313

UTILITIES - 0.4%

ELECTRIC UTILITY - 0.4%

Bangor Hydro-Electric Co.         55,600                    893,075

CMS Energy Corp.                  10,000                    332,500

Illinova Corp.                    28,400                    912,350

                                                            2,137,925

TOTAL COMMON STOCKS                                         514,226,921
(Cost $540,897,025)


CONVERTIBLE BONDS - 0.7%

MOODY'S RATINGS (UNAUDITED)               PRINCIPAL AMOUNT

TECHNOLOGY - 0.4%

ELECTRONICS - 0.4%

Richardson Electronics Ltd.:

7.25% 12/15/06                    B3      $ 404,000                      303,000

8.25% 6/15/06                     B3       1,978,000                     1,542,840

                                                                         1,845,840

TRANSPORTATION - 0.3%

TRUCKING & FREIGHT - 0.3%

SPACEHAB, Inc. 8% 10/15/07 (c)    -        2,500,000                     1,750,000

TOTAL CONVERTIBLE BONDS                                                  3,595,840
(Cost $4,560,430)


CASH EQUIVALENTS - 3.8%

                               SHARES                      VALUE (NOTE 1)

Central Cash Collateral Fund,   19,455,600                 $ 19,455,600
5.69% (Cost $19,455,600) (d)

TOTAL INVESTMENT PORTFOLIO -                                537,278,361
104.1%
(Cost $564,913,055)

NET OTHER ASSETS - (4.1)%                                   (21,198,150)

NET ASSETS - 100%                                         $ 516,080,211

LEGEND

(a) Non-income producing

(b) Affiliated company

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,607,182 or 0.5% of net assets.

(d) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $565,090,140. Net unrealized depreciation aggregated $27,811,779, of which $90,734,494 related to appreciated investment securities and $118,546,273 related to depreciated investment securities.

The fund hereby designates approximately $52,999,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       NOVEMBER 30, 1999

ASSETS

Investment in securities, at                $ 537,278,361
value (cost $564,913,055) -
See accompanying schedule

Receivable for investments                   5,358,269
sold

Receivable for fund shares                   223,503
sold

Dividends receivable                         138,514

Interest receivable                          115,568

Other receivables                            106,353

 TOTAL ASSETS                                543,220,568

LIABILITIES

Payable to custodian bank      $ 1,042,171

Payable for investments         5,004,583
purchased

Payable for fund shares         1,118,781
redeemed

Accrued management fee          148,121

Distribution fees payable       241,824

Other payables and accrued      129,277
expenses

Collateral on securities        19,455,600
loaned, at value

 TOTAL LIABILITIES                           27,140,357

NET ASSETS                                  $ 516,080,211

Net Assets consist of:

Paid in capital                             $ 393,443,169

Accumulated undistributed net                150,274,352
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (27,637,310)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 516,080,211

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                        NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $26.76
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($7,882,883 (divided by)
294,546 shares)

Maximum offering price per         $28.39
share (100/94.25 of $26.76)

CLASS T: NET ASSET VALUE and       $27.13
redemption price per share
($393,433,958 (divided by)
14,499,225 shares)

Maximum offering price per         $28.11
share (100/96.50 of $27.13)

CLASS B: NET ASSET VALUE and       $26.36
offering price per share
($91,945,368 (divided by)
3,487,991 shares) A

INITIAL CLASS: NET ASSET           $27.74
VALUE, offering price and
redemption   price per share
($18,780,945 (divided by)
677,110 shares)

INSTITUTIONAL CLASS: NET           $27.21
ASSET VALUE, offering price
and redemption   price per
share ($4,037,057 (divided
by) 148,367 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                               YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                               $ 3,123,075
Dividends (including $214,367
received from  affiliated
issuers)

Interest                                         492,985

Security lending                                 67,301

 TOTAL INCOME                                    3,683,361

EXPENSES

Management fee Basic fee         $ 3,163,911

 Performance adjustment           (1,270,220)

Transfer agent fees               1,230,694

Distribution fees                 3,056,120

Accounting and security           245,221
lending fees

Non-interested trustees'          2,508
compensation

Custodian fees and expenses       26,934

Registration fees                 100,404

Audit                             38,767

Legal                             119,502

Interest                          30,379

Reports to shareholders           19,402

Miscellaneous                     1,589

 Total expenses before            6,765,211
reductions

 Expense reductions               (99,333)       6,665,878

NET INVESTMENT INCOME (LOSS)                     (2,982,517)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            153,443,657
(including realized gain
(loss) of   $3,447,924 on
sales of investments in
affiliated issuers)

 Foreign currency transactions    (14,034)       153,429,623

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (63,938,806)

 Assets and liabilities in        (4,284)        (63,943,090)
foreign currencies

NET GAIN (LOSS)                                  89,486,533

NET INCREASE (DECREASE) IN                      $ 86,504,016
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (2,982,517)                 $ (3,813,374)
income (loss)

 Net realized gain (loss)       153,429,623                   39,859,599

 Change in net unrealized       (63,943,090)                  (66,249,832)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     86,504,016                    (30,203,607)
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (27,598,905)                  (55,555,575)
from net realized gains

Share transactions - net        (115,529,434)                 (9,889,615)
increase (decrease)

  TOTAL INCREASE (DECREASE)     (56,624,323)                  (95,648,797)
IN NET ASSETS

NET ASSETS

 Beginning of period            572,704,534                   668,353,331

 End of period                 $ 516,080,211                 $ 572,704,534


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999      1998      1997 I       1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 23.89   $ 27.51   $ 22.51      $ 23.48
period

Income from Investment
Operations

Net investment income (loss) E    (.10)     (.14)     (.13)        .08

Net realized and unrealized       4.15      (1.09)    6.00         1.26
gain (loss)

Total from investment             4.05      (1.23)    5.87         1.34
operations

Less Distributions

From net investment income        -         -         -            (.37)

From net realized gain            (1.18)    (2.39)    (.87)        (1.94)

Total distributions               (1.18)    (2.39)    (.87)        (2.31)

Net asset value, end of period   $ 26.76   $ 23.89   $ 27.51      $ 22.51

TOTAL RETURN B, C                 17.62%    (4.45)%   26.96%       5.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,883   $ 4,613   $ 2,309      $ 638
(000 omitted)

Ratio of expenses to average      1.10%     1.24% G   1.49% A, G   .99% A, D
net assets

Ratio of expenses to average      1.08% H   1.23% H   1.47% A, H   .97% A, H
net assets after expense
reductions

Ratio of net investment           (.40)%    (.59)%    (.59)% A     1.00% A
income (loss) to average net
assets

Portfolio turnover                60%       64%       61% A        151%

a ANNUALIZED
b THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO DECEMBER 31, 1996.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. I ELEVEN MONTHS ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999       1998       1997 J       1996 I     1995 I     1994 H       1994 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 24.23    $ 27.78    $ 22.69      $ 24.88    $ 18.70    $ 19.96      $ 22.52
period

Income from Investment
Operations

Net investment income (loss)      (.12) D    (.13) D    (.07) D      .17 D      .39        .10 D        .39 D

Net realized and unrealized       4.20       (1.10)     6.03         .18        6.73       (.75)        (.81)
gain (loss)

Total from investment             4.08       (1.23)     5.96         .35        7.12       (.65)        (.42)
operations

Less Distributions

From net investment income        -          -          -            (.19)      (.39)      (.35)        (.43)

From net realized gain            (1.18)     (2.32)     (.87)        (2.35)     (.55)      (.26)        (1.71)

 Total distributions              (1.18)     (2.32)     (.87)        (2.54)     (.94)      (.61)        (2.14)

Net asset value, end of period   $ 27.13    $ 24.23    $ 27.78      $ 22.69    $ 24.88    $ 18.70      $ 19.96

TOTAL RETURN B, C                 17.49%     (4.40)%    27.15%       1.53%      38.16%     (3.26)%      (2.24)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 393,434  $ 443,578  $ 529,043    $ 560,645  $ 619,993  $ 375,691    $ 385,349
(000 omitted)

Ratio of expenses to average      1.18%      1.16%      1.24% A      1.28%      1.61%      1.73% A, E   1.85%
net assets

Ratio of expenses to average      1.16% F    1.15% F    1.23% A, F   1.27% F    1.61%      1.73% A      1.84% F
net assets after   expense
reductions

Ratio of net investment           (.48)%     (.53)%     (.29)% A     .70%       1.90%      2.03% A      1.89%
income (loss) to   average
net assets

Portfolio turnover                60%        64%        61% A        151%       142%       228% A       159%


A  ANNUALIZED
B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN.
C TOTAL
RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER.
F FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES.
G YEAR ENDED SEPTEMBER 30
H THREE MONTHS ENDED DECEMBER 31
I YEAR ENDED DECEMBER 31
J ELEVEN MONTHS ENDED NOVEMBER 30



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999      1998       1997 J       1996 I    1995 I    1994 H      1994 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 23.69   $ 27.23    $ 22.36      $ 24.56   $ 18.57   $ 19.98     $ 19.65
period

Income from Investment
Operations

Net investment income (loss)      (.26) D   (.27) D    (.18) D      .04 D     .38       .06 D       .05 D

Net realized and unrealized       4.11      (1.07)     5.92         .18       6.54      (.74)       .28
gain (loss)

Total from investment             3.85      (1.34)     5.74         .22       6.92      (.68)       .33
operations

Less Distributions

From net investment income        -         -          -            (.07)     (.38)     (.47)       -

From net realized gain            (1.18)    (2.20)     (.87)        (2.35)    (.55)     (.26)       -

Total distributions               (1.18)    (2.20)     (.87)        (2.42)    (.93)     (.73)       -

Net asset value, end of period   $ 26.36   $ 23.69    $ 27.23      $ 22.36   $ 24.56   $ 18.57     $ 19.98

TOTAL RETURN B, C                 16.89%    (4.94)%    26.55%       1.00%     37.35%    (3.41)%     1.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 91,945  $ 101,234  $ 109,646    $ 98,535  $ 87,566  $ 17,090    $ 8,824
(000 omitted)

Ratio of expenses to average      1.72%     1.71%      1.78% A      1.80%     2.11%     2.58%A      2.63%A, F
net assets

Ratio of expenses to average      1.70% G   1.70% G    1.77% A, G   1.79%G    2.10%G    2.53%A, G   2.63%A
net assets after expense
reductions

Ratio of net investment           (1.02)%   (1.07)%    (.84)% A     .18%      1.40%     1.22%A      1.11%A
income (loss) to average net
assets

Portfolio turnover                60%       64%        61%A         151%      142%      228%A       159%


A  ANNUALIZED
B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN.
C TOTAL
RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
E FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER.
F FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES.
G YEAR ENDED SEPTEMBER 30
H THREE MONTHS ENDED DECEMBER 31
I YEAR ENDED DECEMBER 31
J ELEVEN MONTHS ENDED NOVEMBER 30



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.


FINANCIAL HIGHLIGHTS - INITIAL CLASS

YEARS ENDED NOVEMBER 30,         1999      1998       1997 J      1996 I    1995 I    1994 H       1994 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 24.61   $ 28.19    $ 22.90     $ 25.10   $ 18.86   $ 20.23      $ 22.72
period

Income from Investment
Operations

Net investment income (loss)      .02 D     (.02) D    .04 D       .28 D     .50       .13 D        .54 D

Net realized and unrealized       4.29      (1.12)     6.12        .19       6.79      (.74)        (.81)
gain (loss)

Total from investment             4.31      (1.14)     6.16        .47       7.29      (.61)        (.27)
operations

Less Distributions

From net investment income        -         - E        -           (.32)     (.50)     (.50)        (.51)

From net realized gain            (1.18)    (2.44) E   (.87)       (2.35)    (.55)     (.26)        (1.71)

Total distributions               (1.18)    (2.44)     (.87)       (2.67)    (1.05)    (.76)        (2.22)

Net asset value, end of period   $ 27.74   $ 24.61    $ 28.19     $ 22.90   $ 25.10   $ 18.86      $ 20.23

TOTAL RETURN B, C                 18.18%    (3.98)%    27.79%      2.00%     38.75%    (3.02)%      (1.51)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 18,781  $ 18,471   $ 21,792    $ 20,406  $ 23,428  $ 17,583     $ 18,850
(000 omitted)

Ratio of expenses to average      .63%      .70%       .77% A      .82%      1.04%     1.14% A      1.15%
net assets

Ratio of expenses to average      .61% F    .69% F     .76% A, F   .81% F    1.03% F   1.11% A, F   1.14% F
net assets after expense
reductions

Ratio of net investment           .06%      (.06)%     .18% A      1.16%     2.47%     2.65% A      2.60%
income (loss) to average net
assets

Portfolio turnover                60%       64%        61% A       151%      142%      228% A       159%

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
FORMER ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN
ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E THE AMOUNTS
SHOWN REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO
BOOK TO TAX DIFFERENCES. F
FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES. G YEAR ENDED
SEPTEMBER 30 H THREE MONTHS
ENDED DECEMBER 31 I YEAR
ENDED DECEMBER 31  J ELEVEN
MONTHS ENDED NOVEMBER 30



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999     1998      1997 H       1996 G    1995 E

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 24.17  $ 27.63   $ 22.57      $ 24.80   $ 22.35
of period

Income from Investment
Operations

Net investment income (loss)      .01 D    (.05) D   (.05) D      .29 D     .55

Net realized and unrealized       4.21     (1.10)    5.98         .17       3.00
gain (loss)

Total from investment             4.22     (1.15)    5.93         .46       3.55
operations

Less Distributions

From net investment income        -        -         -            (.34)     (.55)

From net realized gain            (1.18)   (2.31)    (.87)        (2.35)    (.55)

Total distributions               (1.18)   (2.31)    (.87)        (2.69)    (1.10)

Net asset value, end of period   $ 27.21  $ 24.17   $ 27.63      $ 22.57   $ 24.80

TOTAL RETURN B, C                 18.14%   (4.12)%   27.16%       1.99%     15.96%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,037  $ 4,808   $ 5,564      $ 41,832  $ 20,429
(000 omitted)

Ratio of expenses to average      .65%     .85%      1.06% A      .78%      .97% A
net assets

Ratio of expenses to average      .63% F   .84% F    1.05% A, F   .76% F    .96% A, F
net assets after expense
reductions

Ratio of net investment           .05%     (.20)%    (.21)% A     1.21%     2.55% A
income (loss) to average net
assets

Portfolio turnover                60%      64%       61% A        151%      142%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO DECEMBER 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. G YEAR ENDED DECEMBER 31
H ELEVEN MONTHS ENDED NOVEMBER 30

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Value Strategies Fund (formerly Fidelity Advisor Strategic Opportunities Fund) (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

2. OPERATING POLICIES - CONTINUED

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $326,993,414 and $457,809,129, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .35% of average net assets after the performance adjustment. Effective July 1, 1999, the fund's performance adjustment will be phased out over an 18 month period. During the phase out period the performance adjustment can decrease, but not increase, the management fee owed by the fund.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares, except for the Initial Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 12,567     $ 47

CLASS T    2,102,754    47,996

CLASS B    940,799      706,651

          $ 3,056,120  $ 754,694


SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 60,131     $ 15,219

CLASS T    100,062      27,794

CLASS B    310,833      310,833*

          $ 471,026    $ 353,846

* WHEN CLASS B SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B and Institutional Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 19,585     .39

CLASS T                 924,947     .22

CLASS B                 243,082     .26

INITIAL CLASS           33,017      .18

INSTITUTIONAL CLASS     10,063      .20

                       $ 1,230,694

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. FSC, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $59,622 for the period.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $6,874,857. The weighted average interest rate was 5.15%. Interest expense includes $13,764 paid under the interfund lending program.

6. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $17,104,519. The fund received cash collateral of $19,455,600 which was invested in cash equivalents.

7. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,622,341. The weighted average interest rate was 5.18%. Interest expense includes $16,615 paid under the bank borrowing program.

8. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $99,080 under this arrangement.

In addition, through an arrangement with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the Institutional Class' transfer agent fees were reduced by $253 under its transfer agent arrangement.

9. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        YEAR ENDED  NOVEMBER 30, 1999  YEAR ENDED  NOVEMBER 30, 1998

FROM NET REALIZED GAIN

Class A                 $ 222,049                      $ 203,594

Class T                  21,323,385                     44,119,122

Class B                  4,978,545                      8,992,409

Initial Class            879,463                        1,877,364

Institutional Class      195,463                        363,086

Total                   $ 27,598,905                   $ 55,555,575


10. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

                                1999                     1998                     1999                     1998



CLASS A Shares sold              189,244                  149,962                 $ 4,980,595              $ 3,743,916

Reinvestment of distributions    9,198                    8,353                    219,449                  200,346

Shares redeemed                  (97,013)                 (49,135)                 (2,391,263)              (1,208,504)

Net increase (decrease)          101,429                  109,180                 $ 2,808,781              $ 2,735,758

CLASS T Shares sold              7,021,436                4,972,644               $ 184,171,697            $ 126,364,372

Reinvestment of distributions    765,934                  1,556,391                18,545,471               37,826,161

Shares redeemed                  (11,595,790)             (7,262,586)              (298,993,825)            (182,732,848)

Net increase (decrease)          (3,808,420)              (733,551)               $ (96,276,657)           $ (18,542,315)

CLASS B Shares sold              490,766                  933,371                 $ 12,463,120             $ 23,549,084

Reinvestment of distributions    193,943                  346,309                  4,585,887                8,275,545

Shares redeemed                  (1,469,616)              (1,032,851)              (35,592,100)             (25,089,860)

Net increase (decrease)          (784,907)                246,829                 $ (18,543,093)           $ 6,734,769

INITIAL CLASS Shares sold        2,550                    2,933                   $ 67,252                 $ 75,101

Reinvestment of distributions    31,786                   68,311                   782,724                  1,679,237

Shares redeemed                  (107,664)                (93,899)                 (2,722,193)              (2,355,583)

Net increase (decrease)          (73,328)                 (22,655)                $ (1,872,217)            $ (601,245)

INSTITUTIONAL CLASS Shares       227,449                  220,720                 $ 5,865,023              $ 5,783,275
sold

Reinvestment of distributions    7,153                    11,710                   172,793                  283,206

Shares redeemed                  (285,143)                (234,866)                (7,684,064)              (6,283,063)

Net increase (decrease)          (50,541)                 (2,436)                 $ (1,646,248)            $ (216,582)


11. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AFFILIATE                            PURCHASE COST      SALES COST        DIVIDEND INCOME      VALUE

AFC Cable Systems, Inc.              $ -                $ 1,826,820       $ -                  $ -

Alliance Pharmaceutical Corp.         2,306,591          -                 -                    15,840,450

Big Dog Holdings, Inc.                -                  -                 101,160              7,207,650

Freds, Inc. Class A                   1,992,627          -                 113,207              9,897,875

Harveys Casino Resorts                -                  6,582,078         -                    -

I-Stat Corp.                          288,738            -                 -                    11,643,594

Maxim Group, Inc.                     -                  -                 -                    5,621,625

Maxwell Shoe, Inc. Class A            781,342            -                 -                    7,806,450

Morton's Restaurant Group,            -                  -                 -                    6,345,450
Inc.

Performance Technologies, Inc.        733,850            504,604           -                    22,101,863

Reno Air, Inc.                        -                  2,835,000         -                    -

Silicon Gaming, Inc.                  -                  3,222,531         -                    -

WMS Industries, Inc.                  770,608            27,802            -                    21,499,888

TOTALS                               $ 6,873,756        $ 14,998,835      $ 214,367            $ 107,964,845


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Value Strategies Fund as of November 30, 1999, and the related statements of operations , changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the six-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

           PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Class A    12/20/99 12/17/99    -         $5.43
            1/10/00   1/7/00    -         $.31
Class T    12/20/99 12/17/99    -         $5.33
            1/10/00   1/7/00    -         $.31
Class B    12/20/99 12/17/99    -         $5.19
            1/10/00   1/7/00    -         $.31

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Harris Leviton, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karsetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified
 International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
 Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUND
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Funds

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
VALUE STRATEGIES
FUND - INSTITUTIONAL CLASS
(FORMERLY FIDELITY ADVISOR
STRATEGIC OPPORTUNITIES FUND)

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on stock market
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     6   The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            9   A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   10  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          18  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets,  as
                                  well as financial highlights.

NOTES                         27  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  37  The auditors' opinion.

DISTRIBUTIONS                 38

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Distributors Corporation.

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THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY
BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR VALUE STRATEGIES FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Initial Class. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV VALUE STRATEGIES    18.14%       105.97%       212.29%
- INST CL

Russell Midcap Value             0.24%        125.59%       259.46%

S&P 500(registered trademark)    20.90%       236.51%       415.33%

Capital Appreciation Funds       36.51%       172.31%       308.99%
Average

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Russell Midcap Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. corporations, and the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 275 mutual funds. These benchmarks reflect the reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY ADV VALUE STRATEGIES  18.14%       15.55%        12.06%
- INST CL

Russell Midcap Value           0.24%        17.67%        13.65%

S&P 500                        20.90%       27.47%        17.82%

Capital Appreciation Funds     36.51%       20.11%        13.68%
Average

AVERAGE ANNUAL TOTAL RETURNS take the Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             FA Value Strategies -CL I   Russell Midcap Value
             00694                       RS013
  1989/11/30      10000.00                    10000.00
  1989/12/31      10304.49                    10118.84
  1990/01/31       9635.84                     9400.65
  1990/02/28       9692.86                     9588.95
  1990/03/31       9703.22                     9699.75
  1990/04/30       9309.29                     9170.45
  1990/05/31       9615.11                     9913.31
  1990/06/30       9708.41                     9701.48
  1990/07/31       9744.69                     9427.06
  1990/08/31       9070.85                     8470.64
  1990/09/30       9003.47                     7805.84
  1990/10/31       9003.47                     7490.10
  1990/11/30       9402.59                     8154.31
  1990/12/31       9624.98                     8491.88
  1991/01/31       9945.45                     9022.33
  1991/02/28      10537.50                     9742.81
  1991/03/31      10874.27                    10067.74
  1991/04/30      11026.35                    10243.99
  1991/05/31      11422.87                    10706.70
  1991/06/30      11069.81                    10279.58
  1991/07/31      11406.57                    10774.44
  1991/08/31      11656.43                    11087.32
  1991/09/30      11705.32                    10988.58
  1991/10/31      11477.19                    11199.84
  1991/11/30      11205.60                    10674.55
  1991/12/31      11905.19                    11711.92
  1992/01/31      11930.80                    12013.32
  1992/02/29      12167.76                    12461.68
  1992/03/31      11866.76                    12272.23
  1992/04/30      12097.31                    12585.68
  1992/05/31      12494.36                    12702.22
  1992/06/30      12500.77                    12604.05
  1992/07/31      12885.01                    13109.25
  1992/08/31      12673.68                    12726.33
  1992/09/30      12628.85                    12980.65
  1992/10/31      12731.31                    13251.62
  1992/11/30      13275.66                    13810.21
  1992/12/31      13509.37                    14251.11
  1993/01/31      13763.47                    14611.63
  1993/02/28      14158.73                    14927.38
  1993/03/31      14610.45                    15445.78
  1993/04/30      14328.12                    15173.66
  1993/05/31      14673.97                    15515.82
  1993/06/30      14808.08                    15838.45
  1993/07/31      15132.76                    16012.40
  1993/08/31      16085.61                    16558.36
  1993/09/30      16036.20                    16515.30
  1993/10/31      16551.45                    16328.15
  1993/11/30      15859.75                    15950.40
  1993/12/31      16356.07                    16477.41
  1994/01/31      16512.21                    16957.35
  1994/02/28      15942.29                    16655.95
  1994/03/31      15341.13                    16010.68
  1994/04/30      15466.05                    16246.63
  1994/05/31      15512.89                    16267.29
  1994/06/30      15512.89                    15968.20
  1994/07/31      15903.25                    16606.58
  1994/08/31      16004.75                    17223.15
  1994/09/30      15793.95                    16684.65
  1994/10/31      15637.81                    16669.73
  1994/11/30      15161.57                    15934.32
  1994/12/31      15317.08                    16126.64
  1995/01/31      15983.04                    16581.89
  1995/02/28      16405.36                    17418.91
  1995/03/31      16559.67                    17746.14
  1995/04/30      16925.13                    18121.59
  1995/05/31      17379.94                    18850.11
  1995/06/30      18297.66                    19284.69
  1995/07/31      18928.85                    19956.94
  1995/08/31      19478.35                    20347.90
  1995/09/30      20159.06                    20814.63
  1995/10/31      20085.25                    20408.75
  1995/11/30      20634.74                    21524.77
  1995/12/31      21256.44                    21760.15
  1996/01/31      21273.58                    22289.45
  1996/02/29      20857.67                    22501.29
  1996/03/31      20160.38                    22976.06
  1996/04/30      20700.78                    23171.25
  1996/05/31      21310.91                    23392.27
  1996/06/30      21293.48                    23417.53
  1996/07/31      19837.88                    22303.81
  1996/08/31      20604.90                    23238.99
  1996/09/30      21319.62                    24092.08
  1996/10/31      20944.83                    24726.45
  1996/11/30      21694.42                    26278.20
  1996/12/31      21679.11                    26168.55
  1997/01/31      22485.96                    26990.64
  1997/02/28      22160.05                    27447.95
  1997/03/31      20753.22                    26614.24
  1997/04/30      20862.97                    27285.43
  1997/05/31      23576.86                    28893.83
  1997/06/30      24464.86                    29966.35
  1997/07/31      25572.36                    32191.29
  1997/08/31      25981.44                    31815.27
  1997/09/30      28894.87                    33788.49
  1997/10/31      27567.86                    32761.44
  1997/11/30      27567.86                    33866.94
  1997/12/31      27340.61                    35162.65
  1998/01/31      27581.74                    34479.50
  1998/02/28      30195.55                    36783.18
  1998/03/31      31070.47                    38676.79
  1998/04/30      30151.80                    38461.06
  1998/05/31      28325.42                    37562.75
  1998/06/30      28500.40                    37682.53
  1998/07/31      27570.80                    35771.96
  1998/08/31      21872.91                    30741.91
  1998/09/30      23414.95                    32535.74
  1998/10/31      24519.53                    34642.88
  1998/11/30      26433.41                    35860.08
  1998/12/31      27647.30                    36950.04
  1999/01/31      27716.76                    36088.93
  1999/02/28      26052.61                    35295.24
  1999/03/31      26041.13                    35799.37
  1999/04/30      29220.24                    39190.13
  1999/05/31      30528.61                    39353.72
  1999/06/30      32296.05                    39802.42
  1999/07/31      32043.56                    38806.08
  1999/08/31      31458.24                    37464.88
  1999/09/30      31561.53                    35568.55
  1999/10/31      30884.39                    36618.02
  1999/11/30      31228.70                    35946.40
IMATRL PRASUN   SHR__CHT 19991130 19991214 171749 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Value Strategies Fund - Institutional Class on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $31,229 - a 212.29% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,946 - a 259.46% increase. Going forward, the fund will compare its performance to that of the Russell Midcap Value Index rather than the Standard & Poor's 500 Index. The Russell Midcap Value Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER SMALL-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP CORE FUNDS AVERAGES ARE 23.16%, 108.55%, 222.40%, AND 23.16%, 15.57%, 12.15%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Harris Leviton)

An interview with Harris Leviton, Portfolio Manager of Fidelity
Advisor Value Strategies Fund

Q. HOW DID THE FUND PERFORM, HARRIS?

A. For the 12 months that ended November 30, 1999, the fund's
Institutional Class shares returned 18.14%, outpacing the Russell
Midcap Value Index, which returned 0.24%. During the same period, the capital appreciation funds average tracked by Lipper Inc. returned 36.51%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S SOUND PERFORMANCE RELATIVE TO THE RUSSELL INDEX?

A. It was really a function of owning some cheap growth stocks that appreciated in value due to either acquisitions or stronger earnings growth. The story over the past 12 months was a tale of two markets. On the upside, there was the high-profile technology market, in which many stock prices doubled, tripled and, in some cases were up 10-fold and beyond in just a matter of weeks. The rest of the market, however, wasn't as fortunate, suffering as assets rushed out and were funnelled into the technology sector. The broader market recoiled further under the pressure of rising interest rates. Given this dichotomy, it's easy to see why the value-oriented, virtually tech-free Russell index was basically flat over the period. By remaining focused on stock picking, as opposed to mirroring the index or the economy as a whole, I was able to garner excess returns for the fund. The fund struggled to keep pace with the Lipper capital appreciation funds average, a group that includes very few value names and benefited from its high exposure to many aggressive growth stocks during the period.

Q. HOW DID SOME OF YOUR OTHER STRATEGIES PLAY OUT FOR THE FUND DURING
THE PERIOD?

A. The fund's overweighted position in technology relative to the index worked out very well. I would have added more, but there wasn't a lot of value in expensive tech stocks. The fund's significant underweighting in both utilities and finance also helped, as higher interest rates grounded many of the stocks in these sectors. Ordinarily, from a value standpoint, many of these same companies present compelling investment opportunities. However, in a period like the past 12 months, marked by high rates and a strong economy, owning rate-sensitive financials and utilities was a difficult strategy to follow. In addition, I felt many of these same stocks were still expensive even after a period of significant underperformance. Our overweighting in media and leisure lifted the fund, as many strong companies in this arena, such as gaming concern WMS Industries, were trading at extremely favorable levels.

Q. WHAT STOCKS CONTRIBUTED TO PERFORMANCE?

A. Case Corporation - one of the world's leading earth-moving equipment manufacturers - rallied in response to the announcement of its merger with New Holland. I sold off this position during the period to lock in profits. Riding the robust growth in the cable and wireless business, Cable Design Technology and AFC Cable added appreciably to returns. The fund no longer held AFC Cable at the close of the period, as the company was acquired by Tyco International. Communications product manufacturer Performance Technologies - a good example of one of the few value stocks I was able to find within technology - was also a big winner for the fund.

Q. WHICH STOCKS DETRACTED?

A. Floorcovering franchiser Maxim Group was plagued by merger integration problems. Restaurant operator Jack in the Box was a victim of investor sentiment, suffering with the broader market despite strengthening business fundamentals. Specialty retailer Wet Seal, Inc. tumbled on weak sales numbers.

Q. HARRIS, WHAT'S YOUR OUTLOOK?

A. I continue to think that the value segment of the market offers a number of excellent investment opportunities. I'm concerned about the high level of speculation in the marketplace and its effects on the overall market when sentiment begins to shift. I intend to keep a close eye on interest rates for, if they peak, I foresee significant opportunities for the fund in those areas previously underweighted by the fund, such as interest-rate sensitive issues. If I can continue to find the right names before they make the headlines, I have a strong chance of staying a few steps ahead of the market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks capital
appreciation

START DATE: December 31,
1983

SIZE: as of November 30,
1999, more than $516 million

MANAGER: Harris Leviton,
since 1996; joined Fidelity in
1986

HARRIS LEVITON ON VALUE
INVESTING IN A
GROWTH-DRIVEN MARKETPLACE:

"I expect that shareholders who
invest in this fund are somewhat
averse to risk to begin with, and are
not terribly comfortable with a
strategy that involves chasing
high-flying valuations. Much of the
unusually strong run-up in tech
stocks during the period was driven
by hype more than anything
fundamental. My decision to stay
the course in this unusually fragile
market environment actually helped,
as a whole new set of investment
opportunities in the shape of mid-cap
stocks emerged onto the scene. With
the rest of the market so neglected
and thrown off-kilter, many mid-cap
stocks made a compelling case for
themselves. In the past, you've
always been able to buy cheap
stocks, but they were typically
small-cap, illiquid issues. Recently,
however, I took advantage of the
unique opportunity to buy some good
larger-cap names - such as Hertz,
Jones Apparel Group, Inc. and
Outback Steakhouse, Inc. - that
were attractively priced relative to
their earnings growth.

"I see many of the popular tech
stocks as unsustainable bubbles, as
valuations run miles ahead of
company fundamentals. If you go
back to prior bubbles, such as the
biotechnology and even Internet
stocks of a few years ago, you'll see
that many of the big names dropped
off considerably from their highs. So,
the key for the value investor when
market sentiment does eventually
shift is to comb the debris, as there
assuredly will be a few gems left
behind."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO

Cable Design Technology Corp.    6.5                      3.6

Midway Games, Inc.               5.6                      2.5

Performance Technologies, Inc.   4.3                      1.9

Jack in the Box, Inc.            4.2                      0.0

WMS Industries, Inc.             4.2                      4.6

Alliance Pharmaceutical Corp.    3.1                      1.7

USG Corp.                        2.5                      2.6

I-Stat Corp.                     2.3                      1.4

Cygnus, Inc.                     2.0                      1.8

Sega Enterprises                 2.0                      0.0

                                 36.7                     20.1

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO

MEDIA & LEISURE                  15.7                     14.2

TECHNOLOGY                       13.5                     10.3

RETAIL & WHOLESALE               12.2                     11.3

BASIC INDUSTRIES                 11.9                     12.1

DURABLES                         11.3                     10.3



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                     AS OF MAY 31, 1999 **

Stocks                          99.6%                         Stocks                             99.2%

Convertible  Securities          0.7%                         Convertible  Securities             0.6%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets               (0.3)% A                       Net Other Assets                    0.2%

* FOREIGN INVESTMENTS            3.7%                         ** FOREIGN INVESTMENTS              1.9%

Row: 1, Col: 1, Value: 99.59999999999999                      Row: 1, Col: 1, Value: 99.2
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.7000000000000001                     Row: 1, Col: 4, Value: 0.6000000000000001
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 0.0                                    Row: 1, Col: 8, Value: 0.2




 A SHORT-TERM INVESTMENTS AND NET OTHER ASSETS ARE NOT INCLUDED IN THE
PIE CHART.

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENT.



INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 99.6%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.5%

DEFENSE ELECTRONICS - 0.5%

Herley Industries, Inc.           208,666                  $ 2,830,033

BASIC INDUSTRIES - 11.9%

CHEMICALS & PLASTICS - 0.3%

Associated Materials, Inc.        74,000                    1,086,875

M.A. Hanna Co.                    43,300                    451,944

                                                            1,538,819

IRON & STEEL - 2.4%

Cold Metal Products, Inc.         96,400                    337,400

Nucor Corp.                       134,300                   6,773,756

Oregon Steel Mills, Inc.          290,000                   2,356,250

Steel Dynamics, Inc. (a)          189,900                   2,611,125

                                                            12,078,531

METALS & MINING - 8.9%

Belden, Inc.                      216,500                   4,330,000

Brush Wellman, Inc.               137,500                   2,234,375

Cable Design Technology Corp.     1,409,450                 33,738,704
(a)

Commonwealth Industries, Inc.     439,700                   5,661,138

                                                            45,964,217

PAPER & FOREST PRODUCTS - 0.3%

Mercer International, Inc.        407,900                   1,708,081
(SBI)

TOTAL BASIC INDUSTRIES                                      61,289,648

CONSTRUCTION & REAL ESTATE -
10.6%

BUILDING MATERIALS - 6.1%

American Standard Companies,      260,000                   10,123,750
Inc. (a)

Lennox International, Inc.        340,000                   3,867,500

Rock of Ages Corp. Class A (a)    172,800                   1,036,800

USG Corp.                         257,700                   12,788,363

York International Corp.          158,100                   3,527,606

                                                            31,344,019

CONSTRUCTION - 4.5%

Beazer Homes USA, Inc. (a)        237,000                   4,488,188

Butler Manufacturing Co.          47,000                    1,007,563

Engle Homes, Inc.                 202,200                   2,161,013

Lennar Corp.                      326,200                   5,321,138

M/I Schottenstein Homes, Inc.     222,600                   3,505,950

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
CONTINUED

CONSTRUCTION - CONTINUED

NCI Building Systems, Inc. (a)    51,800                   $ 861,175

U.S. Home Corp. (a)               230,800                   5,943,100

                                                            23,288,127

TOTAL CONSTRUCTION & REAL                                   54,632,146
ESTATE

DURABLES - 11.3%

AUTOS, TIRES, & ACCESSORIES -
2.3%

American Axle & Manufacturing     190,000                   2,446,250
Holdings, Inc.

Navistar International Corp.      190,000                   7,065,625
(a)

Sonic Automotive, Inc. (a)        252,500                   2,272,500

                                                            11,784,375

CONSUMER DURABLES - 0.5%

CompX International, Inc.         125,300                   2,294,556
Class A (a)

Mikasa, Inc.                      51,800                    563,325

                                                            2,857,881

CONSUMER ELECTRONICS - 0.6%

Fossil, Inc. (a)                  60,000                    1,260,000

Movado Group, Inc.                87,500                    2,078,125

                                                            3,338,125

HOME FURNISHINGS - 2.0%

Bassett Furniture Industries,     234,300                   3,734,156
Inc.

Furniture Brands                  20,000                    390,000
International, Inc. (a)

Heilig-Meyers Co.                 135,600                   491,550

Maxim Group, Inc. (a)(b)          999,400                   5,621,625

                                                            10,237,331

TEXTILES & APPAREL - 5.9%

Galey & Lord, Inc. (a)            115,800                   289,500

Jones Apparel Group, Inc. (a)     222,900                   5,948,644

Maxwell Shoe, Inc. Class A        879,600                   7,806,450
(a)(b)

Mohawk Industries, Inc. (a)       300,000                   7,481,250

Quaker Fabric Corp. (a)           95,000                    323,594

Shaw Industries, Inc.             540,000                   8,471,250

                                                            30,320,688

TOTAL DURABLES                                              58,538,400

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

ENERGY - 3.5%

ENERGY SERVICES - 3.5%

McDermott International, Inc.     260,000                  $ 2,226,250

Santa Fe International Corp.      455,800                   10,397,938

Smith International, Inc. (a)     141,200                   5,630,350

                                                            18,254,538

FINANCE - 0.8%

INSURANCE - 0.8%

UICI (a)                          30,000                    735,000

Xl Capital Ltd.                   61,600                    3,141,600

                                                            3,876,600

HEALTH - 10.3%

DRUGS & PHARMACEUTICALS - 5.5%

Alliance Pharmaceutical Corp.     3,520,100                 15,840,450
(a)(b)

Natrol, Inc. (a)                  95,000                    748,125

Nature's Sunshine Products,       47,500                    400,781
Inc.

NBTY, Inc. (a)                    140,000                   1,369,375

Sepracor, Inc. (a)                67,400                    6,546,225

Twinlab Corp. (a)                 210,000                   2,047,500

Watson Pharmaceuticals, Inc.      40,000                    1,487,500
(a)

                                                            28,439,956

MEDICAL EQUIPMENT & SUPPLIES
- 4.8%

Cygnus, Inc. (a)                  1,061,650                 10,550,147

I-Stat Corp. (a)(b)               866,500                   11,643,594

Oakley, Inc. (a)                  445,700                   2,674,200

                                                            24,867,941

TOTAL HEALTH                                                53,307,897

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.0%

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.9%

Columbus McKinnon Corp.           221,900                   2,302,213

Hardinge, Inc.                    17,500                    236,250

Milacron, Inc.                    327,200                   4,764,850

TB Wood's Corp.                   259,300                   2,479,556

                                                            9,782,869

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 0.1%

Waste Management, Inc.            40,000                   $ 650,000

TOTAL INDUSTRIAL MACHINERY &                                10,432,869
EQUIPMENT

MEDIA & LEISURE - 15.7%

ENTERTAINMENT - 0.2%

Hollywood Entertainment Corp.     60,000                    847,500
(a)

LEISURE DURABLES & TOYS - 3.9%

Hasbro, Inc.                      435,000                   9,379,688

Sega Enterprises                  300,000                   10,527,348

                                                            19,907,036

LODGING & GAMING - 4.8%

Mirage Resorts, Inc. (a)          253,100                   3,242,844

WMS Industries, Inc. (a)(b)       1,890,100                 21,499,888

                                                            24,742,732

RESTAURANTS - 6.8%

CKE Restaurants, Inc.             481,600                   3,100,300

Jack in the Box, Inc. (a)         1,037,700                 21,856,556

Morton's Restaurant Group,        424,800                   6,345,450
Inc. (a)(b)

Outback Steakhouse, Inc. (a)      171,300                   4,036,256

                                                            35,338,562

TOTAL MEDIA & LEISURE                                       80,835,830

NONDURABLES - 2.1%

AGRICULTURE - 0.7%

Saskatchewan Wheat Pool:

Class B (non-vtg.)                478,300                   2,594,873

Class B (non-vtg.) (c)            158,000                   857,182

                                                            3,452,055

FOODS - 1.4%

Aurora Foods, Inc. (a)            291,900                   2,627,100

Corn Products International,      68,400                    2,146,050
Inc.

Vlasic Foods International,       321,400                   2,490,850
Inc. (a)

                                                            7,264,000

TOTAL NONDURABLES                                           10,716,055

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

RETAIL & WHOLESALE - 12.2%

APPAREL STORES - 2.8%

Big Dog Holdings, Inc. (b)        1,011,600                $ 7,207,650

Claire's Stores, Inc.             21,100                    457,606

Wet Seal, Inc. Class A (a)        501,300                   6,830,213

                                                            14,495,469

GENERAL MERCHANDISE STORES -
5.4%

Ames Department Stores, Inc.      170,000                   4,515,625
(a)

Consolidated Stores Corp. (a)     419,900                   6,613,425

Freds, Inc. Class A (b)           761,375                   9,897,875

Shopko Stores, Inc. (a)           193,200                   4,383,225

Stein Mart, Inc. (a)              382,300                   2,317,694

                                                            27,727,844

GROCERY STORES - 1.4%

Kroger Co. (a)                    30,000                    639,375

Whole Foods Market, Inc. (a)      165,600                   6,510,150

                                                            7,149,525

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.6%

Borders Group, Inc. (a)           450,000                   6,975,000

Cameron Ashley Building           120,000                   960,000
Products, Inc. (a)

Electronics Boutique Holding      105,000                   2,264,063
Corp. (a)

Sunglass Hut International,       55,000                    673,750
Inc. (a)

Toys 'R' Us, Inc. (a)             157,300                   2,752,750

                                                            13,625,563

TOTAL RETAIL & WHOLESALE                                    62,998,401

SERVICES - 1.3%

LEASING & RENTAL - 0.5%

Avis Rent A Car, Inc. (a)         10,000                    191,250

Hertz Corp. Class A               59,500                    2,517,594

                                                            2,708,844

PRINTING - 0.1%

Schawk, Inc. Class A              29,900                    254,150

SERVICES - 0.7%

CDI Corp. (a)                     34,700                    841,475

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SERVICES - CONTINUED

SERVICES - CONTINUED

H&R Block, Inc.                   1,200                    $ 51,600

Service Corp. International       380,000                   2,873,750

                                                            3,766,825

TOTAL SERVICES                                              6,729,819

TECHNOLOGY - 13.1%

COMMUNICATIONS EQUIPMENT - 0.7%

Andrew Corp. (a)                  86,300                    1,202,806

Tollgrade Communications,         88,900                    2,505,869
Inc. (a)

                                                            3,708,675

COMPUTER SERVICES & SOFTWARE
- 7.5%

Activision, Inc. (a)              330,000                   4,955,156

GT Interactive Software Corp.     823,700                   1,698,881
(a)

Interplay Entertainment Corp.     770,000                   1,443,750
(a)

Midway Games, Inc. (a)            1,345,359                 29,093,388

The 3DO Co. (a)                   176,500                   1,671,234

                                                            38,862,409

COMPUTERS & OFFICE EQUIPMENT
- 4.6%

Ciprico, Inc. (a)                 115,200                   1,476,000

Performance Technologies,         1,091,450                 22,101,863
Inc. (a)(b)

                                                            23,577,863

ELECTRONIC INSTRUMENTS - 0.0%

Beckman Coulter, Inc.             1,000                     47,750

ELECTRONICS - 0.3%

Richardson Electronics Ltd.       238,000                   1,576,750

TOTAL TECHNOLOGY                                            67,773,447

TRANSPORTATION - 3.9%

RAILROADS - 3.8%

Burlington Northern Santa Fe      299,100                   8,673,900
Corp.

Genesee & Wyoming, Inc. Class     139,400                   1,646,663
A (a)

Trinity Industries, Inc.          295,500                   8,643,375

Union Pacific Corp.               10,000                    470,625

                                                            19,434,563

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TRANSPORTATION - CONTINUED

TRUCKING & FREIGHT - 0.1%

SPACEHAB, Inc. (a)                90,000                   $ 438,750

TOTAL TRANSPORTATION                                        19,873,313

UTILITIES - 0.4%

ELECTRIC UTILITY - 0.4%

Bangor Hydro-Electric Co.         55,600                    893,075

CMS Energy Corp.                  10,000                    332,500

Illinova Corp.                    28,400                    912,350

                                                            2,137,925

TOTAL COMMON STOCKS                                         514,226,921
(Cost $540,897,025)


CONVERTIBLE BONDS - 0.7%

MOODY'S RATINGS (UNAUDITED)               PRINCIPAL AMOUNT

TECHNOLOGY - 0.4%

ELECTRONICS - 0.4%

Richardson Electronics Ltd.:

7.25% 12/15/06                    B3      $ 404,000                      303,000

8.25% 6/15/06                     B3       1,978,000                     1,542,840

                                                                         1,845,840

TRANSPORTATION - 0.3%

TRUCKING & FREIGHT - 0.3%

SPACEHAB, Inc. 8% 10/15/07 (c)    -        2,500,000                     1,750,000

TOTAL CONVERTIBLE BONDS                                                  3,595,840
(Cost $4,560,430)


CASH EQUIVALENTS - 3.8%

                               SHARES                      VALUE (NOTE 1)

Central Cash Collateral Fund,   19,455,600                 $ 19,455,600
5.69% (Cost $19,455,600) (d)

TOTAL INVESTMENT PORTFOLIO -                                537,278,361
104.1%
(Cost $564,913,055)

NET OTHER ASSETS - (4.1)%                                   (21,198,150)

NET ASSETS - 100%                                          $ 516,080,211

LEGEND

(a) Non-income producing

(b) Affiliated company

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,607,182 or 0.5% of net assets.

(d) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $565,090,140. Net unrealized depreciation aggregated $27,811,779, of which $90,734,494 related to appreciated investment securities and $118,546,273 related to depreciated investment securities.

The fund hereby designates approximately $52,999,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       NOVEMBER 30, 1999

ASSETS

Investment in securities, at                $ 537,278,361
value (cost $564,913,055) -
See accompanying schedule

Receivable for investments                   5,358,269
sold

Receivable for fund shares                   223,503
sold

Dividends receivable                         138,514

Interest receivable                          115,568

Other receivables                            106,353

 TOTAL ASSETS                                543,220,568

LIABILITIES

Payable to custodian bank      $ 1,042,171

Payable for investments         5,004,583
purchased

Payable for fund shares         1,118,781
redeemed

Accrued management fee          148,121

Distribution fees payable       241,824

Other payables and accrued      129,277
expenses

Collateral on securities        19,455,600
loaned, at value

 TOTAL LIABILITIES                           27,140,357

NET ASSETS                                  $ 516,080,211

Net Assets consist of:

Paid in capital                             $ 393,443,169

Accumulated undistributed net                150,274,352
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (27,637,310)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 516,080,211

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                        NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $26.76
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($7,882,883 (divided by)
294,546 shares)

Maximum offering price per         $28.39
share (100/94.25 of $26.76)

CLASS T: NET ASSET VALUE and       $27.13
redemption price per share
($393,433,958 (divided by)
14,499,225 shares)

Maximum offering price per         $28.11
share (100/96.50 of $27.13)

CLASS B: NET ASSET VALUE and       $26.36
offering price per share
($91,945,368 (divided by)
3,487,991 shares) A

INITIAL CLASS: NET ASSET           $27.74
VALUE, offering price and
redemption   price per share
($18,780,945 (divided by)
677,110 shares)

INSTITUTIONAL CLASS: NET           $27.21
ASSET VALUE, offering price
and redemption   price per
share ($4,037,057 (divided
by) 148,367 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                               YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                               $ 3,123,075
Dividends (including $214,367
received from  affiliated
issuers)

Interest                                         492,985

Security lending                                 67,301

 TOTAL INCOME                                    3,683,361

EXPENSES

Management fee Basic fee         $ 3,163,911

 Performance adjustment           (1,270,220)

Transfer agent fees               1,230,694

Distribution fees                 3,056,120

Accounting and security           245,221
lending fees

Non-interested trustees'          2,508
compensation

Custodian fees and expenses       26,934

Registration fees                 100,404

Audit                             38,767

Legal                             119,502

Interest                          30,379

Reports to shareholders           19,402

Miscellaneous                     1,589

 Total expenses before            6,765,211
reductions

 Expense reductions               (99,333)       6,665,878

NET INVESTMENT INCOME (LOSS)                     (2,982,517)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            153,443,657
(including realized gain
(loss) of   $3,447,924 on
sales of investments in
affiliated issuers)

 Foreign currency transactions    (14,034)       153,429,623

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (63,938,806)

 Assets and liabilities in        (4,284)        (63,943,090)
foreign currencies

NET GAIN (LOSS)                                  89,486,533

NET INCREASE (DECREASE) IN                      $ 86,504,016
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (2,982,517)                 $ (3,813,374)
income (loss)

 Net realized gain (loss)       153,429,623                   39,859,599

 Change in net unrealized       (63,943,090)                  (66,249,832)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     86,504,016                    (30,203,607)
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (27,598,905)                  (55,555,575)
from net realized gains

Share transactions - net        (115,529,434)                 (9,889,615)
increase (decrease)

  TOTAL INCREASE (DECREASE)     (56,624,323)                  (95,648,797)
IN NET ASSETS

NET ASSETS

 Beginning of period            572,704,534                   668,353,331

 End of period                 $ 516,080,211                 $ 572,704,534


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999      1998      1997 I       1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 23.89   $ 27.51   $ 22.51      $ 23.48
period

Income from Investment
Operations

Net investment income (loss) E    (.10)     (.14)     (.13)        .08

Net realized and unrealized       4.15      (1.09)    6.00         1.26
gain (loss)

Total from investment             4.05      (1.23)    5.87         1.34
operations

Less Distributions

From net investment income        -         -         -            (.37)

From net realized gain            (1.18)    (2.39)    (.87)        (1.94)

Total distributions               (1.18)    (2.39)    (.87)        (2.31)

Net asset value, end of period   $ 26.76   $ 23.89   $ 27.51      $ 22.51

TOTAL RETURN B, C                 17.62%    (4.45)%   26.96%       5.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,883   $ 4,613   $ 2,309      $ 638
(000 omitted)

Ratio of expenses to average      1.10%     1.24% G   1.49% A, G   .99% A, D
net assets

Ratio of expenses to average      1.08% H   1.23% H   1.47% A, H   .97% A, H
net assets after expense
reductions

Ratio of net investment           (.40)%    (.59)%    (.59)% A     1.00% A
income (loss) to average net
assets

Portfolio turnover                60%       64%       61% A        151%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO DECEMBER 31, 1996.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. I ELEVEN MONTHS ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999       1998       1997 J       1996 I     1995 I     1994 H       1994 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 24.23    $ 27.78    $ 22.69      $ 24.88    $ 18.70    $ 19.96      $ 22.52
period

Income from Investment
Operations

Net investment income (loss)      (.12) D    (.13) D    (.07) D      .17 D      .39        .10 D        .39 D

Net realized and unrealized       4.20       (1.10)     6.03         .18        6.73       (.75)        (.81)
gain (loss)

Total from investment             4.08       (1.23)     5.96         .35        7.12       (.65)        (.42)
operations

Less Distributions

From net investment income        -          -          -            (.19)      (.39)      (.35)        (.43)

From net realized gain            (1.18)     (2.32)     (.87)        (2.35)     (.55)      (.26)        (1.71)

 Total distributions              (1.18)     (2.32)     (.87)        (2.54)     (.94)      (.61)        (2.14)

Net asset value, end of period   $ 27.13    $ 24.23    $ 27.78      $ 22.69    $ 24.88    $ 18.70      $ 19.96

TOTAL RETURN B, C                 17.49%     (4.40)%    27.15%       1.53%      38.16%     (3.26)%      (2.24)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 393,434  $ 443,578  $ 529,043    $ 560,645  $ 619,993  $ 375,691    $ 385,349
(000 omitted)

Ratio of expenses to average      1.18%      1.16%      1.24% A      1.28%      1.61%      1.73% A, E   1.85%
net assets

Ratio of expenses to average      1.16% F    1.15% F    1.23% A, F   1.27% F    1.61%      1.73% A      1.84% F
net assets after   expense
reductions

Ratio of net investment           (.48)%     (.53)%     (.29)% A     .70%       1.90%      2.03% A      1.89%
income (loss) to   average
net assets

Portfolio turnover                60%        64%        61% A        151%       142%       228% A       159%

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
CONTINGENT DEFERRED SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED. D NET INVESTMENT
INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E FOR THE
PERIOD JUNE 30, 1994
(COMMENCEMENT OF SALE OF
CLASS B SHARES) TO SEPTEMBER
30, 1994. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES. H THREE
MONTHS ENDED DECEMBER 31 I
YEAR ENDED DECEMBER 31 J
ELEVEN MONTHS ENDED NOVEMBER
30



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.


FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999      1998       1997 J       1996 I    1995 I    1994 H      1994 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 23.69   $ 27.23    $ 22.36      $ 24.56   $ 18.57   $ 19.98     $ 19.65
period

Income from Investment
Operations

Net investment income (loss)      (.26) D   (.27) D    (.18) D      .04 D     .38       .06 D       .05 D

Net realized and unrealized       4.11      (1.07)     5.92         .18       6.54      (.74)       .28
gain (loss)

Total from investment             3.85      (1.34)     5.74         .22       6.92      (.68)       .33
operations

Less Distributions

From net investment income        -         -          -            (.07)     (.38)     (.47)       -

From net realized gain            (1.18)    (2.20)     (.87)        (2.35)    (.55)     (.26)       -

Total distributions               (1.18)    (2.20)     (.87)        (2.42)    (.93)     (.73)       -

Net asset value, end of period   $ 26.36   $ 23.69    $ 27.23      $ 22.36   $ 24.56   $ 18.57     $ 19.98

TOTAL RETURN B, C                 16.89%    (4.94)%    26.55%       1.00%     37.35%    (3.41)%     1.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 91,945  $ 101,234  $ 109,646    $ 98,535  $ 87,566  $ 17,090    $ 8,824
(000 omitted)

Ratio of expenses to average      1.72%     1.71%      1.78% A      1.80%     2.11%     2.58%A      2.63%A, F
net assets

Ratio of expenses to average      1.70% G   1.70% G    1.77% A, G   1.79%G    2.10%G    2.53%A, G   2.63%A
net assets after expense
reductions

Ratio of net investment           (1.02)%   (1.07)%    (.84)% A     .18%      1.40%     1.22%A      1.11%A
income (loss) to average net
assets

Portfolio turnover                60%       64%        61%A         151%      142%      228%A       159%

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
CONTINGENT DEFERRED SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED. D NET INVESTMENT
INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E FOR THE
PERIOD JUNE 30, 1994
(COMMENCEMENT OF SALE OF
CLASS B SHARES) TO SEPTEMBER
30, 1994. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES. H THREE
MONTHS ENDED DECEMBER 31 I
YEAR ENDED DECEMBER 31 J
ELEVEN MONTHS ENDED NOVEMBER
30



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

FINANCIAL HIGHLIGHTS - INITIAL CLASS

YEARS ENDED NOVEMBER 30,         1999      1998       1997 J      1996 I    1995 I    1994 H       1994 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 24.61   $ 28.19    $ 22.90     $ 25.10   $ 18.86   $ 20.23      $ 22.72
period

Income from Investment
Operations

Net investment income (loss)      .02 D     (.02) D    .04 D       .28 D     .50       .13 D        .54 D

Net realized and unrealized       4.29      (1.12)     6.12        .19       6.79      (.74)        (.81)
gain (loss)

Total from investment             4.31      (1.14)     6.16        .47       7.29      (.61)        (.27)
operations

Less Distributions

From net investment income        -         - E        -           (.32)     (.50)     (.50)        (.51)

From net realized gain            (1.18)    (2.44) E   (.87)       (2.35)    (.55)     (.26)        (1.71)

Total distributions               (1.18)    (2.44)     (.87)       (2.67)    (1.05)    (.76)        (2.22)

Net asset value, end of period   $ 27.74   $ 24.61    $ 28.19     $ 22.90   $ 25.10   $ 18.86      $ 20.23

TOTAL RETURN B, C                 18.18%    (3.98)%    27.79%      2.00%     38.75%    (3.02)%      (1.51)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 18,781  $ 18,471   $ 21,792    $ 20,406  $ 23,428  $ 17,583     $ 18,850
(000 omitted)

Ratio of expenses to average      .63%      .70%       .77% A      .82%      1.04%     1.14% A      1.15%
net assets

Ratio of expenses to average      .61% F    .69% F     .76% A, F   .81% F    1.03% F   1.11% A, F   1.14% F
net assets after expense
reductions

Ratio of net investment           .06%      (.06)%     .18% A      1.16%     2.47%     2.65% A      2.60%
income (loss) to average net
assets

Portfolio turnover                60%       64%        61% A       151%      142%      228% A       159%

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
FORMER ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN
ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E THE AMOUNTS
SHOWN REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO
BOOK TO TAX DIFFERENCES. F
FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES. G YEAR ENDED
SEPTEMBER 30 H THREE MONTHS
ENDED DECEMBER 31 I YEAR
ENDED DECEMBER 31  J ELEVEN
MONTHS ENDED NOVEMBER 30



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999     1998      1997 H       1996 G    1995 E

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 24.17  $ 27.63   $ 22.57      $ 24.80   $ 22.35
of period

Income from Investment
Operations

Net investment income (loss)      .01 D    (.05) D   (.05) D      .29 D     .55

Net realized and unrealized       4.21     (1.10)    5.98         .17       3.00
gain (loss)

Total from investment             4.22     (1.15)    5.93         .46       3.55
operations

Less Distributions

From net investment income        -        -         -            (.34)     (.55)

From net realized gain            (1.18)   (2.31)    (.87)        (2.35)    (.55)

Total distributions               (1.18)   (2.31)    (.87)        (2.69)    (1.10)

Net asset value, end of period   $ 27.21  $ 24.17   $ 27.63      $ 22.57   $ 24.80

TOTAL RETURN B, C                 18.14%   (4.12)%   27.16%       1.99%     15.96%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,037  $ 4,808   $ 5,564      $ 41,832  $ 20,429
(000 omitted)

Ratio of expenses to average      .65%     .85%      1.06% A      .78%      .97% A
net assets

Ratio of expenses to average      .63% F   .84% F    1.05% A, F   .76% F    .96% A, F
net assets after expense
reductions

Ratio of net investment           .05%     (.20)%    (.21)% A     1.21%     2.55% A
income (loss) to average net
assets

Portfolio turnover                60%      64%       61% A        151%      142%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO DECEMBER 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. G YEAR ENDED DECEMBER 31
H ELEVEN MONTHS ENDED NOVEMBER 30

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Value Strategies Fund (formerly Fidelity Advisor Strategic Opportunities Fund) (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

2. OPERATING POLICIES - CONTINUED

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $326,993,414 and $457,809,129, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .35% of average net assets after the performance adjustment. Effective July 1, 1999, the fund's performance adjustment will be phased out over an 18 month period. During the phase out period the performance adjustment can decrease, but not increase, the management fee owed by the fund.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares, except for the Initial Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 12,567     $ 47

CLASS T    2,102,754    47,996

CLASS B    940,799      706,651

          $ 3,056,120  $ 754,694


SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 60,131     $ 15,219

CLASS T    100,062      27,794

CLASS B    310,833      310,833*

          $ 471,026    $ 353,846

* WHEN CLASS B SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B and Institutional Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 19,585     .39

CLASS T                 924,947     .22

CLASS B                 243,082     .26

INITIAL CLASS           33,017      .18

INSTITUTIONAL CLASS     10,063      .20

                       $ 1,230,694

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. FSC, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $59,622 for the period.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $6,874,857. The weighted average interest rate was 5.15%. Interest expense includes $13,764 paid under the interfund lending program.

6. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $17,104,519. The fund received cash collateral of $19,455,600 which was invested in cash equivalents.

7. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,622,341. The weighted average interest rate was 5.18%. Interest expense includes $16,615 paid under the bank borrowing program.

8. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $99,080 under this arrangement.

In addition, through an arrangement with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the Institutional Class' transfer agent fees were reduced by $253 under its transfer agent arrangement.

9. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        YEAR ENDED  NOVEMBER 30, 1999  YEAR ENDED  NOVEMBER 30, 1998

FROM NET REALIZED GAIN

Class A                 $ 222,049                      $ 203,594

Class T                  21,323,385                     44,119,122

Class B                  4,978,545                      8,992,409

Initial Class            879,463                        1,877,364

Institutional Class      195,463                        363,086

Total                   $ 27,598,905                   $ 55,555,575


10. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

                                1999                     1998                     1999                     1998



CLASS A Shares sold              189,244                  149,962                 $ 4,980,595              $ 3,743,916

Reinvestment of distributions    9,198                    8,353                    219,449                  200,346

Shares redeemed                  (97,013)                 (49,135)                 (2,391,263)              (1,208,504)

Net increase (decrease)          101,429                  109,180                 $ 2,808,781              $ 2,735,758

CLASS T Shares sold              7,021,436                4,972,644               $ 184,171,697            $ 126,364,372

Reinvestment of distributions    765,934                  1,556,391                18,545,471               37,826,161

Shares redeemed                  (11,595,790)             (7,262,586)              (298,993,825)            (182,732,848)

Net increase (decrease)          (3,808,420)              (733,551)               $ (96,276,657)           $ (18,542,315)

CLASS B Shares sold              490,766                  933,371                 $ 12,463,120             $ 23,549,084

Reinvestment of distributions    193,943                  346,309                  4,585,887                8,275,545

Shares redeemed                  (1,469,616)              (1,032,851)              (35,592,100)             (25,089,860)

Net increase (decrease)          (784,907)                246,829                 $ (18,543,093)           $ 6,734,769

INITIAL CLASS Shares sold        2,550                    2,933                   $ 67,252                 $ 75,101

Reinvestment of distributions    31,786                   68,311                   782,724                  1,679,237

Shares redeemed                  (107,664)                (93,899)                 (2,722,193)              (2,355,583)

Net increase (decrease)          (73,328)                 (22,655)                $ (1,872,217)            $ (601,245)

INSTITUTIONAL CLASS Shares       227,449                  220,720                 $ 5,865,023              $ 5,783,275
sold

Reinvestment of distributions    7,153                    11,710                   172,793                  283,206

Shares redeemed                  (285,143)                (234,866)                (7,684,064)              (6,283,063)

Net increase (decrease)          (50,541)                 (2,436)                 $ (1,646,248)            $ (216,582)


11. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AFFILIATE                            PURCHASE COST      SALES COST        DIVIDEND INCOME      VALUE

AFC Cable Systems, Inc.              $ -                $ 1,826,820       $ -                  $ -

Alliance Pharmaceutical Corp.         2,306,591          -                 -                    15,840,450

Big Dog Holdings, Inc.                -                  -                 101,160              7,207,650

Freds, Inc. Class A                   1,992,627          -                 113,207              9,897,875

Harveys Casino Resorts                -                  6,582,078         -                    -

I-Stat Corp.                          288,738            -                 -                    11,643,594

Maxim Group, Inc.                     -                  -                 -                    5,621,625

Maxwell Shoe, Inc. Class A            781,342            -                 -                    7,806,450

Morton's Restaurant Group,            -                  -                 -                    6,345,450
Inc.

Performance Technologies, Inc.        733,850            504,604           -                    22,101,863

Reno Air, Inc.                        -                  2,835,000         -                    -

Silicon Gaming, Inc.                  -                  3,222,531         -                    -

WMS Industries, Inc.                  770,608            27,802            -                    21,499,888

TOTALS                               $ 6,873,756        $ 14,998,835      $ 214,367            $ 107,964,845


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Value Strategies Fund as of November 30, 1999, and the related statements of operations , changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the six-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

                    PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Institutional Class 12/20/99 12/17/99    -         $5.48
                     1/10/00   1/7/00    -         $.31

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Harris Leviton, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karsetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified
 International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
 Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Funds

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK)
VALUE STRATEGIES FUND
(INITIAL CLASS OF FIDELITY ADVISOR
VALUE STRATEGIES FUND)
(FORMERLY FIDELITY
STRATEGIC OPPORTUNITIES FUND)

ANNUAL REPORT
NOVEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on stock market
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     6   The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            9   A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   10  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          18  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets,  as
                                  well as financial highlights.

NOTES                         27  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  37  The auditors' opinion.

DISTRIBUTIONS                 38

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CALL
1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

U.S. equity indexes once again dominated the financial headlines, led by the NASDAQ's 15 record highs in 21 November sessions. Meanwhile, the Standard & Poor's 500SM posted two record closings and the Dow Jones Industrial Average crept above the 11,000 mark for the first time since mid-September. However, another Federal Reserve Board interest rate hike and continued inflation concerns drove down the price of the benchmark 30-year Treasury.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY VALUE STRATEGIES FUND
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. Total returns do not include the effect of the 3.50% sales load which was eliminated as of September 30, 1998. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY VALUE STRATEGIES -       18.18%       107.33%       214.35%
INITIAL  CL

Russell Midcap Value              0.24%        125.59%       259.46%

S&P 500 (registered trademark)    20.90%       236.51%       415.33%

Capital Appreciation Funds        36.51%       172.31%       308.99%
Average

CUMULATIVE TOTAL RETURNS show Initial Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Initial Class' returns to those of the Russell Midcap Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. corporations, and the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Initial Class' performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 275 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY VALUE STRATEGIES -  18.18%       15.70%        12.14%
INITIAL CL

Russell Midcap Value         0.24%        17.67%        13.65%

S&P 500                      20.90%       27.47%        17.82%

Capital Appreciation Funds   36.51%       20.11%        13.68%
Average

AVERAGE ANNUAL TOTAL RETURNS take Initial Class' cumulative return and show you what would have happened if Initial Class had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Value Strategies Init CL    Russell Midcap Value
             00014                       RS013
  1989/11/30      10000.00                    10000.00
  1989/12/31      10304.49                    10118.84
  1990/01/31       9635.84                     9400.65
  1990/02/28       9692.86                     9588.95
  1990/03/31       9703.22                     9699.75
  1990/04/30       9309.29                     9170.45
  1990/05/31       9615.11                     9913.31
  1990/06/30       9708.41                     9701.48
  1990/07/31       9744.69                     9427.06
  1990/08/31       9070.85                     8470.64
  1990/09/30       9003.47                     7805.84
  1990/10/31       9003.47                     7490.10
  1990/11/30       9402.59                     8154.31
  1990/12/31       9624.98                     8491.88
  1991/01/31       9945.45                     9022.33
  1991/02/28      10537.50                     9742.81
  1991/03/31      10874.27                    10067.74
  1991/04/30      11026.35                    10243.99
  1991/05/31      11422.87                    10706.70
  1991/06/30      11069.81                    10279.58
  1991/07/31      11406.57                    10774.44
  1991/08/31      11656.43                    11087.32
  1991/09/30      11705.32                    10988.58
  1991/10/31      11477.19                    11199.84
  1991/11/30      11205.60                    10674.55
  1991/12/31      11905.19                    11711.92
  1992/01/31      11930.80                    12013.32
  1992/02/29      12167.76                    12461.68
  1992/03/31      11866.76                    12272.23
  1992/04/30      12097.31                    12585.68
  1992/05/31      12494.36                    12702.22
  1992/06/30      12500.77                    12604.05
  1992/07/31      12885.01                    13109.25
  1992/08/31      12673.68                    12726.33
  1992/09/30      12628.85                    12980.65
  1992/10/31      12731.31                    13251.62
  1992/11/30      13275.66                    13810.21
  1992/12/31      13509.37                    14251.11
  1993/01/31      13763.47                    14611.63
  1993/02/28      14158.73                    14927.38
  1993/03/31      14610.45                    15445.78
  1993/04/30      14328.12                    15173.66
  1993/05/31      14673.97                    15515.82
  1993/06/30      14808.08                    15838.45
  1993/07/31      15132.76                    16012.40
  1993/08/31      16085.61                    16558.36
  1993/09/30      16036.20                    16515.30
  1993/10/31      16551.45                    16328.15
  1993/11/30      15859.75                    15950.40
  1993/12/31      16356.07                    16477.41
  1994/01/31      16512.21                    16957.35
  1994/02/28      15942.29                    16655.95
  1994/03/31      15341.13                    16010.68
  1994/04/30      15466.05                    16246.63
  1994/05/31      15512.89                    16267.29
  1994/06/30      15512.89                    15968.20
  1994/07/31      15903.25                    16606.58
  1994/08/31      16004.75                    17223.15
  1994/09/30      15793.95                    16684.65
  1994/10/31      15637.81                    16669.73
  1994/11/30      15161.57                    15934.32
  1994/12/31      15317.08                    16126.64
  1995/01/31      15983.04                    16581.89
  1995/02/28      16405.36                    17418.91
  1995/03/31      16559.67                    17746.14
  1995/04/30      16925.13                    18121.59
  1995/05/31      17379.94                    18850.11
  1995/06/30      18297.66                    19284.69
  1995/07/31      18931.14                    19956.94
  1995/08/31      19475.27                    20347.90
  1995/09/30      20157.48                    20814.63
  1995/10/31      20084.38                    20408.75
  1995/11/30      20636.64                    21524.77
  1995/12/31      21251.79                    21760.15
  1996/01/31      21277.19                    22289.45
  1996/02/29      20857.93                    22501.29
  1996/03/31      20169.27                    22976.06
  1996/04/30      20702.98                    23171.25
  1996/05/31      21322.78                    23392.27
  1996/06/30      21305.57                    23417.53
  1996/07/31      19850.76                    22303.81
  1996/08/31      20608.29                    23238.99
  1996/09/30      21322.78                    24092.08
  1996/10/31      20952.62                    24726.45
  1996/11/30      21701.55                    26278.20
  1996/12/31      21677.38                    26168.55
  1997/01/31      22510.39                    26990.64
  1997/02/28      22218.83                    27447.95
  1997/03/31      20803.75                    26614.24
  1997/04/30      20921.67                    27285.43
  1997/05/31      23653.57                    28893.83
  1997/06/30      24547.83                    29966.35
  1997/07/31      25677.93                    32191.29
  1997/08/31      26100.49                    31815.27
  1997/09/30      29019.11                    33788.49
  1997/10/31      27692.47                    32761.44
  1997/11/30      27702.29                    33866.94
  1997/12/31      27484.16                    35162.65
  1998/01/31      27711.70                    34479.50
  1998/02/28      30348.85                    36783.18
  1998/03/31      31235.10                    38676.79
  1998/04/30      30316.43                    38461.06
  1998/05/31      28500.68                    37562.75
  1998/06/30      28684.42                    37682.53
  1998/07/31      27744.12                    35771.96
  1998/08/31      22015.89                    30741.91
  1998/09/30      23550.62                    32535.74
  1998/10/31      24674.65                    34642.88
  1998/11/30      26598.47                    35860.08
  1998/12/31      27819.55                    36950.04
  1999/01/31      27888.03                    36088.93
  1999/02/28      26222.22                    35295.24
  1999/03/31      26199.56                    35799.37
  1999/04/30      29406.51                    39190.13
  1999/05/31      30721.02                    39353.72
  1999/06/30      32500.15                    39802.42
  1999/07/31      32250.84                    38806.08
  1999/08/31      31650.25                    37464.88
  1999/09/30      31774.90                    35568.55
  1999/10/31      31083.65                    36618.02
  1999/11/30      31434.94                    35946.40
IMATRL PRASUN   SHR__CHT 19991130 19991214 171915 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Value Strategies Fund - Initial Class on November 30, 1989. As the chart shows, by November 30, 1999, the value of the investment would have grown to $31,435 - a 214.35% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,946 - a 259.46% increase. Going forward, the fund will compare its performance to that of the Russell Midcap Value Index rather than the Standard & Poor's 500 Index. The Russell Midcap Value Index more closely reflects the fund's investment strategy.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER SMALL-CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. AS OF NOVEMBER 30, 1999, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER SMALL-CAP CORE FUNDS AVERAGES ARE 23.16%, 108.55%, 222.40%, AND 23.16%, 15.57%, 12.15%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Over the past year, the technology
sector turned the challenge for
equity market leadership into a
one-horse race, crossing the wire
uncontested while other segments of
the market struggled just to get out
of the gate. For the 12-month
period ending November 30, 1999,
the Standard & Poor's 500 Index -
a market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 20.90%. The Dow Jones
Industrial Average - an index of 30
blue-chip stocks - posted a 21.20%
return during the period. Small-cap
stocks also rode the tech wave, as
the Russell 2000(registered trademark) Index - helped by its healthy 26% weighting in the sector - returned 15.67% for the 12 months ending November 30,
1999. Spurring the technology
industry on in large part was the
Internet and all of its inherent cost
and productivity efficiencies. Even
the Federal Reserve Board had
trouble reining in the sector and its
influence on the vigorous U.S.
economy. The Fed's three
interest-rate hikes over the final six
months of the period - typically an
effective harness on the
performance of hot growth stocks
- had little effect on technology's
momentum. Witness the tech-heavy
NASDAQ Index, which returned
71.64% during the 12-month
period, and which set a record high
in 71% of the trading sessions - or,
15 out of 21 days - during
November.

(photograph of Harris Leviton)

An interview with Harris Leviton, Portfolio Manager of Fidelity
Advisor Value Strategies Fund

Q. HOW DID THE FUND PERFORM, HARRIS?

A. For the 12 months that ended November 30, 1999, the fund's Initial Class shares returned 18.18%, outpacing the Russell Midcap Value Index, which returned 0.24%. During the same period, the capital appreciation funds average tracked by Lipper Inc. returned 36.51%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S SOUND PERFORMANCE RELATIVE TO THE RUSSELL INDEX?

A. It was really a function of owning some cheap growth stocks that appreciated in value due to either acquisitions or stronger earnings growth. The story over the past 12 months was a tale of two markets. On the upside, there was the high-profile technology market, in which many stock prices doubled, tripled and, in some cases were up 10-fold and beyond in just a matter of weeks. The rest of the market, however, wasn't as fortunate, suffering as assets rushed out and were funnelled into the technology sector. The broader market recoiled further under the pressure of rising interest rates. Given this dichotomy, it's easy to see why the value-oriented, virtually tech-free Russell index was basically flat over the period. By remaining focused on stock picking, as opposed to mirroring the index or the economy as a whole, I was able to garner excess returns for the fund. The fund struggled to keep pace with the Lipper capital appreciation funds average, a group that includes very few value names and benefited from its high exposure to many aggressive growth stocks during the period.

Q. HOW DID SOME OF YOUR OTHER STRATEGIES PLAY OUT FOR THE FUND DURING
THE PERIOD?

A. The fund's overweighted position in technology relative to the index worked out very well. I would have added more, but there wasn't a lot of value in expensive tech stocks. The fund's significant underweighting in both utilities and finance also helped, as higher interest rates grounded many of the stocks in these sectors. Ordinarily, from a value standpoint, many of these same companies present compelling investment opportunities. However, in a period like the past 12 months, marked by high rates and a strong economy, owning rate-sensitive financials and utilities was a difficult strategy to follow. In addition, I felt many of these same stocks were still expensive even after a period of significant underperformance. Our overweighting in media and leisure lifted the fund, as many strong companies in this arena, such as gaming concern WMS Industries, were trading at extremely favorable levels.

Q. WHAT STOCKS CONTRIBUTED TO PERFORMANCE?

A. Case Corporation - one of the world's leading earth-moving equipment manufacturers - rallied in response to the announcement of its merger with New Holland. I sold off this position during the period to lock in profits. Riding the robust growth in the cable and wireless business, Cable Design Technology and AFC Cable added appreciably to returns. The fund no longer held AFC Cable at the close of the period, as the company was acquired by Tyco International. Communications product manufacturer Performance Technologies - a good example of one of the few value stocks I was able to find within technology - was also a big winner for the fund.

Q. WHICH STOCKS DETRACTED?

A. Floorcovering franchiser Maxim Group was plagued by merger integration problems. Restaurant operator Jack in the Box was a victim of investor sentiment, suffering with the broader market despite strengthening business fundamentals. Specialty retailer Wet Seal, Inc. tumbled on weak sales numbers.

Q. HARRIS, WHAT'S YOUR OUTLOOK?

A. I continue to think that the value segment of the market offers a number of excellent investment opportunities. I'm concerned about the high level of speculation in the marketplace and its effects on the overall market when sentiment begins to shift. I intend to keep a close eye on interest rates for, if they peak, I foresee significant opportunities for the fund in those areas previously underweighted by the fund, such as interest-rate sensitive issues. If I can continue to find the right names before they make the headlines, I have a strong chance of staying a few steps ahead of the market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks capital
appreciation

START DATE: December 31,
1983

SIZE: as of November 30,
1999, more than $516 million

MANAGER: Harris Leviton,
since 1996; joined Fidelity in
1986

HARRIS LEVITON ON VALUE
INVESTING IN A
GROWTH-DRIVEN MARKETPLACE:

"I expect that shareholders who
invest in this fund are somewhat
averse to risk to begin with, and are
not terribly comfortable with a
strategy that involves chasing
high-flying valuations. Much of the
unusually strong run-up in tech
stocks during the period was driven
by hype more than anything
fundamental. My decision to stay
the course in this unusually fragile
market environment actually helped,
as a whole new set of investment
opportunities in the shape of mid-cap
stocks emerged onto the scene. With
the rest of the market so neglected
and thrown off-kilter, many mid-cap
stocks made a compelling case for
themselves. In the past, you've
always been able to buy cheap
stocks, but they were typically
small-cap, illiquid issues. Recently,
however, I took advantage of the
unique opportunity to buy some good
larger-cap names - such as Hertz,
Jones Apparel Group, Inc. and
Outback Steakhouse, Inc. - that
were attractively priced relative to
their earnings growth.

"I see many of the popular tech
stocks as unsustainable bubbles, as
valuations run miles ahead of
company fundamentals. If you go
back to prior bubbles, such as the
biotechnology and even Internet
stocks of a few years ago, you'll see
that many of the big names dropped
off considerably from their highs. So,
the key for the value investor when
market sentiment does eventually
shift is to comb the debris, as there
assuredly will be a few gems left
behind."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1999

                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO

Cable Design Technology Corp.    6.5                      3.6

Midway Games, Inc.               5.6                      2.5

Performance Technologies, Inc.   4.3                      1.9

Jack in the Box, Inc.            4.2                      0.0

WMS Industries, Inc.             4.2                      4.6

Alliance Pharmaceutical Corp.    3.1                      1.7

USG Corp.                        2.5                      2.6

I-Stat Corp.                     2.3                      1.4

Cygnus, Inc.                     2.0                      1.8

Sega Enterprises                 2.0                      0.0

                                 36.7                     20.1

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1999

                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO

MEDIA & LEISURE                  15.7                     14.2

TECHNOLOGY                       13.5                     10.3

RETAIL & WHOLESALE               12.2                     11.3

BASIC INDUSTRIES                 11.9                     12.1

DURABLES                         11.3                     10.3



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF NOVEMBER 30, 1999 *                                     AS OF MAY 31, 1999 **

Stocks                          99.6%                         Stocks                             99.2%

Convertible  Securities          0.7%                         Convertible  Securities             0.6%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                (0.3)% A                      Net Other Assets                    0.2%

* FOREIGN INVESTMENTS             3.7%                        ** FOREIGN INVESTMENTS              1.9%

Row: 1, Col: 1, Value: 99.59999999999999                      Row: 1, Col: 1, Value: 99.2
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.7000000000000001                     Row: 1, Col: 4, Value: 0.6000000000000001
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 0.0                                    Row: 1, Col: 8, Value: 0.2




 A SHORT-TERM INVESTMENTS AND NET OTHER ASSETS ARE NOT INCLUDED IN THE
PIE CHART.

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENT.

INVESTMENTS NOVEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 99.6%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.5%

DEFENSE ELECTRONICS - 0.5%

Herley Industries, Inc.           208,666                  $ 2,830,033

BASIC INDUSTRIES - 11.9%

CHEMICALS & PLASTICS - 0.3%

Associated Materials, Inc.        74,000                    1,086,875

M.A. Hanna Co.                    43,300                    451,944

                                                            1,538,819

IRON & STEEL - 2.4%

Cold Metal Products, Inc.         96,400                    337,400

Nucor Corp.                       134,300                   6,773,756

Oregon Steel Mills, Inc.          290,000                   2,356,250

Steel Dynamics, Inc. (a)          189,900                   2,611,125

                                                            12,078,531

METALS & MINING - 8.9%

Belden, Inc.                      216,500                   4,330,000

Brush Wellman, Inc.               137,500                   2,234,375

Cable Design Technology Corp.     1,409,450                 33,738,704
(a)

Commonwealth Industries, Inc.     439,700                   5,661,138

                                                            45,964,217

PAPER & FOREST PRODUCTS - 0.3%

Mercer International, Inc.        407,900                   1,708,081
(SBI)

TOTAL BASIC INDUSTRIES                                      61,289,648

CONSTRUCTION & REAL ESTATE -
10.6%

BUILDING MATERIALS - 6.1%

American Standard Companies,      260,000                   10,123,750
Inc. (a)

Lennox International, Inc.        340,000                   3,867,500

Rock of Ages Corp. Class A (a)    172,800                   1,036,800

USG Corp.                         257,700                   12,788,363

York International Corp.          158,100                   3,527,606

                                                            31,344,019

CONSTRUCTION - 4.5%

Beazer Homes USA, Inc. (a)        237,000                   4,488,188

Butler Manufacturing Co.          47,000                    1,007,563

Engle Homes, Inc.                 202,200                   2,161,013

Lennar Corp.                      326,200                   5,321,138

M/I Schottenstein Homes, Inc.     222,600                   3,505,950

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
CONTINUED

CONSTRUCTION - CONTINUED

NCI Building Systems, Inc. (a)    51,800                   $ 861,175

U.S. Home Corp. (a)               230,800                   5,943,100

                                                            23,288,127

TOTAL CONSTRUCTION & REAL                                   54,632,146
ESTATE

DURABLES - 11.3%

AUTOS, TIRES, & ACCESSORIES -
2.3%

American Axle & Manufacturing     190,000                   2,446,250
Holdings, Inc.

Navistar International Corp.      190,000                   7,065,625
(a)

Sonic Automotive, Inc. (a)        252,500                   2,272,500

                                                            11,784,375

CONSUMER DURABLES - 0.5%

CompX International, Inc.         125,300                   2,294,556
Class A (a)

Mikasa, Inc.                      51,800                    563,325

                                                            2,857,881

CONSUMER ELECTRONICS - 0.6%

Fossil, Inc. (a)                  60,000                    1,260,000

Movado Group, Inc.                87,500                    2,078,125

                                                            3,338,125

HOME FURNISHINGS - 2.0%

Bassett Furniture Industries,     234,300                   3,734,156
Inc.

Furniture Brands                  20,000                    390,000
International, Inc. (a)

Heilig-Meyers Co.                 135,600                   491,550

Maxim Group, Inc. (a)(b)          999,400                   5,621,625

                                                            10,237,331

TEXTILES & APPAREL - 5.9%

Galey & Lord, Inc. (a)            115,800                   289,500

Jones Apparel Group, Inc. (a)     222,900                   5,948,644

Maxwell Shoe, Inc. Class A        879,600                   7,806,450
(a)(b)

Mohawk Industries, Inc. (a)       300,000                   7,481,250

Quaker Fabric Corp. (a)           95,000                    323,594

Shaw Industries, Inc.             540,000                   8,471,250

                                                            30,320,688

TOTAL DURABLES                                              58,538,400

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

ENERGY - 3.5%

ENERGY SERVICES - 3.5%

McDermott International, Inc.     260,000                  $ 2,226,250

Santa Fe International Corp.      455,800                   10,397,938

Smith International, Inc. (a)     141,200                   5,630,350

                                                            18,254,538

FINANCE - 0.8%

INSURANCE - 0.8%

UICI (a)                          30,000                    735,000

Xl Capital Ltd.                   61,600                    3,141,600

                                                            3,876,600

HEALTH - 10.3%

DRUGS & PHARMACEUTICALS - 5.5%

Alliance Pharmaceutical Corp.     3,520,100                 15,840,450
(a)(b)

Natrol, Inc. (a)                  95,000                    748,125

Nature's Sunshine Products,       47,500                    400,781
Inc.

NBTY, Inc. (a)                    140,000                   1,369,375

Sepracor, Inc. (a)                67,400                    6,546,225

Twinlab Corp. (a)                 210,000                   2,047,500

Watson Pharmaceuticals, Inc.      40,000                    1,487,500
(a)

                                                            28,439,956

MEDICAL EQUIPMENT & SUPPLIES
- 4.8%

Cygnus, Inc. (a)                  1,061,650                 10,550,147

I-Stat Corp. (a)(b)               866,500                   11,643,594

Oakley, Inc. (a)                  445,700                   2,674,200

                                                            24,867,941

TOTAL HEALTH                                                53,307,897

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.0%

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.9%

Columbus McKinnon Corp.           221,900                   2,302,213

Hardinge, Inc.                    17,500                    236,250

Milacron, Inc.                    327,200                   4,764,850

TB Wood's Corp.                   259,300                   2,479,556

                                                            9,782,869

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 0.1%

Waste Management, Inc.            40,000                   $ 650,000

TOTAL INDUSTRIAL MACHINERY &                                10,432,869
EQUIPMENT

MEDIA & LEISURE - 15.7%

ENTERTAINMENT - 0.2%

Hollywood Entertainment Corp.     60,000                    847,500
(a)

LEISURE DURABLES & TOYS - 3.9%

Hasbro, Inc.                      435,000                   9,379,688

Sega Enterprises                  300,000                   10,527,348

                                                            19,907,036

LODGING & GAMING - 4.8%

Mirage Resorts, Inc. (a)          253,100                   3,242,844

WMS Industries, Inc. (a)(b)       1,890,100                 21,499,888

                                                            24,742,732

RESTAURANTS - 6.8%

CKE Restaurants, Inc.             481,600                   3,100,300

Jack in the Box, Inc. (a)         1,037,700                 21,856,556

Morton's Restaurant Group,        424,800                   6,345,450
Inc. (a)(b)

Outback Steakhouse, Inc. (a)      171,300                   4,036,256

                                                            35,338,562

TOTAL MEDIA & LEISURE                                       80,835,830

NONDURABLES - 2.1%

AGRICULTURE - 0.7%

Saskatchewan Wheat Pool:

Class B (non-vtg.)                478,300                   2,594,873

Class B (non-vtg.) (c)            158,000                   857,182

                                                            3,452,055

FOODS - 1.4%

Aurora Foods, Inc. (a)            291,900                   2,627,100

Corn Products International,      68,400                    2,146,050
Inc.

Vlasic Foods International,       321,400                   2,490,850
Inc. (a)

                                                            7,264,000

TOTAL NONDURABLES                                           10,716,055

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

RETAIL & WHOLESALE - 12.2%

APPAREL STORES - 2.8%

Big Dog Holdings, Inc. (b)        1,011,600                $ 7,207,650

Claire's Stores, Inc.             21,100                    457,606

Wet Seal, Inc. Class A (a)        501,300                   6,830,213

                                                            14,495,469

GENERAL MERCHANDISE STORES -
5.4%

Ames Department Stores, Inc.      170,000                   4,515,625
(a)

Consolidated Stores Corp. (a)     419,900                   6,613,425

Freds, Inc. Class A (b)           761,375                   9,897,875

Shopko Stores, Inc. (a)           193,200                   4,383,225

Stein Mart, Inc. (a)              382,300                   2,317,694

                                                            27,727,844

GROCERY STORES - 1.4%

Kroger Co. (a)                    30,000                    639,375

Whole Foods Market, Inc. (a)      165,600                   6,510,150

                                                            7,149,525

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.6%

Borders Group, Inc. (a)           450,000                   6,975,000

Cameron Ashley Building           120,000                   960,000
Products, Inc. (a)

Electronics Boutique Holding      105,000                   2,264,063
Corp. (a)

Sunglass Hut International,       55,000                    673,750
Inc. (a)

Toys 'R' Us, Inc. (a)             157,300                   2,752,750

                                                            13,625,563

TOTAL RETAIL & WHOLESALE                                    62,998,401

SERVICES - 1.3%

LEASING & RENTAL - 0.5%

Avis Rent A Car, Inc. (a)         10,000                    191,250

Hertz Corp. Class A               59,500                    2,517,594

                                                            2,708,844

PRINTING - 0.1%

Schawk, Inc. Class A              29,900                    254,150

SERVICES - 0.7%

CDI Corp. (a)                     34,700                    841,475

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SERVICES - CONTINUED

SERVICES - CONTINUED

H&R Block, Inc.                   1,200                    $ 51,600

Service Corp. International       380,000                   2,873,750

                                                            3,766,825

TOTAL SERVICES                                              6,729,819

TECHNOLOGY - 13.1%

COMMUNICATIONS EQUIPMENT - 0.7%

Andrew Corp. (a)                  86,300                    1,202,806

Tollgrade Communications,         88,900                    2,505,869
Inc. (a)

                                                            3,708,675

COMPUTER SERVICES & SOFTWARE
- 7.5%

Activision, Inc. (a)              330,000                   4,955,156

GT Interactive Software Corp.     823,700                   1,698,881
(a)

Interplay Entertainment Corp.     770,000                   1,443,750
(a)

Midway Games, Inc. (a)            1,345,359                 29,093,388

The 3DO Co. (a)                   176,500                   1,671,234

                                                            38,862,409

COMPUTERS & OFFICE EQUIPMENT
- 4.6%

Ciprico, Inc. (a)                 115,200                   1,476,000

Performance Technologies,         1,091,450                 22,101,863
Inc. (a)(b)

                                                            23,577,863

ELECTRONIC INSTRUMENTS - 0.0%

Beckman Coulter, Inc.             1,000                     47,750

ELECTRONICS - 0.3%

Richardson Electronics Ltd.       238,000                   1,576,750

TOTAL TECHNOLOGY                                            67,773,447

TRANSPORTATION - 3.9%

RAILROADS - 3.8%

Burlington Northern Santa Fe      299,100                   8,673,900
Corp.

Genesee & Wyoming, Inc. Class     139,400                   1,646,663
A (a)

Trinity Industries, Inc.          295,500                   8,643,375

Union Pacific Corp.               10,000                    470,625

                                                            19,434,563

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TRANSPORTATION - CONTINUED

TRUCKING & FREIGHT - 0.1%

SPACEHAB, Inc. (a)                90,000                   $ 438,750

TOTAL TRANSPORTATION                                        19,873,313

UTILITIES - 0.4%

ELECTRIC UTILITY - 0.4%

Bangor Hydro-Electric Co.         55,600                    893,075

CMS Energy Corp.                  10,000                    332,500

Illinova Corp.                    28,400                    912,350

                                                            2,137,925

TOTAL COMMON STOCKS                                         514,226,921
(Cost $540,897,025)


CONVERTIBLE BONDS - 0.7%

MOODY'S RATINGS (UNAUDITED)               PRINCIPAL AMOUNT

TECHNOLOGY - 0.4%

ELECTRONICS - 0.4%

Richardson Electronics Ltd.:

7.25% 12/15/06                    B3      $ 404,000                      303,000

8.25% 6/15/06                     B3       1,978,000                     1,542,840

                                                                         1,845,840

TRANSPORTATION - 0.3%

TRUCKING & FREIGHT - 0.3%

SPACEHAB, Inc. 8% 10/15/07 (c)    -        2,500,000                     1,750,000

TOTAL CONVERTIBLE BONDS                                                  3,595,840
(Cost $4,560,430)


CASH EQUIVALENTS - 3.8%

                               SHARES                      VALUE (NOTE 1)

Central Cash Collateral Fund,   19,455,600                 $ 19,455,600
5.69% (Cost $19,455,600) (d)

TOTAL INVESTMENT PORTFOLIO -                                537,278,361
104.1%
(Cost $564,913,055)

NET OTHER ASSETS - (4.1)%                                   (21,198,150)

NET ASSETS - 100%                                         $ 516,080,211

LEGEND

(a) Non-income producing

(b) Affiliated company

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,607,182 or 0.5% of net assets.

(d) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate
cost of investment securities for income tax purposes was $565,090,140. Net unrealized depreciation aggregated $27,811,779, of which $90,734,494 related to appreciated investment securities and $118,546,273 related to depreciated investment securities.

The fund hereby designates approximately $52,999,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        NOVEMBER 30, 1999

ASSETS

Investment in securities, at                $ 537,278,361
value (cost $564,913,055) -
See accompanying schedule

Receivable for investments                   5,358,269
sold

Receivable for fund shares                   223,503
sold

Dividends receivable                         138,514

Interest receivable                          115,568

Other receivables                            106,353

 TOTAL ASSETS                                543,220,568

LIABILITIES

Payable to custodian bank      $ 1,042,171

Payable for investments         5,004,583
purchased

Payable for fund shares         1,118,781
redeemed

Accrued management fee          148,121

Distribution fees payable       241,824

Other payables and accrued      129,277
expenses

Collateral on securities        19,455,600
loaned, at value

 TOTAL LIABILITIES                           27,140,357

NET ASSETS                                  $ 516,080,211

Net Assets consist of:

Paid in capital                             $ 393,443,169

Accumulated undistributed net                150,274,352
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (27,637,310)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 516,080,211

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                        NOVEMBER 30, 1999

CALCULATION OF MAXIMUM             $26.76
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($7,882,883 (divided by)
294,546 shares)

Maximum offering price per         $28.39
share (100/94.25 of $26.76)

CLASS T: NET ASSET VALUE and       $27.13
redemption price per share
($393,433,958 (divided by)
14,499,225 shares)

Maximum offering price per         $28.11
share (100/96.50 of $27.13)

CLASS B: NET ASSET VALUE and       $26.36
offering price per share
($91,945,368 (divided by)
3,487,991 shares) A

INITIAL CLASS: NET ASSET           $27.74
VALUE, offering price and
redemption   price per share
($18,780,945 (divided by)
677,110 shares)

INSTITUTIONAL CLASS: NET           $27.21
ASSET VALUE, offering price
and redemption   price per
share ($4,037,057 (divided
by) 148,367 shares)

REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                               YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                               $ 3,123,075
Dividends (including $214,367
received from  affiliated
issuers)

Interest                                         492,985

Security lending                                 67,301

 TOTAL INCOME                                    3,683,361

EXPENSES

Management fee Basic fee         $ 3,163,911

 Performance adjustment           (1,270,220)

Transfer agent fees               1,230,694

Distribution fees                 3,056,120

Accounting and security           245,221
lending fees

Non-interested trustees'          2,508
compensation

Custodian fees and expenses       26,934

Registration fees                 100,404

Audit                             38,767

Legal                             119,502

Interest                          30,379

Reports to shareholders           19,402

Miscellaneous                     1,589

 Total expenses before            6,765,211
reductions

 Expense reductions               (99,333)       6,665,878

NET INVESTMENT INCOME (LOSS)                     (2,982,517)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            153,443,657
(including realized gain
(loss) of   $3,447,924 on
sales of investments in
affiliated issuers)

 Foreign currency transactions    (14,034)       153,429,623

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (63,938,806)

 Assets and liabilities in        (4,284)        (63,943,090)
foreign currencies

NET GAIN (LOSS)                                  89,486,533

NET INCREASE (DECREASE) IN                      $ 86,504,016
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (2,982,517)                 $ (3,813,374)
income (loss)

 Net realized gain (loss)       153,429,623                   39,859,599

 Change in net unrealized       (63,943,090)                  (66,249,832)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     86,504,016                    (30,203,607)
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (27,598,905)                  (55,555,575)
from net realized gains

Share transactions - net        (115,529,434)                 (9,889,615)
increase (decrease)

  TOTAL INCREASE (DECREASE)     (56,624,323)                  (95,648,797)
IN NET ASSETS

NET ASSETS

 Beginning of period            572,704,534                   668,353,331

 End of period                 $ 516,080,211                 $ 572,704,534


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED NOVEMBER 30,         1999      1998      1997 I       1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 23.89   $ 27.51   $ 22.51      $ 23.48
period

Income from Investment
Operations

Net investment income (loss) E    (.10)     (.14)     (.13)        .08

Net realized and unrealized       4.15      (1.09)    6.00         1.26
gain (loss)

Total from investment             4.05      (1.23)    5.87         1.34
operations

Less Distributions

From net investment income        -         -         -            (.37)

From net realized gain            (1.18)    (2.39)    (.87)        (1.94)

Total distributions               (1.18)    (2.39)    (.87)        (2.31)

Net asset value, end of period   $ 26.76   $ 23.89   $ 27.51      $ 22.51

TOTAL RETURN B, C                 17.62%    (4.45)%   26.96%       5.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,883   $ 4,613   $ 2,309      $ 638
(000 omitted)

Ratio of expenses to average      1.10%     1.24% G   1.49% A, G   .99% A, D
net assets

Ratio of expenses to average      1.08% H   1.23% H   1.47% A, H   .97% A, H
net assets after expense
reductions

Ratio of net investment           (.40)%    (.59)%    (.59)% A     1.00% A
income (loss) to average net
assets

Portfolio turnover                60%       64%       61% A        151%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO DECEMBER 31, 1996.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. I ELEVEN MONTHS ENDED NOVEMBER 30

FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED NOVEMBER 30,         1999       1998       1997 J       1996 I     1995 I     1994 H       1994 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 24.23    $ 27.78    $ 22.69      $ 24.88    $ 18.70    $ 19.96      $ 22.52
period

Income from Investment
Operations

Net investment income (loss)      (.12) D    (.13) D    (.07) D      .17 D      .39        .10 D        .39 D

Net realized and unrealized       4.20       (1.10)     6.03         .18        6.73       (.75)        (.81)
gain (loss)

Total from investment             4.08       (1.23)     5.96         .35        7.12       (.65)        (.42)
operations

Less Distributions

From net investment income        -          -          -            (.19)      (.39)      (.35)        (.43)

From net realized gain            (1.18)     (2.32)     (.87)        (2.35)     (.55)      (.26)        (1.71)

 Total distributions              (1.18)     (2.32)     (.87)        (2.54)     (.94)      (.61)        (2.14)

Net asset value, end of period   $ 27.13    $ 24.23    $ 27.78      $ 22.69    $ 24.88    $ 18.70      $ 19.96

TOTAL RETURN B, C                 17.49%     (4.40)%    27.15%       1.53%      38.16%     (3.26)%      (2.24)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 393,434  $ 443,578  $ 529,043    $ 560,645  $ 619,993  $ 375,691    $ 385,349
(000 omitted)

Ratio of expenses to average      1.18%      1.16%      1.24% A      1.28%      1.61%      1.73% A, E   1.85%
net assets

Ratio of expenses to average      1.16% F    1.15% F    1.23% A, F   1.27% F    1.61%      1.73% A      1.84% F
net assets after   expense
reductions

Ratio of net investment           (.48)%     (.53)%     (.29)% A     .70%       1.90%      2.03% A      1.89%
income (loss) to   average
net assets

Portfolio turnover                60%        64%        61% A        151%       142%       228% A       159%

A  ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED. D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. F FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES. G YEAR
ENDED SEPTEMBER 30 H THREE
MONTHS ENDED DECEMBER 31 I
YEAR ENDED DECEMBER 31 J
ELEVEN MONTHS ENDED NOVEMBER
30



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.


FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED NOVEMBER 30,         1999      1998       1997 J       1996 I    1995 I    1994 H      1994 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 23.69   $ 27.23    $ 22.36      $ 24.56   $ 18.57   $ 19.98     $ 19.65
period

Income from Investment
Operations

Net investment income (loss)      (.26) D   (.27) D    (.18) D      .04 D     .38       .06 D       .05 D

Net realized and unrealized       4.11      (1.07)     5.92         .18       6.54      (.74)       .28
gain (loss)

Total from investment             3.85      (1.34)     5.74         .22       6.92      (.68)       .33
operations

Less Distributions

From net investment income        -         -          -            (.07)     (.38)     (.47)       -

From net realized gain            (1.18)    (2.20)     (.87)        (2.35)    (.55)     (.26)       -

Total distributions               (1.18)    (2.20)     (.87)        (2.42)    (.93)     (.73)       -

Net asset value, end of period   $ 26.36   $ 23.69    $ 27.23      $ 22.36   $ 24.56   $ 18.57     $ 19.98

TOTAL RETURN B, C                 16.89%    (4.94)%    26.55%       1.00%     37.35%    (3.41)%     1.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 91,945  $ 101,234  $ 109,646    $ 98,535  $ 87,566  $ 17,090    $ 8,824
(000 omitted)

Ratio of expenses to average      1.72%     1.71%      1.78% A      1.80%     2.11%     2.58%A      2.63%A, F
net assets

Ratio of expenses to average      1.70% G   1.70% G    1.77% A, G   1.79%G    2.10%G    2.53%A, G   2.63%A
net assets after expense
reductions

Ratio of net investment           (1.02)%   (1.07)%    (.84)% A     .18%      1.40%     1.22%A      1.11%A
income (loss) to average net
assets

Portfolio turnover                60%       64%        61%A         151%      142%      228%A       159%

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
CONTINGENT DEFERRED SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED. D NET INVESTMENT
INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E FOR THE
PERIOD JUNE 30, 1994
(COMMENCEMENT OF SALE OF
CLASS B SHARES) TO SEPTEMBER
30, 1994. F FMR AGREED TO
REIMBURSE A PORTION OF THE
CLASS' EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE CLASS'
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE CLASS' EXPENSES. H THREE
MONTHS ENDED DECEMBER 31 I
YEAR ENDED DECEMBER 31 J
ELEVEN MONTHS ENDED NOVEMBER
30



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

FINANCIAL HIGHLIGHTS - INITIAL CLASS

YEARS ENDED NOVEMBER 30,         1999      1998       1997 J      1996 I    1995 I    1994 H       1994 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 24.61   $ 28.19    $ 22.90     $ 25.10   $ 18.86   $ 20.23      $ 22.72
period

Income from Investment
Operations

Net investment income (loss)      .02 D     (.02) D    .04 D       .28 D     .50       .13 D        .54 D

Net realized and unrealized       4.29      (1.12)     6.12        .19       6.79      (.74)        (.81)
gain (loss)

Total from investment             4.31      (1.14)     6.16        .47       7.29      (.61)        (.27)
operations

Less Distributions

From net investment income        -         - E        -           (.32)     (.50)     (.50)        (.51)

From net realized gain            (1.18)    (2.44) E   (.87)       (2.35)    (.55)     (.26)        (1.71)

Total distributions               (1.18)    (2.44)     (.87)       (2.67)    (1.05)    (.76)        (2.22)

Net asset value, end of period   $ 27.74   $ 24.61    $ 28.19     $ 22.90   $ 25.10   $ 18.86      $ 20.23

TOTAL RETURN B, C                 18.18%    (3.98)%    27.79%      2.00%     38.75%    (3.02)%      (1.51)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 18,781  $ 18,471   $ 21,792    $ 20,406  $ 23,428  $ 17,583     $ 18,850
(000 omitted)

Ratio of expenses to average      .63%      .70%       .77% A      .82%      1.04%     1.14% A      1.15%
net assets

Ratio of expenses to average      .61% F    .69% F     .76% A, F   .81% F    1.03% F   1.11% A, F   1.14% F
net assets after expense
reductions

Ratio of net investment           .06%      (.06)%     .18% A      1.16%     2.47%     2.65% A      2.60%
income (loss) to average net
assets

Portfolio turnover                60%       64%        61% A       151%      142%      228% A       159%

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
FORMER ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN
ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E THE AMOUNTS
SHOWN REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO
BOOK TO TAX DIFFERENCES. F
FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE CLASS'
EXPENSES. G YEAR ENDED
SEPTEMBER 30 H THREE MONTHS
ENDED DECEMBER 31 I YEAR
ENDED DECEMBER 31  J ELEVEN
MONTHS ENDED NOVEMBER 30



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED NOVEMBER 30,         1999     1998      1997 H       1996 G    1995 E

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 24.17  $ 27.63   $ 22.57      $ 24.80   $ 22.35
of period

Income from Investment
Operations

Net investment income (loss)      .01 D    (.05) D   (.05) D      .29 D     .55

Net realized and unrealized       4.21     (1.10)    5.98         .17       3.00
gain (loss)

Total from investment             4.22     (1.15)    5.93         .46       3.55
operations

Less Distributions

From net investment income        -        -         -            (.34)     (.55)

From net realized gain            (1.18)   (2.31)    (.87)        (2.35)    (.55)

Total distributions               (1.18)   (2.31)    (.87)        (2.69)    (1.10)

Net asset value, end of period   $ 27.21  $ 24.17   $ 27.63      $ 22.57   $ 24.80

TOTAL RETURN B, C                 18.14%   (4.12)%   27.16%       1.99%     15.96%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,037  $ 4,808   $ 5,564      $ 41,832  $ 20,429
(000 omitted)

Ratio of expenses to average      .65%     .85%      1.06% A      .78%      .97% A
net assets

Ratio of expenses to average      .63% F   .84% F    1.05% A, F   .76% F    .96% A, F
net assets after expense
reductions

Ratio of net investment           .05%     (.20)%    (.21)% A     1.21%     2.55% A
income (loss) to average net
assets

Portfolio turnover                60%      64%       61% A        151%      142%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO DECEMBER 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. G YEAR ENDED DECEMBER 31
H ELEVEN MONTHS ENDED NOVEMBER 30

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Value Strategies Fund (formerly Fidelity Advisor Strategic Opportunities Fund) (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

2. OPERATING POLICIES - CONTINUED

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $326,993,414 and $457,809,129, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .35% of average net assets after the performance adjustment. Effective July 1, 1999, the fund's performance adjustment will be phased out over an 18 month period. During the phase out period the performance adjustment can decrease, but not increase, the management fee owed by the fund.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares, except for the Initial Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 12,567     $ 47

CLASS T    2,102,754    47,996

CLASS B    940,799      706,651

          $ 3,056,120  $ 754,694


SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 60,131     $ 15,219

CLASS T    100,062      27,794

CLASS B    310,833      310,833*

          $ 471,026    $ 353,846

* WHEN CLASS B SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B and Institutional Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 19,585     .39

CLASS T                 924,947     .22

CLASS B                 243,082     .26

INITIAL CLASS           33,017      .18

INSTITUTIONAL CLASS     10,063      .20

                       $ 1,230,694

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. FSC, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $59,622 for the period.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $6,874,857. The weighted average interest rate was 5.15%. Interest expense includes $13,764 paid under the interfund lending program.

6. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $17,104,519. The fund received cash collateral of $19,455,600 which was invested in cash equivalents.

7. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,622,341. The weighted average interest rate was 5.18%. Interest expense includes $16,615 paid under the bank borrowing program.

8. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $99,080 under this arrangement.

In addition, through an arrangement with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the Institutional Class' transfer agent fees were reduced by $253 under its transfer agent arrangement.

9. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        YEAR ENDED  NOVEMBER 30, 1999  YEAR ENDED  NOVEMBER 30, 1998

FROM NET REALIZED GAIN

Class A                 $ 222,049                      $ 203,594

Class T                  21,323,385                     44,119,122

Class B                  4,978,545                      8,992,409

Initial Class            879,463                        1,877,364

Institutional Class      195,463                        363,086

Total                   $ 27,598,905                   $ 55,555,575


10. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED
                                                                                                           NOVEMBER 30,

                                1999                     1998                     1999                     1998



CLASS A Shares sold              189,244                  149,962                 $ 4,980,595              $ 3,743,916

Reinvestment of distributions    9,198                    8,353                    219,449                  200,346

Shares redeemed                  (97,013)                 (49,135)                 (2,391,263)              (1,208,504)

Net increase (decrease)          101,429                  109,180                 $ 2,808,781              $ 2,735,758

CLASS T Shares sold              7,021,436                4,972,644               $ 184,171,697            $ 126,364,372

Reinvestment of distributions    765,934                  1,556,391                18,545,471               37,826,161

Shares redeemed                  (11,595,790)             (7,262,586)              (298,993,825)            (182,732,848)

Net increase (decrease)          (3,808,420)              (733,551)               $ (96,276,657)           $ (18,542,315)

CLASS B Shares sold              490,766                  933,371                 $ 12,463,120             $ 23,549,084

Reinvestment of distributions    193,943                  346,309                  4,585,887                8,275,545

Shares redeemed                  (1,469,616)              (1,032,851)              (35,592,100)             (25,089,860)

Net increase (decrease)          (784,907)                246,829                 $ (18,543,093)           $ 6,734,769

INITIAL CLASS Shares sold        2,550                    2,933                   $ 67,252                 $ 75,101

Reinvestment of distributions    31,786                   68,311                   782,724                  1,679,237

Shares redeemed                  (107,664)                (93,899)                 (2,722,193)              (2,355,583)

Net increase (decrease)          (73,328)                 (22,655)                $ (1,872,217)            $ (601,245)

INSTITUTIONAL CLASS Shares       227,449                  220,720                 $ 5,865,023              $ 5,783,275
sold

Reinvestment of distributions    7,153                    11,710                   172,793                  283,206


Shares redeemed                  (285,143)                (234,866)                (7,684,064)              (6,283,063)

Net increase (decrease)          (50,541)                 (2,436)                 $ (1,646,248)            $ (216,582)


11. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AFFILIATE                            PURCHASE COST      SALES COST        DIVIDEND INCOME      VALUE

AFC Cable Systems, Inc.              $ -                $ 1,826,820       $ -                  $ -

Alliance Pharmaceutical Corp.         2,306,591          -                 -                    15,840,450

Big Dog Holdings, Inc.                -                  -                 101,160              7,207,650

Freds, Inc. Class A                   1,992,627          -                 113,207              9,897,875

Harveys Casino Resorts                -                  6,582,078         -                    -

I-Stat Corp.                          288,738            -                 -                    11,643,594

Maxim Group, Inc.                     -                  -                 -                    5,621,625

Maxwell Shoe, Inc. Class A            781,342            -                 -                    7,806,450

Morton's Restaurant Group,            -                  -                 -                    6,345,450
Inc.

Performance Technologies, Inc.        733,850            504,604           -                    22,101,863

Reno Air, Inc.                        -                  2,835,000         -                    -

Silicon Gaming, Inc.                  -                  3,222,531         -                    -

WMS Industries, Inc.                  770,608            27,802            -                    21,499,888

TOTALS                               $ 6,873,756        $ 14,998,835      $ 214,367            $ 107,964,845


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series I and Shareholders of
Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor Value Strategies Fund as of November 30, 1999, and the related statements of operations , changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years in the six-year period ended November 30, 1998 were audited by other auditors whose report, dated January 13, 1999, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund at November 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 7, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

               PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Initial Class  12/20/99 12/17/99    $.02      $5.48
                1/10/00   1/7/00    -         $.31

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
 Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Harris Leviton, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

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